UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-04008

Fidelity Investment Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2022

Item 1.

Reports to Stockholders

Fidelity's Targeted International Equity Funds®

Fidelity® Canada Fund
Fidelity® China Region Fund
Fidelity® Emerging Asia Fund
Fidelity® Emerging Markets Fund
Fidelity® Europe Fund
Fidelity® Japan Fund
Fidelity® Japan Smaller Companies Fund
Fidelity® Latin America Fund
Fidelity® Nordic Fund
Fidelity® Pacific Basin Fund

Annual Report
October 31, 2022
Includes Fidelity and Fidelity Advisor share classes

Contents

Fidelity® Canada Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® China Region Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Emerging Asia Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Emerging Markets Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Europe Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Japan Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Japan Smaller Companies Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Latin America Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Nordic Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Pacific Basin Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Canada Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-12.40%	4.77%	4.28%
Class M (incl.3.50% sales charge)	-10.57%	4.96%	4.22%
Class C (incl. contingent deferred sales charge)	-8.68%	5.22%	4.29%
Fidelity® Canada Fund	-6.77%	6.35%	5.23%
Class I	-6.74%	6.40%	5.26%
Class Z	-6.66%	6.49%	5.30%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Canada Fund, a class of the fund,  on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P/TSX Composite Index performed over the same period.

Fidelity® Canada Fund
Management's Discussion of Fund Performance

Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Portfolio Manager Ryan Oldham:
For the fiscal year ending October 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned about -8% to -7%, outperforming the -13.57% result of the benchmark S&P/TSX Composite Index. Versus the benchmark, stock selection in the Canadian market was the primary contributor, especially within the information technology sector. Strong picks in financials also boosted the fund's relative result. Further bolstering performance was an overweighting in consumer staples, primarily driven by the food & staples retailing industry. The fund's biggest individual relative contributor was our lighter-than-benchmark stake in Shopify, which returned about -77% the past year. Also adding value was our outsized stake in Canadian National Resources, which was among the fund's largest holdings and gained 49%. Another notable relative contributor was an overweighting in Alimentation Couche-Tard (+20%), which was also one of our biggest holdings. By sector, the largest detractor from performance versus the benchmark was an underweighting in utilities. Weak picks in the communication services sector, particularly within the media & entertainment industry, also hampered the fund's relative result, as did a modest underweighting in energy. Not owning Cenovus Energy, a benchmark component that gained roughly 71%, was the largest individual relative detractor. Also hampering performance was our outsized stake in Dye & Durham, which returned -64%, and an overweighting in GFL Environmental, which returned roughly -34%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Canada Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Royal Bank of Canada (Banks)	8.3
The Toronto-Dominion Bank (Banks)	8.1
Canadian Pacific Railway Ltd. (Road & Rail)	6.8
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	5.6
Alimentation Couche-Tard, Inc. Class A (multi-vtg.) (Food & Staples Retailing)	5.4
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	4.9
Nutrien Ltd. (Chemicals)	3.9
Brookfield Asset Management, Inc. (Canada) Class A (Capital Markets)	3.9
Franco-Nevada Corp. (Metals & Mining)	3.7
Constellation Software, Inc. (Software)	3.4
54.0

Market Sectors (% of Fund's net assets)

Financials	28.3
Energy	18.1
Industrials	14.5
Materials	12.3
Consumer Staples	8.7
Information Technology	6.1
Consumer Discretionary	6.0
Communication Services	4.2
Health Care	0.7
Real Estate	0.5

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2022, the Fund did not have more than 25% of its total assets invested in any one industry.
Asset Allocation (% of Fund's net assets)

Foreign investments - 99.4%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® Canada Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 99.0%
	Shares	Value ($)
COMMUNICATION SERVICES - 3.9%
Diversified Telecommunication Services - 2.2%
TELUS Corp.	953,000	19,901,530
Interactive Media & Services - 0.1%
VerticalScope Holdings, Inc. (a)	80,400	427,864
Media - 0.1%
Quebecor, Inc. Class A	57,400	1,086,612
Wireless Telecommunication Services - 1.5%
Rogers Communications, Inc. Class B (non-vtg.)	324,400	13,503,669
TOTAL COMMUNICATION SERVICES		34,919,675
CONSUMER DISCRETIONARY - 6.0%
Auto Components - 0.8%
Magna International, Inc. Class A (sub. vtg.)	131,600	7,333,704
Hotels, Restaurants & Leisure - 2.1%
Restaurant Brands International, Inc.	309,600	18,396,242
Multiline Retail - 2.8%
Dollarama, Inc.	419,900	24,950,200
Specialty Retail - 0.1%
Diversified Royalty Corp. (b)	184,600	406,503
Textiles, Apparel & Luxury Goods - 0.2%
Canada Goose Holdings, Inc. (a)(b)	99,400	1,626,327
TOTAL CONSUMER DISCRETIONARY		52,712,976
CONSUMER STAPLES - 8.7%
Beverages - 0.1%
GURU Organic Energy Corp. (a)(b)	324,600	862,518
Food & Staples Retailing - 8.3%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	1,069,200	47,874,041
Metro, Inc.	341,595	17,895,280
Neighbourly Pharmacy, Inc. (b)	95,478	1,626,634
North West Co., Inc.	251,100	6,533,927
		73,929,882
Personal Products - 0.3%
Jamieson Wellness, Inc. (c)	91,000	2,226,322
TOTAL CONSUMER STAPLES		77,018,722
ENERGY - 18.1%
Energy Equipment & Services - 0.9%
Computer Modelling Group Ltd.	531,800	2,107,916
Pason Systems, Inc.	543,100	5,768,457
		7,876,373
Oil, Gas & Consumable Fuels - 17.2%
Cameco Corp.	203,100	4,816,795
Canadian Natural Resources Ltd. (b)	830,698	49,822,978
Enbridge, Inc.	539,900	21,035,631
Parkland Corp.	514,200	10,394,589
PrairieSky Royalty Ltd. (b)	1,479,018	22,972,086
Suncor Energy, Inc.	1,265,000	43,511,506
		152,553,585
TOTAL ENERGY		160,429,958
FINANCIALS - 28.3%
Banks - 16.4%
Royal Bank of Canada (b)	797,700	73,806,355
The Toronto-Dominion Bank	1,124,700	71,980,470
		145,786,825
Capital Markets - 5.2%
Brookfield Asset Management, Inc. (Canada) Class A	870,106	34,456,798
TMX Group Ltd.	121,100	11,642,880
		46,099,678
Insurance - 6.7%
Definity Financial Corp.	388,713	11,512,878
Intact Financial Corp.	152,625	23,191,472
Sun Life Financial, Inc.	575,500	24,441,906
		59,146,256
TOTAL FINANCIALS		251,032,759
HEALTH CARE - 0.7%
Health Care Providers & Services - 0.7%
Andlauer Healthcare Group, Inc.	137,800	5,281,988
dentalcorp Holdings Ltd. (a)	231,000	1,286,960
		6,568,948
INDUSTRIALS - 14.5%
Commercial Services & Supplies - 2.2%
GFL Environmental, Inc.	731,000	19,729,783
Professional Services - 2.4%
Thomson Reuters Corp.	197,600	21,015,351
Road & Rail - 9.9%
Canadian National Railway Co.	234,750	27,811,245
Canadian Pacific Railway Ltd.	803,762	59,918,574
		87,729,819
TOTAL INDUSTRIALS		128,474,953
INFORMATION TECHNOLOGY - 6.0%
IT Services - 0.7%
Shopify, Inc. Class A (a)	188,100	6,449,261
Software - 5.3%
ApplyBoard, Inc. (a)(d)(e)	1,677	115,512
ApplyBoard, Inc. (non-vtg.) (a)(d)(e)	414	28,516
Constellation Software, Inc.	20,800	30,075,760
Dye & Durham Ltd.	493,300	5,456,770
Open Text Corp.	385,828	11,175,376
		46,851,934
TOTAL INFORMATION TECHNOLOGY		53,301,195
MATERIALS - 12.3%
Chemicals - 3.9%
Nutrien Ltd.	413,581	34,944,991
Containers & Packaging - 1.4%
CCL Industries, Inc. Class B (b)	260,100	12,218,886
Metals & Mining - 6.5%
Franco-Nevada Corp.	268,900	33,224,896
Lundin Mining Corp.	1,052,800	5,517,666
Wheaton Precious Metals Corp.	587,000	19,204,015
		57,946,577
Paper & Forest Products - 0.5%
Stella-Jones, Inc.	98,523	2,967,225
Western Forest Products, Inc.	1,487,783	1,343,247
		4,310,472
TOTAL MATERIALS		109,420,926
REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Allied Properties (REIT)	216,000	4,184,123
Real Estate Management & Development - 0.0%
Information Services Corp.	15,300	262,571
TOTAL REAL ESTATE		4,446,694
TOTAL COMMON STOCKS (Cost $538,767,944)		878,326,806

Nonconvertible Preferred Stocks - 0.1%
	Shares	Value ($)
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
ApplyBoard, Inc.:
Series A1 (a)(d)(e)	2,063	142,099
Series A2 (a)(d)(e)	1,615	111,241
Series A3 (a)(d)(e)	92	6,337
Series D (a)(d)(e)	4,504	310,236
Series Seed (a)(d)(e)	617	42,499
(Cost $770,130)		612,412

Convertible Bonds - 0.3%
		Principal Amount (f)	Value ($)
COMMUNICATION SERVICES - 0.3%
Entertainment - 0.3%
Cineplex, Inc. 5.75% 9/30/25 (c) (Cost $2,310,432)	CAD	3,203,000	2,415,739

Money Market Funds - 3.3%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (g)	505,437	505,538
Fidelity Securities Lending Cash Central Fund 3.10% (g)(h)	29,350,248	29,353,183
TOTAL MONEY MARKET FUNDS (Cost $29,858,721)		29,858,721

TOTAL INVESTMENT IN SECURITIES - 102.7% (Cost $571,707,227)	911,213,678
NET OTHER ASSETS (LIABILITIES) - (2.7)%	(24,260,855)
NET ASSETS - 100.0%	886,952,823

Currency Abbreviations
CAD	-	Canadian dollar

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,642,061 or 0.5% of net assets.

(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $756,440 or 0.1% of net assets.

(e)	Level 3 security
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ApplyBoard, Inc.	6/04/21 - 6/30/21	85,688

ApplyBoard, Inc. (non-vtg.)	6/30/21	44,290

ApplyBoard, Inc. Series A1	6/04/21	133,582

ApplyBoard, Inc. Series A2	6/04/21	104,573

ApplyBoard, Inc. Series A3	6/04/21	5,957

ApplyBoard, Inc. Series D	6/04/21	486,066

ApplyBoard, Inc. Series Seed	6/04/21	39,952

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	479,852	141,290,261	141,264,575	14,789	-	-	505,538	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	82,977,032	980,026,000	1,033,649,849	142,988	-	-	29,353,183	0.1%
Total	83,456,884	1,121,316,261	1,174,914,424	157,777	-	-	29,858,721

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	34,919,675	34,919,675	-	-
Consumer Discretionary	52,712,976	52,712,976	-	-
Consumer Staples	77,018,722	77,018,722	-	-
Energy	160,429,958	160,429,958	-	-
Financials	251,032,759	251,032,759	-	-
Health Care	6,568,948	6,568,948	-	-
Industrials	128,474,953	128,474,953	-	-
Information Technology	53,913,607	53,157,167	-	756,440
Materials	109,420,926	109,420,926	-	-
Real Estate	4,446,694	4,446,694	-	-

Corporate Bonds	2,415,739	-	2,415,739	-

Money Market Funds	29,858,721	29,858,721	-	-
Total Investments in Securities:	911,213,678	908,041,499	2,415,739	756,440
Fidelity® Canada Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $27,208,289) - See accompanying schedule:
Unaffiliated issuers (cost $541,848,506)	$881,354,957
Fidelity Central Funds (cost $29,858,721)	29,858,721

Total Investment in Securities (cost $571,707,227)		$911,213,678
Cash		55,080
Foreign currency held at value (cost $753,007)		753,056
Receivable for investments sold		4,986,081
Receivable for fund shares sold		180,401
Dividends receivable		709,142
Interest receivable		11,852
Distributions receivable from Fidelity Central Funds		5,264
Prepaid expenses		1,386
Total assets		917,915,940
Liabilities
Payable for fund shares redeemed	$818,691
Accrued management fee	561,836
Distribution and service plan fees payable	10,037
Other affiliated payables	165,142
Other payables and accrued expenses	57,802
Collateral on securities loaned	29,349,609
Total Liabilities		30,963,117
Net Assets		$886,952,823
Net Assets consist of:
Paid in capital		$517,699,725
Total accumulated earnings (loss)		369,253,098
Net Assets		$886,952,823

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($31,706,710 ÷ 533,415 shares) (a)		$59.44
Maximum offering price per share (100/94.25 of $59.44)		$63.07
Class M :
Net Asset Value and redemption price per share ($6,640,506 ÷ 112,377 shares) (a)		$59.09
Maximum offering price per share (100/96.50 of $59.09)		$61.23
Class C :
Net Asset Value and offering price per share ($1,108,665 ÷ 18,986 shares) (a)		$58.39
Canada :
Net Asset Value , offering price and redemption price per share ($825,488,142 ÷ 13,806,386 shares)		$59.79
Class I :
Net Asset Value , offering price and redemption price per share ($16,165,491 ÷ 270,157 shares)		$59.84
Class Z :
Net Asset Value , offering price and redemption price per share ($5,843,309 ÷ 98,119 shares)		$59.55
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$23,043,917
Interest		193,875
Income from Fidelity Central Funds (including $142,988 from security lending)		157,777
Income before foreign taxes withheld		23,395,569
Less foreign taxes withheld		(3,455,906)
Total Income		19,939,663
Expenses
Management fee
Basic fee	$6,118,874
Performance adjustment	(244,469)
Transfer agent fees	1,544,271
Distribution and service plan fees	131,595
Accounting fees	419,684
Custodian fees and expenses	13,280
Independent trustees' fees and expenses	3,067
Registration fees	89,413
Audit	61,429
Legal	1,028
Interest	1,721
Miscellaneous	4,097
Total expenses before reductions	8,143,990
Expense reductions	(29,446)
Total expenses after reductions		8,114,544
Net Investment income (loss)		11,825,119
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	24,954,969
Foreign currency transactions	(434,640)
Total net realized gain (loss)		24,520,329
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(104,994,098)
Assets and liabilities in foreign currencies	5,920
Total change in net unrealized appreciation (depreciation)		(104,988,178)
Net gain (loss)		(80,467,849)
Net increase (decrease) in net assets resulting from operations		$(68,642,730)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$11,825,119	$10,152,770
Net realized gain (loss)	24,520,329	36,420,496
Change in net unrealized appreciation (depreciation)	(104,988,178)	271,065,320
Net increase (decrease) in net assets resulting from operations	(68,642,730)	317,638,586
Distributions to shareholders	(44,124,388)	(19,441,097)
Share transactions - net increase (decrease)	99,770,958	(67,034,603)
Total increase (decrease) in net assets	(12,996,160)	231,162,886

Net Assets
Beginning of period	899,948,983	668,786,097
End of period	$886,952,823	$899,948,983

Financial Highlights
Fidelity Advisor® Canada Fund Class A

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$67.23	$46.01	$51.95	$49.75	$54.11
Income from Investment Operations
Net investment income (loss) A,B	.63	.55	.61	.66	.60
Net realized and unrealized gain (loss)	(5.30)	21.89	(4.38)	4.56	(3.88)
Total from investment operations	(4.67)	22.44	(3.77)	5.22	(3.28)
Distributions from net investment income	(.61)	(.63)	(.77)	(.39)	(.59)
Distributions from net realized gain	(2.51)	(.59)	(1.40)	(2.63)	(.49)
Total distributions	(3.12)	(1.22)	(2.17)	(3.02)	(1.08)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$59.44	$67.23	$46.01	$51.95	$49.75
Total Return D,E	(7.06)%	49.45%	(7.70)%	11.34%	(6.19)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.20%	1.12%	1.20%	1.20%	1.21%
Expenses net of fee waivers, if any	1.20%	1.12%	1.20%	1.20%	1.21%
Expenses net of all reductions	1.20%	1.12%	1.19%	1.19%	1.20%
Net investment income (loss)	1.00%	.92%	1.27%	1.32%	1.13%
Supplemental Data
Net assets, end of period (000 omitted)	$31,707	$33,087	$23,395	$30,598	$29,420
Portfolio turnover rate H	13%	7%	11%	8% I	29%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the sales charges.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Canada Fund Class M

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$66.84	$45.74	$51.67	$49.46	$53.77
Income from Investment Operations
Net investment income (loss) A,B	.45	.38	.47	.51	.44
Net realized and unrealized gain (loss)	(5.26)	21.78	(4.36)	4.55	(3.86)
Total from investment operations	(4.81)	22.16	(3.89)	5.06	(3.42)
Distributions from net investment income	(.42)	(.47)	(.64)	(.22)	(.40)
Distributions from net realized gain	(2.51)	(.59)	(1.40)	(2.63)	(.49)
Total distributions	(2.94) C	(1.06)	(2.04)	(2.85)	(.89)
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$59.09	$66.84	$45.74	$51.67	$49.46
Total Return E,F	(7.32)%	49.04%	(7.95)%	11.02%	(6.47)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.48%	1.40%	1.47%	1.49%	1.51%
Expenses net of fee waivers, if any	1.48%	1.39%	1.47%	1.48%	1.51%
Expenses net of all reductions	1.48%	1.39%	1.47%	1.48%	1.51%
Net investment income (loss)	.72%	.64%	.99%	1.03%	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$6,641	$7,829	$5,911	$8,589	$7,844
Portfolio turnover rate I	13%	7%	11%	8% J	29%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Canada Fund Class C

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$65.76	$44.96	$50.61	$48.48	$52.72
Income from Investment Operations
Net investment income (loss) A,B	.14	.08	.24	.29	.21
Net realized and unrealized gain (loss)	(5.19)	21.46	(4.31)	4.47	(3.78)
Total from investment operations	(5.05)	21.54	(4.07)	4.76	(3.57)
Distributions from net investment income	-	(.15)	(.18)	-	(.18)
Distributions from net realized gain	(2.32)	(.59)	(1.40)	(2.63)	(.49)
Total distributions	(2.32)	(.74)	(1.58)	(2.63)	(.67)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$58.39	$65.76	$44.96	$50.61	$48.48
Total Return D,E	(7.79)%	48.31%	(8.39)%	10.53%	(6.85)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.99%	1.90%	1.95%	1.92%	1.94%
Expenses net of fee waivers, if any	1.98%	1.90%	1.95%	1.92%	1.93%
Expenses net of all reductions	1.98%	1.90%	1.95%	1.91%	1.93%
Net investment income (loss)	.22%	.14%	.51%	.60%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$1,109	$1,683	$3,151	$6,226	$11,196
Portfolio turnover rate H	13%	7%	11%	8% I	29%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the contingent deferred sales charge.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Canada Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$67.62	$46.26	$52.21	$50.02	$54.41
Income from Investment Operations
Net investment income (loss) A,B	.83	.74	.76	.82	.77
Net realized and unrealized gain (loss)	(5.33)	21.99	(4.38)	4.58	(3.90)
Total from investment operations	(4.50)	22.73	(3.62)	5.40	(3.13)
Distributions from net investment income	(.82)	(.78)	(.92)	(.58)	(.77)
Distributions from net realized gain	(2.51)	(.59)	(1.40)	(2.63)	(.49)
Total distributions	(3.33)	(1.37)	(2.33) C	(3.21)	(1.26)
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$59.79	$67.62	$46.26	$52.21	$50.02
Total Return E	(6.77)%	49.91%	(7.40)%	11.70%	(5.89)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.89%	.80%	.88%	.88%	.89%
Expenses net of fee waivers, if any	.88%	.80%	.88%	.88%	.89%
Expenses net of all reductions	.88%	.80%	.88%	.87%	.88%
Net investment income (loss)	1.32%	1.24%	1.58%	1.64%	1.45%
Supplemental Data
Net assets, end of period (000 omitted)	$825,488	$821,617	$612,716	$803,629	$903,662
Portfolio turnover rate H	13%	7%	11%	8% I	29%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Canada Fund Class I

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$67.70	$46.24	$52.11	$49.93	$54.29
Income from Investment Operations
Net investment income (loss) A,B	.85	.78	.79	.85	.79
Net realized and unrealized gain (loss)	(5.34)	22.00	(4.39)	4.55	(3.90)
Total from investment operations	(4.49)	22.78	(3.60)	5.40	(3.11)
Distributions from net investment income	(.86)	(.73)	(.87)	(.59)	(.77)
Distributions from net realized gain	(2.51)	(.59)	(1.40)	(2.63)	(.49)
Total distributions	(3.37)	(1.32)	(2.27)	(3.22)	(1.25) C
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$59.84	$67.70	$46.24	$52.11	$49.93
Total Return E	(6.74)%	50.02%	(7.35)%	11.74%	(5.86)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.86%	.74%	.81%	.84%	.86%
Expenses net of fee waivers, if any	.86%	.74%	.81%	.84%	.85%
Expenses net of all reductions	.86%	.74%	.81%	.83%	.85%
Net investment income (loss)	1.34%	1.29%	1.65%	1.68%	1.49%
Supplemental Data
Net assets, end of period (000 omitted)	$16,165	$13,724	$8,392	$14,507	$26,923
Portfolio turnover rate H	13%	7%	11%	8% I	29%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Canada Fund Class Z

Years ended October 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$67.38	$46.11	$52.07	$49.94	$53.92
Income from Investment Operations
Net investment income (loss) B,C	.92	.82	.84	.92	.06
Net realized and unrealized gain (loss)	(5.33)	21.91	(4.37)	4.53	(4.04)
Total from investment operations	(4.41)	22.73	(3.53)	5.45	(3.98)
Distributions from net investment income	(.91)	(.87)	(1.03)	(.69)	-
Distributions from net realized gain	(2.51)	(.59)	(1.40)	(2.63)	-
Total distributions	(3.42)	(1.46)	(2.43)	(3.32)	-
Net asset value, end of period	$59.55	$67.38	$46.11	$52.07	$49.94
Total Return D,E	(6.66)%	50.13%	(7.24)%	11.87%	(7.38)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.75%	.66%	.72%	.72%	.80% H
Expenses net of fee waivers, if any	.75%	.66%	.72%	.72%	.80% H
Expenses net of all reductions	.75%	.66%	.72%	.71%	.79% H
Net investment income (loss)	1.45%	1.38%	1.74%	1.80%	1.48% H
Supplemental Data
Net assets, end of period (000 omitted)	$5,843	$22,010	$15,221	$20,496	$128
Portfolio turnover rate I	13%	7%	11%	8% J	29%

A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Canada, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$376,025,914
Gross unrealized depreciation	(39,216,690)
Net unrealized appreciation (depreciation)	$336,809,224
Tax Cost	$574,404,454

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,110,407
Undistributed long-term capital gain	$22,334,892
Net unrealized appreciation (depreciation) on securities and other investments	$336,807,799

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$13,229,283	$13,764,443
Long-term Capital Gains	30,895,105	5,676,654
Total	$44,124,388	$19,441,097

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Canada Fund	188,872,571	120,356,506

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada as compared to its benchmark index, the S&P/TSX Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$80,682	$225
Class M	.25%	.25%	36,730	16
Class C	.75%	.25%	14,183	1,068
			$131,595	$1,309

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions.   The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$18,932
Class M	545
Class C A	482
$19,959

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$76,143.24
Class M	19,801.27
Class C	3,841.27
Canada	1,409,318.17
Class I	25,367.15
Class Z	9,801.04
	$1,544,271

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Canada Fund	.05

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Canada Fund	Borrower	$ 18,693,000	3.32%	$ 1,721

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Canada Fund	29,198,387	2,240,286	48,945

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Canada Fund	$1,558

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Canada Fund	$15,454	$ -	$-

8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $29,446.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Canada Fund
Class A	$ 1,521,087	$618,232
Class M	339,044	133,891
Class C	58,947	49,983
Canada	40,254,541	17,909,638
Class I	818,871	258,425
Class Z	1,131,898	470,928
Total	$44,124,388	$19,441,097
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Canada Fund
Class A
Shares sold	91,502	57,546	$ 5,737,202	$ 3,411,614
Reinvestment of distributions	23,772	11,025	1,449,851	589,714
Shares redeemed	(73,975)	(84,917)	(4,692,234)	(5,008,946)
Net increase (decrease)	41,299	(16,346)	$2,494,819	$(1,007,618)
Class M
Shares sold	6,970	5,995	$443,908	$361,311
Reinvestment of distributions	5,557	2,501	337,743	133,344
Shares redeemed	(17,269)	(20,590)	(1,094,130)	(1,194,828)
Net increase (decrease)	(4,742)	(12,094)	$(312,479)	$(700,173)
Class C
Shares sold	3,877	3,093	$ 245,296	$ 176,271
Reinvestment of distributions	977	943	58,947	49,676
Shares redeemed	(11,456)	(48,530)	(711,381)	(2,827,895)
Net increase (decrease)	(6,602)	(44,494)	$(407,138)	$(2,601,948)
Canada
Shares sold	2,660,313	688,197	$ 168,972,527	$ 42,135,723
Reinvestment of distributions	619,960	312,199	37,922,967	16,749,465
Shares redeemed	(1,624,197)	(2,096,008)	(101,772,732)	(123,048,904)
Net increase (decrease)	1,656,076	(1,095,612)	$105,122,762	$(64,163,716)
Class I
Shares sold	238,697	125,979	$ 15,537,489	$ 7,822,995
Reinvestment of distributions	12,737	4,470	779,507	239,960
Shares redeemed	(183,998)	(109,208)	(11,689,703)	(6,469,644)
Net increase (decrease)	67,436	21,241	$4,627,293	$1,593,311
Class Z
Shares sold	156,264	48,490	$ 10,087,519	$ 2,951,806
Reinvestment of distributions	18,285	8,746	1,112,618	466,957
Shares redeemed	(403,081)	(60,703)	(22,954,436)	(3,573,222)
Net increase (decrease)	(228,532)	(3,467)	$(11,754,299)	$(154,459)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Fidelity® China Region Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-48.35%	-4.26%	3.72%
Class M (incl.3.50% sales charge)	-47.28%	-4.11%	3.64%
Class C (incl. contingent deferred sales charge)	-46.09%	-3.83%	3.73%
Fidelity® China Region Fund	-45.04%	-2.82%	4.67%
Class I	-45.05%	-2.84%	4.67%
Class Z	-44.97%	-2.73%	4.73%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® China Region Fund, a class of the fund,  on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Golden Dragon Index performed over the same period.

Fidelity® China Region Fund
Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Co-Managers Ivan Xie and Peifang Sun:
For the fiscal year ending October 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned roughly -46% to -45%, underperforming the -42.77% return of the MSCI Golden Dragon (Net MA) Index. By country, stock picks in China and Taiwan most hurt the fund's result versus the MSCI index. By sector, the primary detractor from relative performance was our stock picks in communication services, especially within the media & entertainment industry. An overweighting in consumer discretionary also hindered the fund's relative result, and security selection in the information technology and health care sectors further detracted. The biggest individual relative detractor was an overweight position in Bilibili (-88%). Another notable relative detractor was an overweighting in XPeng (-86%) - by period end, we significantly reduced our stake. The fund's non-benchmark stake in Prosus, a position not held at period end, returned -51%. Conversely, the primary contributor to performance versus the benchmark was our stock selection in materials. Strong picks in financials and industrials, especially within the capital goods industry, also bolstered the fund's relative result. Lastly, the fund's position in cash was a notable contributor. The biggest individual relative contributor was an overweight position in China Oilfield Services (+17%). Our second-largest relative contributor this period was avoiding NIO, a benchmark component that returned roughly -75%. Another notable contributor was an outsized stake in Industrial and Commercial Bank of China (-15%), which was one of the fund's largest holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® China Region Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	18.3
Tencent Holdings Ltd. (Interactive Media & Services)	7.9
AIA Group Ltd. (Insurance)	5.7
Alibaba Group Holding Ltd. (Internet & Direct Marketing Retail)	5.6
Meituan Class B (Internet & Direct Marketing Retail)	4.2
China Construction Bank Corp. (H Shares) (Banks)	2.6
Pinduoduo, Inc. ADR (Internet & Direct Marketing Retail)	2.6
Industrial & Commercial Bank of China Ltd. (H Shares) (Banks)	2.4
MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	2.3
Zijin Mining Group Co. Ltd. (H Shares) (Metals & Mining)	2.1
53.7

Market Sectors (% of Fund's net assets)

Information Technology	26.2
Consumer Discretionary	22.2
Financials	16.1
Communication Services	9.8
Health Care	5.0
Consumer Staples	4.9
Materials	4.4
Industrials	3.5
Real Estate	2.1
Energy	1.7

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese markets. As of October 31, 2022, the Fund did not have more than 25% of its total assets invested in any one industry.
Asset Allocation (% of Fund's net assets)

Foreign investments - 95.1%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® China Region Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 94.6%
	Shares	Value ($)
COMMUNICATION SERVICES - 9.8%
Entertainment - 1.9%
Bilibili, Inc. ADR (a)(b)	471,100	4,202,212
NetEase, Inc.	937,400	10,400,691
		14,602,903
Interactive Media & Services - 7.9%
Tencent Holdings Ltd.	2,387,700	62,741,101
TOTAL COMMUNICATION SERVICES		77,344,004
CONSUMER DISCRETIONARY - 22.2%
Automobiles - 2.5%
Brilliance China Automotive Holdings Ltd. (a)	1,668,000	718,228
Great Wall Motor Co. Ltd. (H Shares)	4,248,500	4,638,378
Guangzhou Automobile Group Co. Ltd. (H Shares)	9,646,000	5,873,877
Li Auto, Inc.:
ADR (a)	387,000	5,270,940
Class A (a)	249,800	1,704,126
XPeng, Inc. ADR (a)(b)	180,600	1,195,572
		19,401,121
Hotels, Restaurants & Leisure - 2.3%
Galaxy Entertainment Group Ltd.	1,684,000	7,690,967
Trip.com Group Ltd. (a)	144,000	3,234,572
Trip.com Group Ltd. ADR (a)	330,400	7,476,952
		18,402,491
Household Durables - 0.8%
Haier Smart Home Co. Ltd. (A Shares)	2,280,398	6,494,992
Internet & Direct Marketing Retail - 13.4%
Alibaba Group Holding Ltd. (a)	5,675,200	44,124,151
JD.com, Inc. Class A	445,300	8,109,145
Meituan Class B (a)(c)	2,088,988	33,445,838
Pinduoduo, Inc. ADR (a)	375,705	20,599,905
		106,279,039
Specialty Retail - 0.7%
China Tourism Group Duty Free Corp. Ltd. (A Shares)	239,500	5,259,037
Textiles, Apparel & Luxury Goods - 2.5%
Li Ning Co. Ltd.	1,458,000	7,541,075
LVMH Moet Hennessy Louis Vuitton SE	15,900	10,032,819
Shenzhou International Group Holdings Ltd.	303,400	2,106,507
		19,680,401
TOTAL CONSUMER DISCRETIONARY		175,517,081
CONSUMER STAPLES - 4.9%
Beverages - 2.7%
Kweichow Moutai Co. Ltd. (A Shares)	84,845	15,611,175
Wuliangye Yibin Co. Ltd. (A Shares)	337,760	6,174,391
		21,785,566
Food Products - 0.9%
Uni-President Enterprises Corp.	3,562,000	7,233,552
Household Products - 0.5%
C&S Paper Co. Ltd. (A Shares)	2,955,102	3,787,503
Personal Products - 0.8%
Proya Cosmetics Co. Ltd. (A Shares)	267,260	6,117,092
TOTAL CONSUMER STAPLES		38,923,713
ENERGY - 1.7%
Energy Equipment & Services - 1.7%
China Oilfield Services Ltd. (H Shares)	12,112,000	13,640,109
FINANCIALS - 15.9%
Banks - 6.4%
China Construction Bank Corp. (H Shares)	39,046,610	20,721,585
E.SUN Financial Holdings Co. Ltd.	10,363,554	7,454,407
Hang Seng Bank Ltd.	238,800	3,361,777
Industrial & Commercial Bank of China Ltd. (H Shares)	43,988,000	19,098,069
		50,635,838
Capital Markets - 1.1%
Hong Kong Exchanges and Clearing Ltd.	326,500	8,666,492
Diversified Financial Services - 1.5%
Far East Horizon Ltd.	15,430,500	11,912,484
Insurance - 6.9%
AIA Group Ltd.	5,974,600	45,256,365
China Pacific Insurance (Group) Co. Ltd. (H Shares)	2,169,000	3,498,187
Ping An Insurance Group Co. of China Ltd. (H Shares)	1,444,500	5,782,898
		54,537,450
TOTAL FINANCIALS		125,752,264
HEALTH CARE - 4.7%
Biotechnology - 1.3%
Innovent Biologics, Inc. (a)(c)	1,021,000	3,615,932
Zai Lab Ltd. (a)	986,000	2,271,041
Zai Lab Ltd. ADR (a)	182,900	4,075,012
		9,961,985
Health Care Equipment & Supplies - 1.2%
MicroTech Medical (Hangzhou) Co. Ltd. (H Shares) (a)(c)	1,091,500	846,819
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	193,515	8,623,632
		9,470,451
Life Sciences Tools & Services - 1.2%
WuXi AppTec Co. Ltd. (H Shares) (c)	299,600	2,400,724
Wuxi Biologics (Cayman), Inc. (a)(c)	1,622,500	7,300,670
		9,701,394
Pharmaceuticals - 1.0%
Asymchem Laboratories Tianjin Co. Ltd. (H Shares) (c)	453,940	4,857,664
Hansoh Pharmaceutical Group Co. Ltd. (c)	2,006,000	3,097,300
		7,954,964
TOTAL HEALTH CARE		37,088,794
INDUSTRIALS - 3.5%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Class A (a)(d)(e)	10,000	700,000
Air Freight & Logistics - 0.6%
Milkyway Chemical Supply Chain Service Co. Ltd. (A Shares)	308,929	4,848,682
Construction & Engineering - 0.2%
China State Construction International Holdings Ltd.	1,894,000	1,703,470
Electrical Equipment - 0.4%
Sungrow Power Supply Co. Ltd. (A Shares)	191,634	3,419,433
Machinery - 1.9%
Shenzhen Inovance Technology Co. Ltd. (A Shares)	1,038,213	9,482,371
Weichai Power Co. Ltd. (H Shares)	3,298,000	3,159,499
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	693,784	2,018,775
		14,660,645
Professional Services - 0.3%
Centre Testing International Group Co. Ltd. (A Shares)	923,700	2,369,045
TOTAL INDUSTRIALS		27,701,275
INFORMATION TECHNOLOGY - 25.4%
Communications Equipment - 0.3%
ZTE Corp. (H Shares)	1,608,800	2,869,325
Electronic Equipment & Components - 1.2%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	2,951,000	9,377,984
IT Services - 1.5%
TravelSky Technology Ltd. (H Shares)	5,317,000	7,721,847
Vnet Group, Inc. ADR (a)	1,041,214	4,362,687
		12,084,534
Semiconductors & Semiconductor Equipment - 22.4%
eMemory Technology, Inc.	190,481	6,348,579
MediaTek, Inc.	976,000	17,853,290
Parade Technologies Ltd.	214,000	4,040,615
Silergy Corp.	156,000	1,808,892
SK Hynix, Inc.	39,130	2,267,222
Taiwan Semiconductor Manufacturing Co. Ltd.	12,056,000	144,798,201
		177,116,799
TOTAL INFORMATION TECHNOLOGY		201,448,642
MATERIALS - 4.4%
Chemicals - 0.2%
Weihai Guangwei Composites Co. Ltd. (A Shares)	106,058	1,126,963
Construction Materials - 0.3%
West China Cement Ltd.	24,942,000	2,256,001
Containers & Packaging - 1.5%
Shenzhen YUTO Packaging Technology Co. Ltd. (A Shares)	2,677,971	11,928,740
Metals & Mining - 2.4%
Lynas Rare Earths Ltd. (a)	486,256	2,590,910
Zijin Mining Group Co. Ltd. (H Shares)	17,412,000	16,636,411
		19,227,321
TOTAL MATERIALS		34,539,025
REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 0.3%
Link (REIT)	413,811	2,446,075
Real Estate Management & Development - 1.8%
China Overseas Land and Investment Ltd.	2,431,000	4,639,236
China Resources Mixc Lifestyle Services Ltd. (c)	1,142,000	3,346,136
KE Holdings, Inc. ADR (a)	580,131	5,905,734
		13,891,106
TOTAL REAL ESTATE		16,337,181
TOTAL COMMON STOCKS (Cost $894,155,366)		748,292,088

Preferred Stocks - 1.3%
	Shares	Value ($)
Convertible Preferred Stocks - 1.1%
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
dMed Biopharmaceutical Co. Ltd. Series C (a)(d)(e)	275,211	2,468,643

INFORMATION TECHNOLOGY - 0.8%
IT Services - 0.8%
ByteDance Ltd. Series E1 (a)(d)(e)	38,752	6,084,839

TOTAL CONVERTIBLE PREFERRED STOCKS		8,553,482
Nonconvertible Preferred Stocks - 0.2%
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
ZKH Group Ltd. Series F (e)	3,131,343	1,772,027

TOTAL PREFERRED STOCKS (Cost $9,927,060)		10,325,509

Money Market Funds - 4.5%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (f)	31,364,651	31,370,924
Fidelity Securities Lending Cash Central Fund 3.10% (f)(g)	4,493,855	4,494,305
TOTAL MONEY MARKET FUNDS (Cost $35,865,229)		35,865,229

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $939,947,655)	794,482,826
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(2,899,230)
NET ASSETS - 100.0%	791,583,596

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $58,911,083 or 7.4% of net assets.

(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,253,482 or 1.2% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ByteDance Ltd. Series E1	11/18/20	4,246,219

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	3,908,863

Space Exploration Technologies Corp. Class A	2/16/21	419,990

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	-	320,637,609	289,266,685	447,949	-	-	31,370,924	0.1%
Fidelity Securities Lending Cash Central Fund 3.10%	38,808,345	130,999,930	165,313,970	104,027	-	-	4,494,305	0.0%
Total	38,808,345	451,637,539	454,580,655	551,976	-	-	35,865,229

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	77,344,004	4,202,212	73,141,792	-
Consumer Discretionary	175,517,081	74,464,049	101,053,032	-
Consumer Staples	38,923,713	38,923,713	-	-
Energy	13,640,109	13,640,109	-	-
Financials	127,524,291	22,865,078	102,887,186	1,772,027
Health Care	39,557,437	29,788,124	7,300,670	2,468,643
Industrials	27,701,275	27,001,275	-	700,000
Information Technology	207,533,481	56,650,441	144,798,201	6,084,839
Materials	34,539,025	34,539,025	-	-
Real Estate	16,337,181	16,337,181	-	-

Money Market Funds	35,865,229	35,865,229	-	-
Total Investments in Securities:	794,482,826	354,276,436	429,180,881	11,025,509

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$9,043,807
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	209,724
Cost of Purchases	1,771,978
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$11,025,509
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$209,724

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Fidelity® China Region Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $4,283,469) - See accompanying schedule:
Unaffiliated issuers (cost $904,082,426)	$758,617,597
Fidelity Central Funds (cost $35,865,229)	35,865,229

Total Investment in Securities (cost $939,947,655)		$794,482,826
Foreign currency held at value (cost $12,490)		12,351
Receivable for investments sold		3,019,544
Receivable for fund shares sold		270,563
Dividends receivable		123,786
Distributions receivable from Fidelity Central Funds		118,575
Prepaid expenses		1,886
Other receivables		17,023
Total assets		798,046,554
Liabilities
Payable for fund shares redeemed	791,999
Accrued management fee	510,962
Distribution and service plan fees payable	13,132
Other affiliated payables	199,518
Other payables and accrued expenses	454,500
Collateral on securities loaned	4,492,847
Total Liabilities		6,462,958
Net Assets		$791,583,596
Net Assets consist of:
Paid in capital		$1,079,377,804
Total accumulated earnings (loss)		(287,794,208)
Net Assets		$791,583,596

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($19,362,277 ÷ 779,217 shares) (a)		$24.85
Maximum offering price per share (100/94.25 of $24.85)		$26.37
Class M :
Net Asset Value and redemption price per share ($5,802,706 ÷ 235,783 shares) (a)		$24.61
Maximum offering price per share (100/96.50 of $24.61)		$25.50
Class C :
Net Asset Value and offering price per share ($5,784,220 ÷ 245,235 shares) (a)		$23.59
China Region :
Net Asset Value , offering price and redemption price per share ($736,185,275 ÷ 29,124,186 shares)		$25.28
Class I :
Net Asset Value , offering price and redemption price per share ($20,509,186 ÷ 817,949 shares)		$25.07
Class Z :
Net Asset Value , offering price and redemption price per share ($3,939,932 ÷ 157,458 shares)		$25.02
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$23,185,911
Income from Fidelity Central Funds (including $104,027 from security lending)		551,976
Income before foreign taxes withheld		23,737,887
Less foreign taxes withheld		(2,705,582)
Total Income		21,032,305
Expenses
Management fee	$8,883,135
Transfer agent fees	2,266,172
Distribution and service plan fees	223,619
Accounting fees	587,932
Custodian fees and expenses	286,183
Independent trustees' fees and expenses	4,845
Registration fees	110,485
Audit	79,928
Legal	4,001
Interest	526
Miscellaneous	7,839
Total expenses before reductions	12,454,665
Expense reductions	(43,578)
Total expenses after reductions		12,411,087
Net Investment income (loss)		8,621,218
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(142,368,595)
Foreign currency transactions	(506,234)
Total net realized gain (loss)		(142,874,829)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(593,561,868)
Assets and liabilities in foreign currencies	(318,927)
Total change in net unrealized appreciation (depreciation)		(593,880,795)
Net gain (loss)		(736,755,624)
Net increase (decrease) in net assets resulting from operations		$(728,134,406)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,621,218	$8,623,201
Net realized gain (loss)	(142,874,829)	215,813,605
Change in net unrealized appreciation (depreciation)	(593,880,795)	(207,138,507)
Net increase (decrease) in net assets resulting from operations	(728,134,406)	17,298,299
Distributions to shareholders	(163,021,571)	(94,181,422)
Share transactions - net increase (decrease)	(137,715,540)	197,486,715
Total increase (decrease) in net assets	(1,028,871,517)	120,603,592

Net Assets
Beginning of period	1,820,455,113	1,699,851,521
End of period	$791,583,596	$1,820,455,113

Financial Highlights
Fidelity Advisor® China Region Fund Class A

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$50.32	$50.90	$35.86	$28.73	$34.22
Income from Investment Operations
Net investment income (loss) A,B	.14	.06	.08	.15	.15
Net realized and unrealized gain (loss)	(20.99)	1.95	15.11	7.10	(5.56)
Total from investment operations	(20.85)	2.01	15.19	7.25	(5.41)
Distributions from net investment income	-	(.44)	(.15)	(.12)	(.08)
Distributions from net realized gain	(4.62)	(2.16)	-	-	-
Total distributions	(4.62)	(2.59) C	(.15)	(.12)	(.08)
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$24.85	$50.32	$50.90	$35.86	$28.73
Total Return E,F	(45.20)%	3.65%	42.52%	25.30%	(15.86)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.23%	1.21%	1.24%	1.27%	1.27%
Expenses net of fee waivers, if any	1.22%	1.21%	1.24%	1.26%	1.27%
Expenses net of all reductions	1.22%	1.21%	1.22%	1.26%	1.24%
Net investment income (loss)	.38%	.11%	.18%	.44%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$19,362	$45,301	$39,303	$29,963	$23,424
Portfolio turnover rate I	20%	60%	60%	80%	60%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® China Region Fund Class M

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$50.02	$50.64	$35.66	$28.55	$34.05
Income from Investment Operations
Net investment income (loss) A,B	.03	(.10)	(.05)	.04	.03
Net realized and unrealized gain (loss)	(20.82)	1.96	15.04	7.07	(5.53)
Total from investment operations	(20.79)	1.86	14.99	7.11	(5.50)
Distributions from net investment income	-	(.32)	(.01)	-	-
Distributions from net realized gain	(4.62)	(2.16)	-	-	-
Total distributions	(4.62)	(2.48)	(.01)	-	-
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$24.61	$50.02	$50.64	$35.66	$28.55
Total Return D,E	(45.37)%	3.36%	42.04%	24.90%	(16.15)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.53%	1.50%	1.56%	1.59%	1.62%
Expenses net of fee waivers, if any	1.53%	1.50%	1.56%	1.59%	1.62%
Expenses net of all reductions	1.53%	1.50%	1.53%	1.58%	1.58%
Net investment income (loss)	.08%	(.18)%	(.13)%	.12%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$5,803	$12,623	$12,028	$9,251	$8,132
Portfolio turnover rate H	20%	60%	60%	80%	60%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the sales charges.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® China Region Fund Class C

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$48.34	$49.10	$34.71	$27.90	$33.41
Income from Investment Operations
Net investment income (loss) A,B	(.13)	(.35)	(.22)	(.09)	(.11)
Net realized and unrealized gain (loss)	(20.00)	1.92	14.61	6.90	(5.40)
Total from investment operations	(20.13)	1.57	14.39	6.81	(5.51)
Distributions from net investment income	-	(.17)	-	-	-
Distributions from net realized gain	(4.62)	(2.16)	-	-	-
Total distributions	(4.62)	(2.33)	-	-	-
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$23.59	$48.34	$49.10	$34.71	$27.90
Total Return D,E	(45.60)%	2.89%	41.46%	24.41%	(16.49)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.96%	1.96%	1.98%	2.00%	2.01%
Expenses net of fee waivers, if any	1.96%	1.96%	1.98%	2.00%	2.01%
Expenses net of all reductions	1.96%	1.96%	1.96%	1.99%	1.98%
Net investment income (loss)	(.36)%	(.65)%	(.55)%	(.29)%	(.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$5,784	$13,168	$11,308	$9,437	$10,138
Portfolio turnover rate H	20%	60%	60%	80%	60%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the contingent deferred sales charge.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® China Region Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$51.03	$51.53	$36.30	$29.11	$34.64
Income from Investment Operations
Net investment income (loss) A,B	.25	.23	.21	.25	.26
Net realized and unrealized gain (loss)	(21.32)	1.97	15.28	7.19	(5.65)
Total from investment operations	(21.07)	2.20	15.49	7.44	(5.39)
Distributions from net investment income	(.06)	(.54)	(.26)	(.25)	(.14)
Distributions from net realized gain	(4.62)	(2.16)	-	-	-
Total distributions	(4.68)	(2.70)	(.26)	(.25)	(.14)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$25.28	$51.03	$51.53	$36.30	$29.11
Total Return D	(45.04)%	3.97%	42.95%	25.72%	(15.62)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.94%	.91%	.93%	.95%	.96%
Expenses net of fee waivers, if any	.93%	.91%	.93%	.95%	.96%
Expenses net of all reductions	.93%	.91%	.91%	.95%	.93%
Net investment income (loss)	.67%	.41%	.49%	.76%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$736,185	$1,609,326	$1,518,404	$1,093,827	$969,679
Portfolio turnover rate G	20%	60%	60%	80%	60%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® China Region Fund Class I

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$50.63	$51.16	$36.05	$28.90	$34.41
Income from Investment Operations
Net investment income (loss) A,B	.25	.22	.20	.25	.26
Net realized and unrealized gain (loss)	(21.15)	1.96	15.17	7.13	(5.61)
Total from investment operations	(20.90)	2.18	15.37	7.38	(5.35)
Distributions from net investment income	(.04)	(.55)	(.26)	(.23)	(.16)
Distributions from net realized gain	(4.62)	(2.16)	-	-	-
Total distributions	(4.66)	(2.71)	(.26)	(.23)	(.16)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$25.07	$50.63	$51.16	$36.05	$28.90
Total Return D	(45.05)%	3.96%	42.91%	25.71%	(15.63)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.93%	.93%	.95%	.97%	.98%
Expenses net of fee waivers, if any	.93%	.93%	.95%	.96%	.98%
Expenses net of all reductions	.93%	.93%	.93%	.96%	.95%
Net investment income (loss)	.68%	.39%	.48%	.74%	.72%
Supplemental Data
Net assets, end of period (000 omitted)	$20,509	$68,464	$47,688	$27,410	$20,854
Portfolio turnover rate G	20%	60%	60%	80%	60%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® China Region Fund Class Z

Years ended October 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$50.57	$51.07	$36.00	$28.91	$32.63
Income from Investment Operations
Net investment income (loss) B,C	.30	.29	.26	.30	.01
Net realized and unrealized gain (loss)	(21.10)	1.95	15.14	7.11	(3.73)
Total from investment operations	(20.80)	2.24	15.40	7.41	(3.72)
Distributions from net investment income	(.12)	(.59)	(.33)	(.32)	-
Distributions from net realized gain	(4.62)	(2.16)	-	-	-
Total distributions	(4.75) D	(2.74) D	(.33)	(.32)	-
Net asset value, end of period	$25.02	$50.57	$51.07	$36.00	$28.91
Total Return E,F	(44.97)%	4.09%	43.13%	25.86%	(11.40)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.80%	.80%	.81%	.82%	.91% I
Expenses net of fee waivers, if any	.80%	.80%	.81%	.82%	.90% I
Expenses net of all reductions	.80%	.80%	.79%	.81%	.87% I
Net investment income (loss)	.81%	.52%	.61%	.89%	.57% I
Supplemental Data
Net assets, end of period (000 omitted)	$3,940	$71,573	$71,121	$46,861	$323
Portfolio turnover rate J	20%	60%	60%	80%	60% I

A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, China Region, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$11,025,509	Market comparable	Enterprise value/Revenue multiple (EV/R)	3.8 - 7.1 / 4.1	Increase
		Market approach	Discount rate	49.5%	Decrease
			Transaction price	$0.57 - $17.75 / $10.57	Increase

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, certain corporate actions and   losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$136,275,384
Gross unrealized depreciation	(300,174,920)
Net unrealized appreciation (depreciation)	$(163,899,536)
Tax Cost	$958,382,362

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,404,661
Capital loss carryforward	$(133,977,706)
Net unrealized appreciation (depreciation) on securities and other investments	$(164,221,163)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(99,049,173)
Long-term	(34,928,533)
Total capital loss carryforward	$(133,977,706)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$1,969,102	$81,944,292
Long-term Capital Gains	161,052,469	12,237,130
Total	$163,021,571	$94,181,422

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity China Region Fund	256,407,681	576,383,575

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$87,082	$1,354
Class M	.25%	.25%	45,323	80
Class C	.75%	.25%	91,214	21,726
			$223,619	$23,160

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions.   The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$5,553
Class M	998
Class C A	70
$6,621

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$75,643.22
Class M	24,416.27
Class C	18,493.20
China Region	2,056,995.18
Class I	68,913.17
Class Z	21,712.04
	$2,266,172

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity China Region Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity China Region Fund	$1,709

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity China Region Fund	Borrower	$ 4,906,818.31%		$ 464

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity China Region Fund	9,700,900	1,644,183	(2,050,646)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity China Region Fund	3,205

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity China Region Fund	$2,412

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity China Region Fund	$10,805	$-	$-

8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity China Region Fund	$967,750.58%		$62

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $122 .

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $43,456.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity China Region Fund
Class A	$4,134,709	$2,089,736
Class M	1,142,842	603,440
Class C	1,227,041	569,251
China Region	144,410,750	83,672,749
Class I	5,718,145	2,974,817
Class Z	6,388,084	4,271,429
Total	$163,021,571	$94,181,422

11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity China Region Fund
Class A
Shares sold	167,076	412,947	$ 6,290,832	$ 23,655,622
Reinvestment of distributions	93,787	37,370	3,954,050	1,998,564
Shares redeemed	(381,933)	(322,190)	(12,663,126)	(17,301,503)
Net increase (decrease)	(121,070)	128,127	$(2,418,244)	$8,352,683
Class M
Shares sold	14,193	85,266	$518,243	$ 5,026,895
Reinvestment of distributions	27,154	11,219	1,136,944	597,960
Shares redeemed	(57,927)	(81,626)	(2,269,682)	(4,472,103)
Net increase (decrease)	(16,580)	14,859	$(614,495)	$1,152,752
Class C
Shares sold	52,147	130,300	$ 1,830,320	$7,093,045
Reinvestment of distributions	28,637	10,599	1,153,507	548,200
Shares redeemed	(107,986)	(98,762)	(4,068,826)	(5,268,045)
Net increase (decrease)	(27,202)	42,137	$(1,084,999)	$2,373,200
China Region
Shares sold	4,318,983	13,958,356	$ 163,821,858	$817,280,904
Reinvestment of distributions	3,187,084	1,469,668	136,311,566	79,494,358
Shares redeemed	(9,920,317)	(13,356,838)	(380,571,112)	(741,842,711)
Net increase (decrease)	(2,414,250)	2,071,186	$(80,437,688)	$154,932,551
Class I
Shares sold	518,992	1,514,190	$ 19,260,467	$ 87,084,728
Reinvestment of distributions	117,730	47,711	4,994,105	2,560,644
Shares redeemed	(1,171,014)	(1,141,702)	(44,285,642)	(61,526,332)
Net increase (decrease)	(534,292)	420,199	$(20,031,070)	$28,119,040
Class Z
Shares sold	625,286	985,463	$23,658,178	$56,944,564
Reinvestment of distributions	148,353	78,962	6,272,360	4,227,602
Shares redeemed	(2,031,604)	(1,041,575)	(63,059,582)	(58,615,677)
Net increase (decrease)	(1,257,965)	22,850	$(33,129,044)	$2,556,489

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Fidelity® Emerging Asia Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Emerging Asia Fund	-46.77%	0.05%	5.01%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Asia Fund on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Asia ex Japan Index performed over the same period.

Fidelity® Emerging Asia Fund
Management's Discussion of Fund Performance

Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Portfolio Manager Xiaoting Zhao:
For the fiscal year ending October 31, 2022, the fund returned -46.77%, underperforming the -34.00% return of the MSCI AC Asia Ex Japan (Net Mass) Linked Index. By region, stock picks in emerging markets - especially China and Taiwan - and a non-benchmark allocation to Japan detracted most from the fund's relative result. By sector, security selection was the primary detractor versus the benchmark, especially within information technology, and specifically within the software & services area of tech. Weak picks in the communication services sector, especially within the media & entertainment industry, also hurt. Stock selection and an overweighting in health care also detracted from the fund's result. The biggest individual relative detractor was an overweight position in Bilibili (-88%), which was among the fund's largest holdings this period, though we significantly reduced our position by period end. Another notable relative detractor was an outsized stake in Alibaba Group Holding (-61%), which was also among our biggest holdings. Our outsized investment in XPeng (-87%), a position that was sold the past 12 months, further detracted. Conversely, an underweighting in Asia Pacific ex Japan, specifically Hong Kong, and a non-benchmark allocation to the U.S. contributed most to the fund's relative result. By sector, the largest contributor to performance versus the benchmark was an underweighting in communication services. Stock selection in industrials also boosted the fund's relative performance. Lastly, the fund's position in cash was a notable contributor. The biggest individual relative contributor was an underweight position in Tencent Holdings (-56%). Also adding value was our overweighting in Pinduoduo, which returned roughly -40%. Pinduoduo was among the fund's largest holdings. Another key contributor was our out-of-benchmark stake in Hindustan Aeronautics (+80%). Notable changes in positioning include increased exposure to South Korea and India. By sector, meaningful changes in positioning include increased exposure to financials and a lower allocation to communication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Emerging Asia Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	7.4
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	5.8
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	3.8
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	3.6
Zomato Ltd. (India, Internet & Direct Marketing Retail)	3.4
Pinduoduo, Inc. ADR (Cayman Islands, Internet & Direct Marketing Retail)	3.3
Alibaba Group Holding Ltd. (Cayman Islands, Internet & Direct Marketing Retail)	3.0
Money Forward, Inc. (Japan, Software)	1.9
AIA Group Ltd. (Hong Kong, Insurance)	1.6
Sungrow Power Supply Co. Ltd. (A Shares) (China, Electrical Equipment)	1.6
35.4

Market Sectors (% of Fund's net assets)

Information Technology	33.6
Consumer Discretionary	23.5
Financials	11.6
Health Care	10.0
Industrials	7.9
Communication Services	5.2
Energy	3.6
Materials	2.0
Consumer Staples	1.8
Real Estate	1.4

Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.6)%*
Foreign investments - 96%
*Short-Term Investments and Net Other Assets (Liabilities) are not available in the pie chart.

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® Emerging Asia Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 98.5%
	Shares	Value ($)
Bermuda - 0.3%
Huanxi Media Group Ltd. (a)	20,349,015	2,333,112
Cayman Islands - 21.4%
Agora, Inc. ADR (a)	470,000	1,311,300
Akeso, Inc. (a)(b)(c)	1,402,636	5,628,663
Alibaba Group Holding Ltd. (a)	3,177,201	24,702,441
Alibaba Group Holding Ltd. sponsored ADR (a)	487,837	31,016,676
Antengene Corp. (a)(c)	3,408,163	1,445,820
Archosaur Games, Inc. (a)(c)	2,297,989	661,616
Bairong, Inc. (a)(c)	1,914,735	1,948,970
BC Technology Group Ltd. (a)	3,282,217	886,447
Bilibili, Inc. ADR (a)(b)	448,494	4,000,566
Boqii Holding Ltd. ADR (a)(b)	143,483	172,180
Frontage Holdings Corp. (a)(c)	18,654,894	4,206,450
Innovent Biologics, Inc. (a)(c)	768,779	2,722,676
Jacobio Pharmaceuticals Group Co. Ltd. (a)(b)(c)	1,258,030	554,519
Kangji Medical Holdings Ltd. (b)	1,511,945	1,223,093
KE Holdings, Inc. ADR (a)	1,008,634	10,267,894
Kindstar Globalgene Technology, Inc. (a)(c)	6,775,265	1,545,002
Li Auto, Inc. Class A (a)	656,110	4,475,956
Medlive Technology Co. Ltd. (b)(c)	912,600	788,243
Meituan Class B (a)(c)	777,523	12,448,568
Microport Cardioflow Medtech Corp. (a)(b)(c)	13,066,502	3,961,740
Ming Yuan Cloud Group Holdings Ltd. (b)	5,800,622	2,667,666
New Horizon Health Ltd. (a)(c)	2,021,115	4,505,871
Pinduoduo, Inc. ADR (a)	498,225	27,317,677
RLX Technology, Inc. ADR (a)(b)	746,592	933,240
Sea Ltd. ADR (a)	225,481	11,201,896
Smoore International Holdings Ltd. (b)(c)	1,555,176	1,654,306
Sunac China Holdings Ltd. (a)(d)	4,892,796	1,246,628
Tencent Holdings Ltd.	109,001	2,864,197
Wuxi Biologics (Cayman), Inc. (a)(c)	1,420,161	6,390,217
Zai Lab Ltd. (a)	493,310	1,136,235
Zai Lab Ltd. ADR (a)	100,879	2,247,584
TOTAL CAYMAN ISLANDS		176,134,337
China - 16.6%
Anhui Korrun Co. Ltd. (A Shares)	1,368,261	2,568,686
Asymchem Laboratories Tianjin Co. Ltd. (H Shares) (c)	36,372	389,221
Beijing Shiji Information Technology Co. Ltd. (A Shares)	5,820,525	10,074,277
Beijing Sinohytec Co. Ltd. (A Shares)	457,780	5,156,442
DBAPPSecurity Ltd. (A Shares) (a)	74,300	2,100,736
Empyrean Technology Co. Ltd. (A Shares)	251,300	3,915,282
Estun Automation Co. Ltd.:
(A Shares)	3,303,300	8,906,322
(A Shares)	1,096,728	2,956,986
Glodon Co. Ltd. (A Shares)	658,500	4,458,890
Guangzhou GRG Metrology & Test Co. Ltd. (A Shares)	1,076,590	2,522,348
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	580,032	6,001,344
Guizhou Zhenhua E-Chem, Inc. (A Shares)	568,200	3,970,374
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	496,697	5,668,939
Hundsun Technologies, Inc. (A Shares)	1,216,686	6,944,018
Jiangxi Copper Co. Ltd. (A Shares)	2,282,200	4,812,592
Joinn Laboratories China Co. Ltd. (A Shares)	649,586	5,086,996
MicroTech Medical (Hangzhou) Co. Ltd. (H Shares) (a)(c)	1,296,269	1,005,685
Milkyway Chemical Supply Chain Service Co. Ltd. (A Shares)	7,906	124,086
Pharmaron Beijing Co. Ltd. (A Shares)	587,518	4,183,398
Shanghai Milkground Food Tech Co. Ltd. (A Shares) (a)	907,500	3,459,557
Shenzhen Inovance Technology Co. Ltd. (A Shares)	1,176,032	10,741,121
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	206,989	9,224,075
Shenzhen Transsion Holdings Co. Ltd. (A Shares)	204,800	1,742,352
Sungrow Power Supply Co. Ltd. (A Shares)	758,242	13,529,739
Venus MedTech Hangzhou, Inc. (H Shares) (a)(c)	2,075,543	2,551,577
Weihai Guangwei Composites Co. Ltd. (A Shares)	721,160	7,662,985
WuXi AppTec Co. Ltd. (H Shares) (c)	906,459	7,263,543
TOTAL CHINA		137,021,571
Germany - 1.6%
Delivery Hero AG (a)(c)	317,931	10,462,767
Shop Apotheke Europe NV (a)(c)	56,360	2,336,521
TOTAL GERMANY		12,799,288
Hong Kong - 2.1%
AIA Group Ltd.	1,809,663	13,707,825
Hong Kong Exchanges and Clearing Ltd.	150,788	4,002,459
TOTAL HONG KONG		17,710,284
India - 20.4%
Amber Enterprises India Ltd. (a)	79,174	1,975,094
Asian Paints Ltd.	115,382	4,331,634
Aster DM Healthcare Ltd. (a)(c)	690,539	2,062,941
Bajaj Finance Ltd.	42,864	3,699,260
Computer Age Management Services Private Ltd.	346,099	10,657,867
Delhivery Private Ltd.	468,670	1,948,734
Devyani International Ltd. (a)	1,731,760	4,049,072
Dixon Technologies India Ltd.	145,137	7,918,891
HDFC Asset Management Co. Ltd. (c)	163,379	4,094,541
HDFC Bank Ltd. (a)	269,776	4,895,870
Hindustan Aeronautics Ltd.	331,905	10,144,192
Housing Development Finance Corp. Ltd.	310,865	9,274,878
Indian Energy Exchange Ltd. (c)	2,277,898	3,849,697
Infosys Ltd.	628,990	11,683,577
Kotak Mahindra Bank Ltd.	220,577	5,067,968
Page Industries Ltd.	5,590	3,360,797
Reliance Industries Ltd.	967,228	29,790,342
Sapphire Foods India Ltd.	248,354	4,341,695
Tata Consultancy Services Ltd.	183,364	7,073,070
Tata Motors Ltd. (a)	1,222,156	6,118,961
Vijaya Diagnostic Centre Pvt Ltd.	196,617	1,038,189
Voltas Ltd.	266,715	2,823,094
Zomato Ltd. (a)	36,458,107	27,790,608
TOTAL INDIA		167,990,972
Indonesia - 0.6%
PT Bank Central Asia Tbk	8,503,316	4,797,511
Japan - 6.7%
BASE, Inc. (a)(b)	1,270,562	2,392,531
Demae-Can Co. Ltd. (a)(b)	887,268	2,899,978
Freee KK (a)(b)	356,666	6,980,047
Hennge K.K. (a)(b)	574,687	4,077,439
Lifenet Insurance Co. (a)	431,180	2,882,363
Money Forward, Inc. (a)	552,321	15,749,292
SHIFT, Inc. (a)	40,115	6,288,582
Uzabase, Inc. (a)	469,267	2,247,003
Z Holdings Corp.	4,681,573	12,082,015
TOTAL JAPAN		55,599,250
Korea (South) - 7.0%
Gabia, Inc.	128,155	915,829
ILJIN Hysolus Co. Ltd. (a)	4,000	85,475
Kakao Pay Corp. (a)(b)	199,726	4,946,553
LG Energy Solution (a)	3,400	1,257,742
Samsung Electronics Co. Ltd.	1,143,662	47,595,159
SK Hynix, Inc.	46,680	2,704,674
TOTAL KOREA (SOUTH)		57,505,432
Mauritius - 1.2%
MakeMyTrip Ltd. (a)	349,598	9,729,312
Netherlands - 1.3%
ASML Holding NV (Netherlands)	8,193	3,843,231
NXP Semiconductors NV	41,362	6,042,161
Yandex NV Series A (a)(b)(d)	153,309	525,825
TOTAL NETHERLANDS		10,411,217
Singapore - 3.6%
DBS Group Holdings Ltd.	303,000	7,320,288
Oversea-Chinese Banking Corp. Ltd.	1,253,000	10,736,712
United Overseas Bank Ltd.	596,000	11,687,595
TOTAL SINGAPORE		29,744,595
Taiwan - 9.7%
GlobalWafers Co. Ltd.	269,000	2,989,908
MediaTek, Inc.	167,000	3,054,815
Taiwan Semiconductor Manufacturing Co. Ltd.	5,049,892	60,651,573
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	214,918	13,228,203
TOTAL TAIWAN		79,924,499
United Kingdom - 1.0%
Yunnan Botanee Bio-Technology Group Co. Ltd. ELS (UBS AG London Branch Bank Warrant Programme) Class A warrants 3/23/23 (a)(c)	183,325	3,589,734
ZWSOFT Co. Ltd. (Guangzhou) ELS (UBS AG London Branch Bank Warrant Programme) Class A warrants 10/12/23 (a)(c)	150,920	4,653,517
TOTAL UNITED KINGDOM		8,243,251
United States of America - 4.6%
Array Technologies, Inc. (a)	333,152	6,030,051
ATRenew, Inc. ADR (a)(b)	176,025	290,441
Li Auto, Inc. ADR (a)	491,158	6,689,572
NVIDIA Corp.	68,482	9,243,016
onsemi (a)	103,144	6,336,136
Smart Share Global Ltd. ADR (a)(b)	726,500	544,875
Snap, Inc. Class A (a)	820,742	8,133,553
Space Exploration Technologies Corp. Class A (a)(d)(e)	11,000	770,000
TOTAL UNITED STATES OF AMERICA		38,037,644
Vietnam - 0.4%
Vietnam Dairy Products Corp.	1,043,400	3,296,052
TOTAL COMMON STOCKS (Cost $1,123,594,412)		811,278,327

Preferred Stocks - 2.1%
	Shares	Value ($)
Convertible Preferred Stocks - 0.6%
China - 0.6%
ByteDance Ltd. Series E1 (a)(d)(e)	23,366	3,668,929
dMed Biopharmaceutical Co. Ltd. Series C (a)(d)(e)	128,423	1,151,954
		4,820,883
Nonconvertible Preferred Stocks - 1.5%
Cayman Islands - 0.6%
ZKH Group Ltd. Series F (d)	8,603,093	4,868,490
Korea (South) - 0.9%
Samsung Electronics Co. Ltd.	212,625	7,939,994
TOTAL NONCONVERTIBLE PREFERRED STOCKS		12,808,484
TOTAL PREFERRED STOCKS (Cost $16,518,507)		17,629,367

Money Market Funds - 4.0%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (f)	180,333	180,369
Fidelity Securities Lending Cash Central Fund 3.10% (f)(g)	32,541,905	32,545,160
TOTAL MONEY MARKET FUNDS (Cost $32,725,529)		32,725,529

TOTAL INVESTMENT IN SECURITIES - 104.6% (Cost $1,172,838,448)	861,633,223
NET OTHER ASSETS (LIABILITIES) - (4.6)%	(38,106,365)
NET ASSETS - 100.0%	823,526,858

Security Type Abbreviations
ELS	-	EQUITY-LINKED SECURITY

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $90,722,405 or 11.0% of net assets.

(d)	Level 3 security
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,590,883 or 0.7% of net assets.

(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ByteDance Ltd. Series E1	11/18/20	2,560,310

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	1,824,011

Space Exploration Technologies Corp. Class A	2/16/21	461,989

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	169	364,508,864	364,328,664	227,556	-	-	180,369	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	124,530,059	315,269,904	407,254,803	620,956	-	-	32,545,160	0.1%
Total	124,530,228	679,778,768	771,583,467	848,512	-	-	32,725,529

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	41,802,780	26,330,743	14,946,212	525,825
Consumer Discretionary	194,116,164	140,383,427	53,732,737	-
Consumer Staples	15,269,410	11,679,676	3,589,734	-
Energy	29,790,342	29,790,342	-	-
Financials	95,967,877	68,493,233	22,606,154	4,868,490
Health Care	81,983,975	74,441,804	6,390,217	1,151,954
Industrials	65,724,789	64,954,789	-	770,000
Information Technology	275,930,624	203,113,374	69,148,321	3,668,929
Materials	16,807,211	16,807,211	-	-
Real Estate	11,514,522	10,267,894	-	1,246,628

Money Market Funds	32,725,529	32,725,529	-	-
Total Investments in Securities:	861,633,223	678,988,022	170,413,375	12,231,826

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Communication Services
Beginning Balance	$-
Net Realized Gain (Loss) on Investment Securities	(71,115)
Net Unrealized Gain (Loss) on Investment Securities	(12,525,293)
Cost of Purchases	-
Proceeds of Sales	(1,373,359)
Amortization/Accretion	-
Transfers into Level 3	14,495,592
Transfers out of Level 3	-
Ending Balance	$525,825
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(12,525,292)
Other Investments in Securities
Beginning Balance	$5,142,940
Net Realized Gain (Loss) on Investment Securities	(463,820)
Net Unrealized Gain (Loss) on Investment Securities	(8,472,637)
Cost of Purchases	10,105,353
Proceeds of Sales	(1,055,363)
Amortization/Accretion	-
Transfers into Level 3	6,449,529
Transfers out of Level 3	-
Ending Balance	$11,706,001
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(8,472,638)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Fidelity® Emerging Asia Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $29,090,853) - See accompanying schedule:
Unaffiliated issuers (cost $1,140,112,919)	$828,907,694
Fidelity Central Funds (cost $32,725,529)	32,725,529

Total Investment in Securities (cost $1,172,838,448)		$861,633,223
Receivable for investments sold		1,657,115
Receivable for fund shares sold		252,167
Dividends receivable		458,597
Distributions receivable from Fidelity Central Funds		78,470
Prepaid expenses		1,697
Other receivables		361,368
Total assets		864,442,637
Liabilities
Payable for investments purchased	2,864,314
Payable for fund shares redeemed	632,518
Accrued management fee	712,911
Other affiliated payables	195,479
Deferred taxes	3,446,123
Other payables and accrued expenses	518,045
Collateral on securities loaned	32,546,389
Total Liabilities		40,915,779
Net Assets		$823,526,858
Net Assets consist of:
Paid in capital		$1,282,050,187
Total accumulated earnings (loss)		(458,523,329)
Net Assets		$823,526,858
Net Asset Value , offering price and redemption price per share ($823,526,858 ÷ 27,240,931 shares)		$30.23

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$8,790,237
Income from Fidelity Central Funds (including $620,956 from security lending)		848,512
Income before foreign taxes withheld		9,638,749
Less foreign taxes withheld		(1,346,831)
Total Income		8,291,918
Expenses
Management fee
Basic fee	$8,472,008
Performance adjustment	2,910,141
Transfer agent fees	2,266,983
Accounting fees	563,549
Custodian fees and expenses	371,722
Independent trustees' fees and expenses	4,783
Registration fees	40,443
Audit	92,961
Legal	3,540
Interest	6,274
Miscellaneous	8,169
Total expenses before reductions	14,740,573
Expense reductions	(41,753)
Total expenses after reductions		14,698,820
Net Investment income (loss)		(6,406,902)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $4,807,236)	(135,193,062)
Foreign currency transactions	(358,699)
Total net realized gain (loss)		(135,551,761)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $9,055,303)	(672,464,277)
Assets and liabilities in foreign currencies	(424,295)
Total change in net unrealized appreciation (depreciation)		(672,888,572)
Net gain (loss)		(808,440,333)
Net increase (decrease) in net assets resulting from operations		$(814,847,235)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(6,406,902)	$(10,990,626)
Net realized gain (loss)	(135,551,761)	292,606,086
Change in net unrealized appreciation (depreciation)	(672,888,572)	(83,457,208)
Net increase (decrease) in net assets resulting from operations	(814,847,235)	198,158,252
Distributions to shareholders	(218,312,620)	(263,140,424)
Share transactions
Proceeds from sales of shares	116,575,535	1,491,669,517
Reinvestment of distributions	202,673,713	244,049,572
Cost of shares redeemed	(462,682,896)	(1,249,398,074)
Net increase (decrease) in net assets resulting from share transactions	(143,433,648)	486,321,015
Total increase (decrease) in net assets	(1,176,593,503)	421,338,843

Net Assets
Beginning of period	2,000,120,361	1,578,781,518
End of period	$823,526,858	$2,000,120,361

Other Information
Shares
Sold	2,698,029	20,776,389
Issued in reinvestment of distributions	3,879,665	3,825,228
Redeemed	(10,270,869)	(18,489,539)
Net increase (decrease)	(3,693,175)	6,112,078

Financial Highlights
Fidelity® Emerging Asia Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$64.66	$63.60	$45.03	$36.69	$43.94
Income from Investment Operations
Net investment income (loss) A,B	(.22)	(.31) C	(.12)	.34	.41
Net realized and unrealized gain (loss)	(26.97)	11.00	21.49	9.27	(7.27)
Total from investment operations	(27.19)	10.69	21.37	9.61	(6.86)
Distributions from net investment income	(.09)	-	(.29) D	(.39)	(.37)
Distributions from net realized gain	(7.15)	(9.63)	(2.51) D	(.88)	(.02)
Total distributions	(7.24)	(9.63)	(2.80)	(1.27)	(.39)
Redemption fees added to paid in capital A	-	-	-	-	- E
Net asset value, end of period	$30.23	$64.66	$63.60	$45.03	$36.69
Total Return F	(46.77)%	17.02%	50.46%	26.95%	(15.75)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.18%	1.02%	1.13%	1.11%	1.02%
Expenses net of fee waivers, if any	1.17%	1.02%	1.13%	1.11%	1.02%
Expenses net of all reductions	1.17%	1.02%	1.10%	1.11%	1.00%
Net investment income (loss)	(.51)%	(.45)% C	(.24)%	.82%	.93%
Supplemental Data
Net assets, end of period (000 omitted)	$823,527	$2,000,120	$1,578,782	$993,620	$913,940
Portfolio turnover rate I	44%	85%	114%	61% J	36%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.54)%.

D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

E Amount represents less than $.005 per share.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Emerging Asia Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$12,231,826	Market comparable	Enterprise value/Revenue multiple (EV/R)	3.8 - 7.1 / 4.3	Increase
		Market approach	Discount rate	49.5% - 50.0% / 49.6%	Decrease
			Transaction price	$0.25 - $17.75 / $3.24	Increase

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and   losses deferred due to wash sales and excise tax regulations.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 166,623,426
Gross unrealized depreciation	(497,301,362)
Net unrealized appreciation (depreciation)	$(330,677,936)
Tax Cost	$1,192,311,159

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(116,791,688)
Net unrealized appreciation (depreciation) on securities and other investments	$(331,341,497)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(111,911,461)
Long-term	(4,880,227)
Total capital loss carryforward	$(116,791,688)

The Fund intends to elect to defer to its next fiscal year $6,944,021 of ordinary losses recognized during the period January 1, 2022 to October 31, 2022.

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$ 2,682,937	$124,687,153
Long-term Capital Gains	215,629,683	138,453,271
Total	$ 218,312,620	$263,140,424

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Asia Fund	550,092,277	891,776,083

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country Asia ex Japan Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .91% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Emerging Asia Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Emerging Asia Fund	$6,340

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Emerging Asia Fund	Borrower	$15,584,114.33%		$6,274

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Emerging Asia Fund	8,257,093	21,032,307	621,282

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Emerging Asia Fund	1,907

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Emerging Asia Fund	$2,358

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Emerging Asia Fund	$67,150	$94	$-

8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $41,753.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Fidelity® Emerging Markets Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-41.57%	-1.52%	3.09%
Class M (incl.3.50% sales charge)	-40.36%	-1.14%	3.28%
Class C (incl. contingent deferred sales charge)	-39.09%	-0.58%	3.58%
Fidelity® Emerging Markets Fund	-37.83%	-0.26%	3.74%
Class K	-37.73%	-0.13%	3.91%
Class I	-37.81%	-0.26%	3.75%
Class Z	-37.74%	-0.22%	3.77%

Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 11, 2021. Returns prior to May 11, 2021, are those of Fidelity ® Emerging Markets Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to May 11, 2021, would have been lower.
Class M shares bear a 0.50% 12b-1 fee. The initial offering of Class M shares took place on May 11, 2021. Returns prior to May 11, 2021, are those of Fidelity ® Emerging Markets Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to May 11, 2021, would have been lower.
Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 11, 2021. Returns prior to May 11, 2021, are those of Fidelity ® Emerging Markets Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to May 11, 2021, would have been lower.
Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class I shares took place on May 11, 2021. Returns prior to May 11, 2021, are those of Fidelity ® Emerging Markets Fund, the original class of the fund.
The initial offering of Class Z shares took place on May 11, 2021. Returns prior to May 11, 2021, are those of Fidelity ® Emerging Markets Fund, the original class of the fund.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Fund, a class of the fund,  on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Fidelity® Emerging Markets Fund
Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Portfolio Manager John Dance:
For the fiscal year ending October 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned roughly -38%, notably trailing the -31.01% result of the benchmark MSCI Emerging Markets Index. By region, stock picks in Emerging Asia - especially China and Taiwan - and a non-benchmark allocation to the U.S. hurt the fund's relative result most this period. Among sectors, security selection was the primary detractor, especially within communication services. Stock picks and an underweighting in financials, along with subpar investment choices among information technology firms, also hurt. Our non-benchmark stake in Sea Limited was the fund's largest individual relative detractor, due to its -85% result. Further hampering performance was an overweighting in Tencent Holdings, which returned approximately -56% and was one of the fund's biggest holdings. Larger-than-benchmark exposure to eMemory Technology, which returned about -60%, pressured the portfolio's relative result as well. In contrast, an underweighting in Emerging Asia - notably, China - in addition to Emerging Europe, contributed most to the portfolio's relative return. By sector, the top contributors to performance versus the benchmark were stock picks and an overweighting in industrials. Investment choices and an underweighting in consumer discretionary, as well as smaller-than-benchmark exposure to real estate stocks, also helped. Lastly, the fund's position in cash was a notable contributor. The fund's biggest individual relative contributor was an overweighting in Bank Central Asia, which gained 8% the past year and was among our largest holdings on October 31. The fund's non-benchmark position in Banco del Bajío gained roughly 74% and added further value. Another notable relative contributor was an outsized stake in Power Grid Corporation of India (+18%). Notable changes in geographic positioning include reduced exposure to the U.S. and a higher allocation to India. By sector, meaningful shifts in positioning include decreased exposure to communication services stocks and a higher allocation to financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Emerging Markets Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	7.5
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	4.6
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.6
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	3.7
Housing Development Finance Corp. Ltd. (India, Diversified Financial Services)	2.7
Pinduoduo, Inc. ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.7
PT Bank Central Asia Tbk (Indonesia, Banks)	2.6
Al Rajhi Bank (Saudi Arabia, Banks)	2.2
Kweichow Moutai Co. Ltd. (A Shares) (China, Beverages)	2.2
NVIDIA Corp. (United States of America, Semiconductors & Semiconductor Equipment)	2.2
35.0

Market Sectors (% of Fund's net assets)

Information Technology	25.6
Financials	20.2
Consumer Discretionary	11.4
Health Care	8.9
Communication Services	8.2
Industrials	7.1
Energy	6.6
Materials	4.6
Consumer Staples	4.5
Utilities	2.0

Asset Allocation (% of Fund's net assets)

Foreign investments - 94.4%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® Emerging Markets Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 97.5%
	Shares	Value ($)
Australia - 1.0%
Lynas Rare Earths Ltd. (a)	10,135,142	54,002,920
Brazil - 1.9%
Localiza Rent a Car SA	4,890,545	66,785,218
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	11,630,384	36,294,994
TOTAL BRAZIL		103,080,212
Canada - 1.0%
First Quantum Minerals Ltd.	3,211,500	56,646,490
Cayman Islands - 17.7%
Alibaba Group Holding Ltd. (a)	6,928,732	53,870,245
Bilibili, Inc. ADR (a)(b)	2,240,300	19,983,476
Chailease Holding Co. Ltd.	7,271,812	33,592,732
Hansoh Pharmaceutical Group Co. Ltd. (c)	31,964,000	49,352,988
JD.com, Inc. Class A	3,524,947	64,191,118
Meituan Class B (a)(c)	6,920,500	110,800,983
NetEase, Inc. ADR	688,500	38,294,370
PagSeguro Digital Ltd. (a)	1,068,399	14,615,698
Pinduoduo, Inc. ADR (a)	2,724,800	149,400,784
Sea Ltd. ADR (a)	451,200	22,415,616
Silergy Corp.	3,418,000	39,633,286
Tencent Holdings Ltd.	9,679,300	254,340,972
Wuxi Biologics (Cayman), Inc. (a)(c)	10,523,000	47,349,738
XP, Inc. Class A (a)(b)	2,633,900	48,279,387
Zai Lab Ltd. ADR (a)	1,297,600	28,910,528
TOTAL CAYMAN ISLANDS		975,031,921
Chile - 0.6%
Banco de Chile	374,680,156	34,267,250
China - 6.5%
Kweichow Moutai Co. Ltd. (A Shares)	664,233	122,216,485
Shandong Sinocera Functional Material Co. Ltd. (A Shares)	6,044,599	19,103,280
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	2,481,154	110,567,960
Sinopharm Group Co. Ltd. (H Shares)	21,864,899	41,670,506
Wuliangye Yibin Co. Ltd. (A Shares)	3,720,334	68,009,228
TOTAL CHINA		361,567,459
France - 3.3%
Gaztransport et Technigaz SA	229,041	26,641,368
Hermes International SCA	41,619	53,900,835
LVMH Moet Hennessy Louis Vuitton SE	72,099	45,494,101
Sartorius Stedim Biotech	179,500	56,977,949
TOTAL FRANCE		183,014,253
Hong Kong - 3.3%
AIA Group Ltd.	8,933,000	67,665,635
Chervon Holdings Ltd.	9,818,396	33,083,841
Hong Kong Exchanges and Clearing Ltd.	1,512,274	40,141,225
Techtronic Industries Co. Ltd.	4,322,500	40,928,753
TOTAL HONG KONG		181,819,454
Hungary - 0.8%
Richter Gedeon PLC	2,267,800	44,779,267
India - 20.3%
Adani Ports & Special Economic Zone Ltd.	4,322,800	43,006,064
FSN E-Commerce Ventures Private Ltd. (a)(d)	1,693,920	23,352,738
HDFC Bank Ltd. (a)	5,700,994	103,461,119
HDFC Standard Life Insurance Co. Ltd. (c)	6,469,800	42,239,713
Housing Development Finance Corp. Ltd.	5,103,846	152,276,865
IIFL Wealth Management Ltd.	992,114	21,230,137
Kotak Mahindra Bank Ltd.	4,589,948	105,458,463
Larsen & Toubro Ltd.	3,837,600	93,788,941
Petronet LNG Ltd.	17,652,180	43,831,911
Power Grid Corp. of India Ltd.	39,853,800	109,841,078
Reliance Industries Ltd.	6,593,218	203,069,203
Restaurant Brands Asia Ltd. (a)(e)	26,164,056	38,433,791
Tata Consultancy Services Ltd.	1,914,400	73,845,933
Ultratech Cement Ltd.	818,700	66,411,326
TOTAL INDIA		1,120,247,282
Indonesia - 2.6%
PT Bank Central Asia Tbk	257,059,870	145,031,374
Japan - 0.9%
Hoya Corp.	512,400	47,812,973
Kazakhstan - 0.6%
Kaspi.KZ JSC GDR (Reg. S)	519,400	34,020,700
Kenya - 1.2%
Safaricom Ltd.	309,598,500	64,037,267
Korea (South) - 5.4%
Kakao Corp.	1,259,900	44,753,055
Samsung Electronics Co. Ltd.	6,027,047	250,824,336
TOTAL KOREA (SOUTH)		295,577,391
Luxembourg - 1.4%
Globant SA (a)(b)	400,200	75,509,736
Mexico - 2.6%
Banco del Bajio SA (c)	24,918,275	70,278,767
Becle S.A.B. de CV	3,091,390	6,539,149
Grupo Aeroportuario Norte S.A.B. de CV	8,501,487	67,726,983
TOTAL MEXICO		144,544,899
Netherlands - 3.8%
ASML Holding NV (Netherlands)	231,000	108,359,135
BE Semiconductor Industries NV	791,600	40,460,489
Ferrari NV (b)	297,400	58,519,398
Yandex NV Series A (a)(f)	1,084,187	3,718,588
TOTAL NETHERLANDS		211,057,610
Russia - 0.0%
LUKOIL PJSC sponsored ADR (f)	802,595	227,046
Sberbank of Russia (a)(f)	25,741,060	237,332
TOTAL RUSSIA		464,378
Saudi Arabia - 6.0%
Al Rajhi Bank	5,487,920	124,435,013
Arabian Internet and Communications Services Co. Ltd.	715,200	47,203,524
Dr Sulaiman Al Habib Medical Services Group Co.	704,410	42,479,623
Sabic Agriculture-Nutrients Co.	1,406,700	59,524,238
Saudi Arabian Oil Co. (c)	6,017,000	55,885,697
TOTAL SAUDI ARABIA		329,528,095
South Africa - 1.0%
Clicks Group Ltd.	3,406,183	57,716,201
Sweden - 0.3%
VEF AB (a)(e)	81,129,072	18,957,451
Taiwan - 10.6%
ASPEED Tech, Inc.	661,000	34,429,218
E.SUN Financial Holdings Co. Ltd.	49,099,251	35,316,631
eMemory Technology, Inc.	1,814,000	60,459,168
Taiwan Semiconductor Manufacturing Co. Ltd.	34,568,000	415,177,855
Voltronic Power Technology Corp.	975,868	39,634,993
TOTAL TAIWAN		585,017,865
United States of America - 4.7%
Adobe, Inc. (a)	123,078	39,200,343
Dlocal Ltd. (a)(b)	2,642,072	58,918,206
Maravai LifeSciences Holdings, Inc. (a)	1,364,298	22,647,347
NVIDIA Corp.	904,108	122,027,457
TaskUs, Inc. (a)	876,570	17,697,948
TOTAL UNITED STATES OF AMERICA		260,491,301
TOTAL COMMON STOCKS (Cost $5,686,301,817)		5,384,223,749

Preferred Stocks - 1.6%
	Shares	Value ($)
Convertible Preferred Stocks - 0.6%
Cayman Islands - 0.4%
Creditas Financial Solutions Ltd. Series F (d)(f)	64,604	21,033,124
China - 0.2%
ByteDance Ltd. Series E1 (a)(d)(f)	85,253	13,386,426
TOTAL CONVERTIBLE PREFERRED STOCKS		34,419,550
Nonconvertible Preferred Stocks - 1.0%
Brazil - 0.6%
Petroleo Brasileiro SA - Petrobras sponsored ADR	2,401,900	30,792,358
Cayman Islands - 0.4%
ZKH Group Ltd. Series F (f)	37,926,244	21,462,461
TOTAL NONCONVERTIBLE PREFERRED STOCKS		52,254,819
TOTAL PREFERRED STOCKS (Cost $89,807,671)		86,674,369

Money Market Funds - 2.9%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (g)	67,619,536	67,633,060
Fidelity Securities Lending Cash Central Fund 3.10% (g)(h)	93,744,651	93,754,025
TOTAL MONEY MARKET FUNDS (Cost $161,387,085)		161,387,085

TOTAL INVESTMENT IN SECURITIES - 102.0% (Cost $5,937,496,573)	5,632,285,203
NET OTHER ASSETS (LIABILITIES) - (2.0)%	(107,744,863)
NET ASSETS - 100.0%	5,524,540,340

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $375,907,886 or 6.8% of net assets.

(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $57,772,288 or 1.0% of net assets.

(e)	Affiliated company
(f)	Level 3 security
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ByteDance Ltd. Series E1	11/18/20	9,341,528

Creditas Financial Solutions Ltd. Series F	1/28/22	20,349,123

FSN E-Commerce Ventures Private Ltd.	10/07/20 - 10/26/20	4,649,356

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	104,837,920	2,466,650,636	2,503,855,496	1,894,668	-	-	67,633,060	0.1%
Fidelity Securities Lending Cash Central Fund 3.10%	38,984,400	1,047,548,313	992,778,688	306,506	-	-	93,754,025	0.3%
Total	143,822,320	3,514,198,949	3,496,634,184	2,201,174	-	-	161,387,085

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Restaurant Brands Asia Ltd.	28,304,933	20,989,583	-	-	-	(10,860,725)	38,433,791
VEF AB	58,759,062	-	-	-	-	(39,801,611)	18,957,451
Total	87,063,995	20,989,583	-	-	-	(50,662,336)	57,391,242

Purchase and Sales proceeds in the table above include the value of securities received or delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	447,543,344	189,483,784	254,340,972	3,718,588
Consumer Discretionary	631,047,834	333,338,649	297,709,185	-
Consumer Staples	254,481,063	254,481,063	-	-
Energy	360,447,583	360,220,537	-	227,046
Financials	1,119,385,379	865,384,483	211,267,979	42,732,917
Health Care	492,548,879	445,199,141	47,349,738	-
Industrials	388,165,946	347,237,193	40,928,753	-
Information Technology	1,411,748,758	874,825,342	523,536,990	13,386,426
Materials	255,688,254	255,688,254	-	-
Utilities	109,841,078	109,841,078	-	-

Money Market Funds	161,387,085	161,387,085	-	-
Total Investments in Securities:	5,632,285,203	4,197,086,609	1,375,133,617	60,064,977

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Communication Services
Beginning Balance	$-
Net Realized Gain (Loss) on Investment Securities	(7,986,993)
Net Unrealized Gain (Loss) on Investment Securities	(81,014,869)
Cost of Purchases	16,919,890
Proceeds of Sales	(4,379,199)
Amortization/Accretion	-
Transfers into Level 3	80,179,759
Transfers out of Level 3	-
Ending Balance	$3,718,588
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(81,014,869)
Energy
Beginning Balance	$-
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(81,637,644)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	81,864,690
Transfers out of Level 3	-
Ending Balance	$227,046
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(81,637,644)
Financials
Beginning Balance	$-
Net Realized Gain (Loss) on Investment Securities	(5,513,989)
Net Unrealized Gain (Loss) on Investment Securities	(134,674,773)
Cost of Purchases	41,810,993
Proceeds of Sales	(24,829,339)
Amortization/Accretion	-
Transfers into Level 3	165,940,025
Transfers out of Level 3	-
Ending Balance	$42,732,917
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(134,674,773)
Other Investments in Securities
Beginning Balance	$10,598,653
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	2,787,773
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$13,386,426
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$2,787,773

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Fidelity® Emerging Markets Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $92,403,730) - See accompanying schedule:
Unaffiliated issuers (cost $5,697,973,952)	$5,413,506,876
Fidelity Central Funds (cost $161,387,085)	161,387,085
Other affiliated issuers (cost $78,135,536)	57,391,242

Total Investment in Securities (cost $5,937,496,573)		$5,632,285,203
Cash		234,083
Foreign currency held at value (cost $23,644,047)		23,514,427
Receivable for investments sold		6,558,590
Receivable for fund shares sold		35,174,706
Dividends receivable		2,526,046
Distributions receivable from Fidelity Central Funds		259,229
Prepaid expenses		10,185
Other receivables		1,376,561
Total assets		5,701,939,030
Liabilities
Payable for investments purchased	23,176,114
Payable for fund shares redeemed	26,659,437
Accrued management fee	3,216,387
Distribution and service plan fees payable	3,987
Other affiliated payables	787,389
Deferred taxes	29,337,045
Other payables and accrued expenses	464,306
Collateral on securities loaned	93,754,025
Total Liabilities		177,398,690
Net Assets		$5,524,540,340
Net Assets consist of:
Paid in capital		$6,141,918,241
Total accumulated earnings (loss)		(617,377,901)
Net Assets		$5,524,540,340

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($10,045,860 ÷ 362,327 shares) (a)		$27.73
Maximum offering price per share (100/94.25 of $27.73)		$29.42
Class M :
Net Asset Value and redemption price per share ($1,392,489 ÷ 50,247 shares) (a)		$27.71
Maximum offering price per share (100/96.50 of $27.71)		$28.72
Class C :
Net Asset Value and offering price per share ($1,377,138 ÷ 49,910 shares) (a)(b)		$27.59
Emerging Markets :
Net Asset Value , offering price and redemption price per share ($3,330,900,031 ÷ 119,502,529 shares)		$27.87
Class K :
Net Asset Value , offering price and redemption price per share ($826,467,656 ÷ 29,623,758 shares)		$27.90
Class I :
Net Asset Value , offering price and redemption price per share ($47,818,501 ÷ 1,718,357 shares)		$27.83
Class Z :
Net Asset Value , offering price and redemption price per share ($1,306,538,665 ÷ 46,884,681 shares)		$27.87
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or units
Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$114,668,592
Special dividends		16,084,585
Income from Fidelity Central Funds (including $306,506 from security lending)		2,201,174
Income before foreign taxes withheld		132,954,351
Less foreign taxes withheld		(15,613,381)
Total Income		117,340,970
Expenses
Management fee	$48,033,567
Transfer agent fees	8,252,227
Distribution and service plan fees	53,152
Accounting fees	1,622,816
Custodian fees and expenses	1,610,866
Independent trustees' fees and expenses	24,959
Registration fees	461,603
Audit	134,122
Legal	11,418
Miscellaneous	33,680
Total expenses before reductions	60,238,410
Expense reductions	(236,005)
Total expenses after reductions		60,002,405
Net Investment income (loss)		57,338,565
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $3,692,864)	(246,247,263)
Foreign currency transactions	(2,817,993)
Total net realized gain (loss)		(249,065,256)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $14,240,024)	(3,078,172,724)
Affiliated issuers	(50,662,336)
Assets and liabilities in foreign currencies	(250,475)
Total change in net unrealized appreciation (depreciation)		(3,129,085,535)
Net gain (loss)		(3,378,150,791)
Net increase (decrease) in net assets resulting from operations		$(3,320,812,226)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$57,338,565	$20,062,728
Net realized gain (loss)	(249,065,256)	431,612,536
Change in net unrealized appreciation (depreciation)	(3,129,085,535)	711,143,631
Net increase (decrease) in net assets resulting from operations	(3,320,812,226)	1,162,818,895
Distributions to shareholders	(481,791,574)	(94,102,390)
Share transactions - net increase (decrease)	787,871,888	1,716,927,864
Total increase (decrease) in net assets	(3,014,731,912)	2,785,644,369

Net Assets
Beginning of period	8,539,272,252	5,753,627,883
End of period	$5,524,540,340	$8,539,272,252

Financial Highlights
Fidelity Advisor® Emerging Markets Fund Class A

Years ended October 31,	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$47.48	$46.83
Income from Investment Operations
Net investment income (loss) B,C	.16 D	(.04)
Net realized and unrealized gain (loss)	(17.27)	.69
Total from investment operations	(17.11)	.65
Distributions from net investment income	(.48)	-
Distributions from net realized gain	(2.16)	-
Total distributions	(2.64)	-
Net asset value, end of period	$27.73	$47.48
Total Return E,F,G	(38.00)%	1.39%
Ratios to Average Net Assets C,H,I
Expenses before reductions	1.21%	1.25% J
Expenses net of fee waivers, if any	1.21%	1.25% J
Expenses net of all reductions	1.21%	1.25% J
Net investment income (loss)	.45% D	(.17)% J
Supplemental Data
Net assets, end of period (000 omitted)	$10,046	$6,248
Portfolio turnover rate K	34%	38% J,L

A For the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .22%.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the sales charges.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

L The portfolio turnover rate does not include the assets acquired in the merger.

Fidelity Advisor® Emerging Markets Fund Class M

Years ended October 31,	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$47.42	$46.83
Income from Investment Operations
Net investment income (loss) B,C	.05 D	(.09)
Net realized and unrealized gain (loss)	(17.29)	.68
Total from investment operations	(17.24)	.59
Distributions from net investment income	(.32)	-
Distributions from net realized gain	(2.16)	-
Total distributions	(2.47) E	-
Net asset value, end of period	$27.71	$47.42
Total Return F,G,H	(38.20)%	1.26%
Ratios to Average Net Assets C,I,J
Expenses before reductions	1.51%	1.52% K
Expenses net of fee waivers, if any	1.50%	1.51% K
Expenses net of all reductions	1.50%	1.51% K
Net investment income (loss)	.15% D	(.39)% K
Supplemental Data
Net assets, end of period (000 omitted)	$1,392	$2,234
Portfolio turnover rate L	34%	38% K,M

A For the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.08)%.

E Total distributions per share do not sum due to rounding.

F Total returns for periods of less than one year are not annualized.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Total returns do not include the effect of the sales charges.

I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

K Annualized.

L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

M The portfolio turnover rate does not include the assets acquired in the merger.

Fidelity Advisor® Emerging Markets Fund Class C

Years ended October 31,	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$47.31	$46.83
Income from Investment Operations
Net investment income (loss) B,C	(.12) D	(.19)
Net realized and unrealized gain (loss)	(17.26)	.67
Total from investment operations	(17.38)	.48
Distributions from net investment income	(.18)	-
Distributions from net realized gain	(2.16)	-
Total distributions	(2.34)	-
Net asset value, end of period	$27.59	$47.31
Total Return E,F,G	(38.50)%	1.02%
Ratios to Average Net Assets C,H,I
Expenses before reductions	2.00%	2.01% J
Expenses net of fee waivers, if any	2.00%	2.01% J
Expenses net of all reductions	2.00%	2.01% J
Net investment income (loss)	(.34)% D	(.86)% J
Supplemental Data
Net assets, end of period (000 omitted)	$1,377	$1,587
Portfolio turnover rate K	34%	38% J,L

A For the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.57)%.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the contingent deferred sales charge.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

L The portfolio turnover rate does not include the assets acquired in the merger.

Fidelity® Emerging Markets Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$47.56	$40.26	$33.03	$26.66	$31.37
Income from Investment Operations
Net investment income (loss) A,B	.28 C	.12	.15	.61 D	.24
Net realized and unrealized gain (loss)	(17.35)	7.81	7.68	5.98	(4.76)
Total from investment operations	(17.07)	7.93	7.83	6.59	(4.52)
Distributions from net investment income	(.46)	(.09)	(.60)	(.22)	(.16)
Distributions from net realized gain	(2.16)	(.54)	-	- E	(.03)
Total distributions	(2.62)	(.63)	(.60)	(.22)	(.19)
Redemption fees added to paid in capital B	-	-	-	-	- E
Net asset value, end of period	$27.87	$47.56	$40.26	$33.03	$26.66
Total Return F	(37.83)%	19.83%	24.09%	24.91%	(14.51)%
Ratios to Average Net Assets A,G,H
Expenses before reductions	.90%	.88%	.92%	.94%	.96%
Expenses net of fee waivers, if any	.90%	.88%	.92%	.94%	.96%
Expenses net of all reductions	.90%	.88%	.91%	.92%	.92%
Net investment income (loss)	.76% C	.26%	.43%	2.02% D	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$3,330,900	$5,016,159	$4,526,531	$3,104,887	$3,493,583
Portfolio turnover rate I	34%	38% J	34%	85% K	86%

A Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

B Calculated based on average shares outstanding during the period.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .53%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.34 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .88%.

E Amount represents less than $.005 per share.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J The portfolio turnover rate does not include the assets acquired in the merger.

K Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Emerging Markets Fund Class K

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$47.62	$40.30	$33.07	$26.70	$31.41
Income from Investment Operations
Net investment income (loss) A,B	.33 C	.16	.19	.65 D	.28
Net realized and unrealized gain (loss)	(17.35)	7.83	7.69	5.99	(4.76)
Total from investment operations	(17.02)	7.99	7.88	6.64	(4.48)
Distributions from net investment income	(.54)	(.12)	(.65)	(.26)	(.20)
Distributions from net realized gain	(2.16)	(.54)	-	- E	(.03)
Total distributions	(2.70)	(.67) F	(.65)	(.27) F	(.23)
Redemption fees added to paid in capital A	-	-	-	-	- E
Net asset value, end of period	$27.90	$47.62	$40.30	$33.07	$26.70
Total Return G	(37.73)%	19.94%	24.24%	25.08%	(14.39)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.77%	.77%	.80%	.80%	.82%
Expenses net of fee waivers, if any	.77%	.77%	.80%	.80%	.82%
Expenses net of all reductions	.77%	.77%	.79%	.79%	.78%
Net investment income (loss)	.88% C	.34%	.55%	2.15% D	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$826,468	$1,689,454	$1,227,097	$1,018,765	$870,859
Portfolio turnover rate J	34%	38% K	34%	85% L	86%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .66%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.34 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.02%.

E Amount represents less than $.005 per share.

F Total distributions per share do not sum due to rounding.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K The portfolio turnover rate does not include the assets acquired in the merger.

L Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Emerging Markets Fund Class I

Years ended October 31,	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$47.55	$46.83
Income from Investment Operations
Net investment income (loss) B,C	.26 D	.04
Net realized and unrealized gain (loss)	(17.29)	.68
Total from investment operations	(17.03)	.72
Distributions from net investment income	(.53)	-
Distributions from net realized gain	(2.16)	-
Total distributions	(2.69)	-
Net asset value, end of period	$27.83	$47.55
Total Return E,F	(37.81)%	1.54%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.89%	.94% I
Expenses net of fee waivers, if any	.89%	.93% I
Expenses net of all reductions	.89%	.93% I
Net investment income (loss)	.76% D	.17% I
Supplemental Data
Net assets, end of period (000 omitted)	$47,819	$25,824
Portfolio turnover rate J	34%	38% I,K

A For the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .53%.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K The portfolio turnover rate does not include the assets acquired in the merger.

Fidelity Advisor® Emerging Markets Fund Class Z

Years ended October 31,	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$47.59	$46.83
Income from Investment Operations
Net investment income (loss) B,C	.32 D	(.03)
Net realized and unrealized gain (loss)	(17.33)	.79
Total from investment operations	(17.01)	.76
Distributions from net investment income	(.55)	-
Distributions from net realized gain	(2.16)	-
Total distributions	(2.71)	-
Net asset value, end of period	$27.87	$47.59
Total Return E,F	(37.74)%	1.62%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.77%	.78% I
Expenses net of fee waivers, if any	.77%	.78% I
Expenses net of all reductions	.77%	.78% I
Net investment income (loss)	.88% D	(.13)% I
Supplemental Data
Net assets, end of period (000 omitted)	$1,306,539	$1,797,766
Portfolio turnover rate J	34%	38% I,K

A For the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .66%.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K The portfolio turnover rate does not include the assets acquired in the merger.

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Emerging Markets, Class K, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3.Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$60,064,977	Market comparable	Enterprise value/Revenue multiple (EV/R)	3.8 - 5.9 / 5.0	Increase
		Market approach	Discount rate	50.0%	Decrease
			Transaction price	$0.57	Increase

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and   losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,209,114,485
Gross unrealized depreciation	(1,589,521,004)
Net unrealized appreciation (depreciation)	$(380,406,519)
Tax Cost	$6,012,691,722

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$42,840,133
Capital loss carryforward	$(249,361,263)
Net unrealized appreciation (depreciation) on securities and other investments	$(381,519,728)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(249,361,263)
Long-term	-
Total capital loss carryforward	$(249,361,263)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$90,092,233	$14,214,447
Long-term Capital Gains	391,699,341	79,887,943
Total	$481,791,574	$ 94,102,390

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Fund	2,722,896,111	2,361,537,052
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$28,317	$614
Class M	.25%	.25%	9,186	-
Class C	.75%	.25%	15,649	5,798
			$53,152	$6,412

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions.   The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$4,098
Class M	744
Class C A	168
$5,010

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$25,749.23
Class M	5,032.27
Class C	4,166.27
Emerging Markets	6,980,200.17
Class K	514,750.04
Class I	62,433.16
Class Z	659,897.04
	$8,252,227

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Emerging Markets Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Emerging Markets Fund	$12,271

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Emerging Markets Fund	37,025,287	55,878,168	(9,896,793)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Emerging Markets Fund	2,920

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Emerging Markets Fund	$12,589
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Emerging Markets Fund	$32,812	$95	$-

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $2,558.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $233,447.

10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2022	Year ended October 31, 2021 A
Fidelity Emerging Markets Fund
Class A	$625,889	$-
Class M	114,309	-
Class C	82,608	-
Emerging Markets	277,953,427	73,337,964
Class K	95,062,813	20,764,426
Class I	1,596,371	-
Class Z	106,356,157	-
Total	$481,791,574	$94,102,390

A   Distributions for Class A, Class M, Class C, Class I and Class Z are for the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.
Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2022	Year ended October 31, 2021 A	Year ended October 31, 2022	Year ended October 31, 2021 A
Fidelity Emerging Markets Fund
Class A
Shares sold	405,334	33,473	$16,326,133	$1,591,260
Issued in exchange for the shares of the Target Fund(s)	-	108,045	-	4,995,991
Reinvestment of distributions	14,217	-	609,645	-
Shares redeemed	(188,821)	(9,921)	(6,470,572)	(469,831)
Net increase (decrease)	230,730	131,597	$10,465,206	$6,117,420
Class M
Shares sold	9,094	5,398	$331,845	$256,234
Issued in exchange for the shares of the Target Fund(s)	-	47,393	-	2,190,992
Reinvestment of distributions	2,657	-	114,195	-
Shares redeemed	(8,614)	(5,681)	(305,492)	(268,777)
Net increase (decrease)	3,137	47,110	$140,548	$ 2,178,449
Class C
Shares sold	27,888	5,656	$ 1,033,697	$268,640
Issued in exchange for the shares of the Target Fund(s)	-	37,074	-	1,713,931
Reinvestment of distributions	1,916	-	82,366	-
Shares redeemed	(13,429)	(9,195)	(473,302)	(437,335)
Net increase (decrease)	16,375	33,535	$642,761	$1,545,236
Emerging Markets
Shares sold	90,211,588	51,262,366	$3,178,493,756	$2,407,337,547
Issued in exchange for the shares of the Target Fund(s)	-	1,053,093	-	48,684,329
Reinvestment of distributions	4,752,444	1,357,618	204,307,548	60,020,270
Shares redeemed	(80,932,071)	(60,624,133)	(2,841,698,156)	(2,847,240,636)
Net increase (decrease)	14,031,961	(6,951,056)	$541,103,148	$(331,198,490)
Class K
Shares sold	8,137,924	13,228,413	$295,826,108	$621,422,438
Reinvestment of distributions	2,211,734	469,461	95,060,337	20,764,260
Shares redeemed	(16,201,876)	(8,670,886)	(567,669,911)	(406,215,879)
Net increase (decrease)	(5,852,218)	5,026,988	$(176,783,466)	$235,970,819
Class I
Shares sold	2,413,035	187,665	$83,439,062	$8,912,073
Issued in exchange for the shares of the Target Fund(s)	-	456,278	-	21,098,248
Reinvestment of distributions	35,220	-	1,511,652	-
Shares redeemed	(1,272,970)	(100,871)	(42,317,885)	(4,648,575)
Net increase (decrease)	1,175,285	543,072	$42,632,829	$25,361,746
Class Z
Shares sold	8,050,253	37,800,433	$312,633,669	$1,778,004,149
Reinvestment of distributions	2,468,777	-	105,984,590	-
Shares redeemed	(1,412,722)	(22,060)	(48,947,397)	(1,051,465)
Net increase (decrease)	9,106,308	37,778,373	$369,670,862	$1,776,952,684

A   Share transactions for Class A, Class M, Class C, Class I and Class Z are for the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity Emerging Markets Fund
Fidelity Emerging Markets Fund	14%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Emerging Markets Fund	34%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
13. Prior Fiscal Year Merger Information.
On May 14, 2021, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board").   The securities held by the Target Fund were the primary assets acquired by the Fund. In addition, the Board approved the creation of additional classes of shares that commenced sale of shares on May 11, 2021. The acquisition was accomplished by an exchange of shares of each class of the Fund for corresponding shares then outstanding of the Target Fund at its respective net asset value on the acquisition date. The reorganization provides shareholders of the Target Fund access to a larger portfolio with a similar investment objective and lower projected expenses. For financial reporting purposes, the assets and liabilities of the Target Fund and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund were carried forward and will be utilized for purposes of the Fund's ongoing reporting of realized and unrealized gains and losses to more closely align subsequent reporting of realized gains with amounts distributable to shareholders for tax purposes.   The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

Target Fund	Investments $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	56,236,270	7,237,677
Class A			4,995,991	108,045	.2212608131
Class M			2,190,992	47,393	.2206510924
Class C			1,713,931	37,074	.2226022064
Emerging Europe, Middle East, Africa (EMEA)			48,684,329	1,053,093	.2212329656
Class I			21,098,248	456,278	.2203676471

Surviving Fund	Net Assets $	Total net assets after the acquisition $
Fidelity Emerging Markets Fund	$7,934,554,249	$8,013,237,740

Pro forma results of operations of the combined entity for the entire period ended October 31, 2021, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$21,004,334
Total net realized gain (loss)	450,169,192
Total change in net unrealized appreciation (depreciation)	714,676,169
Net increase (decrease) in net assets resulting from operations	$1,185,849,695

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that has been included in the Fidelity Emerging Market Fund's Statement of Operations since May 14, 2021.

Fidelity® Europe Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-34.30%	-2.54%	3.02%
Class M (incl.3.50% sales charge)	-32.94%	-2.39%	2.99%
Class C (incl. contingent deferred sales charge)	-31.45%	-2.16%	2.97%
Fidelity® Europe Fund	-30.07%	-1.07%	3.91%
Class I	-30.08%	-1.05%	3.93%
Class Z	-30.00%	-0.97%	3.98%

Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity ® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.
Class M shares bear a 0.50% 12b-1 fee. The initial offering of Class M shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity ® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class M's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.
Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity ® Europe Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to March 18, 2014, would have been lower.
Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class I shares took place on March 18, 2014. Returns prior to March 18, 2014, are those of Fidelity ® Europe Fund, the original class of the fund.
The initial offering of Class Z shares took place on October 2, 2018. Returns between March 18, 2014 and October 2, 2018, are those of Class I. Returns prior to March 18, 2014 are those of Fidelity ® Europe Fund, the original class of the fund.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Europe Fund, a class of the fund,  on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

Fidelity® Europe Fund
Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Co-Lead Managers Allyson Ke and Faris Rahman:
For the fiscal year ending October 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned about -31% to -30%, trailing the -22.69% result of the benchmark MSCI Europe Index (Net MA). By region, stock picks in the U.K. and Europe ex U.K. notably hurt the fund's performance versus the benchmark. By sector, security selection in financials was the primary detractor. Weak picks in the communication services sector, primarily within the media & entertainment industry, also hampered the fund's relative result. Also hurting our result was stock selection and an overweighting in consumer discretionary. Our non-benchmark investment in VNV Global was the fund's largest individual relative detractor, due to its roughly -78% return. Positions in VNV Global were sold the past year. Also holding back performance was our overweighting in Prudential, which returned -52%. We reduced our position in the stock the past 12 months. Also hampering performance was our overweighting in Schibsted, which returned -63%. Schibsted was not held at period end. In contrast, an underweighting in Europe ex U.K. and an overweighting in the U.K. contributed most to the fund's relative result. By sector, the top contributors to performance versus the benchmark were stock picks and an overweighting in energy. Security selection in consumer staples and an overweighting in communication services also lifted the fund's relative result. Our non-benchmark stake in TGS was the fund's biggest individual relative contributor, driven by a gain of roughly 54%. We reduced our position in the company in the past 12 months. Also lifting performance was our outsized stake in Swedish Match, which gained approximately 19%. We reduced our position in Swedish Match this period. Another notable relative contributor was an overweighting in Kongsberg Gruppen (+12%). This period we decreased our stake. Notable changes in positioning include increased exposure to France and a lower allocation to Norway. By sector, meaningful changes in positioning include a higher allocation to energy and health care.
Note to shareholders:
On April 23, 2022, Allyson Ke and Faris Rahman, formerly co-managers of the fund, became co-lead managers. Andrew Sergeant, formerly lead portfolio manager, became co-manager until July 1, 2022, when he came off the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Europe Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Nestle SA (Reg. S) (Switzerland, Food Products)	5.3
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	4.7
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	4.2
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	4.2
TotalEnergies SE (France, Oil, Gas & Consumable Fuels)	3.8
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	3.2
Diageo PLC (United Kingdom, Beverages)	2.8
Sanofi SA (France, Pharmaceuticals)	2.7
Glencore PLC (Bailiwick of Jersey, Metals & Mining)	2.2
RELX PLC (London Stock Exchange) (United Kingdom, Professional Services)	2.1
35.2

Market Sectors (% of Fund's net assets)

Health Care	16.9
Financials	16.0
Industrials	13.5
Consumer Staples	13.2
Consumer Discretionary	12.2
Information Technology	7.4
Energy	7.0
Materials	6.4
Utilities	3.0
Communication Services	1.6
Real Estate	1.2

Asset Allocation (% of Fund's net assets)

Foreign investments - 97.6%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® Europe Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 98.2%
	Shares	Value ($)
Austria - 0.6%
Verbund AG	41,700	3,265,894
Bailiwick of Jersey - 4.4%
Experian PLC	213,500	6,807,506
Ferguson PLC	49,800	5,431,222
Glencore PLC	2,135,900	12,245,272
TOTAL BAILIWICK OF JERSEY		24,484,000
Belgium - 2.0%
Fagron NV	204,908	2,551,504
KBC Group NV	78,200	3,919,052
UCB SA	59,800	4,510,310
TOTAL BELGIUM		10,980,866
Bermuda - 0.6%
Hiscox Ltd.	301,414	3,108,189
Denmark - 4.1%
DSV A/S	45,800	6,200,443
Novo Nordisk A/S Series B	59,800	6,502,129
ORSTED A/S (a)	80,900	6,674,715
Tryg A/S	160,500	3,473,385
TOTAL DENMARK		22,850,672
Finland - 4.0%
Elisa Corp. (A Shares)	130,200	6,293,257
Nordea Bank ABP	989,900	9,460,407
Sampo Oyj (A Shares)	136,800	6,256,714
TOTAL FINLAND		22,010,378
France - 21.1%
Air Liquide SA	88,780	11,613,646
AXA SA	301,800	7,452,923
BNP Paribas SA	154,200	7,231,043
Capgemini SA	45,100	7,391,477
Dassault Aviation SA	22,100	3,284,785
Dassault Systemes SA	108,000	3,620,028
Edenred SA	88,100	4,523,888
LVMH Moet Hennessy Louis Vuitton SE	37,100	23,409,911
Pernod Ricard SA	26,700	4,688,841
Sanofi SA	175,100	15,068,732
Sartorius Stedim Biotech	23,300	7,396,024
TotalEnergies SE (b)	382,307	20,856,134
TOTAL FRANCE		116,537,432
Germany - 4.8%
Brenntag SE	64,900	3,937,895
Deutsche Borse AG	59,800	9,724,662
RWE AG	168,200	6,481,060
Scout24 AG (a)	48,700	2,496,869
Siemens Healthineers AG (a)	88,800	4,068,157
TOTAL GERMANY		26,708,643
Ireland - 1.8%
Bank of Ireland Group PLC	791,200	5,704,767
Flutter Entertainment PLC (Ireland) (c)	32,700	4,327,082
TOTAL IRELAND		10,031,849
Israel - 0.5%
NICE Ltd. (c)	13,600	2,577,940
Italy - 1.1%
FinecoBank SpA	231,600	3,121,905
Prada SpA	702,200	3,198,060
TOTAL ITALY		6,319,965
Netherlands - 8.3%
Airbus Group NV	64,200	6,946,682
ASML Holding NV (Netherlands)	38,000	17,825,312
Ferrari NV (Italy)	22,600	4,455,723
Heineken NV (Bearer)	108,800	9,096,327
Prosus NV	108,512	4,692,243
RHI Magnesita NV	140,542	2,984,934
TOTAL NETHERLANDS		46,001,221
Norway - 3.6%
Equinor ASA	281,700	10,263,380
Kongsberg Gruppen ASA	103,700	3,716,628
TGS ASA	438,583	5,990,562
TOTAL NORWAY		19,970,570
Spain - 1.7%
Amadeus IT Holding SA Class A (c)	74,700	3,896,001
CaixaBank SA	1,576,000	5,226,087
TOTAL SPAIN		9,122,088
Sweden - 6.7%
ASSA ABLOY AB (B Shares)	356,000	7,188,381
Haypp Group (c)	491,497	1,066,130
HEXPOL AB (B Shares)	394,600	3,895,537
Indutrade AB	310,500	5,437,378
Investor AB (B Shares)	420,900	6,875,478
Kry International AB (c)(d)(e)	406	71,078
Sandvik AB	364,200	5,691,262
Swedish Match Co. AB	671,600	6,907,335
TOTAL SWEDEN		37,132,579
Switzerland - 11.4%
Compagnie Financiere Richemont SA Series A	81,030	7,919,350
Nestle SA (Reg. S)	267,170	29,083,808
Roche Holding AG (participation certificate)	77,380	25,674,544
TOTAL SWITZERLAND		62,677,702
United Kingdom - 20.7%
AstraZeneca PLC (United Kingdom)	196,600	23,067,509
Beazley PLC	503,600	3,606,665
Bunzl PLC	158,600	5,167,281
Compass Group PLC	524,500	11,046,928
Deliveroo PLC Class A (a)(c)	2,126,500	2,125,545
Diageo PLC	379,487	15,616,845
Grainger Trust PLC	873,600	2,274,187
Harbour Energy PLC	410,847	1,780,511
JD Sports Fashion PLC	1,887,400	2,109,060
Lloyds Banking Group PLC	9,773,045	4,693,680
Londonmetric Properity PLC	915,528	1,962,315
Mondi PLC	310,340	5,205,007
Next PLC	52,100	2,944,993
Prudential PLC	630,638	5,858,420
Reckitt Benckiser Group PLC	112,336	7,455,068
RELX PLC (London Stock Exchange)	439,676	11,809,915
RS GROUP PLC	317,700	3,492,183
Sabre Insurance Group PLC (a)	1,989,822	2,049,171
Safestore Holdings PLC	211,600	2,192,459
TOTAL UNITED KINGDOM		114,457,742
United States of America - 0.8%
ResMed, Inc.	18,700	4,183,003
TOTAL COMMON STOCKS (Cost $567,106,141)		542,420,733

Preferred Stocks - 0.2%
	Shares	Value ($)
Convertible Preferred Stocks - 0.1%
Estonia - 0.1%
Bolt Technology OU Series E (d)(e)	3,852	470,589
Nonconvertible Preferred Stocks - 0.1%
Sweden - 0.1%
Kry International AB Series E (c)(d)(e)	2,345	410,536
TOTAL PREFERRED STOCKS (Cost $2,072,807)		881,125

Money Market Funds - 0.6%
	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund 3.10% (f)(g) (Cost $3,435,000)	3,434,657	3,435,000

TOTAL INVESTMENT IN SECURITIES - 99.0% (Cost $572,613,948)	546,736,858
NET OTHER ASSETS (LIABILITIES) - 1.0%	5,747,855
NET ASSETS - 100.0%	552,484,713

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $17,414,457 or 3.2% of net assets.

(b)	Security or a portion of the security is on loan at period end.
(c)	Non-income producing
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $952,203 or 0.2% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Bolt Technology OU Series E	1/03/22	1,000,736

Kry International AB	5/14/21	176,328

Kry International AB Series E	5/14/21	1,072,071

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	8,041,251	180,021,323	188,062,574	36,328	-	-	-	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	34,103,332	189,925,086	220,593,418	192,200	-	-	3,435,000	0.0%
Total	42,144,583	369,946,409	408,655,992	228,528	-	-	3,435,000

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	8,790,126	8,790,126	-	-
Consumer Discretionary	67,295,025	20,226,593	47,068,432	-
Consumer Staples	72,848,224	13,785,168	59,063,056	-
Energy	38,890,587	7,771,073	31,119,514	-
Financials	87,762,548	43,656,681	44,105,867	-
Health Care	93,021,912	18,640,841	74,381,071	-
Industrials	75,111,561	32,729,920	42,381,641	-
Information Technology	40,786,849	7,101,828	32,732,818	952,203
Materials	35,944,396	12,085,478	23,858,918	-
Real Estate	6,428,961	6,428,961	-	-
Utilities	16,421,669	9,746,954	6,674,715	-

Money Market Funds	3,435,000	3,435,000	-	-
Total Investments in Securities:	546,736,858	184,398,623	361,386,032	952,203
Fidelity® Europe Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $3,267,485) - See accompanying schedule:
Unaffiliated issuers (cost $569,178,948)	$543,301,858
Fidelity Central Funds (cost $3,435,000)	3,435,000

Total Investment in Securities (cost $572,613,948)		$546,736,858
Receivable for investments sold		11,476,567
Receivable for fund shares sold		90,358
Dividends receivable		94,084
Reclaims receivable		3,354,337
Distributions receivable from Fidelity Central Funds		10,168
Prepaid expenses		968
Total assets		561,763,340
Liabilities
Payable to custodian bank	206,197
Payable for investments purchased	4,814,896
Payable for fund shares redeemed	345,984
Accrued management fee	288,381
Distribution and service plan fees payable	7,134
Other affiliated payables	108,386
Other payables and accrued expenses	72,649
Collateral on securities loaned	3,435,000
Total Liabilities		9,278,627
Net Assets		$552,484,713
Net Assets consist of:
Paid in capital		$679,542,714
Total accumulated earnings (loss)		(127,058,001)
Net Assets		$552,484,713

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($16,494,514 ÷ 597,995 shares) (a)		$27.58
Maximum offering price per share (100/94.25 of $27.58)		$29.26
Class M :
Net Asset Value and redemption price per share ($4,066,043 ÷ 147,039 shares) (a)		$27.65
Maximum offering price per share (100/96.50 of $27.65)		$28.65
Class C :
Net Asset Value and offering price per share ($2,495,505 ÷ 91,198 shares) (a)		$27.36
Europe :
Net Asset Value , offering price and redemption price per share ($523,685,342 ÷ 18,997,445 shares)		$27.57
Class I :
Net Asset Value , offering price and redemption price per share ($4,282,772 ÷ 155,375 shares)		$27.56
Class Z :
Net Asset Value , offering price and redemption price per share ($1,460,537 ÷ 53,140 shares)		$27.48
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$20,836,387
Foreign Tax Reclaims		1,475,492
Income from Fidelity Central Funds (including $192,200 from security lending)		228,528
Income before foreign taxes withheld		22,540,407
Less foreign taxes withheld		(3,653,402)
Total Income		18,887,005
Expenses
Management fee
Basic fee	$4,910,647
Performance adjustment	(295,284)
Transfer agent fees	1,182,109
Distribution and service plan fees	121,315
Accounting fees	348,123
Custodian fees and expenses	60,663
Independent trustees' fees and expenses	2,652
Registration fees	86,802
Audit	76,298
Legal	985
Interest	106
Miscellaneous	4,034
Total expenses before reductions	6,498,450
Expense reductions	(23,547)
Total expenses after reductions		6,474,903
Net Investment income (loss)		12,412,102
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(97,287,713)
Foreign currency transactions	(255,336)
Total net realized gain (loss)		(97,543,049)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(183,848,302)
Assets and liabilities in foreign currencies	(467,682)
Total change in net unrealized appreciation (depreciation)		(184,315,984)
Net gain (loss)		(281,859,033)
Net increase (decrease) in net assets resulting from operations		$(269,446,931)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,412,102	$12,420,980
Net realized gain (loss)	(97,543,049)	117,610,008
Change in net unrealized appreciation (depreciation)	(184,315,984)	130,739,875
Net increase (decrease) in net assets resulting from operations	(269,446,931)	260,770,863
Distributions to shareholders	(133,487,366)	(11,168,809)
Share transactions - net increase (decrease)	(44,868,451)	(72,286,730)
Total increase (decrease) in net assets	(447,802,748)	177,315,324

Net Assets
Beginning of period	1,000,287,461	822,972,137
End of period	$552,484,713	$1,000,287,461

Financial Highlights
Fidelity Advisor® Europe Fund Class A

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$46.12	$35.37	$36.30	$37.61	$42.47
Income from Investment Operations
Net investment income (loss) A,B	.47	.41	.19	1.41 C	.34
Net realized and unrealized gain (loss)	(12.91)	10.72	1.46	.82	(4.21) D
Total from investment operations	(12.44)	11.13	1.65	2.23	(3.87)
Distributions from net investment income	(.99)	(.38)	(1.50)	(.11)	(.33)
Distributions from net realized gain	(5.12)	-	(1.08)	(3.43)	(.66)
Total distributions	(6.10) E	(.38)	(2.58)	(3.54)	(.99)
Net asset value, end of period	$27.58	$46.12	$35.37	$36.30	$37.61
Total Return F,G	(30.29)%	31.60%	4.62%	7.21%	(9.31)% D
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.18%	1.36%	1.34%	1.09%	1.28%
Expenses net of fee waivers, if any	1.18%	1.36%	1.34%	1.09%	1.28%
Expenses net of all reductions	1.18%	1.36%	1.33%	1.07%	1.28%
Net investment income (loss)	1.42%	.92%	.56%	4.02% C	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$16,495	$32,148	$23,189	$20,819	$19,531
Portfolio turnover rate J	55%	52%	39%	45%	57%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 3.44%.

D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (9.74)%.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the sales charges.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Europe Fund Class M

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$46.18	$35.42	$36.32	$37.57	$42.47
Income from Investment Operations
Net investment income (loss) A,B	.37	.27	.09	1.30 C	.21
Net realized and unrealized gain (loss)	(12.95)	10.75	1.45	.83	(4.23) D
Total from investment operations	(12.58)	11.02	1.54	2.13	(4.02)
Distributions from net investment income	(.83)	(.26)	(1.36)	-	(.23)
Distributions from net realized gain	(5.12)	-	(1.08)	(3.38)	(.66)
Total distributions	(5.95)	(.26)	(2.44)	(3.38)	(.88) E
Net asset value, end of period	$27.65	$46.18	$35.42	$36.32	$37.57
Total Return F,G	(30.51)%	31.20%	4.30%	6.88%	(9.63)% D
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.49%	1.68%	1.65%	1.41%	1.61%
Expenses net of fee waivers, if any	1.48%	1.68%	1.65%	1.40%	1.61%
Expenses net of all reductions	1.48%	1.68%	1.64%	1.38%	1.61%
Net investment income (loss)	1.12%	.59%	.25%	3.70% C	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$4,066	$6,937	$5,204	$5,782	$7,257
Portfolio turnover rate J	55%	52%	39%	45%	57%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 3.12%.

D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (10.06)%.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the sales charges.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Europe Fund Class C

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$45.63	$35.01	$35.87	$37.23	$42.15
Income from Investment Operations
Net investment income (loss) A,B	.21	.04	(.09)	1.12 C	.02
Net realized and unrealized gain (loss)	(12.84)	10.64	1.45	.82	(4.18) D
Total from investment operations	(12.63)	10.68	1.36	1.94	(4.16)
Distributions from net investment income	(.52)	(.06)	(1.14)	-	(.10)
Distributions from net realized gain	(5.12)	-	(1.08)	(3.30)	(.66)
Total distributions	(5.64)	(.06)	(2.22)	(3.30)	(.76)
Net asset value, end of period	$27.36	$45.63	$35.01	$35.87	$37.23
Total Return E,F	(30.85)%	30.53%	3.81%	6.35%	(10.04)% D
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.99%	2.19%	2.15%	1.90%	2.06%
Expenses net of fee waivers, if any	1.98%	2.18%	2.15%	1.90%	2.06%
Expenses net of all reductions	1.98%	2.18%	2.14%	1.87%	2.06%
Net investment income (loss)	.62%	.09%	(.25)%	3.21% C	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$2,496	$5,255	$5,242	$6,145	$10,060
Portfolio turnover rate I	55%	52%	39%	45%	57%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.63%.

D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (10.47)%.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the contingent deferred sales charge.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Europe Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$46.11	$35.35	$36.28	$37.70	$42.53
Income from Investment Operations
Net investment income (loss) A,B	.57	.54	.30	1.52 C	.48
Net realized and unrealized gain (loss)	(12.88)	10.71	1.46	.81	(4.24) D
Total from investment operations	(12.31)	11.25	1.76	2.33	(3.76)
Distributions from net investment income	(1.11)	(.49)	(1.61)	(.32)	(.41)
Distributions from net realized gain	(5.12)	-	(1.08)	(3.43)	(.66)
Total distributions	(6.23)	(.49)	(2.69)	(3.75)	(1.07)
Net asset value, end of period	$27.57	$46.11	$35.35	$36.28	$37.70
Total Return E	(30.07)%	31.99%	4.95%	7.56%	(9.05)% D
Ratios to Average Net Assets B,F,G
Expenses before reductions	.88%	1.06%	1.03%	.78%	.96%
Expenses net of fee waivers, if any	.88%	1.06%	1.03%	.77%	.96%
Expenses net of all reductions	.88%	1.06%	1.02%	.75%	.96%
Net investment income (loss)	1.73%	1.21%	.86%	4.33% C	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$523,685	$913,296	$755,125	$836,373	$941,670
Portfolio turnover rate H	55%	52%	39%	45%	57%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 3.75%.

D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (9.48)%.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Europe Fund Class I

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$46.07	$35.34	$36.27	$37.69	$42.53
Income from Investment Operations
Net investment income (loss) A,B	.60	.54	.31	1.53 C	.48
Net realized and unrealized gain (loss)	(12.91)	10.70	1.46	.80	(4.23) D
Total from investment operations	(12.31)	11.24	1.77	2.33	(3.75)
Distributions from net investment income	(1.08)	(.51)	(1.62)	(.32)	(.43)
Distributions from net realized gain	(5.12)	-	(1.08)	(3.43)	(.66)
Total distributions	(6.20)	(.51)	(2.70)	(3.75)	(1.09)
Net asset value, end of period	$27.56	$46.07	$35.34	$36.27	$37.69
Total Return E	(30.08)%	31.99%	4.99%	7.58%	(9.02)% D
Ratios to Average Net Assets B,F,G
Expenses before reductions	.86%	1.06%	1.00%	.75%	.95%
Expenses net of fee waivers, if any	.86%	1.06%	1.00%	.74%	.95%
Expenses net of all reductions	.86%	1.06%	.99%	.72%	.95%
Net investment income (loss)	1.74%	1.22%	.90%	4.36% C	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$4,283	$14,401	$14,733	$6,686	$7,318
Portfolio turnover rate H	55%	52%	39%	45%	57%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 3.78%.

D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.18 per share. Excluding these litigation proceeds, the total return would have been (9.45)%.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Europe Fund Class Z

Years ended October 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$46.00	$35.27	$36.21	$37.69	$41.00
Income from Investment Operations
Net investment income (loss) B,C	.62	.59	.34	1.53 D	.06
Net realized and unrealized gain (loss)	(12.86)	10.67	1.47	.82	(3.37) E
Total from investment operations	(12.24)	11.26	1.81	2.35	(3.31)
Distributions from net investment income	(1.17)	(.53)	(1.67)	(.41)	-
Distributions from net realized gain	(5.12)	-	(1.08)	(3.43)	-
Total distributions	(6.28) F	(.53)	(2.75)	(3.83) F	-
Net asset value, end of period	$27.48	$46.00	$35.27	$36.21	$37.69
Total Return G,H	(30.00)%	32.13%	5.11%	7.71%	(8.07)% E
Ratios to Average Net Assets C,I,J
Expenses before reductions	.76%	.95%	.91%	.65%	.91% K
Expenses net of fee waivers, if any	.75%	.95%	.90%	.64%	.90% K
Expenses net of all reductions	.75%	.95%	.90%	.62%	.90% K
Net investment income (loss)	1.85%	1.33%	.99%	4.46% D	2.04% K
Supplemental Data
Net assets, end of period (000 omitted)	$1,461	$28,249	$19,479	$21,838	$104
Portfolio turnover rate L	55%	52%	39%	45%	57%

A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.20 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 3.88%.

E Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.16 per share. Excluding these litigation proceeds, the total return would have been (8.50)%.

F Total distributions per share do not sum due to rounding.

G Total returns for periods of less than one year are not annualized.

H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

K Annualized.

L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Europe Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Europe, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$40,642,080
Gross unrealized depreciation	(66,519,169)
Net unrealized appreciation (depreciation)	$(25,877,089)
Tax Cost	$572,613,947

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(98,923,671)
Net unrealized appreciation (depreciation) on securities and other investments	$(26,238,559)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(54,492,199)
Long-term	(44,431,472)
Total capital loss carryforward	$(98,923,671)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$58,772,480	$11,168,809
Long-term Capital Gains	74,714,886	-
Total	$133,487,366	$11,168,809

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Europe Fund	397,341,205	566,594,527

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Europe as compared to its benchmark index, the MSCI Europe Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$58,904	$510
Class M	.25%	.25%	26,780	155
Class C	.75%	.25%	35,631	3,211
			$121,315	$3,876

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions.   The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$905
Class M	344
Class C A	57
$1,306

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$50,954.22
Class M	14,408.27
Class C	9,557.27
Europe	1,088,056.16
Class I	10,837.15
Class Z	8,297.04
	$1,182,109

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Europe Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Europe Fund	$ 1

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Europe Fund	Borrower	$ 12,097,000.32%		$ 106

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Europe Fund	5,821,367	69,355,856	(20,125,831)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Europe Fund	33,953

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Europe Fund	$1,331

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Europe Fund	$20,160	$-	$-

8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $23,547.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Europe Fund
Class A	$4,275,681	$241,388
Class M	898,902	38,916
Class C	639,208	9,133
Europe	122,299,625	10,371,239
Class I	1,583,837	209,546
Class Z	3,790,113	298,587
Total	$133,487,366	$11,168,809
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Europe Fund
Class A
Shares sold	89,634	129,162	$3,307,956	$5,858,048
Reinvestment of distributions	114,063	5,827	4,203,218	239,071
Shares redeemed	(302,699)	(93,596)	(9,893,172)	(4,072,920)
Net increase (decrease)	(99,002)	41,393	$(2,381,998)	$2,024,199
Class M
Shares sold	8,884	20,932	$301,526	$948,034
Reinvestment of distributions	23,449	939	868,563	38,692
Shares redeemed	(35,522)	(18,538)	(1,126,542)	(834,046)
Net increase (decrease)	(3,189)	3,333	$43,547	$152,680
Class C
Shares sold	5,167	24,151	$168,904	$1,075,965
Reinvestment of distributions	17,238	222	634,712	9,092
Shares redeemed	(46,375)	(58,936)	(1,573,732)	(2,674,765)
Net increase (decrease)	(23,970)	(34,563)	$(770,116)	$(1,589,708)
Europe
Shares sold	1,206,003	2,702,281	$40,801,820	$121,751,029
Reinvestment of distributions	3,093,089	237,710	113,578,213	9,724,714
Shares redeemed	(5,107,735)	(4,496,170)	(176,296,705)	(202,195,601)
Net increase (decrease)	(808,643)	(1,556,179)	$(21,916,672)	$(70,719,858)
Class I
Shares sold	42,946	194,151	$1,701,289	$8,782,703
Reinvestment of distributions	41,688	4,920	1,530,795	201,081
Shares redeemed	(241,861)	(303,416)	(8,753,022)	(13,867,304)
Net increase (decrease)	(157,227)	(104,345)	$(5,520,938)	$(4,883,520)
Class Z
Shares sold	91,178	176,120	$3,170,475	$7,943,844
Reinvestment of distributions	99,611	7,125	3,642,775	290,498
Shares redeemed	(751,739)	(121,503)	(21,135,524)	(5,504,865)
Net increase (decrease)	(560,950)	61,742	$(14,322,274)	$2,729,477
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Fidelity® Japan Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-33.44%	-0.93%	4.92%
Class M (incl.3.50% sales charge)	-32.02%	-0.77%	4.82%
Class C (incl. contingent deferred sales charge)	-30.48%	-0.45%	4.94%
Fidelity® Japan Fund	-29.16%	0.54%	5.85%
Class I	-29.15%	0.58%	5.89%
Class Z	-29.07%	0.67%	5.94%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns between November 1, 2012 and October 2, 2018, are those of Fidelity ® Japan Fund, the original class of the fund.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Japan Fund, a class of the fund,  on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period.

Fidelity® Japan Fund
Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Portfolio Manager Kirk Neureiter:
For the fiscal year ending October 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned about -30% to -29%, trailing the -24.05% result of the benchmark, the Tokyo Stock Price Index. By region, stock picks in Japan and a non-benchmark allocation to emerging markets hurt the fund's relative result. By sector, security selection in industrials notably detracted. We also had weak stock picks in consumer discretionary and communication services this period. The fund's largest individual relative detractor was an overweighting in Hoya, which returned -36% the past 12 months. The company was among our biggest holdings. Also hindering performance was our outsized stake in Misumi Group, which returned approximately -48%. Also holding back performance was an underweighting in Toyota Motor, which returned -19%. This was a stake we established the past year. In contrast, a non-benchmark allocation to the U.S. contributed modestly to the fund's relative result. By sector, the top contributor to performance versus the benchmark was stock picks in information technology. Also lifting the fund's relative result was security selection and an overweighting in energy and health care. The fund's largest individual relative contributor was an overweighting in INPEX, which gained roughly 27% the past 12 months. Also bolstering performance was our outsized stake in Daiichi Sankyo, which gained about 28%. Daiichi was among the largest holdings at period end. Another notable relative contributor was an overweighting in Tokio Marine Holdings (+7%), which was one of our biggest holdings this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Japan Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Sony Group Corp. (Household Durables)	4.0
Hoya Corp. (Health Care Equipment & Supplies)	4.0
Sumitomo Mitsui Financial Group, Inc. (Banks)	3.9
Hitachi Ltd. (Industrial Conglomerates)	3.5
ORIX Corp. (Diversified Financial Services)	3.3
DENSO Corp. (Auto Components)	3.1
Daiichi Sankyo Kabushiki Kaisha (Pharmaceuticals)	2.9
SoftBank Group Corp. (Wireless Telecommunication Services)	2.9
Olympus Corp. (Health Care Equipment & Supplies)	2.7
Tokio Marine Holdings, Inc. (Insurance)	2.7
33.0

Market Sectors (% of Fund's net assets)

Industrials	18.7
Information Technology	17.7
Consumer Discretionary	15.3
Health Care	11.5
Financials	10.9
Communication Services	7.6
Materials	6.3
Consumer Staples	5.7
Energy	2.5
Real Estate	1.8

Asset Allocation (% of Fund's net assets)

Foreign investments - 97.8%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® Japan Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 98.0%
	Shares	Value ($)
COMMUNICATION SERVICES - 7.6%
Diversified Telecommunication Services - 0.6%
JTOWER, Inc. (a)	84,200	3,425,872
Entertainment - 2.0%
Capcom Co. Ltd.	220,000	6,132,688
Daiichikosho Co. Ltd.	184,500	5,298,194
		11,430,882
Interactive Media & Services - 1.8%
Hypebeast Ltd. (a)	16,722,500	1,033,220
Kakaku.com, Inc.	252,100	4,274,146
Z Holdings Corp.	1,944,000	5,016,997
		10,324,363
Media - 0.3%
ValueCommerce Co. Ltd.	116,800	1,706,893
Wireless Telecommunication Services - 2.9%
SoftBank Group Corp.	382,500	16,419,280
TOTAL COMMUNICATION SERVICES		43,307,290
CONSUMER DISCRETIONARY - 15.3%
Auto Components - 3.7%
DENSO Corp.	352,600	17,494,576
Koito Manufacturing Co. Ltd.	256,800	3,650,931
		21,145,507
Automobiles - 3.0%
Isuzu Motors Ltd.	503,400	5,904,231
Suzuki Motor Corp.	225,900	7,626,470
Toyota Motor Corp.	274,800	3,812,743
		17,343,444
Hotels, Restaurants & Leisure - 0.6%
Curves Holdings Co. Ltd.	576,700	3,354,824
Household Durables - 5.1%
Open House Group Co. Ltd.	172,000	6,130,670
Sony Group Corp.	341,000	22,995,220
		29,125,890
Internet & Direct Marketing Retail - 1.0%
ZOZO, Inc.	271,200	5,772,541
Leisure Products - 0.7%
Roland Corp.	147,700	4,201,695
Multiline Retail - 0.8%
Pan Pacific International Holdings Ltd.	293,200	4,813,216
Specialty Retail - 0.4%
Hikari Tsushin, Inc.	17,900	2,163,240
Textiles, Apparel & Luxury Goods - 0.0%
Guppy's, Inc. (a)	1,900	19,116
TOTAL CONSUMER DISCRETIONARY		87,939,473
CONSUMER STAPLES - 5.7%
Food & Staples Retailing - 4.2%
Nishimoto Co. Ltd.	137,900	3,862,628
Seven & i Holdings Co. Ltd.	327,100	12,210,111
Sugi Holdings Co. Ltd.	50,700	2,035,569
Tsuruha Holdings, Inc.	49,900	2,902,821
Welcia Holdings Co. Ltd.	142,300	2,976,247
		23,987,376
Food Products - 0.3%
S Foods, Inc.	101,300	1,856,434
Personal Products - 1.2%
Kose Corp.	30,000	3,000,101
Shiseido Co. Ltd.	104,200	3,612,435
		6,612,536
TOTAL CONSUMER STAPLES		32,456,346
ENERGY - 2.5%
Oil, Gas & Consumable Fuels - 2.5%
INPEX Corp.	1,402,500	14,154,587
FINANCIALS - 10.9%
Banks - 3.9%
Sumitomo Mitsui Financial Group, Inc.	784,900	22,041,221
Capital Markets - 0.5%
SBI Holdings, Inc. Japan	155,200	2,805,593
Diversified Financial Services - 3.3%
ORIX Corp.	1,295,900	19,042,614
Insurance - 3.2%
Lifenet Insurance Co. (a)	454,100	3,035,579
Tokio Marine Holdings, Inc.	844,200	15,277,865
		18,313,444
TOTAL FINANCIALS		62,202,872
HEALTH CARE - 11.5%
Biotechnology - 0.2%
PeptiDream, Inc. (a)	110,100	1,209,142
Health Care Equipment & Supplies - 6.9%
Hoya Corp.	242,400	22,618,783
JEOL Ltd.	36,900	1,354,948
Olympus Corp.	736,600	15,554,820
		39,528,551
Health Care Technology - 0.1%
Medlive Technology Co. Ltd. (b)	637,500	550,630
Pharmaceuticals - 4.3%
Astellas Pharma, Inc.	596,300	8,227,858
Daiichi Sankyo Kabushiki Kaisha	520,100	16,648,800
		24,876,658
TOTAL HEALTH CARE		66,164,981
INDUSTRIALS - 18.7%
Aerospace & Defense - 0.2%
Space Exploration Technologies Corp. Class A (a)(c)(d)	18,055	1,263,850
Building Products - 1.8%
Daikin Industries Ltd.	50,400	7,549,274
Toto Ltd.	97,800	2,795,319
		10,344,593
Electrical Equipment - 1.3%
Nidec Corp.	134,900	7,417,344
Industrial Conglomerates - 3.5%
Hitachi Ltd.	433,700	19,716,951
Machinery - 3.1%
Minebea Mitsumi, Inc.	372,100	5,515,373
Misumi Group, Inc.	390,960	8,361,094
Nabtesco Corp.	189,900	4,042,056
		17,918,523
Professional Services - 7.5%
Dip Corp.	81,700	2,291,193
Funai Soken Holdings, Inc.	272,000	4,852,994
Outsourcing, Inc.	424,900	3,329,019
Persol Holdings Co. Ltd.	735,400	14,767,843
Recruit Holdings Co. Ltd.	251,200	7,729,718
SMS Co., Ltd.	241,900	5,563,724
TechnoPro Holdings, Inc.	193,400	4,639,734
		43,174,225
Trading Companies & Distributors - 1.3%
Itochu Corp.	280,000	7,247,856
TOTAL INDUSTRIALS		107,083,342
INFORMATION TECHNOLOGY - 17.7%
Electronic Equipment & Components - 2.6%
Dexerials Corp.	290,200	6,781,970
Iriso Electronics Co. Ltd.	106,200	3,085,403
TDK Corp.	160,200	5,015,172
		14,882,545
IT Services - 8.0%
Digital Hearts Holdings Co. Ltd.	307,692	4,231,683
DTS Corp.	156,600	3,728,195
ExaWizards, Inc. (a)	376,400	1,341,619
Fujitsu Ltd.	106,000	12,196,204
GMO Internet, Inc.	270,900	4,683,977
Net One Systems Co. Ltd.	188,900	3,887,380
Nomura Research Institute Ltd.	174,500	3,878,560
NSD Co. Ltd.	300,100	5,134,365
Techmatrix Corp.	289,600	3,299,253
TIS, Inc.	119,200	3,218,588
		45,599,824
Semiconductors & Semiconductor Equipment - 4.9%
Furuya Metal Co. Ltd.	5,200	279,418
Renesas Electronics Corp. (a)	1,645,500	13,765,846
ROHM Co. Ltd.	85,000	5,985,070
Socionext, Inc. (a)	24,900	887,521
Sumco Corp.	549,700	6,983,310
		27,901,165
Software - 0.7%
Appier Group, Inc. (a)	76,600	736,147
Money Forward, Inc. (a)	118,800	3,387,552
		4,123,699
Technology Hardware, Storage & Peripherals - 1.5%
FUJIFILM Holdings Corp.	195,600	8,970,015
TOTAL INFORMATION TECHNOLOGY		101,477,248
MATERIALS - 6.3%
Chemicals - 6.3%
JSR Corp.	319,300	6,085,586
Kansai Paint Co. Ltd.	389,500	5,081,745
Nippon Sanso Holdings Corp.	238,000	3,796,604
Nissan Chemical Corp.	64,500	2,906,285
NOF Corp.	90,400	3,112,734
Shin-Etsu Chemical Co. Ltd.	108,500	11,276,400
Tokyo Ohka Kogyo Co. Ltd.	87,300	3,769,232
		36,028,586
REAL ESTATE - 1.8%
Real Estate Management & Development - 1.8%
Relo Group, Inc.	428,400	6,055,999
SRE Holdings Corp. (a)(e)	161,100	4,106,184
		10,162,183
TOTAL COMMON STOCKS (Cost $526,842,665)		560,976,908

Money Market Funds - 0.7%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (f)	1,141,411	1,141,639
Fidelity Securities Lending Cash Central Fund 3.10% (f)(g)	2,829,052	2,829,335
TOTAL MONEY MARKET FUNDS (Cost $3,970,974)		3,970,974

TOTAL INVESTMENT IN SECURITIES - 98.7% (Cost $530,813,639)	564,947,882
NET OTHER ASSETS (LIABILITIES) - 1.3%	7,285,281
NET ASSETS - 100.0%	572,233,163

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $550,630 or 0.1% of net assets.

(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,263,850 or 0.2% of net assets.

(d)	Level 3 security
(e)	Security or a portion of the security is on loan at period end.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Space Exploration Technologies Corp. Class A	2/16/21 - 5/24/22	1,151,846

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	864,828	33,394,378	33,117,567	7,003	-	-	1,141,639	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	388,125	107,609,370	105,168,160	22,515	-	-	2,829,335	0.0%
Total	1,252,953	141,003,748	138,285,727	29,518	-	-	3,970,974

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	43,307,290	21,871,013	21,436,277	-
Consumer Discretionary	87,939,473	43,636,934	44,302,539	-
Consumer Staples	32,456,346	20,246,235	12,210,111	-
Energy	14,154,587	-	14,154,587	-
Financials	62,202,872	40,161,651	22,041,221	-
Health Care	66,164,981	41,288,323	24,876,658	-
Industrials	107,083,342	78,483,422	27,336,070	1,263,850
Information Technology	101,477,248	75,515,198	25,962,050	-
Materials	36,028,586	24,752,186	11,276,400	-
Real Estate	10,162,183	10,162,183	-	-

Money Market Funds	3,970,974	3,970,974	-	-
Total Investments in Securities:	564,947,882	360,088,119	203,595,913	1,263,850
Fidelity® Japan Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $2,619,625) - See accompanying schedule:
Unaffiliated issuers (cost $526,842,665)	$560,976,908
Fidelity Central Funds (cost $3,970,974)	3,970,974

Total Investment in Securities (cost $530,813,639)		$564,947,882
Foreign currency held at value (cost $6,968,256)		6,934,605
Receivable for fund shares sold		74,654
Dividends receivable		3,760,979
Distributions receivable from Fidelity Central Funds		3,285
Prepaid expenses		950
Total assets		575,722,355
Liabilities
Payable for fund shares redeemed	100,326
Accrued management fee	422,249
Distribution and service plan fees payable	5,474
Other affiliated payables	66,360
Other payables and accrued expenses	65,448
Collateral on securities loaned	2,829,335
Total Liabilities		3,489,192
Net Assets		$572,233,163
Net Assets consist of:
Paid in capital		$560,519,341
Total accumulated earnings (loss)		11,713,822
Net Assets		$572,233,163

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($13,003,583 ÷ 980,444 shares) (a)		$13.26
Maximum offering price per share (100/94.25 of $13.26)		$14.07
Class M :
Net Asset Value and redemption price per share ($2,282,041 ÷ 173,064 shares) (a)		$13.19
Maximum offering price per share (100/96.50 of $13.19)		$13.67
Class C :
Net Asset Value and offering price per share ($2,178,938 ÷ 167,615 shares) (a)		$13.00
Japan :
Net Asset Value , offering price and redemption price per share ($113,014,841 ÷ 8,466,751 shares)		$13.35
Class I :
Net Asset Value , offering price and redemption price per share ($33,319,525 ÷ 2,476,460 shares)		$13.45
Class Z :
Net Asset Value , offering price and redemption price per share ($408,434,235 ÷ 30,684,669 shares)		$13.31
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$12,556,636
Income from Fidelity Central Funds (including $22,515 from security lending)		29,518
Income before foreign taxes withheld		12,586,154
Less foreign taxes withheld		(1,331,805)
Total Income		11,254,349
Expenses
Management fee
Basic fee	$4,619,939
Performance adjustment	1,164,884
Transfer agent fees	591,310
Distribution and service plan fees	86,859
Accounting fees	330,234
Custodian fees and expenses	26,699
Independent trustees' fees and expenses	2,394
Registration fees	89,309
Audit	62,712
Legal	692
Miscellaneous	3,372
Total expenses before reductions	6,978,404
Expense reductions	(22,453)
Total expenses after reductions		6,955,951
Net Investment income (loss)		4,298,398
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(10,277,152)
Foreign currency transactions	(998,178)
Total net realized gain (loss)		(11,275,330)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(232,678,405)
Assets and liabilities in foreign currencies	(43,412)
Total change in net unrealized appreciation (depreciation)		(232,721,817)
Net gain (loss)		(243,997,147)
Net increase (decrease) in net assets resulting from operations		$(239,698,749)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,298,398	$3,430,610
Net realized gain (loss)	(11,275,330)	71,989,055
Change in net unrealized appreciation (depreciation)	(232,721,817)	93,205,875
Net increase (decrease) in net assets resulting from operations	(239,698,749)	168,625,540
Distributions to shareholders	(85,697,627)	(16,940,687)
Share transactions - net increase (decrease)	66,247,709	(103,038,998)
Total increase (decrease) in net assets	(259,148,667)	48,645,855

Net Assets
Beginning of period	831,381,830	782,735,975
End of period	$572,233,163	$831,381,830

Financial Highlights
Fidelity Advisor® Japan Fund Class A

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$20.90	$17.50	$15.80	$14.15	$15.08
Income from Investment Operations
Net investment income (loss) A,B	.04	.02	.05	.07	.03
Net realized and unrealized gain (loss)	(5.58)	3.71	1.81	1.58	(.85)
Total from investment operations	(5.54)	3.73	1.86	1.65	(.82)
Distributions from net investment income	(.55)	(.07)	(.07)	-	(.08)
Distributions from net realized gain	(1.55)	(.25)	(.09)	-	(.04)
Total distributions	(2.10)	(.33) C	(.16)	-	(.11) C
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$13.26	$20.90	$17.50	$15.80	$14.15
Total Return E,F	(29.38)%	21.42%	11.85%	11.66%	(5.48)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.39%	1.38%	1.37%	1.33%	1.33%
Expenses net of fee waivers, if any	1.39%	1.38%	1.37%	1.32%	1.33%
Expenses net of all reductions	1.39%	1.38%	1.37%	1.32%	1.32%
Net investment income (loss)	.26%	.08%	.35%	.51%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$13,004	$20,357	$16,181	$16,069	$14,587
Portfolio turnover rate I	26%	31%	22%	27%	40%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Japan Fund Class M

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$20.76	$17.40	$15.71	$14.11	$15.06
Income from Investment Operations
Net investment income (loss) A,B	(.01)	(.05)	.01	.03	(.03)
Net realized and unrealized gain (loss)	(5.55)	3.69	1.80	1.57	(.84)
Total from investment operations	(5.56)	3.64	1.81	1.60	(.87)
Distributions from net investment income	(.46)	(.02)	(.03)	-	(.05)
Distributions from net realized gain	(1.55)	(.25)	(.09)	-	(.04)
Total distributions	(2.01)	(.28) C	(.12)	-	(.08) C
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$13.19	$20.76	$17.40	$15.71	$14.11
Total Return E,F	(29.55)%	21.00%	11.55%	11.34%	(5.81)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.69%	1.70%	1.67%	1.64%	1.67%
Expenses net of fee waivers, if any	1.69%	1.70%	1.67%	1.64%	1.67%
Expenses net of all reductions	1.69%	1.70%	1.67%	1.63%	1.66%
Net investment income (loss)	(.04)%	(.23)%	.04%	.19%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$2,282	$3,919	$3,728	$3,945	$3,993
Portfolio turnover rate I	26%	31%	22%	27%	40%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Japan Fund Class C

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$20.43	$17.17	$15.49	$13.97	$14.92
Income from Investment Operations
Net investment income (loss) A,B	(.07)	(.12)	(.05)	(.02)	(.08)
Net realized and unrealized gain (loss)	(5.49)	3.63	1.77	1.54	(.83)
Total from investment operations	(5.56)	3.51	1.72	1.52	(.91)
Distributions from net investment income	(.33)	(.01)	-	-	- C
Distributions from net realized gain	(1.55)	(.25)	(.04)	-	(.04)
Total distributions	(1.87) D	(.25) D	(.04)	-	(.04)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$13.00	$20.43	$17.17	$15.49	$13.97
Total Return E,F	(29.85)%	20.54%	11.09%	10.88%	(6.13)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	2.11%	2.09%	2.06%	2.01%	2.04%
Expenses net of fee waivers, if any	2.10%	2.09%	2.05%	2.00%	2.03%
Expenses net of all reductions	2.10%	2.09%	2.05%	2.00%	2.03%
Net investment income (loss)	(.46)%	(.63)%	(.34)%	(.17)%	(.53)%
Supplemental Data
Net assets, end of period (000 omitted)	$2,179	$4,778	$6,167	$8,829	$12,586
Portfolio turnover rate I	26%	31%	22%	27%	40%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the contingent deferred sales charge.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Japan Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$21.01	$17.58	$15.86	$14.20	$15.13
Income from Investment Operations
Net investment income (loss) A,B	.08	.08	.10	.12	.07
Net realized and unrealized gain (loss)	(5.60)	3.72	1.81	1.59	(.86)
Total from investment operations	(5.52)	3.80	1.91	1.71	(.79)
Distributions from net investment income	(.59)	(.11)	(.11)	(.05)	(.11)
Distributions from net realized gain	(1.55)	(.25)	(.09)	-	(.04)
Total distributions	(2.14)	(.37) C	(.19) C	(.05)	(.14) C
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$13.35	$21.01	$17.58	$15.86	$14.20
Total Return E	(29.16)%	21.75%	12.16%	12.10%	(5.28)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.13%	1.09%	1.06%	1.01%	1.05%
Expenses net of fee waivers, if any	1.12%	1.09%	1.06%	1.01%	1.05%
Expenses net of all reductions	1.12%	1.09%	1.06%	1.00%	1.04%
Net investment income (loss)	.52%	.37%	.65%	.82%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$113,015	$167,954	$274,433	$401,344	$297,644
Portfolio turnover rate H	26%	31%	22%	27%	40%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Japan Fund Class I

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$20.97	$17.56	$15.85	$14.18	$15.12
Income from Investment Operations
Net investment income (loss) A,B	.09	.09	.11	.13	.08
Net realized and unrealized gain (loss)	(5.65)	3.71	1.81	1.58	(.85)
Total from investment operations	(5.56)	3.80	1.92	1.71	(.77)
Distributions from net investment income	(.41)	(.14)	(.12)	(.04)	(.14)
Distributions from net realized gain	(1.55)	(.25)	(.09)	-	(.04)
Total distributions	(1.96)	(.39)	(.21)	(.04)	(.17) C
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$13.45	$20.97	$17.56	$15.85	$14.18
Total Return E	(29.15)%	21.80%	12.20%	12.12%	(5.18)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.09%	1.04%	1.01%	.96%	.98%
Expenses net of fee waivers, if any	1.09%	1.04%	1.01%	.96%	.98%
Expenses net of all reductions	1.09%	1.04%	1.00%	.95%	.97%
Net investment income (loss)	.56%	.43%	.71%	.87%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$33,320	$48,887	$473,859	$319,164	$192,555
Portfolio turnover rate H	26%	31%	22%	27%	40%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Japan Fund Class Z

Years ended October 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$20.98	$17.56	$15.84	$14.19	$15.77
Income from Investment Operations
Net investment income (loss) B,C	.11	.10	.13	.14	(.01)
Net realized and unrealized gain (loss)	(5.59)	3.72	1.81	1.57	(1.57)
Total from investment operations	(5.48)	3.82	1.94	1.71	(1.58)
Distributions from net investment income	(.64)	(.15)	(.13)	(.06)	-
Distributions from net realized gain	(1.55)	(.25)	(.09)	-	-
Total distributions	(2.19)	(.40)	(.22)	(.06)	-
Net asset value, end of period	$13.31	$20.98	$17.56	$15.84	$14.19
Total Return D,E	(29.07)%	21.93%	12.36%	12.14%	(10.02)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.96%	.96%	.92%	.87%	.96% H
Expenses net of fee waivers, if any	.96%	.96%	.92%	.87%	.96% H
Expenses net of all reductions	.96%	.96%	.92%	.86%	.95% H
Net investment income (loss)	.69%	.51%	.79%	.96%	(.73)% H
Supplemental Data
Net assets, end of period (000 omitted)	$408,434	$585,487	$8,368	$8,136	$90
Portfolio turnover rate I	26%	31%	22%	27%	40%

A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Japan, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and   losses deferred due to wash sales and excise tax regulations.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$98,033,316
Gross unrealized depreciation	(69,038,778)
Net unrealized appreciation (depreciation)	$28,994,538
Tax Cost	$535,953,344

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(10,880,483)
Net unrealized appreciation (depreciation) on securities and other investments	$28,844,090

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(10,880,483)
Long-term	-
Total capital loss carryforward	$(10,880,483)

The fund intends to elect to defer to its next fiscal year $6,249,784 of ordinary losses recognized during the period January 1, 2022 to October 31, 2022.

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$36,508,917	$5,942,098
Long-term Capital Gains	49,188,710	10,998,589
Total	$85,697,627	$16,940,687

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Japan Fund	174,720,377	193,143,561
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan as compared to its benchmark index, the TOPIX, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .85% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$39,575	$-
Class M	.25%	.25%	14,804	29
Class C	.75%	.25%	32,480	1,926
			$86,859	$1,955

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions.   The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,380
Class M	277
Class C A	298
$2,955

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$34,351.22
Class M	8,038.27
Class C	5,934.18
Japan	282,439.21
Class I	63,010.17
Class Z	197,538.04
	$591,310

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Japan Fund	.05

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Japan Fund	1,484,433	1,862,646	633,704

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Japan Fund	$1,212

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Japan Fund	$2,354	$-	$-

8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $22,453.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Japan Fund
Class A	$2,019,337	$301,297
Class M	368,577	59,666
Class C	426,706	88,885
Japan	17,143,088	5,699,772
Class I	4,520,940	10,435,841
Class Z	61,218,979	355,226
Total	$85,697,627	$16,940,687

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Japan Fund
Class A
Shares sold	117,484	153,664	$1,791,821	$3,103,256
Reinvestment of distributions	100,623	14,280	1,865,544	278,154
Shares redeemed	(211,780)	(118,485)	(3,414,360)	(2,389,970)
Net increase (decrease)	6,327	49,459	$243,005	$991,440
Class M
Shares sold	13,826	10,618	$202,895	$211,739
Reinvestment of distributions	19,910	3,057	368,140	59,335
Shares redeemed	(49,434)	(39,212)	(787,625)	(790,428)
Net increase (decrease)	(15,698)	(25,537)	$(216,590)	$(519,354)
Class C
Shares sold	8,561	24,156	$138,296	$477,051
Reinvestment of distributions	23,330	4,602	426,706	88,168
Shares redeemed	(98,132)	(154,075)	(1,544,500)	(3,034,739)
Net increase (decrease)	(66,241)	(125,317)	$(979,498)	$(2,469,520)
Japan
Shares sold	1,808,139	2,408,580	$29,931,437	$49,198,476
Reinvestment of distributions	867,250	283,747	16,148,203	5,534,758
Shares redeemed	(2,201,846)	(10,310,246)	(35,408,192)	(210,756,266)
Net increase (decrease)	473,543	(7,617,919)	$10,671,448	$(156,023,032)
Class I
Shares sold	694,437	2,369,303	$11,578,345	$47,361,499
Reinvestment of distributions	176,445	525,949	3,310,112	10,230,732
Shares redeemed	(725,162)	(27,546,527)	(12,524,199)	(558,674,882)
Net increase (decrease)	145,720	(24,651,275)	$2,364,258	$(501,082,651)
Class Z
Shares sold	833,537	27,576,717	$13,605,712	$558,908,335
Reinvestment of distributions	3,263,046	17,033	60,496,866	348,274
Shares redeemed	(1,323,692)	(158,582)	(19,937,492)	(3,192,490)
Net increase (decrease)	2,772,891	27,435,168	$54,165,086	$556,064,119

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity International Fund
Fidelity Japan Fund	60%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Japan Fund	70%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Fidelity® Japan Smaller Companies Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Japan Smaller Companies Fund	-21.95%	-2.25%	7.47%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Japan Smaller Companies Fund on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell/Nomura Mid-Small Cap™ Index performed over the same period.

Fidelity® Japan Smaller Companies Fund
Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Portfolio Manager Masaki Nakamura:
For the fiscal year ending October 31, 2022, the fund returned -21.95%, outperforming the -24.44% return of the Fidelity Japan Smaller Companies Blend Index, as well as the broad-based Russell/Nomura Mid Small Cap Japan Index (Gross). Versus the benchmark, security selection was the primary contributor, led by the information technology sector. Strong picks in the materials and industrials sectors also helped. The fund's position in cash - an average weighting of 4% - was another notable contributor. Our top individual relative contributor was an out-of-benchmark stake in Tokio Marine Holdings (+7%), which was among our biggest holdings. Also adding value were our overweight positions in Kito (+36%) and Uyemura (+15%). Kito was not held at period end. By sector, the primary detractor from performance versus the benchmark was our stock selection in energy. Stock picks in consumer discretionary and an overweighting in information technology also hurt relative performance. The biggest individual relative detractor was an overweight position in Central Automotive Products (-41%), which was among the fund's largest holdings the past 12 months, though we reduced our stake during the period. The fund's non-benchmark investment in media & entertainment company Z Holdings, a position not held at period end, returned -54%. Another notable relative detractor was our outsized position in energy supplier San-Ai Obbli (-42%), a holding that also was sold during the past year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Japan Smaller Companies Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Tokio Marine Holdings, Inc. (Insurance)	2.7
ORIX Corp. (Diversified Financial Services)	2.3
Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)	2.2
INPEX Corp. (Oil, Gas & Consumable Fuels)	2.2
Amano Corp. (Electronic Equipment & Components)	2.1
Nippon Concept Corp. (Marine)	2.0
Isuzu Motors Ltd. (Automobiles)	2.0
Persol Holdings Co. Ltd. (Professional Services)	2.0
Funai Soken Holdings, Inc. (Professional Services)	1.9
C. Uyemura & Co. Ltd. (Chemicals)	1.8
21.2

Market Sectors (% of Fund's net assets)

Industrials	22.8
Information Technology	21.5
Consumer Discretionary	17.1
Financials	8.7
Materials	7.1
Consumer Staples	3.9
Communication Services	3.4
Health Care	2.9
Utilities	2.4
Energy	2.2
Real Estate	1.8

Asset Allocation (% of Fund's net assets)

Foreign investments - 93.8%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® Japan Smaller Companies Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 93.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 3.4%
Entertainment - 2.6%
Capcom Co. Ltd.	197,600	5,508,269
Daiichikosho Co. Ltd.	135,600	3,893,957
		9,402,226
Interactive Media & Services - 0.8%
Kakaku.com, Inc.	171,600	2,909,335
TOTAL COMMUNICATION SERVICES		12,311,561
CONSUMER DISCRETIONARY - 17.1%
Auto Components - 2.8%
DENSO Corp.	119,100	5,909,257
Shoei Co. Ltd.	114,200	4,216,403
		10,125,660
Automobiles - 3.6%
Isuzu Motors Ltd.	608,700	7,139,264
Suzuki Motor Corp.	181,200	6,117,381
		13,256,645
Distributors - 1.5%
Central Automotive Products Ltd.	355,300	5,361,937
Hotels, Restaurants & Leisure - 1.9%
Curves Holdings Co. Ltd.	529,100	3,077,921
Koshidaka Holdings Co. Ltd.	525,200	3,948,846
		7,026,767
Household Durables - 1.1%
Open House Group Co. Ltd.	114,200	4,070,480
Leisure Products - 1.0%
Roland Corp.	123,100	3,501,886
Multiline Retail - 1.1%
Pan Pacific International Holdings Ltd.	257,700	4,230,443
Specialty Retail - 4.1%
ABC-MART, Inc.	73,000	3,254,918
Arcland Sakamoto Co. Ltd.	393,600	3,904,368
Fuji Corp.	663,800	5,665,034
Workman Co. Ltd. (a)	59,500	2,036,753
		14,861,073
TOTAL CONSUMER DISCRETIONARY		62,434,891
CONSUMER STAPLES - 3.9%
Beverages - 1.1%
Asahi Group Holdings	139,700	3,912,107
Food Products - 2.1%
Kotobuki Spirits Co. Ltd.	112,300	5,762,460
S Foods, Inc.	105,000	1,924,241
		7,686,701
Personal Products - 0.7%
Shiseido Co. Ltd.	70,800	2,454,514
TOTAL CONSUMER STAPLES		14,053,322
ENERGY - 2.2%
Oil, Gas & Consumable Fuels - 2.2%
INPEX Corp.	785,900	7,931,615
FINANCIALS - 8.7%
Banks - 1.9%
Bank of Kyoto Ltd.	103,800	3,741,673
Mitsubishi UFJ Financial Group, Inc.	686,400	3,242,451
		6,984,124
Diversified Financial Services - 2.3%
ORIX Corp.	575,600	8,458,159
Insurance - 4.5%
Lifenet Insurance Co. (b)	322,000	2,152,514
T&D Holdings, Inc.	453,000	4,469,222
Tokio Marine Holdings, Inc.	530,700	9,604,312
		16,226,048
TOTAL FINANCIALS		31,668,331
HEALTH CARE - 2.9%
Health Care Equipment & Supplies - 1.8%
Eiken Chemical Co. Ltd.	232,000	2,867,723
JEOL Ltd.	100,300	3,682,962
		6,550,685
Health Care Providers & Services - 1.1%
As One Corp.	93,700	4,007,747
TOTAL HEALTH CARE		10,558,432
INDUSTRIALS - 22.8%
Air Freight & Logistics - 1.6%
AIT Corp.	322,436	3,267,837
SG Holdings Co. Ltd.	204,500	2,712,089
		5,979,926
Commercial Services & Supplies - 0.7%
Park24 Co. Ltd. (b)	180,300	2,406,910
Construction & Engineering - 0.7%
Raito Kogyo Co. Ltd.	197,500	2,694,963
Machinery - 3.8%
CKD Corp.	231,400	2,843,188
Minebea Mitsumi, Inc.	331,300	4,910,624
Misumi Group, Inc.	183,241	3,918,803
Nitto Kohki Co. Ltd.	204,400	2,170,534
		13,843,149
Marine - 2.0%
Nippon Concept Corp.	623,500	7,266,724
Professional Services - 6.7%
Dip Corp.	186,700	5,235,812
Funai Soken Holdings, Inc.	384,380	6,858,066
Persol Holdings Co. Ltd.	354,500	7,118,847
TechnoPro Holdings, Inc.	216,700	5,198,710
		24,411,435
Trading Companies & Distributors - 5.8%
Hanwa Co. Ltd.	159,950	3,872,491
Inaba Denki Sangyo Co. Ltd.	322,300	6,021,382
Itochu Corp.	167,800	4,343,537
Mitani Shoji Co. Ltd.	309,000	3,079,714
Yuasa Trading Co. Ltd.	155,500	3,874,559
		21,191,683
Transportation Infrastructure - 1.5%
Kamigumi Co. Ltd.	276,100	5,251,090
TOTAL INDUSTRIALS		83,045,880
INFORMATION TECHNOLOGY - 21.5%
Electronic Equipment & Components - 6.2%
Amano Corp.	447,900	7,672,089
Azbil Corp.	148,000	4,026,094
Dexerials Corp.	204,400	4,776,825
Kohoku Kogyo Co. Ltd. (a)	40,300	2,127,543
Maruwa Ceramic Co. Ltd.	35,000	4,121,524
		22,724,075
IT Services - 9.3%
Argo Graphics, Inc.	216,400	5,639,396
GMO Internet, Inc.	233,000	4,028,669
Net One Systems Co. Ltd.	286,100	5,887,663
Nomura Research Institute Ltd.	143,700	3,193,978
NSD Co. Ltd.	266,900	4,566,351
TIS, Inc.	211,500	5,710,834
TKC Corp.	193,000	4,932,244
		33,959,135
Semiconductors & Semiconductor Equipment - 3.3%
Renesas Electronics Corp. (b)	954,600	7,985,947
Sumco Corp.	326,657	4,149,804
		12,135,751
Software - 1.7%
Money Forward, Inc. (b)	210,800	6,010,908
Technology Hardware, Storage & Peripherals - 1.0%
FUJIFILM Holdings Corp.	75,100	3,444,009
TOTAL INFORMATION TECHNOLOGY		78,273,878
MATERIALS - 7.1%
Chemicals - 3.5%
C. Uyemura & Co. Ltd.	140,300	6,434,957
Fujimi, Inc.	55,500	2,321,598
MEC Co. Ltd.	115,600	1,854,171
Tokyo Ohka Kogyo Co. Ltd.	50,400	2,176,052
		12,786,778
Construction Materials - 0.8%
Maeda Kosen Co. Ltd.	146,700	2,984,414
Metals & Mining - 2.8%
Dowa Holdings Co. Ltd.	166,000	5,286,055
Yamato Kogyo Co. Ltd.	168,100	4,883,769
		10,169,824
TOTAL MATERIALS		25,941,016
REAL ESTATE - 1.8%
Equity Real Estate Investment Trusts (REITs) - 0.6%
Invincible Investment Corp.	7,000	2,198,460
Real Estate Management & Development - 1.2%
Relo Group, Inc.	315,500	4,460,009
TOTAL REAL ESTATE		6,658,469
UTILITIES - 2.4%
Electric Utilities - 1.1%
Kansai Electric Power Co., Inc.	539,500	4,089,018
Gas Utilities - 1.3%
Nippon Gas Co. Ltd.	331,700	4,820,631
TOTAL UTILITIES		8,909,649
TOTAL COMMON STOCKS (Cost $315,433,558)		341,787,044

Money Market Funds - 4.5%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (c)	14,221,361	14,224,205
Fidelity Securities Lending Cash Central Fund 3.10% (c)(d)	2,324,768	2,325,000
TOTAL MONEY MARKET FUNDS (Cost $16,549,205)		16,549,205

TOTAL INVESTMENT IN SECURITIES - 98.3% (Cost $331,982,763)	358,336,249
NET OTHER ASSETS (LIABILITIES) - 1.7%	6,088,379
NET ASSETS - 100.0%	364,424,628

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	8,479,088	94,236,168	88,491,051	188,177	-	-	14,224,205	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	-	88,079,965	85,754,965	38,923	-	-	2,325,000	0.0%
Total	8,479,088	182,316,133	174,246,016	227,100	-	-	16,549,205

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	12,311,561	12,311,561	-	-
Consumer Discretionary	62,434,891	56,525,634	5,909,257	-
Consumer Staples	14,053,322	14,053,322	-	-
Energy	7,931,615	-	7,931,615	-
Financials	31,668,331	28,425,880	3,242,451	-
Health Care	10,558,432	10,558,432	-	-
Industrials	83,045,880	77,847,170	5,198,710	-
Information Technology	78,273,878	70,287,931	7,985,947	-
Materials	25,941,016	25,941,016	-	-
Real Estate	6,658,469	6,658,469	-	-
Utilities	8,909,649	8,909,649	-	-

Money Market Funds	16,549,205	16,549,205	-	-
Total Investments in Securities:	358,336,249	328,068,269	30,267,980	-
Fidelity® Japan Smaller Companies Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $2,205,952) - See accompanying schedule:
Unaffiliated issuers (cost $315,433,558)	$341,787,044
Fidelity Central Funds (cost $16,549,205)	16,549,205

Total Investment in Securities (cost $331,982,763)		$358,336,249
Foreign currency held at value (cost $115,506)		48,020
Receivable for investments sold		6,634,556
Receivable for fund shares sold		2,973
Dividends receivable		2,646,089
Distributions receivable from Fidelity Central Funds		44,809
Prepaid expenses		603
Total assets		367,713,299
Liabilities
Payable for investments purchased	570,386
Payable for fund shares redeemed	60,990
Accrued management fee	207,220
Other affiliated payables	67,883
Other payables and accrued expenses	57,192
Collateral on securities loaned	2,325,000
Total Liabilities		3,288,671
Net Assets		$364,424,628
Net Assets consist of:
Paid in capital		$361,144,895
Total accumulated earnings (loss)		3,279,733
Net Assets		$364,424,628
Net Asset Value , offering price and redemption price per share ($364,424,628 ÷ 29,229,691 shares)		$12.47

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$10,330,711
Income from Fidelity Central Funds (including $38,923 from security lending)		227,100
Income before foreign taxes withheld		10,557,811
Less foreign taxes withheld		(1,033,904)
Total Income		9,523,907
Expenses
Management fee	$2,876,915
Transfer agent fees	667,829
Accounting fees	217,318
Custodian fees and expenses	34,454
Independent trustees' fees and expenses	1,490
Registration fees	19,901
Audit	55,203
Legal	420
Miscellaneous	2,094
Total expenses before reductions	3,875,624
Expense reductions	(13,991)
Total expenses after reductions		3,861,633
Net Investment income (loss)		5,662,274
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(661,220)
Foreign currency transactions	(535,943)
Futures contracts	(22,153)
Total net realized gain (loss)		(1,219,316)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(112,163,023)
Assets and liabilities in foreign currencies	(78,089)
Total change in net unrealized appreciation (depreciation)		(112,241,112)
Net gain (loss)		(113,460,428)
Net increase (decrease) in net assets resulting from operations		$(107,798,154)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,662,274	$5,886,477
Net realized gain (loss)	(1,219,316)	47,202,531
Change in net unrealized appreciation (depreciation)	(112,241,112)	(4,677,746)
Net increase (decrease) in net assets resulting from operations	(107,798,154)	48,411,262
Distributions to shareholders	(52,717,138)	(8,873,375)
Share transactions
Proceeds from sales of shares	11,321,055	21,598,620
Reinvestment of distributions	51,177,635	8,615,238
Cost of shares redeemed	(38,772,821)	(92,311,202)
Net increase (decrease) in net assets resulting from share transactions	23,725,869	(62,097,344)
Total increase (decrease) in net assets	(136,789,423)	(22,559,457)

Net Assets
Beginning of period	501,214,051	523,773,508
End of period	$364,424,628	$501,214,051

Other Information
Shares
Sold	811,228	1,209,402
Issued in reinvestment of distributions	3,289,051	494,277
Redeemed	(2,841,225)	(5,203,304)
Net increase (decrease)	1,259,054	(3,499,625)

Financial Highlights
Fidelity® Japan Smaller Companies Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$17.92	$16.64	$17.60	$17.12	$18.84
Income from Investment Operations
Net investment income (loss) A,B	.19	.20	.16	.22	.18
Net realized and unrealized gain (loss)	(3.75)	1.36	.11	1.10	(1.00)
Total from investment operations	(3.56)	1.56	.27	1.32	(.82)
Distributions from net investment income	(.51)	(.19)	(.23)	(.11)	(.16)
Distributions from net realized gain	(1.38)	(.10)	(1.00)	(.73)	(.74)
Total distributions	(1.89)	(.28) C	(1.23)	(.84)	(.90)
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$12.47	$17.92	$16.64	$17.60	$17.12
Total Return E	(21.95)%	9.44%	1.31%	8.22%	(4.71)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.91%	.91%	.92%	.93%	.94%
Expenses net of fee waivers, if any	.91%	.91%	.92%	.93%	.93%
Expenses net of all reductions	.91%	.91%	.92%	.93%	.93%
Net investment income (loss)	1.33%	1.13%	1.02%	1.31%	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$364,425	$501,214	$523,774	$685,651	$715,402
Portfolio turnover rate H	38%	23%	20%	16%	17%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Japan Smaller Companies Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and   losses deferred due to wash sales and excise tax regulations.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$49,419,501
Gross unrealized depreciation	(33,893,699)
Net unrealized appreciation (depreciation)	$15,525,802
Tax Cost	$342,810,447

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(11,933,162)
Net unrealized appreciation (depreciation) on securities and other investments	$15,381,281

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(2,461,352)
Long-term	(9,471,810)
Total capital loss carryforward	$(11,933,162)

The Fund intends to elect to defer to its next fiscal year $168,386 of ordinary losses recognized during the period January 1, 2022 to October 31, 2022.

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$16,327,824	$7,336,995
Long-term Capital Gains	36,389,314	1,536,380
Total	$52,717,138	$8,873,375
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Japan Smaller Companies Fund	156,385,404	192,199,482

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Japan Smaller Companies Fund	.05

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Japan Smaller Companies Fund	3,314,039	22,746,350	(1,435,102)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Japan Smaller Companies Fund	22,015

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Japan Smaller Companies Fund	$754

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Japan Smaller Companies Fund	$4,294	$-	$-

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $13.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $13,978.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Fidelity International Fund	Strategic Advisers International Fund
Fidelity Japan Smaller Companies Fund	10%	27%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Japan Smaller Companies Fund	62%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Fidelity® Latin America Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	5.72%	-2.83%	-3.88%
Class M (incl.3.50% sales charge)	8.00%	-2.63%	-3.92%
Class C (incl. contingent deferred sales charge)	10.36%	-2.40%	-3.89%
Fidelity® Latin America Fund	12.55%	-1.37%	-3.03%
Class I	12.57%	-1.33%	-2.98%
Class Z	12.73%	-1.21%	-2.92%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Latin America Fund, a class of the fund,  on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Latin America Index performed over the same period.

Fidelity® Latin America Fund
Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Portfolio Manager Will Pruett:
For the fiscal year ending October 31, 2022, the fund's share classes (excluding sales charges, if applicable) gained about 11% to 13%, trailing the 16.39% result of the benchmark, the MSCI Emerging Markets Latin America Net MA Index. By region, the fund's relative result was hurt by stock picks in Latin America, primarily due to choices in Mexico, and a non-benchmark allocation to underperforming developed markets, specifically Sweden. By sector, industry positioning was the primary relative detractor, especially an overweighting in health care. Also hampering our result was an overweighting in consumer discretionary. A non-benchmark stake in Unifin Financiera, the fund's top individual detractor, returned roughly -97% this period. Unifin Financiera was not held at period end. Our second-largest individual relative detractor was Genomma Lab Internacional, a non-benchmark position that returned approximately -16% the past 12 months. This was among the fund's biggest holdings. Another detractor this period was VEF, a non-benchmark holding that returned about -68% the past 12 months. In contrast, an underweighting in Latin America notably contributed to the fund's relative result. By sector, the top contributor to performance versus the benchmark was stock selection in health care. Strong picks in the industrials sector, primarily driven by the transportation industry, also lifted the fund's relative performance. Also bolstering the fund's relative result was an underweighting and stock selection in consumer staples. The fund's biggest individual relative contributor was an outsized stake in Hypera, which gained roughly 103% the past 12 months. The company was among our largest holdings. Another key contributor was our out-of-benchmark position in Banco Del Bajio (+72%). Another notable relative contributor was an overweighting in Soc Quimica Y Minera de Chile (+79%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Latin America Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	11.9
Genomma Lab Internacional SA de CV (Mexico, Pharmaceuticals)	7.4
Suzano Papel e Celulose SA (Brazil, Paper & Forest Products)	6.1
Hypera SA (Brazil, Pharmaceuticals)	5.3
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA (Brazil, Road & Rail)	5.0
Itausa-Investimentos Itau SA (PN) (Brazil, Banks)	4.9
Afya Ltd. (United States of America, Diversified Consumer Services)	4.4
Localiza Rent a Car SA (Brazil, Road & Rail)	4.1
Intercorp Financial Services, Inc. (Panama, Banks)	3.9
Equatorial Energia SA (Brazil, Electric Utilities)	3.7
56.7

Market Sectors (% of Fund's net assets)

Financials	27.1
Health Care	18.2
Energy	11.9
Industrials	11.8
Consumer Discretionary	10.3
Materials	9.5
Consumer Staples	5.5
Utilities	3.7
Information Technology	1.4

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2022, the Fund did not have more than 25% of its total assets invested in any one industry.
Asset Allocation (% of Fund's net assets)

Foreign investments - 88.9%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® Latin America Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 82.6%
	Shares	Value ($)
Brazil - 38.8%
Atacadao SA	2,096,822	7,899,362
Banco do Brasil SA	190,584	1,365,874
Blau Farmaceutica SA	1,509,604	9,886,730
Boa Vista Servicos SA	1,754,435	2,139,762
Caixa Seguridade Participacoes	4,118,288	7,031,904
CM Hospitalar SA	1,549,891	5,727,891
Equatorial Energia SA	1,837,691	10,683,547
Hypera SA	1,542,072	15,168,460
Localiza Rent a Car SA	853,505	11,655,453
Localiza Rent a Car SA	2,618	35,751
Pet Center Comercio e Participacoes SA	4,339,488	7,359,194
Suzano Papel e Celulose SA	1,682,881	17,332,159
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	4,569,455	14,259,920
TOTAL BRAZIL		110,546,007
Canada - 2.0%
First Quantum Minerals Ltd.	315,354	5,562,415
Cayman Islands - 4.0%
PagSeguro Digital Ltd. (a)	289,111	3,955,038
XP, Inc. Class A (a)	406,431	7,449,880
TOTAL CAYMAN ISLANDS		11,404,918
Chile - 1.4%
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	44,005	4,122,388
Mexico - 18.7%
Banco del Bajio SA (b)	3,264,634	9,207,477
Becle S.A.B. de CV	732,274	1,548,963
Genomma Lab Internacional SA de CV	27,398,469	21,116,167
Grupo Aeroportuario Norte S.A.B. de CV	720,572	5,740,427
Qualitas Controladora S.A.B. de CV	2,247,348	8,830,366
Regional S.A.B. de CV	986,612	6,894,781
TOTAL MEXICO		53,338,181
Panama - 3.9%
Intercorp Financial Services, Inc. (c)	448,354	11,029,508
Sweden - 1.2%
VEF AB (a)	14,010,796	3,273,906
United Kingdom - 2.1%
British American Tobacco PLC (United Kingdom)	148,528	5,865,887
United States of America - 10.5%
Afya Ltd. (a)(c)	848,817	12,511,563
FirstCash Holdings, Inc.	80,943	7,968,838
Vasta Platform Ltd. (a)(c)	1,725,714	9,456,913
TOTAL UNITED STATES OF AMERICA		29,937,314
TOTAL COMMON STOCKS (Cost $228,584,847)		235,080,524

Nonconvertible Preferred Stocks - 16.8%
	Shares	Value ($)
Brazil - 16.8%
Itausa-Investimentos Itau SA (PN)	6,715,152	13,962,004
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	5,883,840	33,955,526

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $36,128,216)		47,917,530

Money Market Funds - 0.6%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (d)	646,994	647,124
Fidelity Securities Lending Cash Central Fund 3.10% (d)(e)	1,102,819	1,102,930
TOTAL MONEY MARKET FUNDS (Cost $1,750,054)		1,750,054

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $266,463,117)	284,748,108
NET OTHER ASSETS (LIABILITIES) - 0.0%	(33,149)
NET ASSETS - 100.0%	284,714,959

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,207,477 or 3.2% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	-	73,441,188	72,794,064	20,852	-	-	647,124	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	2,950,155	49,357,036	51,204,261	24,031	-	-	1,102,930	0.0%
Total	2,950,155	122,798,224	123,998,325	44,883	-	-	1,750,054

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Consumer Discretionary	29,327,670	29,327,670	-	-
Consumer Staples	15,314,212	9,448,325	5,865,887	-
Energy	33,955,526	33,955,526	-	-
Financials	77,014,538	77,014,538	-	-
Health Care	51,899,248	51,899,248	-	-
Industrials	33,831,313	33,831,313	-	-
Information Technology	3,955,038	3,955,038	-	-
Materials	27,016,962	27,016,962	-	-
Utilities	10,683,547	10,683,547	-	-

Money Market Funds	1,750,054	1,750,054	-	-
Total Investments in Securities:	284,748,108	278,882,221	5,865,887	-
Fidelity® Latin America Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $1,066,336) - See accompanying schedule:
Unaffiliated issuers (cost $264,713,063)	$282,998,054
Fidelity Central Funds (cost $1,750,054)	1,750,054

Total Investment in Securities (cost $266,463,117)		$284,748,108
Receivable for investments sold		1,124,933
Receivable for fund shares sold		123,488
Dividends receivable		956,062
Distributions receivable from Fidelity Central Funds		15,787
Prepaid expenses		406
Other receivables		1
Total assets		286,968,785
Liabilities
Payable for investments purchased	602,401
Payable for fund shares redeemed	241,258
Accrued management fee	157,749
Distribution and service plan fees payable	4,605
Other affiliated payables	67,787
Other payables and accrued expenses	79,676
Collateral on securities loaned	1,100,350
Total Liabilities		2,253,826
Net Assets		$284,714,959
Net Assets consist of:
Paid in capital		$332,492,612
Total accumulated earnings (loss)		(47,777,653)
Net Assets		$284,714,959

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($13,308,810 ÷ 628,316 shares) (a)		$21.18
Maximum offering price per share (100/94.25 of $21.18)		$22.47
Class M :
Net Asset Value and redemption price per share ($3,024,230 ÷ 142,704 shares) (a)		$21.19
Maximum offering price per share (100/96.50 of $21.19)		$21.96
Class C :
Net Asset Value and offering price per share ($945,730 ÷ 44,331 shares) (a)		$21.33
Latin America :
Net Asset Value , offering price and redemption price per share ($262,360,529 ÷ 12,395,902 shares)		$21.17
Class I :
Net Asset Value , offering price and redemption price per share ($3,960,383 ÷ 187,260 shares)		$21.15
Class Z :
Net Asset Value , offering price and redemption price per share ($1,115,277 ÷ 52,749 shares)		$21.14
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$28,132,655
Income from Fidelity Central Funds (including $24,031 from security lending)		44,883
Income before foreign taxes withheld		28,177,538
Less foreign taxes withheld		(1,016,303)
Total Income		27,161,235
Expenses
Management fee	$1,973,678
Transfer agent fees	693,886
Distribution and service plan fees	51,866
Accounting fees	148,957
Custodian fees and expenses	83,248
Independent trustees' fees and expenses	1,013
Registration fees	84,541
Audit	67,079
Legal	267
Interest	1,485
Miscellaneous	1,393
Total expenses before reductions	3,107,413
Expense reductions	(9,509)
Total expenses after reductions		3,097,904
Net Investment income (loss)		24,063,331
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(13,224,672)
Foreign currency transactions	(838,661)
Total net realized gain (loss)		(14,063,333)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	19,780,072
Assets and liabilities in foreign currencies	17,650
Total change in net unrealized appreciation (depreciation)		19,797,722
Net gain (loss)		5,734,389
Net increase (decrease) in net assets resulting from operations		$29,797,720
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,063,331	$3,590,554
Net realized gain (loss)	(14,063,333)	(25,363,457)
Change in net unrealized appreciation (depreciation)	19,797,722	65,409,096
Net increase (decrease) in net assets resulting from operations	29,797,720	43,636,193
Distributions to shareholders	(7,964,894)	(228,705)
Share transactions - net increase (decrease)	(30,282,037)	(58,067,183)
Total increase (decrease) in net assets	(8,449,211)	(14,659,695)

Net Assets
Beginning of period	293,164,170	307,823,865
End of period	$284,714,959	$293,164,170

Financial Highlights
Fidelity Advisor® Latin America Fund Class A

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$19.37	$17.40	$28.36	$21.98	$24.93
Income from Investment Operations
Net investment income (loss) A,B	1.60	.15	.04	.69	.50
Net realized and unrealized gain (loss)	.68	1.82	(10.40)	6.11	(3.16)
Total from investment operations	2.28	1.97	(10.36)	6.80	(2.66)
Distributions from net investment income	(.47)	- C	(.60)	(.42)	(.29)
Total distributions	(.47)	- C	(.60)	(.42)	(.29)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$21.18	$19.37	$17.40	$28.36	$21.98
Total Return D,E	12.17%	11.34%	(37.31)%	31.60%	(10.78)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.32%	1.33%	1.36%	1.36%	1.38%
Expenses net of fee waivers, if any	1.32%	1.33%	1.35%	1.36%	1.38%
Expenses net of all reductions	1.32%	1.33%	1.33%	1.36%	1.36%
Net investment income (loss)	7.98%	.70%	.18%	2.81%	2.08%
Supplemental Data
Net assets, end of period (000 omitted)	$13,309	$10,217	$9,131	$17,953	$14,157
Portfolio turnover rate H	48%	33%	54%	48%	53%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the sales charges.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Latin America Fund Class M

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$19.35	$17.44	$28.41	$22.00	$24.96
Income from Investment Operations
Net investment income (loss) A,B	1.55	.10	(.02)	.63	.43
Net realized and unrealized gain (loss)	.69	1.81	(10.42)	6.13	(3.16)
Total from investment operations	2.24	1.91	(10.44)	6.76	(2.73)
Distributions from net investment income	(.40)	-	(.53)	(.35)	(.23)
Total distributions	(.40)	-	(.53)	(.35)	(.23)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$21.19	$19.35	$17.44	$28.41	$22.00
Total Return D,E	11.92%	10.95%	(37.45)%	31.26%	(11.04)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.58%	1.59%	1.62%	1.64%	1.66%
Expenses net of fee waivers, if any	1.58%	1.59%	1.61%	1.63%	1.66%
Expenses net of all reductions	1.58%	1.59%	1.59%	1.63%	1.63%
Net investment income (loss)	7.72%	.44%	(.09)%	2.54%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$3,024	$2,701	$2,912	$6,032	$5,098
Portfolio turnover rate H	48%	33%	54%	48%	53%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the sales charges.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Latin America Fund Class C

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$19.45	$17.61	$28.67	$22.16	$25.12
Income from Investment Operations
Net investment income (loss) A,B	1.46	(.01)	(.13)	.51	.32
Net realized and unrealized gain (loss)	.71	1.85	(10.56)	6.21	(3.18)
Total from investment operations	2.17	1.84	(10.69)	6.72	(2.86)
Distributions from net investment income	(.29)	-	(.37)	(.21)	(.10)
Total distributions	(.29)	-	(.37)	(.21)	(.10)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$21.33	$19.45	$17.61	$28.67	$22.16
Total Return D,E	11.36%	10.45%	(37.78)%	30.62%	(11.43)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	2.08%	2.08%	2.11%	2.12%	2.13%
Expenses net of fee waivers, if any	2.07%	2.08%	2.11%	2.12%	2.13%
Expenses net of all reductions	2.07%	2.08%	2.09%	2.12%	2.11%
Net investment income (loss)	7.22%	(.05)%	(.58)%	2.06%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$946	$656	$810	$3,438	$3,498
Portfolio turnover rate H	48%	33%	54%	48%	53%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the contingent deferred sales charge.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Latin America Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$19.36	$17.36	$28.30	$21.94	$24.89
Income from Investment Operations
Net investment income (loss) A,B	1.65	.22	.10	.77	.57
Net realized and unrealized gain (loss)	.69	1.79	(10.36)	6.09	(3.15)
Total from investment operations	2.34	2.01	(10.26)	6.86	(2.58)
Distributions from net investment income	(.53)	(.01)	(.68)	(.50)	(.37)
Total distributions	(.53)	(.01)	(.68)	(.50)	(.37)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$21.17	$19.36	$17.36	$28.30	$21.94
Total Return D	12.55%	11.58%	(37.13)%	32.06%	(10.50)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.06%	1.04%	1.05%	1.05%	1.07%
Expenses net of fee waivers, if any	1.05%	1.04%	1.05%	1.04%	1.07%
Expenses net of all reductions	1.05%	1.04%	1.03%	1.04%	1.05%
Net investment income (loss)	8.24%	.99%	.48%	3.13%	2.39%
Supplemental Data
Net assets, end of period (000 omitted)	$262,361	$262,484	$277,942	$517,901	$445,845
Portfolio turnover rate G	48%	33%	54%	48%	53%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Latin America Fund Class I

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$19.34	$17.34	$28.28	$21.92	$24.88
Income from Investment Operations
Net investment income (loss) A,B	1.67	.23	.12	.78	.59
Net realized and unrealized gain (loss)	.67	1.78	(10.34)	6.08	(3.15)
Total from investment operations	2.34	2.01	(10.22)	6.86	(2.56)
Distributions from net investment income	(.53)	(.01)	(.72)	(.50)	(.40)
Total distributions	(.53)	(.01)	(.72)	(.50)	(.40)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$21.15	$19.34	$17.34	$28.28	$21.92
Total Return D	12.57%	11.60%	(37.07)%	32.09%	(10.44)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.02%	1.00%	.99%	1.01%	1.01%
Expenses net of fee waivers, if any	1.02%	1.00%	.99%	1.00%	1.01%
Expenses net of all reductions	1.02%	1.00%	.97%	1.00%	.98%
Net investment income (loss)	8.28%	1.04%	.54%	3.17%	2.45%
Supplemental Data
Net assets, end of period (000 omitted)	$3,960	$2,768	$3,508	$7,124	$4,546
Portfolio turnover rate G	48%	33%	54%	48%	53%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Latin America Fund Class Z

Years ended October 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$19.35	$17.32	$28.24	$21.92	$21.51
Income from Investment Operations
Net investment income (loss) B,C	1.70	.26	.14	.85	(.01)
Net realized and unrealized gain (loss)	.66	1.79	(10.32)	6.03	.42
Total from investment operations	2.36	2.05	(10.18)	6.88	.41
Distributions from net investment income	(.57)	(.02)	(.74)	(.56)	-
Total distributions	(.57)	(.02)	(.74)	(.56)	-
Net asset value, end of period	$21.14	$19.35	$17.32	$28.24	$21.92
Total Return D,E	12.73%	11.82%	(37.00)%	32.28%	1.91%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.85%	.85%	.86%	.86%	.95% H
Expenses net of fee waivers, if any	.85%	.85%	.86%	.86%	.95% H
Expenses net of all reductions	.85%	.85%	.84%	.86%	.93% H
Net investment income (loss)	8.45%	1.19%	.67%	3.31%	(.37)% H
Supplemental Data
Net assets, end of period (000 omitted)	$1,115	$14,338	$13,520	$26,605	$145
Portfolio turnover rate I	48%	33%	54%	48%	53% H

A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Latin America, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and   losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$58,191,646
Gross unrealized depreciation	(40,962,872)
Net unrealized appreciation (depreciation)	$17,228,774
Tax Cost	$267,519,334

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,122,226
Capital loss carryforward	$(81,126,020)
Net unrealized appreciation (depreciation) on securities and other investments	$17,226,142

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(50,951,267)
Long-term	(30,174,753)
Total capital loss carryforward	$(81,126,020)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$7,964,894	$228,705

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Latin America Fund	139,187,123	157,866,539

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$29,187	$450
Class M	.25%	.25%	14,366	-
Class C	.75%	.25%	8,313	2,295
			$51,866	$2,745

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions.   The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$8,487
Class M	224
Class C A	26
$8,737

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$30,923.26
Class M	7,793.27
Class C	2,229.27
Latin America	639,502.25
Class I	7,122.21
Class Z	6,317.04
	$693,886

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Latin America Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Latin America Fund	$1,612

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Latin America Fund	Borrower	$3,429,741.54%		$1,388

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Latin America Fund	50,721	2,323,722	(785,992)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Latin America Fund	$509

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Latin America Fund	$2,517	$-	$-

8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Latin America Fund	$943,667	1.24%	$97

9. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9,509.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Latin America Fund
Class A	$246,821	$1,584
Class M	55,713	-
Class C	9,520	-
Latin America	7,148,489	206,329
Class I	63,267	2,224
Class Z	441,084	18,568
Total	$7,964,894	$228,705
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Latin America Fund
Class A
Shares sold	193,440	110,803	$4,014,725	$2,384,222
Reinvestment of distributions	12,985	65	236,085	1,514
Shares redeemed	(105,710)	(107,876)	(2,130,953)	(2,368,760)
Net increase (decrease)	100,715	2,992	$2,119,857	$16,976
Class M
Shares sold	20,674	13,216	$437,930	$293,089
Reinvestment of distributions	3,036	-	55,381	-
Shares redeemed	(20,590)	(40,671)	(412,047)	(902,364)
Net increase (decrease)	3,120	(27,455)	$81,264	$(609,275)
Class C
Shares sold	24,221	11,722	$531,782	$266,527
Reinvestment of distributions	515	-	9,515	-
Shares redeemed	(14,126)	(24,019)	(288,523)	(539,967)
Net increase (decrease)	10,610	(12,297)	$252,774	$(273,440)
Latin America
Shares sold	2,584,874	1,866,181	$53,328,636	$40,971,358
Reinvestment of distributions	354,926	7,805	6,428,926	181,543
Shares redeemed	(4,099,646)	(4,328,777)	(80,282,944)	(95,189,209)
Net increase (decrease)	(1,159,846)	(2,454,791)	$(20,525,382)	$(54,036,308)
Class I
Shares sold	241,168	44,698	$5,278,172	$976,766
Reinvestment of distributions	3,427	94	61,999	2,192
Shares redeemed	(200,417)	(104,070)	(3,856,685)	(2,256,112)
Net increase (decrease)	44,178	(59,278)	$1,483,486	$(1,277,154)
Class Z
Shares sold	554,422	714,550	$11,379,289	$14,704,788
Reinvestment of distributions	24,364	800	440,031	18,559
Shares redeemed	(1,267,021)	(755,012)	(25,513,356)	(16,611,329)
Net increase (decrease)	(688,235)	(39,662)	$(13,694,036)	$(1,887,982)

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Fidelity® Nordic Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Nordic Fund	-29.33%	4.17%	9.30%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Nordic Fund on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the FTSE® Capped Nordic Index performed over the same period.

Fidelity® Nordic Fund
Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Co-Lead Managers Allyson Ke and Faris Rahman:
For the fiscal year ending October 31, 2022, the fund returned -29.33%, underperforming the -27.85% result of the benchmark, the FTSE Capped Nordic Index. By region, an underweighting and stock picks in Europe ex U.K., specifically Sweden, notably detracted from the fund's relative result. By sector, security selection was the primary relative detractor, especially within financials. Stock selection and an underweighting in health care and stock selection in communication services also hurt. Our largest individual relative detractor was an out-of-benchmark position in VNV Global (-93%). The company was not held at period end. Another notable relative detractor was an out-of-benchmark stake in AddLife (-77%). We reduced our investment in the company the past 12 months. Another notable relative detractor was our outsized stake in Schibsted (-63%), a position that was sold the past year. Conversely, non-benchmark allocations to the U.S. contributed most to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was our stock picks in consumer staples, especially within the food, beverage & tobacco industry. Also boosting the fund's relative performance was stock selection and an overweighting in energy and an underweighting and security selection in real estate. Lastly, the fund's position in cash was a notable contributor. The biggest individual relative contributor was an overweight position in Swedish Match (+18%). Swedish Match was among the fund's biggest holdings at period end, though we reduced our position. Our second-largest relative contributor this period was avoiding Vestas Wind Systems, a benchmark component that returned roughly -54%. Another top relative contributor was an out-of-benchmark investment in TGS (+56%). We pared our stake in the stock. Notable changes in positioning include increased exposure to Denmark and a lower allocation to Finland. By sector, meaningful changes in positioning include increased exposure to energy and health care.
Note to shareholders:
On April 23, 2022, Allyson Ke and Faris Rahman, formerly co-managers of the fund, became co-lead managers. Andrew Sergeant, formerly lead portfolio manager of the fund, became co-manager until July 1, 2022, when he came off of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Nordic Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	15.5
Nordea Bank ABP (Finland, Banks)	5.4
Investor AB (B Shares) (Sweden, Diversified Financial Services)	5.1
Equinor ASA (Norway, Oil, Gas & Consumable Fuels)	4.7
DSV A/S (Denmark, Air Freight & Logistics)	4.4
Atlas Copco AB (B Shares) (Sweden, Machinery)	3.8
ASSA ABLOY AB (B Shares) (Sweden, Building Products)	3.8
Sandvik AB (Sweden, Machinery)	3.7
Genmab A/S (Denmark, Biotechnology)	3.6
Swedish Match Co. AB (Sweden, Tobacco)	3.6
53.6

Market Sectors (% of Fund's net assets)

Industrials	23.4
Health Care	21.1
Financials	20.6
Energy	7.9
Consumer Staples	7.5
Materials	6.0
Utilities	2.9
Information Technology	2.8
Communication Services	2.7
Consumer Discretionary	2.3
Real Estate	0.4

The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of October 31, 2022, the Fund did not have more than 25% of its total assets invested in any one industry.
Asset Allocation (% of Fund's net assets)

Foreign investments - 97.6%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® Nordic Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 97.6%
	Shares	Value ($)
Denmark - 31.9%
Carlsberg A/S Series B	61,400	7,229,586
DSV A/S	83,200	11,263,687
Genmab A/S (a)	23,900	9,206,465
Novo Nordisk A/S Series B	366,700	39,871,755
ORSTED A/S (b)	91,988	7,589,539
Royal Unibrew A/S	47,600	2,718,538
Tryg A/S	190,183	4,115,756
TOTAL DENMARK		81,995,326
Finland - 16.4%
Elisa Corp. (A Shares)	144,600	6,989,285
Neste OYJ	132,000	5,784,109
Nordea Bank ABP	1,445,544	13,814,966
Sampo Oyj (A Shares)	196,600	8,991,739
UPM-Kymmene Corp.	198,500	6,652,044
TOTAL FINLAND		42,232,143
Norway - 9.4%
Equinor ASA	336,900	12,274,521
Kongsberg Gruppen ASA	80,000	2,867,215
Norsk Hydro ASA	884,200	5,611,416
Selvaag Bolig ASA	321,200	1,039,652
TGS ASA	183,900	2,511,872
TOTAL NORWAY		24,304,676
Sweden - 38.9%
Addlife AB	86,228	805,957
Alfa Laval AB	213,800	5,268,900
Alleima AB (a)	121,980	415,615
ASSA ABLOY AB (B Shares)	483,700	9,766,910
Atlas Copco AB (B Shares)	1,010,400	9,771,742
Eltel AB (a)(b)	1,727,523	1,157,815
EQT AB	143,800	2,834,011
Evolution AB (b)	54,400	5,074,579
Fortnox AB	764,100	3,252,954
Haypp Group (a)	385,600	836,424
HEXPOL AB (B Shares)	273,170	2,696,766
Indutrade AB	307,300	5,381,340
Investor AB (B Shares)	797,500	13,027,307
Lagercrantz Group AB (B Shares)	462,453	3,968,538
Nibe Industrier AB (B Shares)	298,400	2,380,995
Nordnet AB	260,600	3,233,543
Saab AB (B Shares)	87,500	3,092,282
Sandvik AB	609,900	9,530,754
Surgical Science Sweden AB (a)	124,000	1,789,045
Swedbank AB (A Shares)	440,699	6,569,962
Swedish Match Co. AB	888,500	9,138,128
TOTAL SWEDEN		99,993,567
Switzerland - 1.0%
Sonova Holding AG	10,530	2,489,091
TOTAL COMMON STOCKS (Cost $244,604,983)		251,014,803

Money Market Funds - 0.9%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (c) (Cost $2,293,839)	2,293,380	2,293,839

TOTAL INVESTMENT IN SECURITIES - 98.5% (Cost $246,898,822)	253,308,642
NET OTHER ASSETS (LIABILITIES) - 1.5%	3,855,706
NET ASSETS - 100.0%	257,164,348

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,821,933 or 5.4% of net assets.

(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	10,608,095	60,318,764	68,633,020	50,835	-	-	2,293,839	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	-	120,929,681	120,929,681	104,408	-	-	-	0.0%
Total	10,608,095	181,248,445	189,562,701	155,243	-	-	2,293,839

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	6,989,285	6,989,285	-	-
Consumer Discretionary	5,911,003	836,424	5,074,579	-
Consumer Staples	19,086,252	2,718,538	16,367,714	-
Energy	20,570,502	8,295,981	12,274,521	-
Financials	52,587,284	46,017,322	6,569,962	-
Health Care	54,162,313	5,084,093	49,078,220	-
Industrials	60,481,640	31,412,234	29,069,406	-
Information Technology	7,221,492	7,221,492	-	-
Materials	15,375,841	9,764,425	5,611,416	-
Real Estate	1,039,652	1,039,652	-	-
Utilities	7,589,539	-	7,589,539	-

Money Market Funds	2,293,839	2,293,839	-	-
Total Investments in Securities:	253,308,642	121,673,285	131,635,357	-
Fidelity® Nordic Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $244,604,983)	$251,014,803
Fidelity Central Funds (cost $2,293,839)	2,293,839

Total Investment in Securities (cost $246,898,822)		$253,308,642
Foreign currency held at value (cost $3,349)		3,406
Receivable for investments sold		2,953,340
Receivable for fund shares sold		61,338
Reclaims receivable		1,186,965
Distributions receivable from Fidelity Central Funds		10,813
Prepaid expenses		438
Total assets		257,524,942
Liabilities
Payable for fund shares redeemed	114,720
Accrued management fee	142,500
Transfer agent fee payable	39,276
Other affiliated payables	10,471
Audit fee payable	48,966
Other payables and accrued expenses	4,661
Total Liabilities		360,594
Net Assets		$257,164,348
Net Assets consist of:
Paid in capital		$263,414,840
Total accumulated earnings (loss)		(6,250,492)
Net Assets		$257,164,348
Net Asset Value , offering price and redemption price per share ($257,164,348 ÷ 5,575,219 shares)		$46.13

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$8,407,901
Foreign Tax Reclaims		836,196
Income from Fidelity Central Funds (including $104,408 from security lending)		155,243
Income before foreign taxes withheld		9,399,340
Less foreign taxes withheld		(1,801,102)
Total Income		7,598,238
Expenses
Management fee	$2,164,977
Transfer agent fees	525,126
Accounting fees	163,706
Custodian fees and expenses	29,749
Independent trustees' fees and expenses	1,139
Registration fees	24,132
Audit	58,267
Legal	332
Interest	209
Miscellaneous	1,495
Total expenses before reductions	2,969,132
Expense reductions	(10,506)
Total expenses after reductions		2,958,626
Net Investment income (loss)		4,639,612
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(8,142,765)
Foreign currency transactions	(77,236)
Total net realized gain (loss)		(8,220,001)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(114,039,219)
Assets and liabilities in foreign currencies	(190,658)
Total change in net unrealized appreciation (depreciation)		(114,229,877)
Net gain (loss)		(122,449,878)
Net increase (decrease) in net assets resulting from operations		$(117,810,266)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,639,612	$5,910,725
Net realized gain (loss)	(8,220,001)	43,115,307
Change in net unrealized appreciation (depreciation)	(114,229,877)	67,218,282
Net increase (decrease) in net assets resulting from operations	(117,810,266)	116,244,314
Distributions to shareholders	(53,400,933)	(11,742,235)
Share transactions
Proceeds from sales of shares	29,607,219	71,976,424
Reinvestment of distributions	49,862,949	10,959,662
Cost of shares redeemed	(73,768,106)	(66,188,320)
Net increase (decrease) in net assets resulting from share transactions	5,702,062	16,747,766
Total increase (decrease) in net assets	(165,509,137)	121,249,845

Net Assets
Beginning of period	422,673,485	301,423,640
End of period	$257,164,348	$422,673,485

Other Information
Shares
Sold	545,297	1,040,902
Issued in reinvestment of distributions	819,642	175,805
Redeemed	(1,383,136)	(957,162)
Net increase (decrease)	(18,197)	259,545

Financial Highlights
Fidelity® Nordic Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$75.57	$56.51	$46.69	$49.64	$54.34
Income from Investment Operations
Net investment income (loss) A,B	.78	1.06	.15	1.50 C	.47
Net realized and unrealized gain (loss)	(20.65) D	20.17	11.86	.15	(3.01)
Total from investment operations	(19.87)	21.23	12.01	1.65	(2.54)
Distributions from net investment income	(3.02)	(.96)	(1.60)	(.05)	(.50)
Distributions from net realized gain	(6.56)	(1.21)	(.59)	(4.55)	(1.67)
Total distributions	(9.57) E	(2.17)	(2.19)	(4.60)	(2.17)
Redemption fees added to paid in capital A	-	-	-	-	.01
Net asset value, end of period	$46.13	$75.57	$56.51	$46.69	$49.64
Total Return F	(29.33)% D	38.39%	26.73%	3.96%	(4.80)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.93%	.92%	.96%	.98%	.98%
Expenses net of fee waivers, if any	.92%	.92%	.96%	.98%	.97%
Expenses net of all reductions	.92%	.92%	.96%	.96%	.97%
Net investment income (loss)	1.45%	1.51%	.31%	3.28% C	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$257,164	$422,673	$301,424	$261,896	$290,184
Portfolio turnover rate I	42%	34%	29%	34%	56%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.82 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.50%.

D Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than .01 per share. Excluding this reimbursement, the total return would have been (29.35)%.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Nordic Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and   losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$40,797,457
Gross unrealized depreciation	(38,258,133)
Net unrealized appreciation (depreciation)	$2,539,324
Tax Cost	$250,769,318

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(8,607,919)
Net unrealized appreciation (depreciation) on securities and other investments	$2,357,428

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(7,967,620)
Long-term	(640,299)
Total capital loss carryforward	$(8,607,919)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$17,742,045	$9,275,879
Long-term Capital Gains	35,658,888	2,466,356
Total	$53,400,933	$11,742,235

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Nordic Fund	133,835,286	170,265,841
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Nordic Fund	.05

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Nordic Fund	Borrower	$3,334,143.32%		$204

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Nordic Fund	-	13,105,292	(1,557,400)

Other. During the period, FMR reimbursed the Fund $59,620 for an operating error which is included in Share Transactions in the accompanying Statement of Changes in Net Aseets.

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Nordic Fund	$572
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Nordic Fund	$11,028	$-	$-

8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Nordic Fund	$306,000.58%		$5

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $10.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $10,496.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Fidelity® Pacific Basin Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Pacific Basin Fund	-35.11%	0.50%	7.15%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Pacific Basin Fund on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Pacific Index performed over the same period.

Fidelity® Pacific Basin Fund
Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Co-Managers Kirk Neureiter and Stephen Lieu:
For the fiscal year ending October 31, 2022, the fund returned -35.11%, trailing the -31.05% result of the benchmark MSCI All Country Pacific Free (Net of MA Tax) Index. By region, stock picks in Japan and emerging markets - notably, China and Taiwan - detracted most from the fund's performance versus its benchmark. By sector, security selection in industrials hurt relative performance, as did weak picks in communication services. Also hampering our relative result was security selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. The fund's biggest individual relative detractor was an overweighting in Sea Limited, which returned -86% the past year. We added to our investment in this company. Also holding back performance was our outsized stake in Zai Lab, which returned roughly -78%. We increased exposure to this stock. The fund's non-benchmark position in BWX, a position not held at period end, returned -89%. In contrast, an underweighting in emerging markets and an overweighting in Japan contributed most to the fund's relative result. Non-benchmark exposure to India helped as well. By sector, the top contributor to performance versus the benchmark was stock picks in financials, primarily driven by the diversified financials industry. Security selection in information technology and real estate also bolstered the fund's relative result. Lastly, the fund's position in cash was a notable contributor. The fund's largest individual relative contributor was an overweighting in United Overseas Bank, which gained 3% the past 12 months. The company was among our largest holdings. Also boosting value was our outsized stake in Bank Central Asia, which gained roughly 9%. Bank Central Asia was among the biggest holdings at period end. Another notable relative contributor was an overweighting in INPEX (+27%). Notable changes in positioning include reduced exposure to Taiwan and a higher allocation to South Korea.
Note to shareholders:
On January 1, 2022, former co-manager Bruce MacDonald came off the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Pacific Basin Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.9
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.5
United Overseas Bank Ltd. (Singapore, Banks)	3.0
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	3.0
AIA Group Ltd. (Hong Kong, Insurance)	2.5
DENSO Corp. (Japan, Auto Components)	2.4
ResMed, Inc. CDI (United States of America, Health Care Equipment & Supplies)	2.3
PT Bank Central Asia Tbk (Indonesia, Banks)	2.2
Macquarie Group Ltd. (Australia, Capital Markets)	2.2
Sony Group Corp. (Japan, Household Durables)	2.1
29.1

Market Sectors (% of Fund's net assets)

Information Technology	23.6
Financials	19.5
Consumer Discretionary	13.7
Health Care	12.6
Industrials	9.9
Communication Services	9.1
Materials	4.0
Energy	2.1
Consumer Staples	1.6
Utilities	0.7
Real Estate	0.6

Asset Allocation (% of Fund's net assets)

Foreign investments - 94.7%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® Pacific Basin Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 92.4%
	Shares	Value ($)
Australia - 6.9%
Aristocrat Leisure Ltd.	391,468	9,282,421
HUB24 Ltd.	247,352	4,009,262
Lynas Rare Earths Ltd. (a)	1,376,019	7,331,821
Macquarie Group Ltd.	130,520	14,151,067
National Storage REIT unit	2,457,113	4,102,117
Technology One Ltd.	889,134	6,853,251
TOTAL AUSTRALIA		45,729,939
Cayman Islands - 13.6%
Alibaba Group Holding Ltd. (a)	1,648,400	12,816,156
Antengene Corp. (a)(b)	3,676,500	1,559,655
China High Precision Automation Group Ltd. (a)(c)	1,875,000	2
China Metal Recycling (Holdings) Ltd. (a)(c)	2,572,200	3
Giant Biogene Holding Co. Ltd. (a)(b)	700,000	2,166,976
Hypebeast Ltd. (a)	20,252,300	1,251,313
Li Ning Co. Ltd.	697,500	3,607,613
Pinduoduo, Inc. ADR (a)	166,000	9,101,780
Sea Ltd. ADR (a)(d)	191,400	9,508,752
Shenzhou International Group Holdings Ltd.	632,400	4,390,755
Tencent Holdings Ltd.	738,900	19,415,923
Vnet Group, Inc. ADR (a)	2,182,800	9,145,932
Weibo Corp. sponsored ADR (a)	375,300	4,248,396
Wuxi Biologics (Cayman), Inc. (a)(b)	1,454,000	6,542,480
Zai Lab Ltd. (a)	2,452,600	5,649,043
TOTAL CAYMAN ISLANDS		89,404,779
China - 4.3%
Centre Testing International Group Co. Ltd. (A Shares)	1,916,909	4,916,363
Estun Automation Co. Ltd. (A Shares)	2,028,514	5,469,258
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	130,399	5,810,986
Shenzhen YUTO Packaging Technology Co. Ltd. (A Shares)	708,400	3,155,493
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	1,086,600	3,161,792
ZTE Corp. (H Shares)	3,065,000	5,466,486
TOTAL CHINA		27,980,378
Hong Kong - 3.9%
AIA Group Ltd.	2,155,400	16,326,711
Chervon Holdings Ltd.	451,973	1,522,958
Hang Seng Bank Ltd.	534,000	7,517,541
TOTAL HONG KONG		25,367,210
India - 3.1%
HDFC Bank Ltd. (a)	337,032	6,116,426
Housing Development Finance Corp. Ltd.	199,784	5,960,697
Power Grid Corp. of India Ltd.	1,662,680	4,582,513
Reliance Industries Ltd.	113,775	3,504,237
TOTAL INDIA		20,163,873
Indonesia - 3.6%
PT Bank Central Asia Tbk	26,099,000	14,724,873
PT Bank Rakyat Indonesia (Persero) Tbk	30,176,775	8,996,442
TOTAL INDONESIA		23,721,315
Japan - 40.8%
Astellas Pharma, Inc.	415,800	5,737,286
Capcom Co. Ltd.	201,400	5,614,197
Daiichikosho Co. Ltd.	134,800	3,870,984
DENSO Corp.	317,200	15,738,172
Digital Hearts Holdings Co. Ltd.	193,000	2,654,326
FUJIFILM Holdings Corp.	85,600	3,925,528
Fujitsu Ltd.	39,200	4,510,294
Funai Soken Holdings, Inc.	257,200	4,588,934
Hitachi Ltd.	274,700	12,488,463
Hoya Corp.	135,100	12,606,426
INPEX Corp.	1,008,300	10,176,164
Iriso Electronics Co. Ltd.	128,900	3,744,901
JEOL Ltd.	65,700	2,412,468
Kakaku.com, Inc.	161,600	2,739,794
Kansai Paint Co. Ltd.	290,900	3,795,326
Lifenet Insurance Co. (a)	370,100	2,474,054
Minebea Mitsumi, Inc.	401,500	5,951,148
Misumi Group, Inc.	262,100	5,605,286
Money Forward, Inc. (a)	122,200	3,484,502
Net One Systems Co. Ltd.	179,800	3,700,111
Nomura Research Institute Ltd.	296,700	6,594,664
NSD Co. Ltd.	228,200	3,904,239
Olympus Corp.	605,600	12,788,487
Open House Group Co. Ltd.	194,500	6,932,647
ORIX Corp.	917,700	13,485,151
Outsourcing, Inc.	357,900	2,804,086
Pan Pacific International Holdings Ltd.	299,500	4,916,638
Recruit Holdings Co. Ltd.	248,000	7,631,250
Renesas Electronics Corp. (a)	1,398,900	11,702,851
Shin-Etsu Chemical Co. Ltd.	115,300	11,983,124
SMS Co., Ltd.	272,600	6,269,828
SoftBank Group Corp.	221,200	9,495,280
Sony Group Corp.	204,100	13,763,414
Sugi Holdings Co. Ltd.	72,300	2,902,794
Sumco Corp.	482,400	6,128,341
TechnoPro Holdings, Inc.	167,100	4,008,788
Tokio Marine Holdings, Inc.	525,000	9,501,160
Tsuruha Holdings, Inc.	101,900	5,927,805
Z Holdings Corp.	1,547,700	3,994,242
ZOZO, Inc.	376,300	8,009,614
TOTAL JAPAN		268,562,767
Korea (South) - 1.9%
Db Insurance Co. Ltd.	76,960	3,035,653
Hyundai Fire & Marine Insurance Co. Ltd.	105,363	2,458,165
SK Hynix, Inc.	125,068	7,246,534
TOTAL KOREA (SOUTH)		12,740,352
New Zealand - 2.1%
EBOS Group Ltd.	416,179	9,073,743
Ryman Healthcare Ltd.	928,240	4,522,508
TOTAL NEW ZEALAND		13,596,251
Singapore - 3.0%
United Overseas Bank Ltd.	1,013,100	19,866,951
Taiwan - 6.5%
eMemory Technology, Inc.	134,000	4,466,113
MediaTek, Inc.	492,000	8,999,814
Taiwan Semiconductor Manufacturing Co. Ltd.	2,454,000	29,473,688
TOTAL TAIWAN		42,939,615
United States of America - 2.7%
GI Dynamics, Inc. (a)(c)	111,225	8,860
MagnaChip Semiconductor Corp. (a)	124,437	1,238,148
ResMed, Inc. CDI	679,762	14,805,272
Space Exploration Technologies Corp. Class A (a)(c)(e)	22,539	1,577,730
TOTAL UNITED STATES OF AMERICA		17,630,010
TOTAL COMMON STOCKS (Cost $612,257,131)		607,703,440

Preferred Stocks - 5.0%
	Shares	Value ($)
Convertible Preferred Stocks - 0.1%
China - 0.1%
dMed Biopharmaceutical Co. Ltd. Series C (a)(c)(e)	87,773	787,324
Nonconvertible Preferred Stocks - 4.9%
Korea (South) - 4.9%
Samsung Electronics Co. Ltd.	867,100	32,379,863
TOTAL PREFERRED STOCKS (Cost $44,455,737)		33,167,187

Money Market Funds - 3.9%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (f)	15,772,518	15,775,672
Fidelity Securities Lending Cash Central Fund 3.10% (f)(g)	9,707,504	9,708,475
TOTAL MONEY MARKET FUNDS (Cost $25,484,147)		25,484,147

TOTAL INVESTMENT IN SECURITIES - 101.3% (Cost $682,197,015)	666,354,774
NET OTHER ASSETS (LIABILITIES) - (1.3)%	(8,797,070)
NET ASSETS - 100.0%	657,557,704

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,269,111 or 1.6% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,365,054 or 0.4% of net assets.

(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	1,246,653

Space Exploration Technologies Corp. Class A	2/16/21 - 5/24/22	1,437,725

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	6,873,053	247,672,540	238,769,921	252,859	-	-	15,775,672	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	-	99,301,048	89,592,573	27,474	-	-	9,708,475	0.0%
Total	6,873,053	346,973,588	328,362,494	280,333	-	-	25,484,147

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	60,138,881	27,233,436	32,905,445	-
Consumer Discretionary	90,082,168	43,373,671	46,708,497	-
Consumer Staples	10,997,575	8,830,599	2,166,976	-
Energy	13,680,401	3,504,237	10,176,164	-
Financials	128,624,153	98,663,475	29,960,678	-
Health Care	82,304,538	69,228,588	12,279,766	796,184
Industrials	64,472,926	51,255,158	11,640,038	1,577,730
Information Technology	155,619,588	109,932,753	45,686,833	2
Materials	26,265,767	14,282,640	11,983,124	3
Real Estate	4,102,117	4,102,117	-	-
Utilities	4,582,513	4,582,513	-	-

Money Market Funds	25,484,147	25,484,147	-	-
Total Investments in Securities:	666,354,774	460,473,334	203,507,521	2,373,919
Fidelity® Pacific Basin Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $9,503,784) - See accompanying schedule:
Unaffiliated issuers (cost $656,712,868)	$640,870,627
Fidelity Central Funds (cost $25,484,147)	25,484,147

Total Investment in Securities (cost $682,197,015)		$666,354,774
Foreign currency held at value (cost $1,128,865)		1,127,785
Receivable for investments sold		1,942,468
Receivable for fund shares sold		155,892
Dividends receivable		1,859,593
Distributions receivable from Fidelity Central Funds		39,491
Prepaid expenses		1,210
Other receivables		44,578
Total assets		671,525,791
Liabilities
Payable for investments purchased	2,200,040
Payable for fund shares redeemed	452,661
Accrued management fee	553,970
Other affiliated payables	123,599
Deferred taxes	810,058
Other payables and accrued expenses	119,284
Collateral on securities loaned	9,708,475
Total Liabilities		13,968,087
Net Assets		$657,557,704
Net Assets consist of:
Paid in capital		$638,495,248
Total accumulated earnings (loss)		19,062,456
Net Assets		$657,557,704
Net Asset Value , offering price and redemption price per share ($657,557,704 ÷ 25,297,483 shares)		$25.99

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$15,660,757
Non-Cash dividends		1,451,252
Income from Fidelity Central Funds (including $27,474 from security lending)		280,333
Income before foreign taxes withheld		17,392,342
Less foreign taxes withheld		(1,729,530)
Total Income		15,662,812
Expenses
Management fee
Basic fee	$5,999,986
Performance adjustment	2,067,638
Transfer agent fees	1,297,070
Accounting fees	413,788
Custodian fees and expenses	73,316
Independent trustees' fees and expenses	3,230
Registration fees	32,820
Audit	81,152
Legal	1,470
Interest	1,155
Miscellaneous	4,849
Total expenses before reductions	9,976,474
Expense reductions	(29,134)
Total expenses after reductions		9,947,340
Net Investment income (loss)		5,715,472
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $1,564,636)	72,559,969
Foreign currency transactions	(858,889)
Total net realized gain (loss)		71,701,080
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $2,319,962)	(457,704,121)
Assets and liabilities in foreign currencies	(22,465)
Total change in net unrealized appreciation (depreciation)		(457,726,586)
Net gain (loss)		(386,025,506)
Net increase (decrease) in net assets resulting from operations		$(380,310,034)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,715,472	$4,191,951
Net realized gain (loss)	71,701,080	140,649,416
Change in net unrealized appreciation (depreciation)	(457,726,586)	73,462,090
Net increase (decrease) in net assets resulting from operations	(380,310,034)	218,303,457
Distributions to shareholders	(153,392,663)	(53,433,366)
Share transactions
Proceeds from sales of shares	97,680,092	205,190,967
Reinvestment of distributions	112,623,785	41,320,240
Cost of shares redeemed	(233,769,363)	(281,328,787)
Net increase (decrease) in net assets resulting from share transactions	(23,465,486)	(34,817,580)
Total increase (decrease) in net assets	(557,168,183)	130,052,511

Net Assets
Beginning of period	1,214,725,887	1,084,673,376
End of period	$657,557,704	$1,214,725,887

Other Information
Shares
Sold	2,944,154	4,574,024
Issued in reinvestment of distributions	2,912,433	976,607
Redeemed	(6,908,065)	(6,211,375)
Net increase (decrease)	(1,051,478)	(660,744)

Financial Highlights
Fidelity® Pacific Basin Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$46.10	$40.16	$32.65	$29.51	$35.53
Income from Investment Operations
Net investment income (loss) A,B	.22	.15	.16	.26	.22
Net realized and unrealized gain (loss)	(14.49)	7.74	7.61	5.74	(4.69)
Total from investment operations	(14.27)	7.89	7.77	6.00	(4.47)
Distributions from net investment income	(1.17) C	(.10)	(.26)	(.20)	(.23)
Distributions from net realized gain	(4.67) C	(1.85)	-	(2.67)	(1.32)
Total distributions	(5.84)	(1.95)	(.26)	(2.86) D	(1.55)
Redemption fees added to paid in capital A	-	-	-	-	- E
Net asset value, end of period	$25.99	$46.10	$40.16	$32.65	$29.51
Total Return F	(35.11)%	20.08%	23.95%	22.37%	(13.24)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.12%	1.04%	1.11%	.97%	1.07%
Expenses net of fee waivers, if any	1.12%	1.04%	1.11%	.97%	1.07%
Expenses net of all reductions	1.12%	1.04%	1.10%	.97%	1.06%
Net investment income (loss)	.64%	.32%	.47%	.88%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$657,558	$1,214,726	$1,084,673	$891,154	$807,632
Portfolio turnover rate I	29%	40%	27%	32%	37%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Amount represents less than $.005 per share.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Pacific Basin Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), net operating losses and   losses deferred due to wash sales and excise tax regulations.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$125,179,589
Gross unrealized depreciation	(157,924,224)
Net unrealized appreciation (depreciation)	$(32,744,635)
Tax Cost	$699,099,409

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$59,092,583
Net unrealized appreciation (depreciation) on securities and other investments	$(32,827,067)

The Fund intends to elect to defer to its next fiscal year $6,393,003 of ordinary losses recognized during the period January 1, 2022 to October 31, 2022.

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$30,731,746	$3,423,461
Long-term Capital Gains	122,660,917	50,009,905
Total	$153,392,663	$53,433,366

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Pacific Basin Fund	259,847,594	447,850,099
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country Pacific Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .91% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .15% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Pacific Basin Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Pacific Basin Fund	$3,509

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Pacific Basin Fund	Borrower	$6,290,714.31%		$1,155

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Pacific Basin Fund	10,752,257	15,206,018	3,663,668

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Pacific Basin Fund	$1,624

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Pacific Basin Fund	$2,878	$-	$-
8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $29,134.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity International Fund
Fidelity Pacific Basin Fund	19%

10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund (ten of the funds constituting Fidelity Investment Trust, hereafter collectively referred to as the "Funds") as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodians, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022
Fidelity® Canada Fund
Class A	1.25%
Actual		$ 1,000	$ 920.60	$ 6.05
Hypothetical- B		$ 1,000	$ 1,018.90	$ 6.36
Class M	1.53%
Actual		$ 1,000	$ 919.30	$ 7.40
Hypothetical- B		$ 1,000	$ 1,017.49	$ 7.78
Class C	2.03%
Actual		$ 1,000	$ 916.90	$ 9.81
Hypothetical- B		$ 1,000	$ 1,014.97	$ 10.31
Fidelity® Canada Fund	.93%
Actual		$ 1,000	$ 922.00	$ 4.51
Hypothetical- B		$ 1,000	$ 1,020.52	$ 4.74
Class I	.91%
Actual		$ 1,000	$ 922.00	$ 4.41
Hypothetical- B		$ 1,000	$ 1,020.62	$ 4.63
Class Z	.80%
Actual		$ 1,000	$ 922.50	$ 3.88
Hypothetical- B		$ 1,000	$ 1,021.17	$ 4.08
Fidelity® China Region Fund
Class A	1.24%
Actual		$ 1,000	$ 735.90	$ 5.43
Hypothetical- B		$ 1,000	$ 1,018.95	$ 6.31
Class M	1.52%
Actual		$ 1,000	$ 734.80	$ 6.65
Hypothetical- B		$ 1,000	$ 1,017.54	$ 7.73
Class C	1.96%
Actual		$ 1,000	$ 733.30	$ 8.56
Hypothetical- B		$ 1,000	$ 1,015.32	$ 9.96
Fidelity® China Region Fund	.95%
Actual		$ 1,000	$ 737.00	$ 4.16
Hypothetical- B		$ 1,000	$ 1,020.42	$ 4.84
Class I	.94%
Actual		$ 1,000	$ 736.90	$ 4.12
Hypothetical- B		$ 1,000	$ 1,020.47	$ 4.79
Class Z	.80%
Actual		$ 1,000	$ 737.60	$ 3.50
Hypothetical- B		$ 1,000	$ 1,021.17	$ 4.08

Fidelity® Emerging Asia Fund	1.22%
Actual		$ 1,000	$ 824.20	$ 5.61
Hypothetical- B		$ 1,000	$ 1,019.06	$ 6.21
Fidelity® Emerging Markets Fund
Class A	1.22%
Actual		$ 1,000	$ 803.10	$ 5.54
Hypothetical- B		$ 1,000	$ 1,019.06	$ 6.21
Class M	1.49%
Actual		$ 1,000	$ 801.80	$ 6.77
Hypothetical- B		$ 1,000	$ 1,017.69	$ 7.58
Class C	1.99%
Actual		$ 1,000	$ 799.90	$ 9.03
Hypothetical- B		$ 1,000	$ 1,015.17	$ 10.11
Fidelity® Emerging Markets Fund	.90%
Actual		$ 1,000	$ 804.10	$ 4.09
Hypothetical- B		$ 1,000	$ 1,020.67	$ 4.58
Class K	.77%
Actual		$ 1,000	$ 804.70	$ 3.50
Hypothetical- B		$ 1,000	$ 1,021.32	$ 3.92
Class I	.89%
Actual		$ 1,000	$ 804.30	$ 4.05
Hypothetical- B		$ 1,000	$ 1,020.72	$ 4.53
Class Z	.77%
Actual		$ 1,000	$ 804.80	$ 3.50
Hypothetical- B		$ 1,000	$ 1,021.32	$ 3.92
Fidelity® Europe Fund
Class A	1.15%
Actual		$ 1,000	$ 866.50	$ 5.41
Hypothetical- B		$ 1,000	$ 1,019.41	$ 5.85
Class M	1.43%
Actual		$ 1,000	$ 865.40	$ 6.72
Hypothetical- B		$ 1,000	$ 1,018.00	$ 7.27
Class C	1.93%
Actual		$ 1,000	$ 863.10	$ 9.06
Hypothetical- B		$ 1,000	$ 1,015.48	$ 9.80
Fidelity® Europe Fund	.85%
Actual		$ 1,000	$ 868.10	$ 4.00
Hypothetical- B		$ 1,000	$ 1,020.92	$ 4.33
Class I	.80%
Actual		$ 1,000	$ 868.00	$ 3.77
Hypothetical- B		$ 1,000	$ 1,021.17	$ 4.08
Class Z	.71%
Actual		$ 1,000	$ 868.50	$ 3.34
Hypothetical- B		$ 1,000	$ 1,021.63	$ 3.62
Fidelity® Japan Fund
Class A	1.35%
Actual		$ 1,000	$ 904.50	$ 6.48
Hypothetical- B		$ 1,000	$ 1,018.40	$ 6.87
Class M	1.64%
Actual		$ 1,000	$ 904.00	$ 7.87
Hypothetical- B		$ 1,000	$ 1,016.94	$ 8.34
Class C	2.06%
Actual		$ 1,000	$ 901.50	$ 9.87
Hypothetical- B		$ 1,000	$ 1,014.82	$ 10.46
Fidelity® Japan Fund	1.10%
Actual		$ 1,000	$ 906.30	$ 5.29
Hypothetical- B		$ 1,000	$ 1,019.66	$ 5.60
Class I	1.05%
Actual		$ 1,000	$ 905.70	$ 5.04
Hypothetical- B		$ 1,000	$ 1,019.91	$ 5.35
Class Z	.92%
Actual		$ 1,000	$ 906.70	$ 4.42
Hypothetical- B		$ 1,000	$ 1,020.57	$ 4.69

Fidelity® Japan Smaller Companies Fund	.92%
Actual		$ 1,000	$ 942.60	$ 4.50
Hypothetical- B		$ 1,000	$ 1,020.57	$ 4.69
Fidelity® Latin America Fund
Class A	1.32%
Actual		$ 1,000	$ 1,018.30	$ 6.72
Hypothetical- B		$ 1,000	$ 1,018.55	$ 6.72
Class M	1.57%
Actual		$ 1,000	$ 1,017.30	$ 7.98
Hypothetical- B		$ 1,000	$ 1,017.29	$ 7.98
Class C	2.08%
Actual		$ 1,000	$ 1,014.30	$ 10.56
Hypothetical- B		$ 1,000	$ 1,014.72	$ 10.56
Fidelity® Latin America Fund	1.06%
Actual		$ 1,000	$ 1,020.20	$ 5.40
Hypothetical- B		$ 1,000	$ 1,019.86	$ 5.40
Class I	1.01%
Actual		$ 1,000	$ 1,020.30	$ 5.14
Hypothetical- B		$ 1,000	$ 1,020.11	$ 5.14
Class Z	.85%
Actual		$ 1,000	$ 1,020.80	$ 4.33
Hypothetical- B		$ 1,000	$ 1,020.92	$ 4.33

Fidelity® Nordic Fund	.94%
Actual		$ 1,000	$ 895.40	$ 4.49
Hypothetical- B		$ 1,000	$ 1,020.47	$ 4.79

Fidelity® Pacific Basin Fund	1.17%
Actual		$ 1,000	$ 847.10	$ 5.45
Hypothetical- B		$ 1,000	$ 1,019.31	$ 5.96

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year October 31, 2022, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Canada Fund	$25,925,491
Fidelity Pacific Basin Fund	$70,746,791

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

December 2021
Fidelity Canada Fund	99.63%
Fidelity China Region Fund	-
Fidelity Emerging Asia Fund	-
Fidelity Emerging Markets Fund	-
Fidelity Europe Fund	99.99%
Fidelity Japan Fund	99.86%
Fidelity Japan Smaller Companies Fund	100%
Fidelity Latin America Fund	-
Fidelity Nordic Fund	99.42%
Fidelity Pacific Basin Fund	-

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:
	Class A	Class M	Class C	Retail	Class K	Class I	Class Z
Fidelity Emerging Asia Fund
December, 2021	-	-	-	1%	-	-	-
Fidelity Emerging Markets Fund
December, 2021	6%	9%	13%	6%	6%	6%	5%
Fidelity Latin America Fund
December, 2021	1%	1%	1%	-	-	-	-
Fidelity Nordic Fund
December, 2021	-	-	-	4%	-	-	-

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
	Class A	Class M	Class C	Retail	Class K	Class I	Class Z
Fidelity Canada Fund
December, 2021	100%	100%	-	97%	-	93%	90%
Fidelity China Region Fund
December, 2021	-	-	-	100%	-	100%	100%
Fidelity Emerging Asia Fund
December, 2021	-	-	-	75%	-	-	-
Fidelity Emerging Markets Fund
December, 2021	66%	93%	100%	68%	59%	61%	58%
Fidelity Europe Fund
December, 2021	37%	39%	45%	36%	-	36%	35%
Fidelity Japan Fund
December, 2021	36%	40%	48%	34%	-	42%	33%
Fidelity Japan Smaller Companies Fund
December, 2021	-	-	-	58%	-	-	-
Fidelity Latin America Fund
December 3, 2021	49%	57%	79%	43%	-	43%	40%
December 30, 2021	22%	22%	22%	22%	-	22%	22%
Fidelity Nordic Fund
December 3, 2021	-	-	-	43%	-	-	-
December 30, 2021	-	-	-	94%	-	-	-
Fidelity Pacific Basin Fund
December, 2021	-	-	-	40%	-	-	-

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
	Pay Date	Income	Taxes
Fidelity Canada Fund
Class A	12/06/21	$0.9609	$0.1609
Class M	12/06/21	$0.7739	$0.1609
Class C	12/06/21	$0.0000	$0.0000
Canada	12/06/21	$1.1659	$0.1609
Class I	12/06/21	$1.2069	$0.1609
Class Z	12/06/21	$1.2549	$0.1609
Fidelity China Region Fund
Class A	12/06/21	$0.0000	$0.0000
Class M	12/06/21	$0.0000	$0.0000
Class C	12/06/21	$0.0000	$0.0000
China Region	12/06/21	$0.1609	$0.1039
Class I	12/06/21	$0.1389	$0.1039
Class Z	12/06/21	$0.2279	$0.1039
Fidelity Emerging Asia Fund
Emerging Asia	12/06/21	$0.4724	$0.3999
Fidelity Emerging Markets Fund
Class A	12/06/21	$0.5546	$0.0746
Class M	12/06/21	$0.3896	$0.0746
Class C	12/06/21	$0.2586	$0.0746
Emerging Markets	12/06/21	$0.5366	$0.0746
Class K	12/06/21	$0.6126	$0.0746
Class I	12/06/21	$0.6006	$0.0746
Class Z	12/06/21	$0.6276	$0.0746
Fidelity Europe Fund
Class A	12/06/21	$1.5534	$0.1269
Class M	12/06/21	$1.4664	$0.1269
Class C	12/06/21	$1.2918	$0.1269
Europe	12/06/21	$1.6241	$0.1269
Class I	12/06/21	$1.6077	$0.1269
Class Z	12/06/21	$1.6546	$0.1269
Fidelity Japan Fund
Class A	12/06/21	$0.6313	$0.0368
Class M	12/06/21	$0.5713	$0.0368
Class C	12/06/21	$0.4738	$0.0368
Japan	12/06/21	$0.6617	$0.0368
Class I	12/06/21	$0.5360	$0.0368
Class Z	12/06/21	$0.6956	$0.0368
Fidelity Japan Smaller Companies Fund
Japan Smaller Companies	12/06/21	$0.6304	$0.0444
Fidelity Latin America Fund
Class A	12/06/21	$0.4106	$0.0343
	12/31/21	$0.0000	$0.0000
Class M	12/06/21	$0.3516	$0.0343
	12/31/21	$0.0000	$0.0000
Class C	12/06/21	$0.2510	$0.0343
	12/31/21	$0.0000	$0.0000
Latin America	12/06/21	$0.4626	$0.0343
	12/31/21	$0.0000	$0.0000
Class I	12/06/21	$0.4635	$0.0343
	12/31/21	$0.0000	$0.0000
Class Z	12/06/21	$0.5017	$0.0343
	12/31/21	$0.0000	$0.0000
Fidelity Nordic Fund
Nordic	12/06/21	$3.1635	$0.1305
	12/31/21	$0.1360	$0.0000
Fidelity Pacific Basin Fund
Pacific Basin	12/06/21	$1.2700	$0.0850

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Targeted International Equity Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of the management fee and total expense ratio of each fund or a representative class (retail class), as applicable; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance . The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that each of the following funds had a portfolio manager change: (i) Fidelity China Region Fund in January 2021 and July 2021; (ii) Fidelity Emerging Asia Fund in May 2019 and January 2020; (iii) Fidelity Emerging Markets Fund in February 2019 and October 2019; (iv) Fidelity Europe Fund in October 2021; (v) Fidelity Japan Smaller Companies Fund in February 2022; (vi) Fidelity Nordic Fund in October 2021; and (vii) Fidelity Pacific Basin Fund in May 2019, December 2019, and January 2021. The Board will continue to monitor closely each fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index) and, for Fidelity Emerging Markets Fund, Fidelity Europe Fund, and Fidelity Japan Fund, an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the fund compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. For Fidelity Emerging Markets Fund, Fidelity Europe Fund, and Fidelity Japan Fund, returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. For Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund, a peer group is not shown below because the funds do not generally utilize a peer group for performance comparison purposes. For Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Latin America Fund, and Fidelity Pacific Basin Fund, returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Canada Fund

The Board considered the fund's underperformance for different time periods ended September 30, 2021 (which periods are reflected in the chart above). The Board noted that the fund's underperformance has continued since the Board approved the management contract in January 2020. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the fund's performance more closely.

Fidelity China Region Fund

Fidelity Emerging Asia Fund

Fidelity Emerging Markets Fund

Fidelity Europe Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Pacific Basin Fund

The Board also considered that each of Fidelity Canada Fund's, Fidelity Emerging Asia Fund's, Fidelity Europe Fund's, Fidelity Japan Fund's, and Fidelity Pacific Basin Fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for each fund's shareholders and helps to more closely align the interests of FMR and the shareholders of each fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment (if applicable), relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked and the impact of a fund's performance adjustment (if applicable), is also included in the charts and was considered by the Board.

Fidelity Canada Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Fidelity China Region Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

Fidelity Emerging Asia Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Fidelity Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

Fidelity Europe Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Fidelity Japan Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

Fidelity Japan Smaller Companies Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

Fidelity Latin America Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

Fidelity Nordic Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

Fidelity Pacific Basin Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio (for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, and Fidelity Latin America Fund). In its review of the total expense ratio of the representative class (retail class) of each fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of Fidelity Canada Fund's, Fidelity Europe Fund's, and Fidelity Japan Fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. Each fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the funds offer multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board noted that the total net expense ratio of the retail class of Fidelity Japan Fund ranked equal to the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

The Board noted that the total net expense ratio of the retail class of each of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, and Fidelity Latin America Fund ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Total Expense Ratio (for Fidelity Emerging Asia Fund, Fidelity Japan Smaller Companies Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund) . In its review of each fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted the impact of Fidelity Emerging Asia Fund's and Fidelity Pacific Basin Fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for each fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of each fund ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each fund or each class of each fund, as applicable, was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant the Board concluded that the advisory fee arrangements are fair and reasonable and that each fund's Advisory Contracts should be renewed.

1.754542.122
TIF-ANN-1222
Fidelity® International Value Fund

Annual Report
October 31, 2022
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-22.18%	-2.02%	2.26%
Class M (incl.3.50% sales charge)	-20.53%	-1.83%	2.21%
Class C (incl. contingent deferred sales charge)	-18.81%	-1.62%	2.23%
Fidelity® International Value Fund	-17.20%	-0.52%	3.22%
Class I	-17.23%	-0.58%	3.15%
Class Z	-17.13%	-0.44%	3.22%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Value Fund, a class of the fund,  on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

17,000
16,000
15,000
14,000
13,000
12,000
11,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$13,727 Fidelity® International Value Fund
$13,612 MSCI EAFE Value Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Portfolio Manager Alex Zavratsky:
For the fiscal year ending October 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned roughly -18% to -17%, underperforming the -16.13% result of the benchmark MSCI EAFE Value Index. By region, stock picks in Japan, as well as an unfavorable overweighting and security selection in Europe ex U.K., hurt the fund's relative result most this period. By sector, the primary detractors from performance versus the benchmark were stock picks and an overweighting in industrials. Security selection and an underweighting in communication services, along with investment choices among in real estate, also proved detrimental to the portfolio's relative result. The biggest individual relative detractor was an overweight position in Vonovia (-59%). Another key detractor was our out-of-benchmark stake in Shin-Etsu Chemical (-40%). An overweighting in Porsche (-45%) also hurt. Conversely, stock picks in the U.K. and an underweighting in Asia Pacific ex Japan, specifically Hong Kong, contributed most to the portfolio's relative result. By sector, the primary contributor to performance versus the benchmark was an overweighting in energy. Strong picks in the financials sector, especially within the insurance industry, further boosted the fund's relative return. Also adding value was an underweighting in real estate. Lastly, the fund's position in cash was a notable contributor. Our top individual relative contributor was an out-of-benchmark stake in RH (+70%). Also boosting value was our outsized stake in TotalEnergies, which gained 13% and was among the fund's largest holdings at the end of October. Another notable relative contributor was an overweighting in Glencore (+22%), where we increased our stake this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Shell PLC ADR (United Kingdom, Oil, Gas & Consumable Fuels)	4.1
TotalEnergies SE (France, Oil, Gas & Consumable Fuels)	3.4
BHP Group Ltd. (Australia, Metals & Mining)	3.3
Toyota Motor Corp. (Japan, Automobiles)	3.1
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.3
Sanofi SA (France, Pharmaceuticals)	2.1
Hitachi Ltd. (Japan, Industrial Conglomerates)	2.1
Glencore PLC (Bailiwick of Jersey, Metals & Mining)	2.1
Zurich Insurance Group Ltd. (Switzerland, Insurance)	2.0
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	2.0
26.5

Market Sectors (% of Fund's net assets)

Financials	30.5
Industrials	13.8
Energy	13.3
Materials	13.0
Health Care	8.2
Consumer Discretionary	6.2
Information Technology	4.1
Utilities	2.3
Communication Services	2.0
Real Estate	1.6
Consumer Staples	1.1

Asset Allocation (% of Fund's net assets)

Foreign investments - 96.1%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 95.2%
	Shares	Value ($)
Australia - 6.9%
BHP Group Ltd.	800,211	19,122,902
Macquarie Group Ltd.	60,640	6,574,630
National Australia Bank Ltd.	346,130	7,189,829
Woodside Energy Group Ltd.	295,022	6,789,815
TOTAL AUSTRALIA		39,677,176
Austria - 0.4%
Erste Group Bank AG	88,807	2,188,644
Bailiwick of Jersey - 2.4%
Ferguson PLC	16,816	1,833,964
Glencore PLC	2,102,000	12,050,921
TOTAL BAILIWICK OF JERSEY		13,884,885
Belgium - 1.1%
KBC Group NV	92,616	4,641,521
UCB SA	24,900	1,878,039
TOTAL BELGIUM		6,519,560
Canada - 0.8%
Nutrien Ltd.	56,200	4,748,546
Denmark - 0.9%
DSV A/S	22,300	3,018,993
ORSTED A/S (a)	24,800	2,046,143
TOTAL DENMARK		5,065,136
Finland - 1.4%
Sampo Oyj (A Shares)	172,434	7,886,478
France - 13.2%
Air Liquide SA	56,470	7,387,053
ALTEN	17,200	2,010,852
AXA SA	423,905	10,468,295
BNP Paribas SA	163,000	7,643,709
Capgemini SA	25,993	4,260,015
Euroapi SASU (b)	5,559	97,266
Sanofi SA	143,179	12,321,679
Teleperformance	10,500	2,815,178
TotalEnergies SE (c)	359,505	19,612,208
VINCI SA	63,900	5,881,166
Vivendi SA	457,192	3,742,108
TOTAL FRANCE		76,239,529
Germany - 10.1%
Bayer AG	134,100	7,051,122
Deutsche Post AG	120,700	4,266,724
Hannover Reuck SE	43,200	7,035,708
Linde PLC	25,814	7,720,809
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	18,600	4,909,955
Rheinmetall AG	38,350	6,234,449
RWE AG	175,900	6,777,756
Siemens AG	98,839	10,794,112
Vonovia SE	154,829	3,423,365
TOTAL GERMANY		58,214,000
Hong Kong - 0.7%
AIA Group Ltd.	526,600	3,988,887
India - 0.8%
Reliance Industries Ltd. sponsored GDR (a)	80,500	4,914,525
Indonesia - 0.5%
PT Bank Rakyat Indonesia (Persero) Tbk	9,956,894	2,968,396
Ireland - 2.3%
Bank of Ireland Group PLC	446,000	3,215,781
CRH PLC	185,302	6,674,181
Ryanair Holdings PLC sponsored ADR (b)	53,800	3,706,282
TOTAL IRELAND		13,596,244
Italy - 1.5%
Enel SpA	949,100	4,239,961
Mediobanca SpA	473,125	4,288,513
TOTAL ITALY		8,528,474
Japan - 21.8%
DENSO Corp.	119,100	5,909,257
FUJIFILM Holdings Corp.	100,600	4,613,413
Fujitsu Ltd.	25,500	2,933,993
Hitachi Ltd.	265,600	12,074,757
Hoya Corp.	59,300	5,533,391
Ibiden Co. Ltd.	55,500	1,877,434
Idemitsu Kosan Co. Ltd.	124,200	2,714,617
Itochu Corp.	251,000	6,497,186
Minebea Mitsumi, Inc.	221,770	3,287,139
Mitsubishi Estate Co. Ltd.	214,600	2,698,659
Mitsubishi UFJ Financial Group, Inc.	1,838,161	8,683,198
Mitsui Fudosan Co. Ltd.	146,400	2,805,520
ORIX Corp.	448,600	6,591,957
Recruit Holdings Co. Ltd.	53,100	1,633,949
Renesas Electronics Corp. (b)	452,288	3,783,729
Shin-Etsu Chemical Co. Ltd.	65,500	6,807,412
Shiseido Co. Ltd.	42,800	1,483,802
SoftBank Group Corp.	107,000	4,593,106
Sony Group Corp.	25,600	1,726,327
Sumitomo Mitsui Financial Group, Inc.	235,000	6,599,168
Suzuki Motor Corp.	148,930	5,027,934
TIS, Inc.	90,101	2,432,869
Tokio Marine Holdings, Inc.	436,744	7,903,952
Toyota Motor Corp.	1,275,025	17,690,477
TOTAL JAPAN		125,903,246
Korea (South) - 0.4%
Samsung Electronics Co. Ltd.	55,200	2,297,228
Luxembourg - 0.6%
ArcelorMittal SA (Netherlands)	142,786	3,196,808
Netherlands - 2.2%
Airbus Group NV	42,700	4,620,301
NN Group NV	148,568	6,291,337
Universal Music Group NV	102,719	2,016,934
TOTAL NETHERLANDS		12,928,572
Norway - 0.9%
Equinor ASA	137,200	4,998,707
Singapore - 1.5%
United Overseas Bank Ltd.	451,705	8,857,962
South Africa - 0.1%
Thungela Resources Ltd.	36,281	554,206
Spain - 1.9%
Banco Santander SA (Spain) (c)	3,300,682	8,552,699
Cellnex Telecom SA (a)	47,200	1,544,868
Unicaja Banco SA (a)	1,244,400	1,101,881
TOTAL SPAIN		11,199,448
Sweden - 1.5%
Alleima AB (b)	29,480	100,445
Investor AB (B Shares)	390,040	6,371,374
Sandvik AB	146,100	2,283,068
TOTAL SWEDEN		8,754,887
Switzerland - 6.1%
Novartis AG	67,550	5,464,171
Roche Holding AG (participation certificate)	11,020	3,656,416
Swiss Life Holding AG	8,673	4,199,868
UBS Group AG	663,058	10,516,100
Zurich Insurance Group Ltd.	26,711	11,383,533
TOTAL SWITZERLAND		35,220,088
United Kingdom - 15.2%
Anglo American PLC (United Kingdom)	252,192	7,554,214
AstraZeneca PLC (United Kingdom)	96,912	11,370,897
BAE Systems PLC	1,172,634	10,968,314
Beazley PLC	457,000	3,272,927
BP PLC	2,420,560	13,392,010
Imperial Brands PLC	226,595	5,519,650
Lloyds Banking Group PLC	10,146,164	4,872,877
Shell PLC ADR	428,800	23,854,141
Standard Chartered PLC (United Kingdom)	1,217,198	7,261,382
TOTAL UNITED KINGDOM		88,066,412
TOTAL COMMON STOCKS (Cost $599,715,484)		550,398,044

Nonconvertible Preferred Stocks - 0.9%
	Shares	Value ($)
Germany - 0.9%
Porsche Automobil Holding SE (Germany) (Cost $6,860,848)	95,800	5,352,566

Money Market Funds - 5.5%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (d)	19,022,900	19,026,705
Fidelity Securities Lending Cash Central Fund 3.10% (d)(e)	12,897,460	12,898,750
TOTAL MONEY MARKET FUNDS (Cost $31,925,455)		31,925,455

TOTAL INVESTMENT IN SECURITIES - 101.6% (Cost $638,501,787)	587,676,065
NET OTHER ASSETS (LIABILITIES) - (1.6)%	(9,504,148)
NET ASSETS - 100.0%	578,171,917

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,607,417 or 1.7% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	6,277,780	304,087,313	291,338,388	215,536	-	-	19,026,705	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	-	112,350,093	99,451,343	133,173	-	-	12,898,750	0.0%
Total	6,277,780	416,437,406	390,789,731	348,709	-	-	31,925,455

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	11,897,016	-	11,897,016	-
Consumer Discretionary	35,706,561	5,027,934	30,678,627	-
Consumer Staples	7,003,452	1,483,802	5,519,650	-
Energy	76,830,229	38,827,304	38,002,925	-
Financials	175,460,561	102,890,945	72,569,616	-
Health Care	47,372,981	7,508,696	39,864,285	-
Industrials	79,915,582	39,467,948	40,447,634	-
Information Technology	24,209,533	13,231,796	10,977,737	-
Materials	75,363,291	34,889,510	40,473,781	-
Real Estate	8,927,544	2,805,520	6,122,024	-
Utilities	13,063,860	6,777,756	6,286,104	-

Money Market Funds	31,925,455	31,925,455	-	-
Total Investments in Securities:	587,676,065	284,836,666	302,839,399	-
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $11,417,417) - See accompanying schedule:
Unaffiliated issuers (cost $606,576,332)	$555,750,610
Fidelity Central Funds (cost $31,925,455)	31,925,455

Total Investment in Securities (cost $638,501,787)		$587,676,065
Foreign currency held at value (cost $37)		37
Receivable for fund shares sold		553,794
Dividends receivable		1,770,616
Reclaims receivable		1,834,662
Distributions receivable from Fidelity Central Funds		33,183
Prepaid expenses		946
Receivable from investment adviser for expense reductions		14,550
Total assets		591,883,853
Liabilities
Payable for fund shares redeemed	$244,787
Accrued management fee	386,328
Distribution and service plan fees payable	5,638
Other affiliated payables	102,770
Other payables and accrued expenses	73,663
Collateral on securities loaned	12,898,750
Total Liabilities		13,711,936
Net Assets		$578,171,917
Net Assets consist of:
Paid in capital		$697,136,367
Total accumulated earnings (loss)		(118,964,450)
Net Assets		$578,171,917

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($12,080,104 ÷ 1,580,987 shares) (a)		$7.64
Maximum offering price per share (100/94.25 of $7.64)		$8.11
Class M :
Net Asset Value and redemption price per share ($3,497,832 ÷ 458,215 shares) (a)		$7.63
Maximum offering price per share (100/96.50 of $7.63)		$7.91
Class C :
Net Asset Value and offering price per share ($2,189,510 ÷ 286,545 shares) (a)		$7.64
International Value :
Net Asset Value , offering price and redemption price per share ($367,477,684 ÷ 48,046,433 shares)		$7.65
Class I :
Net Asset Value , offering price and redemption price per share ($74,750,846 ÷ 9,757,656 shares)		$7.66
Class Z :
Net Asset Value , offering price and redemption price per share ($118,175,941 ÷ 15,428,699 shares)		$7.66
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$20,777,554
Non-Cash dividends		2,255,133
Income from Fidelity Central Funds (including $133,173 from security lending)		348,709
Income before foreign taxes withheld		23,381,396
Less foreign taxes withheld		(1,820,460)
Total Income		21,560,936
Expenses
Management fee
Basic fee	$3,515,257
Performance adjustment	838,036
Transfer agent fees	863,032
Distribution and service plan fees	78,535
Accounting fees	260,386
Custodian fees and expenses	57,530
Independent trustees' fees and expenses	1,776
Registration fees	142,213
Audit	69,913
Legal	663
Miscellaneous	2,680
Total expenses before reductions	5,830,021
Expense reductions	(395,200)
Total expenses after reductions		5,434,821
Net Investment income (loss)		16,126,115
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(28,540,923)
Foreign currency transactions	(75,439)
Total net realized gain (loss)		(28,616,362)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(91,955,008)
Assets and liabilities in foreign currencies	(248,070)
Total change in net unrealized appreciation (depreciation)		(92,203,078)
Net gain (loss)		(120,819,440)
Net increase (decrease) in net assets resulting from operations		$(104,693,325)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,126,115	$18,097,505
Net realized gain (loss)	(28,616,362)	66,222,015
Change in net unrealized appreciation (depreciation)	(92,203,078)	94,524,515
Net increase (decrease) in net assets resulting from operations	(104,693,325)	178,844,035
Distributions to shareholders	(17,928,873)	(9,153,610)
Share transactions - net increase (decrease)	291,627,947	(191,918,258)
Total increase (decrease) in net assets	169,005,749	(22,227,833)

Net Assets
Beginning of period	409,166,168	431,394,001
End of period	$578,171,917	$409,166,168

Financial Highlights
Fidelity Advisor® International Value Fund Class A

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$9.65	$6.87	$8.25	$8.13	$9.08
Income from Investment Operations
Net investment income (loss) A,B	.24	.25 C	.13	.25	.21
Net realized and unrealized gain (loss)	(1.87)	2.66	(1.24)	.08	(1.04)
Total from investment operations	(1.63)	2.91	(1.11)	.33	(.83)
Distributions from net investment income	(.38)	(.13)	(.24)	(.21)	(.10)
Distributions from net realized gain	-	-	(.03)	-	(.01)
Total distributions	(.38)	(.13)	(.27)	(.21)	(.12) D
Redemption fees added to paid in capital A	-	-	-	-	- E
Net asset value, end of period	$7.64	$9.65	$6.87	$8.25	$8.13
Total Return F,G	(17.43)%	42.56%	(14.01)%	4.38%	(9.30)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.46%	1.37%	1.30%	1.14%	1.23%
Expenses net of fee waivers, if any	1.30%	1.33%	1.30%	1.13%	1.23%
Expenses net of all reductions	1.30%	1.33%	1.28%	1.12%	1.21%
Net investment income (loss)	2.85%	2.77% C	1.71%	3.19%	2.36%
Supplemental Data
Net assets, end of period (000 omitted)	$12,080	$10,566	$5,947	$7,806	$7,887
Portfolio turnover rate J	25%	29% K	36%	47%	55%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.73%.

D Total distributions per share do not sum due to rounding.

E Amount represents less than $.005 per share.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the sales charges.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® International Value Fund Class M

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$9.63	$6.86	$8.24	$8.11	$9.06
Income from Investment Operations
Net investment income (loss) A,B	.22	.23 C	.11	.23	.18
Net realized and unrealized gain (loss)	(1.87)	2.65	(1.25)	.08	(1.04)
Total from investment operations	(1.65)	2.88	(1.14)	.31	(.86)
Distributions from net investment income	(.35)	(.11)	(.21)	(.18)	(.08)
Distributions from net realized gain	-	-	(.03)	-	(.01)
Total distributions	(.35)	(.11)	(.24)	(.18)	(.09)
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$7.63	$9.63	$6.86	$8.24	$8.11
Total Return E,F	(17.65)%	42.20%	(14.29)%	4.11%	(9.59)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.72%	1.62%	1.57%	1.44%	1.56%
Expenses net of fee waivers, if any	1.55%	1.58%	1.57%	1.43%	1.55%
Expenses net of all reductions	1.55%	1.58%	1.55%	1.42%	1.54%
Net investment income (loss)	2.60%	2.51% C	1.44%	2.89%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$3,498	$4,375	$2,884	$3,756	$3,920
Portfolio turnover rate I	25%	29% J	36%	47%	55%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.48%.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® International Value Fund Class C

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$9.60	$6.85	$8.22	$8.08	$9.04
Income from Investment Operations
Net investment income (loss) A,B	.18	.18 C	.07	.19	.14
Net realized and unrealized gain (loss)	(1.87)	2.65	(1.24)	.08	(1.04)
Total from investment operations	(1.69)	2.83	(1.17)	.27	(.90)
Distributions from net investment income	(.27)	(.08)	(.17)	(.13)	(.04)
Distributions from net realized gain	-	-	(.03)	-	(.01)
Total distributions	(.27)	(.08)	(.20)	(.13)	(.06) D
Redemption fees added to paid in capital A	-	-	-	-	- E
Net asset value, end of period	$7.64	$9.60	$6.85	$8.22	$8.08
Total Return F,G	(18.01)%	41.45%	(14.67)%	3.53%	(10.06)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	2.23%	2.12%	2.07%	1.93%	2.04%
Expenses net of fee waivers, if any	2.05%	2.09%	2.07%	1.92%	2.04%
Expenses net of all reductions	2.05%	2.09%	2.05%	1.91%	2.02%
Net investment income (loss)	2.09%	2.00% C	.94%	2.40%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$2,190	$3,177	$2,947	$3,839	$5,339
Portfolio turnover rate J	25%	29% K	36%	47%	55%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .97%.

D Total distributions per share do not sum due to rounding.

E Amount represents less than $.005 per share.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the contingent deferred sales charge.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® International Value Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$9.66	$6.87	$8.25	$8.14	$9.09
Income from Investment Operations
Net investment income (loss) A,B	.26	.28 C	.15	.28	.24
Net realized and unrealized gain (loss)	(1.86)	2.66	(1.23)	.07	(1.04)
Total from investment operations	(1.60)	2.94	(1.08)	.35	(.80)
Distributions from net investment income	(.41)	(.15)	(.27)	(.24)	(.14)
Distributions from net realized gain	-	-	(.03)	-	(.01)
Total distributions	(.41)	(.15)	(.30)	(.24)	(.15)
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$7.65	$9.66	$6.87	$8.25	$8.14
Total Return E	(17.20)%	43.08%	(13.70)%	4.65%	(8.95)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.13%	1.01%	.94%	.79%	.89%
Expenses net of fee waivers, if any	1.05%	1.01%	.94%	.78%	.89%
Expenses net of all reductions	1.05%	1.01%	.92%	.78%	.87%
Net investment income (loss)	3.10%	3.09% C	2.07%	3.54%	2.70%
Supplemental Data
Net assets, end of period (000 omitted)	$367,478	$372,441	$406,661	$442,816	$433,015
Portfolio turnover rate H	25%	29% I	36%	47%	55%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.05%.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® International Value Fund Class I

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$9.67	$6.88	$8.26	$8.15	$9.10
Income from Investment Operations
Net investment income (loss) A,B	.25	.28 C	.15	.27	.23
Net realized and unrealized gain (loss)	(1.86)	2.66	(1.24)	.08	(1.04)
Total from investment operations	(1.61)	2.94	(1.09)	.35	(.81)
Distributions from net investment income	(.40)	(.15)	(.26)	(.24)	(.13)
Distributions from net realized gain	-	-	(.03)	-	(.01)
Total distributions	(.40)	(.15)	(.29)	(.24)	(.14)
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$7.66	$9.67	$6.88	$8.26	$8.15
Total Return E	(17.23)%	43.05%	(13.75)%	4.57%	(9.04)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.09%	1.07%	.98%	.86%	.97%
Expenses net of fee waivers, if any	1.04%	1.05%	.98%	.85%	.97%
Expenses net of all reductions	1.04%	1.05%	.97%	.85%	.95%
Net investment income (loss)	3.10%	3.05% C	2.03%	3.47%	2.62%
Supplemental Data
Net assets, end of period (000 omitted)	$74,751	$6,661	$10,406	$8,495	$6,779
Portfolio turnover rate H	25%	29% I	36%	47%	55%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.01%.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® International Value Fund Class Z

Years ended October 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$9.67	$6.87	$8.25	$8.14	$8.81
Income from Investment Operations
Net investment income (loss) B,C	.26	.30 D	.16	.29	.01
Net realized and unrealized gain (loss)	(1.86)	2.65	(1.23)	.08	(.68)
Total from investment operations	(1.60)	2.95	(1.07)	.37	(.67)
Distributions from net investment income	(.41)	(.15)	(.28)	(.26)	-
Distributions from net realized gain	-	-	(.03)	-	-
Total distributions	(.41)	(.15)	(.31)	(.26)	-
Redemption fees added to paid in capital B	-	-	-	-	- E
Net asset value, end of period	$7.66	$9.67	$6.87	$8.25	$8.14
Total Return F,G	(17.13)%	43.35%	(13.58)%	4.84%	(7.60)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.94%	.89%	.82%	.67%	.84% J
Expenses net of fee waivers, if any	.89%	.89%	.82%	.67%	.84% J
Expenses net of all reductions	.89%	.89%	.81%	.66%	.82% J
Net investment income (loss)	3.25%	3.21% D	2.19%	3.66%	1.58% J
Supplemental Data
Net assets, end of period (000 omitted)	$118,176	$11,946	$2,549	$2,249	$92
Portfolio turnover rate K	25%	29% L	36%	47%	55% J

A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.17%.

E Amount represents less than $.005 per share.

F Total returns for periods of less than one year are not annualized.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Annualized

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

L Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule Of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$27,058,895
Gross unrealized depreciation	(89,328,898)
Net unrealized appreciation (depreciation)	$(62,270,003)
Tax Cost	$649,946,068

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,851,727
Capital loss carryforward	$(67,297,115)
Net unrealized appreciation (depreciation) on securities and other investments	$(62,519,062)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(27,230,182)
Long-term	(40,066,933)
Total capital loss carryforward	$(67,297,115)

Due to large redemptions in a prior period, approximately $38,643,007 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $5,836,972 of those capital losses per year to offset capital gains.

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$17,928,873	$9,153,610
Total	$17,928,873	$9,153,610

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Value Fund	399,822,058	123,878,146

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Value as compared to its benchmark index, the MSCI EAFE Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .84% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$30,588	$ 1,469
Class M	.25%	.25%	19,828	-
Class C	.75%	.25%	28,119	4,643
			$78,535	$6,112

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions.   The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$8,708
Class M	168
Class C A	182
$9,058
A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$32,618.27
Class M	10,638.27
Class C	7,591.27
International Value	716,271.18
Class I	70,960.19
Class Z	24,954.04
	$863,032

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity International Value Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Value Fund	$560

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Value Fund	11,685,318	3,379,263	(554,303)

Prior Fiscal Year Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity International Value Fund	25,377,058	57,480,336	238,544,345	Class Z

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity International Value Fund	$874

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Value Fund	$14,184	$-	$-

8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 29, 2024. Some expenses, for example   the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.30%	$19,858
Class M	1.55%	6,708
Class C	2.05%	4,939
International Value	1.05%	302,884
Class I	1.05%	15,990
Class Z	.90%	28,246
		$378,625

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses.   During the period, custodian credits reduced the Fund's expenses by $187.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $16,388.

9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity International Value Fund
Distributions to shareholders
Class A	$431,993	$106,686
Class M	159,041	46,945
Class C	89,688	32,999
International Value	16,448,559	8,705,034
Class I	270,723	210,394
Class Z	528,869	51,552
Total	$17,928,873	$9,153,610

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity International Value Fund
Class A
Shares sold	816,905	379,781	$ 7,279,150	$ 3,507,076
Reinvestment of distributions	47,745	12,439	425,405	104,422
Shares redeemed	(378,549)	(163,522)	(3,283,758)	(1,470,744)
Net increase (decrease)	486,101	228,698	$4,420,797	$2,140,754
Class M
Shares sold	71,311	71,451	$ 629,674	$ 640,857
Reinvestment of distributions	17,121	5,424	152,718	45,591
Shares redeemed	(84,453)	(43,156)	(750,679)	(385,663)
Net increase (decrease)	3,979	33,719	$31,713	$300,785
Class C
Shares sold	59,969	92,170	$543,223	$842,206
Reinvestment of distributions	9,999	3,921	89,688	32,999
Shares redeemed	(114,149)	(195,756)	(968,490)	(1,803,534)
Net increase (decrease)	(44,181)	(99,665)	$(335,579)	$(928,329)
International Value
Shares sold	32,895,367	13,959,911	$280,320,847	$129,814,337
Reinvestment of distributions	1,569,596	534,908	13,969,404	4,484,422
Shares redeemed	(24,973,804)	(35,146,329)	(203,231,278)	(331,246,581)
Net increase (decrease)	9,491,159	(20,651,510)	$91,058,973	$(196,947,822)
Class I
Shares sold	11,031,616	2,362,565	$92,417,643	$ 22,186,695
Reinvestment of distributions	29,506	24,378	263,195	204,597
Shares redeemed	(1,992,300)	(3,211,043)	(15,704,798)	(29,755,410)
Net increase (decrease)	9,068,822	(824,100)	$76,976,040	$7,364,118)
Class Z
Shares sold	17,947,816	28,776,748	$150,148,371	$272,875,410
Reinvestment of distributions	56,409	5,969	502,041	50,000
Shares redeemed	(3,811,522)	(27,917,700)	(31,174,409)	(262,044,938)
Net increase (decrease)	14,192,703	865,017	$119,476,003	$10,880,472

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity International Value Fund	21%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Value Fund
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 14, 2022
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022
Fidelity® International Value Fund
Class A	1.30%
Actual		$ 1,000	$ 887.30	$ 6.18
Hypothetical- B		$ 1,000	$ 1,018.65	$ 6.61
Class M	1.55%
Actual		$ 1,000	$ 885.20	$ 7.37
Hypothetical- B		$ 1,000	$ 1,017.39	$ 7.88
Class C	2.05%
Actual		$ 1,000	$ 883.20	$ 9.73
Hypothetical- B		$ 1,000	$ 1,014.87	$ 10.41
Fidelity® International Value Fund	1.05%
Actual		$ 1,000	$ 888.50	$ 5.00
Hypothetical- B		$ 1,000	$ 1,019.91	$ 5.35
Class I	1.05%
Actual		$ 1,000	$ 887.60	$ 5.00
Hypothetical- B		$ 1,000	$ 1,019.91	$ 5.35
Class Z	.90%
Actual		$ 1,000	$ 888.60	$ 4.28
Hypothetical- B		$ 1,000	$ 1,020.67	$ 4.58

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
Class A designates 92%; Class M designates 99%; Class C designates 100%; International Value designates 87%; Class I designates 88%; and Class Z designates 86%; of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
	Pay Date	Income	Taxes
Fidelity International Value Fund
Class A	12/06/21	$0.4236	$0.0416
Class M	12/06/21	$0.3926	$0.0416
Class C	12/06/21	$0.3126	$0.0416
International Value	12/06/21	$0.4466	$0.0416
Class I	12/06/21	$0.4416	$0.0416
Class Z	12/06/21	$0.4526	$0.0416

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity International Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of the representative class (retail class), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.30%, 1.55%, 2.05%, 1.05%, 0.90%, and 1.05% through February 28, 2023.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.827482.116
FIV-ANN-1222
Fidelity® International Growth Fund

Annual Report
October 31, 2022
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-32.14%	1.73%	5.37%
Class M (incl.3.50% sales charge)	-30.70%	1.91%	5.31%
Class C (incl. contingent deferred sales charge)	-29.28%	2.14%	5.35%
Fidelity® International Growth Fund	-27.79%	3.23%	6.30%
Class I	-27.78%	3.24%	6.32%
Class Z	-27.68%	3.37%	6.45%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Growth Fund, a class of the fund,  on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.

26,000
22,500
20,000
17,500
15,000
12,500
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values

$18,424 Fidelity® International Growth Fund

$16,696 MSCI EAFE Growth Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Portfolio Manager Jed Weiss:
For the fiscal year ending October 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned about -29% to -28%, largely outperforming the -29.48% result of the benchmark MSCI EAFE Growth Index. By region, non-benchmark exposure to the U.S. and security selection in Europe ex U.K., primarily driven by France, contributed most to the fund's relative result this period. By sector, the top contributors to performance versus the benchmark were stock picks and an underweighting in consumer discretionary. Strong investment choices among information technology stocks, especially in the software & services industry, also helped. Further boosting the portfolio's relative result was security selection in materials. A non-benchmark position in Linde was the fund's top individual relative contributor, driven by a result of roughly -6%. This was among the portfolio's biggest holdings on October 31. The portfolio's out-of-benchmark stake in Marsh & McLennan, one of our largest holdings, returned -2%. Avoiding Sea, a benchmark component that returned about -86%, bolstered relative performance as well. In contrast, an underweighting and stock picks in Japan and Asia Pacific ex Japan - namely Australia - hindered the fund's relative return. By sector, the largest detractor from performance versus the benchmark was an overweighting in information technology. Smaller-than-benchmark exposure and picks among health care firms, primarily within the pharmaceuticals, biotechnology & life sciences industry, also hampered the fund's relative performance. An underweighting in consumer staples, especially within the food, beverage & tobacco industry, pressured performance as well. The portfolio's biggest individual relative detractor was an overweighting in Recruit Holdings, which returned -53% the past year and was among our largest holdings. Another notable relative detractor this period was avoiding Novo-Nordisk, a benchmark component that gained 1%. Further holding back performance was an outsized stake in ASML Holding, which returned approximately -41% and was another of the fund's biggest holdings. Notable geographic changes in positioning include a higher allocation to France and the U.K. By sector, meaningful shifts include greater exposure to consumer discretionary and materials stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Nestle SA (Reg. S) (Switzerland, Food Products)	5.7
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	4.8
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	4.6
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	4.6
Linde PLC (Germany, Chemicals)	3.6
Marsh & McLennan Companies, Inc. (United States of America, Insurance)	3.2
Keyence Corp. (Japan, Electronic Equipment & Components)	3.0
Atlas Copco AB (A Shares) (Sweden, Machinery)	2.5
Amadeus IT Holding SA Class A (Spain, IT Services)	2.5
Recruit Holdings Co. Ltd. (Japan, Professional Services)	2.3
36.8

Market Sectors (% of Fund's net assets)

Industrials	27.0
Information Technology	21.2
Financials	13.2
Consumer Discretionary	9.7
Health Care	9.6
Materials	7.2
Consumer Staples	6.3
Communication Services	2.8
Energy	1.0
Real Estate	0.5

Asset Allocation (% of Fund's net assets)

Foreign investments - 79.8%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 98.2%
	Shares	Value ($)
Bailiwick of Jersey - 1.6%
Experian PLC	1,925,500	61,395,099
Belgium - 0.7%
Azelis Group NV	542,793	12,423,376
UCB SA	179,600	13,546,014
TOTAL BELGIUM		25,969,390
Canada - 3.4%
CAE, Inc. (a)	1,208,300	23,060,007
Canadian Pacific Railway Ltd.	997,600	74,368,742
Franco-Nevada Corp.	263,780	32,592,276
TOTAL CANADA		130,021,025
Denmark - 0.9%
Vestas Wind Systems A/S	1,729,400	34,092,815
Finland - 0.5%
Kone OYJ (B Shares)	456,700	18,699,948
France - 9.8%
Edenred SA	836,979	42,978,428
Lectra	336,961	10,789,255
Legrand SA	785,300	59,843,555
LVMH Moet Hennessy Louis Vuitton SE	277,100	174,848,685
Safran SA	727,600	81,032,802
TOTAL FRANCE		369,492,725
Germany - 5.6%
Deutsche Borse AG	350,500	56,998,229
Linde PLC	449,979	134,585,958
Vonovia SE	949,910	21,003,096
TOTAL GERMANY		212,587,283
Hong Kong - 2.5%
AIA Group Ltd.	10,988,000	83,231,837
Hong Kong Exchanges and Clearing Ltd.	437,500	11,612,833
TOTAL HONG KONG		94,844,670
India - 1.8%
Housing Development Finance Corp. Ltd.	1,013,378	30,234,851
Kotak Mahindra Bank Ltd.	863,600	19,842,039
Reliance Industries Ltd.	320,000	9,855,907
Reliance Industries Ltd. sponsored GDR (b)	140,900	8,601,945
TOTAL INDIA		68,534,742
Ireland - 1.7%
CRH PLC sponsored ADR (c)	1,811,366	65,589,563
Italy - 1.4%
Interpump Group SpA	625,126	24,204,651
Prada SpA	6,053,900	27,571,538
TOTAL ITALY		51,776,189
Japan - 13.2%
Azbil Corp.	1,601,470	43,565,326
FANUC Corp.	209,700	27,439,587
Hoya Corp.	786,700	73,408,403
Keyence Corp.	302,148	114,442,149
Lasertec Corp.	319,800	44,935,397
Misumi Group, Inc.	2,323,985	49,700,880
OSG Corp.	682,400	8,687,469
Recruit Holdings Co. Ltd.	2,788,800	85,814,637
SHO-BOND Holdings Co. Ltd.	630,200	27,294,045
USS Co. Ltd.	1,546,600	23,371,399
TOTAL JAPAN		498,659,292
Kenya - 0.5%
Safaricom Ltd.	85,504,800	17,685,789
Netherlands - 8.0%
Aalberts Industries NV	225,000	7,822,493
Airbus Group NV	783,500	84,777,659
ASML Holding NV (Netherlands)	386,900	181,489,823
IMCD NV	226,600	29,402,987
TOTAL NETHERLANDS		303,492,962
New Zealand - 0.3%
Auckland International Airport Ltd. (a)	2,554,140	11,434,323
Norway - 0.6%
Adevinta ASA Class B (a)	1,400,258	9,589,932
Schibsted ASA (B Shares)	826,300	12,263,972
TOTAL NORWAY		21,853,904
South Africa - 0.3%
Clicks Group Ltd.	575,738	9,755,615
Spain - 3.1%
Amadeus IT Holding SA Class A (a)	1,778,300	92,747,777
Cellnex Telecom SA (b)	722,003	23,631,346
TOTAL SPAIN		116,379,123
Sweden - 6.1%
ASSA ABLOY AB (B Shares)	3,939,911	79,555,003
Atlas Copco AB (A Shares) (c)	8,874,000	94,714,454
Epiroc AB (A Shares) (c)	3,324,900	50,899,092
Lagercrantz Group AB (B Shares)	429,100	3,682,319
TOTAL SWEDEN		228,850,868
Switzerland - 10.7%
Nestle SA (Reg. S)	1,961,649	213,542,762
Roche Holding AG (participation certificate)	525,513	174,364,261
Schindler Holding AG:
(participation certificate)	81,338	13,260,527
(Reg.)	18,350	2,888,061
TOTAL SWITZERLAND		404,055,611
Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	3,458,000	41,532,198
United Kingdom - 5.7%
BAE Systems PLC	3,500,000	32,737,495
Compass Group PLC	3,703,000	77,991,944
Dechra Pharmaceuticals PLC	431,600	12,967,923
InterContinental Hotel Group PLC ADR (c)	626,970	34,383,035
Rightmove PLC	4,078,500	22,966,831
Spectris PLC	993,957	34,424,071
TOTAL UNITED KINGDOM		215,471,299
United States of America - 18.7%
Alphabet, Inc. Class A (a)	214,720	20,293,187
Autoliv, Inc.	379,469	30,490,334
Lam Research Corp.	41,166	16,663,173
Marsh & McLennan Companies, Inc.	741,351	119,720,773
MasterCard, Inc. Class A	199,300	65,406,274
Moody's Corp.	194,500	51,517,215
MSCI, Inc.	155,800	73,048,388
NICE Ltd. sponsored ADR (a)	277,700	52,732,453
NOV, Inc.	910,000	20,384,000
Otis Worldwide Corp.	305,000	21,545,200
PriceSmart, Inc.	191,886	12,274,947
ResMed, Inc.	382,400	85,539,056
S&P Global, Inc.	159,200	51,143,000
Sherwin-Williams Co.	181,700	40,887,951
Visa, Inc. Class A	219,160	45,401,186
TOTAL UNITED STATES OF AMERICA		707,047,137
TOTAL COMMON STOCKS (Cost $3,055,313,916)		3,709,221,570

Convertible Preferred Stocks - 0.3%
	Shares	Value ($)
China - 0.3%
ByteDance Ltd. Series E1 (a)(d)(e) (Cost $6,992,915)	63,819	10,020,859

Money Market Funds - 1.5%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (f)	21,702,459	21,706,800
Fidelity Securities Lending Cash Central Fund 3.10% (f)(g)	34,810,217	34,813,698
TOTAL MONEY MARKET FUNDS (Cost $56,519,785)		56,520,498

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $3,118,826,616)	3,775,762,927
NET OTHER ASSETS (LIABILITIES) - 0.0%	(897,224)
NET ASSETS - 100.0%	3,774,865,703

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $32,233,291 or 0.9% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,020,859 or 0.3% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ByteDance Ltd. Series E1	11/18/20	6,992,915

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	127,214,961	784,555,575	890,063,736	886,163	-	-	21,706,800	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	70,248,753	641,355,599	676,790,654	177,440	-	-	34,813,698	0.1%
Total	197,463,714	1,425,911,174	1,566,854,390	1,063,603	-	-	56,520,498

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	106,431,057	59,832,880	46,598,177	-
Consumer Discretionary	368,656,935	115,816,306	252,840,629	-
Consumer Staples	235,573,324	22,030,562	213,542,762	-
Energy	38,841,852	38,841,852	-	-
Financials	497,349,165	345,506,266	151,842,899	-
Health Care	359,825,657	185,461,396	174,364,261	-
Industrials	1,017,094,907	306,092,761	711,002,146	-
Information Technology	800,810,688	430,084,634	360,705,195	10,020,859
Materials	273,655,748	273,655,748	-	-
Real Estate	21,003,096	-	21,003,096	-

Money Market Funds	56,520,498	56,520,498	-	-
Total Investments in Securities:	3,775,762,927	1,833,842,903	1,931,899,165	10,020,859
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $32,918,686) - See accompanying schedule:
Unaffiliated issuers (cost $3,062,306,831)	$3,719,242,429
Fidelity Central Funds (cost $56,519,785)	56,520,498

Total Investment in Securities (cost $3,118,826,616)		$3,775,762,927
Foreign currency held at value (cost $2,303,341)		2,292,359
Receivable for investments sold		33,593,254
Receivable for fund shares sold		2,937,808
Dividends receivable		3,354,217
Reclaims receivable		10,577,295
Distributions receivable from Fidelity Central Funds		125,757
Prepaid expenses		6,394
Total assets		3,828,650,011
Liabilities
Payable for investments purchased	$8,378,224
Payable for fund shares redeemed	6,514,763
Accrued management fee	2,595,998
Distribution and service plan fees payable	70,448
Other affiliated payables	582,919
Other payables and accrued expenses	828,961
Collateral on securities loaned	34,812,995
Total Liabilities		53,784,308
Net Assets		$3,774,865,703
Net Assets consist of:
Paid in capital		$3,069,945,003
Total accumulated earnings (loss)		704,920,700
Net Assets		$3,774,865,703

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($157,489,773 ÷ 10,577,276 shares) (a)		$14.89
Maximum offering price per share (100/94.25 of $14.89)		$15.80
Class M :
Net Asset Value and redemption price per share ($26,250,325 ÷ 1,775,156 shares) (a)		$14.79
Maximum offering price per share (100/96.50 of $14.79)		$15.33
Class C :
Net Asset Value and offering price per share ($33,574,802 ÷ 2,342,165 shares) (a)		$14.33
International Growth :
Net Asset Value , offering price and redemption price per share ($1,194,441,759 ÷ 79,369,637 shares)		$15.05
Class I :
Net Asset Value , offering price and redemption price per share ($1,373,849,856 ÷ 91,534,800 shares)		$15.01
Class Z :
Net Asset Value , offering price and redemption price per share ($989,259,188 ÷ 65,727,861 shares)		$15.05
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$65,023,883
Income from Fidelity Central Funds (including $177,440 from security lending)		1,063,603
Income before foreign taxes withheld		66,087,486
Less foreign taxes withheld		(5,636,348)
Total Income		60,451,138
Expenses
Management fee
Basic fee	$31,014,398
Performance adjustment	5,688,467
Transfer agent fees	6,343,629
Distribution and service plan fees	1,096,374
Accounting fees	1,519,544
Custodian fees and expenses	308,535
Independent trustees' fees and expenses	16,011
Registration fees	258,740
Audit	78,176
Legal	6,231
Miscellaneous	21,285
Total expenses before reductions	46,351,390
Expense reductions	(150,380)
Total expenses after reductions		46,201,010
Net Investment income (loss)		14,250,128
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $9,469)	86,142,556
Foreign currency transactions	(309,841)
Total net realized gain (loss)		85,832,715
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $877,671)	(1,634,527,918)
Assets and liabilities in foreign currencies	(1,148,574)
Total change in net unrealized appreciation (depreciation)		(1,635,676,492)
Net gain (loss)		(1,549,843,777)
Net increase (decrease) in net assets resulting from operations		$(1,535,593,649)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,250,128	$4,242,975
Net realized gain (loss)	85,832,715	264,105,804
Change in net unrealized appreciation (depreciation)	(1,635,676,492)	1,069,199,466
Net increase (decrease) in net assets resulting from operations	(1,535,593,649)	1,337,548,245
Distributions to shareholders	(105,083,685)	(6,966,212)
Share transactions - net increase (decrease)	(1,611,089)	(198,851,542)
Total increase (decrease) in net assets	(1,642,288,423)	1,131,730,491

Net Assets
Beginning of period	5,417,154,126	4,285,423,635
End of period	$3,774,865,703	$5,417,154,126

Financial Highlights
Fidelity Advisor® International Growth Fund Class A

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$21.04	$16.06	$15.03	$12.47	$13.34
Income from Investment Operations
Net investment income (loss) A,B	- C	(.04)	(.01)	.15	.09
Net realized and unrealized gain (loss)	(5.80)	5.02	1.16	2.48	(.90)
Total from investment operations	(5.80)	4.98	1.15	2.63	(.81)
Distributions from net investment income	(.03)	-	(.12)	(.07)	(.04)
Distributions from net realized gain	(.32)	-	-	-	(.02)
Total distributions	(.35)	-	(.12)	(.07)	(.06)
Net asset value, end of period	$14.89	$21.04	$16.06	$15.03	$12.47
Total Return D,E	(28.00)%	31.01%	7.66%	21.25%	(6.12)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.30%	1.28%	1.30%	1.28%	1.24%
Expenses net of fee waivers, if any	1.30%	1.28%	1.30%	1.28%	1.23%
Expenses net of all reductions	1.30%	1.28%	1.29%	1.27%	1.22%
Net investment income (loss)	.02%	(.20)%	(.08)%	1.14%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$157,490	$232,527	$174,561	$164,247	$138,802
Portfolio turnover rate H	22%	21%	23%	21%	34%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the sales charges.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® International Growth Fund Class M

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$20.92	$16.01	$14.99	$12.43	$13.30
Income from Investment Operations
Net investment income (loss) A,B	(.04)	(.09)	(.06)	.11	.05
Net realized and unrealized gain (loss)	(5.77)	5.00	1.15	2.48	(.90)
Total from investment operations	(5.81)	4.91	1.09	2.59	(.85)
Distributions from net investment income	-	-	(.07)	(.03)	(.01)
Distributions from net realized gain	(.32)	-	-	-	(.02)
Total distributions	(.32)	-	(.07)	(.03)	(.02) C
Net asset value, end of period	$14.79	$20.92	$16.01	$14.99	$12.43
Total Return D,E	(28.18)%	30.67%	7.27%	20.92%	(6.40)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.57%	1.55%	1.59%	1.58%	1.54%
Expenses net of fee waivers, if any	1.57%	1.55%	1.59%	1.58%	1.53%
Expenses net of all reductions	1.57%	1.55%	1.58%	1.58%	1.52%
Net investment income (loss)	(.25)%	(.48)%	(.37)%	.83%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$26,250	$38,761	$30,353	$28,534	$26,479
Portfolio turnover rate H	22%	21%	23%	21%	34%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the sales charges.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® International Growth Fund Class C

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$20.39	$15.68	$14.68	$12.20	$13.10
Income from Investment Operations
Net investment income (loss) A,B	(.13)	(.18)	(.13)	.05	(.01)
Net realized and unrealized gain (loss)	(5.61)	4.89	1.13	2.43	(.89)
Total from investment operations	(5.74)	4.71	1.00	2.48	(.90)
Distributions from net realized gain	(.32)	-	-	-	-
Total distributions	(.32)	-	-	-	-
Net asset value, end of period	$14.33	$20.39	$15.68	$14.68	$12.20
Total Return C,D	(28.58)%	30.04%	6.81%	20.33%	(6.87)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	2.07%	2.05%	2.07%	2.04%	1.99%
Expenses net of fee waivers, if any	2.06%	2.05%	2.07%	2.04%	1.99%
Expenses net of all reductions	2.06%	2.05%	2.06%	2.03%	1.98%
Net investment income (loss)	(.74)%	(.97)%	(.85)%	.38%	(.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$33,575	$58,867	$55,013	$57,291	$60,489
Portfolio turnover rate G	22%	21%	23%	21%	34%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® International Growth Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$21.26	$16.20	$15.16	$12.57	$13.45
Income from Investment Operations
Net investment income (loss) A,B	.05	.02	.03	.19	.13
Net realized and unrealized gain (loss)	(5.85)	5.06	1.17	2.51	(.92)
Total from investment operations	(5.80)	5.08	1.20	2.70	(.79)
Distributions from net investment income	(.09)	(.02)	(.16)	(.11)	(.08)
Distributions from net realized gain	(.32)	-	-	-	(.02)
Total distributions	(.41)	(.02)	(.16)	(.11)	(.09) C
Net asset value, end of period	$15.05	$21.26	$16.20	$15.16	$12.57
Total Return D	(27.79)%	31.38%	7.93%	21.66%	(5.89)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.01%	.99%	1.01%	.99%	.95%
Expenses net of fee waivers, if any	1.01%	.99%	1.01%	.99%	.95%
Expenses net of all reductions	1.01%	.99%	1.00%	.99%	.94%
Net investment income (loss)	.31%	.09%	.21%	1.42%	.93%
Supplemental Data
Net assets, end of period (000 omitted)	$1,194,442	$1,773,433	$1,292,392	$1,040,532	$811,101
Portfolio turnover rate G	22%	21%	23%	21%	34%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® International Growth Fund Class I

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$21.20	$16.16	$15.13	$12.55	$13.43
Income from Investment Operations
Net investment income (loss) A,B	.05	.01	.03	.20	.13
Net realized and unrealized gain (loss)	(5.83)	5.05	1.16	2.49	(.91)
Total from investment operations	(5.78)	5.06	1.19	2.69	(.78)
Distributions from net investment income	(.09)	(.02)	(.16)	(.11)	(.09)
Distributions from net realized gain	(.32)	-	-	-	(.02)
Total distributions	(.41)	(.02)	(.16)	(.11)	(.10) C
Net asset value, end of period	$15.01	$21.20	$16.16	$15.13	$12.55
Total Return D	(27.78)%	31.36%	7.90%	21.64%	(5.83)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.02%	1.00%	1.01%	.97%	.93%
Expenses net of fee waivers, if any	1.02%	1.00%	1.01%	.97%	.93%
Expenses net of all reductions	1.02%	1.00%	1.00%	.97%	.92%
Net investment income (loss)	.30%	.07%	.21%	1.44%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$1,373,850	$2,035,690	$1,382,837	$953,360	$660,961
Portfolio turnover rate G	22%	21%	23%	21%	34%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® International Growth Fund Class Z

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$21.25	$16.19	$15.16	$12.57	$13.45
Income from Investment Operations
Net investment income (loss) A,B	.08	.04	.05	.22	.15
Net realized and unrealized gain (loss)	(5.85)	5.06	1.16	2.50	(.91)
Total from investment operations	(5.77)	5.10	1.21	2.72	(.76)
Distributions from net investment income	(.11)	(.04)	(.18)	(.13)	(.10)
Distributions from net realized gain	(.32)	-	-	-	(.02)
Total distributions	(.43)	(.04)	(.18)	(.13)	(.12)
Net asset value, end of period	$15.05	$21.25	$16.19	$15.16	$12.57
Total Return C	(27.68)%	31.55%	8.01%	21.85%	(5.71)%
Ratios to Average Net Assets A,D,E
Expenses before reductions	.89%	.87%	.88%	.84%	.80%
Expenses net of fee waivers, if any	.89%	.87%	.88%	.84%	.80%
Expenses net of all reductions	.89%	.87%	.87%	.84%	.79%
Net investment income (loss)	.43%	.20%	.34%	1.57%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$989,259	$1,277,877	$1,350,267	$1,082,899	$556,558
Portfolio turnover rate F	22%	21%	23%	21%	34%

A Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

B Calculated based on average shares outstanding during the period.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Growth, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 977,369,557
Gross unrealized depreciation	(333,660,893)
Net unrealized appreciation (depreciation)	$ 643,708,664
Tax Cost	$3,132,054,263

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,718,742
Undistributed long-term capital gain	$54,017,833
Net unrealized appreciation (depreciation) on securities and other investments	$642,836,722

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$ 23,472,059	$6,966,212
Long-term Capital Gains	81,611,626	-
Total	$ 105,083,685	$6,966,212

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Growth Fund	974,699,561	991,019,558

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20 % of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Growth as compared to its benchmark index, the MSCI EAFE Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$475,730	$11,569
Class M	.25%	.25%	159,332	436
Class C	.75%	.25%	461,312	37,953
			$1,096,374	$49,958

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions.   The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$45,870
Class M	3,254
Class C A	560
$49,684
A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$386,250.20
Class M	71,518.22
Class C	99,948.22
International Growth	2,406,210.16
Class I	2,910,795.17
Class Z	468,908.04
	$6,343,629

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity International Growth Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Growth Fund	$1,841

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Growth Fund	51,599,575	45,593,152	1,366,611

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity International Growth Fund	1,006

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity International Growth Fund	$8,073

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Growth Fund	$19,069	$-	$-

8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $182. In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $150,198.

9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity International Growth Fund
Distributions to shareholders
Class A	$3,874,293	$-
Class M	584,059	-
Class C	921,429	-
International Growth	34,022,956	1,609,059
Class I	39,437,200	2,023,232
Class Z	26,243,748	3,333,921
Total	$105,083,685	$6,966,212

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity International Growth Fund
Class A
Shares sold	1,571,011	2,385,837	$27,633,662	$46,164,018
Reinvestment of distributions	192,594	-	3,867,288	-
Shares redeemed	(2,239,322)	(2,203,020)	(38,758,166)	(42,705,074)
Net increase (decrease)	(475,717)	182,817	$(7,257,216)	$3,458,944
Class M
Shares sold	182,229	258,454	$ 3,218,457	$ 4,902,416
Reinvestment of distributions	29,196	-	583,619	-
Shares redeemed	(289,342)	(301,262)	(4,956,089)	(5,742,842)
Net increase (decrease)	(77,917)	(42,808)	$(1,154,013)	$(840,426)
Class C
Shares sold	235,265	395,788	$ 4,302,683	$ 7,361,117
Reinvestment of distributions	47,271	-	919,894	-
Shares redeemed	(828,106)	(1,016,374)	(13,580,412)	(19,296,231)
Net increase (decrease)	(545,570)	(620,586)	$ (8,357,835)	$ (11,935,114)
International Growth
Shares sold	16,241,408	22,536,813	$ 290,344,779	$ 438,331,710
Reinvestment of distributions	1,547,748	82,672	31,326,431	1,489,742
Shares redeemed	(21,846,639)	(18,982,578)	(372,519,642)	(366,283,627)
Net increase (decrease)	(4,057,483)	3,636,907	$ (50,848,432)	$ 73,537,825
Class I
Shares sold	27,427,945	30,921,252	$ 483,250,347	$ 598,549,169
Reinvestment of distributions	1,891,163	107,536	38,182,588	1,933,497
Shares redeemed	(33,802,275)	(20,585,127)	(571,344,966)	(404,458,678)
Net increase (decrease)	(4,483,167)	10,443,661	$ (49,912,031)	$ 196,023,988
Class Z
Shares sold	45,989,188	15,802,092	$ 767,374,148	$ 310,522,031
Reinvestment of distributions	542,351	105,898	10,966,334	1,906,164
Shares redeemed	(40,926,928)	(39,162,372)	(662,422,044)	(771,524,954)
Net increase (decrease)	5,604,611	(23,254,382)	$115,918,438	$ (459,096,759)

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Growth Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2022
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022
Fidelity® International Growth Fund
Class A	1.29%
Actual		$ 1,000	$ 892.70	$ 6.15
Hypothetical- B		$ 1,000	$ 1,018.70	$ 6.56
Class M	1.56%
Actual		$ 1,000	$ 892.00	$ 7.44
Hypothetical- B		$ 1,000	$ 1,017.34	$ 7.93
Class C	2.05%
Actual		$ 1,000	$ 889.00	$ 9.76
Hypothetical- B		$ 1,000	$ 1,014.87	$ 10.41
Fidelity® International Growth Fund	1.00%
Actual		$ 1,000	$ 894.20	$ 4.77
Hypothetical- B		$ 1,000	$ 1,020.16	$ 5.09
Class I	1.00%
Actual		$ 1,000	$ 894.00	$ 4.77
Hypothetical- B		$ 1,000	$ 1,020.16	$ 5.09
Class Z	.87%
Actual		$ 1,000	$ 894.80	$ 4.16
Hypothetical- B		$ 1,000	$ 1,020.82	$ 4.43

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2022, $86,405,831, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 33%; International Growth designates 17%, Class I designates 18%, and Class Z designates 15%, of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, International Growth, Class I, and Class Z designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
	Pay Date	Income	Taxes
Fidelity International Growth Fund
Class A	12/06/21	$0.0620	$0.0280
Class M	12/06/21	$0.0000	$0.0000
Class C	12/06/21	$0.0000	$0.0000
International Growth	12/06/21	$0.1190	$0.0280
Class I	12/06/21	$0.1170	$0.0280
Class Z	12/06/21	$0.1390	$0.0280

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Growth Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity International Growth Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of the representative class (retail class), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median and above the ASPG competitive median for the 12-month period ended September 30, 2021. The Board considered that, in general, various factors can affect total expense ratios. The ASPG for the retail class is composed of funds/classes with varied types of servicing, which makes them not directly comparable. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule.  The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.912350.112
IGF-ANN-1222
Fidelity's Broadly Diversified International Equity Funds

Fidelity® Diversified International Fund
Fidelity® International Capital Appreciation Fund
Fidelity® Overseas Fund
Fidelity® Worldwide Fund

Annual Report
October 31, 2022
Includes Fidelity and Fidelity Advisor share classes

Contents

Fidelity® Diversified International Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® International Capital Appreciation Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Overseas Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Worldwide Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Diversified International Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Diversified International Fund	-29.36%	1.05%	5.14%
Class K	-29.31%	1.15%	5.27%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Diversified International Fund, a class of the fund,  on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Fidelity® Diversified International Fund
Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Portfolio Manager Bill Bower:
For the fiscal year ending October 31, 2022, the fund's share classes returned about -29%, underperforming the -22.84% result of the benchmark MSCI EAFE Index (Net MA). By region, stock picks in Europe ex U.K. and Japan hurt the fund's performance relative to its benchmark. By sector, security selection in health care notably detracted, particularly in the pharmaceuticals, biotechnology & life sciences industry. Security selection in communication services and an overweighting in information technology also hurt. Not owning Shell, a benchmark component that gained about 25%, was one of the fund's largest individual relative detractors. A second notable relative detractor was our outsized position in Schibsted (-69%), a position that was sold the past 12 months. Avoiding TotalEnergies, a benchmark component that gained roughly 15%, also hurt relative performance. Conversely, non-benchmark allocations to Canada and the U.S. contributed meaningfully to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was an underweighting in real estate. Stock selection and an overweighting in energy and an underweighting in consumer discretionary moderately lifted the fund's relative result. Lastly, the fund's non-benchmark position in cash was a notable contributor. Canadian National Resources, the fund's top individual contributor, rose about 49% this period. This was among the biggest holdings as of October 31. Another notable contributor this period was an out-of-benchmark stake in Schlumberger. The fund's shares in Schlumberger gained 64% the past 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Diversified International Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.4
Nestle SA (Reg. S) (Switzerland, Food Products)	3.1
ASML Holding NV (Netherlands, Semiconductors & Semiconductor Equipment)	2.6
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.3
Hoya Corp. (Japan, Health Care Equipment & Supplies)	2.0
Canadian Natural Resources Ltd. (Canada, Oil, Gas & Consumable Fuels)	1.8
AIA Group Ltd. (Hong Kong, Insurance)	1.7
RELX PLC (Euronext N.V.) (United Kingdom, Professional Services)	1.6
Linde PLC (Germany, Chemicals)	1.6
HDFC Bank Ltd. (India, Banks)	1.4
21.5

Market Sectors (% of Fund's net assets)

Industrials	19.9
Financials	19.5
Information Technology	14.7
Health Care	13.5
Consumer Discretionary	7.9
Consumer Staples	6.6
Materials	5.9
Energy	5.7
Communication Services	1.2
Real Estate	0.6

Asset Allocation (% of Fund's net assets)

Foreign investments - 90.2%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® Diversified International Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 95.0%
	Shares	Value ($)
Australia - 0.5%
Aristocrat Leisure Ltd.	947,269	22,461,477
Lynas Rare Earths Ltd. (a)	3,850,257	20,515,265
TOTAL AUSTRALIA		42,976,742
Bailiwick of Jersey - 2.8%
Experian PLC	1,275,361	40,665,238
Ferguson PLC	685,681	74,780,836
Glencore PLC	14,615,567	83,792,123
WPP PLC	4,550,961	40,049,143
TOTAL BAILIWICK OF JERSEY		239,287,340
Belgium - 0.9%
KBC Group NV	1,602,413	80,306,144
Bermuda - 0.5%
Hiscox Ltd.	4,169,663	42,997,672
Canada - 6.7%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	511,660	22,909,869
Canadian Natural Resources Ltd. (b)	2,585,447	155,067,989
Canadian Pacific Railway Ltd.	375,191	27,947,978
Constellation Software, Inc.	52,456	75,848,754
Fairfax India Holdings Corp. (a)(c)	1,504,837	14,085,274
First Quantum Minerals Ltd.	2,202,729	38,853,142
Franco-Nevada Corp.	388,261	47,972,969
GFL Environmental, Inc. (b)	1,252,383	33,801,817
Imperial Oil Ltd.	727,480	39,573,929
Thomson Reuters Corp.	343,179	36,498,114
Tourmaline Oil Corp. (b)	1,550,051	87,335,791
TOTAL CANADA		579,895,626
Cayman Islands - 0.9%
Anta Sports Products Ltd.	2,972,907	26,132,450
GlobalFoundries, Inc.	505,973	28,688,669
Li Ning Co. Ltd.	4,536,367	23,463,021
TOTAL CAYMAN ISLANDS		78,284,140
China - 0.3%
Kweichow Moutai Co. Ltd. (A Shares)	156,555	28,805,557
Curacao - 1.2%
Schlumberger Ltd.	1,936,829	100,773,213
Cyprus - 0.0%
Sunrisemezz Ltd. (a)	703,914	56,973
Denmark - 1.7%
Carlsberg A/S Series B	74,553	8,778,295
DSV A/S	651,231	88,164,212
Novo Nordisk A/S Series B	417,151	45,357,354
TOTAL DENMARK		142,299,861
France - 9.8%
Air Liquide SA	141,238	18,475,874
AXA SA	1,785,199	44,085,324
BNP Paribas SA	2,012,200	94,359,948
Capgemini SA	661,414	108,399,702
Dassault Systemes SA	754,970	25,305,672
Edenred SA	374,395	19,224,985
EssilorLuxottica SA	512,001	81,134,693
Legrand SA	711,222	54,198,463
LVMH Moet Hennessy Louis Vuitton SE	316,200	199,520,586
Pernod Ricard SA	551,591	96,866,013
Sartorius Stedim Biotech	84,177	26,719,960
Teleperformance	272,103	72,954,141
TOTAL FRANCE		841,245,361
Germany - 7.4%
Allianz SE	552,218	99,346,512
Bayer AG	627,684	33,004,299
Brenntag SE	380,706	23,099,852
Deutsche Borse AG	452,001	73,504,298
Deutsche Post AG	1,898,585	67,114,653
Hannover Reuck SE	316,976	51,623,853
Linde PLC	470,248	140,648,291
Merck KGaA	384,425	62,647,875
SAP SE	108,685	10,461,244
Siemens Healthineers AG (c)	891,621	40,847,458
Symrise AG	271,048	27,666,563
Synlab AG	370,833	4,775,179
TOTAL GERMANY		634,740,077
Greece - 0.1%
Piraeus Financial Holdings SA (a)	4,927,400	6,077,140
Hong Kong - 2.3%
AIA Group Ltd.	18,928,905	143,382,557
Chervon Holdings Ltd.	2,681,614	9,035,905
Hong Kong Exchanges and Clearing Ltd.	400,805	10,638,815
Techtronic Industries Co. Ltd.	3,627,101	34,344,180
TOTAL HONG KONG		197,401,457
India - 4.1%
Axis Bank Ltd.	3,656,800	40,022,479
HDFC Bank Ltd. (a)	6,527,794	118,465,810
Housing Development Finance Corp. Ltd.	2,637,447	78,690,101
Kotak Mahindra Bank Ltd.	1,413,305	32,472,040
Reliance Industries Ltd.	2,809,246	86,523,962
TOTAL INDIA		356,174,392
Indonesia - 1.0%
PT Bank Central Asia Tbk	76,178,463	42,979,354
PT Bank Rakyat Indonesia (Persero) Tbk	147,183,214	43,878,951
TOTAL INDONESIA		86,858,305
Ireland - 2.1%
Aon PLC	254,317	71,587,692
Flutter Entertainment PLC (a)	90,809	12,059,384
ICON PLC (a)	228,842	45,274,101
Kingspan Group PLC (Ireland)	719,131	36,315,810
Ryanair Holdings PLC sponsored ADR (a)	281,638	19,402,042
TOTAL IRELAND		184,639,029
Isle of Man - 0.2%
Entain PLC	1,406,682	20,349,882
Italy - 0.7%
FinecoBank SpA	3,477,480	46,875,492
Reply SpA	109,508	11,915,163
TOTAL ITALY		58,790,655
Japan - 15.6%
Daikin Industries Ltd.	262,520	39,322,131
FUJIFILM Holdings Corp.	1,352,791	62,037,606
Fujitsu Ltd.	162,664	18,715,881
Hitachi Ltd.	2,382,278	108,303,570
Hoya Corp.	1,820,498	169,873,969
Itochu Corp.	2,891,421	74,845,014
Keyence Corp.	254,522	96,403,235
Minebea Mitsumi, Inc.	4,569,318	67,727,744
Misumi Group, Inc.	1,708,598	36,540,177
Nomura Research Institute Ltd.	1,236,030	27,472,875
Olympus Corp.	1,953,638	41,255,075
ORIX Corp.	5,493,508	80,724,402
Persol Holdings Co. Ltd.	2,362,999	47,452,268
Recruit Holdings Co. Ltd.	880,840	27,104,477
Relo Group, Inc.	1,754,741	24,805,579
Seven & i Holdings Co. Ltd.	1,104,239	41,219,447
Shin-Etsu Chemical Co. Ltd.	847,397	88,069,933
SMC Corp.	168,275	67,545,967
Sony Group Corp.	1,468,978	99,060,033
Suzuki Motor Corp.	530,521	17,910,592
TIS, Inc.	2,205,009	59,538,728
Tokyo Electron Ltd.	204,669	53,847,722
TOTAL JAPAN		1,349,776,425
Korea (South) - 0.7%
Samsung Electronics Co. Ltd.	1,512,110	62,928,659
Luxembourg - 0.9%
B&M European Value Retail SA	12,048,270	44,573,500
Eurofins Scientific SA	573,354	36,705,455
TOTAL LUXEMBOURG		81,278,955
Netherlands - 7.1%
Adyen BV (a)(c)	19,975	28,516,300
Airbus Group NV	791,141	85,604,444
Argenx SE (a)	90,852	35,273,343
ASML Holding NV	467,695	220,948,472
IMCD NV	509,448	66,104,559
NXP Semiconductors NV	405,334	59,211,191
Wolters Kluwer NV	1,057,843	112,434,206
TOTAL NETHERLANDS		608,092,515
Spain - 1.7%
Amadeus IT Holding SA Class A (a)	184,156	9,604,712
Banco Santander SA (Spain) (b)	7,514,673	19,471,957
CaixaBank SA	10,418,650	34,548,713
Cellnex Telecom SA (c)	930,657	30,460,646
Industria de Diseno Textil SA (b)	2,135,614	48,415,341
TOTAL SPAIN		142,501,369
Sweden - 2.4%
Hexagon AB (B Shares)	5,767,302	57,014,950
Indutrade AB	3,624,020	63,462,691
Investor AB (B Shares)	4,300,089	70,242,732
Kry International AB (a)(d)(e)	2,651	464,107
Nibe Industrier AB (B Shares)	586,652	4,681,017
Nordnet AB	789,719	9,798,890
TOTAL SWEDEN		205,664,387
Switzerland - 8.5%
Julius Baer Group Ltd.	289,337	13,882,063
Lonza Group AG	26,238	13,506,908
Nestle SA (Reg. S)	2,466,368	268,485,866
Roche Holding AG (participation certificate)	879,960	291,969,131
Sika AG	286,411	64,578,757
Sonova Holding AG	210,118	49,667,879
Zurich Insurance Group Ltd.	80,855	34,458,296
TOTAL SWITZERLAND		736,548,900
Taiwan - 0.9%
ECLAT Textile Co. Ltd.	654,000	8,607,398
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,095,340	67,418,177
TOTAL TAIWAN		76,025,575
United Kingdom - 9.1%
AstraZeneca PLC (United Kingdom)	759,085	89,065,107
BAE Systems PLC	9,084,379	84,971,375
Beazley PLC	3,323,063	23,799,000
Big Yellow Group PLC	1,695,753	21,897,204
Compass Group PLC	3,120,549	65,724,462
Diageo PLC	2,450,382	100,839,384
Harbour Energy PLC	4,130,496	17,900,567
JD Sports Fashion PLC	19,033,441	21,268,765
Lloyds Banking Group PLC	94,144,825	45,214,743
Prudential PLC	2,679,630	24,892,882
RELX PLC (Euronext N.V.)	5,264,067	141,656,294
Rentokil Initial PLC	11,162,563	69,655,628
S4 Capital PLC (a)	5,397,874	10,876,325
Smith & Nephew PLC	2,075,946	24,531,277
Standard Chartered PLC (United Kingdom)	2,680,705	15,992,157
Starling Bank Ltd. Series D (a)(d)(e)	8,636,400	27,929,910
TOTAL UNITED KINGDOM		786,215,080
United States of America - 4.9%
Alphabet, Inc. Class C (a)	302,732	28,656,611
Booking Holdings, Inc. (a)	12,796	23,921,866
IQVIA Holdings, Inc. (a)	209,514	43,928,800
Kosmos Energy Ltd. (a)	621,268	4,032,029
Marsh & McLennan Companies, Inc.	474,453	76,619,415
Marvell Technology, Inc.	1,275,033	50,593,309
MasterCard, Inc. Class A	163,275	53,583,590
NICE Ltd. sponsored ADR (a)	319,426	60,655,803
ResMed, Inc.	60,138	13,452,269
S&P Global, Inc.	212,326	68,209,728
TOTAL UNITED STATES OF AMERICA		423,653,420
TOTAL COMMON STOCKS (Cost $6,657,693,633)		8,194,644,851

Preferred Stocks - 0.5%
	Shares	Value ($)
Convertible Preferred Stocks - 0.5%
Estonia - 0.1%
Bolt Technology OU Series E (d)(e)	79,275	9,684,826
United States of America - 0.4%
Wasabi Holdings, Inc. Series C (a)(d)(e)	2,976,172	34,374,787
TOTAL CONVERTIBLE PREFERRED STOCKS		44,059,613
Nonconvertible Preferred Stocks - 0.0%
Sweden - 0.0%
Kry International AB Series E (a)(d)(e)	15,316	2,681,349
TOTAL PREFERRED STOCKS (Cost $59,932,348)		46,740,962

Money Market Funds - 6.4%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (f)	378,091,944	378,167,562
Fidelity Securities Lending Cash Central Fund 3.10% (f)(g)	172,592,911	172,610,171
TOTAL MONEY MARKET FUNDS (Cost $550,776,776)		550,777,733

TOTAL INVESTMENT IN SECURITIES - 101.9% (Cost $7,268,402,757)	8,792,163,546
NET OTHER ASSETS (LIABILITIES) - (1.9)%	(164,789,078)
NET ASSETS - 100.0%	8,627,374,468

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $113,909,678 or 1.3% of net assets.

(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $75,134,979 or 0.9% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Bolt Technology OU Series E	1/03/22	20,595,368

Kry International AB	5/14/21	1,151,345

Kry International AB Series E	5/14/21	7,002,062

Starling Bank Ltd. Series D	6/18/21	15,440,896

Wasabi Holdings, Inc. Series C	3/31/21	32,334,918

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	329,160,542	1,589,755,166	1,540,748,146	4,144,944	17,328	(17,328)	378,167,562	0.8%
Fidelity Securities Lending Cash Central Fund 3.10%	119,807,250	1,307,091,053	1,254,288,132	651,191	-	-	172,610,171	0.5%
Total	448,967,792	2,896,846,219	2,795,036,278	4,796,135	17,328	(17,328)	550,777,733

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	110,042,725	39,532,936	70,509,789	-
Consumer Discretionary	676,879,449	257,849,699	384,654,963	34,374,787
Consumer Staples	567,904,431	148,581,439	419,322,992	-
Energy	491,207,480	491,207,480	-	-
Financials	1,681,221,317	836,205,302	817,086,105	27,929,910
Health Care	1,148,990,132	512,787,380	636,202,752	-
Industrials	1,706,698,898	1,113,072,490	593,626,408	-
Information Technology	1,281,165,681	956,469,216	311,866,183	12,830,282
Materials	530,572,917	247,989,667	282,583,250	-
Real Estate	46,702,783	46,702,783	-	-

Money Market Funds	550,777,733	550,777,733	-	-
Total Investments in Securities:	8,792,163,546	5,201,176,125	3,515,852,442	75,134,979
Fidelity® Diversified International Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $161,286,927) - See accompanying schedule:
Unaffiliated issuers (cost $6,717,625,981)	$8,241,385,813
Fidelity Central Funds (cost $550,776,776)	550,777,733

Total Investment in Securities (cost $7,268,402,757)		$8,792,163,546
Cash		56,774
Foreign currency held at value (cost $2,327,171)		2,542,709
Receivable for investments sold		15,693,746
Receivable for fund shares sold		3,094,325
Dividends receivable		13,520,337
Reclaims receivable		31,127,991
Distributions receivable from Fidelity Central Funds		1,036,276
Prepaid expenses		14,643
Other receivables		1,276,066
Total assets		8,860,526,413
Liabilities
Payable for investments purchased	$26,323,549
Payable for fund shares redeemed	10,543,954
Accrued management fee	5,497,950
Other affiliated payables	1,163,737
Deferred taxes	15,674,593
Other payables and accrued expenses	1,337,991
Collateral on securities loaned	172,610,171
Total Liabilities		233,151,945
Net Assets		$8,627,374,468
Net Assets consist of:
Paid in capital		$7,078,910,310
Total accumulated earnings (loss)		1,548,464,158
Net Assets		$8,627,374,468

Net Asset Value and Maximum Offering Price
Diversified International :
Net Asset Value , offering price and redemption price per share ($7,230,515,461 ÷ 212,750,613 shares)		$33.99
Class K :
Net Asset Value , offering price and redemption price per share ($1,396,859,007 ÷ 41,153,553 shares)		$33.94
Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$220,419,291
Foreign Tax Reclaims		15,219,175
Income from Fidelity Central Funds (including $651,191 from security lending)		4,796,135
Income before foreign taxes withheld		240,434,601
Less foreign taxes withheld		(39,468,363)
Total Income		200,966,238
Expenses
Management fee
Basic fee	$73,185,225
Performance adjustment	18,017,292
Transfer agent fees	14,502,574
Accounting fees	1,793,287
Custodian fees and expenses	1,076,157
Independent trustees' fees and expenses	40,207
Registration fees	206,372
Audit	127,349
Legal	13,973
Miscellaneous	55,140
Total expenses before reductions	109,017,576
Expense reductions	(370,820)
Total expenses after reductions		108,646,756
Net Investment income (loss)		92,319,482
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $5,626,473)	668,945,188
Fidelity Central Funds	17,328
Foreign currency transactions	(3,699,569)
Total net realized gain (loss)		665,262,947
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $11,924,424)	(4,722,481,239)
Fidelity Central Funds	(17,328)
Assets and liabilities in foreign currencies	(3,890,607)
Total change in net unrealized appreciation (depreciation)		(4,726,389,174)
Net gain (loss)		(4,061,126,227)
Net increase (decrease) in net assets resulting from operations		$(3,968,806,745)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$92,319,482	$51,343,548
Net realized gain (loss)	665,262,947	1,760,068,284
Change in net unrealized appreciation (depreciation)	(4,726,389,174)	1,940,356,322
Net increase (decrease) in net assets resulting from operations	(3,968,806,745)	3,751,768,154
Distributions to shareholders	(1,395,065,915)	(149,529,825)
Share transactions - net increase (decrease)	(845,248,874)	(1,946,201,266)
Total increase (decrease) in net assets	(6,209,121,534)	1,656,037,063

Net Assets
Beginning of period	14,836,496,002	13,180,458,939
End of period	$8,627,374,468	$14,836,496,002

Financial Highlights
Fidelity® Diversified International Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$53.38	$41.61	$38.67	$35.72	$41.39
Income from Investment Operations
Net investment income (loss) A,B	.33	.16	.10	.50	.50
Net realized and unrealized gain (loss)	(14.58)	12.07	3.37	4.77	(4.05)
Total from investment operations	(14.25)	12.23	3.47	5.27	(3.55)
Distributions from net investment income	(.57)	(.02)	(.53)	(.43)	(.43)
Distributions from net realized gain	(4.57)	(.45)	-	(1.89)	(1.69)
Total distributions	(5.14)	(.46) C	(.53)	(2.32)	(2.12)
Net asset value, end of period	$33.99	$53.38	$41.61	$38.67	$35.72
Total Return D	(29.36)%	29.58%	9.07%	16.02%	(9.05)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.99%	1.01%	1.05%	.75%	.81%
Expenses net of fee waivers, if any	.99%	1.01%	1.05%	.75%	.80%
Expenses net of all reductions	.99%	1.01%	1.04%	.75%	.79%
Net investment income (loss)	.80%	.32%	.26%	1.42%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$7,230,515	$11,529,722	$9,419,192	$8,734,682	$9,275,299
Portfolio turnover rate G,H	20%	29%	29%	37%	30%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Diversified International Fund Class K

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$53.32	$41.56	$38.61	$35.68	$41.35
Income from Investment Operations
Net investment income (loss) A,B	.38	.21	.15	.55	.55
Net realized and unrealized gain (loss)	(14.58)	12.06	3.37	4.74	(4.05)
Total from investment operations	(14.20)	12.27	3.52	5.29	(3.50)
Distributions from net investment income	(.62)	(.06)	(.57)	(.47)	(.48)
Distributions from net realized gain	(4.57)	(.45)	-	(1.89)	(1.69)
Total distributions	(5.18) C	(.51)	(.57)	(2.36)	(2.17)
Net asset value, end of period	$33.94	$53.32	$41.56	$38.61	$35.68
Total Return D	(29.31)%	29.71%	9.22%	16.14%	(8.95)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.88%	.91%	.94%	.63%	.69%
Expenses net of fee waivers, if any	.88%	.91%	.94%	.63%	.69%
Expenses net of all reductions	.88%	.91%	.93%	.63%	.67%
Net investment income (loss)	.91%	.42%	.38%	1.54%	1.39%
Supplemental Data
Net assets, end of period (000 omitted)	$1,396,859	$3,306,774	$3,761,267	$4,246,651	$4,998,889
Portfolio turnover rate G,H	20%	29%	29%	37%	30%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.
A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign tax reclaims. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Diversified International Fund	$1,108,802

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,105,043,960
Gross unrealized depreciation	(655,536,167)
Net unrealized appreciation (depreciation)	$1,449,507,793
Tax Cost	$7,342,655,753

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$33,273,903
Undistributed long-term capital gain	$86,135,323
Net unrealized appreciation (depreciation) on securities and other investments	$1,445,609,239

The tax character of distributions paid was as follows:
	October 31, 2022	October 31, 2021
Ordinary Income	$156,793,723	$9,270,617
Long-term Capital Gains	1,238,272,192	140,259,208
Total	$1,395,065,915	$149,529,825

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Diversified International Fund	2,162,369,529	3,345,852,397

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Diversified International Fund	26,571,800	431,418,900	1,092,083,654	Diversified International and Class K

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Diversified International Fund	12,120,689	302,712,975	611,863,014	Diversified International and Class K
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Diversified International as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Diversified International, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Diversified International	$13,631,646.15
Class K	870,928.04
	$14,502,574

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:
% of Average Net Assets
Fidelity Diversified International Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Diversified International Fund	$7,288

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Diversified International Fund	54,199,769	107,577,115	8,799,174

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:
Amount ($)
Fidelity Diversified International Fund	4,196
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity Diversified International Fund	$20,241
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Diversified International Fund	$70,042	$-	$-

8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,048.
In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $369,772.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Diversified International Fund
Distributions to shareholders
Diversified International	$1,090,192,506	$104,309,903
Class K	304,873,409	45,219,922
Total	$1,395,065,915	$149,529,825
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Diversified International Fund
Diversified International
Shares sold	48,845,163	22,494,237	$1,865,951,127	$1,111,665,577
Reinvestment of distributions	20,838,853	2,044,541	979,217,736	94,191,973
Shares redeemed	(72,908,948)	(34,915,913)	(2,840,874,254)	(1,720,243,591)
Net increase (decrease)	(3,224,932)	(10,377,135)	$4,294,609	$(514,386,041)
Class K
Shares sold	7,508,397	13,530,019	$ 323,341,358	$662,274,443
Reinvestment of distributions	6,500,350	983,393	304,736,401	45,206,563
Shares redeemed	(34,873,914)	(42,999,587)	(1,477,621,242)	(2,139,296,231)
Net increase (decrease)	(20,865,167)	(28,486,175)	$(849,543,483)	$(1,431,815,225)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity International Fund
Fidelity Diversified International Fund	19%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Diversified International Fund	24%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Fidelity® International Capital Appreciation Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® International Capital Appreciation Fund	-30.97%	2.48%	7.12%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Capital Appreciation Fund on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Fidelity® International Capital Appreciation Fund
Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Portfolio Manager Sammy Simnegar:
For the fiscal year ending October 31, 2022, the fund returned -30.97%, trailing the -24.61% result of the benchmark MSCI All Country World ex USA Index. By region, security selection in Europe ex U.K. - notably, France and Switzerland - and the U.K. hurt the fund's relative result most this period. By sector, the largest detractors from performance versus the benchmark were an overweighting and picks in information technology, primarily within the semiconductors & semiconductor equipment industry. Investment choices and an underweighting in financials, along with smaller-than-benchmark exposure to energy stocks, hampered the portfolio's relative result as well. The fund's biggest individual relative detractor was an outsized stake in Kingspan Group, which returned -56% the past 12 months. An outsized stake in Evolution, which returned roughly -45% and was no longer held at period end, also hurt. Further weighing on performance was our overweighting in Recruit Holdings, which returned about -48%. In contrast, an underweighting in emerging markets, especially China, and an overweighting in Europe ex U.K., specifically France, contributed most to the fund's relative return. By sector, the top contributors to performance versus the benchmark were an underweighting and stock picks in consumer discretionary. Smaller-than-benchmark exposure to communication services companies, primarily in the media & entertainment industry, helped as well. Further lifting the portfolio's relative performance was an overweighting in health care, particularly within the pharmaceuticals, biotechnology & life sciences industry. Lastly, the fund's position in cash was a notable contributor. Not owning Alibaba Group Holding, a benchmark component that returned about -63%, was the largest individual relative contributor the past 12 months. Our second-largest relative contributor was avoiding Tencent Holdings, a benchmark component that returned -56%. The portfolio's outsized stake in Wolters Kluwer (+3%) also proved beneficial. Notable changes in positioning include a higher allocation to the U.K. and Switzerland. By sector, meaningful shifts include greater exposure to health care and consumer discretionary firms.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® International Capital Appreciation Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Nestle SA (Reg. S) (Switzerland, Food Products)	3.0
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.7
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.7
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.6
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	2.5
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	2.5
Keyence Corp. (Japan, Electronic Equipment & Components)	2.2
L'Oreal SA (France, Personal Products)	2.2
Canadian Pacific Railway Ltd. (Canada, Road & Rail)	2.1
Hermes International SCA (France, Textiles, Apparel & Luxury Goods)	2.0
24.5

Market Sectors (% of Fund's net assets)

Information Technology	28.8
Industrials	20.9
Health Care	14.5
Consumer Discretionary	11.7
Financials	10.5
Consumer Staples	7.1
Materials	5.3

Asset Allocation (% of Fund's net assets)

Foreign investments - 84.1%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® International Capital Appreciation Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 98.8%
	Shares	Value ($)
Canada - 9.1%
Canadian National Railway Co.	612,512	72,565,374
Canadian Pacific Railway Ltd.	1,087,188	81,047,318
Constellation Software, Inc.	47,719	68,999,289
Thomson Reuters Corp.	643,947	68,485,691
Waste Connections, Inc. (Canada) (a)	436,747	57,644,128
TOTAL CANADA		348,741,800
Denmark - 4.3%
DSV A/S	509,932	69,035,032
Novo Nordisk A/S Series B	868,112	94,390,912
TOTAL DENMARK		163,425,944
France - 15.0%
Capgemini SA	390,700	64,032,155
Dassault Systemes SA	1,916,644	64,243,565
Hermes International SCA	60,171	77,927,560
Kering SA	134,660	61,669,071
L'Oreal SA	262,500	82,426,153
LVMH Moet Hennessy Louis Vuitton SE	164,745	103,953,254
Sartorius Stedim Biotech	187,253	59,438,952
Teleperformance	221,579	59,408,039
TOTAL FRANCE		573,098,749
Germany - 1.5%
Nemetschek SE	1,205,800	57,627,317
India - 3.7%
HDFC Bank Ltd. (b)	4,029,464	73,126,345
Infosys Ltd. sponsored ADR	3,587,700	67,197,621
TOTAL INDIA		140,323,966
Ireland - 4.9%
Accenture PLC Class A	221,961	63,014,728
Kingspan Group PLC (Ireland)	1,158,571	58,507,343
Linde PLC	220,621	65,601,654
TOTAL IRELAND		187,123,725
Japan - 6.9%
Hoya Corp.	703,558	65,650,272
Keyence Corp.	217,667	82,443,965
Recruit Holdings Co. Ltd.	1,860,400	57,246,683
Tokyo Electron Ltd.	218,698	57,538,704
TOTAL JAPAN		262,879,624
Luxembourg - 1.5%
Eurofins Scientific SA	909,368	58,216,680
Netherlands - 7.7%
ASM International NV (Netherlands)	247,144	54,905,165
ASML Holding NV (Netherlands)	209,554	98,299,091
Ferrari NV (Italy)	362,663	71,501,141
Wolters Kluwer NV	666,342	70,823,018
TOTAL NETHERLANDS		295,528,415
Sweden - 3.6%
Atlas Copco AB (A Shares)	6,954,540	74,227,570
Hexagon AB (B Shares)	6,395,405	63,224,311
TOTAL SWEDEN		137,451,881
Switzerland - 10.2%
Compagnie Financiere Richemont SA Series A	698,710	68,287,413
Givaudan SA	20,808	62,132,042
Nestle SA (Reg. S)	1,061,778	115,583,881
Partners Group Holding AG	77,700	69,789,165
Sika AG	329,375	74,266,101
TOTAL SWITZERLAND		390,058,602
Taiwan - 2.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	8,536,000	102,521,355
United Kingdom - 13.0%
AstraZeneca PLC (United Kingdom)	801,900	94,088,685
Compass Group PLC	3,133,400	65,995,127
Diageo PLC	1,818,981	74,855,644
Halma PLC	2,517,600	61,063,935
London Stock Exchange Group PLC	758,900	65,783,006
RELX PLC (London Stock Exchange)	2,509,209	67,398,595
Rentokil Initial PLC	10,961,797	68,402,826
TOTAL UNITED KINGDOM		497,587,818
United States of America - 14.7%
Danaher Corp.	244,494	61,531,805
Marsh & McLennan Companies, Inc.	420,299	67,874,086
Moody's Corp.	240,667	63,745,468
NICE Ltd. sponsored ADR (b)	334,330	63,485,924
NVIDIA Corp.	445,776	60,166,387
S&P Global, Inc.	192,519	61,846,729
Thermo Fisher Scientific, Inc.	121,254	62,320,918
Visa, Inc. Class A	293,300	60,760,028
Zoetis, Inc. Class A	392,735	59,216,583
TOTAL UNITED STATES OF AMERICA		560,947,928
TOTAL COMMON STOCKS (Cost $3,494,429,581)		3,775,533,804

Money Market Funds - 1.4%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (c)	44,799,794	44,808,754
Fidelity Securities Lending Cash Central Fund 3.10% (c)(d)	10,586,991	10,588,050
TOTAL MONEY MARKET FUNDS (Cost $55,396,804)		55,396,804

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $3,549,826,385)	3,830,930,608
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(7,667,175)
NET ASSETS - 100.0%	3,823,263,433

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	115,699,173	1,945,135,607	2,016,026,026	362,918	-	-	44,808,754	0.1%
Fidelity Securities Lending Cash Central Fund 3.10%	-	685,971,838	675,383,788	182,631	-	-	10,588,050	0.0%
Total	115,699,173	2,631,107,445	2,691,409,814	545,549	-	-	55,396,804

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Consumer Discretionary	449,333,566	149,428,701	299,904,865	-
Consumer Staples	272,865,678	-	272,865,678	-
Financials	402,164,799	263,255,448	138,909,351	-
Health Care	554,854,807	366,375,210	188,479,597	-
Industrials	804,791,617	537,515,943	267,275,674	-
Information Technology	1,089,523,540	639,664,359	449,859,181	-
Materials	201,999,797	127,733,696	74,266,101	-

Money Market Funds	55,396,804	55,396,804	-	-
Total Investments in Securities:	3,830,930,608	2,139,370,161	1,691,560,447	-
Fidelity® International Capital Appreciation Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $10,005,190) - See accompanying schedule:
Unaffiliated issuers (cost $3,494,429,581)	$3,775,533,804
Fidelity Central Funds (cost $55,396,804)	55,396,804

Total Investment in Securities (cost $3,549,826,385)		$3,830,930,608
Foreign currency held at value (cost $587,062)		587,005
Receivable for investments sold		180,576
Receivable for fund shares sold		1,071,957
Dividends receivable		2,834,005
Reclaims receivable		5,833,857
Distributions receivable from Fidelity Central Funds		97,324
Prepaid expenses		6,490
Other receivables		1,881,254
Total assets		3,843,423,076
Liabilities
Payable for investments purchased	1,335,045
Payable for fund shares redeemed	3,283,817
Accrued management fee	2,568,203
Other affiliated payables	651,709
Deferred taxes	1,538,744
Other payables and accrued expenses	194,075
Collateral on securities loaned	10,588,050
Total Liabilities		20,159,643
Net Assets		$3,823,263,433
Net Assets consist of:
Paid in capital		$3,970,257,516
Total accumulated earnings (loss)		(146,994,083)
Net Assets		$3,823,263,433
Net Asset Value , offering price and redemption price per share ($3,823,263,433 ÷ 195,982,579 shares)		$19.51

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$56,982,044
Foreign Tax Reclaims		3,513,446
Income from Fidelity Central Funds (including $182,631 from security lending)		545,549
Income before foreign taxes withheld		61,041,039
Less foreign taxes withheld		(9,376,772)
Total Income		51,664,267
Expenses
Management fee
Basic fee	$32,222,623
Performance adjustment	5,150,567
Transfer agent fees	7,332,652
Accounting fees	1,526,883
Custodian fees and expenses	414,808
Independent trustees' fees and expenses	16,710
Registration fees	248,776
Audit	99,174
Legal	8,045
Interest	51,422
Miscellaneous	21,939
Total expenses before reductions	47,093,599
Expense reductions	(155,392)
Total expenses after reductions		46,938,207
Net Investment income (loss)		4,726,060
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $2,484,647)	(421,871,350)
Foreign currency transactions	(91,521)
Total net realized gain (loss)		(421,962,871)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $5,879,612)	(1,404,004,071)
Assets and liabilities in foreign currencies	(867,372)
Total change in net unrealized appreciation (depreciation)		(1,404,871,443)
Net gain (loss)		(1,826,834,314)
Net increase (decrease) in net assets resulting from operations		$(1,822,108,254)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,726,060	$(4,589,070)
Net realized gain (loss)	(421,962,871)	558,318,284
Change in net unrealized appreciation (depreciation)	(1,404,871,443)	692,652,495
Net increase (decrease) in net assets resulting from operations	(1,822,108,254)	1,246,381,709
Distributions to shareholders	(482,951,298)	(66,059,567)
Share transactions
Proceeds from sales of shares	1,823,528,638	1,217,696,177
Reinvestment of distributions	405,305,190	56,261,510
Cost of shares redeemed	(1,952,267,374)	(1,116,865,992)
Net increase (decrease) in net assets resulting from share transactions	276,566,454	157,091,695
Total increase (decrease) in net assets	(2,028,493,098)	1,337,413,837

Net Assets
Beginning of period	5,851,756,531	4,514,342,694
End of period	$3,823,263,433	$5,851,756,531

Other Information
Shares
Sold	78,948,065	42,651,879
Issued in reinvestment of distributions	14,830,047	2,109,542
Redeemed	(87,008,238)	(39,288,434)
Net increase (decrease)	6,769,874	5,472,987

Financial Highlights
Fidelity® International Capital Appreciation Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$30.93	$24.57	$22.41	$18.84	$21.06
Income from Investment Operations
Net investment income (loss) A,B	.02	(.02)	.06	.17 C	.11
Net realized and unrealized gain (loss)	(8.86)	6.74	2.86	3.93	(1.63)
Total from investment operations	(8.84)	6.72	2.92	4.10	(1.52)
Distributions from net investment income	-	(.05)	(.13)	(.08)	(.07)
Distributions from net realized gain	(2.58)	(.31)	(.62)	(.45)	(.63)
Total distributions	(2.58)	(.36)	(.76) D	(.53)	(.70)
Net asset value, end of period	$19.51	$30.93	$24.57	$22.41	$18.84
Total Return E	(30.97)%	27.56%	13.35%	22.45%	(7.51)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.99%	1.00%	1.03%	1.01%	1.06%
Expenses net of fee waivers, if any	.98%	1.00%	1.03%	1.01%	1.06%
Expenses net of all reductions	.98%	1.00%	.99%	1.00%	1.01%
Net investment income (loss)	.10%	(.08)%	.25%	.81% C	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$3,823,263	$5,851,757	$4,514,343	$3,480,765	$2,165,082
Portfolio turnover rate H	112% I	141%	135%	131% I	157% I

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .40%.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity International Capital Appreciation Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.
Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.
Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.
A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:
Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign tax reclaims. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$581,484,073
Gross unrealized depreciation	(341,697,235)
Net unrealized appreciation (depreciation)	$239,786,838
Tax Cost	$3,591,143,770

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,585,564
Capital loss carryforward	$(385,881,335)
Net unrealized appreciation (depreciation) on securities and other investments	$238,840,431

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(385,881,335)
Total capital loss carryforward	$(385,881,335)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$136,649,011	$ 8,931,998
Long-term Capital Gains	346,302,287	57,127,569
Total	$482,951,298	$66,059,567

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Capital Appreciation Fund	5,303,244,816	5,495,541,223

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity International Capital Appreciation Fund	237,890	2,446,488	6,501,540
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .15% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:
% of Average Net Assets
Fidelity International Capital Appreciation Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Capital Appreciation Fund	$12,505

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Capital Appreciation Fund	Borrower	$ 21,460,696	1.49%	$49,710

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Capital Appreciation Fund	432,991,453	336,098,784	(25,136,888)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity International Capital Appreciation Fund	$8,444
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Capital Appreciation Fund	$ 19,738	$-	$-

8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Capital Appreciation Fund	$13,891,600.89%		$1,712

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $105.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $155,287.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity International Fund
Fidelity International Capital Appreciation Fund	37%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity International Capital Appreciation Fund	41%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Fidelity® Overseas Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Overseas Fund	-30.12%	1.17%	6.37%
Class K	-30.04%	1.28%	6.50%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Overseas Fund, a class of the fund,  on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Fidelity® Overseas Fund
Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Portfolio Manager Vincent Montemaggiore:
For the fiscal year ending October 31, 2022, the fund's share classes returned about -30%, underperforming the -22.84% result of the benchmark MSCI EAFE Index (Net MA). By region, stock picks and an overweighting in Europe ex U.K. and positioning in Japan and the U.K. detracted from the fund's relative result. By sector, the primary detractor from performance versus the benchmark was our security selection in health care, especially within the pharmaceuticals, biotechnology & life sciences industry. Stock selection and an overweighting in industrials and an overweighting in information technology also hurt. Our biggest individual relative detractor was an out-of-benchmark position in AddLife (-77%). Our second-largest relative detractor this period was avoiding Shell, a benchmark component that gained roughly 25%. Another notable relative detractor was an outsized stake in Kingspan Group (-56%). Conversely, stock picks and an underweighting in Germany contributed to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was our stock picks in information technology. An underweighting and stock selection in consumer discretionary and an underweighting in real estate also moderately bolstered the fund's relative result. Lastly, the fund's position in cash was a notable contributor. The biggest individual relative contributor was an overweight position in Wolters Kluwer (+3%). Wolters Kluwer was among our largest holdings. Also bolstering performance was our overweighting in TotalEnergies, which gained about 14%. TotalEnergies was among the fund's biggest holdings. Another top relative contributor was an out-of-benchmark investment in Marsh & McLennan (-2%). Notable changes in positioning include increased exposure to Switzerland and a lower allocation to Sweden. By sector, meaningful changes in positioning include decreased exposure to information technology and a higher allocation to financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Overseas Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Nestle SA (Reg. S) (Switzerland, Food Products)	3.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.8
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.8
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.6
TotalEnergies SE (France, Oil, Gas & Consumable Fuels)	2.5
Diageo PLC (United Kingdom, Beverages)	2.1
Wolters Kluwer NV (Netherlands, Professional Services)	1.9
Compass Group PLC (United Kingdom, Hotels, Restaurants & Leisure)	1.7
RELX PLC (London Stock Exchange) (United Kingdom, Professional Services)	1.6
AIA Group Ltd. (Hong Kong, Insurance)	1.6
23.1

Market Sectors (% of Fund's net assets)

Industrials	21.7
Financials	20.7
Health Care	14.7
Information Technology	13.6
Consumer Discretionary	9.4
Consumer Staples	7.0
Materials	4.7
Energy	2.5
Real Estate	1.2
Communication Services	0.7

Asset Allocation (% of Fund's net assets)

Foreign investments - 89.3%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® Overseas Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 96.2%
	Shares	Value ($)
Bailiwick of Jersey - 2.4%
Experian PLC	2,051,300	65,406,267
Ferguson PLC	709,900	77,422,177
JTC PLC (a)	2,649,000	21,234,734
TOTAL BAILIWICK OF JERSEY		164,063,178
Belgium - 0.9%
Azelis Group NV	593,600	13,586,240
KBC Group NV	881,590	44,181,552
TOTAL BELGIUM		57,767,792
Bermuda - 0.5%
Hiscox Ltd.	2,935,313	30,269,023
Canada - 1.5%
Constellation Software, Inc.	67,900	98,180,006
Topicus.Com, Inc. (b)	122,288	6,346,212
TOTAL CANADA		104,526,218
Denmark - 1.5%
DSV A/S	743,000	100,587,978
Finland - 1.0%
Nordea Bank ABP	7,207,600	68,882,545
France - 17.0%
Air Liquide SA	665,629	87,073,435
ALTEN	508,056	59,396,814
Antin Infrastructure Partners SA	198,900	4,328,316
BNP Paribas SA	1,392,200	65,285,717
Capgemini SA	596,433	97,749,911
Edenred SA	1,981,079	101,727,357
EssilorLuxottica SA (c)	615,613	97,553,661
LVMH Moet Hennessy Louis Vuitton SE	305,263	192,619,395
Pernod Ricard SA	543,800	95,497,820
Safran SA	806,100	89,775,346
Teleperformance	358,366	96,082,306
TotalEnergies SE (c)	3,088,544	168,490,474
TOTAL FRANCE		1,155,580,552
Germany - 6.8%
Allianz SE	440,901	79,320,081
Brenntag SE	769,300	46,678,320
Deutsche Borse AG	552,491	89,845,958
Hannover Reuck SE	478,200	77,881,374
Merck KGaA	608,900	99,229,475
Siemens Healthineers AG (a)	1,518,300	69,557,240
TOTAL GERMANY		462,512,448
Hong Kong - 1.7%
AIA Group Ltd.	14,487,000	109,736,042
Chervon Holdings Ltd.	699,700	2,357,693
TOTAL HONG KONG		112,093,735
India - 1.1%
HDFC Bank Ltd. (b)	4,271,000	77,509,718
Ireland - 3.8%
Flutter Entertainment PLC (b)	305,074	40,513,656
ICON PLC (b)	320,300	63,368,152
Kingspan Group PLC (Ireland)	1,061,200	53,590,149
Linde PLC	348,000	103,477,800
TOTAL IRELAND		260,949,757
Italy - 2.5%
FinecoBank SpA	4,669,000	62,936,860
GVS SpA (a)(b)	528,100	2,708,634
Moncler SpA	900,200	38,867,614
Recordati SpA	1,654,330	62,174,929
TOTAL ITALY		166,688,037
Japan - 10.6%
BayCurrent Consulting, Inc.	598,000	16,850,735
Capcom Co. Ltd.	968,300	26,992,189
FUJIFILM Holdings Corp.	1,095,800	50,252,263
Hoya Corp.	1,032,700	96,363,109
Iriso Electronics Co. Ltd.	501,900	14,581,580
Misumi Group, Inc.	1,737,300	37,154,000
NOF Corp.	941,400	32,415,132
Olympus Corp.	3,892,000	82,187,565
Persol Holdings Co. Ltd.	2,299,400	46,175,113
Relo Group, Inc.	1,741,700	24,621,227
SMC Corp.	142,300	57,119,543
Sony Group Corp.	1,451,400	97,874,667
Suzuki Motor Corp.	1,456,500	49,171,996
TIS, Inc.	1,542,800	41,658,038
Tokyo Electron Ltd.	184,200	48,462,397
TOTAL JAPAN		721,879,554
Kenya - 0.3%
Safaricom Ltd.	99,329,800	20,545,348
Luxembourg - 0.9%
Eurofins Scientific SA	915,300	58,596,440
Netherlands - 7.0%
ASM International NV (Netherlands)	224,300	49,830,174
ASML Holding NV (Netherlands)	374,400	175,626,234
Euronext NV (a)	634,980	40,349,471
IMCD NV	622,424	80,764,011
Wolters Kluwer NV	1,201,600	127,713,604
TOTAL NETHERLANDS		474,283,494
Spain - 1.2%
Amadeus IT Holding SA Class A (b)	1,543,657	80,509,900
Sweden - 4.9%
Addlife AB	2,778,272	25,967,981
AddTech AB (B Shares)	3,841,696	46,485,037
Atlas Copco AB (A Shares)	7,226,144	77,126,468
Hexagon AB (B Shares)	8,094,542	80,021,804
Indutrade AB	4,506,101	78,909,415
Kry International AB (b)(d)(e)	2,787	487,916
Nordnet AB	1,707,563	21,187,564
TOTAL SWEDEN		330,186,185
Switzerland - 13.5%
Compagnie Financiere Richemont SA Series A	978,040	95,587,328
Julius Baer Group Ltd.	1,245,264	59,746,362
Nestle SA (Reg. S)	2,196,520	239,110,529
Partners Group Holding AG	68,620	61,633,623
Roche Holding AG (participation certificate)	581,708	193,009,661
Sika AG	432,452	97,507,473
Sonova Holding AG	300,391	71,006,691
Zurich Insurance Group Ltd.	238,210	101,518,899
TOTAL SWITZERLAND		919,120,566
Taiwan - 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,221,000	26,675,249
United Kingdom - 9.8%
BAE Systems PLC	6,230,700	58,279,288
Beazley PLC	4,246,600	30,413,155
Compass Group PLC	5,462,298	115,045,973
Dechra Pharmaceuticals PLC	970,795	29,168,662
Diageo PLC	3,517,300	144,745,744
Diploma PLC	1,567,295	44,682,715
RELX PLC (London Stock Exchange)	4,105,600	110,278,446
Rentokil Initial PLC	12,413,815	77,463,579
St. James's Place PLC	2,727,800	33,315,767
Volution Group PLC	7,215,267	25,568,107
TOTAL UNITED KINGDOM		668,961,436
United States of America - 6.9%
Ares Management Corp.	272,500	20,663,675
CBRE Group, Inc. (b)	791,300	56,134,822
Equifax, Inc.	168,800	28,618,352
Intercontinental Exchange, Inc.	608,700	58,173,459
Marsh & McLennan Companies, Inc.	661,500	106,825,635
Moody's Corp.	210,900	55,861,083
Pool Corp.	26,700	8,122,941
S&P Global, Inc.	252,805	81,213,606
Thermo Fisher Scientific, Inc.	109,400	56,228,318
TOTAL UNITED STATES OF AMERICA		471,841,891
TOTAL COMMON STOCKS (Cost $5,745,185,879)		6,534,031,044

Nonconvertible Preferred Stocks - 0.0%
	Shares	Value ($)
Sweden - 0.0%
Kry International AB Series E (b)(d)(e) (Cost $7,360,943)	16,101	2,818,778

Money Market Funds - 3.4%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (f)	214,935,753	214,978,741
Fidelity Securities Lending Cash Central Fund 3.10% (f)(g)	17,312,656	17,314,388
TOTAL MONEY MARKET FUNDS (Cost $232,293,129)		232,293,129

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $5,984,839,951)	6,769,142,951
NET OTHER ASSETS (LIABILITIES) - 0.4%	26,636,008
NET ASSETS - 100.0%	6,795,778,959

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $133,850,079 or 2.0% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,306,694 or 0.0% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Kry International AB	5/14/21	1,210,410

Kry International AB Series E	5/14/21	7,360,943

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	322,300,071	1,960,929,307	2,068,250,637	1,849,132	-	-	214,978,741	0.4%
Fidelity Securities Lending Cash Central Fund 3.10%	-	1,002,465,009	985,150,621	621,427	-	-	17,314,388	0.0%
Total	322,300,071	2,963,394,316	3,053,401,258	2,470,559	-	-	232,293,129

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	47,537,537	47,537,537	-	-
Consumer Discretionary	640,161,263	139,033,900	501,127,363	-
Consumer Staples	479,354,093	95,497,820	383,856,273	-
Energy	168,490,474	-	168,490,474	-
Financials	1,402,314,219	775,169,890	627,144,329	-
Health Care	1,004,411,884	642,615,508	361,796,376	-
Industrials	1,459,025,830	876,898,573	582,127,257	-
Information Technology	934,324,633	421,972,444	509,045,495	3,306,694
Materials	320,473,840	135,892,932	184,580,908	-
Real Estate	80,756,049	80,756,049	-	-

Money Market Funds	232,293,129	232,293,129	-	-
Total Investments in Securities:	6,769,142,951	3,447,667,782	3,318,168,475	3,306,694
Fidelity® Overseas Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $16,468,329) - See accompanying schedule:
Unaffiliated issuers (cost $5,752,546,822)	$6,536,849,822
Fidelity Central Funds (cost $232,293,129)	232,293,129

Total Investment in Securities (cost $5,984,839,951)		$6,769,142,951
Foreign currency held at value (cost $13,970,625)		13,966,990
Receivable for investments sold		13,436,299
Receivable for fund shares sold		2,503,873
Dividends receivable		7,269,354
Reclaims receivable		20,533,527
Distributions receivable from Fidelity Central Funds		591,319
Prepaid expenses		11,699
Other receivables		231,387
Total assets		6,827,687,399
Liabilities
Payable for investments purchased	4,565,587
Payable for fund shares redeemed	2,813,541
Accrued management fee	4,327,665
Other affiliated payables	931,619
Deferred taxes	1,580,113
Other payables and accrued expenses	375,527
Collateral on securities loaned	17,314,388
Total Liabilities		31,908,440
Net Assets		$6,795,778,959
Net Assets consist of:
Paid in capital		$6,236,681,262
Total accumulated earnings (loss)		559,097,697
Net Assets		$6,795,778,959

Net Asset Value and Maximum Offering Price
Overseas :
Net Asset Value , offering price and redemption price per share ($6,175,775,773 ÷ 132,662,179 shares)		$46.55
Class K :
Net Asset Value , offering price and redemption price per share ($620,003,186 ÷ 13,339,627 shares)		$46.48
Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$173,993,724
Foreign Tax Reclaims		12,959,313
Income from Fidelity Central Funds (including $621,427 from security lending)		2,470,559
Income before foreign taxes withheld		189,423,596
Less foreign taxes withheld		(33,267,625)
Total Income		156,155,971
Expenses
Management fee
Basic fee	$56,978,038
Performance adjustment	10,979,557
Transfer agent fees	11,411,741
Accounting fees	1,690,967
Custodian fees and expenses	375,200
Independent trustees' fees and expenses	30,599
Registration fees	202,873
Audit	109,129
Legal	10,102
Interest	1,762
Miscellaneous	39,117
Total expenses before reductions	81,829,085
Expense reductions	(286,107)
Total expenses after reductions		81,542,978
Net Investment income (loss)		74,612,993
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $3,009,946)	(254,184,558)
Foreign currency transactions	(1,742,019)
Futures contracts	(5,750,613)
Total net realized gain (loss)		(261,677,190)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $4,019,684)	(3,013,199,946)
Assets and liabilities in foreign currencies	(2,257,170)
Total change in net unrealized appreciation (depreciation)		(3,015,457,116)
Net gain (loss)		(3,277,134,306)
Net increase (decrease) in net assets resulting from operations		$(3,202,521,313)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$74,612,993	$31,780,291
Net realized gain (loss)	(261,677,190)	475,517,138
Change in net unrealized appreciation (depreciation)	(3,015,457,116)	2,241,484,861
Net increase (decrease) in net assets resulting from operations	(3,202,521,313)	2,748,782,290
Distributions to shareholders	(471,071,500)	(45,118,729)
Share transactions - net increase (decrease)	(103,633,659)	686,322,636
Total increase (decrease) in net assets	(3,777,226,472)	3,389,986,197

Net Assets
Beginning of period	10,573,005,431	7,183,019,234
End of period	$6,795,778,959	$10,573,005,431

Financial Highlights
Fidelity® Overseas Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$69.79	$50.91	$49.51	$46.04	$50.18
Income from Investment Operations
Net investment income (loss) A,B	.47	.21	.13	.77	.68
Net realized and unrealized gain (loss)	(20.64)	18.98	1.97	5.12	(4.27)
Total from investment operations	(20.17)	19.19	2.10	5.89	(3.59)
Distributions from net investment income	(.20)	(.11)	(.70)	(.68)	(.52)
Distributions from net realized gain	(2.87)	(.21)	-	(1.74)	(.03)
Total distributions	(3.07)	(.31) C	(.70)	(2.42)	(.55)
Net asset value, end of period	$46.55	$69.79	$50.91	$49.51	$46.04
Total Return D	(30.12)%	37.83%	4.25%	13.78%	(7.23)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.95%	.99%	1.04%	.90%	.97%
Expenses net of fee waivers, if any	.95%	.98%	1.04%	.90%	.97%
Expenses net of all reductions	.94%	.98%	1.03%	.89%	.96%
Net investment income (loss)	.84%	.33%	.27%	1.68%	1.35%
Supplemental Data
Net assets, end of period (000 omitted)	$6,175,776	$8,981,609	$6,160,617	$6,182,831	$5,825,757
Portfolio turnover rate G	25%	30% H	41%	46% H	33%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Overseas Fund Class K

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$69.68	$50.83	$49.43	$45.98	$50.11
Income from Investment Operations
Net investment income (loss) A,B	.54	.27	.19	.82	.73
Net realized and unrealized gain (loss)	(20.60)	18.95	1.96	5.11	(4.26)
Total from investment operations	(20.06)	19.22	2.15	5.93	(3.53)
Distributions from net investment income	(.26)	(.16)	(.75)	(.73)	(.57)
Distributions from net realized gain	(2.87)	(.21)	-	(1.74)	(.03)
Total distributions	(3.14) C	(.37)	(.75)	(2.48) C	(.60)
Net asset value, end of period	$46.48	$69.68	$50.83	$49.43	$45.98
Total Return D	(30.04)%	37.97%	4.36%	13.90%	(7.13)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.84%	.89%	.94%	.78%	.86%
Expenses net of fee waivers, if any	.84%	.88%	.93%	.78%	.86%
Expenses net of all reductions	.84%	.88%	.93%	.77%	.85%
Net investment income (loss)	.94%	.43%	.38%	1.79%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$620,003	$1,591,397	$1,022,402	$1,040,002	$1,026,091
Portfolio turnover rate G	25%	30% H	41%	46% H	33%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas   and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.
Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Overseas Fund	$231,356

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,364,485,764
Gross unrealized depreciation	(608,868,602)
Net unrealized appreciation (depreciation)	$755,617,162
Tax Cost	$6,013,525,789

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$55,904,293
Capital loss carryforward	$(248,124,930)
Net unrealized appreciation (depreciation) on securities and other investments	$753,088,695

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(248,124,930)
Total capital loss carryforward	$(248,124,930)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$57,969,693	$16,186,407
Long-term Capital Gains	413,101,807	28,932,322
Total	$471,071,500	$45,118,729

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Overseas Fund	2,130,017,566	2,576,920,413
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Overseas Fund as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Overseas, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.
For the period, transfer agent fees for each class were as follows:
	Amount	% of Class-Level Average Net Assets
Overseas	$10,921,951.14
Class K	489,790.04
	$11,411,741
Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:
% of Average Net Assets
Fidelity Overseas Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Overseas Fund	$ 2,260
Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Overseas Fund	Borrower	$24,726,000	2.57%	$1,762

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Overseas Fund	125,449,999	130,877,343	(27,955,313)

Prior Fiscal Year Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)	Participating classes
Fidelity Overseas Fund	1,544,949	98,196,961	Overseas
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Overseas Fund	$15,466

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Overseas Fund	$63,849	$ -	$-
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $860.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $285,247.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Overseas Fund
Distributions to shareholders
Overseas	$398,074,722	$37,598,959
Class K	72,996,778	7,519,770
Total	$471,071,500	$45,118,729

11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Overseas Fund
Overseas
Shares sold	40,345,843	22,257,713	$2,183,494,857	$1,441,872,978
Reinvestment of distributions	5,519,644	591,381	355,685,872	34,075,384
Shares redeemed	(41,890,883)	(15,174,982)	(2,190,097,209)	(956,264,272)
Net increase (decrease)	3,974,604	7,674,112	$ 349,083,520	$ 519,684,090
Class K
Shares sold	4,842,077	11,014,981	$ 287,643,692	$ 703,185,104
Reinvestment of distributions	1,135,606	130,824	72,996,779	7,519,770
Shares redeemed	(15,475,778)	(8,423,101)	(813,357,650)	(544,066,328)
Net increase (decrease)	(9,498,095)	2,722,704	$(452,717,179)	$166,638,546
12 Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity International Fund
Fidelity Overseas Fund	29%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Overseas Fund	48%

13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Fidelity® Worldwide Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-31.49%	5.88%	8.87%
Class M (incl.3.50% sales charge)	-30.07%	6.08%	8.81%
Class C (incl. contingent deferred sales charge)	-28.52%	6.29%	8.83%
Fidelity® Worldwide Fund	-27.12%	7.44%	9.84%
Class I	-27.13%	7.43%	9.81%
Class Z	-27.05%	7.54%	9.87%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Worldwide Fund, a class of the fund,  on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI World Index performed over the same period.

Fidelity® Worldwide Fund
Management's Discussion of Fund Performance

Market Recap:
Global equities returned -19.69% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) Index. After gaining 18.90% in 2021, global stocks retreated to begin the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -20.91% year to date through October. For the full 12 months, emerging markets (-31%) lagged most, followed by Europe ex U.K. (-25%) and Japan (-24%). In contrast, the U.K. (-12%), Canada (-13%) and the U.S. (-17%) all outperformed. By sector, communication services (-39%) and consumer discretionary (-33%) fared worst, whereas energy (+30%) rode a surge in commodity prices and topped the market by a wide margin.
Comments from Co-Managers Stephen DuFour and Andrew Sergeant:
For the fiscal year ending October 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned about -28% to -27%, trailing the -18.17% result of the benchmark MSCI World Net MA Index. (The fund's relative performance can be affected by Fidelity's methodologies for valuing certain foreign stocks and for incorporating foreign exchange rates, which differ from those used by the benchmark index, as well as by local tax laws or regulations, which vary by country.) By region, stock picks in the U.S. and Europe ex U.K. most hurt the fund's result relative to the benchmark. By sector, security selection again was the primary detractor, especially within financials. Stock picking and an overweighting in the information technology sector, primarily within the software & services industry, also hurt, as did picks in communication services. The fund's largest individual relative detractor was an overweighting in Adobe, which returned about -46% the past year. We decreased our stake in this company during the period. Our overweighting in Caesars Entertainment, which returned roughly -43%, also hurt. Caesars Entertainment was not held at period end. Further hampering performance was our outsized stake in S&P Global, one of the fund's biggest holdings, which returned about -31%. In contrast, stock picks in Canada and an overweighting in Europe ex U.K., driven by holdings in Norway, contributed to the fund's relative result. By sector, the top contributor to performance versus the benchmark was stock selection in utilities. Also bolstering the fund's result was an overweighting in energy and an underweighting in communication services. The biggest individual relative contributor was an overweighting in Constellation Energy (+83%), which was among the fund's largest holdings as of October 31. Also boosting value were larger-than-benchmark positions in UnitedHealth Group (+16%) and Eli Lilly (+45%), both also among our biggest holdings at period end. Notable changes in positioning include increased exposure to the U.K. and a lower allocation to Japan. By sector, meaningful changes in positioning include increased exposure to health care and utilities, and lower allocations to communication services and information technology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Worldwide Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

UnitedHealth Group, Inc. (United States of America, Health Care Providers & Services)	5.1
Microsoft Corp. (United States of America, Software)	4.2
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	4.1
Alphabet, Inc. Class A (United States of America, Interactive Media & Services)	3.3
Amazon.com, Inc. (United States of America, Internet & Direct Marketing Retail)	2.8
Estee Lauder Companies, Inc. Class A (United States of America, Personal Products)	2.5
Constellation Energy Corp. (United States of America, Electric Utilities)	2.4
Eli Lilly & Co. (United States of America, Pharmaceuticals)	2.4
JPMorgan Chase & Co. (United States of America, Banks)	2.3
The Travelers Companies, Inc. (United States of America, Insurance)	2.2
31.3

Market Sectors (% of Fund's net assets)

Information Technology	21.3
Health Care	18.3
Financials	16.3
Consumer Discretionary	13.3
Industrials	9.3
Consumer Staples	6.6
Communication Services	5.4
Energy	3.1
Utilities	2.6
Materials	2.2
Real Estate	0.5

Asset Allocation (% of Fund's net assets)

Foreign investments - 31%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® Worldwide Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 98.5%
	Shares	Value ($)
Australia - 0.3%
National Storage REIT unit	3,925,764	6,554,010
Austria - 0.2%
Wienerberger AG	203,600	4,655,946
Bailiwick of Jersey - 0.4%
Glencore PLC	1,600,000	9,172,918
Belgium - 0.5%
Fagron NV	185,330	2,307,720
KBC Group NV	84,854	4,252,523
UCB SA	60,600	4,570,648
TOTAL BELGIUM		11,130,891
Bermuda - 0.6%
Hiscox Ltd.	480,040	4,950,185
Lancashire Holdings Ltd.	1,178,720	6,693,896
TOTAL BERMUDA		11,644,081
Canada - 1.3%
Canadian Pacific Railway Ltd.	67,000	4,994,693
Constellation Software, Inc.	3,700	5,350,015
Definity Financial Corp.	144,900	4,291,639
PrairieSky Royalty Ltd.	836,000	12,984,740
TOTAL CANADA		27,621,087
Cayman Islands - 0.1%
Tencent Holdings Ltd.	120,000	3,153,215
China - 0.7%
Centre Testing International Group Co. Ltd. (A Shares)	959,500	2,460,863
Kweichow Moutai Co. Ltd. (A Shares)	18,100	3,330,335
PICC Property & Casualty Co. Ltd. (H Shares)	5,706,946	5,263,711
Yunnan Baiyao Group Co. Ltd. (A Shares)	372,120	2,780,110
TOTAL CHINA		13,835,019
Cyprus - 0.0%
Fix Price Group Ltd. GDR (Reg. S) (a)	139,553	51,541
Denmark - 0.6%
DSV A/S	38,284	5,182,921
GN Store Nord A/S (b)	214,875	4,568,835
ORSTED A/S (c)	38,100	3,143,469
TOTAL DENMARK		12,895,225
Finland - 0.9%
Nanoform Finland PLC (d)	754,800	1,976,717
Olvi Oyj (A Shares)	86,661	2,676,335
Sampo Oyj (A Shares)	213,751	9,776,161
UPM-Kymmene Corp.	131,930	4,421,180
TOTAL FINLAND		18,850,393
France - 3.3%
Edenred SA	115,291	5,920,132
L'Oreal SA	20,800	6,531,291
LVMH Moet Hennessy Louis Vuitton SE	60,717	38,312,117
Sanofi SA	87,000	7,487,034
TotalEnergies SE (b)	101,941	5,561,225
Worldline SA (c)(d)	113,900	4,971,336
TOTAL FRANCE		68,783,135
Germany - 1.4%
Brenntag SE	110,000	6,674,399
Deutsche Post AG	204,311	7,222,359
Instone Real Estate Group BV (b)(c)	332,488	2,421,644
Nexus AG	46,000	2,468,451
Novem Group SA	292,876	1,829,227
Siemens Healthineers AG (c)	63,100	2,890,774
Stabilus Se	118,586	6,510,050
TOTAL GERMANY		30,016,904
Hong Kong - 0.5%
AIA Group Ltd.	761,327	5,766,895
Hong Kong Exchanges and Clearing Ltd.	170,174	4,517,034
TOTAL HONG KONG		10,283,929
Hungary - 0.1%
Richter Gedeon PLC	86,900	1,715,900
India - 0.4%
Delhivery Private Ltd. (d)(e)	203,700	804,637
HDFC Bank Ltd. (d)	212,324	3,853,237
HDFC Bank Ltd. sponsored ADR	40,335	2,513,274
Pine Labs Private Ltd. (a)(d)(e)	792	397,418
TOTAL INDIA		7,568,566
Indonesia - 1.0%
PT Astra International Tbk	13,899,000	5,925,844
PT Bank Central Asia Tbk	11,972,800	6,754,970
PT Bank Rakyat Indonesia (Persero) Tbk	12,303,600	3,668,007
PT United Tractors Tbk	2,284,600	4,731,052
TOTAL INDONESIA		21,079,873
Ireland - 1.1%
Cairn Homes PLC	1,030,838	994,201
CRH PLC	196,900	7,091,916
Flutter Entertainment PLC (d)	46,300	6,148,614
ICON PLC (d)	9,900	1,958,616
Irish Residential Properties REIT PLC	2,591,367	2,801,645
Kingspan Group PLC (Ireland)	61,900	3,125,924
TOTAL IRELAND		22,120,916
Italy - 0.7%
BFF Bank SpA (c)	1,389,790	9,806,504
MARR SpA	205,098	2,160,655
Prada SpA	527,094	2,400,567
TOTAL ITALY		14,367,726
Japan - 4.1%
Capcom Co. Ltd.	141,934	3,956,531
Daiichi Sankyo Kabushiki Kaisha	142,200	4,551,931
Daiichikosho Co. Ltd.	116,080	3,333,411
FUJIFILM Holdings Corp.	87,992	4,035,223
GMO Internet, Inc.	300,866	5,202,102
Hitachi Ltd.	219,300	9,969,858
Hoya Corp.	63,443	5,919,981
Iriso Electronics Co. Ltd.	115,285	3,349,347
Keyence Corp.	19,340	7,325,255
Minebea Mitsumi, Inc.	352,600	5,226,338
PALTAC Corp.	93,491	2,659,585
Recruit Holdings Co. Ltd.	191,300	5,886,525
Renesas Electronics Corp. (d)	226,031	1,890,919
Shin-Etsu Chemical Co. Ltd.	52,403	5,446,242
Sony Group Corp.	116,703	7,869,827
Tsuruha Holdings, Inc.	85,000	4,944,685
Z Holdings Corp.	924,128	2,384,952
ZOZO, Inc.	129,400	2,754,302
TOTAL JAPAN		86,707,014
Kenya - 0.1%
Safaricom Ltd.	5,920,700	1,224,636
Netherlands - 0.9%
Adyen BV (c)(d)	2,200	3,140,719
Argenx SE ADR (d)	1,400	543,102
ASML Holding NV (Netherlands)	4,300	2,017,075
Heineken NV (Bearer)	78,019	6,522,853
IMCD NV	32,351	4,197,776
Prosus NV	42,471	1,836,518
RHI Magnesita NV	66,422	1,410,719
TOTAL NETHERLANDS		19,668,762
Norway - 1.3%
Equinor ASA	97,526	3,553,235
Kongsberg Gruppen ASA	200,000	7,168,038
Schibsted ASA:
(A Shares)	71,700	1,104,175
(B Shares)	292,297	4,338,282
TGS ASA	696,049	9,507,265
Volue A/S (d)	825,800	2,144,698
TOTAL NORWAY		27,815,693
Spain - 0.9%
Amadeus IT Holding SA Class A (d)	150,796	7,864,811
Cellnex Telecom SA (c)	89,256	2,921,372
Cie Automotive SA	313,535	7,975,564
TOTAL SPAIN		18,761,747
Sweden - 3.2%
Addlife AB	197,240	1,843,565
Alfa Laval AB	244,697	6,030,328
Dustin Group AB (c)	1,042,798	4,344,519
Haypp Group (d)	525,000	1,138,803
Hemnet Group AB	673,430	8,368,166
HEXPOL AB (B Shares)	1,162,959	11,480,865
Instalco AB	441,771	1,769,093
INVISIO AB	157,312	2,336,627
Kry International AB (a)(d)(e)	489	85,608
Sandvik AB	373,157	5,831,231
Stillfront Group AB (d)	604,994	1,178,624
Swedbank AB (A Shares)	727,850	10,850,823
Swedish Match Co. AB	1,214,987	12,496,012
TOTAL SWEDEN		67,754,264
Switzerland - 2.1%
Chubb Ltd.	62,000	13,323,180
Nestle SA (Reg. S)	133,350	14,516,321
Roche Holding AG (participation certificate)	48,651	16,142,314
TOTAL SWITZERLAND		43,981,815
Taiwan - 0.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	159,465	1,915,249
United Kingdom - 3.9%
AstraZeneca PLC (United Kingdom)	104,843	12,301,459
Beazley PLC	856,700	6,135,485
Clarkson PLC	166,062	5,265,663
Close Brothers Group PLC	269,273	3,032,438
Compass Group PLC	344,435	7,254,430
Diageo PLC	293,352	12,072,173
Harbour Energy PLC	1,486,871	6,443,738
Mondi PLC	196,151	3,289,835
Prudential PLC	1,240,786	11,526,494
Rightmove PLC	393,130	2,213,792
RS GROUP PLC	303,095	3,331,644
Sabre Insurance Group PLC (c)	5,555,301	5,720,996
WH Smith PLC (d)	329,610	4,449,022
Zegona Communications PLC (d)	30,559	26,284
TOTAL UNITED KINGDOM		83,063,453
United States of America - 67.8%
Adobe, Inc. (d)	35,000	11,147,500
Alphabet, Inc. Class A (d)	739,000	69,842,890
Amazon.com, Inc. (d)	573,000	58,698,120
Ameriprise Financial, Inc.	22,000	6,800,640
Apple, Inc.	557,000	85,410,380
Arthur J. Gallagher & Co.	52,000	9,728,160
Autoliv, Inc. (depositary receipt)	99,977	8,031,699
Automatic Data Processing, Inc.	39,000	9,426,300
AutoZone, Inc. (d)	6,500	16,463,720
Constellation Brands, Inc. Class A (sub. vtg.)	84,000	20,754,720
Constellation Energy Corp.	543,999	51,429,665
Cummins, Inc.	91,500	22,372,665
Danaher Corp.	71,000	17,868,570
Deckers Outdoor Corp. (d)	78,255	27,383,772
Eli Lilly & Co.	141,000	51,054,690
Estee Lauder Companies, Inc. Class A	264,000	52,929,360
Fiserv, Inc. (d)	248,201	25,500,171
Gilead Sciences, Inc.	94,000	7,375,240
Globe Life, Inc.	115,000	13,284,800
Humana, Inc.	25,000	13,952,000
Intuit, Inc.	62,000	26,505,000
J.B. Hunt Transport Services, Inc.	27,000	4,618,890
JPMorgan Chase & Co.	377,000	47,456,760
lululemon athletica, Inc. (d)	11,800	3,882,672
Marvell Technology, Inc.	157,847	6,263,369
MasterCard, Inc. Class A	101,000	33,146,180
Microsoft Corp.	377,000	87,513,010
Moody's Corp.	16,872	4,468,887
MSCI, Inc.	98,000	45,948,280
Netflix, Inc. (d)	28,000	8,172,640
Northrop Grumman Corp.	81,000	44,469,810
NVIDIA Corp.	327,000	44,135,190
Oracle Corp.	126,000	9,836,820
Palo Alto Networks, Inc. (d)	34,000	5,834,060
PayPal Holdings, Inc. (d)	84,000	7,020,720
Range Resources Corp.	781,000	22,242,880
Regeneron Pharmaceuticals, Inc. (d)	36,000	26,955,000
ResMed, Inc.	20,596	4,607,119
Royalty Pharma PLC	859,000	36,352,880
S&P Global, Inc.	135,628	43,570,495
Stripe, Inc. Class B (a)(d)(e)	10,000	238,100
Tesla, Inc. (d)	150,500	34,244,770
The Travelers Companies, Inc.	254,639	46,970,710
Thermo Fisher Scientific, Inc.	43,000	22,100,710
TJX Companies, Inc.	463,000	33,382,300
Union Pacific Corp.	145,000	28,585,300
UnitedHealth Group, Inc.	193,000	107,143,951
Vertex Pharmaceuticals, Inc. (d)	81,000	25,272,000
Visa, Inc. Class A	168,000	34,802,880
TOTAL UNITED STATES OF AMERICA		1,425,196,445
TOTAL COMMON STOCKS (Cost $1,911,481,772)		2,071,590,353

Preferred Stocks - 0.4%
	Shares	Value ($)
Convertible Preferred Stocks - 0.3%
China - 0.2%
ByteDance Ltd. Series E1 (a)(d)(e)	14,425	2,265,014
dMed Biopharmaceutical Co. Ltd. Series C (a)(d)(e)	138,905	1,245,978
		3,510,992
United States of America - 0.1%
Circle Internet Financial Ltd. Series F (e)	23,730	1,163,515
Instacart, Inc. Series I (a)(d)(e)	8,000	296,800
Stripe, Inc. Series H (a)(d)(e)	4,200	100,002
		1,560,317
TOTAL CONVERTIBLE PREFERRED STOCKS		5,071,309
Nonconvertible Preferred Stocks - 0.1%
India - 0.1%
Pine Labs Private Ltd.:
Series 1 (a)(d)(e)	1,892	949,387
Series A (a)(d)(e)	473	237,347
Series B (a)(d)(e)	514	257,920
Series B2 (a)(d)(e)	416	208,745
Series C (a)(d)(e)	774	388,385
Series C1 (a)(d)(e)	163	81,792
Series D (a)(d)(e)	174	87,311
		2,210,887
Sweden - 0.0%
Kry International AB Series E (a)(d)(e)	2,824	494,393
TOTAL NONCONVERTIBLE PREFERRED STOCKS		2,705,280
TOTAL PREFERRED STOCKS (Cost $8,655,882)		7,776,589

Money Market Funds - 1.1%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (f)	15,581,384	15,584,500
Fidelity Securities Lending Cash Central Fund 3.10% (f)(g)	7,255,515	7,256,240
TOTAL MONEY MARKET FUNDS (Cost $22,837,196)		22,840,740

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,942,974,850)	2,102,207,682
NET OTHER ASSETS (LIABILITIES) - 0.0%	34,765
NET ASSETS - 100.0%	2,102,242,447

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Level 3 security
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $39,361,333 or 1.9% of net assets.

(d)	Non-income producing
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,302,352 or 0.4% of net assets.

(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ByteDance Ltd. Series E1	11/18/20	1,580,608

Circle Internet Financial Ltd. Series F	5/09/22	999,982

Delhivery Private Ltd.	5/20/21	994,308

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	1,972,888

Instacart, Inc. Series I	2/26/21	1,000,000

Kry International AB	5/14/21	212,376

Kry International AB Series E	5/14/21	1,291,057

Pine Labs Private Ltd.	6/30/21	295,305

Pine Labs Private Ltd. Series 1	6/30/21	705,451

Pine Labs Private Ltd. Series A	6/30/21	176,363

Pine Labs Private Ltd. Series B	6/30/21	191,650

Pine Labs Private Ltd. Series B2	6/30/21	155,110

Pine Labs Private Ltd. Series C	6/30/21	288,594

Pine Labs Private Ltd. Series C1	6/30/21	60,776

Pine Labs Private Ltd. Series D	6/30/21	64,878

Stripe, Inc. Class B	5/18/21	401,284

Stripe, Inc. Series H	3/15/21	168,525

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	32,092,646	1,324,736,297	1,341,244,443	350,440	-	-	15,584,500	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	13,243,601	118,142,030	124,129,391	164,511	-	-	7,256,240	0.0%
Total	45,336,247	1,442,878,327	1,465,373,834	514,951	-	-	22,840,740

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	112,218,970	101,545,639	10,673,331	-
Consumer Discretionary	279,492,049	222,707,301	56,436,407	348,341
Consumer Staples	138,934,740	93,318,943	45,615,797	-
Energy	65,024,135	55,909,675	9,114,460	-
Financials	340,926,184	300,159,178	40,767,006	-
Health Care	387,955,295	343,335,805	43,373,512	1,245,978
Industrials	194,035,632	167,616,481	26,419,151	-
Information Technology	447,459,883	419,868,352	21,800,109	5,791,422
Materials	46,969,621	25,258,545	21,711,076	-
Real Estate	11,777,299	11,777,299	-	-
Utilities	54,573,134	51,429,665	3,143,469	-

Money Market Funds	22,840,740	22,840,740	-	-
Total Investments in Securities:	2,102,207,682	1,815,767,623	279,054,318	7,385,741

Net Unrealized Depreciation on Unfunded Commitments	(227,538)	-	-	(227,538)
Total	(227,538)	-	-	(227,538)
Fidelity® Worldwide Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $6,657,640) - See accompanying schedule:
Unaffiliated issuers (cost $1,920,137,654)	$2,079,366,942
Fidelity Central Funds (cost $22,837,196)	22,840,740

Total Investment in Securities (cost $1,942,974,850)		$2,102,207,682
Foreign currency held at value (cost $5,614,096)		5,613,796
Receivable for investments sold		29,523,472
Receivable for fund shares sold		653,591
Reclaims receivable		2,893,303
Distributions receivable from Fidelity Central Funds		63,393
Prepaid expenses		3,543
Other receivables		34,497
Total assets		2,140,993,277
Liabilities
Payable for investments purchased	28,341,077
Unrealized depreciation on unfunded commitments	227,538
Payable for fund shares redeemed	1,168,420
Accrued management fee	1,165,484
Distribution and service plan fees payable	27,031
Other affiliated payables	327,037
Deferred taxes	108,909
Other payables and accrued expenses	129,094
Collateral on securities loaned	7,256,240
Total Liabilities		38,750,830
Net Assets		$2,102,242,447
Net Assets consist of:
Paid in capital		$1,828,056,734
Total accumulated earnings (loss)		274,185,713
Net Assets		$2,102,242,447

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($68,608,257 ÷ 2,664,887 shares) (a)		$25.75
Maximum offering price per share (100/94.25 of $25.75)		$27.32
Class M :
Net Asset Value and redemption price per share ($15,274,869 ÷ 600,378 shares) (a)		$25.44
Maximum offering price per share (100/96.50 of $25.44)		$26.36
Class C :
Net Asset Value and offering price per share ($8,516,555 ÷ 350,111 shares) (a)		$24.33
Worldwide :
Net Asset Value , offering price and redemption price per share ($1,899,787,662 ÷ 72,353,532 shares)		$26.26
Class I :
Net Asset Value , offering price and redemption price per share ($33,225,728 ÷ 1,275,881 shares)		$26.04
Class Z :
Net Asset Value , offering price and redemption price per share ($76,829,376 ÷ 2,949,653 shares)		$26.05
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$37,344,360
Non-Cash dividends		2,922,598
Income from Fidelity Central Funds (including $164,511 from security lending)		514,951
Income before foreign taxes withheld		40,781,909
Less foreign taxes withheld		(2,273,826)
Total Income		38,508,083
Expenses
Management fee
Basic fee	$16,804,788
Performance adjustment	2,075,160
Transfer agent fees	3,774,814
Distribution and service plan fees	400,754
Accounting fees	735,763
Custodian fees and expenses	86,218
Independent trustees' fees and expenses	9,095
Registration fees	118,484
Audit	85,095
Legal	13,091
Miscellaneous	12,136
Total expenses before reductions	24,115,398
Expense reductions	(85,113)
Total expenses after reductions		24,030,285
Net Investment income (loss)		14,477,798
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $208,012)	146,299,428
Foreign currency transactions	(346,784)
Total net realized gain (loss)		145,952,644
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $993,916)	(999,809,577)
Unfunded commitments	(227,538)
Assets and liabilities in foreign currencies	(354,687)
Total change in net unrealized appreciation (depreciation)		(1,000,391,802)
Net gain (loss)		(854,439,158)
Net increase (decrease) in net assets resulting from operations		$(839,961,360)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,477,798	$(2,163,208)
Net realized gain (loss)	145,952,644	389,411,062
Change in net unrealized appreciation (depreciation)	(1,000,391,802)	532,577,145
Net increase (decrease) in net assets resulting from operations	(839,961,360)	919,824,999
Distributions to shareholders	(362,130,555)	(212,769,678)
Share transactions - net increase (decrease)	68,731,196	82,772,537
Total increase (decrease) in net assets	(1,133,360,719)	789,827,858

Net Assets
Beginning of period	3,235,603,166	2,445,775,308
End of period	$2,102,242,447	$3,235,603,166

Financial Highlights
Fidelity Advisor® Worldwide Fund Class A

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$40.06	$31.49	$27.36	$26.57	$27.28
Income from Investment Operations
Net investment income (loss) A,B	.09	(.13)	(.05)	.11	.03
Net realized and unrealized gain (loss)	(9.90)	11.40	5.50	2.84	1.00
Total from investment operations	(9.81)	11.27	5.45	2.95	1.03
Distributions from net investment income	(.07)	-	(.12)	(.02)	(.09)
Distributions from net realized gain	(4.43)	(2.70)	(1.20)	(2.14)	(1.65)
Total distributions	(4.50)	(2.70)	(1.32)	(2.16)	(1.74)
Net asset value, end of period	$25.75	$40.06	$31.49	$27.36	$26.57
Total Return C,D	(27.31)%	37.72%	20.72%	12.35%	3.96%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.21%	1.29%	1.34%	1.26%	1.23%
Expenses net of fee waivers, if any	1.21%	1.28%	1.34%	1.26%	1.23%
Expenses net of all reductions	1.21%	1.28%	1.33%	1.25%	1.22%
Net investment income (loss)	.28%	(.34)%	(.18)%	.41%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$68,608	$99,731	$63,690	$52,516	$42,947
Portfolio turnover rate G	137%	96%	112%	147%	117%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Worldwide Fund Class M

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$39.62	$31.19	$27.10	$26.39	$27.11
Income from Investment Operations
Net investment income (loss) A,B	.01	(.22)	(.13)	.03	(.05)
Net realized and unrealized gain (loss)	(9.81)	11.29	5.46	2.82	1.00
Total from investment operations	(9.80)	11.07	5.33	2.85	.95
Distributions from net investment income	-	-	(.04)	-	(.02)
Distributions from net realized gain	(4.38)	(2.64)	(1.20)	(2.14)	(1.65)
Total distributions	(4.38)	(2.64)	(1.24)	(2.14)	(1.67)
Net asset value, end of period	$25.44	$39.62	$31.19	$27.10	$26.39
Total Return C,D	(27.53)%	37.37%	20.40%	12.05%	3.65%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.47%	1.55%	1.61%	1.55%	1.52%
Expenses net of fee waivers, if any	1.47%	1.55%	1.61%	1.54%	1.52%
Expenses net of all reductions	1.47%	1.55%	1.61%	1.54%	1.51%
Net investment income (loss)	.02%	(.61)%	(.45)%	.13%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$15,275	$22,771	$17,387	$13,066	$12,746
Portfolio turnover rate G	137%	96%	112%	147%	117%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Worldwide Fund Class C

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$38.05	$30.14	$26.33	$25.82	$26.67
Income from Investment Operations
Net investment income (loss) A,B	(.15)	(.39)	(.27)	(.10)	(.18)
Net realized and unrealized gain (loss)	(9.39)	10.88	5.28	2.75	.98
Total from investment operations	(9.54)	10.49	5.01	2.65	.80
Distributions from net realized gain	(4.18)	(2.58)	(1.20)	(2.14)	(1.65)
Total distributions	(4.18)	(2.58)	(1.20)	(2.14)	(1.65)
Net asset value, end of period	$24.33	$38.05	$30.14	$26.33	$25.82
Total Return C,D	(27.89)%	36.63%	19.76%	11.49%	3.12%
Ratios to Average Net Assets B,E,F
Expenses before reductions	2.00%	2.08%	2.14%	2.06%	2.01%
Expenses net of fee waivers, if any	2.00%	2.08%	2.14%	2.06%	2.01%
Expenses net of all reductions	2.00%	2.08%	2.13%	2.06%	2.00%
Net investment income (loss)	(.51)%	(1.14)%	(.98)%	(.39)%	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$8,517	$13,602	$11,677	$10,618	$12,744
Portfolio turnover rate G	137%	96%	112%	147%	117%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Worldwide Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$40.76	$31.97	$27.74	$26.90	$27.61
Income from Investment Operations
Net investment income (loss) A,B	.18	(.02)	.03	.18	.11
Net realized and unrealized gain (loss)	(10.09)	11.58	5.58	2.89	1.00
Total from investment operations	(9.91)	11.56	5.61	3.07	1.11
Distributions from net investment income	(.16)	(.02)	(.18)	(.09)	(.17)
Distributions from net realized gain	(4.43)	(2.75)	(1.20)	(2.14)	(1.65)
Total distributions	(4.59)	(2.77)	(1.38)	(2.23)	(1.82)
Net asset value, end of period	$26.26	$40.76	$31.97	$27.74	$26.90
Total Return C	(27.12)%	38.11%	21.07%	12.71%	4.23%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.92%	1.00%	1.05%	.99%	.94%
Expenses net of fee waivers, if any	.92%	1.00%	1.05%	.99%	.94%
Expenses net of all reductions	.92%	1.00%	1.05%	.98%	.93%
Net investment income (loss)	.57%	(.06)%	.11%	.69%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$1,899,788	$2,896,684	$2,217,129	$2,020,487	$2,112,988
Portfolio turnover rate F	137%	96%	112%	147%	117%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Worldwide Fund Class I

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$40.46	$31.77	$27.58	$26.77	$27.49
Income from Investment Operations
Net investment income (loss) A,B	.17	(.03)	.03	.18	.11
Net realized and unrealized gain (loss)	(10.01)	11.49	5.55	2.86	.99
Total from investment operations	(9.84)	11.46	5.58	3.04	1.10
Distributions from net investment income	(.16)	(.02)	(.19)	(.09)	(.18)
Distributions from net realized gain	(4.43)	(2.75)	(1.20)	(2.14)	(1.65)
Total distributions	(4.58) C	(2.77)	(1.39)	(2.23)	(1.82) C
Net asset value, end of period	$26.04	$40.46	$31.77	$27.58	$26.77
Total Return D	(27.13)%	38.06%	21.08%	12.70%	4.22%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.94%	1.02%	1.06%	.99%	.96%
Expenses net of fee waivers, if any	.93%	1.02%	1.06%	.99%	.95%
Expenses net of all reductions	.93%	1.02%	1.05%	.98%	.94%
Net investment income (loss)	.56%	(.08)%	.10%	.69%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$33,226	$86,852	$64,615	$44,754	$50,956
Portfolio turnover rate G	137%	96%	112%	147%	117%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Worldwide Fund Class Z

Years ended October 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$40.48	$31.76	$27.59	$26.78	$29.54
Income from Investment Operations
Net investment income (loss) B,C	.21	.02	.07	.22	(.01)
Net realized and unrealized gain (loss)	(10.01)	11.50	5.53	2.86	(2.75)
Total from investment operations	(9.80)	11.52	5.60	3.08	(2.76)
Distributions from net investment income	(.20)	(.05)	(.23)	(.13)	-
Distributions from net realized gain	(4.43)	(2.75)	(1.20)	(2.14)	-
Total distributions	(4.63)	(2.80)	(1.43)	(2.27)	-
Net asset value, end of period	$26.05	$40.48	$31.76	$27.59	$26.78
Total Return D,E	(27.05)%	38.27%	21.19%	12.85%	(9.34)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.81%	.90%	.93%	.85%	.88% H
Expenses net of fee waivers, if any	.81%	.90%	.93%	.84%	.88% H
Expenses net of all reductions	.81%	.90%	.93%	.84%	.87% H
Net investment income (loss)	.68%	.04%	.23%	.83%	(.27)% H
Supplemental Data
Net assets, end of period (000 omitted)	$76,829	$115,963	$71,278	$205,197	$294
Portfolio turnover rate I	137%	96%	112%	147%	117%

A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Worldwide, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.
A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3.Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$340,681,580
Gross unrealized depreciation	(189,244,946)
Net unrealized appreciation (depreciation)	$151,436,634
Tax Cost	$1,950,543,510

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$14,849,136
Undistributed long-term capital gain	$108,356,015
Net unrealized appreciation (depreciation) on securities and other investments	$151,089,474

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$81,038,229	$ 14,367,075
Long-term Capital Gains	281,092,325	198,402,603
Total	$362,130,554	$ 212,769,678

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (depreciation)
Fidelity Worldwide Fund	Stripe, Inc.	$227,538	$(227,538)
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Worldwide Fund	3,489,797,777	3,761,255,290
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund as compared to its benchmark index, the MSCI World Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .73% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$202,036	$7,643
Class M	.25%	.25%	91,554	32
Class C	.75%	.25%	107,164	13,589
			$400,754	$21,264

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions.   The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$35,321
Class M	1,248
Class C A	975
$37,544
A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$151,465.19
Class M	36,808.20
Class C	24,819.23
Worldwide	3,424,440.15
Class I	100,508.17
Class Z	36,774.04
	$3,774,814
Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:
% of Average Net Assets
Fidelity Worldwide Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:
Amount
Fidelity Worldwide Fund	$34,832

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Worldwide Fund	250,172,800	331,573,195	18,872,556

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:
Amount ($)
Fidelity Worldwide Fund	3,353
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount ($)
Fidelity Worldwide Fund	4,585
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:
	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Worldwide Fund	$17,461	$-	$-

8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $85,113.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Worldwide Fund
Distributions to shareholders
Class A	$ 11,246,925	$5,558,931
Class M	2,460,774	1,453,529
Class C	1,484,213	982,551
Worldwide	323,847,724	192,474,658
Class I	9,721,033	5,902,121
Class Z	13,369,886	6,397,888
Total	$362,130,555	$212,769,678

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Worldwide Fund
Class A
Shares sold	425,346	687,168	$13,150,315	$24,638,768
Reinvestment of distributions	323,585	167,703	11,111,902	5,488,908
Shares redeemed	(573,433)	(387,967)	(17,987,153)	(14,002,191)
Net increase (decrease)	175,498	466,904	$6,275,064	$16,125,485
Class M
Shares sold	63,154	86,854	$ 1,827,369	$3,031,424
Reinvestment of distributions	71,924	44,443	2,446,862	1,442,165
Shares redeemed	(109,465)	(113,937)	(3,332,351)	(4,049,636)
Net increase (decrease)	25,613	17,360	$941,880	$423,953
Class C
Shares sold	49,629	70,402	$1,443,792	$2,403,125
Reinvestment of distributions	45,376	31,369	1,482,892	982,175
Shares redeemed	(102,345)	(131,707)	(2,936,201)	(4,545,518)
Net increase (decrease)	(7,340)	(29,936)	$(9,517)	$(1,160,218)
Worldwide
Shares sold	5,548,119	8,509,868	$176,262,456	$306,520,502
Reinvestment of distributions	8,857,534	5,570,483	309,393,660	184,995,722
Shares redeemed	(13,126,499)	(12,365,391)	(404,042,333)	(449,935,236)
Net increase (decrease)	1,279,154	1,714,960	$81,613,783	$41,580,988
Class I
Shares sold	391,287	670,926	$11,850,826	$24,272,391
Reinvestment of distributions	274,142	174,445	9,499,030	5,753,187
Shares redeemed	(1,536,108)	(732,928)	(45,074,681)	(25,932,444)
Net increase (decrease)	(870,679)	112,443	$(23,724,825)	$4,093,134
Class Z
Shares sold	785,358	823,146	$ 23,797,734	$ 29,837,475
Reinvestment of distributions	358,516	185,769	12,415,394	6,122,936
Shares redeemed	(1,058,983)	(388,243)	(32,578,317)	(14,251,216)
Net increase (decrease)	84,891	620,672	$3,634,811	$21,709,195
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund, and Fidelity Worldwide Fund:

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund, and Fidelity Worldwide Fund (the "Funds"), each a fund of Fidelity Investment Trust, including the schedules of investments, as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 14, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Overseas Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Overseas Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022
Fidelity® Diversified International Fund
Fidelity® Diversified International Fund	.93%
Actual		$ 1,000	$ 869.10	$ 4.38
Hypothetical- B		$ 1,000	$ 1,020.52	$ 4.74
Class K	.80%
Actual		$ 1,000	$ 869.40	$ 3.77
Hypothetical- B		$ 1,000	$ 1,021.17	$ 4.08

Fidelity® International Capital Appreciation Fund	.92%
Actual		$ 1,000	$ 870.20	$ 4.34
Hypothetical- B		$ 1,000	$ 1,020.57	$ 4.69
Fidelity® Overseas Fund
Fidelity® Overseas Fund	.91%
Actual		$ 1,000	$ 861.20	$ 4.27
Hypothetical- B		$ 1,000	$ 1,020.62	$ 4.63
Class K	.78%
Actual		$ 1,000	$ 861.90	$ 3.66
Hypothetical- B		$ 1,000	$ 1,021.27	$ 3.97
Fidelity® Worldwide Fund
Class A	1.16%
Actual		$ 1,000	$ 893.80	$ 5.54
Hypothetical- B		$ 1,000	$ 1,019.36	$ 5.90
Class M	1.42%
Actual		$ 1,000	$ 892.30	$ 6.77
Hypothetical- B		$ 1,000	$ 1,018.05	$ 7.22
Class C	1.96%
Actual		$ 1,000	$ 890.20	$ 9.34
Hypothetical- B		$ 1,000	$ 1,015.32	$ 9.96
Fidelity® Worldwide Fund	.87%
Actual		$ 1,000	$ 895.00	$ 4.16
Hypothetical- B		$ 1,000	$ 1,020.82	$ 4.43
Class I	.87%
Actual		$ 1,000	$ 894.80	$ 4.16
Hypothetical- B		$ 1,000	$ 1,020.82	$ 4.43
Class Z	.75%
Actual		$ 1,000	$ 895.20	$ 3.58
Hypothetical- B		$ 1,000	$ 1,021.42	$ 3.82

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2022, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Diversified International Fund	$240,530,880
Fidelity International Capital Appreciation Fund	$0
Fidelity Overseas Fund	$0
Fidelity Worldwide Fund	$136,078,148

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

December, 2021
Fidelity Diversified International Fund	-
Fidelity International Capital Appreciation Fund	100%
Fidelity Overseas Fund	100%
Fidelity Worldwide Fund	100%

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:
	Class A	Class M	Class C	Retail Class	Class I	Class Z	Class K
Fidelity Diversified International Fund
December, 2021	-	-	-	1%	-	-	1%
Fidelity International Capital Appreciation Fund
December, 2021	-	-	-	1%	-	-	-
Fidelity Overseas Fund
December, 2021	-	-	-	7%	-	-	6%
Fidelity Worldwide Fund
December, 2021	14%	16%	22%	13%	13%	13%	-

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
	Class A	Class M	Class C	Retail Class	Class I	Class Z	Class K
Fidelity Diversified International Fund
December, 2021	-	-	-	100%	-	-	100%
Fidelity International Capital Appreciation Fund
December, 2021	-	-	-	32%	-	-	-
Fidelity Overseas Fund
December, 2021	-	-	-	100%	-	-	100%
Fidelity Worldwide Fund
December, 2021	33%	38%	50%	30%	30%	29%	-

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:
	Class A	Class M	Class C	Retail Class	Class I	Class Z	Class K
Fidelity Diversified International Fund
December, 2021	-	-	-	-	-	-	-
Fidelity International Capital Appreciation Fund
December, 2021	-	-	-	1%	-	-	-
Fidelity Overseas Fund
December, 2021	-	-	-	-	-	-	-
Fidelity Worldwide Fund
December, 2021	1%	1%	1%	1%	1%	1%	-

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
	Pay Date	Income	Taxes
Fidelity Diversified International Fund
Diversified International	12/06/21	$0.6622	$0.0942
Class K	12/06/21	$0.7102	$0.0942
Fidelity International Capital Appreciation Fund	12/06/21	$0.2821	$0.0423
Fidelity Overseas Fund
Overseas	12/06/21	$0.4571	$0.0871
Class K	12/06/21	$0.5191	$0.0871

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Broadly Diversified International Equity Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of the management fee and total expense ratio of the fund or representative class, as applicable; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that the Fidelity Worldwide Fund had a portfolio manager change in October 2020. The Board will continue to monitor closely each applicable fund's performance, taking into account the portfolio manager change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class or fund, as applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Diversified International Fund

Fidelity International Capital Appreciation Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

The Board also considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for each fund's shareholders and helps to more closely align the interests of FMR and the shareholders of each fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked and the impact of a fund's performance adjustment, is also included in the charts and was considered by the Board.

Fidelity Diversified International Fund

Fidelity International Capital Appreciation Fund

Fidelity Overseas Fund

Fidelity Worldwide Fund

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021. The Board also noted the effect of each fund's performance adjustment, if any, on the fund's management fee ranking.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of each fund or a representative class of each fund, as applicable, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees (in the case of Fidelity Worldwide Fund), and custodial, legal, and audit fees. The Board noted the impact of each fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. Each fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for each fund, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class of each of Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

The Board noted that the total net expense ratio of Fidelity International Capital Appreciation Fund ranked below the similar sales load structure group competitive median and above the ASPG competitive median for the 12-month period ended September 30, 2021. The Board considered that, in general, various factors can affect total expense ratios. The Board considered that, when compared to a subset of the ASPG that FMR believes is most comparable, the fund would not be above the ASPG competitive median for 2021.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of Fidelity International Capital Appreciation Fund and the total expense ratio of each class of Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund were reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that each fund's Advisory Contracts should be renewed.

1.754543.122
IBD-ANN-1222
Fidelity® Sustainable Emerging Markets Equity Fund

Annual Report
October 31, 2022
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average annual total returns for Fidelity® Sustainable Emerging Markets Equity Fund will be reported once the fund is a year old.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Sustainable Emerging Markets Equity Fund, a class of the fund, on February 10, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

10,000
9,500
9,000
8,500
8,000
7,500
7,000
$6,500
2022

Period Ending Values

$6,570 Fidelity® Sustainable Emerging Markets Equity Fund

$6,946 MSCI Emerging Markets Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Portfolio Manager John Chow:
From the fund's inception on February 10, 2022, through October 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned roughly -35% to -34%, about in line with the -34.66% result of the MSCI Emerging Markets ESG Leaders Index (Net MA). By region, positioning in Latin America - especially, Mexico and Brazil - bolstered the fund's performance versus the benchmark. Among sectors, security selection in multi-sector holdings contributed meaningfully, along with picks in industrials and energy. A cash position averaging 4% of assets also lifted our relative result. The top individual relative contributor was a sizable non-benchmark stake in iShares MSCI India Index ETF (-6%). This was one of the fund's largest holdings at period end. Also providing a notable relative performance boost was our decision to avoid Russia-based Gazprom. Further benefiting the portfolio versus the benchmark was out-of-benchmark exposure to HDFC Bank (-7%), one of the fund's core holdings as of October 31. Conversely, security selection in Emerging Asia - especially China and Taiwan - along with an underweighting and picks in Emerging Europe - mainly, Russia - hindered the fund's relative result most this period. Among sectors, positioning in consumer discretionary and information technology notably detracted. The fund's three biggest individual relative detractors were Russian stocks: Sberbank, Lukoil and Yandex. Sberbank and Lukoil were not owned at period end. Also holding back performance was our outsized stake in Zai Lab, which returned -60%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (Taiwan, Semiconductors & Semiconductor Equipment)	8.0
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.8
iShares MSCI India ETF (United States of America, Investment Companies)	4.3
HDFC Bank Ltd. sponsored ADR (India, Banks)	3.8
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	3.2
Wal-Mart de Mexico SA de CV Series V (Mexico, Food & Staples Retailing)	2.8
China Construction Bank Corp. (H Shares) (China, Banks)	2.6
Reliance Industries Ltd. sponsored GDR (India, Oil, Gas & Consumable Fuels)	2.4
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.3
LG Chemical Ltd. (Korea (South), Chemicals)	2.2
36.4

Market Sectors (% of Fund's net assets)

Financials	24.6
Information Technology	22.0
Consumer Discretionary	12.1
Communication Services	8.4
Consumer Staples	7.0
Materials	6.2
Health Care	5.4
Industrials	3.6
Energy	2.4
Real Estate	0.4
Utilities	0.4

Asset Allocation (% of Fund's net assets)

Foreign investments - 91.8%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 90.4%
	Shares	Value ($)
Bermuda - 1.2%
Credicorp Ltd. (United States)	166	24,296
Kunlun Energy Co. Ltd.	17,566	10,495
TOTAL BERMUDA		34,791
Brazil - 4.6%
Banco do Brasil SA	2,069	14,828
Hypera SA	3,266	32,126
Localiza Rent a Car SA	2,633	35,956
Localiza Rent a Car SA	5	68
Localiza Rent a Car SA ADR	1,948	26,415
Natura & Co. Holding SA (a)	2,865	8,292
Suzano Papel e Celulose SA	1,342	13,821
Suzano Papel e Celulose SA ADR	768	7,903
TOTAL BRAZIL		139,409
Cayman Islands - 17.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,103	70,129
Bilibili, Inc. ADR (a)	671	5,985
Chailease Holding Co. Ltd.	2,055	9,493
JD.com, Inc. sponsored ADR	1,165	43,443
Li Ning Co. Ltd.	1,766	9,134
Meituan Class B (a)(b)	3,292	52,707
NetEase, Inc. ADR	557	30,980
Pinduoduo, Inc. ADR (a)	659	36,133
Sea Ltd. ADR (a)	445	22,108
Shenzhou International Group Holdings Ltd.	1,053	7,311
Silergy Corp.	2,013	23,342
Sunny Optical Technology Group Co. Ltd.	676	5,860
Tencent Holdings Ltd.	3,706	97,382
Trip.com Group Ltd. ADR (a)	2,552	57,752
Wuxi Biologics (Cayman), Inc. (a)(b)	5,777	25,994
XP, Inc. Class A (a)	427	7,827
XPeng, Inc. ADR (a)	807	5,342
Zai Lab Ltd. (a)	3,530	8,131
Zai Lab Ltd. ADR (a)	412	9,179
TOTAL CAYMAN ISLANDS		528,232
China - 6.5%
China Construction Bank Corp. (H Shares)	145,260	77,088
China Merchants Bank Co. Ltd. (H Shares)	2,093	6,879
China Tourism Group Duty Free Corp. Ltd. (H Shares) (a)(b)	394	7,795
Haier Smart Home Co. Ltd.	5,387	13,478
Kweichow Moutai Co. Ltd. (A Shares)	70	12,880
Ping An Insurance Group Co. of China Ltd. (H Shares)	8,692	34,797
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	542	24,153
Wuliangye Yibin Co. Ltd. (A Shares)	1,034	18,902
TOTAL CHINA		195,972
Hong Kong - 0.8%
China Resources Beer Holdings Co. Ltd.	4,803	22,639
Hungary - 0.7%
Richter Gedeon PLC	1,121	22,135
India - 10.0%
Axis Bank Ltd. GDR (Reg. S)	295	15,930
HDFC Bank Ltd. sponsored ADR	1,837	114,463
ICICI Bank Ltd. sponsored ADR	1,751	38,592
Infosys Ltd. sponsored ADR	3,252	60,910
Reliance Industries Ltd. sponsored GDR (b)	1,156	70,574
TOTAL INDIA		300,469
Indonesia - 5.8%
PT Avia Avian Tbk	199,971	10,064
PT Bank Central Asia Tbk	104,323	58,858
PT Bank Mandiri (Persero) Tbk	76,287	51,600
PT Bank Rakyat Indonesia (Persero) Tbk	74,286	22,146
PT Telkom Indonesia Persero Tbk	117,818	33,089
TOTAL INDONESIA		175,757
Korea (South) - 14.3%
Db Insurance Co. Ltd.	204	8,047
Hansol Chemical Co. Ltd.	99	12,866
Hyundai Fire & Marine Insurance Co. Ltd.	647	15,095
Hyundai Motor Co.	66	7,607
LG Chemical Ltd.	150	65,788
LG Energy Solution (a)	25	9,248
NAVER Corp.	184	21,851
POSCO	346	60,183
Samsung Electronics Co. Ltd.	3,481	144,867
Shinhan Financial Group Co. Ltd.	372	9,436
SK Hynix, Inc.	901	52,205
Woori Financial Group, Inc. ADR	889	22,136
TOTAL KOREA (SOUTH)		429,329
Mexico - 5.3%
CEMEX S.A.B. de CV sponsored ADR (a)	1,200	4,632
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	399	9,338
Grupo Aeroportuario Norte S.A.B. de CV	3,243	25,835
Grupo Financiero Banorte S.A.B. de CV Series O	4,473	36,359
Wal-Mart de Mexico SA de CV Series V	21,908	84,622
TOTAL MEXICO		160,786
Netherlands - 0.1%
Yandex NV Series A (a)(c)	517	1,773
Philippines - 0.4%
Ayala Land, Inc.	28,968	12,817
Saudi Arabia - 0.4%
Dr Sulaiman Al Habib Medical Services Group Co.	192	11,579
South Africa - 4.4%
Absa Group Ltd.	2,962	32,209
Capitec Bank Holdings Ltd.	53	5,484
Impala Platinum Holdings Ltd.	1,915	19,607
MTN Group Ltd.	5,861	41,429
Naspers Ltd. Class N	339	34,945
TOTAL SOUTH AFRICA		133,674
Taiwan - 13.9%
E.SUN Financial Holdings Co. Ltd.	57,638	41,458
eMemory Technology, Inc.	896	29,863
Hon Hai Precision Industry Co. Ltd. (Foxconn)	13,917	44,227
MediaTek, Inc.	2,733	49,993
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	3,899	239,984
Unimicron Technology Corp.	3,139	12,117
TOTAL TAIWAN		417,642
Thailand - 2.0%
CP ALL PCL (For. Reg.)	27,589	43,510
SCB X PCL (For. Reg.)	2,408	6,709
Thai Beverage PCL	24,724	10,043
TOTAL THAILAND		60,262
United Arab Emirates - 0.6%
Abu Dhabi Commercial Bank PJSC	7,016	18,050
United Kingdom - 1.2%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. ELS (UBS AG London Branch Bank Warrant Programme) Class A warrants 12/7/22 (a)(b)	572	25,490
Wuliangye Yibin Co. Ltd. ELS (UBS AG London Branch Bank Warrant Programme) Class A warrants 10/27/23 (a)(b)	558	10,200
TOTAL UNITED KINGDOM		35,690
United States of America - 0.7%
Li Auto, Inc. ADR (a)	1,496	20,376
TOTAL COMMON STOCKS (Cost $3,489,340)		2,721,382

Nonconvertible Preferred Stocks - 2.1%
	Shares	Value ($)
Brazil - 2.1%
Itau Unibanco Holding SA	6,880	40,490
Itau Unibanco Holding SA sponsored ADR	3,960	23,047

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $53,839)		63,537

Investment Companies - 4.3%
	Shares	Value ($)
United States of America - 4.3%
iShares MSCI India ETF (Cost $132,275)	3,063	129,259

Money Market Funds - 3.4%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (d) (Cost $102,935)	102,915	102,935

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $3,778,389)	3,017,113
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(4,788)
NET ASSETS - 100.0%	3,012,325

Security Type Abbreviations
ELS	-	EQUITY-LINKED SECURITY
ETF	-	EXCHANGE-TRADED FUND

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $192,760 or 6.4% of net assets.

(c)	Level 3 security
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	-	4,412,841	4,309,906	2,121	-	-	102,935	0.0%
Total	-	4,412,841	4,309,906	2,121	-	-	102,935

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	254,597	122,353	130,471	1,773
Consumer Discretionary	366,152	271,189	94,963	-
Consumer Staples	211,088	200,888	10,200	-
Energy	70,574	70,574	-	-
Financials	735,317	613,996	121,321	-
Health Care	158,787	107,303	51,484	-
Industrials	106,860	106,860	-	-
Information Technology	663,368	663,368	-	-
Materials	194,864	115,074	79,790	-
Real Estate	12,817	-	12,817	-
Utilities	10,495	10,495	-	-

Investment Companies	129,259	129,259	-	-

Money Market Funds	102,935	102,935	-	-
Total Investments in Securities:	3,017,113	2,514,294	501,046	1,773
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $3,675,454)	$2,914,178
Fidelity Central Funds (cost $102,935)	102,935

Total Investment in Securities (cost $3,778,389)		$3,017,113
Cash		1,892
Foreign currency held at value (cost $539)		538
Receivable for investments sold		31,757
Receivable for fund shares sold		6,416
Dividends receivable		2,905
Distributions receivable from Fidelity Central Funds		472
Prepaid expenses		27,278
Receivable from investment adviser for expense reductions		21,783
Total assets		3,110,154
Liabilities
Payable for investments purchased	$40,589
Payable for fund shares redeemed	13
Accrued management fee	1,969
Distribution and service plan fees payable	246
Other affiliated payables	571
Audit fee payable	47,135
Custody fee payable	7,193
Other payables and accrued expenses	113
Total Liabilities		97,829
Net Assets		$3,012,325
Net Assets consist of:
Paid in capital		$4,167,885
Total accumulated earnings (loss)		(1,155,560)
Net Assets		$3,012,325

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($163,872 ÷ 25,000 shares) (a)		$6.55
Maximum offering price per share (100/94.25 of $6.55)		$6.95
Class M :
Net Asset Value and redemption price per share ($163,580 ÷ 25,000 shares) (a)		$6.54
Maximum offering price per share (100/96.50 of $6.54)		$6.78
Class C :
Net Asset Value and offering price per share ($162,986 ÷ 25,000 shares) (a)		$6.52
Fidelity Sustainable Emerging Markets Equity Fund :
Net Asset Value , offering price and redemption price per share ($2,082,050 ÷ 317,065 shares)		$6.57
Class I :
Net Asset Value , offering price and redemption price per share ($164,171 ÷ 25,000 shares)		$6.57
Class Z :
Net Asset Value , offering price and redemption price per share ($275,666 ÷ 41,956 shares)		$6.57
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		For the period February 10, 2022 (commencement of operations) through October 31, 2022
Investment Income
Dividends		$48,678
Income from Fidelity Central Funds		2,121
Income before foreign taxes withheld		50,799
Less foreign taxes withheld		(6,506)
Total Income		44,293
Expenses
Management fee	$16,549
Transfer agent fees	3,480
Distribution and service plan fees	2,520
Accounting fees and expenses	1,076
Custodian fees and expenses	28,549
Independent trustees' fees and expenses	6
Registration fees	89,186
Audit	50,343
Legal	1
Miscellaneous	160
Total expenses before reductions	191,870
Expense reductions	(162,457)
Total expenses after reductions		29,413
Net Investment income (loss)		14,880
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(377,829)
Foreign currency transactions	(3,596)
Futures contracts	(27,753)
Total net realized gain (loss)		(409,178)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(761,276)
Assets and liabilities in foreign currencies	14
Total change in net unrealized appreciation (depreciation)		(761,262)
Net gain (loss)		(1,170,440)
Net increase (decrease) in net assets resulting from operations		$(1,155,560)
Statement of Changes in Net Assets

For the period February 10, 2022 (commencement of operations) through October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,880
Net realized gain (loss)	(409,178)
Change in net unrealized appreciation (depreciation)	(761,262)
Net increase (decrease) in net assets resulting from operations	(1,155,560)
Share transactions - net increase (decrease)	4,167,885
Total increase (decrease) in net assets	3,012,325

Net Assets
Beginning of period	-
End of period	$3,012,325

Financial Highlights
Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class A

Years ended October 31,	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.03
Net realized and unrealized gain (loss)	(3.48)
Total from investment operations	(3.45)
Net asset value, end of period	$6.55
Total Return D,E,F	(34.50)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	8.77% I,J
Expenses net of fee waivers, if any	1.57% I
Expenses net of all reductions	1.56% I
Net investment income (loss)	.51% I
Supplemental Data
Net assets, end of period (000 omitted)	$164
Portfolio turnover rate K	84% I

A For the period February 10, 2022 (commencement of operations) through October 31, 2022

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Audit fees are not annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class M

Years ended October 31,	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.01
Net realized and unrealized gain (loss)	(3.47)
Total from investment operations	(3.46)
Net asset value, end of period	$6.54
Total Return D,E,F	(34.60)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	9.01% I,J
Expenses net of fee waivers, if any	1.82% I
Expenses net of all reductions	1.82% I
Net investment income (loss)	.26% I
Supplemental Data
Net assets, end of period (000 omitted)	$164
Portfolio turnover rate K	84% I

A For the period February 10, 2022 (commencement of operations) through October 31, 2022

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Audit fees are not annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class C

Years ended October 31,	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	(.01)
Net realized and unrealized gain (loss)	(3.47)
Total from investment operations	(3.48)
Net asset value, end of period	$6.52
Total Return D,E,F	(34.80)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	9.51% I,J
Expenses net of fee waivers, if any	2.32% I
Expenses net of all reductions	2.32% I
Net investment income (loss)	(.24)% I
Supplemental Data
Net assets, end of period (000 omitted)	$163
Portfolio turnover rate K	84% I

A For the period February 10, 2022 (commencement of operations) through October 31, 2022

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the contingent deferred sales charge.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Audit fees are not annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Sustainable Emerging Markets Equity Fund

Years ended October 31,	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.05
Net realized and unrealized gain (loss)	(3.48)
Total from investment operations	(3.43)
Net asset value, end of period	$6.57
Total Return D,E	(34.30)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	8.07% H,I
Expenses net of fee waivers, if any	1.25% H
Expenses net of all reductions	1.25% H
Net investment income (loss)	.83% H
Supplemental Data
Net assets, end of period (000 omitted)	$2,082
Portfolio turnover rate J	84% H

A For the period February 10, 2022 (commencement of operations) through October 31, 2022

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Audit fees are not annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor Sustainable Emerging Markets Equity Fund Class I

Years ended October 31,	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.04
Net realized and unrealized gain (loss)	(3.47)
Total from investment operations	(3.43)
Net asset value, end of period	$6.57
Total Return D,E	(34.30)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	8.50% H,I
Expenses net of fee waivers, if any	1.31% H
Expenses net of all reductions	1.31% H
Net investment income (loss)	.76% H
Supplemental Data
Net assets, end of period (000 omitted)	$164
Portfolio turnover rate J	84% H

A For the period February 10, 2022 (commencement of operations) through October 31, 2022

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Audit fees are not annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Sustainable Emerging Markets Equity Fund Class Z

Years ended October 31,	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.05
Net realized and unrealized gain (loss)	(3.48)
Total from investment operations	(3.43)
Net asset value, end of period	$6.57
Total Return D,E	(34.30)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	8.23% H,I
Expenses net of fee waivers, if any	1.15% H
Expenses net of all reductions	1.15% H
Net investment income (loss)	.93% H
Supplemental Data
Net assets, end of period (000 omitted)	$276
Portfolio turnover rate J	84% H

A For the period February 10, 2022 (commencement of operations) through October 31, 2022

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Calculated based on average shares outstanding during the period.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Audit fees are not annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Sustainable Emerging Markets Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Sustainable Emerging Markets Equity Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance depending on whether certain investments are in or out of favor. The criteria related to the Fund's ESG ratings process and/or adherence to its sustainable investing exclusion criteria may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. As a result, the Fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. There are significant differences in interpretations of what it means for an issuer to have positive ESG factors. While the investment adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors' or advisers' views.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$75,025
Gross unrealized depreciation	(939,332)
Net unrealized appreciation (depreciation)	$(864,307)
Tax Cost	$3,881,420

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$11,312
Capital loss carryforward	$(302,578)
Net unrealized appreciation (depreciation) on securities and other investments	$(864,293)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(285,926)
Long-term	(16,652)
Total capital loss carryforward	$(302,578)

Due to large subscriptions in the period, approximately $89,764 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $57,333 of those capital losses per year to offset capital gains.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Sustainable Emerging Markets Equity Fund	5,701,406	1,675,466
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .10% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the   relative investment performance of the Fund as compared to its benchmark index, the MSCI Emerging Markets Index, over the same 36 month performance period. The Fund's performance adjustment will not take effect until February 28, 2023. Subsequent months will be added until the performance period includes 36 months. For the reporting period, the total annualized management fee rate was .78% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$361	$361
Class M	.25%	.25%	720	720
Class C	.75%	.25%	1,439	1,439
			$2,520	$2,520

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets A
Class A	$164.11
Class M	141.10
Class C	140.10
Fidelity Sustainable Emerging Markets Equity Fund	2,829.20
Class I	141.10
Class Z	65.04
	$3,480
A   Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Sustainable Emerging Markets Equity Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Sustainable Emerging Markets Equity Fund	$38

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Sustainable Emerging Markets Equity Fund	81,664	19,344	(11,753)
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Sustainable Emerging Markets Equity Fund	$3
8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 29, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.55%/1.50% A	$11,341
Class M	1.80%/1.75% A	11,296
Class C	2.30%/2.25% A	11,273
Fidelity Sustainable Emerging Markets Equity Fund	1.30%/1.25% A	104,948
Class I	1.30%/1.25% A	11,318
Class Z	1.15%/1.10% A	12,179
		$162,355

A    Expense limitation effective June 1, 2022.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $39.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $63.
9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Dollars
	Year ended October 31, 2022 A	Year ended October 31, 2022 A
Fidelity Sustainable Emerging Markets Equity Fund
Class A
Shares sold	25,041	$250,393
Shares redeemed	(41)	(320)
Net increase (decrease)	25,000	$250,073
Class M
Shares sold	25,000	$250,003
Net increase (decrease)	25,000	$250,003
Class C
Shares sold	25,000	$250,000
Net increase (decrease)	25,000	$250,000
Fidelity Sustainable Emerging Markets Equity Fund
Shares sold	382,605	$3,306,578
Shares redeemed	(65,540)	(507,726)
Net increase (decrease)	317,065	$2,798,852
Class I
Shares sold	25,000	$250,000
Net increase (decrease)	25,000	$250,000
Class Z
Shares sold	42,008	$369,361
Shares redeemed	(52)	(404)
Net increase (decrease)	41,956	$368,957

A   For the period February 10, 2022 (commencement of operations) through October 31, 2022.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Sustainable Emerging Markets Equity Fund	44%

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Fidelity Sustainable Multi-Asset Fund
Fidelity Sustainable Emerging Markets Equity Fund	12%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Sustainable Emerging Markets Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Sustainable Emerging Markets Equity Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period February 10, 2022 (commencement of operations) through October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations, changes in its net assets, and the financial highlights for the period February 10, 2022 (commencement of operations) through October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 19, 2022
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022
Fidelity® Sustainable Emerging Markets Equity Fund
Class A	1.57%
Actual		$ 1,000	$ 794.90	$ 7.10
Hypothetical- B		$ 1,000	$ 1,017.29	$ 7.98
Class M	1.82%
Actual		$ 1,000	$ 793.70	$ 8.23
Hypothetical- B		$ 1,000	$ 1,016.03	$ 9.25
Class C	2.33%
Actual		$ 1,000	$ 792.20	$ 10.53
Hypothetical- B		$ 1,000	$ 1,013.46	$ 11.82
Fidelity® Sustainable Emerging Markets Equity Fund	1.24%
Actual		$ 1,000	$ 797.30	$ 5.62
Hypothetical- B		$ 1,000	$ 1,018.95	$ 6.31
Class I	1.32%
Actual		$ 1,000	$ 797.30	$ 5.98
Hypothetical- B		$ 1,000	$ 1,018.55	$ 6.72
Class Z	1.15%
Actual		$ 1,000	$ 796.40	$ 5.21
Hypothetical- B		$ 1,000	$ 1,019.41	$ 5.85

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.9905243.100
MAR-ANN-1222
Fidelity® Total International Equity Fund

Annual Report
October 31, 2022
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-29.72%	0.34%	3.97%
Class M (incl.3.50% sales charge)	-28.20%	0.57%	3.96%
Class C (incl. contingent deferred sales charge)	-26.72%	0.78%	3.98%
Fidelity® Total International Equity Fund	-25.25%	1.80%	4.90%
Class I	-25.28%	1.79%	4.86%
Class Z	-25.09%	1.97%	4.96%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Total International Equity Fund, a class of the fund,  on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

22,000
20,000
18,000
16,000
14,000
12,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$16,135 Fidelity® Total International Equity Fund
$14,010 MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Co-Managers Sam Polyak, Jed Weiss, and Alex Zavratsky:
For the fiscal year ending October 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned about -26% to -25%, trailing the -24.61% result of the benchmark MSCI All Country World ex U.S. Index. By region, an underweighting and security selection in emerging markets - primarily driven by Russia - along with Japan, hurt the fund's relative result most this period. In terms of sectors, the largest detractor from performance versus the benchmark were stock picks in communication services. An overweighting in information technology also hurt, as did investment choices in industrials, primarily within the commercial & professional services industry. The fund's biggest individual relative detractor was an outsized stake in Lukoil, which returned about -100% the past year. Also hampering performance was our overweighting in Tencent Holdings, which returned -56%, though we added to our position the past 12 months. Further pressuring performance was an outsized stake in Yandex, which returned -96%. In contrast, a non-benchmark allocation to the U.S. and stock picks in Canada contributed most to the fund's relative result. By sector, the top contributor to performance versus the benchmark was security selection in materials. Strong picks in the information technology sector, primarily driven by software & services companies, lifted the fund's relative performance as well. Further bolstering the portfolio's relative performance was stock selection and an underweighting in consumer discretionary. Lastly, the fund's position in cash was a notable contributor. Not owning Shopify, a benchmark component that returned roughly -77%, was the top individual relative contributor. Also bolstering performance was our overweighting in Petrobras, which gained about 99%. Another key relative contributor was an outsized stake in Nutrien (+23%). Notable changes in positioning include a higher allocation to South Korea and the U.K. By sector, meaningful changes in positioning include increased exposure to energy stocks and a lower allocation to communication services firms.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	2.8
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.7
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.9
Canadian Pacific Railway Ltd. (Canada, Road & Rail)	1.7
Nestle SA (Reg. S) (Switzerland, Food Products)	1.7
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.5
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.5
Linde PLC (Germany, Chemicals)	1.5
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	1.4
Housing Development Finance Corp. Ltd. (India, Diversified Financial Services)	1.4
18.1

Market Sectors (% of Fund's net assets)

Financials	20.9
Industrials	18.2
Information Technology	14.8
Materials	10.8
Consumer Discretionary	9.7
Health Care	6.9
Energy	6.4
Communication Services	3.7
Consumer Staples	3.3
Real Estate	0.8
Utilities	0.7

Asset Allocation (% of Fund's net assets)

Foreign investments - 90.4%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 94.7%
	Shares	Value ($)
Australia - 2.1%
Aub Group Ltd.	1,288	17,038
BHP Group Ltd.	64,317	1,537,004
Imdex Ltd.	23,979	31,290
Macquarie Group Ltd.	4,861	527,033
National Australia Bank Ltd.	27,772	576,881
Steadfast Group Ltd.	11,336	36,690
Woodside Energy Group Ltd.	23,682	545,032
TOTAL AUSTRALIA		3,270,968
Austria - 0.1%
Erste Group Bank AG	7,011	172,786
Bailiwick of Jersey - 1.2%
Experian PLC	23,084	736,040
Ferguson PLC	1,363	148,650
Glencore PLC	169,105	969,491
Integrated Diagnostics Holdings PLC (a)	40,522	31,202
TOTAL BAILIWICK OF JERSEY		1,885,383
Belgium - 0.6%
Azelis Group NV	8,320	190,427
KBC Ancora	1,622	57,674
KBC Group NV	7,490	375,367
UCB SA	4,159	313,685
TOTAL BELGIUM		937,153
Bermuda - 0.8%
Credicorp Ltd. (United States)	5,868	858,840
Shangri-La Asia Ltd. (b)	644,657	356,425
TOTAL BERMUDA		1,215,265
Canada - 8.2%
Barrick Gold Corp.	95,707	1,438,476
CAE, Inc. (b)	44,298	845,413
Cameco Corp.	21,500	509,902
Canadian Natural Resources Ltd.	5,214	312,721
Canadian Pacific Railway Ltd.	34,628	2,581,436
Constellation Software, Inc.	725	1,048,314
Franco-Nevada Corp.	7,181	887,274
McCoy Global, Inc. (b)	7,000	5,138
Nutrien Ltd.	17,164	1,450,250
Osisko Gold Royalties Ltd.	2,296	24,623
Pason Systems, Inc.	3,589	38,120
PrairieSky Royalty Ltd.	1,500	23,298
Richelieu Hardware Ltd.	20,467	549,402
Summit Industrial Income REIT	19,994	255,511
Suncor Energy, Inc.	28,362	975,552
The Toronto-Dominion Bank	25,791	1,650,616
TOTAL CANADA		12,596,046
Cayman Islands - 4.4%
Alibaba Group Holding Ltd. (b)	116,246	903,802
Chlitina Holding Ltd.	6,200	28,353
JD.com, Inc. Class A	75,192	1,369,285
Li Ning Co. Ltd.	59,769	309,138
Meituan Class B (a)(b)	53,340	854,003
Sunny Optical Technology Group Co. Ltd.	43,391	376,164
Tencent Holdings Ltd.	114,116	2,998,603
TOTAL CAYMAN ISLANDS		6,839,348
China - 3.6%
China Life Insurance Co. Ltd. (H Shares)	1,235,165	1,346,895
Guangzhou Automobile Group Co. Ltd. (H Shares)	919,716	560,056
Haier Smart Home Co. Ltd. (A Shares)	422,200	1,202,503
Industrial & Commercial Bank of China Ltd. (H Shares)	1,781,696	773,551
Shenzhen Inovance Technology Co. Ltd. (A Shares)	53,000	484,068
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	19,400	864,525
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	115,100	334,918
TOTAL CHINA		5,566,516
Denmark - 0.6%
DSV A/S	1,789	242,196
ORSTED A/S (a)	2,011	165,919
Spar Nord Bank A/S	3,220	38,977
Vestas Wind Systems A/S	20,731	408,684
TOTAL DENMARK		855,776
Finland - 0.6%
Kone OYJ (B Shares)	5,575	228,273
Musti Group OYJ	1,956	36,766
Sampo Oyj (A Shares)	13,814	631,800
TOTAL FINLAND		896,839
France - 7.1%
Air Liquide SA	4,527	592,194
ALTEN	1,384	161,803
AXA SA	33,820	835,182
BNP Paribas SA	13,035	611,262
Capgemini SA	2,062	337,943
Edenred SA	11,158	572,957
Euroapi SASU (b)	459	8,031
Laurent-Perrier Group SA	451	43,946
Lectra	7,405	237,103
Legrand SA	9,414	717,391
LISI	2,320	45,809
LVMH Moet Hennessy Louis Vuitton SE	3,322	2,096,165
Safran SA	8,923	993,754
Sanofi SA	11,521	991,473
Teleperformance	835	223,874
TotalEnergies SE	28,898	1,576,483
Vetoquinol SA	776	64,495
VINCI SA	5,146	473,623
Vivendi SA (c)	36,430	298,179
TOTAL FRANCE		10,881,667
Germany - 4.9%
Bayer AG	10,758	565,667
CTS Eventim AG (b)	3,552	169,686
Deutsche Borse AG	4,242	689,833
Deutsche Post AG	9,829	347,453
Hannover Reuck SE	3,467	564,648
Linde PLC (c)	7,465	2,232,736
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,504	397,020
Nexus AG	1,420	76,200
Rheinmetall AG	3,213	522,328
RWE AG	14,123	544,186
Scout24 AG (a)	860	44,093
Siemens AG	7,670	837,633
Stabilus Se	702	38,538
Vonovia SE	23,361	516,526
TOTAL GERMANY		7,546,547
Greece - 0.6%
National Bank of Greece SA (b)	272,179	987,160
Hong Kong - 1.5%
AIA Group Ltd.	176,438	1,336,482
China Resources Beer Holdings Co. Ltd.	162,625	766,547
Hong Kong Exchanges and Clearing Ltd.	5,400	143,336
TOTAL HONG KONG		2,246,365
Hungary - 0.6%
Richter Gedeon PLC	44,120	871,180
India - 4.8%
Axis Bank Ltd.	90,479	990,263
Embassy Office Parks (REIT)	11,400	47,426
Housing Development Finance Corp. Ltd.	70,058	2,090,230
Indian Energy Exchange Ltd. (a)	15,519	26,227
Kotak Mahindra Bank Ltd.	10,353	237,870
Larsen & Toubro Ltd.	63,265	1,546,164
Reliance Industries Ltd.	1,800	55,439
Reliance Industries Ltd. sponsored GDR (a)	9,209	562,209
Shree Cement Ltd.	2,422	665,348
Solar Industries India Ltd.	18,046	850,601
Voltas Ltd.	26,830	283,987
TOTAL INDIA		7,355,764
Indonesia - 0.8%
PT Bank Mandiri (Persero) Tbk	639,917	432,834
PT Bank Rakyat Indonesia (Persero) Tbk	774,035	230,759
PT United Tractors Tbk	315,824	654,022
TOTAL INDONESIA		1,317,615
Ireland - 1.2%
Bank of Ireland Group PLC	33,831	243,931
Cairn Homes PLC	31,039	29,936
CRH PLC	14,870	535,586
CRH PLC sponsored ADR	21,716	786,336
Irish Residential Properties REIT PLC	19,765	21,369
Ryanair Holdings PLC sponsored ADR (b)	4,274	294,436
TOTAL IRELAND		1,911,594
Israel - 0.4%
Icl Group Ltd.	53,348	481,914
Ituran Location & Control Ltd.	2,447	58,679
Maytronics Ltd.	2,027	21,879
Strauss Group Ltd.	887	22,210
Tel Aviv Stock Exchange Ltd.	8,000	47,159
TOTAL ISRAEL		631,841
Italy - 1.0%
Enel SpA	77,029	344,115
Interpump Group SpA	12,172	471,295
Mediobanca SpA (c)	38,496	348,937
Prada SpA	72,500	330,190
TOTAL ITALY		1,494,537
Japan - 12.0%
Ai Holdings Corp.	1,300	19,269
Aoki Super Co. Ltd.	1,200	20,660
Artnature, Inc.	3,300	17,111
Aucnet, Inc.	2,100	31,649
Azbil Corp.	28,300	769,854
Broadleaf Co. Ltd.	17,000	62,309
Central Automotive Products Ltd.	1,100	16,600
Curves Holdings Co. Ltd.	13,700	79,697
Daiichikosho Co. Ltd.	2,900	83,278
Daikokutenbussan Co. Ltd.	600	18,319
DENSO Corp.	9,590	475,817
Digital Hearts Holdings Co. Ltd.	3,600	49,511
FANUC Corp.	2,400	314,044
FUJIFILM Holdings Corp.	7,976	365,771
Fujitec Co. Ltd.	1,400	27,850
Fujitsu Ltd.	1,979	227,701
Funai Soken Holdings, Inc.	2,250	40,144
Goldcrest Co. Ltd.	3,960	46,605
Hitachi Ltd.	20,748	943,249
Hoya Corp.	14,176	1,322,788
Ibiden Co. Ltd.	4,441	150,229
Idemitsu Kosan Co. Ltd.	9,667	211,290
Itochu Corp.	20,157	521,768
JEOL Ltd.	2,900	106,486
Keyence Corp.	3,684	1,395,359
Kobayashi Pharmaceutical Co. Ltd.	1,100	58,442
Koshidaka Holdings Co. Ltd.	9,800	73,684
Kusuri No Aoki Holdings Co. Ltd.	700	33,801
Lasertec Corp.	4,850	681,478
Medikit Co. Ltd.	2,000	32,550
Minebea Mitsumi, Inc.	17,713	262,547
Miroku Jyoho Service Co., Ltd.	2,400	24,114
Misumi Group, Inc.	29,600	633,027
Mitsubishi Estate Co. Ltd.	16,943	213,063
Mitsubishi UFJ Financial Group, Inc.	146,921	694,033
Mitsuboshi Belting Ltd.	700	14,900
Mitsui Fudosan Co. Ltd.	11,548	221,299
Nagaileben Co. Ltd.	4,500	61,798
Nihon Parkerizing Co. Ltd.	13,600	88,536
NS Tool Co. Ltd.	4,000	31,043
NSD Co. Ltd.	2,800	47,905
OBIC Co. Ltd.	1,350	203,097
ORIX Corp.	35,988	528,826
OSG Corp.	14,080	179,249
Paramount Bed Holdings Co. Ltd.	1,800	32,055
ProNexus, Inc.	4,200	27,088
Recruit Holdings Co. Ltd.	37,626	1,157,796
Renesas Electronics Corp. (b)	37,004	309,566
San-Ai Obbli Co. Ltd.	4,600	38,051
Shin-Etsu Chemical Co. Ltd.	5,251	545,736
Shiseido Co. Ltd.	3,507	121,582
SHO-BOND Holdings Co. Ltd.	10,980	475,545
Shoei Co. Ltd.	3,200	118,148
SK Kaken Co. Ltd.	320	79,734
SoftBank Group Corp.	8,709	373,844
Software Service, Inc.	500	27,674
Sony Group Corp.	2,016	135,948
Sumitomo Mitsui Financial Group, Inc.	18,865	529,759
Suzuki Motor Corp.	12,044	406,610
Techno Medica Co. Ltd.	500	5,494
The Monogatari Corp.	620	28,437
TIS, Inc.	9,114	246,092
Tocalo Co. Ltd.	2,800	22,408
Tokio Marine Holdings, Inc.	34,989	633,212
Toyota Motor Corp.	102,029	1,415,613
USS Co. Ltd.	22,900	346,053
Welcia Holdings Co. Ltd.	1,600	33,464
YAKUODO Holdings Co. Ltd.	1,600	29,978
TOTAL JAPAN		18,540,637
Kenya - 0.1%
Safaricom Ltd.	1,025,096	212,031
Korea (South) - 4.9%
BGF Retail Co. Ltd.	301	39,330
Hyundai Mipo Dockyard Co. Ltd. (b)	8,515	547,654
Hyundai Motor Co.	5,336	614,979
Korea Aerospace Industries Ltd.	24,461	811,471
Korea Zinc Co. Ltd.	1,154	517,445
POSCO	4,798	834,566
Samsung Electronics Co. Ltd.	101,837	4,238,096
TOTAL KOREA (SOUTH)		7,603,541
Luxembourg - 0.2%
ArcelorMittal SA (Netherlands)	11,043	247,240
Mexico - 0.6%
Grupo Financiero Banorte S.A.B. de CV Series O	50,805	412,969
Wal-Mart de Mexico SA de CV Series V	121,280	468,458
TOTAL MEXICO		881,427
Netherlands - 3.3%
Aalberts Industries NV	7,179	249,590
AerCap Holdings NV (b)	818	43,689
Airbus Group NV	12,797	1,384,684
ASML Holding NV (Netherlands)	4,774	2,239,422
IMCD NV	3,284	426,123
NN Group NV	11,946	505,871
Universal Music Group NV	8,032	157,712
Yandex NV Series A (b)(d)	15,421	52,892
TOTAL NETHERLANDS		5,059,983
New Zealand - 0.1%
Auckland International Airport Ltd. (b)	30,663	137,272
Norway - 0.5%
Adevinta ASA Class B (b)	16,961	116,161
Equinor ASA	11,083	403,795
Kongsberg Gruppen ASA	3,112	111,535
Medistim ASA	1,184	27,447
Schibsted ASA (B Shares)	9,906	147,025
Volue A/S (b)	6,514	16,918
TOTAL NORWAY		822,881
Russia - 0.0%
LUKOIL PJSC sponsored ADR (d)	15,040	4,255
Sberbank of Russia sponsored ADR (b)(d)	62,556	1,114
TOTAL RUSSIA		5,369
Singapore - 0.5%
United Overseas Bank Ltd.	36,124	708,394
South Africa - 1.0%
Absa Group Ltd.	48,783	530,462
Clicks Group Ltd.	9,830	166,565
Impala Platinum Holdings Ltd.	76,938	787,743
Thungela Resources Ltd.	2,770	42,313
TOTAL SOUTH AFRICA		1,527,083
Spain - 1.5%
Amadeus IT Holding SA Class A (b)	21,319	1,111,899
Banco Santander SA (Spain) (c)	256,600	664,900
Cellnex Telecom SA (a)	12,308	402,844
Fluidra SA	2,271	30,814
Unicaja Banco SA (a)	103,737	91,856
TOTAL SPAIN		2,302,313
Sweden - 2.7%
Addlife AB	5,860	54,772
AddTech AB (B Shares)	19,677	238,094
Alleima AB (b)	2,191	7,465
ASSA ABLOY AB (B Shares)	48,047	970,169
Atlas Copco AB (A Shares)	106,388	1,135,506
Epiroc AB (A Shares)	39,861	610,210
Hemnet Group AB	4,101	50,960
Investor AB (B Shares)	31,356	512,206
INVISIO AB	2,675	39,733
John Mattson Fastighetsforetag (b)	2,968	18,763
Lagercrantz Group AB (B Shares)	39,750	341,114
Sandvik AB	11,535	180,255
Teqnion AB	2,800	31,699
TOTAL SWEDEN		4,190,946
Switzerland - 5.0%
Nestle SA (Reg. S)	23,517	2,560,032
Novartis AG	5,447	440,612
Roche Holding AG (participation certificate)	7,178	2,381,647
Schindler Holding AG:
(participation certificate)	1,084	176,724
(Reg.)	107	16,840
Swiss Life Holding AG	705	341,394
Tecan Group AG	259	95,028
UBS Group AG	52,885	838,756
Zurich Insurance Group Ltd.	2,152	917,126
TOTAL SWITZERLAND		7,768,159
Taiwan - 3.8%
Addcn Technology Co. Ltd.	5,778	32,245
ECLAT Textile Co. Ltd.	46,942	617,811
HIWIN Technologies Corp.	114,228	587,891
Taiwan Semiconductor Manufacturing Co. Ltd.	343,051	4,120,203
Yageo Corp.	38,775	441,199
TOTAL TAIWAN		5,799,349
Thailand - 0.5%
Kasikornbank PCL (For. Reg.)	189,901	728,757
Turkey - 0.3%
Turkiye Petrol Rafinerileri A/S (b)	22,767	463,553
United Kingdom - 6.8%
Alliance Pharma PLC	68,541	48,891
Anglo American PLC (United Kingdom)	20,175	604,326
AstraZeneca PLC (United Kingdom)	7,807	916,012
Avon Protection PLC	2,554	30,461
BAE Systems PLC	132,833	1,242,463
Beazley PLC	36,282	259,843
Bodycote PLC	12,462	70,828
BP PLC	194,388	1,075,473
Clarkson PLC	2,308	73,184
Compass Group PLC	44,394	935,019
Dechra Pharmaceuticals PLC	9,122	274,081
Helios Towers PLC (b)	15,311	22,036
Howden Joinery Group PLC	9,877	58,220
Imperial Brands PLC	18,370	447,477
InterContinental Hotel Group PLC ADR	7,516	412,177
Lloyds Banking Group PLC	817,626	392,680
Rightmove PLC	65,358	368,044
Shell PLC ADR	34,353	1,911,057
Spectris PLC	19,735	683,489
Spirax-Sarco Engineering PLC	1,019	125,623
Standard Chartered PLC (United Kingdom)	97,298	580,446
TOTAL UNITED KINGDOM		10,531,830
United States of America - 5.8%
Alphabet, Inc. Class A (b)	2,574	243,269
Autoliv, Inc.	5,629	452,290
Lam Research Corp.	516	208,866
Marsh & McLennan Companies, Inc.	8,987	1,451,311
MasterCard, Inc. Class A	2,389	784,022
Moody's Corp.	2,370	627,742
Morningstar, Inc.	570	132,343
MSCI, Inc.	1,867	875,362
NICE Ltd. sponsored ADR (b)	3,329	632,144
NOV, Inc.	13,900	311,360
Otis Worldwide Corp.	3,656	258,260
PriceSmart, Inc.	3,197	204,512
ResMed, Inc.	5,133	1,148,201
S&P Global, Inc.	1,896	609,090
Sherwin-Williams Co.	2,178	490,115
Visa, Inc. Class A	2,627	544,209
TOTAL UNITED STATES OF AMERICA		8,973,096
TOTAL COMMON STOCKS (Cost $152,407,685)		145,984,211

Preferred Stocks - 1.5%
	Shares	Value ($)
Convertible Preferred Stocks - 0.1%
China - 0.1%
ByteDance Ltd. Series E1 (b)(d)(e)	577	90,601
Nonconvertible Preferred Stocks - 1.4%
Brazil - 1.1%
Ambev SA sponsored ADR	138,041	419,645
Itau Unibanco Holding SA	123,717	728,099
Petroleo Brasileiro SA - Petrobras sponsored ADR	44,913	575,785
		1,723,529
Germany - 0.3%
Porsche Automobil Holding SE (Germany)	7,719	431,278
TOTAL NONCONVERTIBLE PREFERRED STOCKS		2,154,807
TOTAL PREFERRED STOCKS (Cost $1,913,654)		2,245,408

Money Market Funds - 5.3%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (f)	5,393,020	5,394,098
Fidelity Securities Lending Cash Central Fund 3.10% (f)(g)	2,836,602	2,836,886
TOTAL MONEY MARKET FUNDS (Cost $8,230,980)		8,230,984

TOTAL INVESTMENT IN SECURITIES - 101.5% (Cost $162,552,319)	156,460,603
NET OTHER ASSETS (LIABILITIES) - (1.5)%	(2,342,975)
NET ASSETS - 100.0%	154,117,628

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,178,353 or 1.4% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)	Level 3 security
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $90,601 or 0.1% of net assets.

(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ByteDance Ltd. Series E1	11/18/20	63,224

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	2,208,399	154,057,091	150,871,392	53,862	-	-	5,394,098	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	134,750	14,569,940	11,867,805	11,347	-	1	2,836,886	0.0%
Total	2,343,149	168,627,031	162,739,197	65,209	-	1	8,230,984

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	5,772,902	1,120,784	4,599,226	52,892
Consumer Discretionary	14,661,958	6,045,028	8,616,930	-
Consumer Staples	5,500,432	2,492,923	3,007,509	-
Energy	10,294,848	7,234,842	3,055,751	4,255
Financials	31,573,832	21,780,525	9,792,193	1,114
Health Care	10,761,994	5,466,583	5,295,411	-
Industrials	27,785,442	16,047,464	11,737,978	-
Information Technology	22,797,400	13,678,587	9,028,212	90,601
Materials	16,686,029	11,816,387	4,869,642	-
Real Estate	1,340,562	610,973	729,589	-
Utilities	1,054,220	544,186	510,034	-

Money Market Funds	8,230,984	8,230,984	-	-
Total Investments in Securities:	156,460,603	95,069,266	61,242,475	148,862

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$71,733
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(3,274,991)
Cost of Purchases	1,692,710
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	1,659,410
Transfers out of Level 3	-
Ending Balance	$148,862
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(3,274,991)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $2,644,852) - See accompanying schedule:
Unaffiliated issuers (cost $154,321,339)	$148,229,619
Fidelity Central Funds (cost $8,230,980)	8,230,984

Total Investment in Securities (cost $162,552,319)		$156,460,603
Cash		19,271
Foreign currency held at value (cost $62,438)		63,033
Receivable for investments sold		388,550
Receivable for fund shares sold		288,335
Dividends receivable		240,068
Reclaims receivable		222,186
Distributions receivable from Fidelity Central Funds		15,659
Prepaid expenses		231
Receivable from investment adviser for expense reductions		53,748
Other receivables		20,764
Total assets		157,772,448
Liabilities
Payable for investments purchased	$205,769
Payable for fund shares redeemed	243,941
Accrued management fee	103,338
Distribution and service plan fees payable	8,101
Other affiliated payables	27,632
Other payables and accrued expenses	229,153
Collateral on securities loaned	2,836,886
Total Liabilities		3,654,820
Net Assets		$154,117,628
Net Assets consist of:
Paid in capital		$164,739,487
Total accumulated earnings (loss)		(10,621,859)
Net Assets		$154,117,628

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($12,785,844 ÷ 1,493,072 shares) (a)		$8.56
Maximum offering price per share (100/94.25 of $8.56)		$9.08
Class M :
Net Asset Value and redemption price per share ($9,876,289 ÷ 1,147,179 shares) (a)		$8.61
Maximum offering price per share (100/96.50 of $8.61)		$8.92
Class C :
Net Asset Value and offering price per share ($1,893,418 ÷ 221,845 shares) (a)		$8.53
Total International Equity :
Net Asset Value , offering price and redemption price per share ($86,458,196 ÷ 10,054,641 shares)		$8.60
Class I :
Net Asset Value , offering price and redemption price per share ($35,422,526 ÷ 4,136,453 shares)		$8.56
Class Z :
Net Asset Value , offering price and redemption price per share ($7,681,355 ÷ 892,427 shares)		$8.61
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$4,008,854
Non-Cash dividends		302,238
Income from Fidelity Central Funds (including $11,347 from security lending)		65,209
Income before foreign taxes withheld		4,376,301
Less foreign taxes withheld		(362,827)
Total Income		4,013,474
Expenses
Management fee
Basic fee	$954,132
Performance adjustment	196,641
Transfer agent fees	232,819
Distribution and service plan fees	101,884
Accounting fees	71,857
Custodian fees and expenses	91,433
Independent trustees' fees and expenses	464
Registration fees	94,248
Audit	92,597
Legal	4,207
Miscellaneous	671
Total expenses before reductions	1,840,953
Expense reductions	(274,293)
Total expenses after reductions		1,566,660
Net Investment income (loss)		2,446,814
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $44,392)	(5,024,975)
Foreign currency transactions	(61,521)
Total net realized gain (loss)		(5,086,496)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $16,399)	(39,902,811)
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	(29,954)
Total change in net unrealized appreciation (depreciation)		(39,932,764)
Net gain (loss)		(45,019,260)
Net increase (decrease) in net assets resulting from operations		$(42,572,446)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,446,814	$1,161,219
Net realized gain (loss)	(5,086,496)	8,462,796
Change in net unrealized appreciation (depreciation)	(39,932,764)	18,832,855
Net increase (decrease) in net assets resulting from operations	(42,572,446)	28,456,870
Distributions to shareholders	(9,629,532)	(2,396,557)
Share transactions - net increase (decrease)	88,690,287	6,173,375
Total increase (decrease) in net assets	36,488,309	32,233,688

Net Assets
Beginning of period	117,629,319	85,395,631
End of period	$154,117,628	$117,629,319

Financial Highlights
Fidelity Advisor® Total International Equity Fund Class A

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.48	$9.60	$9.34	$8.20	$9.39
Income from Investment Operations
Net investment income (loss) A,B	.15	.11 C	.05	.14	.08
Net realized and unrealized gain (loss)	(3.10)	3.03	.35	1.05	(.89)
Total from investment operations	(2.95)	3.14	.40	1.19	(.81)
Distributions from net investment income	(.19)	(.06)	(.14)	(.05)	(.15)
Distributions from net realized gain	(.77)	(.20)	-	-	(.23)
Total distributions	(.97) D	(.26)	(.14)	(.05)	(.38)
Redemption fees added to paid in capital A	-	-	-	-	- E
Net asset value, end of period	$8.56	$12.48	$9.60	$9.34	$8.20
Total Return F,G	(25.44)%	33.04%	4.31%	14.63%	(9.04)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.56%	1.60%	1.66%	1.51%	1.60%
Expenses net of fee waivers, if any	1.30%	1.34%	1.39%	1.45%	1.45%
Expenses net of all reductions	1.30%	1.34%	1.37%	1.44%	1.44%
Net investment income (loss)	1.55%	.91% C	.58%	1.55%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$12,786	$8,642	$6,091	$7,249	$7,526
Portfolio turnover rate J	31%	39%	37%	69%	52%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .64%.

D Total distributions per share do not sum due to rounding.

E Amount represents less than $.005 per share.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the sales charges.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Total International Equity Fund Class M

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.53	$9.65	$9.38	$8.22	$9.42
Income from Investment Operations
Net investment income (loss) A,B	.13	.08 C	.03	.11	.06
Net realized and unrealized gain (loss)	(3.12)	3.04	.36	1.07	(.90)
Total from investment operations	(2.99)	3.12	.39	1.18	(.84)
Distributions from net investment income	(.15)	(.04)	(.12)	(.02)	(.13)
Distributions from net realized gain	(.77)	(.20)	-	-	(.23)
Total distributions	(.93) D	(.24)	(.12)	(.02)	(.36)
Redemption fees added to paid in capital A	-	-	-	-	- E
Net asset value, end of period	$8.61	$12.53	$9.65	$9.38	$8.22
Total Return F,G	(25.59)%	32.63%	4.13%	14.38%	(9.30)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.80%	1.83%	1.90%	1.76%	1.85%
Expenses net of fee waivers, if any	1.55%	1.59%	1.64%	1.70%	1.70%
Expenses net of all reductions	1.55%	1.59%	1.62%	1.69%	1.69%
Net investment income (loss)	1.29%	.65% C	.33%	1.30%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$9,876	$12,936	$10,620	$11,733	$11,882
Portfolio turnover rate J	31%	39%	37%	69%	52%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .38%.

D Total distributions per share do not sum due to rounding.

E Amount represents less than $.005 per share.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the sales charges.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Total International Equity Fund Class C

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.41	$9.57	$9.30	$8.17	$9.37
Income from Investment Operations
Net investment income (loss) A,B	.08	.02 C	(.02)	.07	.01
Net realized and unrealized gain (loss)	(3.11)	3.02	.36	1.06	(.89)
Total from investment operations	(3.03)	3.04	.34	1.13	(.88)
Distributions from net investment income	(.07)	-	(.07)	-	(.10)
Distributions from net realized gain	(.77)	(.20)	-	-	(.23)
Total distributions	(.85) D	(.20)	(.07)	-	(.32) D
Redemption fees added to paid in capital A	-	-	-	-	- E
Net asset value, end of period	$8.53	$12.41	$9.57	$9.30	$8.17
Total Return F,G	(26.04)%	32.00%	3.62%	13.83%	(9.72)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	2.34%	2.40%	2.46%	2.33%	2.43%
Expenses net of fee waivers, if any	2.05%	2.10%	2.14%	2.20%	2.20%
Expenses net of all reductions	2.05%	2.10%	2.12%	2.19%	2.19%
Net investment income (loss)	.79%	.15% C	(.17)%	.80%	.14%
Supplemental Data
Net assets, end of period (000 omitted)	$1,893	$1,982	$1,827	$2,203	$2,705
Portfolio turnover rate J	31%	39%	37%	69%	52%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.12)%.

D Total distributions per share do not sum due to rounding.

E Amount represents less than $.005 per share.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the contingent deferred sales charge.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Total International Equity Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.54	$9.64	$9.37	$8.23	$9.40
Income from Investment Operations
Net investment income (loss) A,B	.18	.14 C	.08	.16	.11
Net realized and unrealized gain (loss)	(3.12)	3.04	.35	1.06	(.90)
Total from investment operations	(2.94)	3.18	.43	1.22	(.79)
Distributions from net investment income	(.23)	(.08)	(.16)	(.08)	(.15)
Distributions from net realized gain	(.77)	(.20)	-	-	(.23)
Total distributions	(1.00)	(.28)	(.16)	(.08)	(.38)
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$8.60	$12.54	$9.64	$9.37	$8.23
Total Return E	(25.25)%	33.37%	4.65%	14.97%	(8.84)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.23%	1.27%	1.34%	1.20%	1.29%
Expenses net of fee waivers, if any	1.05%	1.09%	1.14%	1.20%	1.20%
Expenses net of all reductions	1.05%	1.09%	1.12%	1.19%	1.19%
Net investment income (loss)	1.79%	1.16% C	.83%	1.81%	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$86,458	$82,604	$61,362	$70,251	$71,170
Portfolio turnover rate H	31%	39%	37%	69%	52%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .89%.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Total International Equity Fund Class I

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.49	$9.60	$9.35	$8.19	$9.38
Income from Investment Operations
Net investment income (loss) A,B	.17	.14 C	.08	.16	.10
Net realized and unrealized gain (loss)	(3.10)	3.03	.34	1.07	(.89)
Total from investment operations	(2.93)	3.17	.42	1.23	(.79)
Distributions from net investment income	(.23)	(.08)	(.17)	(.07)	(.17)
Distributions from net realized gain	(.77)	(.20)	-	-	(.23)
Total distributions	(1.00)	(.28)	(.17)	(.07)	(.40)
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$8.56	$12.49	$9.60	$9.35	$8.19
Total Return E	(25.28)%	33.40%	4.50%	15.11%	(8.86)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.22%	1.26%	1.33%	1.18%	1.29%
Expenses net of fee waivers, if any	1.04%	1.06%	1.14%	1.18%	1.20%
Expenses net of all reductions	1.04%	1.06%	1.13%	1.17%	1.19%
Net investment income (loss)	1.80%	1.18% C	.82%	1.82%	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$35,423	$5,714	$2,073	$3,086	$9,405
Portfolio turnover rate H	31%	39%	37%	69%	52%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .91%.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Total International Equity Fund Class Z

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$12.53	$9.62	$9.36	$8.22	$9.39
Income from Investment Operations
Net investment income (loss) A,B	.19	.16 C	.09	.18	.12
Net realized and unrealized gain (loss)	(3.11)	3.03	.35	1.05	(.89)
Total from investment operations	(2.92)	3.19	.44	1.23	(.77)
Distributions from net investment income	(.23)	(.08)	(.18)	(.09)	(.17)
Distributions from net realized gain	(.77)	(.20)	-	-	(.23)
Total distributions	(1.00)	(.28)	(.18)	(.09)	(.40)
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$8.61	$12.53	$9.62	$9.36	$8.22
Total Return E	(25.09)%	33.54%	4.74%	15.13%	(8.63)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.10%	1.16%	1.22%	1.09%	1.16%
Expenses net of fee waivers, if any	.90%	.94%	.98%	1.04%	1.05%
Expenses net of all reductions	.90%	.94%	.97%	1.03%	1.04%
Net investment income (loss)	1.94%	1.31% C	.99%	1.97%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$7,681	$5,752	$3,422	$3,815	$216
Portfolio turnover rate H	31%	39%	37%	69%	52%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.04%.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Total International Equity, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$18,225,216
Gross unrealized depreciation	(27,308,025)
Net unrealized appreciation (depreciation)	$(9,082,809)
Tax Cost	$165,543,412

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,585,476
Capital loss carryforward	$(2,940,975)
Net unrealized appreciation (depreciation) on securities and other investments	$(9,110,303)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(2,940,975)
Total capital loss carryforward	$(2,940,975)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$2,799,884	$1,157,086
Long-term Capital Gains	6,829,648	1,239,471
Total	$9,629,532	$2,396,557

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Total International Equity Fund	120,119,429	42,064,763

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Total International Equity as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$24,453	$942
Class M	.25%	.25%	57,159	-
Class C	.75%	.25%	20,272	4,972
			$101,884	$5,914

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$6,942
Class M	1,031
Class C A	274
$8,247

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$24,067.25
Class M	25,705.23
Class C	5,486.27
Total International Equity	142,932.16
Class I	30,999.16
Class Z	3,630.04
	$232,819

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Total International Equity Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Total International Equity Fund	$524

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Total International Equity Fund	3,625,255	1,026,747	(140,328)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Total International Equity Fund	$236

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Total International Equity Fund	$1,219	$-	$-

8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 29, 2024. Some expenses, for example   the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.30%	$26,022
Class M	1.55%	28,442
Class C	2.05%	5,858
Total International Equity	1.05%	159,087
Class I	1.05%	33,062
Class Z	.90%	17,259
		$269,730

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4,563.

9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Total International Equity Fund
Distributions to shareholders
Class A	$682,772	$163,098
Class M	954,432	257,328
Class C	136,202	37,221
Total International Equity	6,786,798	1,782,745
Class I	530,168	54,453
Class Z	539,160	101,712
Total	$9,629,532	$2,396,557

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Total International Equity Fund
Class A
Shares sold	888,736	125,319	$8,539,920	$1,509,372
Reinvestment of distributions	60,242	14,903	667,482	163,036
Shares redeemed	(148,110)	(82,275)	(1,522,197)	(972,870)
Net increase (decrease)	800,868	57,947	$7,685,205	$699,538
Class M
Shares sold	208,686	83,867	$2,095,684	$989,107
Reinvestment of distributions	85,446	23,372	954,432	257,328
Shares redeemed	(179,080)	(175,897)	(1,802,328)	(2,080,986)
Net increase (decrease)	115,052	(68,658)	$1,247,788	$(834,551)
Class C
Shares sold	104,691	25,618	$1,089,289	$301,180
Reinvestment of distributions	12,220	3,392	135,883	37,147
Shares redeemed	(54,762)	(60,315)	(553,236)	(723,210)
Net increase (decrease)	62,149	(31,305)	$671,936	$(384,883)
Total International Equity
Shares sold	4,897,322	1,265,827	$50,896,948	$14,978,032
Reinvestment of distributions	561,002	152,573	6,227,120	1,673,722
Shares redeemed	(1,992,599)	(1,196,355)	(19,350,338)	(14,199,919)
Net increase (decrease)	3,465,725	222,045	$37,773,730	$2,451,835
Class I
Shares sold	4,463,099	318,329	$43,483,713	$3,927,656
Reinvestment of distributions	47,315	4,631	523,303	50,574
Shares redeemed	(831,499)	(81,296)	(8,050,707)	(953,703)
Net increase (decrease)	3,678,915	241,664	$35,956,309	$3,024,527
Class Z
Shares sold	1,300,267	163,548	$12,980,304	$1,962,853
Reinvestment of distributions	45,956	8,826	510,116	96,647
Shares redeemed	(912,726)	(69,127)	(8,135,101)	(842,591)
Net increase (decrease)	433,497	103,247	$5,355,319	$1,216,909

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Total International Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 14, 2022
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022
Fidelity® Total International Equity Fund
Class A	1.30%
Actual		$ 1,000	$ 872.60	$ 6.14
Hypothetical- B		$ 1,000	$ 1,018.65	$ 6.61
Class M	1.55%
Actual		$ 1,000	$ 872.30	$ 7.31
Hypothetical- B		$ 1,000	$ 1,017.39	$ 7.88
Class C	2.05%
Actual		$ 1,000	$ 869.50	$ 9.66
Hypothetical- B		$ 1,000	$ 1,014.87	$ 10.41
Fidelity® Total International Equity Fund	1.05%
Actual		$ 1,000	$ 874.00	$ 4.96
Hypothetical- B		$ 1,000	$ 1,019.91	$ 5.35
Class I	1.05%
Actual		$ 1,000	$ 873.50	$ 4.96
Hypothetical- B		$ 1,000	$ 1,019.91	$ 5.35
Class Z	.90%
Actual		$ 1,000	$ 875.00	$ 4.25
Hypothetical- B		$ 1,000	$ 1,020.67	$ 4.58

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates 98.69% of the short-term capital gain dividends distributed in December, respectively during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Class A designates 2%; Class M designates 2%; Class C designates 3%; Total International Equity designates 2%; Class I designates 2%; and Class Z designates 2%; of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 84%, Class M designates 97%, Class C designates 100%, Total International Equity designates 76%, Class I designates 76%, and Class Z designate 75% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Total International Equity Fund
Class A	12/06/21	$0.2927	$0.0267
Class M	12/06/21	$0.2527	$0.0267
Class C	12/06/21	$0.1737	$0.0267
Total International Equity	12/06/21	$0.3257	$0.0267
Class I	12/06/21	$0.3257	$0.0267
Class Z	12/06/21	$0.3287	$0.0267

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Total International Equity Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio of a representative class (retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that the fund had a portfolio manager change in February 2019 and October 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.
Fidelity Total International Equity Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50).  Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Total International Equity Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of the representative class (retail class), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.30%, 1.55%, 2.05%, 1.05%, 0.90%, and 1.05% through February 28, 2023.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.912358.112
TIE-ANN-1222
Fidelity® Emerging Markets Discovery Fund
Fidelity® Total Emerging Markets Fund

Annual Report
October 31, 2022
Includes Fidelity and Fidelity Advisor share classes

Contents

Fidelity® Emerging Markets Discovery Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Fidelity® Total Emerging Markets Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Emerging Markets Discovery Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-26.09%	-1.09%	2.48%
Class M (incl.3.50% sales charge)	-24.51%	-0.91%	2.44%
Class C (incl. contingent deferred sales charge)	-22.91%	-0.69%	2.46%
Fidelity® Emerging Markets Discovery Fund	-21.37%	0.38%	3.37%
Class I	-21.37%	0.39%	3.38%
Class Z	-21.27%	0.51%	3.44%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Discovery Fund, a class of the fund,  on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets SMID Cap Index performed over the same period.

20,000
18,000
16,000
14,000
12,000
10,000
9,000
$8,500
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$13,928 Fidelity® Emerging Markets Discovery Fund
$12,092 MSCI Emerging Markets SMID Cap Index

Fidelity® Emerging Markets Discovery Fund
Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Portfolio Manager Gregory Lee:
For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned about -22% to -21%, outperforming the -24.15% result of the benchmark, the MSCI Emerging Markets SMID Index. By region, an overweighting and stock picks in Latin America and a non-benchmark allocation to developed markets contributed most to the fund's performance versus the benchmark. By sector, the top relative contributors were stock selection and an overweighting in industrials. Security selection in real estate and an underweighting in information technology also helped. Lastly, the fund's position in cash was a notable contributor. The fund's top individual relative contributor was an overweighting in Grupo Comercial Chedraui, which gained roughly 106% the past year. The company was among the biggest holdings as of October 31. Another key contributor was our out-of-benchmark position in Sociedad Química y   Minera de Chile (+83%). The fund's non-benchmark stake in Hindustan Aeronautics, one of our largest holdings at period end, gained about 79%. In contrast, an underweighting and stock picks in Emerging Asia, primarily Taiwan, and security selection in emerging Europe detracted from the fund's relative result. By sector, the largest relative detractor was security selection in information technology. Picks in health care also hurt, as did stock picks in financials, primarily within the banks industry. The fund's biggest individual relative detractor was an outsized stake in TCS Group, which returned approximately -73% the past 12 months. Also hurting was our overweighting in Zai Lab, which returned -78%. The fund's position in Pharmaron Beijing returned roughly -77% and hurt. We added to our non-benchmark stake in the company the past year. Notable changes in positioning include a higher allocation to Mexico and Brazil. By sector, meaningful changes in positioning include a lower allocation to information technology and materials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Emerging Markets Discovery Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Grupo Comercial Chedraui S.A.B. de CV (Mexico, Food & Staples Retailing)	1.7
Rumo SA (Brazil, Road & Rail)	1.4
Eicher Motors Ltd. (India, Automobiles)	1.4
Afya Ltd. (United States of America, Diversified Consumer Services)	1.4
Equatorial Energia SA (Brazil, Electric Utilities)	1.4
Bharat Electronics Ltd. (India, Aerospace & Defense)	1.3
Hindustan Aeronautics Ltd. (India, Aerospace & Defense)	1.3
ITC Ltd. (India, Tobacco)	1.2
Regional S.A.B. de CV (Mexico, Banks)	1.2
Aldar Properties PJSC (United Arab Emirates, Real Estate Management & Development)	1.2
13.5

Market Sectors (% of Fund's net assets)

Industrials	19.4
Financials	17.1
Consumer Discretionary	12.8
Health Care	8.0
Materials	7.7
Information Technology	6.8
Real Estate	6.4
Consumer Staples	5.4
Utilities	4.7
Energy	3.9
Communication Services	2.8

Asset Allocation (% of Fund's net assets)

Foreign investments - 93.6%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® Emerging Markets Discovery Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 94.1%
	Shares	Value ($)
Bermuda - 1.5%
Credicorp Ltd. (United States)	27,541	4,030,901
Pacific Basin Shipping Ltd.	10,237,618	2,478,005
TOTAL BERMUDA		6,508,906
Brazil - 7.3%
Enauta Participacoes SA	711,371	2,098,789
Equatorial Energia SA	1,033,135	6,006,203
Hapvida Participacoes e Investimentos SA (a)	2,488,580	3,757,802
Localiza Rent a Car SA	357,004	4,875,242
LOG Commercial Properties e Participacoes SA	877,820	3,867,812
Rumo SA	1,479,784	6,342,545
Suzano Papel e Celulose SA	449,796	4,632,494
TOTAL BRAZIL		31,580,887
Cayman Islands - 10.9%
ASMPT Ltd.	420,170	2,312,376
BizLink Holding, Inc.	514,757	3,934,011
Chailease Holding Co. Ltd.	998,530	4,612,791
Fu Shou Yuan International Group Ltd.	7,330,535	3,660,762
Haitian International Holdings Ltd.	2,178,277	4,362,298
Hansoh Pharmaceutical Group Co. Ltd. (a)	2,117,852	3,270,001
Innovent Biologics, Inc. (a)(b)	1,287,440	4,559,545
New Horizon Health Ltd. (a)(b)	1,902,678	4,241,828
Parade Technologies Ltd.	206,148	3,892,359
Tongdao Liepin Group (b)	4,386,307	3,822,125
WH Group Ltd. (a)	3,681,018	1,861,693
XP, Inc. Class A (b)	219,077	4,015,681
Zai Lab Ltd. (b)	1,041,837	2,399,650
TOTAL CAYMAN ISLANDS		46,945,120
Chile - 1.9%
Banco de Chile sponsored ADR (c)	220,498	3,966,759
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	44,946	4,210,541
TOTAL CHILE		8,177,300
China - 7.1%
China Communications Services Corp. Ltd. (H Shares)	13,158,919	3,671,251
Haier Smart Home Co. Ltd. (A Shares)	1,212,542	3,453,542
Pharmaron Beijing Co. Ltd. (H Shares) (a)	692,098	2,327,669
Shenzhen Expressway Co. Ltd. (H Shares)	5,672,747	4,068,661
Sinopec Engineering Group Co. Ltd. (H Shares)	12,026,562	4,305,242
Sinopharm Group Co. Ltd. (H Shares)	1,517,949	2,892,934
TravelSky Technology Ltd. (H Shares)	2,587,161	3,757,319
Tsingtao Brewery Co. Ltd. (H Shares)	469,473	3,289,448
Venus MedTech Hangzhou, Inc. (H Shares) (a)(b)	2,414,457	2,968,223
TOTAL CHINA		30,734,289
Cyprus - 0.0%
Etalon Group PLC GDR (Reg. S) (d)	167,549	13,330
TCS Group Holding PLC unit (b)(d)	59,253	113,145
TOTAL CYPRUS		126,475
Hong Kong - 3.6%
China Merchants Holdings International Co. Ltd.	3,412,093	3,999,064
China Resources Beer Holdings Co. Ltd.	630,801	2,973,335
Far East Horizon Ltd.	6,330,182	4,886,957
Guangdong Investment Ltd.	5,632,938	3,552,138
TOTAL HONG KONG		15,411,494
Hungary - 0.7%
Richter Gedeon PLC	150,662	2,974,925
India - 17.0%
Bharat Electronics Ltd.	4,399,878	5,679,234
Computer Age Management Services Private Ltd.	140,293	4,320,221
Cyient Ltd.	359,313	3,252,395
Deccan Cements Ltd.	489,835	3,008,953
Eicher Motors Ltd.	130,699	6,079,367
Embassy Office Parks (REIT)	970,101	4,035,798
Hindustan Aeronautics Ltd.	176,356	5,390,064
Indraprastha Gas Ltd.	632,570	3,272,507
Indus Towers Ltd.	1,783,900	3,997,505
ITC Ltd.	1,271,710	5,356,913
JK Cement Ltd.	114,718	3,759,239
Mahanagar Gas Ltd.	284,449	2,960,806
Manappuram General Finance & Leasing Ltd.	827,372	1,052,456
Oberoi Realty Ltd.	364,139	4,067,421
Petronet LNG Ltd.	1,703,464	4,229,851
Power Grid Corp. of India Ltd.	1,605,347	4,424,498
Shriram Transport Finance Co. Ltd.	269,808	4,006,215
Torrent Pharmaceuticals Ltd.	211,590	4,217,486
TOTAL INDIA		73,110,929
Indonesia - 4.1%
PT ACE Hardware Indonesia Tbk	84,051,184	3,044,649
PT Astra International Tbk	9,783,008	4,170,989
PT Bank Mandiri (Persero) Tbk	7,528,783	5,092,397
PT United Tractors Tbk	2,509,730	5,197,261
TOTAL INDONESIA		17,505,296
Korea (South) - 9.1%
Coway Co. Ltd.	111,640	4,325,373
Db Insurance Co. Ltd.	107,347	4,234,254
Fila Holdings Corp.	146,087	3,346,863
Hana Financial Group, Inc.	56,911	1,644,746
Hanon Systems	421,548	2,303,670
Hansol Chemical Co. Ltd.	20,918	2,718,584
Hyundai Fire & Marine Insurance Co. Ltd.	190,313	4,440,086
KB Financial Group, Inc.	28,423	954,485
LG Corp.	52,720	2,925,359
SaraminHR Co. Ltd.	200,393	4,506,779
Shinhan Financial Group Co. Ltd.	167,952	4,260,178
Soulbrain Co. Ltd.	24,575	3,524,439
TOTAL KOREA (SOUTH)		39,184,816
Luxembourg - 1.2%
Tenaris SA sponsored ADR	160,749	5,050,734
Malaysia - 0.0%
Scientex Bhd warrants 1/14/26 (b)	130,640	19,480
Mexico - 9.6%
CEMEX S.A.B. de CV sponsored ADR (b)	819,054	3,161,548
FIBRA Macquarie Mexican (REIT) (a)	2,619,568	3,483,855
Fibra Uno Administracion SA de CV	3,075,402	3,588,719
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	327,093	5,066,615
Grupo Aeroportuario del Sureste S.A.B. de CV Series B sponsored ADR	22,648	5,286,496
Grupo Aeroportuario Norte S.A.B. de CV	579,186	4,614,078
Grupo Comercial Chedraui S.A.B. de CV	1,798,037	7,247,322
Qualitas Controladora S.A.B. de CV	944,950	3,712,934
Regional S.A.B. de CV	764,023	5,339,253
TOTAL MEXICO		41,500,820
Netherlands - 0.0%
X5 Retail Group NV GDR (Reg. S) (d)	101,790	21,253
Philippines - 0.9%
Robinsons Land Corp.	15,441,734	3,961,156
Russia - 0.0%
LSR Group OJSC (b)(d)	67,346	101,589
Saudi Arabia - 2.0%
Bupa Arabia for Cooperative Insurance Co.	86,910	4,463,981
Saudi Airlines Catering Co. (b)	210,850	4,348,811
TOTAL SAUDI ARABIA		8,812,792
Singapore - 0.6%
First Resources Ltd.	2,360,400	2,484,456
South Africa - 3.7%
Bidvest Group Ltd./The	377,478	4,366,466
FirstRand Ltd.	1,287,459	4,510,268
Impala Platinum Holdings Ltd.	422,860	4,329,522
Mr Price Group Ltd.	266,303	2,563,758
TOTAL SOUTH AFRICA		15,770,014
Taiwan - 6.7%
Cleanaway Co. Ltd.	724,746	3,752,483
International Games Systems Co. Ltd.	382,658	4,170,158
Makalot Industrial Co. Ltd.	684,296	4,243,170
Nanya Technology Corp.	2,195,373	3,709,550
Poya International Co. Ltd.	402,578	5,117,411
Unimicron Technology Corp.	900,854	3,477,284
Yageo Corp.	393,412	4,476,412
TOTAL TAIWAN		28,946,468
Thailand - 0.4%
Siam Global House PCL (For. Reg.)	3,437,345	1,816,024
Turkey - 1.2%
Mavi Jeans Class B (a)	1,056,999	4,948,760
United Arab Emirates - 2.1%
Aldar Properties PJSC	4,495,140	5,286,816
Emirates NBD Bank PJSC	1,039,772	3,750,777
TOTAL UNITED ARAB EMIRATES		9,037,593
United Kingdom - 1.0%
Bank of Georgia Group PLC	175,478	4,276,311
United States of America - 1.4%
Afya Ltd. (b)	411,465	6,064,994
Vietnam - 0.1%
FPT Corp.	196,215	596,936
TOTAL COMMON STOCKS (Cost $446,382,321)		405,669,817

Nonconvertible Preferred Stocks - 0.9%
	Shares	Value ($)
Brazil - 0.9%
Metalurgica Gerdau SA (PN) (Cost $3,123,830)	1,815,263	3,953,482

Money Market Funds - 4.2%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (e)	16,537,179	16,540,486
Fidelity Securities Lending Cash Central Fund 3.10% (e)(f)	1,598,240	1,598,400
TOTAL MONEY MARKET FUNDS (Cost $18,138,886)		18,138,886

TOTAL INVESTMENT IN SECURITIES - 99.2% (Cost $467,645,037)	427,762,185
NET OTHER ASSETS (LIABILITIES) - 0.8%	3,334,663
NET ASSETS - 100.0%	431,096,848

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $31,419,376 or 7.3% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)	Level 3 security
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	929,989	225,530,929	209,920,432	179,979	-	-	16,540,486	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	8,894,003	38,753,663	46,049,266	52,365	-	-	1,598,400	0.0%
Total	9,823,992	264,284,592	255,969,698	232,344	-	-	18,138,886

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	11,989,788	11,989,788	-	-
Consumer Discretionary	55,139,332	55,139,332	-	-
Consumer Staples	23,234,420	23,213,167	-	21,253
Energy	16,576,635	16,576,635	-	-
Financials	73,364,575	68,036,767	5,214,663	113,145
Health Care	33,610,063	33,610,063	-	-
Industrials	83,972,704	83,972,704	-	-
Information Technology	29,794,852	29,794,852	-	-
Materials	33,318,282	28,988,760	4,329,522	-
Real Estate	28,406,496	24,330,421	3,961,156	114,919
Utilities	20,216,152	20,216,152	-	-

Money Market Funds	18,138,886	18,138,886	-	-
Total Investments in Securities:	427,762,185	414,007,527	13,505,341	249,317

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Financials
Beginning Balance	$-
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(5,989,210)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	6,102,355
Transfers out of Level 3	-
Ending Balance	$113,145
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(5,989,210)
Other Investments in Securities
Beginning Balance	$-
Net Realized Gain (Loss) on Investment Securities	(970,730)
Net Unrealized Gain (Loss) on Investment Securities	(4,063,527)
Cost of Purchases	1,439,577
Proceeds of Sales	(873,438)
Amortization/Accretion	-
Transfers into Level 3	4,604,290
Transfers out of Level 3	-
Ending Balance	$136,172
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(4,063,527)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Fidelity® Emerging Markets Discovery Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $1,554,336) - See accompanying schedule:
Unaffiliated issuers (cost $449,506,151)	$409,623,299
Fidelity Central Funds (cost $18,138,886)	18,138,886

Total Investment in Securities (cost $467,645,037)		$427,762,185
Foreign currency held at value (cost $42,998)		43,053
Receivable for investments sold		6,290,532
Receivable for fund shares sold		486,583
Dividends receivable		360,028
Distributions receivable from Fidelity Central Funds		68,500
Prepaid expenses		582
Other receivables		109,378
Total assets		435,120,841
Liabilities
Payable for fund shares redeemed	$114,837
Accrued management fee	288,306
Distribution and service plan fees payable	7,701
Other affiliated payables	85,160
Deferred taxes	1,747,274
Other payables and accrued expenses	182,315
Collateral on securities loaned	1,598,400
Total Liabilities		4,023,993
Net Assets		$431,096,848
Net Assets consist of:
Paid in capital		$476,258,360
Total accumulated earnings (loss)		(45,161,512)
Net Assets		$431,096,848

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($16,063,034 ÷ 1,246,338 shares) (a)		$12.89
Maximum offering price per share (100/94.25 of $12.89)		$13.68
Class M :
Net Asset Value and redemption price per share ($4,354,685 ÷ 338,964 shares) (a)		$12.85
Maximum offering price per share (100/96.50 of $12.85)		$13.32
Class C :
Net Asset Value and offering price per share ($3,078,714 ÷ 246,818 shares) (a)		$12.47
Emerging Markets Discovery :
Net Asset Value , offering price and redemption price per share ($248,804,756 ÷ 19,165,536 shares)		$12.98
Class I :
Net Asset Value , offering price and redemption price per share ($129,249,849 ÷ 9,917,168 shares)		$13.03
Class Z :
Net Asset Value , offering price and redemption price per share ($29,545,810 ÷ 2,272,425 shares)		$13.00
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$14,047,212
Interest		1,054
Income from Fidelity Central Funds (including $52,365 from security lending)		232,344
Income before foreign taxes withheld		14,280,610
Less foreign taxes withheld		(1,517,922)
Total Income		12,762,688
Expenses
Management fee	$2,924,476
Transfer agent fees	680,979
Distribution and service plan fees	107,240
Accounting fees	180,137
Custodian fees and expenses	200,856
Independent trustees' fees and expenses	1,189
Registration fees	125,247
Audit	78,696
Legal	3,733
Interest	520
Miscellaneous	1,515
Total expenses before reductions	4,304,588
Expense reductions	(11,743)
Total expenses after reductions		4,292,845
Net Investment income (loss)		8,469,843
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $721,387)	(5,890,518)
Foreign currency transactions	(70,590)
Total net realized gain (loss)		(5,961,108)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $137,803)	(86,301,119)
Assets and liabilities in foreign currencies	(22,176)
Total change in net unrealized appreciation (depreciation)		(86,323,295)
Net gain (loss)		(92,284,403)
Net increase (decrease) in net assets resulting from operations		$(83,814,560)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,469,843	$2,827,395
Net realized gain (loss)	(5,961,108)	51,790,932
Change in net unrealized appreciation (depreciation)	(86,323,295)	25,826,045
Net increase (decrease) in net assets resulting from operations	(83,814,560)	80,444,372
Distributions to shareholders	(35,200,802)	(1,678,231)
Share transactions - net increase (decrease)	193,227,559	27,363,583
Total increase (decrease) in net assets	74,212,197	106,129,724

Net Assets
Beginning of period	356,884,651	250,754,927
End of period	$431,096,848	$356,884,651

Financial Highlights
Fidelity Advisor® Emerging Markets Discovery Fund Class A

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$18.36	$13.93	$13.66	$12.01	$15.03
Income from Investment Operations
Net investment income (loss) A,B	.31	.11	.04	.13	.18
Net realized and unrealized gain (loss)	(3.92)	4.37	.34 C	1.71	(2.89)
Total from investment operations	(3.61)	4.48	.38	1.84	(2.71)
Distributions from net investment income	(.37)	(.05)	(.11)	(.18)	(.08)
Distributions from net realized gain	(1.49)	-	-	(.01)	(.23)
Total distributions	(1.86)	(.05)	(.11)	(.19)	(.31)
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$12.89	$18.36	$13.93	$13.66	$12.01
Total Return E,F	(21.58)%	32.23%	2.76%	15.50%	(18.39)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.49%	1.49%	1.54%	1.55%	1.52%
Expenses net of fee waivers, if any	1.49%	1.49%	1.53%	1.54%	1.52%
Expenses net of all reductions	1.49%	1.49%	1.51%	1.54%	1.48%
Net investment income (loss)	2.11%	.60%	.33%	.96%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$16,063	$18,900	$11,745	$15,323	$14,472
Portfolio turnover rate I	33%	64%	43%	80%	98%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Emerging Markets Discovery Fund Class M

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$18.30	$13.89	$13.62	$11.94	$14.94
Income from Investment Operations
Net investment income (loss) A,B	.27	.06	- C	.08	.14
Net realized and unrealized gain (loss)	(3.91)	4.36	.34 D	1.71	(2.87)
Total from investment operations	(3.64)	4.42	.34	1.79	(2.73)
Distributions from net investment income	(.32)	(.01)	(.07)	(.10)	(.04)
Distributions from net realized gain	(1.49)	-	-	(.01)	(.23)
Total distributions	(1.81)	(.01)	(.07)	(.11)	(.27)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$12.85	$18.30	$13.89	$13.62	$11.94
Total Return E,F	(21.77)%	31.82%	2.49%	15.06%	(18.58)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.75%	1.76%	1.83%	1.86%	1.79%
Expenses net of fee waivers, if any	1.75%	1.76%	1.83%	1.86%	1.79%
Expenses net of all reductions	1.75%	1.76%	1.80%	1.86%	1.75%
Net investment income (loss)	1.85%	.33%	.03%	.64%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$4,355	$6,095	$4,552	$5,773	$5,374
Portfolio turnover rate I	33%	64%	43%	80%	98%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Emerging Markets Discovery Fund Class C

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$17.78	$13.55	$13.29	$11.66	$14.64
Income from Investment Operations
Net investment income (loss) A,B	.19	(.03)	(.06)	.02	.06
Net realized and unrealized gain (loss)	(3.81)	4.26	.32 C	1.67	(2.79)
Total from investment operations	(3.62)	4.23	.26	1.69	(2.73)
Distributions from net investment income	(.20)	-	-	(.05)	(.02)
Distributions from net realized gain	(1.49)	-	-	(.01)	(.23)
Total distributions	(1.69)	-	-	(.06)	(.25)
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$12.47	$17.78	$13.55	$13.29	$11.66
Total Return E,F	(22.21)%	31.22%	1.96%	14.54%	(18.97)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	2.25%	2.25%	2.32%	2.36%	2.28%
Expenses net of fee waivers, if any	2.25%	2.25%	2.31%	2.35%	2.28%
Expenses net of all reductions	2.25%	2.25%	2.29%	2.35%	2.24%
Net investment income (loss)	1.35%	(.16)%	(.45)%	.14%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$3,079	$4,995	$5,080	$7,562	$11,278
Portfolio turnover rate I	33%	64%	43%	80%	98%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the contingent deferred sales charge.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Emerging Markets Discovery Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$18.48	$14.02	$13.75	$12.10	$15.12
Income from Investment Operations
Net investment income (loss) A,B	.36	.16	.08	.16	.23
Net realized and unrealized gain (loss)	(3.95)	4.40	.34 C	1.72	(2.91)
Total from investment operations	(3.59)	4.56	.42	1.88	(2.68)
Distributions from net investment income	(.42)	(.10)	(.15)	(.22)	(.11)
Distributions from net realized gain	(1.49)	-	-	(.01)	(.23)
Total distributions	(1.91)	(.10)	(.15)	(.23)	(.34)
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$12.98	$18.48	$14.02	$13.75	$12.10
Total Return E	(21.37)%	32.63%	3.07%	15.78%	(18.11)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.19%	1.19%	1.23%	1.25%	1.22%
Expenses net of fee waivers, if any	1.19%	1.18%	1.23%	1.25%	1.22%
Expenses net of all reductions	1.19%	1.18%	1.20%	1.25%	1.18%
Net investment income (loss)	2.41%	.90%	.63%	1.25%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$248,805	$283,133	$189,784	$208,657	$188,690
Portfolio turnover rate H	33%	64%	43%	80%	98%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Emerging Markets Discovery Fund Class I

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$18.54	$14.06	$13.79	$12.13	$15.15
Income from Investment Operations
Net investment income (loss) A,B	.34	.16	.08	.17	.23
Net realized and unrealized gain (loss)	(3.95)	4.41	.34 C	1.72	(2.90)
Total from investment operations	(3.61)	4.57	.42	1.89	(2.67)
Distributions from net investment income	(.41)	(.09)	(.15)	(.22)	(.12)
Distributions from net realized gain	(1.49)	-	-	(.01)	(.23)
Total distributions	(1.90)	(.09)	(.15)	(.23)	(.35)
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$13.03	$18.54	$14.06	$13.79	$12.13
Total Return E	(21.37)%	32.62%	3.07%	15.78%	(18.06)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.17%	1.19%	1.24%	1.25%	1.22%
Expenses net of fee waivers, if any	1.16%	1.19%	1.23%	1.24%	1.22%
Expenses net of all reductions	1.16%	1.19%	1.21%	1.24%	1.18%
Net investment income (loss)	2.44%	.90%	.63%	1.26%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$129,250	$27,397	$28,034	$51,081	$57,506
Portfolio turnover rate H	33%	64%	43%	80%	98%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Emerging Markets Discovery Fund Class Z

Years ended October 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$18.51	$14.04	$13.77	$12.13	$13.19
Income from Investment Operations
Net investment income (loss) B,C	.37	.19	.10	.18	- D
Net realized and unrealized gain (loss)	(3.95)	4.40	.35 E	1.72	(1.06)
Total from investment operations	(3.58)	4.59	.45	1.90	(1.06)
Distributions from net investment income	(.44)	(.12)	(.18)	(.26)	-
Distributions from net realized gain	(1.49)	-	-	(.01)	-
Total distributions	(1.93)	(.12)	(.18)	(.26) F	-
Net asset value, end of period	$13.00	$18.51	$14.04	$13.77	$12.13
Total Return G,H	(21.27)%	32.82%	3.24%	15.97%	(8.04)%
Ratios to Average Net Assets C,I,J
Expenses before reductions	1.03%	1.05%	1.09%	1.10%	1.17% K
Expenses net of fee waivers, if any	1.03%	1.05%	1.08%	1.10%	1.02% K
Expenses net of all reductions	1.03%	1.05%	1.06%	1.10%	.98% K
Net investment income (loss)	2.57%	1.04%	.78%	1.40%	(.12)% K
Supplemental Data
Net assets, end of period (000 omitted)	$29,546	$16,365	$11,561	$18,267	$1,412
Portfolio turnover rate L	33%	64%	43%	80%	98%

A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Amount represents less than $.005 per share.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F Total distributions per share do not sum due to rounding.

G Total returns for periods of less than one year are not annualized.

H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

K Annualized.

L Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Emerging Markets Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Emerging Markets Discovery, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$49,246,619
Gross unrealized depreciation	(91,769,557)
Net unrealized appreciation (depreciation)	$(42,522,938)
Tax Cost	$470,285,123

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,415,055
Capital loss carryforward	$(7,265,539)
Net unrealized appreciation (depreciation) on securities and other investments	$(42,563,755)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(5,541,193)
Long-term	(1,724,346)
Total capital loss carryforward	$(7,265,539)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$7,555,455	$1,678,231
Long-term Capital Gains	27,645,347	-
Total	$35,200,802	$1,678,231

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Discovery Fund	257,473,544	113,895,035
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .82% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$42,297	$1,395
Class M	.25%	.25%	25,984	37
Class C	.75%	.25%	38,959	2,674
			$107,240	$4,106

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,843
Class M	675
Class C A	308
$4,826

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$41,793.25
Class M	13,354.26
Class C	9,988.26
Emerging Markets Discovery	501,367.20
Class I	107,109.17
Class Z	7,368.04
	$680,979

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Emerging Markets Discovery Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Emerging Markets Discovery Fund	$183

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Emerging Markets Discovery Fund	Borrower	$5,408,545.31%		$520

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Emerging Markets Discovery Fund	11,555,824	2,081,651	(889,701)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Emerging Markets Discovery Fund	$603
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Emerging Markets Discovery Fund	$5,631	$-	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $305.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11,438.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Emerging Markets Discovery Fund
Distributions to shareholders
Class A	$1,910,190	$43,438
Class M	606,383	2,654
Class C	467,124	-
Emerging Markets Discovery	27,737,464	1,342,123
Class I	2,782,285	179,027
Class Z	1,697,356	110,989
Total	$35,200,802	$1,678,231
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Emerging Markets Discovery Fund
Class A
Shares sold	314,404	314,066	$4,478,487	$5,697,761
Reinvestment of distributions	120,206	2,718	1,910,075	43,438
Shares redeemed	(217,629)	(130,443)	(3,180,396)	(2,336,122)
Net increase (decrease)	216,981	186,341	$3,208,166	$3,405,077
Class M
Shares sold	36,386	56,604	$551,246	$1,018,071
Reinvestment of distributions	38,167	166	606,098	2,654
Shares redeemed	(68,600)	(51,511)	(1,005,289)	(891,524)
Net increase (decrease)	5,953	5,259	$152,055	$129,201
Class C
Shares sold	28,436	33,657	$399,577	$585,713
Reinvestment of distributions	30,156	-	467,124	-
Shares redeemed	(92,682)	(127,596)	(1,325,981)	(2,221,246)
Net increase (decrease)	(34,090)	(93,939)	$(459,280)	$(1,635,533)
Emerging Markets Discovery
Shares sold	10,307,936	5,654,080	$148,982,256	$103,043,648
Reinvestment of distributions	1,414,497	68,892	22,589,516	1,105,024
Shares redeemed	(7,875,882)	(3,938,307)	(118,180,120)	(70,585,881)
Net increase (decrease)	3,846,551	1,784,665	$53,391,652	$33,562,791
Class I
Shares sold	9,283,493	437,256	$129,714,339	$8,018,391
Reinvestment of distributions	170,907	11,029	2,737,935	177,453
Shares redeemed	(1,015,195)	(964,322)	(14,790,592)	(17,067,625)
Net increase (decrease)	8,439,205	(516,037)	$117,661,682	$(8,871,781)
Class Z
Shares sold	1,609,828	580,870	$22,578,984	$9,517,876
Reinvestment of distributions	104,684	5,999	1,671,802	96,227
Shares redeemed	(326,408)	(526,020)	(4,977,502)	(8,840,275)
Net increase (decrease)	1,388,104	60,849	$19,273,284	$773,828
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Emerging Markets Discovery Fund	24%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Fidelity® Total Emerging Markets Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-36.56%	-4.97%	0.51%
Class M (incl.3.50% sales charge)	-35.26%	-4.82%	0.45%
Class C (incl. contingent deferred sales charge)	-33.83%	-4.55%	0.50%
Fidelity® Total Emerging Markets Fund	-32.52%	-3.58%	1.35%
Class I	-32.50%	-3.57%	1.37%
Class Z	-32.40%	-3.47%	1.42%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Total Emerging Markets Fund, a class of the fund,  on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

20,000
18,000
16,000
14,000
12,000
10,000
9,000
$8,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$11,438 Fidelity® Total Emerging Markets Fund
$10,858 MSCI Emerging Markets Index

Fidelity® Total Emerging Markets Fund
Management's Discussion of Fund Performance
Market Recap:
For the 12 months ending October 31, 2022, the Fidelity Total Emerging Markets Composite Index SM   - consisting of 60% equities and 40% debt - returned of -27.62%. Separately, emerging-markets (EM) equities returned -31.01%, as measured by the MSCI Emerging Markets Index, and EM debt had a return of -24.19%, according to the J.P. Morgan Emerging Markets Bond Index Global Diversified. This period, a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing EM assets included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. In March, Russia was removed from both indexes at 0%, resulting in a -100% return for that market in each index for the full 12 months. Within the EM debt index, two investment-grade markets, Turkey (-7%) and China (-10%), outperformed non-investment-grade debt, given the challenging backdrop. Among EM stocks, Brazil (+25%) was a standout amid rising commodity prices and the central bank's response to inflation.
Comments from Co-Manager Gregory Lee:
For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned about -33% to -32%, underperforming the Composite index. Versus the Composite, security selection among EM equities detracted most, with choices among EM debt and asset allocation decisions hampering relative performance to a lesser degree. Within the EM equity subportfolio, stock picking in communication services, financials, information technology and health care hurt relative performance, whereas choices in materials and industrials helped. Russia-based internet search engine and web portal Yandex (-96%) was the fund's biggest individual relative detractor this period, whereas it helped the most to own SQM (+84%), a Chilean potash producer with optionality in lithium. Turning to the EM debt sleeve, security selection and an underweighting in China hurt because this market outperformed. An overweight in Ukrainian bonds also hurt the fund's relative result, as this market notably declined. Conversely, modest exposure to Russia contributed, as did positioning among shorter-duration   corporates and quasi-sovereign bonds in South Africa.
Note to shareholders:
On December 7, 2021, Xiaoting Zhao came off of the fund's information technology sleeve, leaving Priyanshu Bakshi as sole manager of the sleeve. On January 28, 2022, Steven Kaye come off the fund and its health care sleeve. On September 1, 2022, the fund's supplemental benchmark changed from the J.P. Morgan Emerging Markets Bond Index (EMBI) Global to the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified. The benchmark for the fund's emerging-markets debt sleeve changed from the J.P Morgan Global EMBI Index to the JPMorgan EMBI Global Diversified 01-Sep-2022 Linked Index. The fund's supplemental index component changed from the Bloomberg Emerging Markets Aggregate USD Bond Index to the Bloomberg Emerging Markets Aggregate USD Bond - 10% Country Capped Index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Total Emerging Markets Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.0
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.0
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	2.1
HDFC Bank Ltd. (India, Banks)	1.4
Alibaba Group Holding Ltd. (Cayman Islands, Internet & Direct Marketing Retail)	1.3
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.3
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	0.9
FirstCash Holdings, Inc. (United States of America, Consumer Finance)	0.9
Infosys Ltd. sponsored ADR (India, IT Services)	0.9
China Construction Bank Corp. (H Shares) (China, Banks)	0.8
16.6

Market Sectors (% of Fund's net assets)

Financials	14.6
Information Technology	12.4
Energy	10.7
Consumer Discretionary	8.5
Materials	7.6
Communication Services	5.6
Industrials	4.7
Consumer Staples	4.6
Utilities	4.0
Health Care	2.4
Real Estate	0.8

Asset Allocation (% of Fund's net assets)

Foreign investments - 93.5%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® Total Emerging Markets Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 57.6%
	Shares	Value ($)
Belgium - 0.2%
Titan Cement International Trading SA	42,400	471,814
Bermuda - 0.8%
China Gas Holdings Ltd.	314,744	279,072
Credicorp Ltd. (United States)	5,379	787,270
Huanxi Media Group Ltd. (a)	1,726,596	197,963
Kerry Properties Ltd.	72,000	113,921
Kunlun Energy Co. Ltd.	540,040	322,662
Pacific Basin Shipping Ltd.	435,000	105,291
Shangri-La Asia Ltd. (a)	180,000	99,520
TOTAL BERMUDA		1,905,699
Brazil - 2.8%
Arezzo Industria e Comercio SA	15,851	320,672
Atacadao SA	156,300	588,829
Dexco SA	197,130	369,798
ENGIE Brasil Energia SA	45,800	356,611
Equatorial Energia SA	86,000	499,967
Localiza Rent a Car SA	82,296	1,123,833
LOG Commercial Properties e Participacoes SA	44,300	195,193
Lojas Renner SA	85,918	513,961
Rede D'Oregon Sao Luiz SA (b)	58,146	362,125
Rumo SA	160,500	687,924
Suzano Papel e Celulose SA	40,700	419,173
Transmissora Alianca de Energia Eletrica SA unit	44,000	342,341
Vale SA sponsored ADR	101,568	1,314,290
TOTAL BRAZIL		7,094,717
Canada - 0.4%
Barrick Gold Corp.	66,600	1,000,998
Cayman Islands - 11.2%
Akeso, Inc. (a)(b)(c)	40,292	161,688
Alibaba Group Holding Ltd. (a)	432,034	3,359,024
Alibaba Group Holding Ltd. sponsored ADR (a)	1,964	124,871
Angelalign Technology, Inc. (b)(c)	7,095	62,638
Ant International Co. Ltd. Class C (a)(d)(e)	424,550	653,807
Antengene Corp. (a)(b)	122,482	51,960
Archosaur Games, Inc. (a)(b)	22,936	6,604
Baidu, Inc. sponsored ADR (a)	2,478	189,740
BeiGene Ltd. ADR (a)	271	45,769
Bilibili, Inc. ADR (a)	46,615	415,806
BizLink Holding, Inc.	36,000	275,129
Chailease Holding Co. Ltd.	183,144	846,049
China Resources Land Ltd.	64,510	202,168
CK Asset Holdings Ltd.	19,000	105,049
Daqo New Energy Corp. ADR (a)	675	29,693
ENN Energy Holdings Ltd.	51,400	511,076
ESR Group Ltd. (b)	51,400	87,744
GlobalFoundries, Inc.	2,029	115,044
Greentown China Holdings Ltd.	36,000	34,259
Haitian International Holdings Ltd.	130,000	260,343
Hansoh Pharmaceutical Group Co. Ltd. (b)	164,613	254,165
Innovent Biologics, Inc. (a)(b)	66,180	234,380
Jacobio Pharmaceuticals Group Co. Ltd. (a)(b)	144,216	63,568
JD Health International, Inc. (a)(b)	19,409	106,445
JD.com, Inc.:
Class A	46,105	839,596
sponsored ADR	10,876	405,566
KE Holdings, Inc. ADR (a)	6,600	67,188
Kuaishou Technology Class B (a)(b)	33,893	139,464
Li Ning Co. Ltd.	169,392	876,130
Longfor Properties Co. Ltd. (b)	5,326	6,785
Medlive Technology Co. Ltd. (b)	84,961	73,384
Meituan Class B (a)(b)	146,009	2,337,684
NetEase, Inc. ADR	12,483	694,304
PagSeguro Digital Ltd. (a)	107,945	1,476,688
Parade Technologies Ltd.	5,955	112,439
Pinduoduo, Inc. ADR (a)	33,092	1,814,434
Sea Ltd. ADR (a)	32,412	1,610,228
Silergy Corp.	23,785	275,798
StoneCo Ltd. Class A (a)	37,718	396,039
Sunny Optical Technology Group Co. Ltd.	28,636	248,251
Tencent Holdings Ltd.	196,395	5,160,631
Tencent Music Entertainment Group ADR (a)	17,278	62,374
Tongdao Liepin Group (a)	64,973	56,616
Trip.com Group Ltd. ADR (a)	46,365	1,049,240
Uni-President China Holdings Ltd.	320,600	236,887
Wuxi Biologics (Cayman), Inc. (a)(b)	141,528	636,825
Xinyi Solar Holdings Ltd.	170,775	169,477
XP, Inc. Class A (a)	52,135	955,635
XPeng, Inc. ADR (a)	23,620	156,364
Zai Lab Ltd. (a)	83,560	192,463
Zai Lab Ltd. ADR (a)	692	15,418
TOTAL CAYMAN ISLANDS		28,262,927
Chile - 0.6%
Banco de Chile	7,544,400	689,991
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	9,921	929,399
TOTAL CHILE		1,619,390
China - 4.6%
Asymchem Laboratories Tianjin Co. Ltd. (H Shares) (b)	5,608	60,012
Bafang Electric Suzhou Co. Ltd. (A Shares)	6,245	99,572
Beijing Enlight Media Co. Ltd. (A Shares)	153,200	141,182
BYD Co. Ltd. (H Shares)	8,173	182,938
C&S Paper Co. Ltd. (A Shares)	332,500	426,159
China Communications Services Corp. Ltd. (H Shares)	574,000	160,142
China Construction Bank Corp. (H Shares)	3,791,000	2,011,840
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	31,400	56,369
China Petroleum & Chemical Corp. (H Shares)	1,896,000	751,435
China Tourism Group Duty Free Corp. Ltd. (A Shares)	2,300	50,504
China Tower Corp. Ltd. (H Shares) (b)	1,212,902	109,707
Daqin Railway Co. Ltd. (A Shares)	615,800	540,508
Flat Glass Group Co. Ltd. (c)	44,647	104,541
Gemdale Corp. (A Shares)	21,558	23,084
Haier Smart Home Co. Ltd.	175,000	437,854
Haier Smart Home Co. Ltd. (A Shares)	12,560	35,773
Hangzhou First Applied Material Co. Ltd. (A Shares)	7,866	68,999
Hongfa Technology Co. Ltd. (A Shares)	65,506	307,756
LONGi Green Energy Technology Co. Ltd.	15,046	98,852
Pharmaron Beijing Co. Ltd. (H Shares) (b)	25,340	85,224
Ping An Insurance Group Co. of China Ltd. (H Shares)	339,000	1,357,149
Poly Developments & Holdings (A Shares)	13,800	26,077
Proya Cosmetics Co. Ltd. (A Shares)	60,540	1,385,650
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	15,829	705,390
Sinopec Engineering Group Co. Ltd. (H Shares)	379,500	135,853
Sinopharm Group Co. Ltd. (H Shares)	131,061	249,778
TravelSky Technology Ltd. (H Shares)	173,000	251,247
Tsingtao Brewery Co. Ltd. (H Shares)	134,000	938,895
Venus MedTech Hangzhou, Inc. (H Shares) (a)(b)	48,180	59,230
Will Semiconductor Ltd.	3,570	35,867
WuXi AppTec Co. Ltd. (H Shares) (b)	23,524	188,500
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	109,300	474,119
TOTAL CHINA		11,560,206
Cyprus - 0.0%
Fix Price Group Ltd. GDR (Reg. S) (e)	68,238	25,202
Galaxy Cosmos Mezz PLC (a)	45,977	7,424
Sunrisemezz Ltd. (a)	42,900	3,472
TCS Group Holding PLC GDR (a)(e)	56,395	70,750
TOTAL CYPRUS		106,848
Germany - 0.1%
Delivery Hero AG (a)(b)	8,120	267,220
Greece - 0.6%
Alpha Bank SA (a)	1,241,400	1,150,751
Piraeus Financial Holdings SA (a)	300,300	370,371
TOTAL GREECE		1,521,122
Hong Kong - 0.8%
AIA Group Ltd.	87,600	663,552
China Merchants Holdings International Co. Ltd.	151,924	178,059
China Overseas Land and Investment Ltd.	86,040	164,196
China Resources Beer Holdings Co. Ltd.	162,666	766,740
Guangdong Investment Ltd.	442,000	278,726
Sino-Ocean Group Holding Ltd.	201,000	13,315
TOTAL HONG KONG		2,064,588
Hungary - 0.1%
Richter Gedeon PLC	17,860	352,658
India - 10.5%
Adani Ports & Special Economic Zone Ltd.	63,466	631,402
Apollo Hospitals Enterprise Ltd.	9,489	517,837
Bajaj Finance Ltd.	13,064	1,127,453
Bandhan Bank Ltd. (a)(b)	429,300	1,237,129
Bharat Electronics Ltd.	460,600	594,529
CE Info Systems Ltd.	6,264	98,996
Delhivery Private Ltd.	4,995	20,769
Divi's Laboratories Ltd.	6,033	263,016
Embassy Office Parks (REIT)	17,700	73,635
HDFC Bank Ltd. (a)	193,396	3,509,733
HDFC Standard Life Insurance Co. Ltd. (b)	117,200	765,170
Indraprastha Gas Ltd.	86,693	448,493
Indus Towers Ltd.	15,400	34,510
Infosys Ltd.	32,627	606,051
Infosys Ltd. sponsored ADR	115,082	2,155,486
ITC Ltd.	211,213	889,707
JK Cement Ltd.	33,674	1,103,476
Larsen & Toubro Ltd.	40,269	984,153
Mahanagar Gas Ltd.	30,939	322,041
Manappuram General Finance & Leasing Ltd.	443,251	563,836
Maruti Suzuki India Ltd.	6,012	691,954
NTPC Ltd.	345,084	721,600
Oberoi Realty Ltd.	13,570	151,576
Oil & Natural Gas Corp. Ltd.	336,500	544,912
Petronet LNG Ltd.	88,206	219,023
Power Grid Corp. of India Ltd.	336,710	928,007
Reliance Industries Ltd.	105,013	3,234,370
Shree Cement Ltd.	2,651	728,256
Sun Pharmaceutical Industries Ltd.	12,742	156,527
Tata Motors Ltd. (a)	79,290	396,981
Tata Steel Ltd.	866,800	1,063,343
Torrent Pharmaceuticals Ltd.	12,046	240,105
Vijaya Diagnostic Centre Pvt Ltd.	14,138	74,652
Voltas Ltd.	22,363	236,705
Zomato Ltd. (a)	1,578,309	1,203,084
TOTAL INDIA		26,538,517
Indonesia - 1.4%
PT Astra International Tbk	723,200	308,337
PT Bank Central Asia Tbk	2,286,000	1,289,745
PT Bank Rakyat Indonesia (Persero) Tbk	4,616,879	1,376,406
PT Dayamitra Telekomunikasi Tbk	766,000	35,114
PT Sumber Alfaria Trijaya Tbk	1,192,300	215,566
PT United Tractors Tbk	121,400	251,401
TOTAL INDONESIA		3,476,569
Japan - 0.5%
Capcom Co. Ltd.	4,803	133,888
JTOWER, Inc. (a)	2,136	86,908
Money Forward, Inc. (a)	3,960	112,918
Renesas Electronics Corp. (a)	25,407	212,549
Sumco Corp.	10,905	138,536
Z Holdings Corp.	207,158	534,625
TOTAL JAPAN		1,219,424
Korea (South) - 7.9%
AMOREPACIFIC Group, Inc.	12,679	219,412
Coway Co. Ltd.	8,140	315,376
Hana Financial Group, Inc.	15,945	460,816
Hanon Systems	27,300	149,189
Hyundai Fire & Marine Insurance Co. Ltd.	14,260	332,692
Jeisys Medical, Inc. (a)	19,800	98,354
Kakao Corp.	14,965	531,574
Kakao Pay Corp. (a)	4,703	116,478
KB Financial Group, Inc.	59,078	1,983,923
Kia Corp.	15,167	704,518
Korea Zinc Co. Ltd.	889	398,621
L&F Co. Ltd. (a)	200	31,528
LG Chemical Ltd.	1,063	466,215
LG Corp.	6,650	368,999
LG Electronics, Inc.	1,735	99,190
LG Innotek Co. Ltd.	227	47,155
NAVER Corp.	2,954	350,799
NCSOFT Corp.	1,063	290,453
Netmarble Corp. (b)	1,175	36,716
POSCO	7,952	1,383,174
S-Oil Corp.	6,110	369,857
Samsung Biologics Co. Ltd. (a)(b)	1,200	737,326
Samsung Electronics Co. Ltd.	181,618	7,558,298
Samsung SDI Co. Ltd.	1,984	1,024,443
SK Hynix, Inc.	32,591	1,888,347
Studio Dragon Corp. (a)	1,874	89,806
TOTAL KOREA (SOUTH)		20,053,259
Luxembourg - 0.4%
Adecoagro SA	4,900	42,434
Globant SA (a)	1,999	377,171
Tenaris SA sponsored ADR	16,300	512,146
TOTAL LUXEMBOURG		931,751
Mauritius - 0.0%
Jumo World Ltd. (a)(e)	30	122,049
Mexico - 2.0%
CEMEX S.A.B. de CV sponsored ADR (a)	458,100	1,768,266
Corporacion Inmobiliaria Vesta S.A.B. de CV	138,455	300,907
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	31,400	486,381
Grupo Aeroportuario del Sureste S.A.B. de CV Series B sponsored ADR	1,854	432,761
Grupo Aeroportuario Norte S.A.B. de CV	28,100	223,858
Grupo Financiero Banorte S.A.B. de CV Series O	187,321	1,522,639
Wal-Mart de Mexico SA de CV Series V	110,300	426,046
TOTAL MEXICO		5,160,858
Netherlands - 0.2%
CTP BV (b)	1,652	17,142
NXP Semiconductors NV	613	89,547
X5 Retail Group NV GDR (Reg. S) (e)	77,500	16,181
Yandex NV Series A (a)(e)	94,069	322,642
TOTAL NETHERLANDS		445,512
Panama - 0.1%
Copa Holdings SA Class A (a)	3,347	251,795
Philippines - 0.2%
Ayala Land, Inc.	322,800	142,824
SM Investments Corp.	18,000	255,770
TOTAL PHILIPPINES		398,594
Poland - 0.1%
CD Projekt RED SA (c)	11,670	310,688
Russia - 0.0%
Gazprom OAO sponsored ADR (Reg. S) (a)(e)	155,600	35,545
LSR Group OJSC (a)(e)	755	1,139
LUKOIL PJSC sponsored ADR (e)	35,200	9,958
Novatek PJSC GDR (Reg. S) (e)	9,100	2,325
Sberbank of Russia (a)(e)	30	0
Sberbank of Russia sponsored ADR (a)(e)	324,104	5,769
Severstal PAO GDR (Reg. S) (e)	83,700	1,976
TOTAL RUSSIA		56,712
Saudi Arabia - 2.1%
Al Rajhi Bank	67,614	1,533,103
Alinma Bank	84,700	845,298
Bupa Arabia for Cooperative Insurance Co.	12,300	631,768
Saudi Arabian Oil Co. (b)	33,920	315,048
Saudi Tadawul Group Holding Co.	11,300	653,181
The Saudi National Bank	84,800	1,340,533
TOTAL SAUDI ARABIA		5,318,931
Singapore - 0.5%
CapitaLand Investment Ltd.	107,000	227,515
First Resources Ltd.	448,700	472,282
United Overseas Bank Ltd.	27,500	539,277
TOTAL SINGAPORE		1,239,074
South Africa - 1.9%
Capitec Bank Holdings Ltd.	7,650	791,527
FirstRand Ltd.	260,607	912,967
Impala Platinum Holdings Ltd.	144,400	1,478,463
Naspers Ltd. Class N	3,785	390,165
Pick 'n Pay Stores Ltd.	358,000	1,150,667
TOTAL SOUTH AFRICA		4,723,789
Taiwan - 5.0%
ECLAT Textile Co. Ltd.	25,000	329,029
eMemory Technology, Inc.	4,282	142,716
GlobalWafers Co. Ltd.	8,197	91,109
MediaTek, Inc.	53,221	973,535
Taiwan Semiconductor Manufacturing Co. Ltd.	837,430	10,057,907
Uni-President Enterprises Corp.	254,000	515,812
Unimicron Technology Corp.	52,487	202,599
United Microelectronics Corp.	22,943	27,561
Wiwynn Corp.	11,440	256,792
TOTAL TAIWAN		12,597,060
Thailand - 0.3%
Carabao Group PCL (For. Reg.)	95,900	227,493
Land & House PCL (For. Reg.)	402,800	97,405
PTT Global Chemical PCL (For. Reg.)	381,300	435,972
TOTAL THAILAND		760,870
Turkey - 0.3%
Bim Birlesik Magazalar A/S JSC	100,000	719,879
United Kingdom - 0.4%
Helios Towers PLC (a)	130,800	188,252
Prudential PLC	79,335	736,996
TOTAL UNITED KINGDOM		925,248
United States of America - 1.6%
Airbnb, Inc. Class A (a)	1,400	149,674
Dlocal Ltd. (a)	11,511	256,695
FirstCash Holdings, Inc.	22,101	2,175,843
Legend Biotech Corp. ADR (a)	2,859	142,435
Li Auto, Inc. ADR (a)	34,818	474,221
Marvell Technology, Inc.	3,337	132,412
MercadoLibre, Inc. (a)	589	531,054
NVIDIA Corp.	771	104,062
TOTAL UNITED STATES OF AMERICA		3,966,396
TOTAL COMMON STOCKS (Cost $159,349,118)		145,445,162

Preferred Stocks - 2.2%
	Shares	Value ($)
Convertible Preferred Stocks - 0.4%
Cayman Islands - 0.1%
Creditas Financial Solutions Ltd. Series F (d)(e)	1,073	349,337
China - 0.1%
dMed Biopharmaceutical Co. Ltd. Series C (a)(d)(e)	11,962	107,299
India - 0.2%
Meesho Series F (a)(d)(e)	7,108	467,280
TOTAL CONVERTIBLE PREFERRED STOCKS		923,916
Nonconvertible Preferred Stocks - 1.8%
Brazil - 1.6%
Ambev SA sponsored ADR	369,600	1,123,584
Companhia de Transmissao de Energia Eletrica Paulista (PN)	55,400	262,763
Metalurgica Gerdau SA (PN)	405,470	883,078
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	79,206	911,661
sponsored ADR	62,500	801,250
		3,982,336
Korea (South) - 0.1%
Hyundai Motor Co. Series 2	7,206	402,880
United States of America - 0.1%
Gupshup, Inc. (a)(d)(e)	8,409	157,585
TOTAL NONCONVERTIBLE PREFERRED STOCKS		4,542,801
TOTAL PREFERRED STOCKS (Cost $4,513,533)		5,466,717

Nonconvertible Bonds - 15.0%
	Principal Amount (f)	Value ($)
Azerbaijan - 0.6%
Southern Gas Corridor CJSC 6.875% 3/24/26 (b)	895,000	879,248
State Oil Co. of Azerbaijan Republic 6.95% 3/18/30 (Reg. S)	585,000	566,646
TOTAL AZERBAIJAN		1,445,894
Bahrain - 0.8%
The Oil and Gas Holding Co.:
7.5% 10/25/27 (b)	1,580,000	1,525,490
7.625% 11/7/24 (b)	400,000	396,325
TOTAL BAHRAIN		1,921,815
Bailiwick of Jersey - 0.3%
Galaxy Pipeline Assets BidCo Ltd.:
2.16% 3/31/34 (b)	416,097	338,599
2.625% 3/31/36 (b)	570,000	431,526
TOTAL BAILIWICK OF JERSEY		770,125
Bermuda - 0.5%
GeoPark Ltd. 5.5% 1/17/27 (b)	500,000	403,375
Investment Energy Resources Ltd. 6.25% 4/26/29 (b)	510,000	428,655
Tengizchevroil Finance Co. International Ltd. 3.25% 8/15/30 (b)	550,000	351,725
TOTAL BERMUDA		1,183,755
Brazil - 0.1%
Natura Cosmeticos SA 4.125% 5/3/28 (b)	435,000	337,343
British Virgin Islands - 0.1%
ENN Clean Energy International Investment Ltd. 3.375% 5/12/26 (b)	395,000	307,927
Canada - 0.1%
Gcm Mining Corp. 6.875% 8/9/26 (b)	400,000	277,932
Cayman Islands - 1.3%
DP World Crescent Ltd.:
3.875% 7/18/29 (Reg. S)	700,000	621,765
4.848% 9/26/28 (b)	400,000	378,000
Lamar Funding Ltd. 3.958% 5/7/25 (b)	430,000	395,546
Meituan 2.125% 10/28/25 (b)	640,000	524,416
NagaCorp Ltd. 7.95% 7/6/24 (Reg. S)	400,000	342,950
Sable International Finance Ltd. 5.75% 9/7/27 (b)	600,000	528,750
Termocandelaria Power Ltd. 7.875% 1/30/29 (b)	454,750	386,054
TOTAL CAYMAN ISLANDS		3,177,481
Chile - 0.4%
Corporacion Nacional del Cobre de Chile (Codelco):
3.7% 1/30/50 (b)	300,000	192,431
4.25% 7/17/42 (b)	250,000	183,563
4.5% 8/1/47 (b)	250,000	186,375
Empresa Nacional de Petroleo 4.5% 9/14/47 (b)	440,000	279,208
VTR Comunicaciones SpA 5.125% 1/15/28 (b)	400,000	253,575
TOTAL CHILE		1,095,152
Colombia - 0.1%
Oleoducto Central SA 4% 7/14/27 (b)	350,000	284,769
Georgia - 0.1%
JSC Georgian Railway 4% 6/17/28 (b)	300,000	226,181
Guatemala - 0.1%
CT Trust 5.125% 2/3/32 (b)	440,000	350,295
Indonesia - 0.9%
PT Adaro Indonesia 4.25% 10/31/24 (b)	250,000	233,641
PT Freeport Indonesia:
5.315% 4/14/32 (b)	250,000	208,438
6.2% 4/14/52 (b)	200,000	149,022
PT Hutama Karya Persero 3.75% 5/11/30 (b)	600,000	512,738
PT Indonesia Asahan Aluminium Tbk:
4.75% 5/15/25 (b)	285,000	272,206
5.45% 5/15/30 (b)	400,000	348,575
PT Pertamina Persero:
4.15% 2/25/60 (b)	365,000	223,964
4.175% 1/21/50 (b)	450,000	297,938
TOTAL INDONESIA		2,246,522
Ireland - 0.0%
SUEK Securities DAC 3.375% 9/15/26 (b)(g)	255,000	85,576
Israel - 0.2%
Israel Electric Corp. Ltd. 3.75% 2/22/32 (Reg. S) (b)	300,000	249,755
Leviathan Bond Ltd. 6.125% 6/30/25 (Reg. S) (b)	250,000	237,331
TOTAL ISRAEL		487,086
Kazakhstan - 0.1%
KazMunaiGaz National Co. 3.5% 4/14/33 (b)	400,000	271,575
Luxembourg - 0.6%
Adecoagro SA 6% 9/21/27 (b)	480,000	432,300
B2W Digital Lux SARL 4.375% 12/20/30 (b)	385,000	263,557
EIG Pearl Holdings SARL 3.545% 8/31/36 (b)	590,000	452,825
MC Brazil Downstream Trading SARL 7.25% 6/30/31 (b)	385,000	292,254
TOTAL LUXEMBOURG		1,440,936
Malaysia - 0.5%
MISC Capital Two (Labuan) Ltd. 3.75% 4/6/27 (b)	380,000	338,390
Petronas Capital Ltd.:
3.404% 4/28/61 (b)	200,000	123,400
3.5% 4/21/30 (b)	450,000	399,238
4.55% 4/21/50 (b)	400,000	325,288
TOTAL MALAYSIA		1,186,316
Mauritius - 0.4%
AXIAN Telecom 7.375% 2/16/27 (b)	355,000	305,300
CA Magnum Holdings 5.375% 10/31/26 (b)	400,000	335,000
HTA Group Ltd. 7% 12/18/25 (b)	400,000	351,200
TOTAL MAURITIUS		991,500
Mexico - 1.9%
Comision Federal de Electricid:
3.348% 2/9/31 (b)	450,000	330,975
4.688% 5/15/29 (b)	390,000	328,648
Petroleos Mexicanos:
5.35% 2/12/28	320,000	254,551
6.49% 1/23/27	590,000	515,306
6.5% 6/2/41	1,170,000	728,442
6.625% 6/15/35	410,000	282,736
6.7% 2/16/32	415,000	311,796
6.75% 9/21/47	960,000	577,440
6.84% 1/23/30	520,000	412,428
6.95% 1/28/60	1,075,000	640,969
7.69% 1/23/50	589,000	379,724
TOTAL MEXICO		4,763,015
Morocco - 0.2%
OCP SA 3.75% 6/23/31 (b)	535,000	396,502
Multi-National - 0.3%
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (b)	690,000	647,306
Netherlands - 0.5%
Mong Duong Finance Holdings BV 5.125% 5/7/29 (b)	890,000	616,770
Prosus NV:
3.832% 2/8/51 (b)	425,000	224,188
4.027% 8/3/50 (b)	350,000	187,316
4.193% 1/19/32 (b)	445,000	316,453
TOTAL NETHERLANDS		1,344,727
Panama - 0.3%
Aeropuerto Internacional de Tocumen SA:
4% 8/11/41 (b)	290,000	203,417
5.125% 8/11/61 (b)	200,000	134,975
Cable Onda SA 4.5% 1/30/30 (b)	580,000	471,540
TOTAL PANAMA		809,932
Paraguay - 0.1%
Telefonica Celular del Paraguay SA 5.875% 4/15/27 (b)	250,000	225,828
Peru - 0.2%
Camposol SA 6% 2/3/27 (b)	500,000	352,438
Compania de Minas Buenaventura SAA 5.5% 7/23/26 (b)	165,000	136,517
TOTAL PERU		488,955
Qatar - 0.7%
Qatar Petroleum:
1.375% 9/12/26 (b)	425,000	373,598
2.25% 7/12/31 (b)	700,000	561,750
3.125% 7/12/41 (b)	650,000	457,763
3.3% 7/12/51 (b)	580,000	391,500
TOTAL QATAR		1,784,611
Saudi Arabia - 0.7%
Saudi Arabian Oil Co.:
3.5% 4/16/29 (b)	450,000	398,925
4.25% 4/16/39 (b)	1,680,000	1,377,617
TOTAL SAUDI ARABIA		1,776,542
Singapore - 0.2%
Medco Bell Pte Ltd. 6.375% 1/30/27 (b)	730,000	584,000
South Africa - 0.6%
Eskom Holdings SOC Ltd.:
6.75% 8/6/23 (b)	1,025,000	1,000,016
7.125% 2/11/25 (b)	650,000	605,028
TOTAL SOUTH AFRICA		1,605,044
Spain - 0.2%
EnfraGen Energia Sur SA 5.375% 12/30/30 (b)	690,000	356,595
Thailand - 0.1%
PTT Treasury Center Co. Ltd. 3.7% 7/16/70 (b)	350,000	201,863
United Arab Emirates - 0.2%
Abu Dhabi National Energy Co. PJSC:
4% 10/3/49 (b)	390,000	313,414
4.875% 4/23/30 (b)	50,000	48,525
MDGH GMTN RSC Ltd. 5.5% 4/28/33 (b)	200,000	198,840
TOTAL UNITED ARAB EMIRATES		560,779
United Kingdom - 0.8%
Antofagasta PLC 2.375% 10/14/30 (b)	450,000	329,625
Endeavour Mining PLC 5% 10/14/26 (b)	405,000	314,584
Liquid Telecommunications Financing PLC 5.5% 9/4/26 (b)	400,000	270,000
NAK Naftogaz Ukraine 7.375% 7/19/24 (Reg. S) (g)	400,000	72,000
Tullow Oil PLC:
7% 3/1/25 (b)	840,000	552,300
10.25% 5/15/26 (b)	411,000	350,378
TOTAL UNITED KINGDOM		1,888,887
United States of America - 0.5%
Kosmos Energy Ltd. 7.125% 4/4/26 (b)	575,000	478,688
NBM U.S. Holdings, Inc. 6.625% 8/6/29 (b)	130,000	120,234
Sasol Financing U.S.A. LLC 5.875% 3/27/24	200,000	194,250
Stillwater Mining Co. 4% 11/16/26 (b)	690,000	564,851
TOTAL UNITED STATES OF AMERICA		1,358,023
Uzbekistan - 0.2%
National Bank of Uzbekistan 4.85% 10/21/25 (Reg. S)	350,000	305,550
Uzbekneftegaz JSC 4.75% 11/16/28 (b)	400,000	296,000
TOTAL UZBEKISTAN		601,550
Venezuela - 0.1%
Petroleos de Venezuela SA:
6% 5/16/24 (b)(g)	5,700,000	128,250
6% 11/15/26 (Reg. S) (g)	6,800,000	129,200
TOTAL VENEZUELA		257,450
TOTAL NONCONVERTIBLE BONDS (Cost $50,101,906)		37,739,789

Government Obligations - 20.5%
		Principal Amount (f)	Value ($)
Angola - 0.8%
Angola Republic:
8.25% 5/9/28 (b)		1,020,000	854,250
8.75% 4/14/32 (b)		200,000	160,000
9.125% 11/26/49 (b)		225,000	168,863
9.375% 5/8/48 (b)		290,000	220,400
9.5% 11/12/25 (b)		620,000	602,950
TOTAL ANGOLA			2,006,463
Argentina - 0.7%
Argentine Republic:
0.5% 7/9/30 (i)		1,995,365	418,029
1% 7/9/29		498,666	101,977
1.5% 7/9/35 (i)		1,537,734	304,471
3.875% 1/9/38 (i)		2,011,834	517,167
Buenos Aires Province 5.25% 9/1/37 (b)(i)		1,030,000	310,159
TOTAL ARGENTINA			1,651,803
Armenia - 0.1%
Republic of Armenia 7.15% 3/26/25 (b)		370,000	361,398
Bahrain - 0.1%
Bahrain Kingdom 5.625% 5/18/34 (b)		200,000	157,584
Barbados - 0.1%
Barbados Government 6.5% 10/1/29 (b)		290,000	267,308
Benin - 0.2%
Republic of Benin:
4.875% 1/19/32 (b)	EUR	140,000	94,427
5.75% 3/26/26 (b)	EUR	450,000	423,116
TOTAL BENIN			517,543
Brazil - 0.6%
Brazilian Federative Republic:
3.875% 6/12/30		1,390,000	1,167,426
4.75% 1/14/50		505,000	337,498
TOTAL BRAZIL			1,504,924
Cameroon - 0.1%
Cameroon Republic 5.95% 7/7/32 (b)	EUR	360,000	231,651
Chile - 0.5%
Chilean Republic:
2.45% 1/31/31		785,000	626,430
2.75% 1/31/27		220,000	197,450
3.5% 1/31/34		280,000	225,540
4% 1/31/52		200,000	141,200
4.34% 3/7/42		200,000	154,100
TOTAL CHILE			1,344,720
Colombia - 0.9%
Colombian Republic:
3% 1/30/30		915,000	646,448
3.125% 4/15/31		548,000	375,825
5% 6/15/45		805,000	488,434
5.2% 5/15/49		185,000	112,364
6.125% 1/18/41		200,000	142,913
7.375% 9/18/37		650,000	546,934
TOTAL COLOMBIA			2,312,918
Costa Rica - 0.2%
Costa Rican Republic:
5.625% 4/30/43 (b)		325,000	236,194
6.125% 2/19/31 (b)		265,000	245,589
TOTAL COSTA RICA			481,783
Dominican Republic - 1.3%
Dominican Republic:
4.5% 1/30/30 (b)		515,000	411,131
4.875% 9/23/32 (b)		870,000	667,344
5.3% 1/21/41 (b)		200,000	137,163
5.875% 1/30/60 (b)		900,000	603,000
6% 7/19/28 (b)		400,000	363,950
6% 2/22/33 (b)		425,000	354,158
6.5% 2/15/48 (b)		200,000	145,350
6.85% 1/27/45 (b)		350,000	268,909
6.875% 1/29/26 (b)		255,000	249,788
TOTAL DOMINICAN REPUBLIC			3,200,793
Ecuador - 0.4%
Ecuador Republic:
2.5% 7/31/35 (b)(i)		1,385,256	503,281
5.5% 7/31/30 (b)(i)		985,630	522,261
TOTAL ECUADOR			1,025,542
Egypt - 1.0%
Arab Republic of Egypt:
5.875% 2/16/31 (b)		400,000	243,200
7.0529% 1/15/32 (b)		890,000	559,476
7.5% 1/31/27 (b)		150,000	120,563
7.5% 2/16/61 (b)		300,000	169,500
7.903% 2/21/48 (b)		865,000	483,319
8.5% 1/31/47 (b)		1,160,000	682,950
8.7002% 3/1/49 (b)		400,000	236,500
TOTAL EGYPT			2,495,508
El Salvador - 0.1%
El Salvador Republic 7.1246% 1/20/50 (b)		560,000	187,880
Gabon - 0.2%
Gabonese Republic:
6.95% 6/16/25 (b)		200,000	179,500
7% 11/24/31 (b)		540,000	376,414
TOTAL GABON			555,914
Georgia - 0.2%
Georgia Republic 2.75% 4/22/26 (b)		505,000	422,938
Ghana - 0.2%
Ghana Republic:
8.125% 1/18/26 (b)		500,000	181,813
8.627% 6/16/49 (b)		615,000	165,012
10.75% 10/14/30 (b)		400,000	258,000
TOTAL GHANA			604,825
Guatemala - 0.1%
Guatemalan Republic 6.125% 6/1/50 (b)		350,000	300,519
Hungary - 0.2%
Hungarian Republic:
2.125% 9/22/31 (b)		500,000	356,031
3.125% 9/21/51 (b)		375,000	204,328
TOTAL HUNGARY			560,359
Indonesia - 0.4%
Indonesian Republic:
3.5% 2/14/50		380,000	255,503
4.2% 10/15/50		600,000	448,566
8.5% 10/12/35 (b)		300,000	351,525
TOTAL INDONESIA			1,055,594
Israel - 0.1%
Israeli State 4.5% 4/3/20		405,000	307,713
Ivory Coast - 0.3%
Ivory Coast:
6.125% 6/15/33 (b)		200,000	155,350
6.375% 3/3/28 (b)		635,000	574,794
TOTAL IVORY COAST			730,144
Jordan - 0.2%
Jordanian Kingdom:
5.85% 7/7/30 (b)		200,000	165,500
7.375% 10/10/47 (b)		280,000	208,950
TOTAL JORDAN			374,450
Kenya - 0.5%
Republic of Kenya:
6.3% 1/23/34 (b)		200,000	126,000
6.875% 6/24/24 (b)		830,000	724,175
7% 5/22/27 (b)		410,000	324,925
TOTAL KENYA			1,175,100
Lebanon - 0.2%
Lebanese Republic:
5.8% 12/31/49 (g)		1,165,000	68,246
6.375% 12/31/49 (g)		7,090,000	407,675
TOTAL LEBANON			475,921
Mexico - 0.6%
United Mexican States:
2.659% 5/24/31		400,000	309,800
3.25% 4/16/30		400,000	335,950
4.35% 1/15/47		850,000	594,363
4.75% 3/8/44		450,000	341,522
TOTAL MEXICO			1,581,635
Mongolia - 0.1%
Mongolia Government:
3.5% 7/7/27 (b)		220,000	149,600
5.125% 4/7/26 (b)		200,000	152,522
TOTAL MONGOLIA			302,122
Morocco - 0.2%
Moroccan Kingdom:
2.375% 12/15/27 (b)		375,000	307,453
4% 12/15/50 (b)		200,000	117,788
TOTAL MOROCCO			425,241
Nigeria - 0.6%
Republic of Nigeria:
6.125% 9/28/28 (b)		325,000	213,688
6.5% 11/28/27 (b)		705,000	498,788
7.143% 2/23/30 (b)		850,000	552,500
7.625% 11/28/47 (b)		300,000	169,500
TOTAL NIGERIA			1,434,476
Oman - 1.2%
Sultanate of Oman:
4.75% 6/15/26 (b)		450,000	425,250
5.375% 3/8/27 (b)		395,000	376,238
5.625% 1/17/28 (b)		420,000	399,000
6% 8/1/29 (b)		285,000	270,394
6.25% 1/25/31 (b)		690,000	657,225
6.5% 3/8/47 (b)		1,150,000	947,313
TOTAL OMAN			3,075,420
Pakistan - 0.2%
Islamic Republic of Pakistan:
6% 4/8/26 (b)		880,000	275,097
6.875% 12/5/27 (b)		560,000	173,662
TOTAL PAKISTAN			448,759
Panama - 0.7%
Panamanian Republic:
2.252% 9/29/32		485,000	336,257
3.16% 1/23/30		660,000	536,580
3.298% 1/19/33		540,000	412,020
3.87% 7/23/60		510,000	292,740
4.5% 5/15/47		405,000	279,906
TOTAL PANAMA			1,857,503
Paraguay - 0.3%
Republic of Paraguay:
2.739% 1/29/33 (b)		415,000	307,178
5.4% 3/30/50 (b)		415,000	315,997
TOTAL PARAGUAY			623,175
Peru - 0.8%
Peruvian Republic:
2.783% 1/23/31		1,435,000	1,130,780
3% 1/15/34		260,000	193,570
3.3% 3/11/41		855,000	575,415
TOTAL PERU			1,899,765
Philippines - 0.3%
Philippine Republic:
2.65% 12/10/45		430,000	259,660
2.95% 5/5/45		320,000	205,635
5.95% 10/13/47		225,000	219,962
TOTAL PHILIPPINES			685,257
Qatar - 1.1%
State of Qatar:
3.75% 4/16/30 (b)		325,000	302,240
4.4% 4/16/50 (b)		1,430,000	1,201,171
4.625% 6/2/46 (b)		600,000	528,372
4.817% 3/14/49 (b)		855,000	761,130
TOTAL QATAR			2,792,913
Romania - 0.5%
Romanian Republic:
3% 2/27/27 (b)		334,000	285,841
3% 2/14/31 (b)		574,000	423,433
3.625% 3/27/32 (b)		334,000	244,926
6.125% 1/22/44 (b)		400,000	318,950
TOTAL ROMANIA			1,273,150
Russia - 0.1%
Ministry of Finance of the Russian Federation 5.1% 3/28/35(Reg. S) (g)		600,000	252,000
Rwanda - 0.2%
Rwanda Republic 5.5% 8/9/31 (b)		700,000	510,694
Saudi Arabia - 0.1%
Kingdom of Saudi Arabia 2.25% 2/2/33 (b)		445,000	341,716
Senegal - 0.1%
Republic of Senegal:
6.25% 5/23/33 (b)		235,000	175,193
6.75% 3/13/48 (b)		200,000	126,663
TOTAL SENEGAL			301,856
Serbia - 0.1%
Republic of Serbia 2.125% 12/1/30 (b)		455,000	313,182
South Africa - 0.3%
South African Republic:
4.85% 9/27/27		400,000	361,950
5.75% 9/30/49		525,000	347,813
TOTAL SOUTH AFRICA			709,763
Sri Lanka - 0.1%
Democratic Socialist Republic of Sri Lanka:
6.2% 5/11/27 (b)(g)		935,000	198,790
6.85% 11/3/25 (b)(g)		550,000	122,650
7.55% 3/28/30 (b)(g)		50,000	10,916
7.85% 3/14/29 (b)(g)		165,000	35,764
TOTAL SRI LANKA			368,120
Tunisia - 0.0%
Tunisia Republic of 5.75% 1/30/25 (b)		110,000	68,736
Turkey - 1.0%
Turkish Republic:
4.25% 3/13/25		365,000	329,869
4.75% 1/26/26		540,000	472,500
4.875% 10/9/26		520,000	441,350
4.875% 4/16/43		1,005,000	587,925
5.125% 2/17/28		245,000	197,838
5.75% 5/11/47		665,000	408,975
6.125% 10/24/28		220,000	182,875
TOTAL TURKEY			2,621,332
Ukraine - 0.3%
Ukraine Government:
0% 8/1/41 (b)(j)		775,000	192,200
6.876% 5/21/31 (b)		200,000	28,975
7.253% 3/15/35 (b)		380,000	56,715
7.375% 9/25/34 (b)		200,000	29,975
7.75% 9/1/25 (b)		830,000	173,937
7.75% 9/1/26 (b)		830,000	136,846
7.75% 9/1/27 (b)		345,000	57,313
7.75% 9/1/28 (b)		560,000	99,400
7.75% 9/1/29 (b)		400,000	69,950
TOTAL UKRAINE			845,311
United Arab Emirates - 0.6%
Emirate of Abu Dhabi:
1.7% 3/2/31 (b)		350,000	274,816
3.125% 9/30/49 (b)		410,000	274,136
Emirate of Dubai:
3.9% 9/9/50 (Reg. S)		650,000	420,794
5.25% 1/30/43 (Reg. S)		295,000	245,643
United Arab Emirates 4.05% 7/7/32 (b)		200,000	185,413
TOTAL UNITED ARAB EMIRATES			1,400,802
United States of America - 0.7%
U.S. Treasury Bills, yield at date of purchase 3.33% to 3.67% 1/5/23 to 1/12/23		370,000	367,264
U.S. Treasury Bonds 2.875% 5/15/52		1,827,000	1,417,923
TOTAL UNITED STATES OF AMERICA			1,785,187
Uruguay - 0.3%
Uruguay Republic 5.1% 6/18/50		730,000	653,259
Uzbekistan - 0.1%
Republic of Uzbekistan:
3.7% 11/25/30 (b)		200,000	143,663
3.9% 10/19/31 (b)		240,000	170,520
TOTAL UZBEKISTAN			314,183
Venezuela - 0.2%
Venezuelan Republic 9.25% 9/15/27 (g)		6,200,000	418,500
Zambia - 0.0%
Republic of Zambia:
8.5% 4/14/24 (b)		50,000	19,250
8.97% 7/30/27 (b)		250,000	92,500
TOTAL ZAMBIA			111,750
TOTAL GOVERNMENT OBLIGATIONS (Cost $76,141,597)			51,727,102

Preferred Securities - 1.1%
	Principal Amount (f)	Value ($)
Cayman Islands - 0.4%
Banco Mercantil del Norte SA 6.75% (b)(h)(j)	400,000	365,096
DP World Salaam 6% (Reg. S) (h)(j)	600,000	591,970
TOTAL CAYMAN ISLANDS		957,066
Georgia - 0.3%
Georgia Bank Joint Stock Co. 11.125% (Reg. S) (h)(j)	700,000	698,809
Mexico - 0.1%
CEMEX S.A.B. de CV 5.125% (b)(h)(j)	400,000	331,278
United Arab Emirates - 0.3%
Emirates NBD Bank PJSC 6.125% (Reg. S) (h)(j)	400,000	380,793
NBK Tier 1 Financing 2 Ltd. 4.5% (b)(h)(j)	400,000	357,728
TOTAL UNITED ARAB EMIRATES		738,521
TOTAL PREFERRED SECURITIES (Cost $3,105,057)		2,725,674

Money Market Funds - 3.4%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (k)	8,145,771	8,147,400
Fidelity Securities Lending Cash Central Fund 3.10% (k)(l)	421,957	421,999
TOTAL MONEY MARKET FUNDS (Cost $8,569,102)		8,569,399

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $301,780,313)	251,673,843
NET OTHER ASSETS (LIABILITIES) - 0.2%	584,941
NET ASSETS - 100.0%	252,258,784

Currency Abbreviations
EUR	-	European Monetary Unit

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $71,526,576 or 28.4% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,735,308 or 0.7% of net assets.

(e)	Level 3 security
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Non-income producing - Security is in default.
(h)	Security is perpetual in nature with no stated maturity date.
(i)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(j)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(k)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(l)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Ant International Co. Ltd. Class C	5/16/18	1,618,120

Creditas Financial Solutions Ltd. Series F	1/28/22	337,976

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	169,898

Gupshup, Inc.	6/08/21	192,273

Meesho Series F	9/21/21	544,986

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	18,857,299	475,804,518	486,514,417	71,453	1	(1)	8,147,400	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	1,116,639	10,135,845	10,830,485	21,452	-	-	421,999	0.0%
Total	19,973,938	485,940,363	497,344,902	92,905	1	(1)	8,569,399

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	11,730,594	5,712,696	5,695,256	322,642
Consumer Discretionary	19,248,222	11,632,350	7,590,670	25,202
Consumer Staples	10,362,223	10,346,042	-	16,181
Energy	7,958,931	7,159,668	751,435	47,828
Financials	34,375,251	22,910,346	10,263,193	1,201,712
Health Care	6,192,726	5,448,602	636,825	107,299
Industrials	8,736,079	8,480,309	255,770	-
Information Technology	30,710,691	19,787,809	10,298,017	624,865
Materials	14,216,312	11,352,699	2,861,637	1,976
Real Estate	2,107,491	1,963,528	142,824	1,139
Utilities	5,273,359	5,273,359	-	-

Corporate Bonds	37,739,789	-	37,739,789	-

Government Obligations	51,727,102	-	51,727,102	-

Preferred Securities	2,725,674	-	2,725,674	-

Money Market Funds	8,569,399	8,569,399	-	-
Total Investments in Securities:	251,673,843	118,636,807	130,688,192	2,348,844

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Communication Services
Beginning Balance	$-
Net Realized Gain (Loss) on Investment Securities	(414,845)
Net Unrealized Gain (Loss) on Investment Securities	(6,259,138)
Cost of Purchases	2,232,622
Proceeds of Sales	(1,093,696)
Amortization/Accretion	-
Transfers into Level 3	5,857,699
Transfers out of Level 3	-
Ending Balance	$322,642
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(6,259,138)
Energy
Beginning Balance	$-
Net Realized Gain (Loss) on Investment Securities	302,049
Net Unrealized Gain (Loss) on Investment Securities	(8,075,007)
Cost of Purchases	1,666,531
Proceeds of Sales	(3,059,132)
Amortization/Accretion	-
Transfers into Level 3	9,213,387
Transfers out of Level 3	-
Ending Balance	$47,828
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(8,075,007)
Financials
Beginning Balance	$1,138,255
Net Realized Gain (Loss) on Investment Securities	355,832
Net Unrealized Gain (Loss) on Investment Securities	(12,754,046)
Cost of Purchases	1,773,535
Proceeds of Sales	(1,287,307)
Amortization/Accretion	-
Transfers into Level 3	11,975,443
Transfers out of Level 3	-
Ending Balance	$1,201,712
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(12,754,046)
Other Investments in Securities
Beginning Balance	$902,694
Net Realized Gain (Loss) on Investment Securities	(409,482)
Net Unrealized Gain (Loss) on Investment Securities	(4,754,480)
Cost of Purchases	2,817,684
Proceeds of Sales	(407,693)
Amortization/Accretion	-
Transfers into Level 3	2,627,939
Transfers out of Level 3	-
Ending Balance	$776,662
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(4,754,480)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Fidelity® Total Emerging Markets Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $401,799) - See accompanying schedule:
Unaffiliated issuers (cost $293,211,211)	$243,104,444
Fidelity Central Funds (cost $8,569,102)	8,569,399

Total Investment in Securities (cost $301,780,313)		$251,673,843
Foreign currency held at value (cost $611,139)		553,877
Receivable for investments sold		4,955,992
Receivable for fund shares sold		77,758
Dividends receivable		178,670
Interest receivable		1,676,216
Distributions receivable from Fidelity Central Funds		23,753
Prepaid expenses		510
Other receivables		88,673
Total assets		259,229,292
Liabilities
Payable to custodian bank	2,775,562
Payable for investments purchased	2,366,343
Payable for fund shares redeemed	753,134
Accrued management fee	173,633
Distribution and service plan fees payable	20,304
Other affiliated payables	56,042
Deferred taxes	303,184
Other payables and accrued expenses	100,307
Collateral on securities loaned	421,999
Total Liabilities		6,970,508
Net Assets		$252,258,784
Net Assets consist of:
Paid in capital		$328,542,838
Total accumulated earnings (loss)		(76,284,054)
Net Assets		$252,258,784

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($28,301,786 ÷ 2,804,554 shares) (a)		$10.09
Maximum offering price per share (100/94.25 of $10.09)		$10.71
Class M :
Net Asset Value and redemption price per share ($6,237,455 ÷ 619,338 shares) (a)		$10.07
Maximum offering price per share (100/96.50 of $10.07)		$10.44
Class C :
Net Asset Value and offering price per share ($13,468,679 ÷ 1,347,535 shares) (a)		$10.00
Total Emerging Markets :
Net Asset Value , offering price and redemption price per share ($91,614,588 ÷ 9,054,255 shares)		$10.12
Class I :
Net Asset Value , offering price and redemption price per share ($98,727,161 ÷ 9,765,144 shares)		$10.11
Class Z :
Net Asset Value , offering price and redemption price per share ($13,909,115 ÷ 1,378,604 shares)		$10.09
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$9,181,507
Interest		7,774,089
Income from Fidelity Central Funds (including $21,452 from security lending)		92,905
Income before foreign taxes withheld		17,048,501
Less foreign taxes withheld		(965,348)
Total Income		16,083,153
Expenses
Management fee	$3,480,344
Transfer agent fees	755,078
Distribution and service plan fees	335,368
Accounting fees	222,687
Custodian fees and expenses	248,851
Independent trustees' fees and expenses	1,630
Registration fees	127,869
Audit	89,200
Legal	5,103
Interest	4,237
Miscellaneous	2,399
Total expenses before reductions	5,272,766
Expense reductions	(14,816)
Total expenses after reductions		5,257,950
Net Investment income (loss)		10,825,203
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $524,689)	(12,668,742)
Fidelity Central Funds	1
Foreign currency transactions	(261,678)
Futures contracts	289,870
Total net realized gain (loss)		(12,640,549)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,074,830)	(173,045,352)
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	(30,778)
Futures contracts	72,291
Total change in net unrealized appreciation (depreciation)		(173,003,840)
Net gain (loss)		(185,644,389)
Net increase (decrease) in net assets resulting from operations		$(174,819,186)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,825,203	$9,421,013
Net realized gain (loss)	(12,640,549)	41,853,240
Change in net unrealized appreciation (depreciation)	(173,003,840)	30,550,736
Net increase (decrease) in net assets resulting from operations	(174,819,186)	81,824,989
Distributions to shareholders	(11,768,448)	(7,490,574)
Share transactions - net increase (decrease)	(182,422,186)	(20,710,210)
Total increase (decrease) in net assets	(369,009,820)	53,624,205

Net Assets
Beginning of period	621,268,604	567,644,399
End of period	$252,258,784	$621,268,604

Financial Highlights
Fidelity Advisor® Total Emerging Markets Fund Class A

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$15.26	$13.55	$12.80	$11.53	$13.56
Income from Investment Operations
Net investment income (loss) A,B	.28	.20	.19	.37 C	.25
Net realized and unrealized gain (loss)	(5.19)	1.67	.89	1.14	(1.94)
Total from investment operations	(4.91)	1.87	1.08	1.51	(1.69)
Distributions from net investment income	(.26)	(.16)	(.33)	(.24)	(.16)
Distributions from net realized gain	-	-	-	-	(.19)
Total distributions	(.26)	(.16)	(.33)	(.24)	(.34) D
Redemption fees added to paid in capital A	-	-	-	-	- E
Net asset value, end of period	$10.09	$15.26	$13.55	$12.80	$11.53
Total Return F,G	(32.69)%	13.78%	8.54%	13.38%	(12.77)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.39%	1.36%	1.40%	1.39%	1.40%
Expenses net of fee waivers, if any	1.39%	1.36%	1.39%	1.39%	1.40%
Expenses net of all reductions	1.39%	1.36%	1.37%	1.39%	1.37%
Net investment income (loss)	2.21%	1.26%	1.49%	3.02% C	1.92%
Supplemental Data
Net assets, end of period (000 omitted)	$28,302	$46,981	$37,022	$39,958	$34,617
Portfolio turnover rate J	67%	58%	58%	75%	94%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.37%.

D Total distributions per share do not sum due to rounding.

E Amount represents less than $.005 per share.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the sales charges.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Total Emerging Markets Fund Class M

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$15.23	$13.52	$12.78	$11.51	$13.55
Income from Investment Operations
Net investment income (loss) A,B	.24	.15	.15	.33 C	.21
Net realized and unrealized gain (loss)	(5.19)	1.67	.88	1.15	(1.93)
Total from investment operations	(4.95)	1.82	1.03	1.48	(1.72)
Distributions from net investment income	(.21)	(.11)	(.29)	(.21)	(.13)
Distributions from net realized gain	-	-	-	-	(.19)
Total distributions	(.21)	(.11)	(.29)	(.21)	(.32)
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$10.07	$15.23	$13.52	$12.78	$11.51
Total Return E,F	(32.92)%	13.47%	8.16%	13.05%	(13.03)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.69%	1.66%	1.71%	1.72%	1.74%
Expenses net of fee waivers, if any	1.69%	1.66%	1.71%	1.71%	1.74%
Expenses net of all reductions	1.69%	1.66%	1.69%	1.71%	1.71%
Net investment income (loss)	1.90%	.96%	1.17%	2.69% C	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$6,237	$9,530	$7,885	$8,841	$8,519
Portfolio turnover rate I	67%	58%	58%	75%	94%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.04%.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Total Emerging Markets Fund Class C

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$15.09	$13.41	$12.66	$11.40	$13.45
Income from Investment Operations
Net investment income (loss) A,B	.18	.08	.09	.28 C	.15
Net realized and unrealized gain (loss)	(5.15)	1.65	.89	1.13	(1.92)
Total from investment operations	(4.97)	1.73	.98	1.41	(1.77)
Distributions from net investment income	(.12)	(.05)	(.23)	(.15)	(.09)
Distributions from net realized gain	-	-	-	-	(.19)
Total distributions	(.12)	(.05)	(.23)	(.15)	(.28)
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$10.00	$15.09	$13.41	$12.66	$11.40
Total Return E,F	(33.17)%	12.89%	7.83%	12.54%	(13.45)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	2.14%	2.11%	2.14%	2.14%	2.14%
Expenses net of fee waivers, if any	2.13%	2.11%	2.14%	2.14%	2.14%
Expenses net of all reductions	2.13%	2.11%	2.12%	2.13%	2.12%
Net investment income (loss)	1.46%	.51%	.74%	2.27% C	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$13,469	$27,673	$28,884	$35,545	$37,191
Portfolio turnover rate I	67%	58%	58%	75%	94%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.62%.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the contingent deferred sales charge.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Total Emerging Markets Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$15.31	$13.59	$12.84	$11.56	$13.58
Income from Investment Operations
Net investment income (loss) A,B	.32	.24	.22	.40 C	.29
Net realized and unrealized gain (loss)	(5.21)	1.67	.90	1.16	(1.95)
Total from investment operations	(4.89)	1.91	1.12	1.56	(1.66)
Distributions from net investment income	(.30)	(.19)	(.37)	(.28)	(.17)
Distributions from net realized gain	-	-	-	-	(.19)
Total distributions	(.30)	(.19)	(.37)	(.28)	(.36)
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$10.12	$15.31	$13.59	$12.84	$11.56
Total Return E	(32.52)%	14.06%	8.79%	13.80%	(12.56)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.12%	1.11%	1.16%	1.14%	1.13%
Expenses net of fee waivers, if any	1.11%	1.11%	1.15%	1.14%	1.13%
Expenses net of all reductions	1.11%	1.11%	1.14%	1.14%	1.11%
Net investment income (loss)	2.48%	1.51%	1.73%	3.27% C	2.19%
Supplemental Data
Net assets, end of period (000 omitted)	$91,615	$259,331	$205,009	$199,708	$190,025
Portfolio turnover rate H	67%	58%	58%	75%	94%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.62%.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Total Emerging Markets Fund Class I

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$15.29	$13.57	$12.82	$11.55	$13.58
Income from Investment Operations
Net investment income (loss) A,B	.32	.24	.22	.41 C	.29
Net realized and unrealized gain (loss)	(5.20)	1.67	.90	1.14	(1.95)
Total from investment operations	(4.88)	1.91	1.12	1.55	(1.66)
Distributions from net investment income	(.30)	(.19)	(.37)	(.28)	(.19)
Distributions from net realized gain	-	-	-	-	(.19)
Total distributions	(.30)	(.19)	(.37)	(.28)	(.37) D
Redemption fees added to paid in capital A	-	-	-	-	- E
Net asset value, end of period	$10.11	$15.29	$13.57	$12.82	$11.55
Total Return F	(32.50)%	14.10%	8.85%	13.77%	(12.56)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.10%	1.09%	1.11%	1.11%	1.12%
Expenses net of fee waivers, if any	1.10%	1.08%	1.10%	1.10%	1.12%
Expenses net of all reductions	1.10%	1.08%	1.09%	1.10%	1.10%
Net investment income (loss)	2.49%	1.54%	1.78%	3.30% C	2.20%
Supplemental Data
Net assets, end of period (000 omitted)	$98,727	$209,635	$232,450	$372,286	$341,720
Portfolio turnover rate I	67%	58%	58%	75%	94%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.65%.

D Total distributions per share do not sum due to rounding.

E Amount represents less than $.005 per share.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Total Emerging Markets Fund Class Z

Years ended October 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$15.26	$13.55	$12.80	$11.55	$12.17
Income from Investment Operations
Net investment income (loss) B,C	.34	.26	.24	.43 D	.01
Net realized and unrealized gain (loss)	(5.19)	1.66	.90	1.13	(.63)
Total from investment operations	(4.85)	1.92	1.14	1.56	(.62)
Distributions from net investment income	(.32)	(.21)	(.39)	(.31)	-
Total distributions	(.32)	(.21)	(.39)	(.31)	-
Net asset value, end of period	$10.09	$15.26	$13.55	$12.80	$11.55
Total Return E,F	(32.40)%	14.21%	9.03%	13.85%	(5.09)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.97%	.96%	.98%	.98%	1.07% I
Expenses net of fee waivers, if any	.97%	.96%	.98%	.97%	1.04% I
Expenses net of all reductions	.97%	.96%	.96%	.97%	1.02% I
Net investment income (loss)	2.62%	1.66%	1.91%	3.43% D	1.51% I
Supplemental Data
Net assets, end of period (000 omitted)	$13,909	$68,119	$56,395	$61,175	$1,603
Portfolio turnover rate J	67%	58%	58%	75%	94%

A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.79%.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Total Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Total Emerging Markets, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3.Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$33,850,495
Gross unrealized depreciation	(86,292,320)
Net unrealized appreciation (depreciation)	$(52,441,825)
Tax Cost	$304,115,668

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,559,373
Capital loss carryforward	$(29,016,054)
Net unrealized appreciation (depreciation) on securities and other investments	$(52,524,188)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(29,016,054)
Long-term	-
Total capital loss carryforward	$(29,016,054)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$11,768,448	$7,490,574

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Total Emerging Markets Fund	287,761,208	456,188,153
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .78% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$93,509	$1,200
Class M	.25%	.25%	38,760	30
Class C	.75%	.25%	203,099	15,139
			$335,368	$16,369

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$15,715
Class M	1,721
Class C A	123
$17,559

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$76,531.20
Class M	20,159.26
Class C	40,872.20
Total Emerging Markets	344,796.18
Class I	255,850.17
Class Z	16,870.04
	$755,078

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Total Emerging Markets Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Total Emerging Markets Fund	$1,823

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Total Emerging Markets Fund	Borrower	$5,421,500.66%		$3,772

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Total Emerging Markets Fund	4,580,169	34,971,561	(4,324,193)
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Total Emerging Markets Fund	$823
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Total Emerging Markets Fund	$2,272	$-	$-
9. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Total Emerging Markets Fund	$3,426,250	1.22%	$465
10. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $14,816.
11. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Total Emerging Markets Fund
Distributions to shareholders
Class A	$783,324	$422,903
Class M	128,984	63,392
Class C	226,893	106,573
Total Emerging Markets	5,176,420	2,785,749
Class I	4,027,359	3,208,654
Class Z	1,425,468	903,303
Total	$11,768,448	$7,490,574
12. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Total Emerging Markets Fund
Class A
Shares sold	539,278	834,490	$6,972,605	$13,192,973
Reinvestment of distributions	54,325	27,836	781,197	420,606
Shares redeemed	(867,088)	(515,577)	(10,923,910)	(8,058,282)
Net increase (decrease)	(273,485)	346,749	$(3,170,108)	$5,555,297
Class M
Shares sold	68,332	121,390	$870,856	$1,929,827
Reinvestment of distributions	8,958	4,191	128,908	63,329
Shares redeemed	(83,685)	(82,865)	(1,103,957)	(1,301,485)
Net increase (decrease)	(6,395)	42,716	$(104,193)	$691,671
Class C
Shares sold	172,996	359,452	$2,372,908	$5,590,331
Reinvestment of distributions	15,806	7,086	226,656	106,573
Shares redeemed	(675,110)	(687,261)	(8,531,245)	(10,684,440)
Net increase (decrease)	(486,308)	(320,723)	$(5,931,681)	$(4,987,536)
Total Emerging Markets
Shares sold	20,327,420	10,790,055	$276,182,533	$167,466,754
Reinvestment of distributions	196,824	142,523	2,832,302	2,154,942
Shares redeemed	(28,410,344)	(9,079,050)	(367,959,039)	(141,937,844)
Net increase (decrease)	(7,886,100)	1,853,528	$(88,944,204)	$27,683,852
Class I
Shares sold	1,916,908	4,228,136	$ 24,629,924	$67,215,923
Reinvestment of distributions	276,622	209,572	3,975,058	3,164,533
Shares redeemed	(6,138,529)	(7,854,786)	(76,056,229)	(124,620,710)
Net increase (decrease)	(3,944,999)	(3,417,078)	$(47,451,247)	$(54,240,254)
Class Z
Shares sold	486,703	1,815,321	$6,448,746	$28,671,066
Reinvestment of distributions	72,407	42,495	1,036,865	639,553
Shares redeemed	(3,644,178)	(1,556,785)	(44,306,364)	(24,723,859)
Net increase (decrease)	(3,085,068)	301,031	$(36,820,753)	$4,586,760
13. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
14. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Markets Discovery Fund and Fidelity Total Emerging Markets Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Emerging Markets Discovery Fund and Fidelity Total Emerging Markets Fund (two of the funds constituting Fidelity Investment Trust, hereafter collectively referred to as the "Funds") as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2022
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022
Fidelity® Emerging Markets Discovery Fund
Class A	1.44%
Actual		$ 1,000	$ 895.80	$ 6.88
Hypothetical- B		$ 1,000	$ 1,017.95	$ 7.32
Class M	1.70%
Actual		$ 1,000	$ 894.80	$ 8.12
Hypothetical- B		$ 1,000	$ 1,016.64	$ 8.64
Class C	2.19%
Actual		$ 1,000	$ 892.00	$ 10.44
Hypothetical- B		$ 1,000	$ 1,014.17	$ 11.12
Fidelity® Emerging Markets Discovery Fund	1.15%
Actual		$ 1,000	$ 897.00	$ 5.50
Hypothetical- B		$ 1,000	$ 1,019.41	$ 5.85
Class I	1.16%
Actual		$ 1,000	$ 897.40	$ 5.55
Hypothetical- B		$ 1,000	$ 1,019.36	$ 5.90
Class Z	1.00%
Actual		$ 1,000	$ 897.80	$ 4.78
Hypothetical- B		$ 1,000	$ 1,020.16	$ 5.09
Fidelity® Total Emerging Markets Fund
Class A	1.40%
Actual		$ 1,000	$ 838.70	$ 6.49
Hypothetical- B		$ 1,000	$ 1,018.15	$ 7.12
Class M	1.71%
Actual		$ 1,000	$ 837.80	$ 7.92
Hypothetical- B		$ 1,000	$ 1,016.59	$ 8.69
Class C	2.15%
Actual		$ 1,000	$ 836.10	$ 9.95
Hypothetical- B		$ 1,000	$ 1,014.37	$ 10.92
Fidelity® Total Emerging Markets Fund	1.14%
Actual		$ 1,000	$ 840.50	$ 5.29
Hypothetical- B		$ 1,000	$ 1,019.46	$ 5.80
Class I	1.11%
Actual		$ 1,000	$ 840.40	$ 5.15
Hypothetical- B		$ 1,000	$ 1,019.61	$ 5.65
Class Z	.98%
Actual		$ 1,000	$ 840.80	$ 4.55
Hypothetical- B		$ 1,000	$ 1,020.27	$ 4.99

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	Class A	Class M	Class C	Retail Class	Class I	Class Z
Fidelity Emerging Markets Discovery Fund
December 2021	0%	0%	0%	0%	0%	0%
Fidelity Total Emerging Markets Fund
December 2021	0%	0%	1%	0%	0%	0%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:
	Class A	Class M	Class C	Retail Class	Class I	Class Z
Fidelity Emerging Markets Discovery Fund
December 2021	67%	76%	100%	60%	60%	57%
Fidelity Total Emerging Markets Fund
December 2021	69%	83%	100%	60%	60%	57%

The funds hereby designate the amounts noted below as distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Total Emerging Markets Fund	$2,572,860
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
	Pay Date	Income	Taxes
Fidelity Emerging Markets Discovery Fund
Class A	12/06/21	$0.4054	$0.0404
Class M	12/06/21	$0.3584	$0.0404
Class C	12/06/21	$0.2374	$0.0404
Emerging Markets Discovery	12/06/21	$0.4554	$0.0404
Class I	12/06/21	$0.4514	$0.0404
Class Z	12/06/21	$0.4794	$0.0404
Fidelity Total Emerging Markets Fund
Class A	12/06/21	$0.2886	$0.0306
Class M	12/06/21	$0.2406	$0.0306
Class C	12/06/21	$0.1526	$0.0306
Total Emerging Markets	12/06/21	$0.3316	$0.0306
Class I	12/06/21	$0.3296	$0.0306
Class Z	12/06/21	$0.3516	$0.0306

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Discovery Fund
Fidelity Total Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and the total expense ratio of a representative class (retail class) of each fund; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance . The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that the Fidelity Total Emerging Markets Fund had portfolio manager changes in June 2019, July 2019, December 2019, June 2020, September 2020, October 2020, December 2020, and February 2021 and January 2022 and the Fidelity Emerging Markets Discovery Fund had portfolio manager changes in September 2020, December 2020, January 2021 and September 2021. The Board will continue to monitor closely each fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index) and, for Fidelity Emerging Markets Discovery Fund, an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index and, in the case of Fidelity Emerging Markets Discovery Fund, peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. For Emerging Markets Discovery Fund, returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts. For Fidelity Total Emerging Markets Fund, a peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Emerging Markets Discovery Fund

Fidelity Total Emerging Markets Fund
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Emerging Markets Discovery Fund
Fidelity Total Emerging Markets Fund
The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the total expense ratio of the representative class (retail class) of each fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. Each fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class of each fund ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of Fidelity Emerging Markets Discovery Fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.60%, 1.85%, 2.35%, 1.35%, 1.20%, and 1.35% through February 28, 2023.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of Fidelity Total Emerging Markets Fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.55%, 1.80%, 2.30%, 1.30%, 1.15%, and 1.30% through February 28, 2023.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that each fund's Advisory Contracts should be renewed.

1.931237.110
EMD-TEK-ANN-1222
Fidelity® Sustainable International Equity Fund

Annual Report
October 31, 2022
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average annual total returns for Fidelity Advisor® Sustainable International Equity Fund will be reported once the fund is a year old.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Sustainable International Equity Fund, a class of the fund, on February 10, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

10,000
9,500
9,000
8,500
8,000
7,500
$6,900
2022

Period Ending Values

$7,210 Fidelity® Sustainable International Equity Fund

$7,820 MSCI EAFE Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).

Comments from Co-Portfolio Managers William Kennedy and Niamh Brodie-Machura:
From inception on February 10, 2022, through October 31, 2022, the fund's share classes returned roughly -28%, lagging the -23.31% result of the MSCI EAFE ESG Leaders Index. By region, stock picks in Europe ex U.K and Japan detracted most from the fund's result versus the index this period. By sector, security selection among health care, financials and industrials stocks notably hindered performance versus the ESG index. A non-index stake in Taiwan Semiconductor Manufacturing (-48%) was the portfolio's largest individual relative detractor. Not owning Denmark-based pharmaceuticals company Novo-Nordisk (+4%) also hindered relative performance. Underweighted exposure to France-based bank Société Générale (-43%) and an overweighting in Japan-based consumer electronics company Sony (-39%), a top-10 holding on October 31, proved detrimental as well. Taiwan Semiconductor and Société Générale were no longer held at period end. Conversely, the fund's position in cash aided relative performance in a down market. Regionally, non-index allocations to the U.S. and Canada added the most value during the period. Security selection in the consumer discretionary and utilities sectors also helped. The biggest individual relative contributors were HDFC Bank in India (-6%) and Switzerland-based food and beverage company Nestlé (-13%), both of which were among the portfolio's largest positions on October 31 and not components of the ESG index. Avoiding Germany-headquartered sports apparel company Adidas, which returned about -64% this period, also boosted relative performance. The fund ended the period with a notable overweighting in the information technology sector, along with underweightings in energy and communication services. By geography, the fund had out-of-index exposure to emerging markets, an overweighting in Europe Ex U.K., and sizable underweightings in the Asia Pacific Ex Japan region - notably Australia - as well as Japan at the end of October.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	4.0
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	3.9
Nestle SA (Reg. S) (Switzerland, Food Products)	3.9
ORIX Corp. (Japan, Diversified Financial Services)	3.2
Sony Group Corp. (Japan, Household Durables)	3.2
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.4
AIA Group Ltd. (Hong Kong, Insurance)	2.3
HDFC Bank Ltd. sponsored ADR (India, Banks)	2.3
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.2
Hitachi Ltd. (Japan, Industrial Conglomerates)	2.1
29.5

Market Sectors (% of Fund's net assets)

Financials	19.1
Health Care	15.4
Industrials	12.6
Information Technology	11.8
Consumer Staples	11.1
Consumer Discretionary	10.2
Materials	7.1
Utilities	4.4
Communication Services	2.4
Energy	1.6
Real Estate	0.7

Asset Allocation (% of Fund's net assets)

Foreign investments - 96.2%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 96.4%
	Shares	Value ($)
Australia - 0.8%
Bapcor Ltd.	9,361	39,639
Austria - 1.9%
Verbund AG	849	66,493
Wienerberger AG	1,062	24,286
TOTAL AUSTRIA		90,779
Bailiwick of Jersey - 0.3%
Experian PLC	1	32
Ferguson PLC	139	15,159
TOTAL BAILIWICK OF JERSEY		15,191
Belgium - 1.7%
KBC Group NV	410	20,547
UCB SA	819	61,772
TOTAL BELGIUM		82,319
Canada - 2.1%
Nutrien Ltd.	741	62,610
The Toronto-Dominion Bank	632	40,448
TOTAL CANADA		103,058
Denmark - 1.1%
ORSTED A/S (a)	664	54,784
Finland - 1.6%
Neste OYJ	1,767	77,428
France - 10.7%
Air Liquide SA	393	51,410
AXA SA	3,328	82,185
BNP Paribas SA	1,283	60,165
Capgemini SA	343	56,215
Edenred SA	477	24,494
L'Oreal SA	86	27,004
LVMH Moet Hennessy Louis Vuitton SE	186	117,365
Pernod Ricard SA	435	76,391
Worldline SA (a)(b)	484	21,125
TOTAL FRANCE		516,354
Germany - 10.8%
Brenntag SE	482	29,246
Deutsche Borse AG	419	68,138
Deutsche Post AG	1,696	59,953
Linde PLC	278	83,148
Merck KGaA	614	100,061
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	172	45,404
Puma AG	432	19,130
SAP SE	230	22,138
Siemens AG	868	94,793
TOTAL GERMANY		522,011
Hong Kong - 4.0%
AIA Group Ltd.	14,824	112,289
Chervon Holdings Ltd.	5,837	19,668
Hang Seng Bank Ltd.	4,291	60,408
TOTAL HONG KONG		192,365
India - 2.3%
HDFC Bank Ltd. sponsored ADR	1,739	108,357
Ireland - 2.2%
CRH PLC	1,394	50,076
Dalata Hotel Group PLC (b)	13,246	42,478
Kerry Group PLC Class A	134	11,653
TOTAL IRELAND		104,207
Italy - 0.6%
Carel Industries SpA (a)	1,347	29,352
Japan - 16.9%
FUJIFILM Holdings Corp.	1,715	78,648
Fujitsu Ltd.	327	37,624
Hitachi Ltd.	2,227	101,244
Hoya Corp.	1,007	93,965
Itochu Corp.	3,170	82,056
Nomura Research Institute Ltd.	1,487	33,051
ORIX Corp.	10,576	155,409
Persol Holdings Co. Ltd.	2,615	52,513
Sony Group Corp.	2,265	152,740
TIS, Inc.	883	23,842
TOTAL JAPAN		811,092
Kenya - 0.6%
Safaricom Ltd.	135,294	27,984
Netherlands - 4.5%
ASML Holding NV (Netherlands)	224	105,076
Heineken NV (Bearer)	586	48,993
Koninklijke KPN NV	22,640	63,326
TOTAL NETHERLANDS		217,395
New Zealand - 1.9%
EBOS Group Ltd.	3,120	68,024
Ryman Healthcare Ltd.	4,975	24,239
TOTAL NEW ZEALAND		92,263
Norway - 1.6%
DNB Bank ASA	3,959	70,022
Schibsted ASA (A Shares)	612	9,425
TOTAL NORWAY		79,447
Singapore - 0.9%
United Overseas Bank Ltd.	2,103	41,240
Spain - 3.6%
Amadeus IT Holding SA Class A (b)	1,327	69,210
Cellnex Telecom SA (a)	458	14,990
EDP Renovaveis SA	1,602	33,737
Iberdrola SA	5,488	55,809
TOTAL SPAIN		173,746
Sweden - 3.5%
Boliden AB	2,537	73,896
Instalco AB	3,014	12,070
Investor AB (B Shares)	1,516	24,764
Lagercrantz Group AB (B Shares)	1,618	13,885
Nibe Industrier AB (B Shares)	5,519	44,037
TOTAL SWEDEN		168,652
Switzerland - 8.3%
Nestle SA (Reg. S)	1,708	185,931
Roche Holding AG (participation certificate)	585	194,104
SGS SA (Reg.)	9	19,841
TOTAL SWITZERLAND		399,876
Taiwan - 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	5,901	70,874
United Kingdom - 12.8%
AstraZeneca PLC (United Kingdom)	1,587	186,206
Beazley PLC	4,090	29,292
Big Yellow Group PLC	1,224	15,805
Bunzl PLC	798	25,999
Compass Group PLC	4,768	100,423
Dechra Pharmaceuticals PLC	377	11,327
Diageo PLC	2,116	87,079
Grainger Trust PLC	7,402	19,269
Impax Asset Management Group PLC	1,363	10,473
Reckitt Benckiser Group PLC	1,388	92,113
Renewi PLC (b)	2,075	12,588
Smart Metering Systems PLC	2,900	24,344
TOTAL UNITED KINGDOM		614,918
United States of America - 0.2%
Mobileye Global, Inc. (b)	300	7,914
TOTAL COMMON STOCKS (Cost $5,302,197)		4,641,245

Money Market Funds - 4.7%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (c) (Cost $225,629)	225,584	225,629

TOTAL INVESTMENT IN SECURITIES - 101.1% (Cost $5,527,826)	4,866,874
NET OTHER ASSETS (LIABILITIES) - (1.1)%	(54,943)
NET ASSETS - 100.0%	4,811,931

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $120,251 or 2.5% of net assets.

(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	-	5,441,117	5,215,488	2,079	-	-	225,629	0.0%
Total	-	5,441,117	5,215,488	2,079	-	-	225,629

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	115,725	37,409	78,316	-
Consumer Discretionary	491,443	120,915	370,528	-
Consumer Staples	529,164	137,037	392,127	-
Energy	77,428	77,428	-	-
Financials	929,141	409,983	519,158	-
Health Care	739,698	259,327	480,371	-
Industrials	603,227	399,362	203,865	-
Information Technology	564,096	181,834	382,262	-
Materials	345,426	243,940	101,486	-
Real Estate	35,074	35,074	-	-
Utilities	210,823	100,230	110,593	-

Money Market Funds	225,629	225,629	-	-
Total Investments in Securities:	4,866,874	2,228,168	2,638,706	-
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $5,302,197)	$4,641,245
Fidelity Central Funds (cost $225,629)	225,629

Total Investment in Securities (cost $5,527,826)		$4,866,874
Cash		580
Foreign currency held at value (cost $283)		283
Receivable for investments sold		2
Receivable for fund shares sold		29,227
Dividends receivable		7,739
Distributions receivable from Fidelity Central Funds		867
Prepaid expenses		27,278
Receivable from investment adviser for expense reductions		16,348
Other receivables		6
Total assets		4,949,204
Liabilities
Payable for investments purchased	$80,203
Payable for fund shares redeemed	23
Accrued management fee	2,382
Distribution and service plan fees payable	258
Other affiliated payables	781
Audit fee payable	45,984
Custody fee payable	7,487
Other payables and accrued expenses	155
Total Liabilities		137,273
Net Assets		$4,811,931
Net Assets consist of:
Paid in capital		$5,738,435
Total accumulated earnings (loss)		(926,504)
Net Assets		$4,811,931

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($184,578 ÷ 25,633 shares) (a)		$7.20
Maximum offering price per share (100/94.25 of $7.20)		$7.64
Class M :
Net Asset Value and redemption price per share ($179,670 ÷ 25,000 shares) (a)		$7.19
Maximum offering price per share (100/96.50 of $7.19)		$7.45
Class C :
Net Asset Value and offering price per share ($179,018 ÷ 25,000 shares) (a)		$7.16
Fidelity Sustainable International Equity Fund :
Net Asset Value , offering price and redemption price per share ($3,907,806 ÷ 541,692 shares)		$7.21
Class I :
Net Asset Value , offering price and redemption price per share ($180,347 ÷ 25,000 shares)		$7.21
Class Z :
Net Asset Value , offering price and redemption price per share ($180,512 ÷ 25,000 shares)		$7.22
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		For the period February 10, 2022 (commencement of operations) through October 31, 2022
Investment Income
Dividends		$58,005
Non-Cash dividends		2,786
Income from Fidelity Central Funds		2,079
Income before foreign taxes withheld		62,870
Less foreign taxes withheld		(8,225)
Total Income		54,645
Expenses
Management fee	$15,013
Transfer agent fees	3,903
Distribution and service plan fees	2,567
Accounting fees and expenses	1,120
Custodian fees and expenses	19,583
Independent trustees' fees and expenses	7
Registration fees	93,127
Audit	49,019
Legal	1
Miscellaneous	159
Total expenses before reductions	184,499
Expense reductions	(159,516)
Total expenses after reductions		24,983
Net Investment income (loss)		29,662
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(291,907)
Foreign currency transactions	(3,255)
Total net realized gain (loss)		(295,162)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(660,952)
Assets and liabilities in foreign currencies	(145)
Total change in net unrealized appreciation (depreciation)		(661,097)
Net gain (loss)		(956,259)
Net increase (decrease) in net assets resulting from operations		$(926,597)
Statement of Changes in Net Assets

For the period February 10, 2022 (commencement of operations) through October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$29,662
Net realized gain (loss)	(295,162)
Change in net unrealized appreciation (depreciation)	(661,097)
Net increase (decrease) in net assets resulting from operations	(926,597)
Share transactions - net increase (decrease)	5,738,528
Total increase (decrease) in net assets	4,811,931

Net Assets
Beginning of period	-
End of period	$4,811,931

Financial Highlights
Fidelity Advisor® Sustainable International Equity Fund Class A

Years ended October 31,	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.07
Net realized and unrealized gain (loss)	(2.87)
Total from investment operations	(2.80)
Net asset value, end of period	$7.20
Total Return D,E,F	(28.00)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	7.77% I,J
Expenses net of fee waivers, if any	1.30% J
Expenses net of all reductions	1.28% J
Net investment income (loss)	1.18% J
Supplemental Data
Net assets, end of period (000 omitted)	$185
Portfolio turnover rate K	43% J

A For the period February 10, 2022 (commencement of operations) through October 31, 2022

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Audit fees are not annualized.

J Annualized

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Sustainable International Equity Fund Class M

Years ended October 31,	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.05
Net realized and unrealized gain (loss)	(2.86)
Total from investment operations	(2.81)
Net asset value, end of period	$7.19
Total Return D,E,F	(28.10)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	8.02% I,J
Expenses net of fee waivers, if any	1.55% J
Expenses net of all reductions	1.55% J
Net investment income (loss)	.91% J
Supplemental Data
Net assets, end of period (000 omitted)	$180
Portfolio turnover rate K	43% J

A For the period February 10, 2022 (commencement of operations) through October 31, 2022

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Audit fees are not annualized.

J Annualized

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Sustainable International Equity Fund Class C

Years ended October 31,	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.02
Net realized and unrealized gain (loss)	(2.86)
Total from investment operations	(2.84)
Net asset value, end of period	$7.16
Total Return D,E,F	(28.40)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	8.51% I,J
Expenses net of fee waivers, if any	2.05% J
Expenses net of all reductions	2.05% J
Net investment income (loss)	.41% J
Supplemental Data
Net assets, end of period (000 omitted)	$179
Portfolio turnover rate K	43% J

A For the period February 10, 2022 (commencement of operations) through October 31, 2022

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the contingent deferred sales charge.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Audit fees are not annualized.

J Annualized

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Sustainable International Equity Fund

Years ended October 31,	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.08
Net realized and unrealized gain (loss)	(2.87)
Total from investment operations	(2.79)
Net asset value, end of period	$7.21
Total Return D,E	(27.90)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	7.64% H,I
Expenses net of fee waivers, if any	1.05% I
Expenses net of all reductions	1.01% I
Net investment income (loss)	1.45% I
Supplemental Data
Net assets, end of period (000 omitted)	$3,908
Portfolio turnover rate J	43% I

A For the period February 10, 2022 (commencement of operations) through October 31, 2022

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Audit fees are not annualized.

I Annualized

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Sustainable International Equity Fund Class I

Years ended October 31,	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.08
Net realized and unrealized gain (loss)	(2.87)
Total from investment operations	(2.79)
Net asset value, end of period	$7.21
Total Return D,E	(27.90)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	7.52% H,I
Expenses net of fee waivers, if any	1.05% I
Expenses net of all reductions	1.03% I
Net investment income (loss)	1.43% I
Supplemental Data
Net assets, end of period (000 omitted)	$180
Portfolio turnover rate J	43% I

A For the period February 10, 2022 (commencement of operations) through October 31, 2022

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Audit fees are not annualized.

I Annualized

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Sustainable International Equity Fund Class Z

Years ended October 31,	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.09
Net realized and unrealized gain (loss)	(2.87)
Total from investment operations	(2.78)
Net asset value, end of period	$7.22
Total Return D,E	(27.80)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	7.46% H,I
Expenses net of fee waivers, if any	.90% I
Expenses net of all reductions	.90% I
Net investment income (loss)	1.56% I
Supplemental Data
Net assets, end of period (000 omitted)	$181
Portfolio turnover rate J	43% I

A For the period February 10, 2022 (commencement of operations) through October 31, 2022

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Audit fees are not annualized.

I Annualized

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Sustainable International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Sustainable International Equity Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance depending on whether certain investments are in or out of favor. The criteria related to the Fund's ESG ratings process and/or adherence to its sustainable investing exclusion criteria may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. As a result, the Fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. There are significant differences in interpretations of what it means for an issuer to have positive ESG factors. While the investment adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors' or advisers' views.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$62,252
Gross unrealized depreciation	(781,832)
Net unrealized appreciation (depreciation)	$(719,580)
Tax Cost	$5,586,454

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$28,011
Capital loss carryforward	$(234,791)
Net unrealized appreciation (depreciation) on securities and other investments	$(719,725)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(234,791)

Due to large subscriptions in the period, approximately $145,223 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $74,614 of those capital losses per year to offset capital gains.   Additionally, the Fund is subject to an annual limit on its use of some of its unrealized capital losses to offset capital gains in future periods. If those losses are realized and the limitation prevents the Fund from using any of those losses in a future period, those capital losses will be available to offset capital gains in subsequent periods.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Sustainable International Equity Fund	6,535,131	940,645
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .10% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Sustainable International Equity Fund as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. The Fund's performance adjustment will not take effect until February 28, 2023. Subsequent months will be added until the performance period includes 36 months. For the reporting period, the total annualized management fee rate was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$369	$367
Class M	.25%	.25%	734	734
Class C	.75%	.25%	1,464	1,464
			$2,567	$2,565

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions.   The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares. For the period, there were no sales charge amounts retained by FDC.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets A
Class A	$153.10
Class M	142.10
Class C	142.10
Fidelity Sustainable International Equity Fund	3,256.22
Class I	149.10
Class Z	61.04
	$3,903

A   Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Sustainable International Equity Fund	.05

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Sustainable International Equity Fund	281,039	63,299	(12,497)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Sustainable International Equity Fund	$3
7. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 29, 2024. Some expenses, for example   the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.30%	$11,086
Class M	1.55%	11,015
Class C	2.05%	10,996
Fidelity Sustainable International Equity Fund	1.05%	103,437
Class I	1.05%	11,058
Class Z	.90%	11,180
		$158,772
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $51. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class A	$29
Fidelity Sustainable International Equity Fund	571
Class I	29
$629

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $64.
8. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Dollars
	Year ended October 31, 2022 A	Year ended October 31, 2022 A
Fidelity Sustainable International Equity Fund
Class A
Shares sold	25,690	$255,541
Shares redeemed	(57)	(435)
Net increase (decrease)	25,633	$255,106
Class M
Shares sold	25,000	$ 250,003
Net increase (decrease)	25,000	$250,003
Class C
Shares sold	25,000	$ 250,000
Net increase (decrease)	25,000	$250,000
Fidelity Sustainable International Equity Fund
Shares sold	564,957	$ 4,670,389
Shares redeemed	(23,265)	(187,070)
Net increase (decrease)	541,692	$4,483,319
Class I
Shares sold	25,054	$250,509
Shares redeemed	(54)	(409)
Net increase (decrease)	25,000	$250,100
Class Z
Shares sold	25,000	$ 250,000
Net increase (decrease)	25,000	$250,000

A   For the period February 10, 2022 (commencement of operations) through October 31, 2022.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Sustainable International Equity Fund	30%

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Fidelity Sustainable Multi-Asset Fund
Fidelity Sustainable International Equity Fund	21%

10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Sustainable International Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Sustainable International Equity Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from February 10, 2022 (commencement of operations) through October 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations, the changes in its net assets and the financial highlights for the period from February 10, 2022 (commencement of operations) through October 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 15, 2022
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022
Fidelity® Sustainable International Equity Fund
Class A	1.30%
Actual		$ 1,000	$ 847.10	$ 6.05
Hypothetical- B		$ 1,000	$ 1,018.65	$ 6.61
Class M	1.55%
Actual		$ 1,000	$ 846.90	$ 7.22
Hypothetical- B		$ 1,000	$ 1,017.39	$ 7.88
Class C	2.05%
Actual		$ 1,000	$ 844.30	$ 9.53
Hypothetical- B		$ 1,000	$ 1,014.87	$ 10.41
Fidelity® Sustainable International Equity Fund	1.05%
Actual		$ 1,000	$ 848.20	$ 4.89
Hypothetical- B		$ 1,000	$ 1,019.91	$ 5.35
Class I	1.05%
Actual		$ 1,000	$ 848.20	$ 4.89
Hypothetical- B		$ 1,000	$ 1,019.91	$ 5.35
Class Z	.90%
Actual		$ 1,000	$ 848.40	$ 4.19
Hypothetical- B		$ 1,000	$ 1,020.67	$ 4.58

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.9904429.100
SIC-ANN-1222
Fidelity® SAI Sustainable International Equity Fund

Annual Report
October 31, 2022

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ®   SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average annual total returns for Fidelity SAI Sustainable International Equity Fund will be reported once the fund is a year old.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity SAI Sustainable International Equity Fund, on April 14, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

10,000
9,500
9,000
8,500
8,000
$7,700
2022
Period Ending Values
$8,060 Fidelity SAI Sustainable International Equity Fund
$8,407 MSCI EAFE Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Portfolio Manager John Chow:
From the fund's inception on April 14, 2022, through October 31, 2022, the fund returned -19.40%, trailing the -17.04% result of the MSCI EAFE ESG Leaders Index (Net MA). By region, security selection in Developed Europe ex U.K. - especially Sweden and the Netherlands - notably detracted from performance versus the benchmark. Positioning in Japan and Taiwan weighed on relative performance as well. By sector, stock selection in health care and consumer staples hampered our relative result most, along with an underweighting in energy. An overweighting in Boliden (-42%) detracted more than any other stock versus the benchmark. Non-benchmark exposure to Taiwan Semiconductor Manufacturing (-41%) also weighed on relative performance. Further pressuring the fund's relative result was a lack of exposure to TotalEnergies, a benchmark component that gained about 10%. Conversely, out-of-benchmark exposure to India and stock selection in the U.K. stood out for their positive impact on relative performance. Looking at sectors, security selection in financials and underweighted exposure to materials and real estate added value. Dropping down to the stock level, a non-benchmark stake in HDFC Bank (+5%) contributed more than any other holding to relative performance. Hitachi (-2%), also out of benchmark, bolstered the fund's relative performance this period. Timely ownership of Tokyo Electron (+1%), which we sold before the period ended, also worked in our favor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	4.0
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	3.9
Nestle SA (Reg. S) (Switzerland, Food Products)	3.9
ORIX Corp. (Japan, Diversified Financial Services)	3.3
Sony Group Corp. (Japan, Household Durables)	3.2
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.4
AIA Group Ltd. (Hong Kong, Insurance)	2.3
HDFC Bank Ltd. sponsored ADR (India, Banks)	2.3
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.2
Hitachi Ltd. (Japan, Industrial Conglomerates)	2.1
29.6

Market Sectors (% of Fund's net assets)

Financials	19.6
Health Care	15.4
Industrials	12.7
Information Technology	11.9
Consumer Staples	11.1
Consumer Discretionary	10.2
Materials	7.2
Utilities	4.4
Communication Services	2.4
Energy	1.6
Real Estate	0.7

Asset Allocation (% of Fund's net assets)

Foreign investments - 96.8%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 97.2%
	Shares	Value ($)
Australia - 0.8%
Bapcor Ltd.	4,297	18,196
Austria - 1.9%
Verbund AG	387	30,309
Wienerberger AG	478	10,931
TOTAL AUSTRIA		41,240
Bailiwick of Jersey - 0.3%
Experian PLC	1	32
Ferguson PLC	63	6,871
TOTAL BAILIWICK OF JERSEY		6,903
Belgium - 1.7%
KBC Group NV	183	9,171
UCB SA	375	28,284
TOTAL BELGIUM		37,455
Canada - 2.2%
Nutrien Ltd.	340	28,728
The Toronto-Dominion Bank	290	18,560
TOTAL CANADA		47,288
Denmark - 1.1%
ORSTED A/S (a)	305	25,164
Finland - 1.6%
Neste OYJ	805	35,274
France - 10.8%
Air Liquide SA	180	23,546
AXA SA	1,517	37,462
BNP Paribas SA	588	27,574
Capgemini SA	157	25,731
Edenred SA	217	11,143
L'Oreal SA	39	12,246
LVMH Moet Hennessy Louis Vuitton SE	85	53,635
Pernod Ricard SA	200	35,122
Worldline SA (a)(b)	217	9,471
TOTAL FRANCE		235,930
Germany - 10.9%
Brenntag SE	221	13,409
Deutsche Borse AG	191	31,060
Deutsche Post AG	777	27,467
Linde PLC	127	37,985
Merck KGaA	280	45,630
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	79	20,854
Puma AG	193	8,547
SAP SE	103	9,914
Siemens AG	396	43,247
TOTAL GERMANY		238,113
Hong Kong - 4.0%
AIA Group Ltd.	6,779	51,350
Chervon Holdings Ltd.	2,574	8,673
Hang Seng Bank Ltd.	1,967	27,691
TOTAL HONG KONG		87,714
India - 2.3%
HDFC Bank Ltd. sponsored ADR	794	49,474
Ireland - 2.2%
CRH PLC	640	22,991
Dalata Hotel Group PLC (b)	6,080	19,498
Kerry Group PLC Class A	62	5,392
TOTAL IRELAND		47,881
Italy - 0.6%
Carel Industries SpA (a)	617	13,445
Japan - 17.0%
FUJIFILM Holdings Corp.	786	36,045
Fujitsu Ltd.	150	17,259
Hitachi Ltd.	1,016	46,190
Hoya Corp.	459	42,830
Itochu Corp.	1,453	37,611
Nomura Research Institute Ltd.	684	15,203
ORIX Corp.	4,833	71,019
Persol Holdings Co. Ltd.	1,196	24,017
Sony Group Corp.	1,035	69,795
TIS, Inc.	402	10,855
TOTAL JAPAN		370,824
Kenya - 0.6%
Safaricom Ltd.	62,176	12,860
Netherlands - 4.6%
ASML Holding NV (Netherlands)	103	48,316
Heineken NV (Bearer)	269	22,490
Koninklijke KPN NV	10,377	29,026
TOTAL NETHERLANDS		99,832
New Zealand - 1.9%
EBOS Group Ltd.	1,430	31,178
Ryman Healthcare Ltd.	2,239	10,909
TOTAL NEW ZEALAND		42,087
Norway - 1.7%
DNB Bank ASA	1,815	32,102
Schibsted ASA (A Shares)	283	4,358
TOTAL NORWAY		36,460
Singapore - 0.9%
United Overseas Bank Ltd.	966	18,943
Spain - 3.6%
Amadeus IT Holding SA Class A (b)	609	31,763
Cellnex Telecom SA (a)	206	6,742
EDP Renovaveis SA	735	15,479
Iberdrola SA	2,516	25,586
TOTAL SPAIN		79,570
Sweden - 3.5%
Boliden AB	1,163	33,875
Instalco AB	1,404	5,622
Investor AB (B Shares)	682	11,141
Lagercrantz Group AB (B Shares)	748	6,419
Nibe Industrier AB (B Shares)	2,534	20,219
TOTAL SWEDEN		77,276
Switzerland - 8.3%
Nestle SA (Reg. S)	781	85,019
Roche Holding AG (participation certificate)	268	88,920
SGS SA (Reg.)	4	8,818
TOTAL SWITZERLAND		182,757
Taiwan - 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,705	32,488
United Kingdom - 12.8%
AstraZeneca PLC (United Kingdom)	725	85,066
Beazley PLC	1,876	13,435
Big Yellow Group PLC	562	7,257
Bunzl PLC	366	11,925
Compass Group PLC	2,175	45,809
Dechra Pharmaceuticals PLC	176	5,288
Diageo PLC	968	39,836
Grainger Trust PLC	3,315	8,630
Impax Asset Management Group PLC	630	4,841
Reckitt Benckiser Group PLC	633	42,008
Renewi PLC (b)	942	5,715
Smart Metering Systems PLC	1,304	10,947
TOTAL UNITED KINGDOM		280,757
United States of America - 0.4%
Mobileye Global, Inc. (b)	300	7,914
TOTAL COMMON STOCKS (Cost $2,446,595)		2,125,845

Money Market Funds - 4.7%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (c) (Cost $102,083)	102,062	102,083

TOTAL INVESTMENT IN SECURITIES - 101.9% (Cost $2,548,678)	2,227,928
NET OTHER ASSETS (LIABILITIES) - (1.9)%	(42,246)
NET ASSETS - 100.0%	2,185,682

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $54,822 or 2.5% of net assets.

(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	-	2,447,606	2,345,523	895	-	-	102,083	0.0%
Total	-	2,447,606	2,345,523	895	-	-	102,083

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	52,986	17,218	35,768	-
Consumer Discretionary	224,153	54,914	169,239	-
Consumer Staples	242,113	63,004	179,109	-
Energy	35,274	35,274	-	-
Financials	424,677	187,413	237,264	-
Health Care	338,105	118,489	219,616	-
Industrials	275,535	182,562	92,973	-
Information Technology	262,521	87,579	174,942	-
Materials	158,056	111,519	46,537	-
Real Estate	15,887	15,887	-	-
Utilities	96,538	45,788	50,750	-

Money Market Funds	102,083	102,083	-	-
Total Investments in Securities:	2,227,928	1,021,730	1,206,198	-
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $2,446,595)	$2,125,845
Fidelity Central Funds (cost $102,083)	102,083

Total Investment in Securities (cost $2,548,678)		$2,227,928
Cash		4,487
Foreign currency held at value (cost $251)		250
Receivable for fund shares sold		5,152
Dividends receivable		3,918
Distributions receivable from Fidelity Central Funds		328
Prepaid expenses		11,369
Receivable from investment adviser for expense reductions		12,026
Total assets		2,265,458
Liabilities
Payable for investments purchased	$35,473
Accrued management fee	1,149
Audit fee payable	37,312
Other payables and accrued expenses	5,842
Total Liabilities		79,776
Net Assets		$2,185,682
Net Assets consist of:
Paid in capital		$2,579,428
Total accumulated earnings (loss)		(393,746)
Net Assets		$2,185,682
Net Asset Value , offering price and redemption price per share ($2,185,682 ÷ 271,254 shares)		$8.06

Statement of Operations
		For the period April 14, 2022 (commencement of operations) through October 31, 2022
Investment Income
Dividends		$26,044
Non-Cash dividends		1,843
Income from Fidelity Central Funds		895
Income before foreign taxes withheld		28,782
Less foreign taxes withheld		(3,589)
Total Income		25,193
Expenses
Management fee	$6,884
Custodian fees and expenses	14,539
Independent trustees' fees and expenses	3
Registration fees	16,088
Audit	38,968
Miscellaneous	29
Total expenses before reductions	76,511
Expense reductions	(69,565)
Total expenses after reductions		6,946
Net Investment income (loss)		18,247
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(89,160)
Foreign currency transactions	(2,065)
Total net realized gain (loss)		(91,225)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(320,750)
Assets and liabilities in foreign currencies	(116)
Total change in net unrealized appreciation (depreciation)		(320,866)
Net gain (loss)		(412,091)
Net increase (decrease) in net assets resulting from operations		$(393,844)
Statement of Changes in Net Assets

For the period April 14, 2022 (commencement of operations) through October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,247
Net realized gain (loss)	(91,225)
Change in net unrealized appreciation (depreciation)	(320,866)
Net increase (decrease) in net assets resulting from operations	(393,844)
Share transactions
Proceeds from sales of shares	2,599,216
Cost of shares redeemed	(19,690)
Net increase (decrease) in net assets resulting from share transactions	2,579,526
Total increase (decrease) in net assets	2,185,682

Net Assets
Beginning of period	-
End of period	$2,185,682

Other Information
Shares
Sold	273,624
Redeemed	(2,370)
Net increase (decrease)	271,254

Financial Highlights
Fidelity SAI Sustainable International Equity Fund

Years ended October 31,	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.08
Net realized and unrealized gain (loss)	(2.02)
Total from investment operations	(1.94)
Net asset value, end of period	$8.06
Total Return D,E	(19.40)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	5.78% H,I
Expenses net of fee waivers, if any	.75% H
Expenses net of all reductions	.68% H
Net investment income (loss)	1.79% H
Supplemental Data
Net assets, end of period (000 omitted)	$2,186
Portfolio turnover rate J	51% H

A For the period April 14, 2022 (commencement of operations) through October 31, 2022.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Audit fees are not annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity SAI Sustainable International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance depending on whether certain investments are in or out of favor. The criteria related to the Fund's ESG ratings process and/or adherence to its sustainable investing exclusion criteria may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. As a result, the Fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. There are significant differences in interpretations of what it means for an issuer to have positive ESG factors. While the investment adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors' or advisers' views.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$27,612
Gross unrealized depreciation	(355,519)
Net unrealized appreciation (depreciation)	$(327,907)
Tax Cost	$2,555,835

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,813
Capital loss carryforward	$(82,536)
Net unrealized appreciation (depreciation) on securities and other investments	$(328,023)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(82,536)
Total capital loss carryforward	$(82,536)

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Sustainable International Equity Fund	3,044,584	508,308

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .68% of the Fund's average net assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity SAI Sustainable International Equity Fund	$2

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI Sustainable International Equity Fund	237,156	29,334	(2,111)
6. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .75% of average net assets. This reimbursement will remain in place through February 29, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $68,859.

Through arrangements with the Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $58 and $626, respectively.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $22.

7. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity SAI Sustainable International Equity Fund	74%

8. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity SAI Sustainable International Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI Sustainable International Equity Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from April 14, 2022 (commencement of operations) through October 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations, the changes in its net assets and the financial highlights for the period from April 14, 2022 (commencement of operations) through October 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 15, 2022
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity® SAI Sustainable International Equity Fund	.75%
Actual		$ 1,000	$ 852.00	$ 3.50
Hypothetical- B		$ 1,000	$ 1,021.42	$ 3.82

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.9904871.100
IEE-ANN-1222
Fidelity® International Small Cap Fund

Annual Report
October 31, 2022
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-29.50%	-1.44%	6.03%
Class M (incl.3.50% sales charge)	-28.04%	-1.27%	5.97%
Class C (incl. contingent deferred sales charge)	-26.46%	-1.03%	6.01%
Fidelity® International Small Cap Fund	-25.01%	0.01%	6.96%
Class I	-24.98%	0.01%	6.99%
Class Z	-24.89%	0.12%	7.05%

Prior to April 1, 2014, the fund compared its performance to a different benchmark. The fund's historical performance may not represent its current investment policies.
Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Fund, a class of the fund,  on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Small Cap Index performed over the same period.

27,000
25,000
22,500
20,000
17,500
15,000
12,500
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values

$19,594 Fidelity® International Small Cap Fund

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Co-Managers David Jenkins and Sam Chamovitz:
For the fiscal year ending October 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned roughly -26% to -25%, outperforming the -27.65% return of the MSCI All Country World ex US Small Cap Linked Index. By region, security selection in emerging markets - notably, China - and positioning in Europe ex U.K. - especially, Germany - contributed most to the fund's relative result this period. By sector, picks in information technology, industrials and health care led the way this period. The portfolio's top individual relative contributor was an out-of-benchmark position in Hypera (+104%), which was among the fund's largest holdings on October 31. Also adding value was our outsized stake in Rheinmetall, which gained 62% and was another of our biggest holdings. The fund's non-benchmark exposure to Antero Resources, a position we established this period, gained about 64% and proved beneficial as well. Conversely, an underweighting in emerging markets and stock picks in Canada detracted from the portfolio's relative result. Among sectors, security selection in energy hurt most versus the benchmark. Weak picks in materials also hampered relative performance, as did investment choices and an overweighting in consumer discretionary, especially within the retailing industry. The biggest individual relative detractor was an overweight position in Dustin Group (-65%). Further pressuring performance was an overweighting in RHI Magnesita (-52%), which was among the fund's largest holdings this period. Another notable relative detractor was our outsized position in Reach (-81%), a position that was sold the past year.
Note to shareholders:
On November 16, 2021, David Jenkins assumed co-management responsibilities for the fund, joining Sam Chamovitz. After a thoughtful and deliberate transition, Sam will come off the fund on September 30, 2023.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Hypera SA (Brazil, Pharmaceuticals)	1.3
Rheinmetall AG (Germany, Aerospace & Defense)	1.3
Talanx AG (Germany, Insurance)	1.2
Mayr-Melnhof Karton AG (Austria, Containers & Packaging)	1.0
Renesas Electronics Corp. (Japan, Semiconductors & Semiconductor Equipment)	1.0
Compania de Distribucion Integral Logista Holdings SA (Spain, Air Freight & Logistics)	0.9
Ship Healthcare Holdings, Inc. (Japan, Health Care Providers & Services)	0.9
Hiscox Ltd. (Bermuda, Insurance)	0.9
Adtalem Global Education, Inc. (United States of America, Diversified Consumer Services)	0.9
Thermador Groupe SA (France, Trading Companies & Distributors)	0.9
10.3

Market Sectors (% of Fund's net assets)

Industrials	20.8
Consumer Discretionary	15.9
Financials	11.0
Information Technology	10.7
Materials	8.9
Consumer Staples	8.4
Health Care	7.3
Real Estate	7.3
Energy	4.0
Communication Services	3.5

Asset Allocation (% of Fund's net assets)

Foreign investments - 96.1%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 97.8%
	Shares	Value ($)
Australia - 3.7%
Flight Centre Travel Group Ltd. (a)(b)	1,200,000	12,780,207
GUD Holdings Ltd.	2,776,586	14,279,388
Imdex Ltd.	9,534,507	12,441,445
Inghams Group Ltd.	13,590,647	21,993,941
Nanosonics Ltd. (a)	4,832,614	12,704,756
National Storage REIT unit	8,515,622	14,216,716
Servcorp Ltd. (c)	7,066,585	15,413,681
SomnoMed Ltd. (a)(c)	4,189,521	3,698,161
TOTAL AUSTRALIA		107,528,295
Austria - 2.0%
Mayr-Melnhof Karton AG	200,700	28,561,216
Strabag SE	231,797	8,899,501
Wienerberger AG	900,900	20,601,876
TOTAL AUSTRIA		58,062,593
Belgium - 1.1%
Econocom Group SA	4,466,595	12,160,880
Fagron NV	1,546,200	19,253,205
TOTAL BELGIUM		31,414,085
Bermuda - 1.2%
Hiscox Ltd.	2,634,148	27,163,402
Norwegian Cruise Line Holdings Ltd. (a)(b)	500,000	8,445,000
TOTAL BERMUDA		35,608,402
Brazil - 1.9%
Hypera SA	4,038,100	39,720,423
YDUQS Participacoes SA	5,269,200	16,453,818
TOTAL BRAZIL		56,174,241
Canada - 4.2%
CCL Industries, Inc. Class B (b)	329,900	15,497,926
Computer Modelling Group Ltd.	2,172,763	8,612,266
ECN Capital Corp.	2,149,300	6,484,107
Genesis Land Development Corp. (c)	4,033,799	5,655,343
Lassonde Industries, Inc. Class A (sub. vtg.)	159,299	13,749,748
McCoy Global, Inc. (a)(b)	1,328,570	975,205
North West Co., Inc.	702,300	18,274,698
Open Text Corp.	750,996	21,752,341
Parkland Corp.	294,500	5,953,338
Richelieu Hardware Ltd.	289,400	7,768,457
Total Energy Services, Inc.	570,100	3,280,790
VerticalScope Holdings, Inc. (a)	677,619	3,606,076
Western Forest Products, Inc.	12,682,775	11,450,665
TOTAL CANADA		123,060,960
Cayman Islands - 2.1%
ASMPT Ltd.	2,622,500	14,432,745
Best Pacific International Holdings Ltd.	22,158,900	3,133,436
China Metal Recycling (Holdings) Ltd. (a)(d)	436,800	1
Impro Precision Industries Ltd. (e)	20,906,300	5,433,217
Pico Far East Holdings Ltd.	61,300,071	8,355,924
Precision Tsugami China Corp. Ltd.	9,659,453	8,490,853
WH Group Ltd. (e)	14,000,000	7,080,570
Xingda International Holdings Ltd.	75,499,631	14,619,689
TOTAL CAYMAN ISLANDS		61,546,435
China - 2.8%
Qingdao Port International Co. Ltd. (H Shares) (e)	33,596,000	14,080,990
Shenzhen YUTO Packaging Technology Co. Ltd. (A Shares)	5,651,666	25,174,752
Sinopharm Group Co. Ltd. (H Shares)	6,719,200	12,805,569
TravelSky Technology Ltd. (H Shares)	12,360,000	17,950,354
Weifu High-Technology Group Co. Ltd. (B Shares)	7,043,386	10,704,630
TOTAL CHINA		80,716,295
Denmark - 0.6%
Spar Nord Bank A/S	1,368,775	16,568,531
Finland - 1.3%
Huhtamaki Oyj	617,700	22,189,568
Nanoform Finland PLC (a)	797,822	2,089,386
Rovio Entertainment OYJ (e)	2,594,169	14,792,477
TOTAL FINLAND		39,071,431
France - 3.6%
Altarea SCA	129,957	17,312,365
Antin Infrastructure Partners SA	365,255	7,948,411
ARGAN SA	200,000	15,001,635
Elior SA (a)(b)(e)	2,973,500	6,611,763
Lectra	361,754	11,583,110
Maisons du Monde SA (e)	1,033,807	10,134,865
Thermador Groupe SA (b)	315,366	26,272,976
Vicat SA	484,492	11,108,142
TOTAL FRANCE		105,973,267
Germany - 5.3%
DIC Asset AG	253,969	1,751,874
DWS Group GmbH & Co. KGaA (e)	226,600	6,135,886
JOST Werke AG (e)	425,820	18,179,278
NORMA Group AG	623,692	9,892,636
Rheinmetall AG	232,425	37,784,664
Stabilus Se	308,800	16,952,282
Synlab AG (b)	977,100	12,582,017
Takkt AG (b)	1,310,212	16,962,103
Talanx AG	934,467	35,110,976
TOTAL GERMANY		155,351,716
Greece - 0.8%
Mytilineos SA	1,472,216	24,704,499
Hong Kong - 1.5%
Chervon Holdings Ltd.	2,580,400	8,694,856
Far East Horizon Ltd.	24,669,000	19,044,689
Magnificent Hotel Investment Ltd. (a)	316,412,000	4,111,524
Sino Land Ltd.	11,344,375	12,125,293
TOTAL HONG KONG		43,976,362
Hungary - 0.7%
Richter Gedeon PLC	1,000,000	19,745,686
India - 1.9%
Cyient Ltd.	419,091	3,793,487
Embassy Office Parks (REIT)	4,940,200	20,552,139
IndusInd Bank Ltd.	1,209,700	16,698,039
Shriram Transport Finance Co. Ltd.	1,064,852	15,811,341
TOTAL INDIA		56,855,006
Indonesia - 0.8%
PT Avia Avian Tbk	200,607,200	10,096,275
PT Selamat Sempurna Tbk	143,601,100	13,810,011
TOTAL INDONESIA		23,906,286
Ireland - 2.2%
Adient PLC (a)	582,400	20,372,352
Dalata Hotel Group PLC (a)	4,560,609	14,625,286
Irish Residential Properties REIT PLC	14,699,100	15,891,866
Mincon Group PLC (c)	13,529,844	13,237,160
TOTAL IRELAND		64,126,664
Italy - 2.4%
Banca Generali SpA (b)	648,500	19,393,033
BFF Bank SpA (e)	2,955,056	20,851,186
MARR SpA (a)	985,827	10,385,436
Recordati SpA	513,811	19,310,635
TOTAL ITALY		69,940,290
Japan - 19.5%
Amano Corp.	955,050	16,359,073
Arcland Sakamoto Co. Ltd.	1,785,934	17,715,812
ASKUL Corp.	1,521,300	15,909,220
Capcom Co. Ltd.	800,000	22,300,683
Central Automotive Products Ltd.	425,700	6,424,364
DaikyoNishikawa Corp.	2,516,700	10,155,150
Dexerials Corp.	763,200	17,835,973
Dip Corp.	572,900	16,066,398
Funai Soken Holdings, Inc.	1,100,000	19,626,080
GMO Internet, Inc.	1,113,100	19,245,974
Inaba Denki Sangyo Co. Ltd.	1,091,800	20,397,595
Isuzu Motors Ltd.	1,832,500	21,492,855
JEOL Ltd.	250,000	9,179,865
Kamigumi Co. Ltd.	1,000,000	19,018,797
LIXIL Group Corp. (b)	899,400	13,615,450
Maruwa Ceramic Co. Ltd.	210,700	24,811,574
Meitec Corp.	933,600	15,753,068
Minebea Mitsumi, Inc.	1,059,500	15,704,213
Mitani Shoji Co. Ltd.	893,300	8,903,262
Nishimoto Co. Ltd.	360,400	10,094,933
NSD Co. Ltd.	1,301,300	22,263,743
PALTAC Corp.	679,900	19,341,451
Park24 Co. Ltd. (a)	752,600	10,046,814
Persol Holdings Co. Ltd.	1,070,500	21,497,112
Renesas Electronics Corp. (a)	3,367,500	28,171,671
Roland Corp.	707,900	20,137,980
S Foods, Inc.	1,137,623	20,848,197
San-Ai Obbli Co. Ltd.	2,265,100	18,736,830
Ship Healthcare Holdings, Inc.	1,417,100	27,170,733
Sumco Corp.	1,217,000	15,460,594
TIS, Inc.	812,000	21,925,283
TKC Corp.	286,800	7,329,365
Tsuruha Holdings, Inc.	306,100	17,806,685
TOTAL JAPAN		571,346,797
Korea (South) - 1.6%
Hyundai Fire & Marine Insurance Co. Ltd.	533,476	12,446,228
Soulbrain Co. Ltd.	154,200	22,114,690
Vitzrocell Co. Ltd. (c)	1,472,541	12,328,605
TOTAL KOREA (SOUTH)		46,889,523
Luxembourg - 0.6%
B&M European Value Retail SA	4,520,800	16,725,047
Mexico - 3.5%
Bolsa Mexicana de Valores S.A.B. de CV	9,976,900	18,168,200
GCC S.A.B. de CV	2,856,200	17,734,302
Genomma Lab Internacional SA de CV	17,396,561	13,407,636
Gruma S.A.B. de CV Series B	2,258,600	26,199,669
Grupo Comercial Chedraui S.A.B. de CV	2,864,334	11,545,234
Qualitas Controladora S.A.B. de CV	3,595,835	14,128,893
TOTAL MEXICO		101,183,934
Multi-National - 0.2%
HKT Trust/HKT Ltd. unit	6,000,000	6,779,920
Netherlands - 2.6%
Acomo NV	851,899	15,928,543
AerCap Holdings NV (a)	339,072	18,109,836
Arcadis NV	396,350	13,466,402
RHI Magnesita NV	1,109,491	23,564,186
Van Lanschot Kempen NV (Bearer)	283,041	6,111,779
TOTAL NETHERLANDS		77,180,746
New Zealand - 0.4%
EBOS Group Ltd.	602,795	13,142,438
Norway - 0.9%
Europris ASA (e)	3,185,800	18,968,659
Selvaag Bolig ASA	2,186,000	7,075,590
TOTAL NORWAY		26,044,249
Panama - 0.6%
Intercorp Financial Services, Inc.	683,100	16,804,260
Philippines - 1.4%
Century Pacific Food, Inc.	58,034,700	23,774,265
Robinsons Land Corp.	73,007,700	18,728,136
TOTAL PHILIPPINES		42,502,401
Romania - 0.6%
Banca Transilvania SA	4,929,712	16,865,927
Singapore - 2.5%
Boustead Singapore Ltd.	13,008,812	7,213,844
HRnetgroup Ltd.	29,852,200	15,394,254
Mapletree Industrial (REIT)	13,868,431	21,553,086
The Hour Glass Ltd.	13,304,580	18,327,162
Wing Tai Holdings Ltd.	9,410,300	10,104,306
TOTAL SINGAPORE		72,592,652
Spain - 3.7%
Cie Automotive SA	830,300	21,120,802
Compania de Distribucion Integral Logista Holdings SA	1,353,100	28,000,991
Grupo Catalana Occidente SA	714,422	19,415,757
Indra Sistemas SA (b)	1,848,677	16,533,943
Prosegur Compania de Seguridad SA (Reg.)	6,813,081	12,705,223
Viscofan Envolturas Celulosicas SA	175,000	10,419,861
TOTAL SPAIN		108,196,577
Sweden - 1.7%
Dustin Group AB (e)	1,477,482	6,155,506
Granges AB	1,936,876	13,095,297
Haypp Group (a)	1,154,900	2,505,149
HEXPOL AB (B Shares)	2,327,700	22,979,323
Nordnet AB	376,000	4,665,435
TOTAL SWEDEN		49,400,710
Taiwan - 3.0%
International Games Systems Co. Ltd.	2,392,000	26,067,713
Lumax International Corp. Ltd.	4,537,292	9,256,335
Sporton International, Inc.	1,917,312	12,007,721
Test Research, Inc.	7,690,000	14,352,886
Tripod Technology Corp.	4,420,000	12,223,724
Yageo Corp.	824,578	9,382,406
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	2,538,000	5,484,548
TOTAL TAIWAN		88,775,333
Thailand - 0.7%
Star Petroleum Refining PCL (For. Reg.)	68,317,400	21,368,828
United Kingdom - 12.5%
Alliance Pharma PLC	17,811,827	12,705,347
Anhui Heli Co. Ltd. ELS (UBS AG London Branch Bank Warrant Programme) Class A warrants 1/5/24 (a)(e)	8,203,956	15,277,981
Ashtead Technology Holdings PLC (a)(c)	6,821,000	19,751,365
Bodycote PLC	1,917,671	10,899,161
easyJet PLC (a)	2,100,000	8,390,448
Grainger Trust PLC	6,569,466	17,101,870
Harbour Energy PLC	4,357,894	18,886,054
Hyve Group PLC (a)	3,976,191	2,439,544
Informa PLC	2,816,033	17,942,694
J.D. Wetherspoon PLC (a)	1,976,700	10,223,627
Jet2 PLC (a)	1,717,200	16,734,984
John Wood Group PLC (a)	12,082,200	19,384,358
LSL Property Services PLC	4,204,235	11,041,044
Luxfer Holdings PLC sponsored	1,052,059	15,223,294
Mears Group PLC (c)	7,921,714	17,260,781
On The Beach Group PLC (a)(e)	6,908,136	8,191,607
Pets At Home Group PLC	2,700,000	8,911,324
Premier Foods PLC	11,170,096	13,271,021
Rathbone Brothers PLC	400,000	8,596,413
RS GROUP PLC	2,222,553	24,430,476
Sabre Insurance Group PLC (e)	9,800,000	10,092,299
Savills PLC	1,207,300	11,429,309
Tate & Lyle PLC	3,258,343	26,194,041
Ten Entertainment Group PLC (c)	5,931,311	14,590,349
Vistry Group PLC	1,696,898	11,734,396
WH Smith PLC (a)	1,130,000	15,252,555
TOTAL UNITED KINGDOM		365,956,342
United States of America - 1.7%
Adtalem Global Education, Inc. (a)	639,900	26,683,830
Antero Resources Corp. (a)	655,200	24,019,632
TOTAL UNITED STATES OF AMERICA		50,703,462
TOTAL COMMON STOCKS (Cost $3,267,659,272)		2,866,790,190

Money Market Funds - 1.0%
	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund 3.10% (f)(g) (Cost $28,602,852)	28,599,992	28,602,852

TOTAL INVESTMENT IN SECURITIES - 98.8% (Cost $3,296,262,124)	2,895,393,042
NET OTHER ASSETS (LIABILITIES) - 1.2%	35,819,911
NET ASSETS - 100.0%	2,931,212,953

Security Type Abbreviations
ELS	-	EQUITY-LINKED SECURITY

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Affiliated company
(d)	Level 3 security
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $161,986,284 or 5.5% of net assets.

(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	73,879,832	701,215,597	775,095,429	420,465	4,759	(4,759)	-	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	6,261,744	256,311,065	233,969,957	186,494	-	-	28,602,852	0.1%
Total	80,141,576	957,526,662	1,009,065,386	606,959	4,759	(4,759)	28,602,852

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Ashtead Technology Holdings PLC	-	15,438,151	-	-	-	4,313,214	19,751,365
Genesis Land Development Corp.	6,238,912	1,650,372	-	201,350	-	(2,233,941)	5,655,343
Mears Group PLC	21,465,698	-	-	836,187	-	(4,204,917)	17,260,781
Mincon Group PLC	19,187,958	1,369,159	-	309,042	-	(7,319,957)	13,237,160
Servcorp Ltd.	21,529,146	-	-	997,307	-	(6,115,465)	15,413,681
SomnoMed Ltd.	8,131,043	-	-	-	-	(4,432,882)	3,698,161
Ten Entertainment Group PLC	21,673,179	-	-	198,536	-	(7,082,830)	14,590,349
Vitzrocell Co. Ltd.	19,748,086	595,477	-	144,227	-	(8,014,958)	12,328,605
Total	117,974,022	19,053,159	-	2,686,649	-	(35,091,736)	101,935,445

Purchase and Sales proceeds in the table above include the value of securities received or delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	102,285,031	102,285,031	-	-
Consumer Discretionary	466,305,773	466,305,773	-	-
Consumer Staples	247,566,842	223,792,577	23,774,265	-
Energy	121,217,301	121,217,301	-	-
Financials	318,504,792	318,504,792	-	-
Health Care	217,515,857	217,515,857	-	-
Industrials	608,777,003	593,499,022	15,277,981	-
Information Technology	307,569,126	279,397,455	28,171,671	-
Materials	262,094,212	262,094,211	-	1
Real Estate	214,954,253	196,226,117	18,728,136	-

Money Market Funds	28,602,852	28,602,852	-	-
Total Investments in Securities:	2,895,393,042	2,809,440,988	85,952,053	1
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $26,092,987) - See accompanying schedule:
Unaffiliated issuers (cost $3,137,691,125)	$2,764,854,745
Fidelity Central Funds (cost $28,602,852)	28,602,852
Other affiliated issuers (cost $129,968,147)	101,935,445

Total Investment in Securities (cost $3,296,262,124)		$2,895,393,042
Cash		883
Foreign currency held at value (cost $69,021,532)		68,757,462
Receivable for investments sold		3,385,340
Receivable for fund shares sold		9,504,226
Dividends receivable		6,004,041
Reclaims receivable		2,114,369
Distributions receivable from Fidelity Central Funds		42,615
Prepaid expenses		5,008
Other receivables		28,286
Total assets		2,985,235,272
Liabilities
Payable for investments purchased	$4,658,944
Payable for fund shares redeemed	8,155,086
Accrued management fee	2,040,914
Distribution and service plan fees payable	36,101
Notes payable to affiliates	8,614,000
Other affiliated payables	439,527
Other payables and accrued expenses	1,478,989
Collateral on securities loaned	28,598,758
Total Liabilities		54,022,319
Net Assets		$2,931,212,953
Net Assets consist of:
Paid in capital		$3,386,578,609
Total accumulated earnings (loss)		(455,365,656)
Net Assets		$2,931,212,953

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($95,905,706 ÷ 4,016,869 shares) (a)		$23.88
Maximum offering price per share (100/94.25 of $23.88)		$25.34
Class M :
Net Asset Value and redemption price per share ($13,761,455 ÷ 579,816 shares) (a)		$23.73
Maximum offering price per share (100/96.50 of $23.73)		$24.59
Class C :
Net Asset Value and offering price per share ($13,556,068 ÷ 592,427 shares) (a)		$22.88
International Small Cap :
Net Asset Value , offering price and redemption price per share ($1,145,773,580 ÷ 46,898,032 shares)		$24.43
Class I :
Net Asset Value , offering price and redemption price per share ($696,514,818 ÷ 28,316,973 shares)		$24.60
Class Z :
Net Asset Value , offering price and redemption price per share ($965,701,326 ÷ 39,272,466 shares)		$24.59
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends (including $2,686,649 earned from affiliated issuers)		$123,557,876
Income from Fidelity Central Funds (including $186,494 from security lending)		606,959
Income before foreign taxes withheld		124,164,835
Less foreign taxes withheld		(11,776,852)
Total Income		112,387,983
Expenses
Management fee
Basic fee	$27,693,906
Performance adjustment	(1,434,285)
Transfer agent fees	4,533,367
Distribution and service plan fees	550,154
Accounting fees	1,409,702
Custodian fees and expenses	421,812
Independent trustees' fees and expenses	11,490
Registration fees	225,733
Audit	101,917
Legal	3,120
Interest	3,502
Miscellaneous	14,515
Total expenses before reductions	33,534,933
Expense reductions	(108,556)
Total expenses after reductions		33,426,377
Net Investment income (loss)		78,961,606
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $2,244,989)	(40,029,740)
Fidelity Central Funds	4,759
Foreign currency transactions	(16,555,905)
Total net realized gain (loss)		(56,580,886)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $4,092,323)	(957,990,887)
Fidelity Central Funds	(4,759)
Other affiliated issuers	(35,091,736)
Assets and liabilities in foreign currencies	(87,414)
Total change in net unrealized appreciation (depreciation)		(993,174,796)
Net gain (loss)		(1,049,755,682)
Net increase (decrease) in net assets resulting from operations		$(970,794,076)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$78,961,606	$37,418,269
Net realized gain (loss)	(56,580,886)	202,743,430
Change in net unrealized appreciation (depreciation)	(993,174,796)	628,841,749
Net increase (decrease) in net assets resulting from operations	(970,794,076)	869,003,448
Distributions to shareholders	(242,362,167)	(21,019,114)
Share transactions - net increase (decrease)	612,399,770	558,815,987
Total increase (decrease) in net assets	(600,756,473)	1,406,800,321

Net Assets
Beginning of period	3,531,969,426	2,125,169,105
End of period	$2,931,212,953	$3,531,969,426

Financial Highlights
Fidelity Advisor® International Small Cap Fund Class A

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$34.31	$24.75	$26.32	$25.78	$29.24
Income from Investment Operations
Net investment income (loss) A,B	.58	.31	.27	.49	.38
Net realized and unrealized gain (loss)	(8.74)	9.42	(1.26)	1.43	(2.87)
Total from investment operations	(8.16)	9.73	(.99)	1.92	(2.49)
Distributions from net investment income	(.75)	(.17)	(.44)	(.38)	(.23)
Distributions from net realized gain	(1.52)	-	(.14)	(1.00)	(.74)
Total distributions	(2.27)	(.17)	(.58)	(1.38)	(.97)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$23.88	$34.31	$24.75	$26.32	$25.78
Total Return D,E	(25.19)%	39.43%	(3.91)%	8.00%	(8.83)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.29%	1.29%	1.36%	1.47%	1.49%
Expenses net of fee waivers, if any	1.29%	1.29%	1.36%	1.47%	1.49%
Expenses net of all reductions	1.29%	1.29%	1.35%	1.46%	1.48%
Net investment income (loss)	2.06%	.95%	1.09%	1.94%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$95,906	$136,131	$92,044	$105,786	$80,395
Portfolio turnover rate H	17%	28%	43%	28%	25%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the sales charges.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® International Small Cap Fund Class M

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$34.12	$24.62	$26.18	$25.62	$29.07
Income from Investment Operations
Net investment income (loss) A,B	.50	.22	.19	.41	.30
Net realized and unrealized gain (loss)	(8.70)	9.38	(1.25)	1.43	(2.86)
Total from investment operations	(8.20)	9.60	(1.06)	1.84	(2.56)
Distributions from net investment income	(.66)	(.10)	(.36)	(.27)	(.15)
Distributions from net realized gain	(1.52)	-	(.14)	(1.00)	(.74)
Total distributions	(2.19) C	(.10)	(.50)	(1.28) C	(.89)
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$23.73	$34.12	$24.62	$26.18	$25.62
Total Return E,F	(25.43)%	39.07%	(4.19)%	7.65%	(9.10)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.57%	1.57%	1.67%	1.78%	1.77%
Expenses net of fee waivers, if any	1.56%	1.57%	1.67%	1.78%	1.77%
Expenses net of all reductions	1.56%	1.57%	1.65%	1.77%	1.76%
Net investment income (loss)	1.79%	.68%	.78%	1.62%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$13,761	$19,926	$12,492	$16,013	$16,362
Portfolio turnover rate I	17%	28%	43%	28%	25%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® International Small Cap Fund Class C

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$32.93	$23.80	$25.27	$24.77	$28.21
Income from Investment Operations
Net investment income (loss) A,B	.35	.06	.08	.28	.16
Net realized and unrealized gain (loss)	(8.40)	9.07	(1.23)	1.39	(2.76)
Total from investment operations	(8.05)	9.13	(1.15)	1.67	(2.60)
Distributions from net investment income	(.48)	-	(.18)	(.17)	(.10)
Distributions from net realized gain	(1.52)	-	(.14)	(1.00)	(.74)
Total distributions	(2.00)	-	(.32)	(1.17)	(.84)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$22.88	$32.93	$23.80	$25.27	$24.77
Total Return D,E	(25.77)%	38.36%	(4.65)%	7.17%	(9.51)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	2.06%	2.05%	2.13%	2.24%	2.24%
Expenses net of fee waivers, if any	2.05%	2.05%	2.13%	2.24%	2.24%
Expenses net of all reductions	2.05%	2.05%	2.11%	2.23%	2.23%
Net investment income (loss)	1.30%	.19%	.32%	1.16%	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$13,556	$21,683	$17,659	$23,937	$41,918
Portfolio turnover rate H	17%	28%	43%	28%	25%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the contingent deferred sales charge.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® International Small Cap Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$35.05	$25.28	$26.86	$26.29	$29.77
Income from Investment Operations
Net investment income (loss) A,B	.67	.41	.34	.57	.48
Net realized and unrealized gain (loss)	(8.94)	9.61	(1.27)	1.45	(2.93)
Total from investment operations	(8.27)	10.02	(.93)	2.02	(2.45)
Distributions from net investment income	(.83)	(.25)	(.51)	(.45)	(.29)
Distributions from net realized gain	(1.52)	-	(.14)	(1.00)	(.74)
Total distributions	(2.35)	(.25)	(.65)	(1.45)	(1.03)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$24.43	$35.05	$25.28	$26.86	$26.29
Total Return D	(25.01)%	39.83%	(3.61)%	8.27%	(8.54)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.02%	1.01%	1.08%	1.19%	1.20%
Expenses net of fee waivers, if any	1.02%	1.01%	1.08%	1.19%	1.20%
Expenses net of all reductions	1.02%	1.01%	1.07%	1.18%	1.19%
Net investment income (loss)	2.33%	1.23%	1.37%	2.22%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$1,145,773	$1,534,214	$1,122,746	$1,282,412	$1,256,193
Portfolio turnover rate G	17%	28%	43%	28%	25%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® International Small Cap Fund Class I

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$35.27	$25.44	$27.03	$26.45	$29.97
Income from Investment Operations
Net investment income (loss) A,B	.68	.41	.35	.58	.47
Net realized and unrealized gain (loss)	(8.99)	9.67	(1.28)	1.46	(2.95)
Total from investment operations	(8.31)	10.08	(.93)	2.04	(2.48)
Distributions from net investment income	(.84)	(.25)	(.52)	(.46)	(.30)
Distributions from net realized gain	(1.52)	-	(.14)	(1.00)	(.74)
Total distributions	(2.36)	(.25)	(.66)	(1.46)	(1.04)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$24.60	$35.27	$25.44	$27.03	$26.45
Total Return D	(24.98)%	39.80%	(3.62)%	8.28%	(8.58)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.02%	1.02%	1.08%	1.19%	1.21%
Expenses net of fee waivers, if any	1.01%	1.02%	1.08%	1.18%	1.21%
Expenses net of all reductions	1.01%	1.02%	1.06%	1.18%	1.20%
Net investment income (loss)	2.34%	1.22%	1.38%	2.22%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$696,515	$1,080,258	$605,100	$777,771	$564,988
Portfolio turnover rate G	17%	28%	43%	28%	25%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® International Small Cap Fund Class Z

Years ended October 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$35.26	$25.43	$27.03	$26.46	$28.78
Income from Investment Operations
Net investment income (loss) B,C	.70	.45	.38	.61	.03
Net realized and unrealized gain (loss)	(8.97)	9.67	(1.28)	1.47	(2.35)
Total from investment operations	(8.27)	10.12	(.90)	2.08	(2.32)
Distributions from net investment income	(.88)	(.29)	(.56)	(.50)	-
Distributions from net realized gain	(1.52)	-	(.14)	(1.00)	-
Total distributions	(2.40)	(.29)	(.70)	(1.51) D	-
Net asset value, end of period	$24.59	$35.26	$25.43	$27.03	$26.46
Total Return E,F	(24.89)%	39.99%	(3.51)%	8.44%	(8.06)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.89%	.89%	.94%	1.05%	1.15% I
Expenses net of fee waivers, if any	.89%	.89%	.94%	1.05%	1.15% I
Expenses net of all reductions	.89%	.89%	.93%	1.04%	1.14% I
Net investment income (loss)	2.47%	1.35%	1.51%	2.35%	2.01% I
Supplemental Data
Net assets, end of period (000 omitted)	$965,701	$739,757	$275,127	$245,252	$7,421
Portfolio turnover rate J	17%	28%	43%	28%	25%

A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Small Cap, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign tax reclaims. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, certain foreign taxes and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$309,471,529
Gross unrealized depreciation	(739,030,295)
Net unrealized appreciation (depreciation)	$(429,558,766)
Tax Cost	$3,324,951,808

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$18,129,547
Capital loss carryforward	$(42,069,008)
Net unrealized appreciation (depreciation) on securities and other investments	$(430,166,859)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(27,055,387)
Long-term	(15,013,621)
Total capital loss carryforward	$(42,069,008)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$ 136,799,647	$ 21,019,114
Long-term Capital Gains	105,562,520	-
Total	$242,362,167	$21,019,114

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Small Cap Fund	1,126,228,014	556,225,532

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the International Small Cap as compared to its benchmark index, the MSCI ACWI (All Country World Index) ex USA Small Cap Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$290,660	$5,231
Class M	.25%	.25%	83,566	57
Class C	.75%	.25%	175,928	16,534
			$550,154	$21,822

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions.   The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$17,256
Class M	2,264
Class C A	82
$19,602
A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$226,004.19
Class M	36,170.22
Class C	36,139.21
International Small Cap	2,274,839.17
Class I	1,559,314.17
Class Z	400,901.04
	$4,533,367
Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity International Small Cap Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Small Cap Fund	$1,625

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented as Notes payable to affiliates in the Statement of Assets and Liabilities.   Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Small Cap Fund .	Borrower	$10,035,000	2.09%	$3,502

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Small Cap Fund	41,891,053	42,676,684	(9,817,377)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity International Small Cap Fund	55,117

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity International Small Cap Fund	$5,827
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Small Cap Fund	$ 20,222	$-	$-

8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $108,556.

9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity International Small Cap Fund
Distributions to shareholders
Class A	$ 9,065,367	$622,406
Class M	1,272,726	53,224
Class C	1,312,589	-
International Small Cap	100,730,178	11,248,767
Class I	74,208,475	5,954,650
Class Z	55,772,832	3,140,067
Total	$242,362,167	$21,019,114

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity International Small Cap Fund
Class A
Shares sold	830,534	1,096,168	$ 23,685,249	$ 36,087,902
Reinvestment of distributions	295,136	20,641	8,995,592	602,724
Shares redeemed	(1,076,634)	(868,345)	(30,435,716)	(27,783,984)
Net increase (decrease)	49,036	248,464	$2,245,125	$ 8,906,642
Class M
Shares sold	86,516	192,504	$2,471,290	$6,165,671
Reinvestment of distributions	41,863	1,822	1,271,367	53,041
Shares redeemed	(132,638)	(117,643)	(3,771,297)	(3,719,741)
Net increase (decrease)	(4,259)	76,683	$(28,640)	$2,498,971
Class C
Shares sold	60,983	124,712	$1,691,801	$3,881,022
Reinvestment of distributions	44,584	-	1,311,796	-
Shares redeemed	(171,531)	(208,320)	(4,624,227)	(6,445,073)
Net increase (decrease)	(65,964)	(83,608)	$(1,620,630)	$(2,564,051)
International Small Cap
Shares sold	13,356,832	11,483,683	$375,220,830	$380,507,391
Reinvestment of distributions	2,945,011	351,180	91,615,712	10,447,597
Shares redeemed	(13,181,058)	(12,475,148)	(380,933,549)	(415,087,040)
Net increase (decrease)	3,120,785	(640,285)	$85,902,993	$(24,132,052)
Class I
Shares sold	13,697,966	14,337,771	$404,258,743	$ 478,972,006
Reinvestment of distributions	2,305,754	190,830	72,208,170	5,715,372
Shares redeemed	(18,313,122)	(7,690,269)	(518,387,511)	(254,833,029)
Net increase (decrease)	(2,309,402)	6,838,332	$(41,920,598)	$229,854,349
Class Z
Shares sold	35,845,899	15,195,411	$1,046,158,928	$516,119,932
Reinvestment of distributions	1,517,664	86,491	47,460,406	2,586,946
Shares redeemed	(19,068,812)	(5,123,203)	(525,797,814)	(174,454,750)
Net increase (decrease)	18,294,751	10,158,699	$567,821,520	$344,252,128

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Small Cap Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 16, 2022
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022
Fidelity® International Small Cap Fund
Class A	1.30%
Actual		$ 1,000	$ 856.20	$ 6.08
Hypothetical- B		$ 1,000	$ 1,018.65	$ 6.61
Class M	1.58%
Actual		$ 1,000	$ 854.80	$ 7.39
Hypothetical- B		$ 1,000	$ 1,017.24	$ 8.03
Class C	2.06%
Actual		$ 1,000	$ 852.80	$ 9.62
Hypothetical- B		$ 1,000	$ 1,014.82	$ 10.46
Fidelity® International Small Cap Fund	1.03%
Actual		$ 1,000	$ 857.20	$ 4.82
Hypothetical- B		$ 1,000	$ 1,020.01	$ 5.24
Class I	1.02%
Actual		$ 1,000	$ 857.40	$ 4.78
Hypothetical- B		$ 1,000	$ 1,020.06	$ 5.19
Class Z	.89%
Actual		$ 1,000	$ 858.00	$ 4.17
Hypothetical- B		$ 1,000	$ 1,020.72	$ 4.53

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates 99.98% of the short-term capital gain dividends distributed December during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
	Class A	Class M	Class C	International Small Cap	Class I	Class Z
Fidelity International Small Cap Fund
December 3, 2021	42%	45%	54%	40%	40%	38%
December 28, 2021	36%	36%	36%	36%	36%	36%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
	Pay Date	Income	Taxes
Fidelity International Small Cap Fund
Class A	12/06/21	$0.9521	$0.1315
Class M	12/06/21	$0.8876	$0.1315
Class C	12/06/21	$0.7495	$0.1315
International Small Cap	12/06/21	$1.0129	$0.1315
Class I	12/06/21	$1.0174	$0.1315
Class Z	12/06/21	$1.0493	$0.1315

Class A	12/29/21	$0.0000	$0.0000
Class M	12/29/21	$0.0000	$0.0000
Class C	12/29/21	$0.0000	$0.0000
International Small Cap	12/29/21	$0.0000	$0.0000
Class I	12/29/21	$0.0000	$0.0000
Class Z	12/29/21	$0.0000	$0.0000

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that the fund had a portfolio manager change in November 2021. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Small Cap Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity International Small Cap Fund

The Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment, beginning April 1, 2014. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to April 1, 2014 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustment for 2016 shown in the chart below reflects the effect of using the blended index return to calculate the fund's performance adjustment.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the total expense ratio of the representative class (retail class), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.793585.119
ISC-ANN-1222
Fidelity® Global Commodity Stock Fund

Annual Report
October 31, 2022
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	16.18%	10.19%	4.13%
Class M (incl.3.50% sales charge)	18.62%	10.40%	4.08%
Class C (incl. contingent deferred sales charge)	21.34%	10.70%	4.12%
Fidelity® Global Commodity Stock Fund	23.57%	11.80%	5.01%
Class I	23.56%	11.87%	5.09%
Class Z	23.72%	11.98%	5.14%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Global Commodity Stock Fund, a class of the fund,  on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI All Country World Index (Net MA) performed over the same period.

30,000
25,000
20,000
15,000
10,000
8,000
7,000
$5,900
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values

$16,308 Fidelity® Global Commodity Stock Fund

$22,381 MSCI All Country World Index (Net MA)

Management's Discussion of Fund Performance
Market Recap:
Global equities returned -19.69% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) Index. After gaining 18.90% in 2021, global stocks retreated to begin the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -20.91% year to date through October. For the full 12 months, emerging markets (-31%) lagged most, followed by Europe ex U.K. (-25%) and Japan (-24%). In contrast, the U.K. (-12%), Canada (-13%) and the U.S. (-17%) all outperformed. By sector, communication services (-39%) and consumer discretionary (-33%) fared worst, whereas energy (+30%) rode a surge in commodity prices and topped the market by a wide margin.
Comments from Co-Managers Peter Belisle and Jody Simes:
For the fiscal year ending October 31, 2022, the fund's share classes (excluding sales charges, if applicable) gained about 22% to 24%, outperforming the 12.45% advance of the MSCI AC World Commodity Producers Sector Capped Index (Net), as well as the broad-based MSCI All Country World Index (Net MA). By region, a sizable underweighting in emerging markets - notably, Russia and China - and an overweighting in the U.S. contributed meaningfully to the fund's performance versus the industry index. Among industry groups, security selection in the integrated oil & gas segment boosted the fund's relative result. Stock picks and an overweighting in fertilizers & agricultural chemicals and an overweighting in oil & gas exploration & production also helped. The fund's biggest individual relative contributor was an outsized stake in CF Industries Holdings, which gained 91% the past year. We increased our position in this company. Also lifting performance was our overweighting in Exxon Mobil, which gained about 79%. We added to our stake the past 12 months, and Exxon was our largest holding at period end. Another notable relative contributor was an outsized stake in ConocoPhillips (+76%), which was one of our biggest holdings. In contrast, stock picks in the U.S. and Canada hurt the fund's relative result. By sector, a large detractor from performance versus the benchmark was an underweighting in integrated oil & gas. Stock selection in oil & gas exploration & production and an overweighting in aluminum also hampered the fund's relative result. The fund's largest individual relative detractor was an overweighting in Alcoa, which returned -15% the past year. We increased our investment in this company. Also hurting performance was an underweighting in TotalEnergies, which gained roughly 15%. TotalEnergies was not held at period end. Avoiding Devon Energy, an index component that gained 108%, also hurt relative performance. Notable changes in positioning include reduced exposure to the U.K. and a higher allocation to the U.S. By sector, meaningful changes in positioning include increased exposure to oil & gas exploration & production and a lower allocation to steel.
Note to shareholders:
On April 1, 2022, Peter Belisle assumed co-management responsibilities for the fund, joining Jody Simes. The two will manage the fund together until December 31, 2022, at which point Jody Simes plans to retire and Peter will become sole Portfolio Manager.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Exxon Mobil Corp.	9.8
Nutrien Ltd.	6.1
Archer Daniels Midland Co.	6.1
Chevron Corp.	6.0
Corteva, Inc.	5.4
CF Industries Holdings, Inc.	4.8
ConocoPhillips Co.	3.8
Diamondback Energy, Inc.	2.9
Canadian Natural Resources Ltd.	2.6
Rio Tinto PLC	2.4
49.9

Industries (% of Fund's net assets)

Oil, Gas & Consumable Fuels	40.0
Chemicals	22.7
Metals & Mining	22.0
Food Products	8.9
Paper & Forest Products	5.3

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 97.6%
	Shares	Value ($)
Chemicals - 21.4%
Fertilizers & Agricultural Chemicals - 20.0%
CF Industries Holdings, Inc.	821,860	87,330,844
Corteva, Inc.	1,509,000	98,598,060
FMC Corp.	179,500	21,342,550
Icl Group Ltd.	1,354,000	12,231,235
Nutrien Ltd. (a)	1,315,983	111,192,280
The Mosaic Co.	600,561	32,280,154
		362,975,123
Specialty Chemicals - 1.4%
Albemarle Corp.	31,300	8,759,931
Ecolab, Inc.	104,600	16,429,522
		25,189,453
TOTAL CHEMICALS		388,164,576
Food Products - 8.9%
Agricultural Products - 8.9%
Archer Daniels Midland Co.	1,144,300	110,974,214
Bunge Ltd.	304,800	30,083,760
Darling Ingredients, Inc. (b)	144,600	11,348,208
Wilmar International Ltd.	3,346,800	9,173,201
		161,579,383
Metals & Mining - 22.0%
Aluminum - 1.5%
Alcoa Corp.	714,300	27,879,129
Copper - 2.9%
First Quantum Minerals Ltd.	822,824	14,513,496
Freeport-McMoRan, Inc.	994,100	31,503,029
Lundin Mining Corp.	1,328,600	6,963,118
		52,979,643
Diversified Metals & Mining - 7.9%
Anglo American PLC (United Kingdom)	635,847	19,046,299
BHP Group Ltd. (London)	963,700	22,948,879
Glencore PLC	4,996,500	28,645,303
Grupo Mexico SA de CV Series B	577,020	2,091,927
IGO Ltd.	1,426,344	13,949,999
Ivanhoe Mines Ltd. (b)	724,500	5,025,526
Rio Tinto PLC	844,430	44,131,308
Teck Resources Ltd. Class B (sub. vtg.)	218,400	6,648,107
		142,487,348
Gold - 5.1%
Agnico Eagle Mines Ltd. (Canada) (a)	572,717	25,193,915
Barrick Gold Corp. (Canada)	1,371,347	20,625,317
Franco-Nevada Corp.	60,871	7,521,133
Newcrest Mining Ltd.	650,612	7,205,711
Newmont Corp.	519,900	22,002,168
Wheaton Precious Metals Corp.	309,000	10,109,098
		92,657,342
Precious Metals & Minerals - 0.3%
Anglo American Platinum Ltd. ADR (a)	146,700	1,954,044
Impala Platinum Holdings Ltd.	372,900	3,817,999
		5,772,043
Steel - 4.3%
Commercial Metals Co.	214,600	9,764,300
Fortescue Metals Group Ltd.	908,243	8,556,562
Nucor Corp.	145,992	19,180,429
Steel Dynamics, Inc.	126,300	11,878,515
Vale SA	2,199,400	28,583,046
		77,962,852
TOTAL METALS & MINING		399,738,357
Oil, Gas & Consumable Fuels - 40.0%
Integrated Oil & Gas - 22.6%
Cenovus Energy, Inc. (Canada)	1,623,000	32,809,058
Chevron Corp.	596,200	107,852,580
Equinor ASA	363,900	13,258,232
Exxon Mobil Corp.	1,610,000	178,404,095
Occidental Petroleum Corp.	397,500	28,858,500
Petroleo Brasileiro SA - Petrobras (ON)	2,018,900	12,999,441
Shell PLC (London)	1,297,659	35,947,240
		410,129,146
Oil & Gas Exploration & Production - 17.4%
Antero Resources Corp. (b)	631,312	23,143,898
Canadian Natural Resources Ltd. (a)	800,600	48,017,783
ConocoPhillips Co.	551,300	69,513,417
Diamondback Energy, Inc.	329,400	51,752,034
Hess Corp.	210,000	29,626,800
MEG Energy Corp. (b)	359,349	5,373,024
Ovintiv, Inc.	568,800	28,809,720
Ovintiv, Inc.	340,200	17,231,131
Range Resources Corp.	1,476,900	42,062,112
		315,529,919
TOTAL OIL, GAS & CONSUMABLE FUELS		725,659,065
Paper & Forest Products - 5.3%
Forest Products - 1.4%
Svenska Cellulosa AB SCA (B Shares)	967,100	11,412,992
West Fraser Timber Co. Ltd.	188,000	14,115,697
		25,528,689
Paper Products - 3.9%
Mondi PLC	1,072,673	17,990,818
Nine Dragons Paper (Holdings) Ltd.	4,257,000	2,521,775
Suzano Papel e Celulose SA	1,647,545	16,968,230
UPM-Kymmene Corp.	994,800	33,337,298
		70,818,121
TOTAL PAPER & FOREST PRODUCTS		96,346,810
TOTAL COMMON STOCKS (Cost $1,519,723,941)		1,771,488,191

Nonconvertible Preferred Stocks - 1.3%
	Shares	Value ($)
Chemicals - 1.3%
Fertilizers & Agricultural Chemicals - 1.3%
Sociedad Quimica y Minera de Chile SA (PN-B) (Cost $15,615,028)	243,770	23,201,427

Money Market Funds - 2.9%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (c)	32,022,504	32,028,909
Fidelity Securities Lending Cash Central Fund 3.10% (c)(d)	20,389,411	20,391,450
TOTAL MONEY MARKET FUNDS (Cost $52,420,359)		52,420,359

TOTAL INVESTMENT IN SECURITIES - 101.8% (Cost $1,587,759,328)	1,847,109,977
NET OTHER ASSETS (LIABILITIES) - (1.8)%	(31,993,177)
NET ASSETS - 100.0%	1,815,116,800

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	12,474,618	735,763,358	716,209,067	243,547	-	-	32,028,909	0.1%
Fidelity Securities Lending Cash Central Fund 3.10%	-	635,578,090	615,186,640	120,123	-	-	20,391,450	0.1%
Total	12,474,618	1,371,341,448	1,331,395,707	363,670	-	-	52,420,359

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	1,771,488,191	1,610,879,537	160,608,654	-

Nonconvertible Preferred Stocks	23,201,427	23,201,427	-	-

Money Market Funds	52,420,359	52,420,359	-	-
Total Investments in Securities:	1,847,109,977	1,686,501,323	160,608,654	-
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $19,548,722) - See accompanying schedule:
Unaffiliated issuers (cost $1,535,338,969)	$1,794,689,618
Fidelity Central Funds (cost $52,420,359)	52,420,359

Total Investment in Securities (cost $1,587,759,328)		$1,847,109,977
Cash		24
Foreign currency held at value (cost $483)		483
Receivable for investments sold		6,186,568
Receivable for fund shares sold		6,125,808
Dividends receivable		798,254
Distributions receivable from Fidelity Central Funds		91,905
Prepaid expenses		2,354
Other receivables		3,062
Total assets		1,860,318,435
Liabilities
Payable for investments purchased	$19,526,251
Payable for fund shares redeemed	3,849,722
Accrued management fee	970,821
Distribution and service plan fees payable	62,609
Other affiliated payables	299,551
Other payables and accrued expenses	101,231
Collateral on securities loaned	20,391,450
Total Liabilities		45,201,635
Net Assets		$1,815,116,800
Net Assets consist of:
Paid in capital		$1,736,670,310
Total accumulated earnings (loss)		78,446,490
Net Assets		$1,815,116,800

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($128,362,714 ÷ 6,581,493 shares) (a)		$19.50
Maximum offering price per share (100/94.25 of $19.50)		$20.69
Class M :
Net Asset Value and redemption price per share ($24,512,629 ÷ 1,259,668 shares) (a)		$19.46
Maximum offering price per share (100/96.50 of $19.46)		$20.17
Class C :
Net Asset Value and offering price per share ($34,984,014 ÷ 1,813,240 shares) (a)		$19.29
Global Commodity Stock :
Net Asset Value , offering price and redemption price per share ($893,636,313 ÷ 45,716,889 shares)		$19.55
Class I :
Net Asset Value , offering price and redemption price per share ($499,190,848 ÷ 25,545,632 shares)		$19.54
Class Z :
Net Asset Value , offering price and redemption price per share ($234,430,282 ÷ 12,002,480 shares)		$19.53
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$51,593,604
Income from Fidelity Central Funds (including $120,123 from security lending)		363,670
Income before foreign taxes withheld		51,957,274
Less foreign taxes withheld		(2,233,521)
Total Income		49,723,753
Expenses
Management fee	$9,023,904
Transfer agent fees	2,256,921
Distribution and service plan fees	540,127
Accounting fees	591,448
Custodian fees and expenses	90,972
Independent trustees' fees and expenses	4,228
Registration fees	289,344
Audit	46,317
Legal	2,445
Interest	256
Miscellaneous	4,945
Total expenses before reductions	12,850,907
Expense reductions	(43,601)
Total expenses after reductions		12,807,306
Net Investment income (loss)		36,916,447
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(10,596,192)
Foreign currency transactions	(1,018,522)
Total net realized gain (loss)		(11,614,714)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	103,882,129
Assets and liabilities in foreign currencies	(22,561)
Total change in net unrealized appreciation (depreciation)		103,859,568
Net gain (loss)		92,244,854
Net increase (decrease) in net assets resulting from operations		$129,161,301
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$36,916,447	$22,696,698
Net realized gain (loss)	(11,614,714)	1,122,633
Change in net unrealized appreciation (depreciation)	103,859,568	181,251,005
Net increase (decrease) in net assets resulting from operations	129,161,301	205,070,336
Distributions to shareholders	(25,407,967)	(6,996,946)
Share transactions - net increase (decrease)	953,160,143	301,019,880
Total increase (decrease) in net assets	1,056,913,477	499,093,270

Net Assets
Beginning of period	758,203,323	259,110,053
End of period	$1,815,116,800	$758,203,323

Financial Highlights
Fidelity Advisor® Global Commodity Stock Fund Class A

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$16.35	$10.80	$12.14	$12.42	$12.56
Income from Investment Operations
Net investment income (loss) A,B	.47	.48	.28	.35	.21
Net realized and unrealized gain (loss)	3.19	5.24	(1.26)	(.41)	(.22)
Total from investment operations	3.66	5.72	(.98)	(.06)	(.01)
Distributions from net investment income	(.51)	(.17)	(.36)	(.20)	(.09)
Distributions from net realized gain	-	-	-	(.02)	(.05)
Total distributions	(.51)	(.17)	(.36)	(.22)	(.13) C
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$19.50	$16.35	$10.80	$12.14	$12.42
Total Return E,F	23.27%	53.37%	(8.39)%	(.44)%	(.05)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.19%	1.23%	1.31%	1.29%	1.28%
Expenses net of fee waivers, if any	1.19%	1.22%	1.31%	1.28%	1.28%
Expenses net of all reductions	1.19%	1.22%	1.29%	1.28%	1.27%
Net investment income (loss)	2.53%	3.18%	2.53%	2.86%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$128,363	$45,343	$20,453	$25,779	$27,258
Portfolio turnover rate I	42%	37%	40%	55%	70%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Global Commodity Stock Fund Class M

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$16.32	$10.78	$12.12	$12.39	$12.53
Income from Investment Operations
Net investment income (loss) A,B	.42	.44	.25	.31	.16
Net realized and unrealized gain (loss)	3.19	5.24	(1.27)	(.40)	(.20)
Total from investment operations	3.61	5.68	(1.02)	(.09)	(.04)
Distributions from net investment income	(.47)	(.14)	(.32)	(.16)	(.06)
Distributions from net realized gain	-	-	-	(.02)	(.05)
Total distributions	(.47)	(.14)	(.32)	(.18)	(.10) C
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$19.46	$16.32	$10.78	$12.12	$12.39
Total Return E,F	22.93%	52.97%	(8.72)%	(.70)%	(.30)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.46%	1.52%	1.59%	1.59%	1.59%
Expenses net of fee waivers, if any	1.46%	1.52%	1.59%	1.59%	1.59%
Expenses net of all reductions	1.46%	1.52%	1.58%	1.59%	1.58%
Net investment income (loss)	2.26%	2.88%	2.24%	2.55%	1.24%
Supplemental Data
Net assets, end of period (000 omitted)	$24,513	$8,888	$4,378	$5,416	$7,200
Portfolio turnover rate I	42%	37%	40%	55%	70%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Global Commodity Stock Fund Class C

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$16.17	$10.68	$11.99	$12.26	$12.39
Income from Investment Operations
Net investment income (loss) A,B	.33	.37	.20	.26	.11
Net realized and unrealized gain (loss)	3.18	5.20	(1.26)	(.41)	(.19)
Total from investment operations	3.51	5.57	(1.06)	(.15)	(.08)
Distributions from net investment income	(.39)	(.08)	(.25)	(.11)	-
Distributions from net realized gain	-	-	-	(.02)	(.05)
Total distributions	(.39)	(.08)	(.25)	(.12) C	(.05)
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$19.29	$16.17	$10.68	$11.99	$12.26
Total Return E,F	22.34%	52.30%	(9.11)%	(1.16)%	(.67)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.94%	1.97%	2.05%	2.02%	2.00%
Expenses net of fee waivers, if any	1.93%	1.96%	2.04%	2.02%	1.99%
Expenses net of all reductions	1.93%	1.96%	2.03%	2.01%	1.98%
Net investment income (loss)	1.78%	2.44%	1.79%	2.13%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$34,984	$11,020	$7,871	$11,294	$20,793
Portfolio turnover rate I	42%	37%	40%	55%	70%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the contingent deferred sales charge.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Global Commodity Stock Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$16.39	$10.82	$12.15	$12.44	$12.59
Income from Investment Operations
Net investment income (loss) A,B	.52	.53	.31	.37	.23
Net realized and unrealized gain (loss)	3.19	5.26	(1.26)	(.41)	(.20)
Total from investment operations	3.71	5.79	(.95)	(.04)	.03
Distributions from net investment income	(.55)	(.22)	(.38)	(.23)	(.13)
Distributions from net realized gain	-	-	-	(.02)	(.05)
Total distributions	(.55)	(.22)	(.38)	(.25)	(.18)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$19.55	$16.39	$10.82	$12.15	$12.44
Total Return D	23.57%	53.95%	(8.16)%	(.23)%	.23%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.94%	.94%	1.02%	1.06%	1.08%
Expenses net of fee waivers, if any	.94%	.94%	1.02%	1.06%	1.08%
Expenses net of all reductions	.94%	.94%	1.00%	1.06%	1.06%
Net investment income (loss)	2.78%	3.46%	2.82%	3.08%	1.75%
Supplemental Data
Net assets, end of period (000 omitted)	$893,636	$546,863	$176,718	$257,011	$369,563
Portfolio turnover rate G	42%	37%	40%	55%	70%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Global Commodity Stock Fund Class I

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$16.39	$10.81	$12.16	$12.45	$12.60
Income from Investment Operations
Net investment income (loss) A,B	.52	.53	.32	.39	.25
Net realized and unrealized gain (loss)	3.19	5.25	(1.26)	(.41)	(.21)
Total from investment operations	3.71	5.78	(.94)	(.02)	.04
Distributions from net investment income	(.56)	(.20)	(.41)	(.25)	(.14)
Distributions from net realized gain	-	-	-	(.02)	(.05)
Total distributions	(.56)	(.20)	(.41)	(.27)	(.19)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$19.54	$16.39	$10.81	$12.16	$12.45
Total Return D	23.56%	53.97%	(8.11)%	(.06)%	.30%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.92%	.93%	.95%	.92%	.93%
Expenses net of fee waivers, if any	.92%	.93%	.95%	.92%	.93%
Expenses net of all reductions	.92%	.93%	.93%	.91%	.91%
Net investment income (loss)	2.80%	3.48%	2.88%	3.23%	1.90%
Supplemental Data
Net assets, end of period (000 omitted)	$499,191	$85,252	$33,185	$102,633	$117,981
Portfolio turnover rate G	42%	37%	40%	55%	70%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Global Commodity Stock Fund Class Z

Years ended October 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$16.38	$10.81	$12.16	$12.46	$13.84
Income from Investment Operations
Net investment income (loss) B,C	.54	.56	.34	.39	(.01)
Net realized and unrealized gain (loss)	3.19	5.23	(1.26)	(.40)	(1.37)
Total from investment operations	3.73	5.79	(.92)	(.01)	(1.38)
Distributions from net investment income	(.58)	(.22)	(.43)	(.27)	-
Distributions from net realized gain	-	-	-	(.02)	-
Total distributions	(.58)	(.22)	(.43)	(.29)	-
Net asset value, end of period	$19.53	$16.38	$10.81	$12.16	$12.46
Total Return D,E	23.72%	54.07%	(7.99)%	.03%	(9.97)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.79%	.80%	.85%	.83%	.89% H
Expenses net of fee waivers, if any	.79%	.80%	.84%	.83%	.89% H
Expenses net of all reductions	.79%	.80%	.83%	.82%	.87% H
Net investment income (loss)	2.93%	3.60%	2.99%	3.32%	(.70)% H
Supplemental Data
Net assets, end of period (000 omitted)	$234,430	$60,837	$16,505	$104,489	$5,118
Portfolio turnover rate I	42%	37%	40%	55%	70%

A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Global Commodity Stock Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Global Commodity Stock, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$371,384,491
Gross unrealized depreciation	(134,569,081)
Net unrealized appreciation (depreciation)	$236,815,410
Tax Cost	$1,610,294,567

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$26,135,635
Capital loss carryforward	$(184,466,563)
Net unrealized appreciation (depreciation) on securities and other investments	$236,777,418

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(61,986,325)
Long-term	(122,480,238)
Total capital loss carryforward	$(184,466,563)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$25,407,967	$6,996,946

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Global Commodity Stock Fund	1,512,147,404	555,856,181

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .67% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$219,379	$13,130
Class M	.25%	.25%	84,299	-
Class C	.75%	.25%	236,449	90,712
			$540,127	$103,842

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$154,270
Class M	8,165
Class C A	62
$162,497

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$169,451.19
Class M	36,084.21
Class C	44,956.19
Global Commodity Stock	1,440,664.19
Class I	505,023.17
Class Z	60,743.04
	$2,256,921

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Global Commodity Stock Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Global Commodity Stock Fund	$11,168

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Global Commodity Stock Fund	Borrower	$5,090,000	1.81%	$256

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Global Commodity Stock Fund	59,628,011	30,237,287	4,185,902

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Global Commodity Stock Fund	$2,145

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Global Commodity Stock Fund	$12,974	$-	$-

8. Expense Reductions.
In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $43,601.

9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Global Commodity Stock Fund
Distributions to shareholders
Class A	$1,448,690	$330,900
Class M	259,454	55,155
Class C	264,183	54,858
Global Commodity Stock	18,171,488	5,592,593
Class I	3,064,346	607,688
Class Z	2,199,806	355,752
Total	$25,407,967	$6,996,946

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity Global Commodity Stock Fund
Class A
Shares sold	5,245,104	1,497,596	$102,330,553	$23,243,182
Reinvestment of distributions	93,881	24,735	1,435,437	326,260
Shares redeemed	(1,530,075)	(643,914)	(28,265,460)	(9,896,306)
Net increase (decrease)	3,808,910	878,417	$75,500,530	$13,673,136
Class M
Shares sold	994,128	185,666	$18,969,401	$2,932,586
Reinvestment of distributions	16,878	4,164	258,240	54,963
Shares redeemed	(295,956)	(51,392)	(5,535,121)	(761,387)
Net increase (decrease)	715,050	138,438	$13,692,520	$2,226,162
Class C
Shares sold	1,526,059	325,501	$29,910,914	$5,031,255
Reinvestment of distributions	17,324	4,142	263,849	54,381
Shares redeemed	(411,550)	(385,192)	(7,532,050)	(5,709,900)
Net increase (decrease)	1,131,833	(55,549)	$22,642,713	$(624,264)
Global Commodity Stock
Shares sold	37,700,647	26,509,390	$735,708,594	$367,175,381
Reinvestment of distributions	1,053,837	364,169	16,113,170	4,799,750
Shares redeemed	(26,409,632)	(9,830,285)	(482,758,151)	(150,535,532)
Net increase (decrease)	12,344,852	17,043,274	$269,063,613	$221,439,599
Class I
Shares sold	29,119,851	4,496,884	$566,732,834	$70,249,986
Reinvestment of distributions	198,222	45,805	3,028,836	603,715
Shares redeemed	(8,975,269)	(2,409,382)	(163,585,245)	(37,277,273)
Net increase (decrease)	20,342,804	2,133,307	$406,176,425	$33,576,428
Class Z
Shares sold	12,915,308	4,377,495	$249,174,298	$65,145,411
Reinvestment of distributions	129,470	23,487	1,975,709	309,090
Shares redeemed	(4,757,037)	(2,213,665)	(85,065,665)	(34,725,682)
Net increase (decrease)	8,287,741	2,187,317	$166,084,342	$30,728,819

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Global Commodity Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global Commodity Stock Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022
Fidelity® Global Commodity Stock Fund
Class A	1.19%
Actual		$ 1,000	$ 979.90	$ 5.94
Hypothetical- B		$ 1,000	$ 1,019.21	$ 6.06
Class M	1.45%
Actual		$ 1,000	$ 978.90	$ 7.23
Hypothetical- B		$ 1,000	$ 1,017.90	$ 7.38
Class C	1.94%
Actual		$ 1,000	$ 976.20	$ 9.66
Hypothetical- B		$ 1,000	$ 1,015.43	$ 9.86
Fidelity® Global Commodity Stock Fund	.94%
Actual		$ 1,000	$ 981.40	$ 4.69
Hypothetical- B		$ 1,000	$ 1,020.47	$ 4.79
Class I	.92%
Actual		$ 1,000	$ 981.40	$ 4.59
Hypothetical- B		$ 1,000	$ 1,020.57	$ 4.69
Class Z	.79%
Actual		$ 1,000	$ 981.90	$ 3.95
Hypothetical- B		$ 1,000	$ 1,021.22	$ 4.02

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

Class A designates 34%; Class M designates 37%; Class C designates 44%; Global Commodity Stock designates 32%; Class I designates 31% and Class Z designates 30% of the dividends distributed in December during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%; Class M designates 100%; Class C designates 100%; Global Commodity Stock designates 100%; Class I designates 100% and Class Z designates 97% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Global Commodity Stock Fund
Class A	12/06/2021	0.4755	0.0180
Class M	12/06/2021	0.4397	0.0180
Class C	12/06/2021	0.3644	0.0180
Global Commodity Stock	12/06/2021	0.5086	0.0180
Class I	12/06/2021	0.5149	0.0180
Class Z	12/06/2021	0.5310	0.0180

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Commodity Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that the fund had a portfolio manager change in March 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Global Commodity Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Global Commodity Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the total expense ratio of the representative class (retail class), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class ranked equal to the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.879380.113
GCS-ANN-1222
Fidelity® Series Emerging Markets Fund
Fidelity® Series Emerging Markets Opportunities Fund
Fidelity® Series International Growth Fund
Fidelity® Series International Small Cap Fund
Fidelity® Series International Value Fund

Annual Report
October 31, 2022

Contents

Fidelity® Series Emerging Markets Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series Emerging Markets Opportunities Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series International Growth Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series International Small Cap Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series International Value Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Series Emerging Markets Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Life of Fund A
Fidelity® Series Emerging Markets Fund	-36.53%	-6.71%

A     From August 29, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Emerging Markets Fund, on August 29, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

14,000
13,000
12,000
11,000
10,000
9,000
8,000
$7,200
2018
2019
2020
2021
2022
Period Ending Values
$7,482 Fidelity® Series Emerging Markets Fund
$8,759 MSCI Emerging Markets Index

Fidelity® Series Emerging Markets Fund
Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Portfolio Manager John Chow:
For the fiscal year ending October 31, 2022, the fund returned -36.53%, trailing the -31.01% result of the MSCI Emerging Markets Index. By region, security selection in Emerging Asia - especially China and Taiwan - along with an underweighting and picks in Emerging Europe, Middle East, and Africa, hindered the fund's relative result most this period. Among sectors, security selection was the primary detractor, especially within communication services, where media & entertainment stocks were a notable headwind. Investment choices in information technology also hurt. Further hindering performance was security selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. The fund's biggest individual relative detractor was an overweighting in Bilibili, which returned -88% the past year. Sea Limited (-81%), where we added to our out-of-benchmark position the past 12 months, was a key detractor as well. Also holding back performance was our outsized stake in Zai Lab, which returned -80%. In contrast, an underweighting in Emerging Asia and an overweighting in Latin America, Brazil in particular, contributed most to the fund's relative result. By sector, the top contributors to performance versus the benchmark were stock selection and an overweighting in energy. Investment choices among materials and industrials companies also lifted the fund's relative result. Lastly, the fund's position in cash was a notable contributor. The biggest individual relative contributor was an underweight position in Gazprom, which was no longer held at period end. Also bolstering performance was a larger-than-benchmark position in Bank Mandiri, which gained roughly 39%. Another key relative contributor was an outsized stake in Grupo Financiero Banorte (+37%). Notable changes in positioning include higher allocations to Brazil and India. By sector, meaningful shifts in positioning include greater exposure to consumer staples and materials stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series Emerging Markets Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	6.7
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.9
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	3.1
ICICI Bank Ltd. (India, Banks)	2.2
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.1
LG Chemical Ltd. (Korea (South), Chemicals)	1.9
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	1.9
HDFC Bank Ltd. (India, Banks)	1.8
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	1.8
Trip.com Group Ltd. ADR (Cayman Islands, Hotels, Restaurants & Leisure)	1.7
28.1

Market Sectors (% of Fund's net assets)

Financials	24.3
Information Technology	19.0
Consumer Discretionary	13.0
Communication Services	10.0
Materials	7.9
Consumer Staples	5.5
Energy	4.5
Health Care	4.1
Industrials	2.9
Utilities	1.0
Real Estate	0.7

Asset Allocation (% of Fund's net assets)

Foreign investments - 92.3%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® Series Emerging Markets Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 90.4%
	Shares	Value ($)
Bermuda - 1.3%
Credicorp Ltd. (United States)	111,117	16,263,084
Kunlun Energy Co. Ltd.	27,055,030	16,164,809
TOTAL BERMUDA		32,427,893
Brazil - 4.5%
Banco do Brasil SA	775,884	5,560,590
Hypera SA	3,170,514	31,186,490
Localiza Rent a Car SA	4,191	57,232
Localiza Rent a Car SA	1,831,541	25,011,500
Natura & Co. Holding SA (a)	1,753,940	5,076,257
Suzano Papel e Celulose SA	1,056,164	10,877,538
Vale SA	1,648,597	21,424,899
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	3,290,000	10,267,118
TOTAL BRAZIL		109,461,624
Cayman Islands - 16.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	818,000	52,008,440
Bilibili, Inc. ADR (a)(b)	587,635	5,241,704
Chailease Holding Co. Ltd.	1,583,831	7,316,637
JD.com, Inc. sponsored ADR	734,339	27,383,501
KE Holdings, Inc. ADR (a)	1,216,205	12,380,967
Li Ning Co. Ltd.	1,726,182	8,928,167
Meituan Class B (a)(c)	2,717,220	43,504,176
NetEase, Inc. ADR	339,709	18,894,615
Parade Technologies Ltd.	318,408	6,011,982
Pinduoduo, Inc. ADR (a)	454,972	24,946,115
Sea Ltd. ADR (a)	316,700	15,733,656
Silergy Corp.	1,362,703	15,801,170
Sunny Optical Technology Group Co. Ltd.	544,805	4,723,011
Tencent Holdings Ltd.	2,864,992	75,282,804
Trip.com Group Ltd. ADR (a)	1,841,445	41,671,900
Wuxi Biologics (Cayman), Inc. (a)(c)	3,969,251	17,860,210
XP, Inc. Class A (a)	264,829	4,854,316
XPeng, Inc. ADR (a)(b)	849,133	5,621,260
Zai Lab Ltd. (a)	1,357,270	3,126,183
Zai Lab Ltd. ADR (a)	474,628	10,574,712
TOTAL CAYMAN ISLANDS		401,865,526
China - 7.8%
China Construction Bank Corp. (H Shares)	57,064,884	30,283,675
China Life Insurance Co. Ltd. (H Shares)	7,861,106	8,572,203
China Merchants Bank Co. Ltd. (H Shares)	1,207,297	3,968,108
China Tourism Group Duty Free Corp. Ltd. (H Shares) (a)(c)	649,642	12,852,726
Guangzhou Automobile Group Co. Ltd. (H Shares)	31,024,280	18,892,060
Haier Smart Home Co. Ltd.	3,896,278	9,748,575
Industrial & Commercial Bank of China Ltd. (H Shares)	35,651,385	15,478,599
Kweichow Moutai Co. Ltd. (A Shares)	94,246	17,340,925
Ping An Insurance Group Co. of China Ltd. (H Shares)	3,949,902	15,813,000
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	539,661	24,048,977
Wuliangye Yibin Co. Ltd. (A Shares)	1,053,170	19,252,379
Zijin Mining Group Co. Ltd. (H Shares)	15,672,458	14,974,354
TOTAL CHINA		191,225,581
Hong Kong - 0.3%
China Resources Beer Holdings Co. Ltd.	1,448,390	6,827,111
Hungary - 0.4%
Richter Gedeon PLC	534,606	10,556,162
India - 16.3%
Axis Bank Ltd.	1,018,694	11,149,272
Bharti Airtel Ltd.	3,487,396	35,050,900
Eicher Motors Ltd.	313,815	14,596,871
HDFC Bank Ltd. (a)	2,456,660	44,583,242
HDFC Standard Life Insurance Co. Ltd. (c)	2,167,056	14,148,169
Hindustan Unilever Ltd.	296,589	9,138,796
Housing Development Finance Corp. Ltd.	789,337	23,550,429
ICICI Bank Ltd.	4,830,052	53,106,512
Infosys Ltd.	2,002,725	37,200,895
ITC Ltd.	2,178,666	9,177,348
Larsen & Toubro Ltd.	1,279,686	31,274,858
NTPC Ltd.	4,592,556	9,603,424
Oil & Natural Gas Corp. Ltd.	1,120,771	1,814,923
PVR Ltd. (a)	621,923	13,335,508
Reliance Industries Ltd.	1,505,314	46,363,235
Tata Consultancy Services Ltd.	186,605	7,198,088
Tata Steel Ltd.	18,420,085	22,596,758
Ultratech Cement Ltd.	158,107	12,825,327
TOTAL INDIA		396,714,555
Indonesia - 4.1%
PT Avia Avian Tbk	72,384,227	3,642,995
PT Bank Central Asia Tbk	31,000,232	17,490,113
PT Bank Mandiri (Persero) Tbk	51,608,268	34,907,339
PT Bank Rakyat Indonesia (Persero) Tbk	32,565,821	9,708,676
PT Telkom Indonesia Persero Tbk	31,400,195	8,818,773
PT United Tractors Tbk	12,517,236	25,921,252
TOTAL INDONESIA		100,489,148
Korea (South) - 13.8%
Db Insurance Co. Ltd.	288,532	11,381,016
Hana Financial Group, Inc.	461,564	13,339,346
Hansol Chemical Co. Ltd.	53,259	6,921,745
Hyundai Fire & Marine Insurance Co. Ltd.	309,884	7,229,729
Hyundai Motor Co.	119,360	13,756,355
KB Financial Group, Inc.	538,225	18,074,356
Kia Corp.	97,995	4,551,935
LG Chemical Ltd.	107,861	47,306,130
NAVER Corp.	118,997	14,131,373
POSCO	196,730	34,219,285
Samsung Electronics Co. Ltd.	2,853,854	118,767,289
Shinhan Financial Group Co. Ltd.	267,722	6,790,888
SK Hynix, Inc.	599,294	34,723,547
Woori Financial Group, Inc.	557,831	4,592,183
TOTAL KOREA (SOUTH)		335,785,177
Mexico - 4.0%
America Movil S.A.B. de CV Series L	14,945,222	14,143,386
CEMEX S.A.B. de CV sponsored ADR (a)	620,847	2,396,469
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	137,376	9,838,869
Gruma S.A.B. de CV Series B	168,000	1,948,793
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	224,224	5,247,699
Grupo Financiero Banorte S.A.B. de CV Series O	4,546,672	36,957,630
Grupo Mexico SA de CV Series B	1,461,116	5,297,126
Sitios Latinoamerica S.A.B. de CV (a)	709,283	206,917
Wal-Mart de Mexico SA de CV Series V	5,723,902	22,109,232
TOTAL MEXICO		98,146,121
Netherlands - 0.1%
Yandex NV Series A (a)(d)	583,741	2,002,138
Philippines - 0.2%
Ayala Land, Inc.	10,464,976	4,630,266
Russia - 0.0%
LUKOIL PJSC (d)	568,462	263,852
Sberbank of Russia (a)(d)	5,098,115	47,004
TOTAL RUSSIA		310,856
Saudi Arabia - 4.3%
Al Rajhi Bank	1,731,677	39,264,649
Alinma Bank	2,744,676	27,391,612
Dr Sulaiman Al Habib Medical Services Group Co.	82,914	5,000,150
Saudi Arabian Oil Co. (c)	803,166	7,459,779
Saudi Telecom Co.	905,238	9,732,835
The Saudi National Bank	964,672	15,249,702
TOTAL SAUDI ARABIA		104,098,727
South Africa - 3.8%
Absa Group Ltd.	2,081,751	22,636,758
Capitec Bank Holdings Ltd.	50,461	5,221,077
Impala Platinum Holdings Ltd.	1,174,133	12,021,556
MTN Group Ltd.	4,102,572	28,999,140
Naspers Ltd. Class N	221,778	22,861,292
TOTAL SOUTH AFRICA		91,739,823
Taiwan - 9.9%
E.SUN Financial Holdings Co. Ltd.	6,440,088	4,632,295
eMemory Technology, Inc.	522,416	17,411,707
Hon Hai Precision Industry Co. Ltd. (Foxconn)	4,479,276	14,234,693
International Games Systems Co. Ltd.	25,000	272,447
MediaTek, Inc.	1,869,210	34,192,159
Taiwan Semiconductor Manufacturing Co. Ltd.	13,582,797	163,135,755
Unimicron Technology Corp.	2,042,672	7,884,686
TOTAL TAIWAN		241,763,742
Thailand - 1.8%
Bangkok Bank PCL (For. Reg.)	2,396,753	9,166,186
CP ALL PCL (For. Reg.)	14,694,795	23,174,864
SCB X PCL (For. Reg.)	1,217,321	3,391,668
Thai Beverage PCL	22,210,665	9,021,710
TOTAL THAILAND		44,754,428
United Arab Emirates - 0.7%
Abu Dhabi Commercial Bank PJSC	4,438,100	11,418,160
First Abu Dhabi Bank PJSC	1,045,604	5,095,508
TOTAL UNITED ARAB EMIRATES		16,513,668
United States of America - 0.6%
Li Auto, Inc. ADR (a)	1,043,725	14,215,535
TOTAL COMMON STOCKS (Cost $2,569,974,927)		2,203,528,081

Nonconvertible Preferred Stocks - 2.5%
	Shares	Value ($)
Brazil - 2.5%
Banco Bradesco SA (PN)	1,272,800	4,893,584
Itau Unibanco Holding SA	5,151,070	30,315,077
Petroleo Brasileiro SA - Petrobras sponsored ADR	1,995,657	25,584,323

TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $49,517,522)		60,792,984

Government Obligations - 0.2%
	Principal Amount (e)	Value ($)
United States of America - 0.2%
U.S. Treasury Bills, yield at date of purchase 3.1% to 3.99% 12/15/22 to 1/26/23 (f) (Cost $4,700,734)	4,720,000	4,698,696

Money Market Funds - 7.6%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (g)	175,875,857	175,911,032
Fidelity Securities Lending Cash Central Fund 3.10% (g)(h)	9,724,353	9,725,325
TOTAL MONEY MARKET FUNDS (Cost $185,636,357)		185,636,357

TOTAL INVESTMENT IN SECURITIES - 100.7% (Cost $2,809,829,540)	2,454,656,118
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(17,912,408)
NET ASSETS - 100.0%	2,436,743,710

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	1,740	Dec 2022	74,263,200	(11,805,038)	(11,805,038)

The notional amount of futures purchased as a percentage of Net Assets is 3.0%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $95,825,060 or 3.9% of net assets.

(d)	Level 3 security
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,698,696.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	162,778,712	1,214,157,924	1,201,025,604	1,849,997	-	-	175,911,032	0.4%
Fidelity Securities Lending Cash Central Fund 3.10%	13,301,000	407,730,437	411,306,112	176,679	-	-	9,725,325	0.0%
Total	176,079,712	1,621,888,361	1,612,331,716	2,026,676	-	-	185,636,357

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	241,846,196	155,742,481	84,101,577	2,002,138
Consumer Discretionary	315,538,908	249,173,440	66,365,468	-
Consumer Staples	132,906,284	132,906,284	-	-
Energy	107,407,364	107,143,512	-	263,852
Financials	593,842,392	401,092,913	192,702,475	47,004
Health Care	102,352,884	84,492,674	17,860,210	-
Industrials	71,858,407	71,858,407	-	-
Information Technology	461,284,982	298,149,227	163,135,755	-
Materials	194,504,182	148,263,341	46,240,841	-
Real Estate	17,011,233	12,380,967	4,630,266	-
Utilities	25,768,233	25,768,233	-	-

Government Obligations	4,698,696	-	4,698,696	-

Money Market Funds	185,636,357	185,636,357	-	-
Total Investments in Securities:	2,454,656,118	1,872,607,836	579,735,288	2,312,994
Derivative Instruments:

Liabilities
Futures Contracts	(11,805,038)	(11,805,038)	-	-
Total Liabilities	(11,805,038)	(11,805,038)	-	-
Total Derivative Instruments:	(11,805,038)	(11,805,038)	-	-

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Communication Services
Beginning Balance	$-
Net Realized Gain (Loss) on Investment Securities	661,317
Net Unrealized Gain (Loss) on Investment Securities	(30,166,606)
Cost of Purchases	12,617,724
Proceeds of Sales	(7,589,606)
Amortization/Accretion	-
Transfers into Level 3	26,479,309
Transfers out of Level 3	-
Ending Balance	$2,002,138
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(30,166,606)
Energy
Beginning Balance	$-
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(57,418,162)
Cost of Purchases	2,619,233
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	55,062,781
Transfers out of Level 3	-
Ending Balance	$263,852
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(57,418,162)
Financials
Beginning Balance	$-
Net Realized Gain (Loss) on Investment Securities	(4,465,710)
Net Unrealized Gain (Loss) on Investment Securities	(29,869,684)
Cost of Purchases	11,276,019
Proceeds of Sales	(14,023,318)
Amortization/Accretion	-
Transfers into Level 3	37,129,697
Transfers out of Level 3	-
Ending Balance	$47,004
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(29,869,684)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(11,805,038)
Total Equity Risk	0	(11,805,038)
Total Value of Derivatives	0	(11,805,038)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Series Emerging Markets Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $9,080,358) - See accompanying schedule:
Unaffiliated issuers (cost $2,624,193,183)	$2,269,019,761
Fidelity Central Funds (cost $185,636,357)	185,636,357

Total Investment in Securities (cost $2,809,829,540)		$2,454,656,118
Foreign currency held at value (cost $5,696,955)		5,675,031
Receivable for investments sold		13,498,232
Receivable for fund shares sold		111,054,787
Dividends receivable		2,212,530
Distributions receivable from Fidelity Central Funds		442,734
Receivable from investment adviser for expense reductions		77,631
Other receivables		984,209
Total assets		2,588,601,272
Liabilities
Payable for investments purchased	$134,712,089
Payable for fund shares redeemed	36,542
Payable for daily variation margin on futures contracts	263,554
Other payables and accrued expenses	7,120,052
Collateral on securities loaned	9,725,325
Total Liabilities		151,857,562
Net Assets		$2,436,743,710
Net Assets consist of:
Paid in capital		$3,110,550,249
Total accumulated earnings (loss)		(673,806,539)
Net Assets		$2,436,743,710
Net Asset Value , offering price and redemption price per share ($2,436,743,710 ÷ 351,287,840 shares)		$6.94

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$75,340,771
Non-Cash dividends		5,367,621
Interest		45,246
Income from Fidelity Central Funds (including $176,679 from security lending)		2,026,676
Income before foreign taxes withheld		82,780,314
Less foreign taxes withheld		(7,889,014)
Total Income		74,891,300
Expenses
Custodian fees and expenses	995,148
Independent trustees' fees and expenses	9,974
Total expenses before reductions	1,005,122
Expense reductions	(624,168)
Total expenses after reductions		380,954
Net Investment income (loss)		74,510,346
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $372,421)	(295,313,701)
Foreign currency transactions	(993,181)
Futures contracts	(28,320,825)
Total net realized gain (loss)		(324,627,707)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $2,910,443)	(1,018,489,253)
Assets and liabilities in foreign currencies	(134,543)
Futures contracts	(8,802,473)
Total change in net unrealized appreciation (depreciation)		(1,027,426,269)
Net gain (loss)		(1,352,053,976)
Net increase (decrease) in net assets resulting from operations		$(1,277,543,630)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$74,510,346	$58,276,181
Net realized gain (loss)	(324,627,707)	327,438,278
Change in net unrealized appreciation (depreciation)	(1,027,426,269)	193,605,419
Net increase (decrease) in net assets resulting from operations	(1,277,543,630)	579,319,878
Distributions to shareholders	(105,313,301)	(47,189,249)
Share transactions
Proceeds from sales of shares	739,859,925	595,001,775
Reinvestment of distributions	105,313,301	47,189,249
Cost of shares redeemed	(265,266,031)	(930,503,195)
Net increase (decrease) in net assets resulting from share transactions	579,907,195	(288,312,171)
Total increase (decrease) in net assets	(802,949,736)	243,818,458

Net Assets
Beginning of period	3,239,693,446	2,995,874,988
End of period	$2,436,743,710	$3,239,693,446

Other Information
Shares
Sold	84,221,344	51,314,277
Issued in reinvestment of distributions	9,925,853	4,297,746
Redeemed	(29,402,412)	(79,489,388)
Net increase (decrease)	64,744,785	(23,877,365)

Financial Highlights
Fidelity® Series Emerging Markets Fund

Years ended October 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$11.31	$9.65	$9.48	$8.87	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.23	.20	.17	.30 D	.01
Net realized and unrealized gain (loss)	(4.24)	1.62	.22	.35	(1.14)
Total from investment operations	(4.01)	1.82	.39	.65	(1.13)
Distributions from net investment income	(.30)	(.16)	(.22)	(.04)	-
Distributions from net realized gain	(.07)	-	-	-	-
Total distributions	(.36) E	(.16)	(.22)	(.04)	-
Net asset value, end of period	$6.94	$11.31	$9.65	$9.48	$8.87
Total Return F,G	(36.53)%	18.88%	4.16%	7.33%	(11.30)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.04%	.04%	.05%	.04%	.04% J
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01% J
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01% J
Net investment income (loss)	2.61%	1.70%	1.86%	3.24% D	.65% J
Supplemental Data
Net assets, end of period (000 omitted)	$2,436,744	$3,239,693	$2,995,875	$2,065,165	$1,431,017
Portfolio turnover rate K	65%	78%	117% L	47%	15% L,M

A For the period August 29, 2018 (commencement of operations) through October 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.50%.

E Total distributions per share do not sum due to rounding.

F Total returns for periods of less than one year are not annualized.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

L Portfolio turnover rate excludes securities received or delivered in-kind.

M Amount not annualized.

Fidelity® Series Emerging Markets Opportunities Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Emerging Markets Opportunities Fund	-35.33%	-2.28%	2.19%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Emerging Markets Opportunities Fund on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

21,000
20,000
17,500
15,000
12,500
10,000
9,000
$8,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$12,416 Fidelity® Series Emerging Markets Opportunities Fund
$10,858 MSCI Emerging Markets Index

Fidelity® Series Emerging Markets Opportunities Fund
Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Co-Managers Priyanshu Bakshi, Di Chen, and Gregory Lee:
For the fiscal year ending October 31, 2022, the fund returned -35.33%, trailing the -31.01% result of the benchmark MSCI Emerging Markets Index. By region, stock picks in Emerging Asia and Emerging Europe, namely Russia, hurt the fund's relative result most this period. Versus the benchmark, security selection was the primary detractor, especially within the communication services sector. Picks among financials and health care stocks also hurt. The fund's largest individual relative detractor was an outsized stake in Yandex, which returned roughly -96% the past 12 months. Further pressuring performance was our overweighting in TCS Group, which returned -99%. Another notable relative detractor was an out-of-benchmark position in Sea (-85%), where we increased our stake the past year. In contrast, an overweighting in Latin America and an underweighting in Emerging Asia, primarily driven by China, contributed most to the portfolio's relative result. By sector, the top contributor to performance versus the benchmark were stock picks in materials. Strong investment choices among industrials companies, primarily in the transportation industry, also boosted the fund's relative result. Security selection and an underweighting in real estate proved beneficial as well. Lastly, the fund's position in cash was a notable contributor. The portfolio's top individual relative contributor was an outsized stake in Sociedad Química y Minera de Chile, which gained about 82% the past year. The fund's non-benchmark investment in HDFC Bank, one of our biggest holdings, returned about -14%. Another notable relative contributor was a larger-than-benchmark position in Pinduoduo (-37%). This period we added to our stake. Notable changes in positioning include a higher allocation to Brazil and India. By sector, meaningful shifts in positioning include increased exposure to industrials and a less exposure to communication services stocks.
Note to shareholders: On January 28, 2022, former co-manager Steven Kaye came off of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series Emerging Markets Opportunities Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	6.1
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.6
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	3.1
HDFC Bank Ltd. (India, Banks)	2.7
Alibaba Group Holding Ltd. (Cayman Islands, Internet & Direct Marketing Retail)	2.1
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	2.0
Infosys Ltd.	1.5
China Construction Bank Corp. (H Shares) (China, Banks)	1.5
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	1.4
Grupo Financiero Banorte S.A.B. de CV Series O (Mexico, Banks)	1.2
26.2

Market Sectors (% of Fund's net assets)

Financials	22.2
Information Technology	19.2
Consumer Discretionary	12.0
Materials	9.3
Communication Services	6.9
Consumer Staples	6.1
Industrials	5.8
Energy	5.1
Health Care	3.5
Utilities	3.4
Real Estate	1.3

Asset Allocation (% of Fund's net assets)

Foreign investments - 92.6%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® Series Emerging Markets Opportunities Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 90.9%
	Shares	Value ($)
Belgium - 0.3%
Titan Cement International Trading SA (a)	5,898,500	65,636,709
Bermuda - 1.3%
China Gas Holdings Ltd.	43,145,600	38,255,639
Credicorp Ltd. (United States)	939,622	137,523,076
Huanxi Media Group Ltd. (b)	142,155,870	16,298,852
Kerry Properties Ltd.	10,509,000	16,627,720
Kunlun Energy Co. Ltd.	74,018,000	44,224,191
Pacific Basin Shipping Ltd.	62,296,000	15,078,685
Shangri-La Asia Ltd. (b)	25,114,000	13,885,302
TOTAL BERMUDA		281,893,465
Brazil - 4.9%
Arezzo Industria e Comercio SA	2,313,875	46,810,558
Atacadao SA	29,028,400	109,358,758
Dexco SA	27,407,210	51,413,390
ENGIE Brasil Energia SA	7,054,700	54,929,829
Equatorial Energia SA	13,252,300	77,043,184
Localiza Rent a Car SA	12,674,960	173,089,087
LOG Commercial Properties e Participacoes SA (a)	5,669,311	24,979,870
Lojas Renner SA	12,473,683	74,617,521
Rede D'Oregon Sao Luiz SA (c)	9,046,600	56,340,939
Rumo SA	25,246,500	108,209,759
Suzano Papel e Celulose SA	7,655,100	78,840,639
Transmissora Alianca de Energia Eletrica SA unit	6,784,700	52,788,131
Vale SA sponsored ADR (d)	14,114,270	182,638,654
TOTAL BRAZIL		1,091,060,319
Canada - 0.8%
Barrick Gold Corp.	12,536,500	188,423,595
Cayman Islands - 17.4%
Akeso, Inc. (b)(c)	5,235,545	21,009,812
Alibaba Group Holding Ltd. (b)	59,540,985	462,925,604
Alibaba Group Holding Ltd. sponsored ADR (b)	286,121	18,191,573
Angelalign Technology, Inc. (c)(d)	922,000	8,139,802
Ant International Co. Ltd. Class C (b)(e)(f)	9,361,123	14,416,129
Antengene Corp. (b)(c)	16,122,025	6,839,330
Archosaur Games, Inc. (b)(c)	2,704,865	778,760
Baidu, Inc. sponsored ADR (b)	332,743	25,478,132
BeiGene Ltd. ADR (b)	43,800	7,397,382
Bilibili, Inc. ADR (b)(d)	6,260,531	55,843,937
BizLink Holding, Inc.	5,165,000	39,473,321
Chailease Holding Co. Ltd.	30,887,341	142,686,607
China Resources Land Ltd.	9,045,720	28,348,361
CK Asset Holdings Ltd.	2,608,500	14,422,159
Daqo New Energy Corp. ADR (b)	109,350	4,810,307
ENN Energy Holdings Ltd.	7,039,300	69,992,594
ESR Group Ltd. (c)	6,587,200	11,244,894
GlobalFoundries, Inc.	314,681	17,842,413
Greentown China Holdings Ltd.	5,034,000	4,790,530
Haitian International Holdings Ltd.	18,609,306	37,267,686
Hansoh Pharmaceutical Group Co. Ltd. (c)	21,389,724	33,026,116
Innovent Biologics, Inc. (b)(c)	8,599,362	30,455,149
Jacobio Pharmaceuticals Group Co. Ltd. (b)(c)	18,739,328	8,259,996
JD Health International, Inc. (b)(c)	2,522,058	13,831,776
JD.com, Inc.:
Class A	6,456,159	117,570,012
sponsored ADR (d)	1,584,375	59,081,344
KE Holdings, Inc. ADR (b)	999,800	10,177,964
Kuaishou Technology Class B (b)(c)	4,551,927	18,730,420
Li Ning Co. Ltd.	23,375,048	120,900,543
Longfor Properties Co. Ltd. (c)	751,756	957,694
Medlive Technology Co. Ltd. (c)	11,039,780	9,535,420
Meituan Class B (b)(c)	20,035,936	320,786,273
NetEase, Inc. ADR	1,676,424	93,242,703
PagSeguro Digital Ltd. (b)(d)	13,690,549	187,286,710
Parade Technologies Ltd.	807,752	15,251,472
Pinduoduo, Inc. ADR (b)	4,721,201	258,863,451
Sea Ltd. ADR (b)(d)	4,692,719	233,134,280
Silergy Corp.	3,226,591	37,413,810
StoneCo Ltd. Class A (b)	5,848,800	61,412,400
Sunny Optical Technology Group Co. Ltd.	3,889,156	33,715,779
Tencent Holdings Ltd.	26,380,043	693,182,954
Tencent Music Entertainment Group ADR (b)	2,320,459	8,376,857
Tongdao Liepin Group (b)	8,726,062	7,603,685
Trip.com Group Ltd. ADR (b)	6,754,577	152,856,078
Uni-President China Holdings Ltd.	48,748,000	36,019,237
Wuxi Biologics (Cayman), Inc. (b)(c)	18,390,087	82,748,816
Xinyi Solar Holdings Ltd.	23,167,154	22,991,105
XP, Inc. Class A (b)(d)	9,143,965	167,608,878
XPeng, Inc. ADR (b)(d)	3,440,999	22,779,413
Zai Lab Ltd. (a)(b)	11,266,002	25,948,841
Zai Lab Ltd. ADR (a)(b)	49,300	1,098,404
TOTAL CAYMAN ISLANDS		3,876,746,913
Chile - 1.3%
Banco de Chile	1,275,662,800	116,668,726
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	1,873,962	175,552,760
TOTAL CHILE		292,221,486
China - 7.1%
Asymchem Laboratories Tianjin Co. Ltd. (H Shares) (c)	728,780	7,798,758
Bafang Electric Suzhou Co. Ltd. (A Shares)	862,174	13,746,805
Beijing Enlight Media Co. Ltd. (A Shares)	20,566,276	18,952,887
BYD Co. Ltd. (H Shares)	1,119,326	25,054,057
C&S Paper Co. Ltd. (A Shares)	22,252,600	28,520,771
China Communications Services Corp. Ltd. (H Shares)	82,018,000	22,882,475
China Construction Bank Corp. (H Shares)	641,111,000	340,230,208
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (A Shares)	4,020,528	7,217,560
China Petroleum & Chemical Corp. (H Shares)	259,564,000	102,872,078
China Tourism Group Duty Free Corp. Ltd. (A Shares)	334,600	7,347,281
China Tower Corp. Ltd. (H Shares) (c)	162,899,186	14,734,214
Daqin Railway Co. Ltd. (A Shares)	88,037,700	77,273,639
Flat Glass Group Co. Ltd. (d)	6,056,781	14,181,987
Gemdale Corp. (A Shares)	2,996,700	3,208,889
Haier Smart Home Co. Ltd.	25,735,016	64,389,586
Haier Smart Home Co. Ltd. (A Shares)	1,171,203	3,335,801
Hangzhou First Applied Material Co. Ltd. (A Shares)	1,056,240	9,265,187
Hongfa Technology Co. Ltd. (A Shares)	9,013,440	42,346,345
LONGi Green Energy Technology Co. Ltd.	2,042,740	13,420,787
Pharmaron Beijing Co. Ltd. (H Shares) (c)	3,292,762	11,074,241
Ping An Insurance Group Co. of China Ltd. (H Shares)	56,991,000	228,157,228
Poly Developments & Holdings (A Shares)	1,927,734	3,642,762
Proya Cosmetics Co. Ltd. (A Shares)	5,145,230	117,764,887
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	2,052,739	91,476,452
Sinopec Engineering Group Co. Ltd. (H Shares)	54,259,687	19,423,760
Sinopharm Group Co. Ltd. (H Shares)	12,140,800	23,138,149
TravelSky Technology Ltd. (H Shares)	24,719,000	35,899,257
Tsingtao Brewery Co. Ltd. (H Shares)	20,373,384	142,749,819
Venus MedTech Hangzhou, Inc. (H Shares) (b)(c)	6,260,487	7,696,356
Will Semiconductor Ltd.	452,625	4,547,385
WuXi AppTec Co. Ltd. (H Shares) (c)	3,056,704	24,493,663
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	15,632,000	67,808,068
TOTAL CHINA		1,594,651,342
Cyprus - 0.0%
Fix Price Group Ltd. GDR (Reg. S) (f)	5,084,349	1,877,803
Galaxy Cosmos Mezz PLC (b)	3,187,556	514,727
Sunrisemezz Ltd. (b)	2,973,378	240,658
TCS Group Holding PLC GDR (b)(f)	4,004,379	5,023,694
TOTAL CYPRUS		7,656,882
Germany - 0.2%
Delivery Hero AG (b)(c)	1,090,514	35,887,643
Greece - 0.5%
Alpha Bank SA (b)	86,064,100	79,779,571
Piraeus Financial Holdings SA (b)	20,813,647	25,670,220
TOTAL GREECE		105,449,791
Hong Kong - 1.4%
AIA Group Ltd.	14,558,800	110,279,912
China Merchants Holdings International Co. Ltd.	21,733,398	25,472,124
China Overseas Land and Investment Ltd.	12,122,900	23,134,922
China Resources Beer Holdings Co. Ltd.	24,560,666	115,768,810
Guangdong Investment Ltd.	60,640,000	38,239,667
Sino-Ocean Group Holding Ltd.	29,284,500	1,939,951
TOTAL HONG KONG		314,835,386
Hungary - 0.1%
Richter Gedeon PLC	1,760,700	34,766,230
India - 16.8%
Adani Ports & Special Economic Zone Ltd.	9,071,547	90,249,729
Apollo Hospitals Enterprise Ltd.	1,233,100	67,293,178
Bajaj Finance Ltd.	2,213,477	191,028,039
Bandhan Bank Ltd. (b)(c)	29,752,232	85,738,040
Bharat Electronics Ltd.	65,852,100	84,999,962
CE Info Systems Ltd.	849,648	13,427,784
Delhivery Private Ltd.	698,316	2,903,604
Divi's Laboratories Ltd.	784,000	34,179,483
Embassy Office Parks (REIT)	2,265,500	9,424,896
HDFC Bank Ltd. (b)	32,700,488	593,445,473
HDFC Standard Life Insurance Co. Ltd. (c)	19,825,041	129,432,754
Indraprastha Gas Ltd.	11,866,994	61,392,126
Indus Towers Ltd.	1,964,000	4,401,087
Infosys Ltd.	4,421,351	82,127,209
Infosys Ltd. sponsored ADR	17,845,425	334,244,810
ITC Ltd.	32,040,454	134,966,252
JK Cement Ltd. (a)	4,684,331	153,502,664
Larsen & Toubro Ltd.	5,757,844	140,718,703
Mahanagar Gas Ltd.	4,235,034	44,082,110
Manappuram General Finance & Leasing Ltd.	30,717,187	39,073,687
Maruti Suzuki India Ltd.	827,245	95,212,122
NTPC Ltd.	47,282,145	98,870,975
Oberoi Realty Ltd.	1,728,872	19,311,446
Oil & Natural Gas Corp. Ltd.	46,102,600	74,656,361
Petronet LNG Ltd.	12,081,180	29,998,629
Pine Labs Private Ltd. (b)(e)(f)	9,606	4,820,195
Power Grid Corp. of India Ltd.	46,144,554	127,179,029
Reliance Industries Ltd.	14,370,792	442,616,227
Shree Cement Ltd.	370,268	101,716,350
Sun Pharmaceutical Industries Ltd.	1,655,800	20,340,457
Tata Motors Ltd. (b)	10,911,050	54,628,287
Tata Steel Ltd.	120,497,800	147,820,145
Torrent Pharmaceuticals Ltd.	1,565,272	31,199,551
Vijaya Diagnostic Centre Pvt Ltd.	1,837,200	9,700,895
Voltas Ltd.	3,077,381	32,573,100
Zomato Ltd. (b)	214,258,017	163,320,619
TOTAL INDIA		3,750,595,978
Indonesia - 2.5%
PT Astra International Tbk	99,511,900	42,426,936
PT Bank Central Asia Tbk	386,543,160	218,084,937
PT Bank Rakyat Indonesia (Persero) Tbk	780,793,039	232,773,690
PT Dayamitra Telekomunikasi Tbk	104,720,900	4,800,477
PT Sumber Alfaria Trijaya Tbk	138,845,700	25,103,053
PT United Tractors Tbk	17,356,200	35,941,995
TOTAL INDONESIA		559,131,088
Japan - 0.7%
Capcom Co. Ltd.	644,983	17,979,451
JTOWER, Inc. (b)	286,780	11,668,308
Money Forward, Inc. (b)	537,206	15,318,292
Renesas Electronics Corp. (b)	3,446,613	28,833,511
Sumco Corp.	1,479,268	18,792,409
Z Holdings Corp.	27,822,275	71,802,608
TOTAL JAPAN		164,394,579
Korea (South) - 11.6%
AMOREPACIFIC Group, Inc.	1,924,119	33,297,186
Coway Co. Ltd.	1,164,470	45,116,155
Hana Financial Group, Inc.	1,113,273	32,173,942
Hanon Systems	3,903,700	21,332,890
Hyundai Fire & Marine Insurance Co. Ltd.	2,411,330	56,257,384
Jeisys Medical, Inc. (b)	638,010	3,169,220
Kakao Corp.	2,009,835	71,391,583
Kakao Pay Corp. (b)(d)	629,653	15,594,424
KB Financial Group, Inc.	4,702,855	157,928,515
Kia Corp.	2,087,049	96,944,868
Korea Zinc Co. Ltd.	123,716	55,473,363
L&F Co. Ltd. (b)(d)	31,000	4,886,781
LG Chemical Ltd.	145,176	63,671,900
LG Corp.	950,738	52,755,128
LG Electronics, Inc.	238,715	13,647,356
LG Innotek Co. Ltd.	30,760	6,389,836
NAVER Corp.	396,661	47,105,092
NCSOFT Corp.	142,684	38,986,885
Netmarble Corp. (c)	157,677	4,926,992
POSCO	1,105,806	192,344,281
S-Oil Corp.	836,750	50,651,010
Samsung Biologics Co. Ltd. (b)(c)	158,578	97,436,388
Samsung Electronics Co. Ltd.	24,584,198	1,023,107,195
Samsung SDI Co. Ltd.	268,863	138,828,035
SK Hynix, Inc.	4,407,260	255,359,977
Studio Dragon Corp. (b)	251,586	12,056,499
TOTAL KOREA (SOUTH)		2,590,832,885
Luxembourg - 0.6%
Adecoagro SA (d)	629,118	5,448,162
Globant SA (b)	291,114	54,927,390
Tenaris SA sponsored ADR	2,509,700	78,854,774
TOTAL LUXEMBOURG		139,230,326
Mauritius - 0.0%
Jumo World Ltd. (b)(f)	2,021	8,222,014
Mexico - 3.4%
CEMEX S.A.B. de CV sponsored ADR (b)	52,268,900	201,757,954
Corporacion Inmobiliaria Vesta S.A.B. de CV	18,182,184	39,515,714
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	4,936,400	76,463,996
Grupo Aeroportuario del Sureste S.A.B. de CV Series B sponsored ADR	291,600	68,065,272
Grupo Aeroportuario Norte S.A.B. de CV	4,411,100	35,140,969
Grupo Financiero Banorte S.A.B. de CV Series O	32,844,278	266,974,763
Wal-Mart de Mexico SA de CV Series V	20,491,000	79,148,853
TOTAL MEXICO		767,067,521
Netherlands - 0.2%
CTP BV (c)	237,377	2,463,172
NXP Semiconductors NV	95,096	13,891,624
X5 Retail Group NV GDR (Reg. S) (f)	6,393,700	1,334,941
Yandex NV Series A (b)(d)(f)	6,677,608	22,903,127
TOTAL NETHERLANDS		40,592,864
Panama - 0.2%
Copa Holdings SA Class A (b)(d)	526,559	39,613,034
Philippines - 0.2%
Ayala Land, Inc.	41,226,524	18,240,823
SM Investments Corp.	2,563,000	36,418,841
TOTAL PHILIPPINES		54,659,664
Poland - 0.2%
CD Projekt RED SA (d)	1,567,280	41,725,412
Russia - 0.0%
Gazprom OAO sponsored ADR (Reg. S) (b)(f)	10,986,900	2,509,847
LSR Group OJSC (b)(f)	98,230	148,176
LUKOIL PJSC sponsored ADR (f)	2,479,000	701,284
Novatek PJSC GDR (Reg. S) (f)	648,900	165,774
Sberbank of Russia (b)(f)	12,899,053	118,929
Sberbank of Russia sponsored ADR (b)(f)	19,633,994	349,485
Severstal PAO GDR (Reg. S) (f)	6,035,400	142,496
TOTAL RUSSIA		4,135,991
Saudi Arabia - 4.0%
Al Rajhi Bank	11,433,615	259,249,777
Alinma Bank	14,319,200	142,904,286
Bupa Arabia for Cooperative Insurance Co.	2,083,500	107,015,342
Saudi Arabian Oil Co. (c)	4,638,810	43,085,114
Saudi Tadawul Group Holding Co.	1,904,700	110,098,559
The Saudi National Bank	14,350,100	226,848,862
TOTAL SAUDI ARABIA		889,201,940
Singapore - 0.9%
CapitaLand Investment Ltd.	14,888,800	31,658,158
First Resources Ltd.	68,074,400	71,652,201
United Overseas Bank Ltd.	4,648,400	91,155,400
TOTAL SINGAPORE		194,465,759
South Africa - 3.0%
Capitec Bank Holdings Ltd. (d)	1,295,861	134,079,594
FirstRand Ltd. (d)	44,073,061	154,398,175
Impala Platinum Holdings Ltd.	20,081,502	205,607,799
Naspers Ltd. Class N	551,310	56,830,068
Pick 'n Pay Stores Ltd. (a)(d)	37,310,884	119,922,945
TOTAL SOUTH AFRICA		670,838,581
Taiwan - 7.7%
ECLAT Textile Co. Ltd.	3,446,000	45,353,352
eMemory Technology, Inc.	580,814	19,358,066
GlobalWafers Co. Ltd.	1,112,000	12,359,769
MediaTek, Inc.	7,219,875	132,068,154
Taiwan Semiconductor Manufacturing Co. Ltd.	113,453,141	1,362,625,315
Uni-President Enterprises Corp.	38,668,000	78,525,268
Unimicron Technology Corp.	7,120,349	27,484,450
United Microelectronics Corp.	3,139,453	3,771,384
Wiwynn Corp.	1,510,292	33,901,265
TOTAL TAIWAN		1,715,447,023
Thailand - 0.5%
Carabao Group PCL (For. Reg.)	11,955,400	28,360,490
Land & House PCL (For. Reg.)	55,067,500	13,316,362
PTT Global Chemical PCL (For. Reg.)	53,000,300	60,599,633
TOTAL THAILAND		102,276,485
Turkey - 0.5%
Bim Birlesik Magazalar A/S JSC	15,120,000	108,845,642
United Kingdom - 0.7%
Helios Towers PLC (b)	18,209,900	26,208,307
Prudential PLC	13,120,148	121,881,861
TOTAL UNITED KINGDOM		148,090,168
United States of America - 1.9%
Airbnb, Inc. Class A (b)	186,500	19,938,715
Dlocal Ltd. (b)	1,784,975	39,804,943
FirstCash Holdings, Inc.	1,783,554	175,590,891
Legend Biotech Corp. ADR (b)	460,500	22,942,110
Li Auto, Inc. ADR (b)	5,040,770	68,655,287
Marvell Technology, Inc.	376,585	14,942,893
MercadoLibre, Inc. (b)	73,867	66,599,965
NVIDIA Corp.	119,592	16,141,332
TOTAL UNITED STATES OF AMERICA		424,616,136
TOTAL COMMON STOCKS (Cost $22,970,148,064)		20,303,212,851

Preferred Stocks - 3.6%
	Shares	Value ($)
Convertible Preferred Stocks - 0.5%
Cayman Islands - 0.1%
Creditas Financial Solutions Ltd. Series F (e)(f)	70,500	22,952,685
China - 0.3%
ByteDance Ltd. Series E1 (b)(e)(f)	399,541	62,735,928
dMed Biopharmaceutical Co. Ltd. Series C (b)(e)(f)	769,712	6,904,317
		69,640,245
India - 0.1%
Meesho Series F (b)(e)(f)	431,274	28,351,953
TOTAL CONVERTIBLE PREFERRED STOCKS		120,944,883
Nonconvertible Preferred Stocks - 3.1%
Brazil - 2.7%
Ambev SA sponsored ADR	56,071,500	170,457,360
Companhia de Transmissao de Energia Eletrica Paulista (PN)	8,532,900	40,471,600
Metalurgica Gerdau SA (PN)	56,363,022	122,753,654
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	12,223,900	140,697,089
sponsored ADR	9,647,400	123,679,668
		598,059,371
India - 0.1%
Pine Labs Private Ltd.:
Series 1 (b)(e)(f)	22,959	11,520,597
Series A (b)(e)(f)	5,737	2,878,769
Series B (b)(e)(f)	6,242	3,132,173
Series B2 (b)(e)(f)	5,049	2,533,538
Series C (b)(e)(f)	9,391	4,712,310
Series C1 (b)(e)(f)	1,978	992,541
Series D (b)(e)(f)	2,116	1,061,788
		26,831,716
Korea (South) - 0.3%
Hyundai Motor Co. Series 2	991,643	55,441,745
United States of America - 0.0%
Gupshup, Inc. (b)(e)(f)	566,129	10,609,257
TOTAL NONCONVERTIBLE PREFERRED STOCKS		690,942,089
TOTAL PREFERRED STOCKS (Cost $674,862,087)		811,886,972

Government Obligations - 0.1%
	Principal Amount (g)	Value ($)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 2.45% to 3.21% 11/3/22 to 12/29/22 (h) (Cost $21,752,132)	21,840,000	21,735,926

Money Market Funds - 5.2%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (i)	722,864,008	723,008,581
Fidelity Securities Lending Cash Central Fund 3.10% (i)(j)	428,998,637	429,041,537
TOTAL MONEY MARKET FUNDS (Cost $1,152,031,638)		1,152,050,118

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $24,818,793,921)	22,288,885,867
NET OTHER ASSETS (LIABILITIES) - 0.2%	41,390,684
NET ASSETS - 100.0%	22,330,276,551

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	17,223	Dec 2022	735,077,640	(4,775,049)	(4,775,049)

The notional amount of futures purchased as a percentage of Net Assets is 3.3%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Affiliated company
(b)	Non-income producing
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,087,452,532 or 4.9% of net assets.

(d)	Security or a portion of the security is on loan at period end.
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $177,622,180 or 0.8% of net assets.

(f)	Level 3 security
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $11,224,990.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Ant International Co. Ltd. Class C	5/16/18	35,678,747

ByteDance Ltd. Series E1	11/18/20	43,779,377

Creditas Financial Solutions Ltd. Series F	1/28/22	22,206,259

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	10,932,333

Gupshup, Inc.	6/08/21	12,944,653

Meesho Series F	9/21/21	33,066,770

Pine Labs Private Ltd.	6/30/21	3,581,693

Pine Labs Private Ltd. Series 1	6/30/21	8,560,493

Pine Labs Private Ltd. Series A	6/30/21	2,139,098

Pine Labs Private Ltd. Series B	6/30/21	2,327,392

Pine Labs Private Ltd. Series B2	6/30/21	1,882,570

Pine Labs Private Ltd. Series C	6/30/21	3,501,528

Pine Labs Private Ltd. Series C1	6/30/21	737,517

Pine Labs Private Ltd. Series D	6/30/21	788,972

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	91,212,294	16,226,924,332	15,595,128,044	7,001,339	-	(1)	723,008,581	1.4%
Fidelity Securities Lending Cash Central Fund 3.10%	671,802,601	4,478,086,330	4,720,847,394	4,755,868	-	-	429,041,537	1.2%
Total	763,014,895	20,705,010,662	20,315,975,438	11,757,207	-	(1)	1,152,050,118

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
First Resources Ltd.	112,766,729	12,593,354	35,000,899	4,650,232	(581,217)	(18,125,766)	-
JK Cement Ltd.	206,550,633	14,708,843	11,114,072	674,043	(3,706,567)	(52,936,173)	153,502,664
LOG Commercial Properties e Participacoes SA	9,222,095	15,152,476	-	900,552	-	605,299	24,979,870
Pick 'n Pay Stores Ltd.	143,251,457	2,204,520	-	4,451,702	-	(25,533,032)	119,922,945
Titan Cement International Trading SA	105,966,764	756,916	3,882,746	3,075,041	(3,202,522)	(34,001,703)	65,636,709
Zai Lab Ltd.	83,860,202	16,314,309	3,259,589	-	(2,988,010)	(67,978,071)	25,948,841
Zai Lab Ltd. ADR	-	1,877,776	-	-	-	(779,372)	1,098,404
Total	661,617,880	63,608,194	53,257,306	13,751,570	(10,478,316)	(198,748,818)	391,089,433

Purchase and Sales proceeds in the table above include the value of securities received or delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	1,562,313,509	774,424,820	764,985,562	22,903,127
Consumer Discretionary	2,680,186,789	1,629,681,099	1,048,627,887	1,877,803
Consumer Staples	1,407,244,635	1,405,909,694	-	1,334,941
Energy	1,126,429,850	1,020,180,867	102,872,078	3,376,905
Financials	4,926,576,718	3,323,570,585	1,551,923,197	51,082,936
Health Care	784,409,455	694,756,322	82,748,816	6,904,317
Industrials	1,288,227,287	1,251,808,446	36,418,841	-
Information Technology	4,259,574,496	2,730,995,237	1,395,230,210	133,349,049
Materials	2,047,895,986	1,649,801,410	397,952,080	142,496
Real Estate	284,772,023	266,383,024	18,240,823	148,176
Utilities	747,469,075	747,469,075	-	-

Government Obligations	21,735,926	-	21,735,926	-

Money Market Funds	1,152,050,118	1,152,050,118	-	-
Total Investments in Securities:	22,288,885,867	16,647,030,697	5,420,735,420	221,119,750
Derivative Instruments:

Liabilities
Futures Contracts	(4,775,049)	(4,775,049)	-	-
Total Liabilities	(4,775,049)	(4,775,049)	-	-
Total Derivative Instruments:	(4,775,049)	(4,775,049)	-	-

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Communication Services
Beginning Balance	$-
Net Realized Gain (Loss) on Investment Securities	(24,731,717)
Net Unrealized Gain (Loss) on Investment Securities	(437,230,467)
Cost of Purchases	164,608,675
Proceeds of Sales	(38,305,866)
Amortization/Accretion	-
Transfers into Level 3	358,562,502
Transfers out of Level 3	-
Ending Balance	$22,903,127
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(437,230,467)
Energy
Beginning Balance	$-
Net Realized Gain (Loss) on Investment Securities	(2,417,385)
Net Unrealized Gain (Loss) on Investment Securities	(537,578,761)
Cost of Purchases	94,374,004
Proceeds of Sales	(128,985,355)
Amortization/Accretion	-
Transfers into Level 3	577,984,402
Transfers out of Level 3	-
Ending Balance	$3,376,905
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(537,578,761)
Financials
Beginning Balance	$35,315,704
Net Realized Gain (Loss) on Investment Securities	(3,168,018)
Net Unrealized Gain (Loss) on Investment Securities	(837,130,916)
Cost of Purchases	140,256,067
Proceeds of Sales	(18,613,983)
Amortization/Accretion	-
Transfers into Level 3	734,424,082
Transfers out of Level 3	-
Ending Balance	$51,082,936
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(837,130,916)
Other Investments in Securities
Beginning Balance	$133,369,962
Net Realized Gain (Loss) on Investment Securities	(120,009)
Net Unrealized Gain (Loss) on Investment Securities	(345,325,796)
Cost of Purchases	202,443,757
Proceeds of Sales	(4,137,630)
Amortization/Accretion	-
Transfers into Level 3	157,526,498
Transfers out of Level 3	-
Ending Balance	$143,756,782
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(345,325,796)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(4,775,049)
Total Equity Risk	0	(4,775,049)
Total Value of Derivatives	0	(4,775,049)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Series Emerging Markets Opportunities Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $408,859,432) - See accompanying schedule:
Unaffiliated issuers (cost $23,267,927,095)	$20,745,746,316
Fidelity Central Funds (cost $1,152,031,638)	1,152,050,118
Other affiliated issuers (cost $398,835,188)	391,089,433

Total Investment in Securities (cost $24,818,793,921)		$22,288,885,867
Foreign currency held at value (cost $38,936,421)		35,236,227
Receivable for investments sold		35,155,091
Receivable for fund shares sold		590,350,146
Dividends receivable		19,643,185
Distributions receivable from Fidelity Central Funds		2,434,387
Receivable from investment adviser for expense reductions		452,170
Other receivables		3,076,794
Total assets		22,975,233,867
Liabilities
Payable to custodian bank	71,846
Payable for investments purchased	139,108,368
Payable for fund shares redeemed	790,273
Payable for daily variation margin on futures contracts	900,919
Deferred taxes	73,167,360
Other payables and accrued expenses	1,882,108
Collateral on securities loaned	429,036,442
Total Liabilities		644,957,316
Net Assets		$22,330,276,551
Net Assets consist of:
Paid in capital		$25,917,083,090
Total accumulated earnings (loss)		(3,586,806,539)
Net Assets		$22,330,276,551
Net Asset Value , offering price and redemption price per share ($22,330,276,551 ÷ 1,576,343,964 shares)		$14.17

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends (including $13,751,570 earned from affiliated issuers)		$714,721,284
Non-Cash dividends		47,772,983
Interest		171,305
Income from Fidelity Central Funds (including $4,755,868 from security lending)		11,757,207
Income before foreign taxes withheld		774,422,779
Less foreign taxes withheld		(83,364,184)
Total Income		691,058,595
Expenses
Custodian fees and expenses	7,567,432
Independent trustees' fees and expenses	90,736
Total expenses before reductions	7,658,168
Expense reductions	(4,184,633)
Total expenses after reductions		3,473,535
Net Investment income (loss)		687,585,060
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $17,962,305)	(928,970,284)
Affiliated issuers	(10,478,316)
Foreign currency transactions	(11,133,371)
Futures contracts	(119,281,388)
Total net realized gain (loss)		(1,069,863,359)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $55,650,317)	(10,599,786,389)
Fidelity Central Funds	(1)
Other affiliated issuers	(198,748,818)
Assets and liabilities in foreign currencies	(1,636,707)
Futures contracts	(1,239,312)
Total change in net unrealized appreciation (depreciation)		(10,801,411,227)
Net gain (loss)		(11,871,274,586)
Net increase (decrease) in net assets resulting from operations		$(11,183,689,526)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$687,585,060	$563,417,592
Net realized gain (loss)	(1,069,863,359)	2,456,466,938
Change in net unrealized appreciation (depreciation)	(10,801,411,227)	2,113,225,691
Net increase (decrease) in net assets resulting from operations	(11,183,689,526)	5,133,110,221
Distributions to shareholders	(3,331,305,613)	(909,906,288)
Share transactions
Proceeds from sales of shares	7,263,042,676	5,298,433,914
Reinvestment of distributions	3,331,305,613	909,906,288
Cost of shares redeemed	(2,937,614,184)	(8,072,789,703)
Net increase (decrease) in net assets resulting from share transactions	7,656,734,105	(1,864,449,501)
Total increase (decrease) in net assets	(6,858,261,034)	2,358,754,432

Net Assets
Beginning of period	29,188,537,585	26,829,783,153
End of period	$22,330,276,551	$29,188,537,585

Other Information
Shares
Sold	398,835,244	208,064,485
Issued in reinvestment of distributions	156,693,585	37,646,102
Redeemed	(161,208,420)	(311,910,589)
Net increase (decrease)	394,320,409	(66,200,002)

Financial Highlights
Fidelity® Series Emerging Markets Opportunities Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$24.69	$21.49	$19.39	$17.66	$21.35
Income from Investment Operations
Net investment income (loss) A,B	.48	.47	.35	.57 C	.45
Net realized and unrealized gain (loss)	(8.30)	3.48	2.26	2.71	(3.52)
Total from investment operations	(7.82)	3.95	2.61	3.28	(3.07)
Distributions from net investment income	(.68)	(.33)	(.50)	(.41)	(.39)
Distributions from net realized gain	(2.01)	(.41)	(.02)	(1.14)	(.23)
Total distributions	(2.70) D	(.75) D	(.51) D	(1.55)	(.62)
Net asset value, end of period	$14.17	$24.69	$21.49	$19.39	$17.66
Total Return E	(35.33)%	18.44%	13.66%	20.13%	(14.82)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.03%	.03%	.04%	.04%	.05%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	2.64%	1.82%	1.78%	3.12% C	2.16%
Supplemental Data
Net assets, end of period (000 omitted)	$22,330,277	$29,188,538	$26,829,783	$18,675,048	$13,597,809
Portfolio turnover rate H	37%	69%	42% I	54%	64%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.29%.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Series International Growth Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series International Growth Fund	-27.31%	4.31%	6.87%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Growth Fund on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Growth Index performed over the same period.

28,000
25,000
22,500
20,000
17,500
15,000
12,500
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$19,441 Fidelity® Series International Growth Fund
$16,696 MSCI EAFE Growth Index

Fidelity® Series International Growth Fund
Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Portfolio Manager Jed Weiss:
For the fiscal year ending October 31, 2022, the fund returned -27.31%, outperforming the -29.48% result of the benchmark MSCI EAFE Growth Index. . By region, non-benchmark exposure to the U.S. and security selection in Europe ex U.K., primarily driven by France, contributed most to the fund's relative result this period. Versus the benchmark, security selection was the primary contributor, led by the consumer discretionary sector. Strong investment choices among information technology stocks, especially in the software & services industry, also helped. Further boosting the portfolio's relative result was security selection in materials. A non-benchmark position in Linde was the fund's top individual relative contributor, driven by a result of roughly -6%. This was among the portfolio's biggest holdings on October 31. The portfolio's out-of-benchmark stake in Marsh & McLennan, one of our largest holdings, returned -2%. Avoiding Sea, a benchmark component that returned about -86%, bolstered relative performance as well. an underweighting and stock picks in Japan and Asia Pacific ex Japan - namely Australia - hindered the fund's relative return. By sector, the largest detractor from performance versus the benchmark was an overweighting in information technology. Smaller-than-benchmark exposure and picks among health care firms, primarily within the pharmaceuticals, biotechnology & life sciences industry, also hampered the fund's relative performance. An underweighting in consumer staples, especially within the food, beverage & tobacco industry, pressured performance as well. The portfolio's biggest individual relative detractor was an overweighting in Recruit Holdings, which returned -53% the past year and was among our largest holdings. Another notable relative detractor this period was avoiding Novo-Nordisk, a benchmark component that gained 1%. Further holding back performance was an outsized stake in ASML Holding, which returned approximately -41% and was another of the fund's biggest holdings. Notable geographic changes in positioning include a higher allocation to France and the U.K. By sector, meaningful shifts include greater exposure to consumer discretionary and materials stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series International Growth Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Nestle SA (Reg. S) (Switzerland, Food Products)	5.6
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	4.8
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	4.6
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	4.6
Linde PLC (Germany, Chemicals)	3.5
Marsh & McLennan Companies, Inc. (United States of America, Insurance)	3.1
Keyence Corp. (Japan, Electronic Equipment & Components)	3.0
Atlas Copco AB (A Shares) (Sweden, Machinery)	2.5
Amadeus IT Holding SA Class A (Spain, IT Services)	2.4
ResMed, Inc. (United States of America, Health Care Equipment & Supplies)	2.3
36.4

Market Sectors (% of Fund's net assets)

Industrials	26.2
Information Technology	21.0
Financials	12.9
Consumer Discretionary	9.7
Health Care	9.5
Materials	7.0
Consumer Staples	6.2
Communication Services	2.6
Energy	1.0
Real Estate	0.6

Asset Allocation (% of Fund's net assets)

Foreign investments - 78.3%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® Series International Growth Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 96.5%
	Shares	Value ($)
Bailiwick of Jersey - 1.6%
Experian PLC	6,235,889	198,833,042
Belgium - 0.7%
Azelis Group NV	1,757,983	40,236,487
UCB SA	553,300	41,731,679
TOTAL BELGIUM		81,968,166
Canada - 3.3%
CAE, Inc. (a)	3,832,300	73,138,180
Canadian Pacific Railway Ltd. (b)	3,230,840	240,851,551
Franco-Nevada Corp.	791,428	97,787,702
TOTAL CANADA		411,777,433
Denmark - 0.9%
Vestas Wind Systems A/S	5,487,500	108,178,745
Finland - 0.5%
Kone OYJ (B Shares)	1,488,400	60,943,734
France - 9.6%
Edenred SA	2,664,490	136,820,150
Lectra	1,072,788	34,349,921
Legrand SA	2,494,744	190,111,231
LVMH Moet Hennessy Louis Vuitton SE	897,396	566,252,295
Safran SA	2,369,700	263,913,457
TOTAL FRANCE		1,191,447,054
Germany - 5.6%
Deutsche Borse AG	1,128,245	183,474,940
Linde PLC (b)	1,460,601	436,856,796
Vonovia SE	3,077,062	68,035,738
TOTAL GERMANY		688,367,474
Hong Kong - 2.5%
AIA Group Ltd.	36,019,301	272,838,788
Hong Kong Exchanges and Clearing Ltd.	1,442,025	38,276,562
TOTAL HONG KONG		311,115,350
India - 1.8%
Housing Development Finance Corp. Ltd.	3,282,200	97,926,764
Kotak Mahindra Bank Ltd.	2,808,100	64,518,794
Reliance Industries Ltd.	925,000	28,489,732
Reliance Industries Ltd. sponsored GDR (c)	514,400	31,404,120
TOTAL INDIA		222,339,410
Ireland - 1.7%
CRH PLC sponsored ADR	5,752,940	208,313,957
Italy - 1.3%
Interpump Group SpA	1,742,620	67,473,611
Prada SpA	19,606,100	89,292,908
TOTAL ITALY		156,766,519
Japan - 12.8%
Azbil Corp.	4,952,505	134,724,656
FANUC Corp.	677,515	88,653,942
Hoya Corp.	2,532,800	236,340,159
Keyence Corp.	992,187	375,802,628
Lasertec Corp.	1,062,000	149,222,614
Misumi Group, Inc.	6,892,406	147,401,399
OSG Corp.	2,224,346	28,317,610
Recruit Holdings Co. Ltd.	9,031,705	277,916,123
SHO-BOND Holdings Co. Ltd.	1,943,000	84,151,585
USS Co. Ltd.	4,484,000	67,759,831
TOTAL JAPAN		1,590,290,547
Kenya - 0.4%
Safaricom Ltd.	269,131,800	55,667,146
Netherlands - 7.9%
Aalberts Industries NV	598,297	20,800,774
Airbus Group NV	2,505,200	271,072,101
ASML Holding NV (Netherlands)	1,278,646	599,796,424
IMCD NV	700,376	90,878,847
TOTAL NETHERLANDS		982,548,146
New Zealand - 0.3%
Auckland International Airport Ltd. (a)	7,792,862	34,886,929
Norway - 0.5%
Adevinta ASA Class B (a)	4,256,302	29,150,089
Schibsted ASA (B Shares)	2,529,554	37,543,724
TOTAL NORWAY		66,693,813
South Africa - 0.3%
Clicks Group Ltd.	1,864,622	31,595,160
Spain - 3.0%
Amadeus IT Holding SA Class A (a)	5,716,764	298,159,564
Cellnex Telecom SA (c)	2,350,642	76,937,124
TOTAL SPAIN		375,096,688
Sweden - 6.0%
ASSA ABLOY AB (B Shares)	12,869,544	259,862,878
Atlas Copco AB (A Shares) (b)	28,739,144	306,740,176
Epiroc AB (A Shares)	10,768,036	164,842,027
Lagercrantz Group AB (B Shares)	1,353,600	11,615,911
TOTAL SWEDEN		743,060,992
Switzerland - 10.6%
Nestle SA (Reg. S)	6,352,950	691,574,530
Roche Holding AG (participation certificate)	1,701,914	564,691,982
Schindler Holding AG:
(participation certificate)	177,981	29,016,226
(Reg.)	155,582	24,486,666
TOTAL SWITZERLAND		1,309,769,404
Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	11,306,885	135,800,981
United Kingdom - 5.7%
BAE Systems PLC	11,484,700	107,422,945
Compass Group PLC	11,992,400	252,581,848
Dechra Pharmaceuticals PLC	1,359,600	40,850,759
InterContinental Hotel Group PLC ADR (b)	2,031,430	111,403,621
Rightmove PLC	13,212,492	74,402,127
Spectris PLC	3,306,086	114,500,866
TOTAL UNITED KINGDOM		701,162,166
United States of America - 18.4%
Alphabet, Inc. Class A (a)	710,440	67,143,684
Autoliv, Inc.	1,212,734	97,443,177
Lam Research Corp.	136,013	55,055,342
Marsh & McLennan Companies, Inc.	2,392,231	386,321,384
MasterCard, Inc. Class A	629,331	206,533,848
Moody's Corp.	628,759	166,539,396
MSCI, Inc.	504,627	236,599,415
NICE Ltd. sponsored ADR (a)(b)	899,354	170,778,331
NOV, Inc.	2,940,700	65,871,680
Otis Worldwide Corp.	987,800	69,778,192
PriceSmart, Inc.	621,532	39,759,402
ResMed, Inc.	1,259,918	281,831,057
S&P Global, Inc.	516,580	165,951,325
Sherwin-Williams Co.	570,041	128,276,326
Visa, Inc. Class A	709,870	147,056,669
TOTAL UNITED STATES OF AMERICA		2,284,939,228
TOTAL COMMON STOCKS (Cost $9,323,355,672)		11,951,562,084

Convertible Preferred Stocks - 0.2%
	Shares	Value ($)
China - 0.2%
ByteDance Ltd. Series E1 (a)(d)(e) (Cost $18,859,141)	172,113	27,025,183

Money Market Funds - 6.5%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (f)	350,079,836	350,149,852
Fidelity Securities Lending Cash Central Fund 3.10% (f)(g)	459,158,584	459,204,500
TOTAL MONEY MARKET FUNDS (Cost $809,354,352)		809,354,352

TOTAL INVESTMENT IN SECURITIES - 103.2% (Cost $10,151,569,165)	12,787,941,619
NET OTHER ASSETS (LIABILITIES) - (3.2)%	(395,771,085)
NET ASSETS - 100.0%	12,392,170,534

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $108,341,244 or 0.9% of net assets.

(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $27,025,183 or 0.2% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ByteDance Ltd. Series E1	11/18/20	18,859,141

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	289,691,163	4,567,409,335	4,506,950,646	3,100,901	-	-	350,149,852	0.7%
Fidelity Securities Lending Cash Central Fund 3.10%	40,631,762	2,881,234,696	2,462,661,958	550,966	-	-	459,204,500	1.3%
Total	330,322,925	7,448,644,031	6,969,612,604	3,651,867	-	-	809,354,352

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	340,843,894	189,504,643	151,339,251	-
Consumer Discretionary	1,184,733,680	365,899,537	818,834,143	-
Consumer Staples	762,929,092	71,354,562	691,574,530	-
Energy	125,765,532	125,765,532	-	-
Financials	1,612,447,368	1,117,857,078	494,590,290	-
Health Care	1,165,445,636	600,753,654	564,691,982	-
Industrials	3,249,908,458	951,418,057	2,298,490,401	-
Information Technology	2,597,243,088	1,387,238,322	1,182,979,583	27,025,183
Materials	871,234,781	871,234,781	-	-
Real Estate	68,035,738	-	68,035,738	-

Money Market Funds	809,354,352	809,354,352	-	-
Total Investments in Securities:	12,787,941,619	6,490,380,518	6,270,535,918	27,025,183
Fidelity® Series International Growth Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $382,411,814) - See accompanying schedule:
Unaffiliated issuers (cost $9,342,214,813)	$11,978,587,267
Fidelity Central Funds (cost $809,354,352)	809,354,352

Total Investment in Securities (cost $10,151,569,165)		$12,787,941,619
Cash		80,680
Foreign currency held at value (cost $6,501,675)		6,465,196
Receivable for investments sold		96,601,596
Receivable for fund shares sold		47,665,692
Dividends receivable		10,447,100
Reclaims receivable		38,447,170
Interest receivable		1,095
Distributions receivable from Fidelity Central Funds		842,307
Other receivables		24,381
Total assets		12,988,516,836
Liabilities
Payable for investments purchased	34,284,067
Payable for fund shares redeemed	99,915,041
Other payables and accrued expenses	2,942,694
Collateral on securities loaned	459,204,500
Total Liabilities		596,346,302
Net Assets		$12,392,170,534
Net Assets consist of:
Paid in capital		$9,407,696,304
Total accumulated earnings (loss)		2,984,474,230
Net Assets		$12,392,170,534
Net Asset Value , offering price and redemption price per share ($12,392,170,534 ÷ 900,986,800 shares)		$13.75

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$198,003,451
Interest		9,297
Income from Fidelity Central Funds (including $550,966 from security lending)		3,651,867
Income before foreign taxes withheld		201,664,615
Less foreign taxes withheld		(17,769,072)
Total Income		183,895,543
Expenses
Custodian fees and expenses	911,774
Independent trustees' fees and expenses	47,909
Interest	220
Total expenses before reductions	959,903
Expense reductions	(167)
Total expenses after reductions		959,736
Net Investment income (loss)		182,935,807
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $726,484)	297,823,755
Redemptions in-kind with affiliated entities	20,221,102
Foreign currency transactions	(1,577,980)
Total net realized gain (loss)		316,466,877
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,623,563)	(4,978,985,142)
Assets and liabilities in foreign currencies	(4,131,896)
Total change in net unrealized appreciation (depreciation)		(4,983,117,038)
Net gain (loss)		(4,666,650,161)
Net increase (decrease) in net assets resulting from operations		$(4,483,714,354)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$182,935,807	$150,726,737
Net realized gain (loss)	316,466,877	1,036,472,737
Change in net unrealized appreciation (depreciation)	(4,983,117,038)	2,647,507,454
Net increase (decrease) in net assets resulting from operations	(4,483,714,354)	3,834,706,928
Distributions to shareholders	(1,228,456,975)	(1,893,653,837)
Share transactions
Proceeds from sales of shares	3,357,019,808	2,688,569,606
Reinvestment of distributions	1,228,456,975	1,893,653,837
Cost of shares redeemed	(1,948,259,376)	(2,614,147,031)
Net increase (decrease) in net assets resulting from share transactions	2,637,217,407	1,968,076,412
Total increase (decrease) in net assets	(3,074,953,922)	3,909,129,503

Net Assets
Beginning of period	15,467,124,456	11,557,994,953
End of period	$12,392,170,534	$15,467,124,456

Other Information
Shares
Sold	205,948,049	140,533,087
Issued in reinvestment of distributions	65,032,132	110,675,268
Redeemed	(124,061,175)	(138,785,466)
Net increase (decrease)	146,919,006	112,422,889

Financial Highlights
Fidelity® Series International Growth Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$20.51	$18.01	$17.07	$14.96	$16.22
Income from Investment Operations
Net investment income (loss) A,B	.21	.20	.20	.37 C	.30
Net realized and unrealized gain (loss)	(5.38)	5.19	1.38	2.74	(1.05)
Total from investment operations	(5.17)	5.39	1.58	3.11	(.75)
Distributions from net investment income	(.28)	(.24)	(.37)	(.28)	(.24)
Distributions from net realized gain	(1.31)	(2.65)	(.27)	(.72)	(.27)
Total distributions	(1.59)	(2.89)	(.64)	(1.00)	(.51)
Net asset value, end of period	$13.75	$20.51	$18.01	$17.07	$14.96
Total Return D	(27.31)%	33.10%	9.39%	22.58%	(4.82)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	-% G
Net investment income (loss)	1.32%	1.06%	1.18%	2.38% C	1.84%
Supplemental Data
Net assets, end of period (000 omitted)	$12,392,171	$15,467,124	$11,557,995	$16,501,791	$14,113,600
Portfolio turnover rate H	22% I	24%	16% I	24%	33%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.92%.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount represents less than .005%.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Series International Small Cap Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series International Small Cap Fund	-31.82%	2.37%	7.00%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Small Cap Fund on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

30,000
27,500
25,000
22,500
20,000
17,500
15,000
12,500
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$19,669 Fidelity® Series International Small Cap Fund
$17,515 MSCI EAFE Small Cap Index

Fidelity® Series International Small Cap Fund
Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Lead Manager Jed Weiss and Co-Manager s Patrick Drouot and Preeti Sayana:
For the fiscal year ending October 31, 2022, the fund returned -31.82%, trailing the -30.15% result of the benchmark MSCI EAFE Small Cap Index. By region, security selection in Europe ex U.K. and U.K. hurt the fund's relative result most this period. Versus the benchmark, sector positioning was the primary detractor, especially an overweighting within health care. Picks among capital goods stocks within the industrials sector notably hurt as well. Investment choices and an overweighting in the health care sector, primarily within the pharmaceuticals, biotechnology & life sciences industry, also weighed on performance. Investment choices and an overweighting in the health care sector, primarily within the pharmaceuticals, biotechnology & life sciences industry, also weighed on performance. The fund's largest individual relative detractor was an outsized stake in AddLife, which returned -77% the past year. Also hampering performance was our overweighting in Dechra Pharmaceuticals, which returned about -56% and was one of our biggest holdings this period. An outsized stake in Addtech - one of the fund's largest holdings -   returned approximately -45%, proved detrimental as well. In contrast, a non-benchmark allocation to the U.S. and an overweighting in Japan contributed most to the fund's relative result. By sector, the top contributor to performance versus the benchmark were stock picks in information technology, primarily driven by the software & services industry. Security selection and an underweighting in consumer discretionary also boosted the portfolio's relative performance. Further aiding the fund's relative result were investment choices among consumer staples companies. Lastly, the fund's position in cash was a notable contributor. The fund's largest individual relative contributor was an overweighting in SHO-BOND Holdings, which gained 6% the past 12 months and was among the portfolio's biggest holdings as of October 31. Also lifting performance was our outsized stake in Kongsberg Gruppen, which gained 14%. Another notable relative contributor was an overweighting in Koshidaka Holdings (+24%). Notable changes in positioning include lower allocations to Sweden and the U.K. By sector, meaningful shifts include increased exposure to financials stocks and a lower allocation to health care firms.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series International Small Cap Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Spectris PLC (United Kingdom, Electronic Equipment & Components)	3.0
Azbil Corp. (Japan, Electronic Equipment & Components)	2.9
Lagercrantz Group AB (B Shares) (Sweden, Electronic Equipment & Components)	2.7
AddTech AB (B Shares) (Sweden, Trading Companies & Distributors)	2.6
Aalberts Industries NV (Netherlands, Machinery)	2.4
OBIC Co. Ltd. (Japan, IT Services)	2.2
CTS Eventim AG (Germany, Entertainment)	2.0
Interpump Group SpA (Italy, Machinery)	1.9
SHO-BOND Holdings Co. Ltd. (Japan, Construction & Engineering)	1.7
Morningstar, Inc. (United States of America, Capital Markets)	1.5
22.9

Market Sectors (% of Fund's net assets)

Industrials	28.7
Information Technology	19.1
Health Care	10.9
Consumer Discretionary	9.1
Communication Services	6.4
Financials	6.0
Consumer Staples	5.9
Materials	3.7
Real Estate	3.6
Energy	2.3

Asset Allocation (% of Fund's net assets)

Foreign investments - 90.9%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® Series International Small Cap Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 95.9%
	Shares	Value ($)
Australia - 1.1%
Aub Group Ltd.	465,000	6,151,002
GUD Holdings Ltd.	100,000	514,279
Imdex Ltd.	7,612,984	9,934,076
Reliance Worldwide Corp. Ltd.	1,000,000	2,053,277
Steadfast Group Ltd.	5,266,595	17,046,014
TOTAL AUSTRALIA		35,698,648
Austria - 0.2%
Mayr-Melnhof Karton AG	24,700	3,515,008
Wienerberger AG	150,000	3,430,216
TOTAL AUSTRIA		6,945,224
Bailiwick of Jersey - 0.4%
Integrated Diagnostics Holdings PLC (a)	15,716,953	12,102,054
Belgium - 1.4%
Azelis Group NV	665,687	15,236,158
Econocom Group SA	550,000	1,497,446
Fagron NV	497,500	6,194,845
KBC Ancora	621,679	22,105,186
TOTAL BELGIUM		45,033,635
Bermuda - 0.3%
Kerry Properties Ltd.	1,300,000	2,056,907
Lancashire Holdings Ltd.	1,463,768	8,312,671
TOTAL BERMUDA		10,369,578
Brazil - 0.1%
LOG Commercial Properties e Participacoes SA	927,500	4,086,710
Canada - 3.6%
CAE, Inc. (b)	1,044,900	19,941,572
Cogeco Communications, Inc. (c)	57,300	2,922,306
ECN Capital Corp.	983,550	2,967,219
McCoy Global, Inc. (b)	1,107,650	813,044
MTY Food Group, Inc. (c)	81,100	3,287,218
North West Co., Inc.	60,000	1,561,273
Onex Corp. (sub. vtg.)	30,000	1,509,964
Osisko Gold Royalties Ltd.	827,300	8,872,062
Parkland Corp.	182,500	3,689,250
Pason Systems, Inc.	1,227,500	13,037,711
Real Matters, Inc. (b)	710,000	2,407,751
Richelieu Hardware Ltd.	1,239,205	33,264,379
Summit Industrial Income REIT	1,647,500	21,054,043
Total Energy Services, Inc.	329,000	1,893,317
TOTAL CANADA		117,221,109
Cayman Islands - 0.4%
ASMPT Ltd.	250,000	1,375,858
Chlitina Holding Ltd.	2,026,000	9,265,052
Kindstar Globalgene Technology, Inc. (a)(b)	4,000,000	912,143
WH Group Ltd. (a)	3,000,000	1,517,265
TOTAL CAYMAN ISLANDS		13,070,318
Denmark - 0.8%
Cadeler A/S (b)	1,000,000	3,206,956
SimCorp A/S	47,632	2,844,909
Spar Nord Bank A/S	1,723,897	20,867,155
TOTAL DENMARK		26,919,020
Finland - 0.6%
Huhtamaki Oyj	115,489	4,148,698
Musti Group OYJ	718,378	13,503,003
Nanoform Finland PLC (b)	425,000	1,113,017
Olvi Oyj (A Shares)	74,900	2,313,123
TOTAL FINLAND		21,077,841
France - 3.8%
Altarea SCA	21,100	2,810,860
ARGAN SA	73,600	5,520,602
Elis SA	275,000	3,155,235
Exclusive Networks SA	260,000	4,177,926
Groupe Gorge SA (b)	114,000	2,235,184
Laurent-Perrier Group SA	149,831	14,599,750
Lectra	1,005,400	32,192,204
LISI	861,095	17,002,523
Maisons du Monde SA (a)	400,947	3,930,660
Somfy SA	23,000	2,450,267
Stef SA	51,700	4,118,058
Thermador Groupe SA	33,900	2,824,191
Vallourec SA (b)	230,000	2,449,131
Vetoquinol SA	272,141	22,618,135
Vicat SA	98,900	2,267,520
TOTAL FRANCE		122,352,246
Germany - 5.4%
Brenntag SE	28,000	1,698,938
CTS Eventim AG (b)	1,391,838	66,490,892
DIC Asset AG	363,800	2,509,487
Nexus AG	618,016	33,163,959
NORMA Group AG	98,900	1,568,694
Novem Group SA	255,000	1,592,664
Rheinmetall AG	142,600	23,182,072
Scout24 AG (a)	313,500	16,073,274
Shop Apotheke Europe NV (a)(b)	31,000	1,285,170
Stabilus Se	391,000	21,464,840
Talanx AG	80,000	3,005,861
Wacker Chemie AG	31,800	3,705,167
TOTAL GERMANY		175,741,018
Greece - 0.1%
Mytilineos SA	234,500	3,935,024
Hong Kong - 0.0%
Chervon Holdings Ltd.	420,000	1,415,222
Hungary - 0.2%
Richter Gedeon PLC	352,100	6,952,456
India - 0.8%
Embassy Office Parks (REIT)	4,232,200	17,606,729
Indian Energy Exchange Ltd. (a)	5,595,208	9,456,023
TOTAL INDIA		27,062,752
Indonesia - 0.1%
PT Selamat Sempurna Tbk	40,916,800	3,934,938
Ireland - 1.0%
Adient PLC (b)	47,100	1,647,558
Bank of Ireland Group PLC	510,000	3,677,239
Cairn Homes PLC	10,811,434	10,427,183
Irish Residential Properties REIT PLC	10,887,500	11,770,972
Mincon Group PLC	3,865,000	3,781,390
TOTAL IRELAND		31,304,342
Israel - 1.6%
Ituran Location & Control Ltd.	919,635	22,052,847
Maytronics Ltd.	945,622	10,206,739
Strauss Group Ltd.	314,764	7,881,682
Tel Aviv Stock Exchange Ltd.	1,766,857	10,415,483
TOTAL ISRAEL		50,556,751
Italy - 2.2%
BFF Bank SpA (a)	525,000	3,704,455
Intercos SpA (b)	269,000	2,677,001
Interpump Group SpA	1,615,037	62,533,643
MARR SpA	131,400	1,384,266
TOTAL ITALY		70,299,365
Japan - 33.5%
Ai Holdings Corp.	454,692	6,739,575
Aoki Super Co. Ltd.	307,387	5,292,113
Arcland Sakamoto Co. Ltd.	193,700	1,921,433
Artnature, Inc.	1,119,300	5,803,694
ASKUL Corp.	355,000	3,712,465
Aucnet, Inc.	696,460	10,496,431
Azbil Corp.	3,400,825	92,513,784
Bank of Kyoto Ltd.	156,153	5,628,838
BayCurrent Consulting, Inc.	119,000	3,353,240
Broadleaf Co. Ltd. (d)	5,982,673	21,927,817
Central Automotive Products Ltd.	183,879	2,774,972
CKD Corp.	149,900	1,841,806
Curves Holdings Co. Ltd. (d)	5,022,459	29,217,035
Daiichikosho Co. Ltd.	1,060,314	30,448,507
Daikokutenbussan Co. Ltd.	192,500	5,877,467
Digital Hearts Holdings Co. Ltd. (d)	1,335,450	18,366,423
Dip Corp.	121,200	3,398,931
Dowa Holdings Co. Ltd.	115,000	3,662,026
Food & Life Companies Ltd.	164,300	2,772,310
Fujitec Co. Ltd.	475,300	9,455,176
Funai Soken Holdings, Inc.	1,232,157	21,984,011
GMO Internet, Inc.	251,181	4,343,027
Goldcrest Co. Ltd.	1,753,600	20,638,219
i-mobile Co. Ltd.	220,000	1,757,692
Inaba Denki Sangyo Co. Ltd.	386,300	7,217,064
Invincible Investment Corp.	5,000	1,570,329
Iwatani Corp.	55,000	2,026,968
Iwatsuka Confectionary Co. Ltd.	105,800	2,860,325
JEOL Ltd.	1,191,900	43,765,924
JINS Holdings, Inc.	88,300	2,660,372
JTOWER, Inc. (b)	125,000	5,085,914
Kamigumi Co. Ltd.	370,800	7,052,170
Kobayashi Pharmaceutical Co. Ltd.	381,400	20,263,358
Kobe Bussan Co. Ltd.	56,900	1,237,913
Koshidaka Holdings Co. Ltd.	3,561,659	26,779,211
Kusuri No Aoki Holdings Co. Ltd.	232,658	11,234,301
Kyoritsu Maintenance Co. Ltd.	86,500	3,565,991
Kyushu Railway Co.	115,000	2,405,259
Lasertec Corp.	336,360	47,262,258
Maruwa Ceramic Co. Ltd.	58,300	6,865,281
MCJ Co. Ltd.	530,000	3,350,483
Mebuki Financial Group, Inc.	1,700,000	3,304,079
Medikit Co. Ltd.	691,500	11,254,111
Meitec Corp.	201,000	3,391,567
Miroku Jyoho Service Co., Ltd.	815,891	8,197,593
Misumi Group, Inc.	1,471,300	31,465,308
Mitsuboshi Belting Ltd.	317,952	6,767,666
Miura Co. Ltd.	76,600	1,563,476
Monex Group, Inc.	380,000	1,323,784
Nagaileben Co. Ltd.	1,513,000	20,777,740
Net One Systems Co. Ltd.	399,400	8,219,268
Nihon Parkerizing Co. Ltd.	5,732,968	37,321,450
Nitto Kohki Co. Ltd.	270,000	2,867,144
NOF Corp.	194,800	6,707,529
NS Tool Co. Ltd. (d)	1,356,400	10,526,821
NSD Co. Ltd.	1,280,480	21,907,536
OBIC Co. Ltd.	485,000	72,964,457
Open House Group Co. Ltd.	75,700	2,698,208
OSG Corp.	2,120,875	27,000,346
PALTAC Corp.	122,000	3,470,594
Paramount Bed Holdings Co. Ltd.	641,612	11,425,997
ProNexus, Inc.	1,245,977	8,035,858
Qol Holdings Co. Ltd.	240,000	1,980,430
Raccoon Holdings, Inc.	171,500	1,423,256
Relo Group, Inc.	273,600	3,867,697
Renesas Electronics Corp. (b)	281,200	2,352,450
Roland Corp.	63,700	1,812,105
San-Ai Obbli Co. Ltd.	1,956,110	16,180,876
Sekisui Jushi Corp.	175,000	2,005,447
SHO-BOND Holdings Co. Ltd.	1,257,800	54,475,483
Shoei Co. Ltd.	1,186,700	43,814,405
SK Kaken Co. Ltd.	93,904	23,397,849
Software Service, Inc.	181,500	10,045,698
Sumco Corp.	415,500	5,278,453
Techno Medica Co. Ltd.	283,000	3,109,869
The Monogatari Corp.	231,996	10,640,659
TIS, Inc.	887,836	23,972,975
Tocalo Co. Ltd.	1,435,449	11,487,840
Tsuruha Holdings, Inc.	124,635	7,250,363
USS Co. Ltd.	1,593,300	24,077,105
Welcia Holdings Co. Ltd.	544,670	11,391,935
YAKUODO Holdings Co. Ltd.	677,500	12,693,870
Yamato Holdings Co. Ltd.	215,000	3,186,792
Zuken, Inc.	96,000	2,166,045
TOTAL JAPAN		1,086,932,247
Korea (South) - 0.5%
BGF Retail Co. Ltd.	104,578	13,664,628
Hansol Chemical Co. Ltd.	18,660	2,425,125
Soulbrain Co. Ltd.	13,000	1,864,403
TOTAL KOREA (SOUTH)		17,954,156
Luxembourg - 0.2%
B&M European Value Retail SA	1,471,031	5,442,192
Mexico - 0.1%
Bolsa Mexicana de Valores S.A.B. de CV	1,173,400	2,136,793
Netherlands - 4.6%
Aalberts Industries NV	2,235,235	77,711,600
AerCap Holdings NV (b)	333,400	17,806,894
Arcadis NV	107,100	3,638,833
IMCD NV	308,353	40,011,030
RHI Magnesita NV	119,000	2,527,410
Van Lanschot Kempen NV (Bearer)	305,761	6,602,378
TOTAL NETHERLANDS		148,298,145
New Zealand - 0.1%
EBOS Group Ltd.	121,630	2,651,838
Norway - 2.4%
Europris ASA (a)	1,254,800	7,471,239
Kongsberg Gruppen ASA	1,266,808	45,402,640
Medistim ASA	409,945	9,503,205
Selvaag Bolig ASA	840,200	2,719,538
TGS ASA	390,000	5,326,972
Volue A/S (b)	3,374,402	8,763,711
TOTAL NORWAY		79,187,305
Singapore - 0.2%
Boustead Singapore Ltd.	8,000,000	4,436,281
Keppel DC (REIT)	1,400,000	1,740,605
TOTAL SINGAPORE		6,176,886
South Africa - 0.6%
Clicks Group Ltd.	1,164,331	19,729,052
Spain - 1.1%
Applus Services SA	425,000	2,515,837
Cie Automotive SA	264,600	6,730,777
Compania de Distribucion Integral Logista Holdings SA	488,400	10,106,928
eDreams ODIGEO SA (b)	100,000	415,065
Fluidra SA (c)	1,086,218	14,738,536
TOTAL SPAIN		34,507,143
Sweden - 8.2%
Addlife AB	2,119,601	19,811,508
AddTech AB (B Shares)	6,926,965	83,817,205
Arjo AB	370,000	1,476,488
Betsson AB (B Shares)	570,000	4,150,636
BHG Group AB (b)	896,000	1,502,909
Dometic Group AB (a)	487,400	2,792,534
Hemnet Group AB	2,032,500	25,256,222
HEXPOL AB (B Shares)	220,700	2,178,776
Instalco AB	551,500	2,208,507
INVISIO AB	1,219,734	18,117,268
JM AB (B Shares)	125,000	1,883,853
John Mattson Fastighetsforetag (b)	1,106,779	6,996,810
Lagercrantz Group AB (B Shares)	10,294,023	88,338,104
MIPS AB	36,600	1,184,730
Stillfront Group AB (b)	1,250,000	2,435,197
Teqnion AB	431,829	4,888,837
TOTAL SWEDEN		267,039,584
Switzerland - 1.4%
Kardex AG	14,990	2,290,378
PolyPeptide Group AG (a)	41,950	1,219,937
Tecan Group AG	104,505	38,343,373
VZ Holding AG	41,172	2,837,038
TOTAL SWITZERLAND		44,690,726
Taiwan - 0.5%
Addcn Technology Co. Ltd.	1,948,764	10,875,473
eMemory Technology, Inc.	63,000	2,099,740
International Games Systems Co. Ltd.	248,000	2,702,673
TOTAL TAIWAN		15,677,886
United Kingdom - 13.4%
Alliance Pharma PLC	26,930,070	19,209,477
Avon Protection PLC	1,313,872	15,670,183
Baltic Classifieds Group PLC	1,000,000	1,596,346
Beazley PLC	750,000	5,371,324
Bodycote PLC	4,999,161	28,412,935
Clarkson PLC	1,043,401	33,085,223
Close Brothers Group PLC	1,429	16,093
Computacenter PLC	69,400	1,440,541
Dechra Pharmaceuticals PLC	1,606,913	48,281,565
Discoverie Group PLC	380,100	3,247,445
Domino's Pizza UK & IRL PLC	848,400	2,200,802
DP Poland PLC (b)	32,210,430	2,788,889
Energean PLC	230,000	3,774,463
FDM Group Holdings PLC	187,700	1,358,255
Grainger Trust PLC	2,028,839	5,281,547
H&T Group PLC	580,000	2,840,165
Harbour Energy PLC	875,800	3,795,505
Helios Towers PLC (b)	5,389,616	7,756,919
Hill & Smith Holdings PLC	225,514	2,555,160
Howden Joinery Group PLC	3,693,282	21,770,243
J.D. Wetherspoon PLC (b)	333,500	1,724,885
Jet2 PLC (b)	260,000	2,533,832
John Wood Group PLC (b)	1,450,000	2,326,341
Londonmetric Properity PLC	808,062	1,731,975
LSL Property Services PLC	694,900	1,824,927
Mears Group PLC	1,248,458	2,720,290
Mitie Group PLC	2,200,000	1,801,393
On The Beach Group PLC (a)(b)	1,651,900	1,958,808
Petershill Partners PLC (a)	1,150,000	2,613,901
Pets At Home Group PLC	2,401,500	7,926,128
Rightmove PLC	5,937,770	33,436,745
S4 Capital PLC (b)	1,748,700	3,523,504
Sabre Insurance Group PLC (a)	2,650,000	2,729,040
Savills PLC	100,430	950,754
Softcat PLC	222,845	2,862,257
Spectris PLC	2,855,028	98,879,207
Spirax-Sarco Engineering PLC	355,497	43,826,026
Tate & Lyle PLC	806,300	6,481,901
Ten Entertainment Group PLC	887,600	2,183,395
Vistry Group PLC	240,000	1,659,649
TOTAL UNITED KINGDOM		434,148,038
United States of America - 5.0%
Autoliv, Inc.	390,100	31,344,535
Concentrix Corp.	24,600	3,006,858
Morningstar, Inc.	212,200	49,268,596
NOV, Inc.	908,300	20,345,920
PriceSmart, Inc.	339,588	21,723,444
Ramaco Resources, Inc. (c)	220,000	2,483,800
ResMed, Inc.	158,100	35,365,389
TOTAL UNITED STATES OF AMERICA		163,538,542
TOTAL COMMON STOCKS (Cost $2,807,354,633)		3,114,188,784

Money Market Funds - 4.3%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (e)	121,267,462	121,291,715
Fidelity Securities Lending Cash Central Fund 3.10% (e)(f)	18,449,230	18,451,075
TOTAL MONEY MARKET FUNDS (Cost $139,741,830)		139,742,790

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $2,947,096,463)	3,253,931,574
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(7,673,249)
NET ASSETS - 100.0%	3,246,258,325

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $67,766,503 or 2.1% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)	Affiliated company
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	144,309,124	865,961,013	888,978,422	1,262,242	-	-	121,291,715	0.2%
Fidelity Securities Lending Cash Central Fund 3.10%	15,744,442	197,851,210	195,144,577	79,785	-	-	18,451,075	0.1%
Total	160,053,566	1,063,812,223	1,084,122,999	1,342,027	-	-	139,742,790

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Avon Protection PLC	48,128,171	2,156,318	8,755,614	607,577	(13,270,484)	(12,588,208)	-
Broadleaf Co. Ltd.	28,718,099	-	-	207,804	-	(6,790,282)	21,927,817
Curves Holdings Co. Ltd.	33,855,013	3,854,945	-	231,578	-	(8,492,923)	29,217,035
DP Poland PLC	3,295,626	242,908	195,627	-	(1,334,763)	780,745	-
Digital Hearts Holdings Co. Ltd.	13,608,617	7,241,900	-	160,423	-	(2,484,094)	18,366,423
Goldcrest Co. Ltd.	21,877,398	3,651,179	678,970	1,013,420	(646,840)	(3,564,548)	-
Ituran Location & Control Ltd.	28,945,489	-	4,815,398	417,747	1,206,039	(3,283,283)	-
NS Tool Co. Ltd.	17,657,258	303,100	-	205,269	-	(7,433,537)	10,526,821
Shoei Co. Ltd.	67,483,152	1,356,436	13,783,372	1,010,456	9,364,388	(20,606,199)	-
Total	263,568,823	18,806,786	28,228,981	3,854,274	(4,681,660)	(64,462,329)	80,038,096

Purchase and Sales proceeds in the table above include the value of securities received or delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	210,361,664	176,924,919	33,436,745	-
Consumer Discretionary	305,657,042	305,657,042	-	-
Consumer Staples	189,969,376	189,969,376	-	-
Energy	75,659,498	75,659,498	-	-
Financials	193,890,301	193,890,301	-	-
Health Care	359,298,728	359,298,728	-	-
Industrials	923,892,150	922,193,212	1,698,938	-
Information Technology	617,317,288	567,702,580	49,614,708	-
Materials	120,996,275	120,996,275	-	-
Real Estate	117,146,462	117,146,462	-	-

Money Market Funds	139,742,790	139,742,790	-	-
Total Investments in Securities:	3,253,931,574	3,169,181,183	84,750,391	-
Fidelity® Series International Small Cap Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $17,857,661) - See accompanying schedule:
Unaffiliated issuers (cost $2,718,339,957)	$3,034,150,688
Fidelity Central Funds (cost $139,741,830)	139,742,790
Other affiliated issuers (cost $89,014,676)	80,038,096

Total Investment in Securities (cost $2,947,096,463)		$3,253,931,574
Cash		256,459
Foreign currency held at value (cost $6,355)		6,348
Receivable for investments sold		5,249,384
Receivable for fund shares sold		519,796
Dividends receivable		9,951,857
Reclaims receivable		3,916,154
Distributions receivable from Fidelity Central Funds		239,939
Other receivables		7,782
Total assets		3,274,079,293
Liabilities
Payable for investments purchased	5,453,321
Payable for fund shares redeemed	2,436,510
Other payables and accrued expenses	1,480,066
Collateral on securities loaned	18,451,071
Total Liabilities		27,820,968
Net Assets		$3,246,258,325
Net Assets consist of:
Paid in capital		$2,752,419,475
Total accumulated earnings (loss)		493,838,850
Net Assets		$3,246,258,325
Net Asset Value , offering price and redemption price per share ($3,246,258,325 ÷ 224,146,131 shares)		$14.48

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends (including $3,854,274 earned from affiliated issuers)		$86,298,126
Interest		3,420
Income from Fidelity Central Funds (including $79,785 from security lending)		1,342,027
Income before foreign taxes withheld		87,643,573
Less foreign taxes withheld		(8,507,766)
Total Income		79,135,807
Expenses
Custodian fees and expenses	343,887
Independent trustees' fees and expenses	13,681
Total Expenses		357,568
Net Investment income (loss)		78,778,239
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $835,624)	176,915,110
Affiliated issuers	(4,681,660)
Foreign currency transactions	(1,635,078)
Total net realized gain (loss)		170,598,372
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,749,678)	(1,706,951,048)
Affiliated issuers	(64,462,329)
Assets and liabilities in foreign currencies	(796,798)
Total change in net unrealized appreciation (depreciation)		(1,772,210,175)
Net gain (loss)		(1,601,611,803)
Net increase (decrease) in net assets resulting from operations		$(1,522,833,564)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$78,778,239	$60,448,635
Net realized gain (loss)	170,598,372	531,151,176
Change in net unrealized appreciation (depreciation)	(1,772,210,175)	803,627,779
Net increase (decrease) in net assets resulting from operations	(1,522,833,564)	1,395,227,590
Distributions to shareholders	(562,935,286)	(34,455,580)
Share transactions
Proceeds from sales of shares	318,375,461	462,541,841
Reinvestment of distributions	562,935,286	34,455,580
Cost of shares redeemed	(397,219,829)	(662,874,221)
Net increase (decrease) in net assets resulting from share transactions	484,090,918	(165,876,800)
Total increase (decrease) in net assets	(1,601,677,932)	1,194,895,210

Net Assets
Beginning of period	4,847,936,257	3,653,041,047
End of period	$3,246,258,325	$4,847,936,257

Other Information
Shares
Sold	18,537,989	21,517,155
Issued in reinvestment of distributions	27,025,218	1,762,434
Redeemed	(22,410,759)	(30,467,291)
Net increase (decrease)	23,152,448	(7,187,702)

Financial Highlights
Fidelity® Series International Small Cap Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$24.12	$17.55	$16.71	$16.43	$18.17
Income from Investment Operations
Net investment income (loss) A,B	.35	.29	.22	.36	.38
Net realized and unrealized gain (loss)	(7.16)	6.45	1.36	1.47	(.99)
Total from investment operations	(6.81)	6.74	1.58	1.83	(.61)
Distributions from net investment income	(.47)	(.17)	(.36)	(.37)	(.29)
Distributions from net realized gain	(2.35)	-	(.38)	(1.18)	(.85)
Total distributions	(2.83) C	(.17)	(.74)	(1.55)	(1.13) C
Net asset value, end of period	$14.48	$24.12	$17.55	$16.71	$16.43
Total Return D	(31.82)%	38.60%	9.60%	12.77%	(3.72)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	2.03%	1.34%	1.36%	2.28%	2.08%
Supplemental Data
Net assets, end of period (000 omitted)	$3,246,258	$4,847,936	$3,653,041	$3,498,064	$3,225,502
Portfolio turnover rate G	25%	32%	24% H	23%	14%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Series International Value Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series International Value Fund	-16.40%	0.54%	3.83%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Value Fund on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Value Index performed over the same period.

18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$14,568 Fidelity® Series International Value Fund
$13,612 MSCI EAFE Value Index

Fidelity® Series International Value Fund
Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Portfolio Manager Alex Zavratsky:
For the fiscal year ending October 31, 2022, the fund returned -16.40%, trailing the -16.13% result of the benchmark MSCI EAFE Value Index. By region, stock picks in Japan, along with an overweighting and security selection in Europe ex U.K., hurt the fund's relative result most this period. By sector, the largest detractors from performance versus the benchmark were security selection and an overweighting in industrials. Subpar picks among communication services and real estate stocks hurt as well. The fund's biggest individual relative detractor was an overweighting in Vonovia, which returned -59% the past year. The fund's non-benchmark position in Shin-Etsu Chemical returned about -40% and further weighed on the portfolio's relative return. Also hurting performance was an outsized stake in Porsche, which returned -45%. In contrast, stock picks in the U.K., in addition to an underweighting and security selection in Asia Pacific ex Japan - namely Hong Kong - contributed most to the fund's relative result. By sector, the top contributor to performance versus the benchmark was an overweighting in energy. Strong picks in the financials sector, especially insurance firms, also proved beneficial. Further aiding the fund's relative return were investment choices in materials. Our non-benchmark stake in RH was the portfolio's largest individual relative contributor, driven by a rise of roughly 71%. Further lifting performance was our overweighting in TotalEnergies, which gained 14% and was among the fund's largest holdings on October 31. Another notable relative contributor was an outsized stake in Glencore (+22%), which was one of our biggest positions at period end as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series International Value Fund
Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Shell PLC ADR (United Kingdom, Oil, Gas & Consumable Fuels)	4.2
TotalEnergies SE (France, Oil, Gas & Consumable Fuels)	3.4
BHP Group Ltd. (Australia, Metals & Mining)	3.3
Toyota Motor Corp. (Japan, Automobiles)	3.1
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.3
Sanofi SA (France, Pharmaceuticals)	2.2
Glencore PLC (Bailiwick of Jersey, Metals & Mining)	2.1
Hitachi Ltd. (Japan, Industrial Conglomerates)	2.0
Zurich Insurance Group Ltd. (Switzerland, Insurance)	2.0
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	2.0
26.6

Market Sectors (% of Fund's net assets)

Financials	30.2
Industrials	13.8
Energy	13.4
Materials	13.1
Health Care	8.3
Consumer Discretionary	6.3
Information Technology	4.2
Utilities	2.3
Communication Services	2.1
Real Estate	1.6
Consumer Staples	1.2

Asset Allocation (% of Fund's net assets)

Foreign investments - 96.5%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Fidelity® Series International Value Fund
Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 95.5%
	Shares	Value ($)
Australia - 6.9%
BHP Group Ltd.	17,236,552	411,907,468
Macquarie Group Ltd.	1,298,241	140,756,166
National Australia Bank Ltd.	7,421,869	154,167,413
Woodside Energy Group Ltd.	6,321,603	145,489,209
TOTAL AUSTRALIA		852,320,256
Austria - 0.4%
Erste Group Bank AG	1,935,964	47,711,730
Bailiwick of Jersey - 2.4%
Ferguson PLC	372,155	40,587,477
Glencore PLC	45,275,027	259,565,068
TOTAL BAILIWICK OF JERSEY		300,152,545
Belgium - 1.1%
KBC Group NV	1,968,987	98,677,278
UCB SA	553,800	41,769,390
TOTAL BELGIUM		140,446,668
Canada - 0.8%
Nutrien Ltd.	1,192,100	100,724,947
Denmark - 0.9%
DSV A/S	486,800	65,903,402
ORSTED A/S (a)	547,211	45,148,055
TOTAL DENMARK		111,051,457
Finland - 1.4%
Sampo Oyj (A Shares)	3,703,387	169,378,886
France - 13.3%
Air Liquide SA	1,211,099	158,428,419
ALTEN	374,308	43,760,339
AXA SA	9,130,779	225,483,742
BNP Paribas SA	3,498,770	164,071,044
Capgemini SA	554,248	90,836,175
Euroapi SASU (b)	148,770	2,603,024
Sanofi SA	3,085,906	265,566,478
Teleperformance	224,631	60,226,317
TotalEnergies SE (c)	7,742,892	422,400,828
VINCI SA	1,366,029	125,725,240
Vivendi SA	10,054,986	82,299,866
TOTAL FRANCE		1,641,401,472
Germany - 10.0%
Bayer AG	2,875,682	151,206,450
Deutsche Post AG	2,642,307	93,405,098
Hannover Reuck SE	926,263	150,854,527
Linde PLC (c)	554,474	165,839,771
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	396,617	104,697,394
Rheinmetall AG	810,441	131,751,064
RWE AG	3,769,600	145,249,728
Siemens AG	2,068,707	225,921,495
Vonovia SE	3,309,341	73,171,570
TOTAL GERMANY		1,242,097,097
Hong Kong - 0.7%
AIA Group Ltd.	11,473,647	86,910,513
India - 0.8%
Reliance Industries Ltd. sponsored GDR (a)	1,713,000	104,578,650
Indonesia - 0.5%
PT Bank Rakyat Indonesia (Persero) Tbk	213,689,537	63,706,129
Ireland - 2.4%
Bank of Ireland Group PLC	9,294,900	67,018,757
CRH PLC	3,968,808	142,947,961
Ryanair Holdings PLC sponsored ADR (b)	1,180,700	81,338,423
TOTAL IRELAND		291,305,141
Italy - 1.5%
Enel SpA	20,688,350	92,422,083
Mediobanca SpA (c)	10,345,055	93,769,948
TOTAL ITALY		186,192,031
Japan - 21.9%
DENSO Corp.	2,545,096	126,277,297
FUJIFILM Holdings Corp.	2,139,300	98,106,101
Fujitsu Ltd.	547,000	62,937,017
Hitachi Ltd.	5,553,100	252,456,075
Hoya Corp.	1,266,842	118,211,324
Ibiden Co. Ltd.	1,221,644	41,325,326
Idemitsu Kosan Co. Ltd.	2,669,276	58,341,888
Itochu Corp.	5,375,153	139,136,917
Minebea Mitsumi, Inc.	4,890,951	72,495,081
Mitsubishi Estate Co. Ltd.	4,676,233	58,805,028
Mitsubishi UFJ Financial Group, Inc.	39,524,624	186,708,428
Mitsui Fudosan Co. Ltd.	3,150,496	60,374,178
ORIX Corp.	9,603,533	141,119,201
Recruit Holdings Co. Ltd.	1,166,816	35,904,293
Renesas Electronics Corp. (b)	9,878,000	82,636,902
Shin-Etsu Chemical Co. Ltd.	1,403,958	145,913,294
Shiseido Co. Ltd.	955,600	33,129,009
SoftBank Group Corp.	2,340,337	100,461,825
Sony Group Corp.	557,345	37,584,371
Sumitomo Mitsui Financial Group, Inc.	5,031,263	141,285,746
Suzuki Motor Corp.	3,170,382	107,033,307
TIS, Inc.	1,964,356	53,040,717
Tokio Marine Holdings, Inc.	9,379,545	169,745,826
Toyota Motor Corp.	27,463,520	381,045,675
TOTAL JAPAN		2,704,074,826
Korea (South) - 0.4%
Samsung Electronics Co. Ltd.	1,152,675	47,970,248
Luxembourg - 0.6%
ArcelorMittal SA (Netherlands)	3,053,645	68,367,459
Netherlands - 2.2%
Airbus Group NV	892,387	96,559,643
NN Group NV	3,179,102	134,623,883
Universal Music Group NV	2,222,387	43,637,583
TOTAL NETHERLANDS		274,821,109
Norway - 0.9%
Equinor ASA	2,921,900	106,455,694
Singapore - 1.5%
United Overseas Bank Ltd. (c)	9,712,989	190,472,291
South Africa - 0.1%
Thungela Resources Ltd.	760,674	11,619,581
Spain - 1.9%
Banco Santander SA (Spain) (c)	68,913,444	178,567,931
Cellnex Telecom SA (a)	981,138	32,112,902
Unicaja Banco SA (a)	27,630,531	24,466,062
TOTAL SPAIN		235,146,895
Sweden - 1.5%
Alleima AB (b)	605,100	2,061,720
Investor AB (B Shares)	8,350,460	136,406,275
Sandvik AB	3,183,500	49,747,753
TOTAL SWEDEN		188,215,748
Switzerland - 6.1%
Novartis AG	1,441,190	116,578,962
Roche Holding AG (participation certificate)	242,400	80,427,881
Swiss Life Holding AG	189,390	91,711,401
UBS Group AG	14,282,091	226,513,963
Zurich Insurance Group Ltd.	575,420	245,229,021
TOTAL SWITZERLAND		760,461,228
United Kingdom - 15.3%
Anglo American PLC (United Kingdom)	5,416,108	162,235,272
AstraZeneca PLC (United Kingdom)	2,087,799	244,966,033
BAE Systems PLC	24,524,186	229,388,690
Beazley PLC	10,015,617	71,729,505
BP PLC	52,137,852	288,458,307
Imperial Brands PLC	4,837,383	117,834,291
Lloyds Banking Group PLC	216,019,816	103,747,396
Shell PLC ADR	9,235,448	513,767,970
Standard Chartered PLC (United Kingdom)	26,114,622	155,790,789
TOTAL UNITED KINGDOM		1,887,918,253
TOTAL COMMON STOCKS (Cost $11,213,043,791)		11,813,500,854

Nonconvertible Preferred Stocks - 1.0%
	Shares	Value ($)
Germany - 1.0%
Porsche Automobil Holding SE (Germany) (Cost $136,007,032)	2,043,977	114,201,691

Money Market Funds - 7.3%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (d)	391,906,018	391,984,399
Fidelity Securities Lending Cash Central Fund 3.10% (d)(e)	513,451,567	513,502,912
TOTAL MONEY MARKET FUNDS (Cost $905,487,311)		905,487,311

TOTAL INVESTMENT IN SECURITIES - 103.8% (Cost $12,254,538,134)	12,833,189,856
NET OTHER ASSETS (LIABILITIES) - (3.8)%	(465,211,598)
NET ASSETS - 100.0%	12,367,978,258

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $206,305,669 or 1.7% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	296,762,755	4,309,696,462	4,214,474,818	4,334,803	-	-	391,984,399	0.8%
Fidelity Securities Lending Cash Central Fund 3.10%	293,807,795	5,288,164,968	5,068,469,851	4,075,393	-	-	513,502,912	1.4%
Total	590,570,550	9,597,861,430	9,282,944,669	8,410,196	-	-	905,487,311

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	258,512,176	-	258,512,176	-
Consumer Discretionary	766,142,341	107,033,307	659,109,034	-
Consumer Staples	150,963,300	33,129,009	117,834,291	-
Energy	1,651,112,127	833,797,298	817,314,829	-
Financials	3,765,321,245	2,206,631,540	1,558,689,705	-
Health Care	1,021,329,542	162,583,738	858,745,804	-
Industrials	1,700,546,968	843,894,756	856,652,212	-
Information Technology	520,612,825	284,202,731	236,410,094	-
Materials	1,617,991,379	748,901,365	869,090,014	-
Real Estate	192,350,776	60,374,178	131,976,598	-
Utilities	282,819,866	145,249,728	137,570,138	-

Money Market Funds	905,487,311	905,487,311	-	-
Total Investments in Securities:	12,833,189,856	6,331,284,961	6,501,904,895	-
Fidelity® Series International Value Fund
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $471,025,314) - See accompanying schedule:
Unaffiliated issuers (cost $11,349,050,823)	$11,927,702,545
Fidelity Central Funds (cost $905,487,311)	905,487,311

Total Investment in Securities (cost $12,254,538,134)		$12,833,189,856
Foreign currency held at value (cost $557,758)		552,950
Receivable for investments sold		136,679,371
Receivable for fund shares sold		3,009,071
Dividends receivable		40,292,681
Reclaims receivable		38,629,821
Interest receivable		105
Distributions receivable from Fidelity Central Funds		1,227,049
Total assets		13,053,580,904
Liabilities
Payable for fund shares redeemed	171,928,056
Other payables and accrued expenses	171,678
Collateral on securities loaned	513,502,912
Total Liabilities		685,602,646
Net Assets		$12,367,978,258
Net Assets consist of:
Paid in capital		$12,650,879,939
Total accumulated earnings (loss)		(282,901,681)
Net Assets		$12,367,978,258
Net Asset Value , offering price and redemption price per share ($12,367,978,258 ÷ 1,339,208,137 shares)		$9.24

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$549,700,276
Non-Cash dividends		60,632,586
Interest		19,540
Income from Fidelity Central Funds (including $4,075,393 from security lending)		8,410,196
Income before foreign taxes withheld		618,762,598
Less foreign taxes withheld		(46,239,668)
Total Income		572,522,930
Expenses
Custodian fees and expenses	763,002
Independent trustees' fees and expenses	48,119
Interest	3,435
Total expenses before reductions	814,556
Expense reductions	(240)
Total expenses after reductions		814,316
Net Investment income (loss)		571,708,614
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(151,202,404)
Redemptions in-kind with affiliated entities	9,807,643
Foreign currency transactions	(6,856,789)
Total net realized gain (loss)		(148,251,550)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(2,769,482,283)
Assets and liabilities in foreign currencies	(5,313,051)
Total change in net unrealized appreciation (depreciation)		(2,774,795,334)
Net gain (loss)		(2,923,046,884)
Net increase (decrease) in net assets resulting from operations		$(2,351,338,270)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$571,708,614	$568,501,292
Net realized gain (loss)	(148,251,550)	711,104,230
Change in net unrealized appreciation (depreciation)	(2,774,795,334)	3,663,836,805
Net increase (decrease) in net assets resulting from operations	(2,351,338,270)	4,943,442,327
Distributions to shareholders	(770,910,384)	(373,393,666)
Share transactions
Proceeds from sales of shares	2,577,499,861	2,735,781,749
Reinvestment of distributions	770,910,384	373,393,666
Cost of shares redeemed	(3,188,665,043)	(3,954,452,072)
Net increase (decrease) in net assets resulting from share transactions	159,745,202	(845,276,657)
Total increase (decrease) in net assets	(2,962,503,452)	3,724,772,004

Net Assets
Beginning of period	15,330,481,710	11,605,709,706
End of period	$12,367,978,258	$15,330,481,710

Other Information
Shares
Sold	248,540,462	245,691,599
Issued in reinvestment of distributions	70,596,189	38,062,555
Redeemed	(298,779,921)	(372,495,173)
Net increase (decrease)	20,356,730	(88,741,019)

Financial Highlights
Fidelity® Series International Value Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$11.62	$8.25	$9.82	$9.68	$10.87
Income from Investment Operations
Net investment income (loss) A,B	.42	.43 C	.26	.39	.38
Net realized and unrealized gain (loss)	(2.24)	3.23	(1.43)	.10	(1.23)
Total from investment operations	(1.82)	3.66	(1.17)	.49	(.85)
Distributions from net investment income	(.56)	(.29)	(.36)	(.35)	(.31)
Distributions from net realized gain	-	-	(.04)	-	(.03)
Total distributions	(.56)	(.29)	(.40)	(.35)	(.34)
Net asset value, end of period	$9.24	$11.62	$8.25	$9.82	$9.68
Total Return D	(16.40)%	44.95%	(12.55)%	5.48%	(8.11)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	-% G
Net investment income (loss)	4.09%	3.97% C	2.92%	4.23%	3.60%
Supplemental Data
Net assets, end of period (000 omitted)	$12,367,978	$15,330,482	$11,605,710	$15,992,396	$14,030,676
Portfolio turnover rate H	31% I	34%	36% I	41%	43%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 3.00%.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount represents less than .005%.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Series Emerging Markets Fund,   Fidelity Series Emerging Markets Opportunities Fund,   Fidelity Series International Growth Fund,   Fidelity Series International Small Cap Fund and   Fidelity Series International Value Fund (the Funds) are funds of Fidelity Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts.   Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable or reclaims receivable, as applicable. Fidelity Series Emerging Markets Fund, Fidelity Series International Growth Fund, Fidelity Series International Value Fund and Fidelity Series International Small Cap Fund have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Growth Fund and Fidelity Series International Small Cap Fund are subject to a tax imposed on capital gains by certain countries in which they invest. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Series Emerging Markets Fund	$2,873,687,205	$230,369,851	$(649,400,938)	$(419,031,087)
Fidelity Series Emerging Markets Opportunities Fund	25,386,312,243	3,590,771,195	(6,688,197,571)	(3,097,426,376)
Fidelity Series International Growth Fund	10,211,557,270	3,709,497,051	(1,133,112,702)	2,576,384,349
Fidelity Series International Small Cap Fund	2,963,078,900	824,908,792	(534,056,669)	290,852,123
Fidelity Series International Value Fund	12,485,040,648	1,527,981,573	(1,179,832,365)	348,149,208

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series Emerging Markets Fund	$49,624,281	$-	$(297,426,554)	$(419,139,468)
Fidelity Series Emerging Markets Opportunities Fund	422,953,792	-	(834,830,045)	(3,101,762,927)
Fidelity Series International Growth Fund	151,934,332	261,708,278	-	2,573,584,326
Fidelity Series International Small Cap Fund	41,257,144	163,880,557	-	290,113,311
Fidelity Series International Value Fund	381,887,841	-	(1,007,762,687)	342,973,166

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Fidelity Series Emerging Markets Fund	$(259,568,802)	$(37,857,752)	$(297,426,554)
Fidelity Series Emerging Markets Opportunities Fund	(834,830,045)	-	(834,830,045)
Fidelity Series International Value Fund	(1,007,762,687)	-	(1,007,762,687)

The tax character of distributions paid was as follows:

October 31, 2022
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Fund	$ 105,313,301	$ -	$ 105,313,301
Fidelity Series Emerging Markets Opportunities Fund	1,355,505,288	1,975,800,325	3,331,305,613
Fidelity Series International Growth Fund	332,369,715	896,087,260	1,228,456,975
Fidelity Series International Small Cap Fund	97,971,051	464,964,235	562,935,286
Fidelity Series International Value Fund	770,910,384	-	770,910,384

October 31, 2021
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Emerging Markets Fund	$ 47,189,249	$ -	$ 47,189,249
Fidelity Series Emerging Markets Opportunities Fund	404,944,890	504,961,398	909,906,288
Fidelity Series International Growth Fund	174,415,485	1,719,238,352	1,893,653,837
Fidelity Series International Small Cap Fund	34,455,580	-	34,455,580
Fidelity Series International Value Fund	373,393,666	-	373,393,666

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Emerging Markets Fund	2,322,362,250	1,750,176,871
Fidelity Series Emerging Markets Opportunities Fund	13,957,340,250	9,443,815,008
Fidelity Series International Growth Fund	4,352,506,268	2,944,129,286
Fidelity Series International Small Cap Fund	962,060,115	933,991,857
Fidelity Series International Value Fund	4,136,000,499	4,320,912,703

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds do not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Funds, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.
Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Emerging Markets Fund	$ 965
Fidelity Series Emerging Markets Opportunities Fund	130,055
Fidelity Series International Growth Fund	6,761
Fidelity Series International Small Cap Fund	714
Fidelity Series International Value Fund	5,221

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series International Growth Fund	Borrower	$12,576,000.32%		$ 220
Fidelity Series International Value Fund	Borrower	$ 130,860,667.32%		$ 3,435

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Emerging Markets Fund	20,735,155	32,432,512	(1,664,139)
Fidelity Series Emerging Markets Opportunities Fund	284,874,718	142,547,382	(26,520,410)
Fidelity Series International Growth Fund	218,358,370	139,128,081	2,609,219
Fidelity Series International Small Cap Fund	68,679,823	8,092,826	1,256,398
Fidelity Series International Value Fund	82,850,054	104,071,974	5,954,913

Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Series International Growth Fund	3,489,700	20,221,102	47,323,914
Fidelity Series International Value Fund	5,171,078	9,807,643	46,949,274

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:
Amount ($)
Fidelity Series Emerging Markets Opportunities Fund	41,157
Fidelity Series International Growth Fund	4,126

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Emerging Markets Fund	$ 18,937	$ -	$-
Fidelity Series Emerging Markets Opportunities Fund	$ 511,461	$ 11	$-
Fidelity Series International Growth Fund	$ 60,135	$ -	$ -
Fidelity Series International Small Cap Fund	$ 9,020	$ -	$ -
Fidelity Series International Value Fund	$ 436,872	$ -	$-
9. Expense Reductions.
The investment adviser contractually agreed to reimburse each Fund to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2026. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement
Fidelity Series Emerging Markets Fund	.013%	$ 624,015
Fidelity Series Emerging Markets Opportunities Fund	.013%	$ 4,180,484

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Series Emerging Markets Fund	$153
Fidelity Series Emerging Markets Opportunities Fund	4,149
Fidelity Series International Growth Fund	167
Fidelity Series International Value Fund	240

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Small Cap Fund, and Fidelity Series International Value Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Small Cap Fund, and Fidelity Series International Value Fund (the "Funds"), each a fund of Fidelity Investment Trust, including the schedules of investments, as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, except for the financial highlights for Fidelity Series Emerging Markets Fund; which are for each of the four years in the period then ended and for the period from August 29, 2018 (commencement of operations) through October 31, 2018; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, except for the financial highlights for Fidelity Series Emerging Markets Fund; which are for each of the four years in the period then ended and for the period from August 29, 2018 (commencement of operations) through October 31, 2018; in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2022
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series International Growth Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 19, 2022
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity® Series Emerging Markets Fund	.01%
Actual		$ 1,000	$ 805.10	$ .05
Hypothetical- B		$ 1,000	$ 1,025.16	$ .05

Fidelity® Series Emerging Markets Opportunities Fund	.01%
Actual		$ 1,000	$ 822.40	$ .05
Hypothetical- B		$ 1,000	$ 1,025.16	$ .05

Fidelity® Series International Growth Fund	.01%
Actual		$ 1,000	$ 898.10	$ .05
Hypothetical- B		$ 1,000	$ 1,025.16	$ .05

Fidelity® Series International Small Cap Fund	.01%
Actual		$ 1,000	$ 876.00	$ .05
Hypothetical- B		$ 1,000	$ 1,025.16	$ .05

Fidelity® Series International Value Fund	.01%
Actual		$ 1,000	$ 892.80	$ .05
Hypothetical- B		$ 1,000	$ 1,025.16	$ .05

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2022, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series International Growth Fund	$324,975,788
Fidelity Series International Small Cap Fund	$174,366,556

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity Series International Growth Fund
December, 2021	5%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Series Emerging Markets Opportunities Fund
December, 2021	33%
Fidelity Series International Growth Fund
December, 2021	38%
Fidelity Series International Value Fund
December, 2021	46%
Fidelity Series International Small Cap Fund
December, 2021	51%
Fidelity Series Emerging Markets Fund
December, 2021	38%

The funds will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Emerging Markets Fund
Fidelity Series Emerging Markets Opportunities Fund
Fidelity Series International Growth Fund
Fidelity Series International Small Cap Fund
Fidelity Series International Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for each fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and the fact that no fee is payable under the management contracts was fair and reasonable.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance . The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed each fund's absolute investment performance, as well as each fund's relative investment performance, and for Fidelity Series Emerging Markets Fund, considered the fund's underperformance for different time periods ended December 31, 2021. The Board did not consider performance to be a material factor in its decision to renew each fund's Advisory Contracts, as the funds are not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts. The Fidelity Series Emerging Markets Fund had a portfolio management change in February 2020, Fidelity Series Emerging Markets Opportunities Fund had portfolio management changes in June 2020, October 2020, December 2020, February 2021, and January 2022 and Fidelity Series International Small Cap Fund had a portfolio management change in June 2020. The Board will continue to monitor closely each fund's performance, taking into account the portfolio management changes.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered that each fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in each fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of each fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that each fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse each fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.013% through February 28, 2025.
Based on its review, the Board considered that each fund does not pay a management fee and concluded that the total expense ratio of each fund was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of the Advisory Contracts because each fund pays no advisory fees and FMR bears all expenses of each fund with certain exceptions.

Economies of Scale . The Board concluded that because each fund pays no advisory fees and FMR bears all expenses of each fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew each fund's Advisory Contracts.

Additional Information Requested by the Boar d. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that each fund's Advisory Contracts should be renewed.

1.907943.112
GSV-S-ANN-1222
Fidelity® International Small Cap Opportunities Fund

Annual Report
October 31, 2022
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-37.60%	0.18%	6.07%
Class M (incl.3.50% sales charge)	-36.26%	0.38%	6.02%
Class C (incl. contingent deferred sales charge)	-34.88%	0.60%	6.04%
Fidelity® International Small Cap Opportunities Fund	-33.62%	1.66%	7.01%
Class I	-33.60%	1.66%	7.00%
Class Z	-33.52%	1.76%	7.05%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Small Cap Opportunities Fund, a class of the fund,  on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Small Cap Index performed over the same period.

30,000
27,500
25,000
22,500
20,000
17,500
15,000
12,500
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$19,684 Fidelity® International Small Cap Opportunities Fund
$17,515 MSCI EAFE Small Cap Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).

Comments from Portfolio Manager Jed Weiss:
For the fiscal year ending October 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned roughly -34%, trailing the -30.15% result of the benchmark MSCI EAFE Small Cap Index. By region, security selection in Europe ex U.K. and U.K. hurt the fund's relative result most this period. Versus the benchmark, sector positioning was the primary detractor. Specifically, picks among capital goods stocks within the industrials sector notably hurt. Investment choices and an overweighting in the health care sector, primarily within the pharmaceuticals, biotechnology & life sciences industry, also weighed on performance. Further detracting from the portfolio's result was an overweighting in information technology, especially among software & services firms. The fund's largest individual relative detractor was an outsized stake in AddLife, which returned -77% the past year. Also hampering performance was our overweighting in Dechra Pharmaceuticals, which returned about -56% and was one of our biggest holdings this period. An outsized stake in Addtech - one of the fund's largest holdings -   returned approximately -45%, proved detrimental as well. In contrast, a non-benchmark allocation to the U.S. and an overweighting in Japan contributed most to the fund's relative result. By sector, the top contributor to performance versus the benchmark were stock picks in information technology, primarily driven by the software & services industry. Security selection and an underweighting in consumer discretionary also boosted the portfolio's relative performance. Further aiding the fund's relative result were investment choices among consumer staples companies, especially within the food & staples retailing industry. Lastly, the fund's position in cash was a notable contributor. The fund's largest individual relative contributor was an overweighting in SHO-BOND Holdings, which gained 6% the past 12 months and was among the portfolio's biggest holdings as of October 31. Also lifting performance was our outsized stake in Kongsberg Gruppen, which gained 14%. Another notable relative contributor was an overweighting in Koshidaka Holdings (+25%). Notable changes in positioning include lower allocations to the U.K. and Sweden. By sector, meaningful changes in positioning include increased exposure to consumer discretionary stocks and a lower allocation to health care firms.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Spectris PLC (United Kingdom, Electronic Equipment & Components)	3.5
Lagercrantz Group AB (B Shares) (Sweden, Electronic Equipment & Components)	3.3
Azbil Corp. (Japan, Electronic Equipment & Components)	3.3
AddTech AB (B Shares) (Sweden, Trading Companies & Distributors)	3.2
Aalberts Industries NV (Netherlands, Machinery)	3.0
OBIC Co. Ltd. (Japan, IT Services)	2.7
Interpump Group SpA (Italy, Machinery)	2.6
CTS Eventim AG (Germany, Entertainment)	2.4
SHO-BOND Holdings Co. Ltd. (Japan, Construction & Engineering)	2.1
Morningstar, Inc. (United States of America, Capital Markets)	1.9
28.0

Market Sectors (% of Fund's net assets)

Industrials	29.6
Information Technology	20.9
Health Care	12.6
Consumer Discretionary	8.2
Communication Services	7.0
Consumer Staples	6.3
Financials	4.8
Materials	3.1
Real Estate	2.7
Energy	2.0

Asset Allocation (% of Fund's net assets)

Foreign investments - 91.2%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 97.2%
	Shares	Value ($)
Australia - 1.1%
Aub Group Ltd.	190,000	2,513,313
Imdex Ltd.	3,047,752	3,976,969
Steadfast Group Ltd.	1,650,000	5,340,438
TOTAL AUSTRALIA		11,830,720
Bailiwick of Jersey - 0.4%
Integrated Diagnostics Holdings PLC (a)	5,996,716	4,617,471
Belgium - 1.4%
Azelis Group NV	265,800	6,083,596
KBC Ancora	239,989	8,533,345
TOTAL BELGIUM		14,616,941
Canada - 3.5%
CAE, Inc. (b)	411,600	7,855,250
McCoy Global, Inc. (b)	630,715	462,961
Osisko Gold Royalties Ltd.	335,000	3,592,579
Pason Systems, Inc.	495,000	5,257,570
Richelieu Hardware Ltd. (c)	442,263	11,871,808
Summit Industrial Income REIT (c)	561,500	7,175,627
TOTAL CANADA		36,215,795
Cayman Islands - 0.4%
Chlitina Holding Ltd.	829,500	3,793,367
Denmark - 0.7%
SimCorp A/S	18,943	1,131,406
Spar Nord Bank A/S	480,455	5,815,736
TOTAL DENMARK		6,947,142
Finland - 0.5%
Musti Group OYJ	289,502	5,441,629
France - 3.4%
Laurent-Perrier Group SA	66,632	6,492,719
Lectra	412,400	13,204,759
LISI	343,264	6,777,828
Vetoquinol SA	112,417	9,343,182
TOTAL FRANCE		35,818,488
Germany - 5.5%
CTS Eventim AG (b)	521,054	24,891,794
Nexus AG	291,358	15,634,846
Rheinmetall AG	32,000	5,202,148
Scout24 AG (a)	127,200	6,521,596
Stabilus Se	93,636	5,140,362
TOTAL GERMANY		57,390,746
India - 1.1%
Embassy Office Parks (REIT)	1,706,000	7,097,273
Indian Energy Exchange Ltd. (a)	2,298,585	3,884,659
TOTAL INDIA		10,981,932
Ireland - 0.7%
Cairn Homes PLC	4,369,500	4,214,203
Irish Residential Properties REIT PLC	2,925,000	3,162,351
TOTAL IRELAND		7,376,554
Israel - 1.9%
Ituran Location & Control Ltd. (c)	355,577	8,526,736
Maytronics Ltd.	294,515	3,178,900
Strauss Group Ltd.	130,984	3,279,836
Tel Aviv Stock Exchange Ltd.	734,996	4,332,744
TOTAL ISRAEL		19,318,216
Italy - 2.6%
Interpump Group SpA	686,943	26,598,182
Japan - 35.6%
Ai Holdings Corp.	185,800	2,753,981
Aoki Super Co. Ltd.	175,000	3,012,879
Artnature, Inc.	483,700	2,508,038
Aucnet, Inc.	306,977	4,626,487
Azbil Corp.	1,255,592	34,156,291
Broadleaf Co. Ltd.	2,509,998	9,199,697
Central Automotive Products Ltd.	151,500	2,286,331
Curves Holdings Co. Ltd.	2,020,026	11,751,051
Daiichikosho Co. Ltd.	418,800	12,026,470
Daikokutenbussan Co. Ltd. (c)	77,500	2,366,253
Digital Hearts Holdings Co. Ltd.	558,714	7,683,985
Fujitec Co. Ltd.	203,000	4,038,293
Funai Soken Holdings, Inc.	325,650	5,810,212
Goldcrest Co. Ltd.	595,530	7,008,827
Iwatsuka Confectionary Co. Ltd.	18,900	510,965
JEOL Ltd.	413,200	15,172,481
Kobayashi Pharmaceutical Co. Ltd.	160,550	8,529,843
Koshidaka Holdings Co. Ltd.	1,447,400	10,882,634
Kusuri No Aoki Holdings Co. Ltd.	93,500	4,514,812
Lasertec Corp.	131,644	18,497,422
Medikit Co. Ltd.	294,400	4,791,338
Miroku Jyoho Service Co., Ltd.	349,800	3,514,585
Misumi Group, Inc.	650,268	13,906,670
Mitsuboshi Belting Ltd.	124,780	2,655,965
Nagaileben Co. Ltd.	671,327	9,219,205
Nihon Parkerizing Co. Ltd.	2,013,600	13,108,476
NS Tool Co. Ltd.	594,500	4,613,827
NSD Co. Ltd.	432,049	7,391,860
OBIC Co. Ltd.	188,600	28,373,395
OSG Corp.	849,800	10,818,598
Paramount Bed Holdings Co. Ltd.	262,220	4,669,683
ProNexus, Inc.	497,100	3,206,018
San-Ai Obbli Co. Ltd.	839,700	6,945,970
SHO-BOND Holdings Co. Ltd.	507,100	21,962,568
Shoei Co. Ltd.	480,352	17,735,179
SK Kaken Co. Ltd.	40,900	10,190,961
Software Service, Inc.	74,600	4,128,975
Techno Medica Co. Ltd.	80,791	887,807
The Monogatari Corp.	94,200	4,320,549
TIS, Inc.	291,800	7,879,061
Tocalo Co. Ltd.	558,336	4,468,340
USS Co. Ltd.	647,100	9,778,632
Welcia Holdings Co. Ltd.	230,700	4,825,159
YAKUODO Holdings Co. Ltd.	235,900	4,419,902
TOTAL JAPAN		371,149,675
Korea (South) - 0.6%
BGF Retail Co. Ltd.	44,596	5,827,112
Netherlands - 5.1%
Aalberts Industries NV	904,480	31,445,726
AerCap Holdings NV (b)(c)	121,000	6,462,610
IMCD NV	113,917	14,781,554
TOTAL NETHERLANDS		52,689,890
Norway - 2.2%
Kongsberg Gruppen ASA	444,181	15,919,532
Medistim ASA	175,242	4,062,400
Volue A/S (b)	963,944	2,503,474
TOTAL NORWAY		22,485,406
South Africa - 0.7%
Clicks Group Ltd.	461,429	7,818,702
Spain - 0.4%
Fluidra SA (c)	335,001	4,545,519
Sweden - 8.9%
Addlife AB	821,408	7,677,545
AddTech AB (B Shares)	2,734,665	33,089,813
Hemnet Group AB	605,600	7,525,298
INVISIO AB	395,859	5,879,875
John Mattson Fastighetsforetag (b)(c)	435,213	2,751,319
Lagercrantz Group AB (B Shares)	4,054,287	34,791,843
Teqnion AB	122,243	1,383,942
TOTAL SWEDEN		93,099,635
Switzerland - 1.3%
Tecan Group AG	37,821	13,876,702
Taiwan - 0.5%
Addcn Technology Co. Ltd.	855,032	4,771,680
United Kingdom - 12.7%
Alliance Pharma PLC	9,107,237	6,496,280
Avon Protection PLC	521,507	6,219,868
Bodycote PLC	1,851,267	10,521,752
Clarkson PLC	346,149	10,976,046
Dechra Pharmaceuticals PLC	576,495	17,321,461
DP Poland PLC (b)	15,541,591	1,345,644
Helios Towers PLC (b)	2,265,833	3,261,064
Howden Joinery Group PLC	1,461,900	8,617,246
Rightmove PLC	2,399,170	13,510,196
Spectris PLC	1,043,878	36,152,997
Spirax-Sarco Engineering PLC	143,991	17,751,354
TOTAL UNITED KINGDOM		132,173,908
United States of America - 6.0%
Autoliv, Inc.	156,800	12,598,880
Morningstar, Inc. (c)	84,400	19,595,992
NOV, Inc.	365,000	8,176,000
PriceSmart, Inc.	132,660	8,486,260
ResMed, Inc.	63,495	14,203,197
TOTAL UNITED STATES OF AMERICA		63,060,329
TOTAL COMMON STOCKS (Cost $874,786,552)		1,012,445,741

Money Market Funds - 3.9%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (d)	26,876,072	26,881,448
Fidelity Securities Lending Cash Central Fund 3.10% (d)(e)	13,985,059	13,986,458
TOTAL MONEY MARKET FUNDS (Cost $40,867,905)		40,867,906

TOTAL INVESTMENT IN SECURITIES - 101.1% (Cost $915,654,457)	1,053,313,647
NET OTHER ASSETS (LIABILITIES) - (1.1)%	(11,167,858)
NET ASSETS - 100.0%	1,042,145,789

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,023,726 or 1.4% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	36,511,034	205,244,824	214,874,411	187,524	29	(28)	26,881,448	0.1%
Fidelity Securities Lending Cash Central Fund 3.10%	7,881,340	323,942,967	317,837,849	26,687	-	-	13,986,458	0.0%
Total	44,392,374	529,187,791	532,712,260	214,211	29	(28)	40,867,906

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	72,508,098	58,997,902	13,510,196	-
Consumer Discretionary	88,160,119	88,160,119	-	-
Consumer Staples	66,385,847	66,385,847	-	-
Energy	20,842,501	20,842,501	-	-
Financials	50,016,227	50,016,227	-	-
Health Care	132,102,573	132,102,573	-	-
Industrials	308,604,502	308,604,502	-	-
Information Technology	215,761,492	197,264,070	18,497,422	-
Materials	30,868,985	30,868,985	-	-
Real Estate	27,195,397	27,195,397	-	-

Money Market Funds	40,867,906	40,867,906	-	-
Total Investments in Securities:	1,053,313,647	1,021,306,029	32,007,618	-
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $13,502,564) - See accompanying schedule:
Unaffiliated issuers (cost $874,786,552)	$1,012,445,741
Fidelity Central Funds (cost $40,867,905)	40,867,906

Total Investment in Securities (cost $915,654,457)		$1,053,313,647
Foreign currency held at value (cost $99,083)		97,336
Receivable for investments sold		995,410
Receivable for fund shares sold		1,291,388
Dividends receivable		3,530,996
Reclaims receivable		1,421,363
Distributions receivable from Fidelity Central Funds		49,998
Prepaid expenses		1,764
Other receivables		2,578
Total assets		1,060,704,480
Liabilities
Payable for investments purchased	$215,291
Payable for fund shares redeemed	2,577,853
Accrued management fee	896,867
Distribution and service plan fees payable	12,128
Other affiliated payables	166,983
Other payables and accrued expenses	699,501
Collateral on securities loaned	13,990,068
Total Liabilities		18,558,691
Net Assets		$1,042,145,789
Net Assets consist of:
Paid in capital		$844,816,501
Total accumulated earnings (loss)		197,329,288
Net Assets		$1,042,145,789

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($26,380,110 ÷ 1,536,586 shares) (a)		$17.17
Maximum offering price per share (100/94.25 of $17.17)		$18.22
Class M :
Net Asset Value and redemption price per share ($10,115,426 ÷ 598,351 shares) (a)		$16.91
Maximum offering price per share (100/96.50 of $16.91)		$17.52
Class C :
Net Asset Value and offering price per share ($3,314,414 ÷ 204,382 shares) (a)		$16.22
International Small Cap Opportunities :
Net Asset Value , offering price and redemption price per share ($700,271,203 ÷ 40,073,833 shares)		$17.47
Class I :
Net Asset Value , offering price and redemption price per share ($82,704,625 ÷ 4,737,796 shares)		$17.46
Class Z :
Net Asset Value , offering price and redemption price per share ($219,360,011 ÷ 12,575,596 shares)		$17.44
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$26,500,157
Income from Fidelity Central Funds (including $26,687 from security lending)		214,211
Income before foreign taxes withheld		26,714,368
Less foreign taxes withheld		(2,582,778)
Total Income		24,131,590
Expenses
Management fee
Basic fee	$11,158,221
Performance adjustment	1,829,551
Transfer agent fees	1,914,218
Distribution and service plan fees	196,690
Accounting fees	603,200
Custodian fees and expenses	117,639
Independent trustees' fees and expenses	4,809
Registration fees	93,128
Audit	77,455
Legal	2,093
Miscellaneous	6,571
Total expenses before reductions	16,003,575
Expense reductions	(44,285)
Total expenses after reductions		15,959,290
Net Investment income (loss)		8,172,300
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $368,474)	73,059,106
Fidelity Central Funds	29
Foreign currency transactions	(733,793)
Total net realized gain (loss)		72,325,342
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $729,080)	(657,538,973)
Fidelity Central Funds	(28)
Assets and liabilities in foreign currencies	(262,199)
Total change in net unrealized appreciation (depreciation)		(657,801,200)
Net gain (loss)		(585,475,858)
Net increase (decrease) in net assets resulting from operations		$(577,303,558)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,172,300	$628,545
Net realized gain (loss)	72,325,342	178,864,218
Change in net unrealized appreciation (depreciation)	(657,801,200)	315,607,273
Net increase (decrease) in net assets resulting from operations	(577,303,558)	495,100,036
Distributions to shareholders	(145,923,001)	-
Share transactions - net increase (decrease)	(23,291,061)	(112,591,520)
Total increase (decrease) in net assets	(746,517,620)	382,508,516

Net Assets
Beginning of period	1,788,663,409	1,406,154,893
End of period	$1,042,145,789	$1,788,663,409

Financial Highlights
Fidelity Advisor® International Small Cap Opportunities Fund Class A

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$28.35	$20.86	$19.02	$17.33	$18.47
Income from Investment Operations
Net investment income (loss) A,B	.06	(.06)	(.04)	.11	.12
Net realized and unrealized gain (loss)	(8.93)	7.55	2.05	2.01	(.92)
Total from investment operations	(8.87)	7.49	2.01	2.12	(.80)
Distributions from net investment income	-	-	(.11)	(.11)	(.09)
Distributions from net realized gain	(2.31)	-	(.05)	(.31)	(.24)
Total distributions	(2.31)	-	(.17) C	(.43) C	(.34) C
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$17.17	$28.35	$20.86	$19.02	$17.33
Total Return E,F	(33.79)%	35.91%	10.58%	12.61%	(4.48)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.49%	1.50%	1.57%	1.49%	1.38%
Expenses net of fee waivers, if any	1.48%	1.50%	1.57%	1.49%	1.38%
Expenses net of all reductions	1.48%	1.50%	1.56%	1.48%	1.37%
Net investment income (loss)	.30%	(.25)%	(.20)%	.64%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$26,380	$45,981	$37,771	$41,679	$41,164
Portfolio turnover rate I	13%	21%	20%	17%	19%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® International Small Cap Opportunities Fund Class M

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$28.02	$20.67	$18.85	$17.17	$18.32
Income from Investment Operations
Net investment income (loss) A,B	.01	(.13)	(.09)	.06	.07
Net realized and unrealized gain (loss)	(8.81)	7.48	2.03	1.99	(.92)
Total from investment operations	(8.80)	7.35	1.94	2.05	(.85)
Distributions from net investment income	-	-	(.06)	(.06)	(.06)
Distributions from net realized gain	(2.31)	-	(.05)	(.31)	(.24)
Total distributions	(2.31)	-	(.12) C	(.37)	(.30)
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$16.91	$28.02	$20.67	$18.85	$17.17
Total Return E,F	(33.95)%	35.56%	10.29%	12.29%	(4.74)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.74%	1.75%	1.84%	1.77%	1.67%
Expenses net of fee waivers, if any	1.74%	1.75%	1.84%	1.77%	1.67%
Expenses net of all reductions	1.74%	1.75%	1.83%	1.77%	1.66%
Net investment income (loss)	.05%	(.50)%	(.47)%	.36%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$10,115	$16,378	$13,141	$13,875	$13,245
Portfolio turnover rate I	13%	21%	20%	17%	19%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® International Small Cap Opportunities Fund Class C

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$27.10	$20.09	$18.31	$16.69	$17.84
Income from Investment Operations
Net investment income (loss) A,B	(.09)	(.25)	(.18)	(.02)	(.02)
Net realized and unrealized gain (loss)	(8.48)	7.26	1.96	1.93	(.89)
Total from investment operations	(8.57)	7.01	1.78	1.91	(.91)
Distributions from net realized gain	(2.31)	-	-	(.29)	(.24)
Total distributions	(2.31)	-	-	(.29)	(.24)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$16.22	$27.10	$20.09	$18.31	$16.69
Total Return D,E	(34.28)%	34.89%	9.72%	11.74%	(5.19)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	2.26%	2.26%	2.33%	2.27%	2.15%
Expenses net of fee waivers, if any	2.25%	2.26%	2.33%	2.26%	2.15%
Expenses net of all reductions	2.25%	2.26%	2.33%	2.26%	2.14%
Net investment income (loss)	(.47)%	(1.01)%	(.96)%	(.13)%	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$3,314	$6,770	$7,253	$9,424	$14,461
Portfolio turnover rate H	13%	21%	20%	17%	19%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Total returns do not include the effect of the contingent deferred sales charge.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® International Small Cap Opportunities Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$28.77	$21.10	$19.24	$17.53	$18.69
Income from Investment Operations
Net investment income (loss) A,B	.13	.01	.02	.17	.18
Net realized and unrealized gain (loss)	(9.09)	7.66	2.07	2.02	(.95)
Total from investment operations	(8.96)	7.67	2.09	2.19	(.77)
Distributions from net investment income	(.04)	-	(.17)	(.17)	(.15)
Distributions from net realized gain	(2.31)	-	(.05)	(.31)	(.24)
Total distributions	(2.34) C	-	(.23) C	(.48)	(.39)
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$17.47	$28.77	$21.10	$19.24	$17.53
Total Return E	(33.62)%	36.35%	10.90%	12.97%	(4.25)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.19%	1.21%	1.26%	1.19%	1.10%
Expenses net of fee waivers, if any	1.19%	1.20%	1.26%	1.19%	1.10%
Expenses net of all reductions	1.19%	1.20%	1.25%	1.19%	1.09%
Net investment income (loss)	.60%	.05%	.11%	.94%	.93%
Supplemental Data
Net assets, end of period (000 omitted)	$700,271	$1,268,421	$1,152,472	$1,040,989	$965,482
Portfolio turnover rate H	13%	21%	20%	17%	19%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® International Small Cap Opportunities Fund Class I

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$28.75	$21.09	$19.22	$17.51	$18.66
Income from Investment Operations
Net investment income (loss) A,B	.13	.01	.02	.17	.18
Net realized and unrealized gain (loss)	(9.07)	7.65	2.07	2.02	(.94)
Total from investment operations	(8.94)	7.66	2.09	2.19	(.76)
Distributions from net investment income	(.04)	-	(.16)	(.16)	(.15)
Distributions from net realized gain	(2.31)	-	(.05)	(.31)	(.24)
Total distributions	(2.35)	-	(.22) C	(.48) C	(.39)
Redemption fees added to paid in capital A	-	-	-	-	- D
Net asset value, end of period	$17.46	$28.75	$21.09	$19.22	$17.51
Total Return E	(33.60)%	36.32%	10.90%	12.93%	(4.21)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.20%	1.22%	1.28%	1.20%	1.12%
Expenses net of fee waivers, if any	1.19%	1.22%	1.27%	1.19%	1.12%
Expenses net of all reductions	1.19%	1.22%	1.27%	1.19%	1.11%
Net investment income (loss)	.59%	.04%	.09%	.93%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$82,705	$141,310	$113,041	$142,854	$159,968
Portfolio turnover rate H	13%	21%	20%	17%	19%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Amount represents less than $.005 per share.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® International Small Cap Opportunities Fund Class Z

Years ended October 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$28.73	$21.05	$19.20	$17.51	$19.11
Income from Investment Operations
Net investment income (loss) B,C	.15	.04	.05	.19	- D
Net realized and unrealized gain (loss)	(9.05)	7.64	2.05	2.02	(1.60)
Total from investment operations	(8.90)	7.68	2.10	2.21	(1.60)
Distributions from net investment income	(.08)	-	(.20)	(.20)	-
Distributions from net realized gain	(2.31)	-	(.05)	(.31)	-
Total distributions	(2.39)	-	(.25)	(.52) E	-
Net asset value, end of period	$17.44	$28.73	$21.05	$19.20	$17.51
Total Return F,G	(33.52)%	36.48%	11.03%	13.10%	(8.37)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	1.07%	1.09%	1.14%	1.05%	1.03% J
Expenses net of fee waivers, if any	1.07%	1.09%	1.13%	1.05%	1.03% J
Expenses net of all reductions	1.07%	1.09%	1.13%	1.05%	1.02% J
Net investment income (loss)	.72%	.16%	.23%	1.08%	.16% J
Supplemental Data
Net assets, end of period (000 omitted)	$219,360	$309,803	$82,476	$76,527	$4,617
Portfolio turnover rate K	13%	21%	20%	17%	19%

A For the period October 2, 2018 (commencement of sale of shares) through October 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Amount represents less than $.005 per share.

E Total distributions per share do not sum due to rounding.

F Total returns for periods of less than one year are not annualized.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Annualized

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Small Cap Opportunities, Class I and Class Z shares,   each of which has equal rights as to assets and voting privileges. Effective after the close of business on May 31, 2019, the Fund was closed to new accounts with certain exceptions. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$286,797,676
Gross unrealized depreciation	(153,196,360)
Net unrealized appreciation (depreciation)	$133,601,316
Tax Cost	$919,712,331

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$585,497
Undistributed long-term capital gain	$64,042,521
Net unrealized appreciation (depreciation) on securities and other investments	$133,328,764

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$2,549,889	$-
Long-term Capital Gains	143,373,112	-
Total	$145,923,001	$-

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Small Cap Opportunities Fund	167,270,813	310,844,213

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of International Small Cap Opportunities as compared to its benchmark index, the MSCI EAFE Small Cap Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .96% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$85,731	$259
Class M	.25%	.25%	63,478	71
Class C	.75%	.25%	47,481	1,728
			$196,690	$2,058

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions.   The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,357
Class M	427
Class C A	12
$1,796
A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z.   FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$70,790.21
Class M	27,307.22
Class C	10,776.23
International Small Cap Opportunities	1,526,297.16
Class I	175,933.17
Class Z	103,115.04
	$1,914,218

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity International Small Cap Opportunities Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Small Cap Opportunities Fund	$478

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Small Cap Opportunities Fund	16,169,457	5,871,127	(554,000)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity International Small Cap Opportunities Fund	$2,423

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Small Cap Opportunities Fund	$2,849	$-	$-

8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $44,285.

9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity International Small Cap Opportunities Fund
Distributions to shareholders
Class A	$3,712,302	$-
Class M	1,347,073	-
Class C	565,280	-
International Small Cap Opportunities	103,110,108	-
Class I	11,507,400	-
Class Z	25,680,838	-
Total	$145,923,001	$-

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity International Small Cap Opportunities Fund
Class A
Shares sold	107,181	151,070	$2,213,121	$3,794,092
Reinvestment of distributions	146,450	-	3,629,027	-
Shares redeemed	(339,023)	(340,135)	(7,042,478)	(8,897,910)
Net increase (decrease)	(85,392)	(189,065)	$(1,200,330)	$(5,103,818)
Class M
Shares sold	19,908	17,473	$424,699	$451,365
Reinvestment of distributions	54,676	-	1,337,368	-
Shares redeemed	(60,774)	(68,804)	(1,238,854)	(1,743,983)
Net increase (decrease)	13,810	(51,331)	$523,213	$(1,292,618)
Class C
Shares sold	9,960	9,328	$199,008	$229,373
Reinvestment of distributions	23,946	-	564,404	-
Shares redeemed	(79,310)	(120,495)	(1,567,463)	(2,950,299)
Net increase (decrease)	(45,404)	(111,167)	$(804,051)	$(2,720,926)
International Small Cap Opportunities
Shares sold	2,966,612	2,518,067	$62,249,598	$64,960,834
Reinvestment of distributions	3,165,438	-	79,642,429	-
Shares redeemed	(10,146,566)	(13,038,246)	(202,796,085)	(357,315,392)
Net increase (decrease)	(4,014,516)	(10,520,179)	$(60,904,058)	$(292,354,558)
Class I
Shares sold	698,127	614,813	$14,776,475	$16,295,899
Reinvestment of distributions	335,375	-	8,427,973	-
Shares redeemed	(1,211,577)	(1,059,106)	(25,532,337)	(26,919,774)
Net increase (decrease)	(178,075)	(444,293)	$(2,327,889)	$(10,623,875)
Class Z
Shares sold	2,588,492	8,684,967	$51,781,304	$244,920,787
Reinvestment of distributions	928,091	-	23,276,518	-
Shares redeemed	(1,722,683)	(1,820,708)	(33,635,768)	(45,416,512)
Net increase (decrease)	1,793,900	6,864,259	$41,422,054	$199,504,275

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity International Small Cap Opportunities Fund	23%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Small Cap Opportunities Fund
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 14, 2022
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022
Fidelity® International Small Cap Opportunities Fund
Class A	1.47%
Actual		$ 1,000	$ 875.60	$ 6.95
Hypothetical- B		$ 1,000	$ 1,017.80	$ 7.48
Class M	1.73%
Actual		$ 1,000	$ 874.40	$ 8.17
Hypothetical- B		$ 1,000	$ 1,016.48	$ 8.79
Class C	2.25%
Actual		$ 1,000	$ 872.00	$ 10.62
Hypothetical- B		$ 1,000	$ 1,013.86	$ 11.42
Fidelity® International Small Cap Opportunities Fund	1.17%
Actual		$ 1,000	$ 876.60	$ 5.53
Hypothetical- B		$ 1,000	$ 1,019.31	$ 5.96
Class I	1.17%
Actual		$ 1,000	$ 876.90	$ 5.54
Hypothetical- B		$ 1,000	$ 1,019.31	$ 5.96
Class Z	1.05%
Actual		$ 1,000	$ 877.30	$ 4.97
Hypothetical- B		$ 1,000	$ 1,019.91	$ 5.35

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
t
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2022, $72,707,899, or, if subsequently determined to be different, the net capital gain of such year.
International Small Cap Opportunities designates 8%; Class I designates 7%; and Class Z designates 5%; of the dividend distributed in December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.
International Small Cap Opportunities, Class I and Class Z designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
	Pay Date	Income	Taxes
Fidelity International Small Cap Opportunities Fund
Class A	12/06/2021	$0.0000	$0.0000
Class M	12/06/2021	$0.0000	$0.0000
Class C	12/06/2021	$0.0000	$0.0000
International Small Cap Opportunities	12/06/2021	$0.0740	$0.0390
Class I	12/06/2021	$0.0760	$0.0390
Class Z	12/06/2021	$0.1160	$0.0390

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Small Cap Opportunities Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity International Small Cap Opportunities Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the total expense ratio of the representative class (retail class), the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.815075.118
ILS-ANN-1222
Fidelity® International Discovery Fund

Annual Report
October 31, 2022
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-34.56%	-1.13%	3.94%
Class M (incl.3.50% sales charge)	-33.18%	-0.91%	3.93%
Class C (incl. contingent deferred sales charge)	-31.76%	-0.75%	3.92%
Fidelity® International Discovery Fund	-30.36%	0.38%	4.91%
Class K	-30.28%	0.49%	5.04%
Class I	-30.37%	0.36%	4.90%
Class Z	-30.29%	0.49%	5.03%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery Fund, a class of the fund,  on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

24,000
22,500
20,000
17,500
15,000
12,500
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$16,157 Fidelity® International Discovery Fund
$15,261 MSCI EAFE Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Portfolio Manager William Kennedy:
For the fiscal year ending October 31, 2022, the fund's share classes (excluding sales charges, if applicable) returned roughly -31% to -30%, notably underperforming the -22.84% result of the benchmark MSCI EAFE Index. By region, stock picks in Europe ex U.K and in Japan, along with an underweighting and security selection in the U.K., detracted most from the fund's relative result this period. By sector, security selection in financials, health care, industrials and communication services notably hindered the fund's result versus the benchmark. Not owning Shell, a benchmark component that gained about 25%, was the largest individual relative detractor. An outsized investment in Japan-based staffing company Recruit Holdings (-45%) also pressured performance. A non-benchmark stake in OTP Bank in Hungary returned roughly -55%, proving detrimental as well. Recruit and OTP were not held at period end. In contrast, security selection in Canada - a non-benchmark allocation - boosted the fund's relative result. By sector, an overweighting in energy helped most versus the benchmark. An underweighting and stock selection in real estate further aided the portfolio's relative return. Lastly, the fund's position in cash was a notable contributor. The biggest individual relative contributors were an overweight position in Norway-based exploration & production (e&p) company Equinor (+48%) and non-benchmark stake in e&p company Canadian National Resources (+27%), a position we established this period. Equinor and Canadian National Resources were among the fund's biggest holdings on October 31. Notable changes in positioning include decreased exposure to Germany and higher allocations to India and Canada. By sector, meaningful shifts entailed greater exposure to consumer staples, health care and energy firms.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Nestle SA (Reg. S) (Switzerland, Food Products)	3.9
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.5
Equinor ASA (Norway, Oil, Gas & Consumable Fuels)	3.4
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.8
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	2.7
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.9
Housing Development Finance Corp. Ltd. (India, Diversified Financial Services)	1.8
Hitachi Ltd. (Japan, Industrial Conglomerates)	1.6
Canadian Natural Resources Ltd. (Canada, Oil, Gas & Consumable Fuels)	1.6
Diageo PLC (United Kingdom, Beverages)	1.6
24.8

Market Sectors (% of Fund's net assets)

Financials	17.3
Health Care	16.5
Industrials	13.7
Information Technology	13.6
Consumer Discretionary	9.5
Consumer Staples	8.4
Energy	6.8
Materials	5.2
Real Estate	1.5
Communication Services	1.5
Utilities	0.6

Asset Allocation (% of Fund's net assets)

Foreign investments - 94.2%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 93.7%
	Shares	Value ($) (000s)
Australia - 2.2%
Bapcor Ltd.	5,665,432	23,990
Flight Centre Travel Group Ltd. (a)(b)	3,399,258	36,203
Iperionx Ltd. (a)(c)	14,929,158	6,780
Lynas Rare Earths Ltd. (a)	5,459,237	29,088
National Storage REIT unit	41,083,037	68,588
TOTAL AUSTRALIA		164,649
Bailiwick of Jersey - 0.4%
JTC PLC (d)	3,272,715	26,235
Belgium - 1.6%
KBC Group NV	1,104,794	55,368
UCB SA	877,717	66,200
TOTAL BELGIUM		121,568
Brazil - 0.2%
Rede D'Oregon Sao Luiz SA (d)	2,095,900	13,053
Canada - 4.5%
Canadian Natural Resources Ltd. (b)	1,942,815	116,525
Constellation Software, Inc.	56,664	81,933
Definity Financial Corp.	515,094	15,256
Nutrien Ltd.	713,133	60,255
The Toronto-Dominion Bank	831,181	53,195
Topicus.Com, Inc. (a)	103,234	5,357
TOTAL CANADA		332,521
Cayman Islands - 0.4%
Li Ning Co. Ltd.	4,057,483	20,986
Medlive Technology Co. Ltd. (d)	2,275,509	1,965
Silergy Corp.	501,000	5,809
TOTAL CAYMAN ISLANDS		28,760
China - 0.1%
Asymchem Laboratories Tianjin Co. Ltd. (H Shares) (d)	248,985	2,664
WuXi AppTec Co. Ltd. (H Shares) (d)	954,013	7,645
TOTAL CHINA		10,309
Cyprus - 0.0%
Fix Price Group Ltd. GDR (Reg. S) (e)	619,390	229
Denmark - 1.4%
DSV A/S	421,739	57,095
ORSTED A/S (d)	587,604	48,481
TOTAL DENMARK		105,576
Finland - 0.5%
Musti Group OYJ	546,401	10,270
Neste OYJ	599,343	26,263
TOTAL FINLAND		36,533
France - 9.8%
Air Liquide SA	722,193	94,473
AXA SA	4,028,714	99,489
BNP Paribas SA	1,010,654	47,394
Capgemini SA	620,551	101,703
Edenred SA	970,990	49,860
EssilorLuxottica SA	330,760	52,414
Exclusive Networks SA	1,465,990	23,557
LVMH Moet Hennessy Louis Vuitton SE	327,812	206,848
Teleperformance	176,581	47,344
TOTAL FRANCE		723,082
Germany - 6.3%
Brenntag SE	843,873	51,203
Deutsche Borse AG	481,859	78,360
Deutsche Post AG	1,664,317	58,833
Linde PLC	158,583	47,431
Merck KGaA	382,509	62,336
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	137,717	36,354
Nexus AG	562,762	30,199
Rheinmetall AG	144,416	23,477
Siemens AG	492,598	53,796
Siemens Healthineers AG (d)	482,927	22,124
TOTAL GERMANY		464,113
Hong Kong - 1.8%
AIA Group Ltd.	13,079,327	99,073
Chervon Holdings Ltd.	1,160,863	3,912
Techtronic Industries Co. Ltd.	3,453,082	32,696
TOTAL HONG KONG		135,681
Hungary - 0.2%
Richter Gedeon PLC	864,578	17,072
India - 7.0%
Avenue Supermarts Ltd. (a)(d)	505,358	26,378
Delhivery Private Ltd. (a)(f)	1,020,800	4,032
Eicher Motors Ltd.	595,700	27,709
HDFC Bank Ltd. (a)	3,117,382	56,574
HDFC Bank Ltd. sponsored ADR	1,601,665	99,800
Housing Development Finance Corp. Ltd.	4,533,815	135,270
ITC Ltd.	4,656,000	19,613
Pine Labs Private Ltd. (a)(e)(f)	8,672	4,352
PVR Ltd. (a)	649,600	13,929
Reliance Industries Ltd.	2,618,180	80,639
Reliance Industries Ltd. sponsored GDR (d)	402,445	24,569
Star Health & Allied Insurance Co. Ltd.	992,200	8,553
Sunteck Realty Ltd.	2,762,804	12,995
TOTAL INDIA		514,413
Ireland - 1.7%
Cairn Homes PLC	28,430,122	27,420
CRH PLC	1,174,418	42,300
Dalata Hotel Group PLC (a)(c)	11,357,745	36,423
ICON PLC (a)	109,527	21,669
TOTAL IRELAND		127,812
Italy - 0.4%
BFF Bank SpA (d)	3,207,326	22,631
FinecoBank SpA	564,041	7,603
TOTAL ITALY		30,234
Japan - 18.2%
Daiichi Sankyo Kabushiki Kaisha	1,790,744	57,323
FUJIFILM Holdings Corp.	1,739,574	79,775
Fujitsu Ltd.	352,420	40,549
Hitachi Ltd.	2,651,949	120,563
Hoya Corp.	1,127,801	105,237
Itochu Corp.	2,883,661	74,644
JEOL Ltd.	1,033,111	37,935
Keyence Corp.	130,812	49,547
Minebea Mitsumi, Inc.	4,322,712	64,072
Misumi Group, Inc.	953,236	20,386
Mitsubishi UFJ Financial Group, Inc.	9,731,948	45,972
Murata Manufacturing Co. Ltd.	759,689	35,963
Olympus Corp.	4,722,694	99,729
ORIX Corp.	7,788,432	114,447
Persol Holdings Co. Ltd.	2,359,950	47,391
Renesas Electronics Corp. (a)	7,033,907	58,844
Shin-Etsu Chemical Co. Ltd.	716,507	74,467
SMC Corp.	72,167	28,968
Sony Group Corp.	1,704,591	114,949
TIS, Inc.	1,442,195	38,942
ZOZO, Inc.	1,377,495	29,320
TOTAL JAPAN		1,339,023
Luxembourg - 0.9%
Eurofins Scientific SA	478,664	30,644
Globant SA (a)	102,400	19,321
Samsonite International SA (a)(d)	6,432,477	13,832
TOTAL LUXEMBOURG		63,797
Netherlands - 5.6%
Airbus Group NV	523,390	56,633
ASML Holding NV (Netherlands)	293,061	137,471
Heineken NV (Bearer)	831,294	69,501
IMCD NV	228,925	29,705
ING Groep NV (Certificaten Van Aandelen)	3,512,991	34,566
Koninklijke KPN NV	20,276,280	56,715
RHI Magnesita NV	422,437	8,972
Universal Music Group NV	966,794	18,983
TOTAL NETHERLANDS		412,546
New Zealand - 0.9%
EBOS Group Ltd.	1,735,648	37,841
Ryman Healthcare Ltd.	5,648,395	27,520
TOTAL NEW ZEALAND		65,361
Norway - 3.4%
Equinor ASA	6,785,142	247,208
Volue A/S (a)	993,542	2,580
TOTAL NORWAY		249,788
Singapore - 0.7%
United Overseas Bank Ltd.	2,659,400	52,151
Spain - 1.7%
Aena SME SA (a)(d)	137,292	16,136
Amadeus IT Holding SA Class A (a)	1,322,173	68,958
Cellnex Telecom SA (d)	579,798	18,977
Cie Automotive SA	838,979	21,342
TOTAL SPAIN		125,413
Sweden - 2.6%
ASSA ABLOY AB (B Shares)	1,466,834	29,618
HEXPOL AB (B Shares)	1,993,576	19,681
Indutrade AB	1,841,531	32,248
Kry International AB (a)(e)(f)	4,183	732
Lagercrantz Group AB (B Shares)	2,987,799	25,640
Nibe Industrier AB (B Shares)	1,681,987	13,421
Nordnet AB	1,922,735	23,857
Svenska Handelsbanken AB (A Shares)	4,774,028	44,356
TOTAL SWEDEN		189,553
Switzerland - 8.7%
Lonza Group AG	84,056	43,271
Nestle SA (Reg. S)	2,654,163	288,930
Partners Group Holding AG	55,229	49,606
Roche Holding AG (participation certificate)	772,251	256,231
TOTAL SWITZERLAND		638,038
Taiwan - 1.0%
MediaTek, Inc.	1,624,000	29,707
Taiwan Semiconductor Manufacturing Co. Ltd.	3,535,000	42,457
TOTAL TAIWAN		72,164
United Kingdom - 11.1%
AstraZeneca PLC (United Kingdom)	1,678,104	196,896
BAE Systems PLC	6,459,103	60,416
Beazley PLC	3,714,955	26,606
Big Yellow Group PLC	2,138,254	27,611
Bunzl PLC	2,416,177	78,720
Bytes Technology Group PLC	867,627	3,574
Compass Group PLC	5,195,771	109,432
Dechra Pharmaceuticals PLC	593,129	17,821
Diageo PLC	2,803,259	115,361
Dr. Martens Ltd.	4,294,896	12,254
M&G PLC	11,012,942	22,127
Reckitt Benckiser Group PLC	1,508,742	100,126
Smart Metering Systems PLC	2,899,899	24,343
Starling Bank Ltd. Series D (a)(e)(f)	6,223,100	20,125
Zegona Communications PLC (a)(c)	327,826	282
TOTAL UNITED KINGDOM		815,694
United States of America - 0.4%
Mobileye Global, Inc. (a)	131,300	3,464
NICE Ltd. sponsored ADR (a)	153,070	29,066
TOTAL UNITED STATES OF AMERICA		32,530
TOTAL COMMON STOCKS (Cost $6,428,244)		6,907,898

Preferred Stocks - 0.9%
	Shares	Value ($) (000s)
Convertible Preferred Stocks - 0.5%
China - 0.4%
ByteDance Ltd. Series E1 (a)(e)(f)	131,235	20,607
dMed Biopharmaceutical Co. Ltd. Series C (a)(e)(f)	727,754	6,528
		27,135
Estonia - 0.1%
Bolt Technology OU Series E (e)(f)	87,239	10,658
TOTAL CONVERTIBLE PREFERRED STOCKS		37,793
Nonconvertible Preferred Stocks - 0.4%
India - 0.3%
Pine Labs Private Ltd.:
Series 1 (a)(e)(f)	20,726	10,400
Series A (a)(e)(f)	5,179	2,599
Series B (a)(e)(f)	5,635	2,828
Series B2 (a)(e)(f)	4,558	2,287
Series C (a)(e)(f)	8,478	4,254
Series C1 (a)(e)(f)	1,786	896
Series D (a)(e)(f)	1,910	958
		24,222
Sweden - 0.1%
Kry International AB Series E (a)(e)(f)	24,162	4,230
TOTAL NONCONVERTIBLE PREFERRED STOCKS		28,452
TOTAL PREFERRED STOCKS (Cost $76,424)		66,245

Money Market Funds - 5.5%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 3.10% (g)	376,616,488	376,692
Fidelity Securities Lending Cash Central Fund 3.10% (g)(h)	29,425,752	29,429
TOTAL MONEY MARKET FUNDS (Cost $406,121)		406,121

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $6,910,789)	7,380,264
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(9,974)
NET ASSETS - 100.0%	7,370,290

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Affiliated company
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $244,690,000 or 3.3% of net assets.

(e)	Level 3 security
(f)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $95,486,000 or 1.3% of net assets.

(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
Bolt Technology OU Series E	1/03/22	22,664

ByteDance Ltd. Series E1	11/18/20	14,380

Delhivery Private Ltd.	5/20/21	4,983

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	10,336

Kry International AB	5/14/21	1,817

Kry International AB Series E	5/14/21	11,046

Pine Labs Private Ltd.	6/30/21	3,233

Pine Labs Private Ltd. Series 1	6/30/21	7,728

Pine Labs Private Ltd. Series A	6/30/21	1,931

Pine Labs Private Ltd. Series B	6/30/21	2,101

Pine Labs Private Ltd. Series B2	6/30/21	1,699

Pine Labs Private Ltd. Series C	6/30/21	3,161

Pine Labs Private Ltd. Series C1	6/30/21	666

Pine Labs Private Ltd. Series D	6/30/21	712

Starling Bank Ltd. Series D	6/18/21	11,126

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	398,277	2,657,184	2,678,769	4,783	-	-	376,692	0.8%
Fidelity Securities Lending Cash Central Fund 3.10%	2,886	1,351,661	1,325,118	1,114	-	-	29,429	0.1%
Total	401,163	4,008,845	4,003,887	5,897	-	-	406,121

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Dalata Hotel Group PLC	56,215	-	6,788	-	(4,075)	(8,929)	36,423
Iperionx Ltd.	9,332	1,561	229	-	(85)	(3,799)	6,780
Zegona Communications PLC	495	-	12	-	(1)	(200)	282
Total	66,042	1,561	7,029	-	(4,161)	(12,928)	43,485

Purchase and Sales proceeds in the table above include the value of securities received or delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	108,886	14,211	94,675	-
Consumer Discretionary	695,119	263,661	431,229	229
Consumer Staples	619,909	115,492	504,417	-
Energy	495,204	247,996	247,208	-
Financials	1,274,968	657,337	597,506	20,125
Health Care	1,214,317	569,608	638,181	6,528
Industrials	1,025,740	633,409	392,331	-
Information Technology	998,878	448,132	485,945	64,801
Materials	383,447	172,207	211,240	-
Real Estate	109,194	109,194	-	-
Utilities	48,481	-	48,481	-

Money Market Funds	406,121	406,121	-	-
Total Investments in Securities:	7,380,264	3,637,368	3,651,213	91,683

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$78,917
Net Realized Gain (Loss) on Investment Securities	(1,955)
Net Unrealized Gain (Loss) on Investment Securities	(9,882)
Cost of Purchases	22,664
Proceeds of Sales	(3,246)
Amortization/Accretion	-
Transfers into Level 3	10,041
Transfers out of Level 3	(4,856)
Ending Balance	$91,683
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2022	$(9,882)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
Amounts in thousands (except per-share amounts)		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $27,909) - See accompanying schedule:
Unaffiliated issuers (cost $6,438,559)	$6,930,658
Fidelity Central Funds (cost $406,121)	406,121
Other affiliated issuers (cost $66,109)	43,485

Total Investment in Securities (cost $6,910,789)		$7,380,264
Foreign currency held at value (cost $501)		501
Receivable for fund shares sold		2,489
Dividends receivable		10,680
Reclaims receivable		26,327
Distributions receivable from Fidelity Central Funds		1,170
Prepaid expenses		12
Other receivables		3,394
Total assets		7,424,837
Liabilities
Payable for investments purchased	$8,409
Payable for fund shares redeemed	5,410
Accrued management fee	4,685
Distribution and service plan fees payable	38
Other affiliated payables	798
Other payables and accrued expenses	5,778
Collateral on securities loaned	29,429
Total Liabilities		54,547
Net Assets		$7,370,290
Net Assets consist of:
Paid in capital		$7,348,313
Total accumulated earnings (loss)		21,977
Net Assets		$7,370,290

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($130,702 ÷ 3,564 shares) (a)(b)		$36.68
Maximum offering price per share (100/94.25 of $36.68)		$38.92
Class M :
Net Asset Value and redemption price per share ($16,100 ÷ 443 shares) (a)(b)		$36.38
Maximum offering price per share (100/96.50 of $36.38)		$37.70
Class C :
Net Asset Value and offering price per share ($5,429 ÷ 151 shares) (a)(b)		$35.96
International Discovery :
Net Asset Value , offering price and redemption price per share ($3,385,800 ÷ 91,400 shares)		$37.04
Class K :
Net Asset Value , offering price and redemption price per share ($602,552 ÷ 16,315 shares)		$36.93
Class I :
Net Asset Value , offering price and redemption price per share ($509,367 ÷ 13,803 shares)		$36.90
Class Z :
Net Asset Value , offering price and redemption price per share ($2,720,340 ÷ 73,754 shares)		$36.88
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or units
Statement of Operations
Amounts in thousands		Year ended October 31, 2022
Investment Income
Dividends		$220,586
Non-Cash dividends		35,774
Interest		16
Income from Fidelity Central Funds (including $1,114 from security lending)		5,897
Income before foreign taxes withheld		262,273
Less foreign taxes withheld		(26,452)
Total Income		235,821
Expenses
Management fee
Basic fee	$59,526
Performance adjustment	13,310
Transfer agent fees	9,126
Distribution and service plan fees	585
Accounting fees	1,707
Custodian fees and expenses	890
Independent trustees' fees and expenses	32
Registration fees	268
Audit	162
Legal	11
Miscellaneous	43
Total expenses before reductions	85,660
Expense reductions	(299)
Total expenses after reductions		85,361
Net Investment income (loss)		150,460
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $2)	(296,433)
Affiliated issuers	(4,161)
Foreign currency transactions	(4,111)
Total net realized gain (loss)		(304,705)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $4,997)	(3,188,370)
Affiliated issuers	(12,928)
Assets and liabilities in foreign currencies	(3,867)
Total change in net unrealized appreciation (depreciation)		(3,205,165)
Net gain (loss)		(3,509,870)
Net increase (decrease) in net assets resulting from operations		$(3,359,410)
Statement of Changes in Net Assets

Amount in thousands	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$150,460	$70,896
Net realized gain (loss)	(304,705)	1,053,318
Change in net unrealized appreciation (depreciation)	(3,205,165)	1,775,523
Net increase (decrease) in net assets resulting from operations	(3,359,410)	2,899,737
Distributions to shareholders	(1,127,528)	(373,978)
Share transactions - net increase (decrease)	588,890	(89,410)
Total increase (decrease) in net assets	(3,898,048)	2,436,349

Net Assets
Beginning of period	11,268,338	8,831,989
End of period	$7,370,290	$11,268,338

Financial Highlights
Fidelity Advisor® International Discovery Fund Class A

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$58.79	$45.84	$43.31	$39.99	$46.66
Income from Investment Operations
Net investment income (loss) A,B	.56 C	.18	.16	.63 D	.37
Net realized and unrealized gain (loss)	(16.91)	14.60	3.27	3.93	(4.87)
Total from investment operations	(16.35)	14.78	3.43	4.56	(4.50)
Distributions from net investment income	(1.38)	(.12)	(.62)	(.33)	(.34)
Distributions from net realized gain	(4.38)	(1.71)	(.28)	(.91)	(1.83)
Total distributions	(5.76)	(1.83)	(.90)	(1.24)	(2.17)
Net asset value, end of period	$36.68	$58.79	$45.84	$43.31	$39.99
Total Return E,F	(30.57)%	32.86%	8.02%	11.90%	(10.11)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.31%	1.32%	1.36%	1.12%	1.22%
Expenses net of fee waivers, if any	1.30%	1.32%	1.36%	1.12%	1.22%
Expenses net of all reductions	1.30%	1.32%	1.36%	1.11%	1.21%
Net investment income (loss)	1.27% C	.32%	.38%	1.57% D	.83%
Supplemental Data
Net assets, end of period (in millions)	$131	$206	$173	$185	$191
Portfolio turnover rate I	43% J	41% J	34% J	70% J	45% J

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .92%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.05%.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® International Discovery Fund Class M

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$58.35	$45.53	$43.01	$39.71	$46.35
Income from Investment Operations
Net investment income (loss) A,B	.45 C	.04	.06	.53 D	.27
Net realized and unrealized gain (loss)	(16.81)	14.51	3.24	3.91	(4.84)
Total from investment operations	(16.36)	14.55	3.30	4.44	(4.57)
Distributions from net investment income	(1.23)	(.02)	(.51)	(.22)	(.24)
Distributions from net realized gain	(4.38)	(1.71)	(.28)	(.91)	(1.83)
Total distributions	(5.61)	(1.73)	(.78) E	(1.14) E	(2.07)
Net asset value, end of period	$36.38	$58.35	$45.53	$43.01	$39.71
Total Return F,G	(30.76)%	32.53%	7.77%	11.62%	(10.31)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.55%	1.57%	1.61%	1.37%	1.46%
Expenses net of fee waivers, if any	1.55%	1.57%	1.61%	1.37%	1.46%
Expenses net of all reductions	1.55%	1.57%	1.60%	1.35%	1.45%
Net investment income (loss)	1.02% C	.07%	.13%	1.32% D	.59%
Supplemental Data
Net assets, end of period (in millions)	$16	$25	$21	$24	$28
Portfolio turnover rate J	43% K	41% K	34% K	70% K	45% K

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .67%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .80%.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the sales charges.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® International Discovery Fund Class C

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$57.59	$45.18	$42.60	$39.32	$45.94
Income from Investment Operations
Net investment income (loss) A,B	.21 C	(.27)	(.18)	.31 D	.02
Net realized and unrealized gain (loss)	(16.66)	14.38	3.22	3.88	(4.79)
Total from investment operations	(16.45)	14.11	3.04	4.19	(4.77)
Distributions from net investment income	(.80)	-	(.19)	-	(.02)
Distributions from net realized gain	(4.38)	(1.70)	(.28)	(.91)	(1.83)
Total distributions	(5.18)	(1.70)	(.46) E	(.91)	(1.85)
Net asset value, end of period	$35.96	$57.59	$45.18	$42.60	$39.32
Total Return F,G	(31.14)%	31.79%	7.19%	11.02%	(10.80)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	2.10%	2.14%	2.16%	1.91%	2.00%
Expenses net of fee waivers, if any	2.10%	2.13%	2.15%	1.91%	2.00%
Expenses net of all reductions	2.10%	2.13%	2.15%	1.90%	1.99%
Net investment income (loss)	.48% C	(.50)%	(.41)%	.78% D	.05%
Supplemental Data
Net assets, end of period (in millions)	$5	$10	$11	$12	$22
Portfolio turnover rate J	43% K	41% K	34% K	70% K	45% K

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .12%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .26%.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the contingent deferred sales charge.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® International Discovery Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$59.31	$46.20	$43.65	$40.32	$47.04
Income from Investment Operations
Net investment income (loss) A,B	.72 C	.36	.32	.78 D	.53
Net realized and unrealized gain (loss)	(17.07)	14.71	3.29	3.95	(4.92)
Total from investment operations	(16.35)	15.07	3.61	4.73	(4.39)
Distributions from net investment income	(1.54)	(.25)	(.78)	(.49)	(.50)
Distributions from net realized gain	(4.38)	(1.71)	(.28)	(.91)	(1.83)
Total distributions	(5.92)	(1.96)	(1.06)	(1.40)	(2.33)
Net asset value, end of period	$37.04	$59.31	$46.20	$43.65	$40.32
Total Return E	(30.36)%	33.29%	8.39%	12.31%	(9.81)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.98%	.99%	1.02%	.78%	.88%
Expenses net of fee waivers, if any	.97%	.99%	1.02%	.78%	.88%
Expenses net of all reductions	.97%	.99%	1.01%	.76%	.87%
Net investment income (loss)	1.60% C	.65%	.72%	1.92% D	1.17%
Supplemental Data
Net assets, end of period (in millions)	$3,386	$5,117	$6,784	$6,726	$6,515
Portfolio turnover rate H	43% I	41% I	34% I	70% I	45% I

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.25%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.40%.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® International Discovery Fund Class K

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$59.18	$46.10	$43.55	$40.25	$46.96
Income from Investment Operations
Net investment income (loss) A,B	.78 C	.41	.36	.82 D	.58
Net realized and unrealized gain (loss)	(17.02)	14.67	3.29	3.93	(4.90)
Total from investment operations	(16.24)	15.08	3.65	4.75	(4.32)
Distributions from net investment income	(1.62)	(.29)	(.82)	(.54)	(.55)
Distributions from net realized gain	(4.38)	(1.71)	(.28)	(.91)	(1.83)
Total distributions	(6.01) E	(2.00)	(1.10)	(1.45)	(2.39) E
Net asset value, end of period	$36.93	$59.18	$46.10	$43.55	$40.25
Total Return F	(30.28)%	33.40%	8.52%	12.41%	(9.70)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.87%	.90%	.91%	.66%	.77%
Expenses net of fee waivers, if any	.87%	.90%	.91%	.66%	.77%
Expenses net of all reductions	.87%	.90%	.91%	.65%	.76%
Net investment income (loss)	1.71% C	.74%	.83%	2.03% D	1.29%
Supplemental Data
Net assets, end of period (in millions)	$603	$1,371	$1,401	$1,566	$2,064
Portfolio turnover rate I	43% J	41% J	34% J	70% J	45% J

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.35%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.51%.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® International Discovery Fund Class I

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$59.15	$46.08	$43.53	$40.22	$46.92
Income from Investment Operations
Net investment income (loss) A,B	.69 C	.35	.31	.77 D	.52
Net realized and unrealized gain (loss)	(16.99)	14.67	3.28	3.93	(4.90)
Total from investment operations	(16.30)	15.02	3.59	4.70	(4.38)
Distributions from net investment income	(1.57)	(.24)	(.76)	(.48)	(.49)
Distributions from net realized gain	(4.38)	(1.71)	(.28)	(.91)	(1.83)
Total distributions	(5.95)	(1.95)	(1.04)	(1.39)	(2.32)
Net asset value, end of period	$36.90	$59.15	$46.08	$43.53	$40.22
Total Return E	(30.37)%	33.26%	8.37%	12.26%	(9.81)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.99%	1.02%	1.04%	.80%	.91%
Expenses net of fee waivers, if any	.99%	1.02%	1.04%	.80%	.91%
Expenses net of all reductions	.99%	1.02%	1.03%	.79%	.90%
Net investment income (loss)	1.59% C	.62%	.70%	1.89% D	1.15%
Supplemental Data
Net assets, end of period (in millions)	$509	$566	$388	$463	$579
Portfolio turnover rate H	43% I	41% I	34% I	70% I	45% I

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.23%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.37%.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® International Discovery Fund Class Z

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$59.14	$46.07	$43.52	$40.22	$46.92
Income from Investment Operations
Net investment income (loss) A,B	.76 C	.43	.36	.82 D	.58
Net realized and unrealized gain (loss)	(16.99)	14.64	3.29	3.94	(4.89)
Total from investment operations	(16.23)	15.07	3.65	4.76	(4.31)
Distributions from net investment income	(1.65)	(.29)	(.82)	(.54)	(.56)
Distributions from net realized gain	(4.38)	(1.71)	(.28)	(.91)	(1.83)
Total distributions	(6.03)	(2.00)	(1.10)	(1.46) E	(2.39)
Net asset value, end of period	$36.88	$59.14	$46.07	$43.52	$40.22
Total Return F	(30.29)%	33.40%	8.53%	12.42%	(9.68)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.87%	.90%	.91%	.66%	.77%
Expenses net of fee waivers, if any	.87%	.90%	.91%	.66%	.77%
Expenses net of all reductions	.87%	.90%	.91%	.65%	.76%
Net investment income (loss)	1.71% C	.74%	.83%	2.03% D	1.29%
Supplemental Data
Net assets, end of period (in millions)	$2,720	$3,972	$54	$82	$118
Portfolio turnover rate I	43% J	41% J	34% J	70% J	45% J

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.35%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.21 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.51%.

E Total distributions per share do not sum due to rounding.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2022
( Amounts in thousands except percentages)

1. Organization.
Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity International Discovery Fund, Class K, Class I, and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$91,683	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.0 - 19.0 / 10.3	Increase
			Enterprise value/Net income multiple (EV/NI)	14.0	Increase
		Market approach	Discount rate	49.5% - 50.0% / 49.5%	Decrease
			Transaction price	$17.75	Increase

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation.   Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations in "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in   foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity International Discovery Fund	$356

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, deferred Trustee compensation, capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,228,182
Gross unrealized depreciation	(833,219)
Net unrealized appreciation (depreciation)	$394,963
Tax Cost	$6,985,301

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$26,681
Capital loss carryforward	$(389,025)
Net unrealized appreciation (depreciation) on securities and other investments	$389,769

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(389,025)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2022
Ordinary Income	$382,080	$49,750
Long-term Capital Gains	745,448	324,228
Total	$1,127,528	$373,978

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Discovery Fund	3,786,372	3,865,224

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity International Discovery Fund	5,635	85,105	263,151	International Discovery and Class K

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity International Discovery Fund	5,142	121,741	296,500	International Discovery and Class K

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- 20 % of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the   relative investment performance of International Discovery as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .80% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$410	$1
Class M	.25%	.25%	100	-
Class C	.75%	.25%	75	5
			$585	$6

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$10
Class M	1
$11

A   When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC receives an asset-based fee of Class K's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$371.23
Class M	45.22
Class C	20.27
International Discovery	6,047.15
Class K	363.04
Class I	922.16
Class Z	1,358.04
	$9,126

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity International Discovery Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Discovery Fund	$3

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Discovery Fund	68,209	102,201	(30,159)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:
Amount ($)
Fidelity International Discovery Fund	21

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity International Discovery Fund	$16
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Discovery Fund	$114	$-	$-

8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $299.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity International Discovery Fund
Distributions to shareholders
Class A	$20,037	$6,843
Class M	2,384	802
Class C	909	398
International Discovery	509,968	286,406
Class K	134,333	61,075
Class I	53,775	16,153
Class Z	406,122	2,301
Total	$1,127,528	$373,978

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2022	Year ended October 31, 2021	Year ended October 31, 2022	Year ended October 31, 2021
Fidelity International Discovery Fund
Class A
Shares sold	268	238	$11,889	$13,197
Reinvestment of distributions	387	133	19,790	6,770
Shares redeemed	(597)	(634)	(26,398)	(35,444)
Net increase (decrease)	58	(263)	$5,281	$(15,477)
Class M
Shares sold	22	17	$962	$947
Reinvestment of distributions	47	16	2,368	797
Shares redeemed	(58)	(70)	(2,608)	(3,858)
Net increase (decrease)	11	(37)	$722	$(2,114)
Class C
Shares sold	12	29	$599	$1,540
Reinvestment of distributions	18	8	888	392
Shares redeemed	(57)	(96)	(2,536)	(5,269)
Net increase (decrease)	(27)	(59)	$(1,049)	$(3,337)
International Discovery
Shares sold	7,204	12,516	$327,014	$714,365
Reinvestment of distributions	9,116	5,339	469,882	273,648
Shares redeemed	(11,205)	(78,418)	(499,877)	(4,595,438)
Net increase (decrease)	5,115	(60,563)	$297,019	$(3,607,425)
Class K
Shares sold	2,511	5,378	$114,979	$296,062
Reinvestment of distributions	2,616	1,195	134,333	61,075
Shares redeemed	(11,983)	(13,782)	(555,470)	(776,307)
Net increase (decrease)	(6,856)	(7,209)	$(306,158)	$(419,170)
Class I
Shares sold	34,479	2,483	$1,453,949	$143,258
Reinvestment of distributions	298	94	15,297	4,805
Shares redeemed	(30,537)	(1,442)	(1,266,702)	(80,483)
Net increase (decrease)	4,240	1,135	$202,544	$67,580
Class Z
Shares sold	3,672	66,388	$187,806	$3,911,924
Reinvestment of distributions	7,866	36	403,304	1,857
Shares redeemed	(4,955)	(424)	(200,579)	(23,248)
Net increase (decrease)	6,583	66,000	$390,531	$3,890,533

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Fidelity International Fund	Strategic Advisers International Fund
Fidelity International Discovery Fund	26%	10%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity International Discovery Fund	39%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Discovery Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Discovery Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2022
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022
Fidelity® International Discovery Fund
Class A	1.27%
Actual		$ 1,000	$ 864.30	$ 5.97
Hypothetical- B		$ 1,000	$ 1,018.80	$ 6.46
Class M	1.52%
Actual		$ 1,000	$ 863.10	$ 7.14
Hypothetical- B		$ 1,000	$ 1,017.54	$ 7.73
Class C	2.03%
Actual		$ 1,000	$ 860.70	$ 9.52
Hypothetical- B		$ 1,000	$ 1,014.97	$ 10.31
Fidelity® International Discovery Fund	.93%
Actual		$ 1,000	$ 865.60	$ 4.37
Hypothetical- B		$ 1,000	$ 1,020.52	$ 4.74
Class K	.81%
Actual		$ 1,000	$ 866.10	$ 3.81
Hypothetical- B		$ 1,000	$ 1,021.12	$ 4.13
Class I	.95%
Actual		$ 1,000	$ 865.60	$ 4.47
Hypothetical- B		$ 1,000	$ 1,020.42	$ 4.84
Class Z	.82%
Actual		$ 1,000	$ 865.90	$ 3.86
Hypothetical- B		$ 1,000	$ 1,021.07	$ 4.18

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The fund designates 100% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.
Class A designates 49% and 100%; Class M designates 53% and 100%; Class C designates 72% and 100%; International Discovery designates 45% and 100%; Class K designates 43% and 100%; Class I designates 44% and 100% and Class Z designates 42% and 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
	Pay Date	Income	Taxes
Fidelity International Discovery Fund
Class A	12/06/2021	1.5870	0.1105
Class M	12/06/2021	1.4547	0.1105
Class C	12/06/2021	1.0696	0.1105
International Discovery	12/06/2021	1.7301	0.1105
Class K	12/06/2021	1.8093	0.1105
Class I	12/06/2021	1.7607	0.1105
Class Z	12/06/2021	1.8300	0.1105
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (retail class); (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the representative class, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Discovery Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity International Discovery Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the total expense ratio of the representative class (retail class) the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total net expense ratio of the retail class ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.807258.118
IGI-ANN-1222
Fidelity® Series Overseas Fund

Annual Report
October 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Life of Fund A
Fidelity® Series Overseas Fund	-28.66%	1.64%

A     From June 21, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Overseas Fund, on June 21, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

15,500
15,000
14,000
13,000
12,000
11,000
10,000
9,000
$8,300
2019
2020
2021
2022
Period Ending Values
$10,562 Fidelity® Series Overseas Fund
$9,989 MSCI EAFE Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Portfolio Manager Vincent Montemaggiore:
For the fiscal year ending October 31, 2022, the fund returned -28.66%, underperforming the -22.84% result of the benchmark MSCI EAFE Index (Net MA). By region, stock picks and an overweighting in Europe ex U.K. and positioning in Japan and the U.K. detracted from the fund's relative result. By sector, the primary detractor from performance versus the benchmark was our security selection in health care, especially within the pharmaceuticals, biotechnology & life sciences industry. Stock selection and an overweighting in industrials and an overweighting in information technology also hurt. The biggest individual relative detractor was our decision to avoid Shell, a benchmark component that gained roughly 25%. Another notable relative detractor was an outsized stake in Kingspan Group (-56%). Further weighing on our relative result was an overweighting in DSV, which returned about -41%. Conversely, stock picks and an underweighting in Germany contributed to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was our stock picks in information technology. An underweighting and stock selection in consumer discretionary and an underweighting in real estate also moderately bolstered the fund's relative result. Lastly, the fund's position in cash was a notable contributor. The biggest individual relative contributor was an overweight position in Wolters Kluwer (+3%). Wolters Kluwer was among our largest holdings. Also bolstering performance was our overweighting in TotalEnergies, which gained about 14%. TotalEnergies was among the fund's biggest holdings. Another top relative contributor was an out-of-benchmark investment in Marsh & McLennan (-2%). Notable changes in positioning include increased exposure to Switzerland and a lower allocation to Sweden. By sector, meaningful changes in positioning include decreased exposure to information technology and a higher allocation to financials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Nestle SA (Reg. S) (Switzerland, Food Products)	3.7
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.0
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.9
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.7
TotalEnergies SE (France, Oil, Gas & Consumable Fuels)	2.6
Diageo PLC (United Kingdom, Beverages)	2.2
Wolters Kluwer NV (Netherlands, Professional Services)	1.9
Compass Group PLC (United Kingdom, Hotels, Restaurants & Leisure)	1.8
RELX PLC (London Stock Exchange) (United Kingdom, Professional Services)	1.7
AIA Group Ltd. (Hong Kong, Insurance)	1.7
24.2

Market Sectors (% of Fund's net assets)

Industrials	21.0
Financials	20.9
Health Care	15.1
Information Technology	14.0
Consumer Discretionary	9.7
Consumer Staples	7.4
Materials	4.4
Energy	2.6
Real Estate	1.3
Communication Services	0.4

Asset Allocation (% of Fund's net assets)

Foreign investments - 89.6%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 96.7%
	Shares	Value ($)
Bailiwick of Jersey - 2.2%
Experian PLC	3,852,500	122,838,026
Ferguson PLC	1,339,200	146,054,062
TOTAL BAILIWICK OF JERSEY		268,892,088
Belgium - 0.9%
Azelis Group NV	1,088,943	24,923,586
KBC Group NV	1,647,365	82,558,947
TOTAL BELGIUM		107,482,533
Bermuda - 0.4%
Hiscox Ltd.	4,769,572	49,183,949
Canada - 1.6%
Constellation Software, Inc.	127,970	185,038,223
Topicus.Com, Inc. (a)	193,877	10,061,367
TOTAL CANADA		195,099,590
Denmark - 1.5%
DSV A/S	1,401,631	189,754,008
Finland - 1.0%
Nordea Bank ABP	13,444,800	128,491,042
France - 17.7%
Air Liquide SA	1,255,660	164,257,611
ALTEN	959,300	112,151,739
Antin Infrastructure Partners SA	354,600	7,716,545
BNP Paribas SA	2,650,500	124,292,337
Capgemini SA	1,125,162	184,403,756
Edenred SA	3,737,227	191,904,626
EssilorLuxottica SA (b)	1,161,316	184,028,971
LVMH Moet Hennessy Louis Vuitton SE	575,739	363,288,370
Pernod Ricard SA	1,025,800	180,142,816
Safran SA	1,520,600	169,349,201
Teleperformance	676,028	181,251,372
TotalEnergies SE (b)	5,826,479	317,854,047
TOTAL FRANCE		2,180,641,391
Germany - 7.1%
Allianz SE	831,633	149,614,532
Brenntag SE	1,450,800	88,029,256
Deutsche Borse AG	1,042,160	169,475,817
Hannover Reuck SE	902,116	146,921,860
Merck KGaA	1,148,600	187,181,763
Siemens Healthineers AG (c)	2,864,300	131,220,973
TOTAL GERMANY		872,444,201
Hong Kong - 1.7%
AIA Group Ltd.	27,329,788	207,017,516
Chervon Holdings Ltd.	1,030,100	3,471,001
TOTAL HONG KONG		210,488,517
India - 1.2%
HDFC Bank Ltd. (a)	8,075,800	146,558,882
Ireland - 4.0%
Flutter Entertainment PLC (a)	575,402	76,413,063
ICON PLC (a)	604,200	119,534,928
Kingspan Group PLC (Ireland)	2,008,300	101,418,297
Linde PLC	656,500	195,210,275
TOTAL IRELAND		492,576,563
Italy - 2.5%
FinecoBank SpA	8,807,985	118,729,260
GVS SpA (a)(c)	884,038	4,534,246
Moncler SpA	1,675,300	72,333,829
Recordati SpA	3,120,839	117,290,953
TOTAL ITALY		312,888,288
Japan - 10.2%
BayCurrent Consulting, Inc.	1,119,400	31,542,997
Capcom Co. Ltd.	1,835,600	51,168,916
FUJIFILM Holdings Corp.	2,067,100	94,795,083
Hoya Corp.	1,948,107	181,781,396
Misumi Group, Inc.	2,712,161	58,002,434
Olympus Corp.	7,342,192	155,045,448
Persol Holdings Co. Ltd.	4,040,153	81,131,826
Relo Group, Inc.	3,292,628	46,545,641
SMC Corp.	268,421	107,744,799
Sony Group Corp.	2,738,100	184,642,845
Suzuki Motor Corp.	2,722,245	91,904,031
TIS, Inc.	2,921,700	78,890,518
Tokyo Electron Ltd.	351,400	92,452,151
TOTAL JAPAN		1,255,648,085
Luxembourg - 0.9%
Eurofins Scientific SA	1,723,100	110,310,855
Netherlands - 7.2%
ASM International NV (Netherlands)	423,100	93,995,304
ASML Holding NV (Netherlands)	706,228	331,282,489
Euronext NV (c)	1,197,860	76,117,385
IMCD NV	1,118,851	145,179,002
Wolters Kluwer NV	2,266,851	240,935,178
TOTAL NETHERLANDS		887,509,358
Norway - 0.0%
Equinor ASA	400	14,573
Spain - 1.2%
Amadeus IT Holding SA Class A (a)	2,912,070	151,879,896
Sweden - 4.2%
AddTech AB (B Shares)	4,728,719	57,218,134
Atlas Copco AB (A Shares) (b)	13,632,200	145,499,930
Hexagon AB (B Shares)	15,270,316	150,960,762
Indutrade AB	7,221,875	126,467,189
Kry International AB (a)(d)(e)	4,451	779,230
Nordnet AB	2,646,909	32,843,036
TOTAL SWEDEN		513,768,281
Switzerland - 14.1%
Compagnie Financiere Richemont SA Series A	1,845,070	180,325,254
Julius Baer Group Ltd.	2,350,888	112,792,955
Nestle SA (Reg. S)	4,143,731	451,081,593
Partners Group Holding AG	129,520	116,333,238
Roche Holding AG (participation certificate)	1,097,392	364,112,677
Sika AG	815,811	183,945,660
Sonova Holding AG	566,683	133,953,030
Zurich Insurance Group Ltd.	449,380	191,514,055
TOTAL SWITZERLAND		1,734,058,462
Taiwan - 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	4,348,684	52,229,730
United Kingdom - 9.5%
BAE Systems PLC	11,700,200	109,438,639
Beazley PLC	8,064,556	57,756,463
Compass Group PLC	10,304,587	217,033,424
Dechra Pharmaceuticals PLC	1,831,363	55,025,426
Diageo PLC	6,635,347	273,061,223
Diploma PLC	1,533,631	43,722,973
RELX PLC (London Stock Exchange)	7,745,155	208,038,693
Rentokil Initial PLC	23,418,622	146,134,793
St. James's Place PLC	5,096,700	62,248,138
TOTAL UNITED KINGDOM		1,172,459,772
United States of America - 7.2%
Ares Management Corp.	365,800	27,738,614
CBRE Group, Inc. (a)	1,494,400	106,012,736
Equifax, Inc.	324,100	54,947,914
Intercontinental Exchange, Inc.	1,149,700	109,876,829
Marsh & McLennan Companies, Inc.	1,247,928	201,527,893
Moody's Corp.	398,700	105,603,669
Pool Corp.	51,500	15,667,845
S&P Global, Inc.	476,851	153,188,384
Thermo Fisher Scientific, Inc.	204,900	105,312,453
TOTAL UNITED STATES OF AMERICA		879,876,337
TOTAL COMMON STOCKS (Cost $11,697,547,095)		11,912,256,401

Nonconvertible Preferred Stocks - 0.1%
	Shares	Value ($)
Sweden - 0.1%
Kry International AB Series E (a)(d)(e) (Cost $11,754,376)	25,711	4,501,186

Money Market Funds - 5.5%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (f)	433,136,242	433,222,869
Fidelity Securities Lending Cash Central Fund 3.10% (f)(g)	246,447,730	246,472,375
TOTAL MONEY MARKET FUNDS (Cost $679,695,244)		679,695,244

TOTAL INVESTMENT IN SECURITIES - 102.3% (Cost $12,388,996,715)	12,596,452,831
NET OTHER ASSETS (LIABILITIES) - (2.3)%	(279,208,444)
NET ASSETS - 100.0%	12,317,244,387

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $211,872,604 or 1.7% of net assets.

(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,280,416 or 0.0% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Kry International AB	5/14/21	1,933,095

Kry International AB Series E	5/14/21	11,754,376

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	344,150,559	4,469,653,538	4,380,581,228	3,791,368	-	-	433,222,869	0.9%
Fidelity Securities Lending Cash Central Fund 3.10%	-	1,942,762,009	1,696,289,634	932,233	-	-	246,472,375	0.7%
Total	344,150,559	6,412,415,547	6,076,870,862	4,723,601	-	-	679,695,244

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	51,168,916	51,168,916	-	-
Consumer Discretionary	1,205,079,662	259,789,769	945,289,893	-
Consumer Staples	904,285,632	180,142,816	724,142,816	-
Energy	317,868,620	-	317,868,620	-
Financials	2,578,101,346	1,394,276,305	1,183,825,041	-
Health Care	1,844,798,873	1,162,283,460	682,515,413	-
Industrials	2,584,156,555	1,487,083,218	1,097,073,337	-
Information Technology	1,735,326,060	766,836,860	963,208,784	5,280,416
Materials	543,413,546	195,210,275	348,203,271	-
Real Estate	152,558,377	152,558,377	-	-

Money Market Funds	679,695,244	679,695,244	-	-
Total Investments in Securities:	12,596,452,831	6,329,045,240	6,262,127,175	5,280,416
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $231,570,513) - See accompanying schedule:
Unaffiliated issuers (cost $11,709,301,471)	$11,916,757,587
Fidelity Central Funds (cost $679,695,244)	679,695,244

Total Investment in Securities (cost $12,388,996,715)		$12,596,452,831
Foreign currency held at value (cost $101,708)		101,750
Receivable for investments sold		24,594,331
Receivable for fund shares sold		26,642,905
Dividends receivable		11,852,994
Reclaims receivable		35,621,747
Distributions receivable from Fidelity Central Funds		1,058,607
Total assets		12,696,325,165
Liabilities
Payable for investments purchased	$8,370,243
Payable for fund shares redeemed	120,521,603
Other payables and accrued expenses	3,716,557
Collateral on securities loaned	246,472,375
Total Liabilities		379,080,778
Net Assets		$12,317,244,387
Net Assets consist of:
Paid in capital		$12,508,221,053
Total accumulated earnings (loss)		(190,976,666)
Net Assets		$12,317,244,387
Net Asset Value , offering price and redemption price per share ($12,317,244,387 ÷ 1,219,001,399 shares)		$10.10

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$275,370,717
Foreign Tax Reclaims		21,770,886
Income from Fidelity Central Funds (including $932,233 from security lending)		4,723,601
Income before foreign taxes withheld		301,865,204
Less foreign taxes withheld		(51,938,028)
Total Income		249,927,176
Expenses
Custodian fees and expenses	994,933
Independent trustees' fees and expenses	47,851
Total Expenses		1,042,784
Net Investment income (loss)		248,884,392
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $7,275,584)	(589,233,851)
Redemptions in-kind with affiliated entities	10,846,765
Foreign currency transactions	(1,896,506)
Total net realized gain (loss)		(580,283,592)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $8,706,333)	(4,367,411,163)
Assets and liabilities in foreign currencies	(4,014,232)
Total change in net unrealized appreciation (depreciation)		(4,371,425,395)
Net gain (loss)		(4,951,708,987)
Net increase (decrease) in net assets resulting from operations		$(4,702,824,595)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$248,884,392	$183,300,410
Net realized gain (loss)	(580,283,592)	622,896,208
Change in net unrealized appreciation (depreciation)	(4,371,425,395)	3,619,908,617
Net increase (decrease) in net assets resulting from operations	(4,702,824,595)	4,426,105,235
Distributions to shareholders	(454,822,647)	(148,790,299)
Share transactions
Proceeds from sales of shares	3,241,589,484	2,149,702,200
Reinvestment of distributions	454,822,647	148,790,299
Cost of shares redeemed	(1,640,720,377)	(2,664,983,793)
Net increase (decrease) in net assets resulting from share transactions	2,055,691,754	(366,491,294)
Total increase (decrease) in net assets	(3,101,955,488)	3,910,823,642

Net Assets
Beginning of period	15,419,199,875	11,508,376,233
End of period	$12,317,244,387	$15,419,199,875

Other Information
Shares
Sold	267,011,806	162,065,989
Issued in reinvestment of distributions	32,302,745	12,451,071
Redeemed	(137,519,813)	(201,460,713)
Net increase (decrease)	161,794,738	(26,943,653)

Financial Highlights
Fidelity® Series Overseas Fund

Years ended October 31,	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$14.58	$10.62	$10.20	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.21	.17	.14	.06 D
Net realized and unrealized gain (loss)	(4.27)	3.93	.32	.14
Total from investment operations	(4.06)	4.10	.46	.20
Distributions from net investment income	(.17)	(.14)	(.04)	-
Distributions from net realized gain	(.25)	-	-	-
Total distributions	(.42)	(.14)	(.04)	-
Net asset value, end of period	$10.10	$14.58	$10.62	$10.20
Total Return E	(28.66)%	38.89%	4.51%	2.00%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.01%	.01%	.01%	.01% H
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01% H
Expenses net of all reductions	.01%	.01%	.01%	.01% H
Net investment income (loss)	1.79%	1.29%	1.35%	1.69% D,H
Supplemental Data
Net assets, end of period (000 omitted)	$12,317,244	$15,419,200	$11,508,376	$6,226,806
Portfolio turnover rate I	28% J	33%	50%	12% J,K

A For the period June 21, 2019 (commencement of operations) through October 31, 2019.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .98%.

E Total returns for periods of less than one year are not annualized.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

K Amount not annualized.

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Series Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, certain foreign taxes, redemptions in-kind, capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,364,302,779
Gross unrealized depreciation	(1,190,233,224)
Net unrealized appreciation (depreciation)	$174,069,555
Tax Cost	$12,422,383,276

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 207,105,817
Capital loss carryforward	$(564,531,807)
Net unrealized appreciation (depreciation) on securities and other investments	$169,944,548

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(373,833,934)
Long-term	(190,697,873)
Total capital loss carryforward	$(564,531,807)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$ 186,260,703	$148,790,299
Long-term Capital Gains	268,561,944	-
Total	$454,822,647	$148,790,299

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Overseas Fund	5,561,736,198	3,746,376,625

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Overseas Fund	$4,471

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Overseas Fund	328,062,412	68,762,267	(4,002,709)

Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Series Overseas Fund	4,714,174	10,846,765	47,182,852

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Overseas Fund	$98,295	$-	$-

8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Series Overseas Fund
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series Overseas Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from June 21, 2019 (commencement of operations) through October 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from June 21, 2019 (commencement of operations) through October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2022
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity® Series Overseas Fund	.01%
Actual		$ 1,000	$ 870.70	$ .05
Hypothetical- B		$ 1,000	$ 1,025.16	$ .05

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund designates 4% of the dividend distributed in December during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 89% of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.013% through February 28, 2025.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.9894003.103
SOV-ANN-1222
Fidelity® Series Canada Fund

Annual Report
October 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity® Series Canada Fund	-7.45%	6.76%	7.79%

A     From August 15, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Canada Fund, on August 15, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Canada Index performed over the same period.

17,500
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
$8,500
2017
2018
2019
2020
2021
2022
Period Ending Values
$14,784 Fidelity® Series Canada Fund
$13,617 MSCI Canada Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Portfolio Manager Ryan Oldham:
For the fiscal year ending October 31, 2022, the fund returned -7.45%, outperforming the -13.67% result of the benchmark MSCI Canada Index (Net MA). Versus the benchmark, stock picks in the Canadian market contributed most to the fund's relative result. By sector, the primary contributors to relative performance were strong stock selection and timely positioning in information technology. Stock selection and an overweighting in consumer discretionary, and stock selection in energy, also helped. The biggest individual relative contributor was an underweight position in Shopify (-77%). Also lifting performance was our overweighting in Canadian National Resources, which gained roughly 49% and was among our biggest holdings. Another notable relative contributor was an outsized stake in Alimentation Couche-Tard (+20%), also one of the fund's largest holdings. By sector, the primary detractors from performance versus the benchmark were an overweighting in health care and weak picks in the communication services sector, especially within the media & entertainment industry. Also hurting the fund's relative result was a notable underweighting in utilities. Not owning Cenovus Energy, a benchmark component that gained 71%, was the biggest individual relative detractor. Another notable detractor was an out-of-benchmark position in Dye & Durham (-64%). Avoiding Tourmaline Oil, a benchmark component that gained 86%, also hurt relative performance. During the period, we reduced our allocation to the information technology sector and increased our holdings in energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

The Toronto-Dominion Bank (Banks)	8.2
Canadian Pacific Railway Ltd. (Road & Rail)	7.0
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	6.2
Alimentation Couche-Tard, Inc. Class A (multi-vtg.) (Food & Staples Retailing)	5.4
Royal Bank of Canada (Banks)	4.9
Bank of Montreal (Banks)	4.9
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	4.9
Brookfield Asset Management, Inc. (Canada) Class A (Capital Markets)	4.1
Nutrien Ltd. (Chemicals)	3.6
Canadian National Railway Co. (Road & Rail)	3.6
52.8

Market Sectors (% of Fund's net assets)

Financials	31.7
Energy	19.6
Industrials	14.6
Materials	11.2
Consumer Staples	6.4
Information Technology	6.0
Consumer Discretionary	5.7
Communication Services	3.1
Health Care	0.7
Real Estate	0.3

Market Sectors may include more than one industry category.
The Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2022, the Fund did not have more than 25% of its total assets invested in any one industry.
Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 99.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 1.3%
TELUS Corp.	3,334,200	69,628,209
Interactive Media & Services - 0.1%
VerticalScope Holdings, Inc. (a)	514,000	2,735,347
Media - 0.1%
Quebecor, Inc. Class A	354,900	6,718,443
Wireless Telecommunication Services - 1.4%
Rogers Communications, Inc. Class B (non-vtg.) (b)	1,871,800	77,916,672
TOTAL COMMUNICATION SERVICES		156,998,671
CONSUMER DISCRETIONARY - 5.7%
Auto Components - 0.9%
Magna International, Inc. Class A (sub. vtg.)	913,900	50,929,121
Hotels, Restaurants & Leisure - 2.0%
Restaurant Brands International, Inc.	1,779,100	105,713,029
Multiline Retail - 2.7%
Dollarama, Inc. (b)	2,446,300	145,357,643
Specialty Retail - 0.0%
Diversified Royalty Corp. (b)	1,087,300	2,394,319
Textiles, Apparel & Luxury Goods - 0.1%
Canada Goose Holdings, Inc. (a)	410,683	6,719,363
TOTAL CONSUMER DISCRETIONARY		311,113,475
CONSUMER STAPLES - 6.4%
Beverages - 0.1%
GURU Organic Energy Corp. (a)(c)	1,884,596	5,007,698
Food & Staples Retailing - 6.1%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.) (b)	6,543,000	292,966,565
Neighbourly Pharmacy, Inc.	512,575	8,732,606
North West Co., Inc.	1,198,600	31,189,026
		332,888,197
Personal Products - 0.2%
Jamieson Wellness, Inc. (d)	432,000	10,568,914
TOTAL CONSUMER STAPLES		348,464,809
ENERGY - 19.6%
Energy Equipment & Services - 0.8%
Computer Modelling Group Ltd.	2,632,500	10,434,543
Pason Systems, Inc.	2,967,182	31,515,487
		41,950,030
Oil, Gas & Consumable Fuels - 18.8%
Cameco Corp.	1,435,300	34,040,109
Canadian Natural Resources Ltd. (b)	5,613,300	336,670,270
Enbridge, Inc. (b)	4,036,000	157,250,985
Parkland Corp. (b)	3,128,500	63,242,845
PrairieSky Royalty Ltd. (b)	10,550,380	163,868,346
Suncor Energy, Inc.	7,601,300	261,457,715
		1,016,530,270
TOTAL ENERGY		1,058,480,300
FINANCIALS - 31.7%
Banks - 19.6%
Bank of Montreal (b)	2,849,900	262,512,534
Bank of Nova Scotia	1,811,500	87,559,933
Royal Bank of Canada (b)	2,861,300	264,738,771
The Toronto-Dominion Bank	6,926,330	443,283,090
		1,058,094,328
Capital Markets - 5.5%
Brookfield Asset Management, Inc. (Canada) Class A	5,625,188	222,761,326
TMX Group Ltd.	757,900	72,866,548
		295,627,874
Insurance - 6.6%
Definity Financial Corp. (b)	2,592,824	76,794,105
Intact Financial Corp. (b)	815,500	123,915,774
Sun Life Financial, Inc. (b)	3,714,600	157,761,776
		358,471,655
TOTAL FINANCIALS		1,712,193,857
HEALTH CARE - 0.7%
Health Care Providers & Services - 0.7%
Andlauer Healthcare Group, Inc.	856,570	32,833,035
dentalcorp Holdings Ltd. (a)	1,201,300	6,692,749
		39,525,784
INDUSTRIALS - 14.6%
Commercial Services & Supplies - 1.9%
GFL Environmental, Inc. (b)	3,874,414	104,570,927
Professional Services - 2.1%
Thomson Reuters Corp.	1,050,800	111,755,725
Road & Rail - 10.6%
Canadian National Railway Co.	1,643,700	194,732,029
Canadian Pacific Railway Ltd. (b)	5,048,921	376,385,229
		571,117,258
TOTAL INDUSTRIALS		787,443,910
INFORMATION TECHNOLOGY - 6.0%
IT Services - 1.1%
Shopify, Inc. Class A (a)	1,655,400	56,757,613
Software - 4.9%
ApplyBoard, Inc. (a)(e)(f)	10,248	705,882
ApplyBoard, Inc. (non-vtg.) (a)(e)(f)	2,527	174,060
Constellation Software, Inc.	118,400	171,200,482
Dye & Durham Ltd.	2,789,800	30,860,121
Open Text Corp.	2,178,100	63,087,919
		266,028,464
TOTAL INFORMATION TECHNOLOGY		322,786,077
MATERIALS - 11.2%
Chemicals - 3.6%
Nutrien Ltd.	2,327,678	196,674,140
Containers & Packaging - 1.3%
CCL Industries, Inc. Class B (b)	1,441,400	67,713,583
Metals & Mining - 5.9%
Franco-Nevada Corp.	1,350,597	166,877,816
Lundin Mining Corp.	6,427,100	33,684,071
Wheaton Precious Metals Corp.	3,628,000	118,691,937
		319,253,824
Paper & Forest Products - 0.4%
Stella-Jones, Inc.	594,300	17,898,579
Western Forest Products, Inc.	5,978,100	5,397,338
		23,295,917
TOTAL MATERIALS		606,937,464
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
Allied Properties (REIT) (b)	646,600	12,525,250
Real Estate Management & Development - 0.0%
Information Services Corp.	81,900	1,405,529
TOTAL REAL ESTATE		13,930,779
TOTAL COMMON STOCKS (Cost $4,260,953,591)		5,357,875,126

Nonconvertible Preferred Stocks - 0.0%
	Shares	Value ($)
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
ApplyBoard, Inc.:
Series A1 (a)(e)(f)	12,606	868,301
Series A2 (a)(e)(f)	9,868	679,708
Series A3 (a)(e)(f)	563	38,779
Series D (a)(e)(f)	27,521	1,895,646
Series Seed (a)(e)(f)	3,768	259,540
(Cost $4,705,692)		3,741,974

Convertible Bonds - 0.2%
		Principal Amount (g)	Value ($)
COMMUNICATION SERVICES - 0.2%
Entertainment - 0.2%
Cineplex, Inc. 5.75% 9/30/25 (d) (Cost $9,716,997)	CAD	14,075,000	10,615,526

Money Market Funds - 14.4%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (h)	4,118,597	4,119,421
Fidelity Securities Lending Cash Central Fund 3.10% (h)(i)	772,892,655	772,969,944
TOTAL MONEY MARKET FUNDS (Cost $777,089,365)		777,089,365

TOTAL INVESTMENT IN SECURITIES - 113.7% (Cost $5,052,465,645)	6,149,321,991
NET OTHER ASSETS (LIABILITIES) - (13.7)%	(742,124,981)
NET ASSETS - 100.0%	5,407,197,010

Currency Abbreviations
CAD	-	Canadian dollar

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Affiliated company
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $21,184,440 or 0.4% of net assets.

(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,621,916 or 0.1% of net assets.

(f)	Level 3 security
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ApplyBoard, Inc.	6/04/21 - 6/30/21	524,312

ApplyBoard, Inc. (non-vtg.)	6/30/21	269,861

ApplyBoard, Inc. Series A1	6/04/21	816,255

ApplyBoard, Inc. Series A2	6/04/21	638,966

ApplyBoard, Inc. Series A3	6/04/21	36,455

ApplyBoard, Inc. Series D	6/04/21	2,970,033

ApplyBoard, Inc. Series Seed	6/04/21	243,983

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	3,421,935	685,084,306	684,386,820	96,369	-	-	4,119,421	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	1,018,238,194	7,535,650,389	7,780,918,639	1,585,189	-	-	772,969,944	2.2%
Total	1,021,660,129	8,220,734,695	8,465,305,459	1,681,558	-	-	777,089,365

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
GURU Organic Energy Corp.	15,921,138	-	19,238	-	(10,890)	(19,585,858)	5,007,698
GURU Organic Energy Corp.	7,685,151	-	-	-	-	1,017,395	-
Total	23,606,289	-	19,238	-	(10,890)	(18,568,463)	5,007,698

Purchase and Sales proceeds in the table above include the value of securities received or delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	156,998,671	156,998,671	-	-
Consumer Discretionary	311,113,475	311,113,475	-	-
Consumer Staples	348,464,809	348,464,809	-	-
Energy	1,058,480,300	1,058,480,300	-	-
Financials	1,712,193,857	1,712,193,857	-	-
Health Care	39,525,784	39,525,784	-	-
Industrials	787,443,910	787,443,910	-	-
Information Technology	326,528,051	321,906,135	-	4,621,916
Materials	606,937,464	606,937,464	-	-
Real Estate	13,930,779	13,930,779	-	-

Corporate Bonds	10,615,526	-	10,615,526	-

Money Market Funds	777,089,365	777,089,365	-	-
Total Investments in Securities:	6,149,321,991	6,134,084,549	10,615,526	4,621,916
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $727,459,514) - See accompanying schedule:
Unaffiliated issuers (cost $4,261,679,951)	$5,367,224,928
Fidelity Central Funds (cost $777,089,365)	777,089,365
Other affiliated issuers (cost $13,696,329)	5,007,698

Total Investment in Securities (cost $5,052,465,645)		$6,149,321,991
Cash		459,002
Foreign currency held at value (cost $32,880,861)		32,859,154
Receivable for investments sold		75,698,763
Receivable for fund shares sold		3,776,315
Dividends receivable		10,913,173
Interest receivable		52,082
Distributions receivable from Fidelity Central Funds		179,212
Total assets		6,273,259,692
Liabilities
Payable for fund shares redeemed	$93,083,043
Other payables and accrued expenses	11,466
Collateral on securities loaned	772,968,173
Total Liabilities		866,062,682
Net Assets		$5,407,197,010
Net Assets consist of:
Paid in capital		$4,232,686,518
Total accumulated earnings (loss)		1,174,510,492
Net Assets		$5,407,197,010
Net Asset Value , offering price and redemption price per share ($5,407,197,010 ÷ 404,404,871 shares)		$13.37

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$154,357,341
Interest		1,005,950
Income from Fidelity Central Funds (including $1,585,189 from security lending)		1,681,558
Income before foreign taxes withheld		157,044,849
Less foreign taxes withheld		(23,222,765)
Total Income		133,822,084
Expenses
Custodian fees and expenses	50,841
Independent trustees' fees and expenses	19,809
Interest	30,761
Total Expenses		101,411
Net Investment income (loss)		133,720,673
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	46,126,746
Redemptions in-kind with affiliated entities	9,969,579
Affiliated issuers	(10,890)
Foreign currency transactions	(5,684,930)
Total net realized gain (loss)		50,400,505
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(606,427,743)
Affiliated issuers	(18,568,463)
Assets and liabilities in foreign currencies	9,995
Total change in net unrealized appreciation (depreciation)		(624,986,211)
Net gain (loss)		(574,585,706)
Net increase (decrease) in net assets resulting from operations		$(440,865,033)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$133,720,673	$108,709,412
Net realized gain (loss)	50,400,505	22,443,969
Change in net unrealized appreciation (depreciation)	(624,986,211)	1,915,956,394
Net increase (decrease) in net assets resulting from operations	(440,865,033)	2,047,109,775
Distributions to shareholders	(132,881,856)	(93,451,768)
Share transactions
Proceeds from sales of shares	958,291,641	1,111,955,563
Reinvestment of distributions	132,881,856	93,451,768
Cost of shares redeemed	(1,175,374,764)	(1,008,336,876)
Net increase (decrease) in net assets resulting from share transactions	(84,201,267)	197,070,455
Total increase (decrease) in net assets	(657,948,156)	2,150,728,462

Net Assets
Beginning of period	6,065,145,166	3,914,416,704
End of period	$5,407,197,010	$6,065,145,166

Other Information
Shares
Sold	67,737,438	82,470,040
Issued in reinvestment of distributions	9,351,292	8,063,138
Redeemed	(83,298,959)	(80,373,626)
Net increase (decrease)	(6,210,229)	10,159,552

Financial Highlights
Fidelity® Series Canada Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$14.77	$9.77	$10.89	$9.99	$10.66
Income from Investment Operations
Net investment income (loss) A,B	.32	.28	.27	.27	.26
Net realized and unrealized gain (loss)	(1.40)	4.97	(1.14)	.86	(.81)
Total from investment operations	(1.08)	5.25	(.87)	1.13	(.55)
Distributions from net investment income	(.32)	(.25)	(.25)	(.23)	(.10)
Distributions from net realized gain	-	-	-	-	(.02)
Total distributions	(.32)	(.25)	(.25)	(.23)	(.12)
Net asset value, end of period	$13.37	$14.77	$9.77	$10.89	$9.99
Total Return C	(7.45)%	54.40%	(8.22)%	11.62%	(5.26)%
Ratios to Average Net Assets B,D,E
Expenses before reductions F	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any F	-%	-%	-%	-%	-%
Expenses net of all reductions F	-%	-%	-%	-%	-%
Net investment income (loss)	2.29%	2.13%	2.70%	2.63%	2.42%
Supplemental Data
Net assets, end of period (000 omitted)	$5,407,197	$6,065,145	$3,914,417	$1,916,409	$1,385,499
Portfolio turnover rate G	19% H	19%	14%	12% H	36%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount represents less than .005%.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Series Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, passive foreign investment companies (PFIC), redemptions in-kind, capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,333,506,795
Gross unrealized depreciation	(295,105,431)
Net unrealized appreciation (depreciation)	$1,038,401,364
Tax Cost	$5,110,920,627

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$133,513,424
Undistributed long-term capital gain	$2,623,110
Net unrealized appreciation (depreciation) on securities and other investments	$1,038,373,958

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$132,881,856	$93,451,768

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Canada Fund	1,123,746,434	1,138,392,198

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Canada Fund	Borrower	$47,787,250	1.15%	$30,524

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Canada Fund	78,993,502	52,431,301	(2,066,200)

Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Series Canada Fund	1,619,205	9,969,579	21,259,781

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Canada Fund	$ 171,432	$-	$-

8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Canada Fund	$4,105,000	2.08%	$237

9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Series Canada Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Canada Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 19, 2022
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity® Series Canada Fund	-%- D
Actual		$ 1,000	$ 922.10	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .
The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2022, $12,488,747, or, if subsequently determined to be different, the net capital gain of such year.
The fund designates $1,231,009 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.
The fund designates 43% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Canada Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.013% through February 28, 2025.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale . The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.9883882.105
SAD-ANN-1222
Fidelity® SAI Sustainable Emerging Markets Equity Fund

Annual Report
October 31, 2022

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ®   SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average annual total returns for Fidelity SAI Sustainable Emerging Markets Equity Fund will be reported once the fund is a year old.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity SAI Sustainable Emerging Markets Equity Fund, on April 14, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

10,000
9,500
9,000
8,500
8,000
$7,500
2022
Period Ending Values
$7,600 Fidelity SAI Sustainable Emerging Markets Equity Fund
$7,742 MSCI Emerging Markets Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Portfolio Manager John Chow:
From the fund's inception on April 14, 2022, through October 31, 2022, the fund returned -24.00%, topping the -25.84% result of the MSCI Emerging Markets ESG Leaders Index (Net Mass.). By region, an overweighting in Latin America - especially, Mexico - notably bolstered the fund's performance versus the benchmark. Within Emerging Asia, an overweighting and stock picking in Indonesia lifted our relative result. Among sectors, security selection in financials stood out as a positive, along with picks in industrials, an underweighting in communication services and out-of-benchmark exposure to the multi sector group. A cash position averaging roughly 5% of assets also added value versus the benchmark. The top individual relative contributor was an out-of-benchmark stake in HDFC Bank (+7%), one of the fund's core holdings as of October 31. Non-benchmark exposure to iShares MSCI India Index Fund (-5%) also worked in the fund's favor versus the benchmark. This was one of the portfolio's largest holdings at period end. Underweighting benchmark heavyweight Tencent Holdings (-45%) - which was nevertheless another core holding in the portfolio at period end - helped as well. Conversely, security selection in Emerging Asia - notably, China - detracted from relative performance. Positioning in Thailand and Malaysia were lesser negatives for our relative result. Consumer staples, health care and information technology were the largest detractors among sectors - mainly due to subpar stock selection. An out-of-benchmark stake in Zai Lab Limited (-50%) detracted more than any other holding. Silergy (-51%), also not part of the benchmark, was a sizable detractor. Lack of exposure to Housing Development Finance Corporation Limited (-3%) further detracted on a relative basis.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (Taiwan, Semiconductors & Semiconductor Equipment)	8.0
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	5.0
iShares MSCI India ETF (United States of America, Investment Companies)	4.3
HDFC Bank Ltd. sponsored ADR (India, Banks)	3.6
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	3.2
Wal-Mart de Mexico SA de CV Series V (Mexico, Food & Staples Retailing)	2.7
China Construction Bank Corp. (H Shares) (China, Banks)	2.4
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	2.3
Reliance Industries Ltd. sponsored GDR (India, Oil, Gas & Consumable Fuels)	2.3
LG Chemical Ltd. (Korea (South), Chemicals)	2.1
35.9

Market Sectors (% of Fund's net assets)

Financials	23.8
Information Technology	22.3
Consumer Discretionary	12.2
Communication Services	8.2
Consumer Staples	6.8
Materials	6.3
Health Care	5.4
Industrials	3.5
Energy	2.3
Utilities	0.3
Real Estate	0.3

Asset Allocation (% of Fund's net assets)

Foreign investments - 90.7%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 89.4%
	Shares	Value ($)
Bermuda - 1.1%
Credicorp Ltd. (United States)	96	14,051
Kunlun Energy Co. Ltd.	10,414	6,222
TOTAL BERMUDA		20,273
Brazil - 4.6%
Banco do Brasil SA	1,219	8,736
Hypera SA	1,939	19,073
Localiza Rent a Car SA	2,701	36,885
Localiza Rent a Car SA	6	82
Natura & Co. Holding SA (a)	1,602	4,637
Suzano Papel e Celulose SA	1,251	12,884
TOTAL BRAZIL		82,297
Cayman Islands - 17.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	635	40,373
Bilibili, Inc. ADR (a)	335	2,988
Chailease Holding Co. Ltd.	1,196	5,525
JD.com, Inc. sponsored ADR	676	25,208
Li Ning Co. Ltd.	956	4,945
Meituan Class B (a)(b)	1,937	31,012
NetEase, Inc. ADR	318	17,687
Pinduoduo, Inc. ADR (a)	386	21,164
Sea Ltd. ADR (a)	273	13,563
Shenzhou International Group Holdings Ltd.	648	4,499
Silergy Corp.	1,236	14,332
Sunny Optical Technology Group Co. Ltd.	414	3,589
Tencent Holdings Ltd.	2,153	56,574
Trip.com Group Ltd. ADR (a)	1,570	35,529
Wuxi Biologics (Cayman), Inc. (a)(b)	3,364	15,137
XP, Inc. Class A (a)	251	4,601
XPeng, Inc. ADR (a)	449	2,972
Zai Lab Ltd. ADR (a)	444	9,892
TOTAL CAYMAN ISLANDS		309,590
China - 7.5%
China Construction Bank Corp. (H Shares)	81,577	43,292
China Merchants Bank Co. Ltd. (H Shares)	1,255	4,125
China Tourism Group Duty Free Corp. Ltd. (H Shares) (a)(b)	234	4,630
Haier Smart Home Co. Ltd.	3,131	7,834
Kweichow Moutai Co. Ltd. (A Shares)	43	7,912
Ping An Insurance Group Co. of China Ltd. (H Shares)	4,959	19,853
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	674	30,036
Wuliangye Yibin Co. Ltd. (A Shares)	839	15,337
TOTAL CHINA		133,019
Hong Kong - 0.8%
China Resources Beer Holdings Co. Ltd.	2,856	13,462
Hungary - 0.7%
Richter Gedeon PLC	628	12,400
India - 9.8%
Axis Bank Ltd. GDR (Reg. S)	175	9,450
HDFC Bank Ltd. sponsored ADR	1,033	64,366
ICICI Bank Ltd. sponsored ADR	1,089	24,002
Infosys Ltd. sponsored ADR	1,868	34,988
Reliance Industries Ltd. sponsored GDR (b)	658	40,171
TOTAL INDIA		172,977
Indonesia - 5.6%
PT Avia Avian Tbk	124,153	6,248
PT Bank Central Asia Tbk	57,718	32,564
PT Bank Mandiri (Persero) Tbk	44,291	29,958
PT Bank Rakyat Indonesia (Persero) Tbk	42,149	12,566
PT Telkom Indonesia Persero Tbk	63,271	17,770
TOTAL INDONESIA		99,106
Korea (South) - 14.4%
Db Insurance Co. Ltd.	136	5,364
Hansol Chemical Co. Ltd.	57	7,408
Hyundai Fire & Marine Insurance Co. Ltd.	377	8,796
Hyundai Motor Co.	40	4,610
LG Chemical Ltd.	86	37,718
LG Energy Solution (a)	17	6,289
NAVER Corp.	98	11,638
POSCO	195	33,918
Samsung Electronics Co. Ltd.	2,126	88,477
Shinhan Financial Group Co. Ltd.	219	5,555
SK Hynix, Inc.	548	31,752
Woori Financial Group, Inc. ADR	550	13,695
TOTAL KOREA (SOUTH)		255,220
Mexico - 5.2%
CEMEX S.A.B. de CV sponsored ADR (a)	823	3,177
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	221	5,172
Grupo Aeroportuario Norte S.A.B. de CV	1,910	15,216
Grupo Financiero Banorte S.A.B. de CV Series O	2,634	21,410
Wal-Mart de Mexico SA de CV Series V	12,326	47,611
TOTAL MEXICO		92,586
Philippines - 0.3%
Ayala Land, Inc.	13,180	5,832
Saudi Arabia - 0.5%
Dr Sulaiman Al Habib Medical Services Group Co.	142	8,563
South Africa - 4.4%
Absa Group Ltd.	1,772	19,269
Capitec Bank Holdings Ltd.	31	3,207
Impala Platinum Holdings Ltd.	1,091	11,170
MTN Group Ltd.	3,352	23,694
Naspers Ltd. Class N	196	20,204
TOTAL SOUTH AFRICA		77,544
Taiwan - 13.8%
E.SUN Financial Holdings Co. Ltd.	33,275	23,934
eMemory Technology, Inc.	527	17,564
Hon Hai Precision Industry Co. Ltd. (Foxconn) GDR (Reg. S)	4,106	25,539
MediaTek, Inc.	1,608	29,414
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,295	141,257
Unimicron Technology Corp.	1,789	6,906
TOTAL TAIWAN		244,614
Thailand - 1.9%
CP ALL PCL (For. Reg.)	15,603	24,607
SCB X PCL (For. Reg.)	1,400	3,901
Thai Beverage PCL	14,467	5,876
TOTAL THAILAND		34,384
United Arab Emirates - 0.6%
Abu Dhabi Commercial Bank PJSC	4,151	10,680
United States of America - 0.7%
Li Auto, Inc. ADR (a)	894	12,176
TOTAL COMMON STOCKS (Cost $1,958,916)		1,584,723

Nonconvertible Preferred Stocks - 2.0%
	Shares	Value ($)
Brazil - 2.0%
Itau Unibanco Holding SA (Cost $33,879)	6,094	35,864

Investment Companies - 6.0%
	Shares	Value ($)
United States of America - 6.0%
iShares MSCI Emerging Markets Index ETF	893	30,532
iShares MSCI India ETF	1,786	75,369

TOTAL INVESTMENT COMPANIES (Cost $115,039)		105,901

Government Obligations - 0.6%
	Principal Amount (c)	Value ($)
United States of America - 0.6%
U.S. Treasury Bills, yield at date of purchase 2.5% 11/10/22 (Cost $9,994)	10,000	9,993

Money Market Funds - 3.2%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (d) (Cost $56,344)	56,333	56,344

TOTAL INVESTMENT IN SECURITIES - 101.2% (Cost $2,174,172)	1,792,825
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(20,554)
NET ASSETS - 100.0%	1,772,271

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $90,950 or 5.1% of net assets.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	-	2,356,796	2,300,452	1,314	-	-	56,344	0.0%
Total	-	2,356,796	2,300,452	1,314	-	-	56,344

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	143,914	69,570	74,344	-
Consumer Discretionary	215,156	159,441	55,715	-
Consumer Staples	119,442	119,442	-	-
Energy	40,171	40,171	-	-
Financials	424,764	356,064	68,700	-
Health Care	95,101	79,964	15,137	-
Industrials	63,644	63,644	-	-
Information Technology	393,818	393,818	-	-
Materials	112,523	67,435	45,088	-
Real Estate	5,832	-	5,832	-
Utilities	6,222	6,222	-	-

Investment Companies	105,901	105,901	-	-

Government Obligations	9,993	-	9,993	-

Money Market Funds	56,344	56,344	-	-
Total Investments in Securities:	1,792,825	1,518,016	274,809	-
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $2,117,828)	$1,736,481
Fidelity Central Funds (cost $56,344)	56,344

Total Investment in Securities (cost $2,174,172)		$1,792,825
Foreign currency held at value (cost $236)		236
Receivable for investments sold		23,837
Receivable for fund shares sold		2,402
Dividends receivable		1,689
Distributions receivable from Fidelity Central Funds		385
Prepaid expenses		11,369
Receivable from investment adviser for expense reductions		17,687
Total assets		1,850,430
Liabilities
Payable to custodian bank	$3,560
Payable for investments purchased	23,911
Accrued management fee	1,144
Audit fee payable	42,503
Custody fee payable	5,264
Other payables and accrued expenses	1,777
Total Liabilities		78,159
Net Assets		$1,772,271
Net Assets consist of:
Paid in capital		$2,272,615
Total accumulated earnings (loss)		(500,344)
Net Assets		$1,772,271
Net Asset Value , offering price and redemption price per share ($1,772,271 ÷ 233,048 shares)		$7.60

Statement of Operations
		For the period April 14, 2022 (commencement of operations) through October 31, 2022
Investment Income
Dividends		$23,856
Income from Fidelity Central Funds		1,314
Income before foreign taxes withheld		25,170
Less foreign taxes withheld		(2,835)
Total Income		22,335
Expenses
Management fee	$7,779
Custodian fees and expenses	13,798
Independent trustees' fees and expenses	3
Registration fees	18,080
Audit	44,374
Miscellaneous	29
Total expenses before reductions	84,063
Expense reductions	(74,474)
Total expenses after reductions		9,589
Net Investment income (loss)		12,746
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(116,769)
Foreign currency transactions	(2,458)
Futures contracts	(12,526)
Total net realized gain (loss)		(131,753)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(381,347)
Assets and liabilities in foreign currencies	10
Total change in net unrealized appreciation (depreciation)		(381,337)
Net gain (loss)		(513,090)
Net increase (decrease) in net assets resulting from operations		$(500,344)
Statement of Changes in Net Assets

For the period April 14, 2022 (commencement of operations) through October 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,746
Net realized gain (loss)	(131,753)
Change in net unrealized appreciation (depreciation)	(381,337)
Net increase (decrease) in net assets resulting from operations	(500,344)
Share transactions
Proceeds from sales of shares	2,279,784
Cost of shares redeemed	(7,169)
Net increase (decrease) in net assets resulting from share transactions	2,272,615
Total increase (decrease) in net assets	1,772,271

Net Assets
Beginning of period	-
End of period	$1,772,271

Other Information
Shares
Sold	233,926
Redeemed	(878)
Net increase (decrease)	233,048

Financial Highlights
Fidelity SAI Sustainable Emerging Markets Equity Fund

Years ended October 31,	2022 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.06
Net realized and unrealized gain (loss)	(2.46)
Total from investment operations	(2.40)
Net asset value, end of period	$7.60
Total Return D,E	(24.00)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	6.38% H,I
Expenses net of fee waivers, if any	.96% I
Expenses net of all reductions	.96% I
Net investment income (loss)	1.27% I
Supplemental Data
Net assets, end of period (000 omitted)	$1,772
Portfolio turnover rate J	74% I

A For the period April 14, 2022 (commencement of operations) through October 31, 2022.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Audit fees are not annualized.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity SAI Sustainable Emerging Markets Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance depending on whether certain investments are in or out of favor. The criteria related to the Fund's ESG ratings process and/or adherence to its sustainable investing exclusion criteria may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. As a result, the Fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. There are significant differences in interpretations of what it means for an issuer to have positive ESG factors. While the investment adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors' or advisers' views.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, futures contracts, passive foreign investment companies (PFIC), capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$34,750
Gross unrealized depreciation	(452,532)
Net unrealized appreciation (depreciation)	$(417,782)
Tax Cost	$2,210,607

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,316
Capital loss carryforward	$(92,888)
Net unrealized appreciation (depreciation) on securities and other investments	$(417,772)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(85,372)
Long-term	(7,516)
Total capital loss carryforward	$(92,888)

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Sustainable Emerging Markets Equity Fund	2,914,962	690,138
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .78% of the Fund's average net assets.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity SAI Sustainable Emerging Markets Equity Fund	$7

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI Sustainable Emerging Markets Equity Fund	17,081	3,047	(2,071)
7. Expense Reductions.
Effective June 1, 2022, the investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .95% of average net assets. The expense limitation prior to June 1, 2022 was 1.00%. This reimbursement will remain in place through February 29, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $74,383.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $69.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $22.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity SAI Sustainable Emerging Markets Equity Fund	86%
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity SAI Sustainable Emerging Markets Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI Sustainable Emerging Markets Equity Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from April 14, 2022 (commencement of operations) through October 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations, the changes in its net assets and the financial highlights for the period from April 14, 2022 (commencement of operations) through October 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 16, 2022
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity® SAI Sustainable Emerging Markets Equity Fund	.96%
Actual		$ 1,000	$ 796.60	$ 4.35
Hypothetical- B		$ 1,000	$ 1,020.37	$ 4.89

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.9905647.100
ESP-ANN-1222
Fidelity® International Discovery K6 Fund

Annual Report
October 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Life of Fund A
Fidelity® International Discovery K6 Fund	-30.35%	1.67%

A     From June 13, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Discovery K6 Fund, on June 13, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

15,500
15,000
14,000
13,000
12,000
11,000
10,000
9,000
$8,400
2019
2020
2021
2022
Period Ending Values
$10,578 Fidelity® International Discovery K6 Fund
$10,161 MSCI EAFE Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).

Comments from Portfolio Manager William Kennedy:
For the fiscal year ending October 31, 2022, the fund returned -30.35%, underperforming the -22.84% result of the benchmark MSCI EAFE Index. By region, stock picks in Europe ex U.K and in Japan, along with security selection and an underweighting in the U.K., detracted most from the fund's relative result this period. By sector, security selection in financials, health care, industrials and communication services notably hindered the fund's result versus the benchmark. Not owning U.K.-headquartered energy giant Shell, a benchmark component that gained about 25%, was the largest individual relative detractor. An outsized investment in Japan-based staffing company Recruit Holdings (-45%) also pressured performance. A non-benchmark stake in OTP Bank in Hungary returned roughly -55%, proving detrimental as well. Recruit and OTP were not held at period end. In contrast, security and currency selection in Canada - a non-benchmark allocation - boosted the fund's relative result. By sector, an overweighting in energy helped most versus the benchmark. An underweighting and stock selection in real estate further aided the portfolio's relative return. Lastly, the fund's position in cash was a notable contributor. The biggest individual relative contributors were an overweight position in Norway-based exploration & production (e&p) company Equinor (+48%) and a non-benchmark stake in e&p company Canadian National Resources (+27%), a position we established this period. Equinor and Canadian National Resources were among the fund's biggest holdings on October 31. Notable changes in positioning included increased exposure to India and a lower allocation to Germany. By sector, meaningful shifts entailed greater exposure to consumer staples, health care and energy firms.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Nestle SA (Reg. S) (Switzerland, Food Products)	4.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.5
Equinor ASA (Norway, Oil, Gas & Consumable Fuels)	3.4
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.8
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	2.7
HDFC Bank Ltd. sponsored ADR (India, Banks)	2.2
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.9
Housing Development Finance Corp. Ltd. (India, Diversified Financial Services)	1.8
Hitachi Ltd. (Japan, Industrial Conglomerates)	1.6
Canadian Natural Resources Ltd. (Canada, Oil, Gas & Consumable Fuels)	1.6
25.5

Market Sectors (% of Fund's net assets)

Financials	17.4
Health Care	16.3
Industrials	13.8
Information Technology	13.0
Consumer Discretionary	9.5
Consumer Staples	8.5
Energy	6.8
Materials	5.4
Real Estate	1.5
Communication Services	1.5
Utilities	0.7

Asset Allocation (% of Fund's net assets)

Foreign investments - 94.1%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 94.3%
	Shares	Value ($)
Australia - 2.2%
Bapcor Ltd.	356,075	1,507,794
Flight Centre Travel Group Ltd. (a)(b)	215,424	2,294,303
Iperionx Ltd. (a)	938,256	426,110
Lynas Rare Earths Ltd. (a)	341,169	1,817,845
National Storage REIT unit	2,659,570	4,440,116
TOTAL AUSTRALIA		10,486,168
Bailiwick of Jersey - 0.4%
JTC PLC (c)	212,047	1,699,797
Belgium - 1.7%
KBC Group NV	70,614	3,538,874
UCB SA	56,877	4,289,848
TOTAL BELGIUM		7,828,722
Brazil - 0.2%
Rede D'Oregon Sao Luiz SA (c)	140,618	875,749
Canada - 4.6%
Canadian Natural Resources Ltd.	124,742	7,481,682
Constellation Software, Inc.	3,656	5,286,393
Definity Financial Corp.	32,211	954,023
Nutrien Ltd.	46,332	3,914,762
The Toronto-Dominion Bank	53,771	3,441,328
Topicus.Com, Inc. (a)	6,643	344,743
TOTAL CANADA		21,422,931
Cayman Islands - 0.4%
Li Ning Co. Ltd.	263,362	1,362,162
Medlive Technology Co. Ltd. (c)	137,869	119,082
Silergy Corp.	37,733	437,532
TOTAL CAYMAN ISLANDS		1,918,776
China - 0.1%
Asymchem Laboratories Tianjin Co. Ltd. (H Shares) (c)	16,838	180,185
WuXi AppTec Co. Ltd. (H Shares) (c)	60,463	484,496
TOTAL CHINA		664,681
Cyprus - 0.0%
Fix Price Group Ltd. GDR (Reg. S) (d)	38,476	14,210
Denmark - 1.5%
DSV A/S	27,012	3,656,908
ORSTED A/S (c)	38,374	3,166,076
TOTAL DENMARK		6,822,984
Finland - 0.5%
Musti Group OYJ	35,727	671,543
Neste OYJ	38,287	1,677,698
TOTAL FINLAND		2,349,241
France - 9.9%
Air Liquide SA	46,427	6,073,291
AXA SA	259,149	6,399,661
BNP Paribas SA	65,277	3,061,094
Capgemini SA	39,909	6,540,720
Edenred SA	63,235	3,247,084
EssilorLuxottica SA	21,185	3,357,100
Exclusive Networks SA	92,726	1,490,009
LVMH Moet Hennessy Louis Vuitton SE	21,143	13,341,125
Teleperformance	11,538	3,093,479
TOTAL FRANCE		46,603,563
Germany - 6.3%
Brenntag SE	55,027	3,338,838
Deutsche Borse AG	30,863	5,018,934
Deutsche Post AG	106,599	3,768,256
Linde PLC	10,367	3,100,706
Merck KGaA	24,855	4,050,499
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	8,914	2,353,083
Nexus AG	22,732	1,219,844
Rheinmetall AG	9,198	1,495,292
Siemens AG	31,801	3,472,957
Siemens Healthineers AG (c)	32,107	1,470,905
Talanx AG	82	3,081
TOTAL GERMANY		29,292,395
Hong Kong - 1.8%
AIA Group Ltd.	838,996	6,355,222
Techtronic Industries Co. Ltd.	218,834	2,072,089
TOTAL HONG KONG		8,427,311
Hungary - 0.2%
Richter Gedeon PLC	55,480	1,095,491
India - 6.9%
Avenue Supermarts Ltd. (a)(c)	31,656	1,652,361
Delhivery Private Ltd. (a)(e)	17,300	68,337
Eicher Motors Ltd.	38,046	1,769,681
HDFC Bank Ltd. sponsored ADR	162,078	10,099,080
Housing Development Finance Corp. Ltd.	283,976	8,472,625
ITC Ltd.	285,396	1,202,194
PVR Ltd. (a)	42,827	918,313
Reliance Industries Ltd.	164,145	5,055,618
Reliance Industries Ltd. sponsored GDR (c)	25,699	1,568,924
Star Health & Allied Insurance Co. Ltd.	62,392	537,809
Sunteck Realty Ltd.	181,105	851,815
TOTAL INDIA		32,196,757
Ireland - 1.8%
Cairn Homes PLC	1,843,813	1,778,282
CRH PLC	75,032	2,702,492
Dalata Hotel Group PLC (a)	719,781	2,308,245
DCC PLC (United Kingdom)	253	14,043
ICON PLC (a)	7,125	1,409,610
Ryanair Holdings PLC (a)	3,200	38,865
TOTAL IRELAND		8,251,537
Italy - 0.4%
BFF Bank SpA (c)	209,163	1,475,876
FinecoBank SpA	35,900	483,922
TOTAL ITALY		1,959,798
Japan - 18.3%
Daiichi Sankyo Kabushiki Kaisha	115,367	3,692,986
FUJIFILM Holdings Corp.	112,363	5,152,852
Fujitsu Ltd.	22,523	2,591,463
Hitachi Ltd.	169,924	7,725,117
Hoya Corp.	72,402	6,755,962
Itochu Corp.	186,238	4,820,808
JEOL Ltd.	65,880	2,419,078
Keyence Corp.	8,363	3,167,586
Minebea Mitsumi, Inc.	279,413	4,141,540
Misumi Group, Inc.	59,653	1,275,743
Mitsubishi UFJ Financial Group, Inc.	616,748	2,913,426
Murata Manufacturing Co. Ltd.	48,309	2,286,921
Olympus Corp.	302,487	6,387,634
ORIX Corp.	499,219	7,335,778
Persol Holdings Co. Ltd.	147,852	2,969,071
Renesas Electronics Corp. (a)	445,763	3,729,143
Shin-Etsu Chemical Co. Ltd.	46,257	4,807,488
SMC Corp.	4,724	1,896,224
Sony Group Corp.	109,179	7,362,449
TIS, Inc.	91,840	2,479,825
ZOZO, Inc.	89,197	1,898,574
TOTAL JAPAN		85,809,668
Luxembourg - 0.9%
Eurofins Scientific SA	30,692	1,964,866
Globant SA (a)	7,047	1,329,628
Samsonite International SA (a)(c)	405,378	871,731
TOTAL LUXEMBOURG		4,166,225
Netherlands - 5.7%
Airbus Group NV	34,142	3,694,293
ASML Holding NV (Netherlands)	18,792	8,815,086
Heineken NV (Bearer)	53,112	4,440,479
IMCD NV	14,327	1,859,032
ING Groep NV (Certificaten Van Aandelen)	224,615	2,210,120
Koninklijke KPN NV	1,310,789	3,666,416
RHI Magnesita NV	27,394	581,814
Universal Music Group NV	62,867	1,234,422
TOTAL NETHERLANDS		26,501,662
New Zealand - 0.9%
EBOS Group Ltd.	112,376	2,450,078
Ryman Healthcare Ltd.	360,432	1,756,072
TOTAL NEW ZEALAND		4,206,150
Norway - 3.4%
Equinor ASA	437,161	15,927,403
Volue A/S (a)	64,986	168,776
TOTAL NORWAY		16,096,179
Singapore - 0.7%
United Overseas Bank Ltd.	172,420	3,381,166
Spain - 1.7%
Aena SME SA (a)(c)	8,621	1,013,239
Amadeus IT Holding SA Class A (a)	85,597	4,464,338
Cellnex Telecom SA (c)	36,501	1,194,687
Cie Automotive SA	54,999	1,399,040
TOTAL SPAIN		8,071,304
Sweden - 2.6%
ASSA ABLOY AB (B Shares)	93,762	1,893,250
HEXPOL AB (B Shares)	127,663	1,260,304
Indutrade AB	116,390	2,038,185
Kry International AB (a)(d)(e)	71	12,430
Lagercrantz Group AB (B Shares)	185,223	1,589,490
Nibe Industrier AB (B Shares)	108,245	863,709
Nordnet AB	124,094	1,539,767
Svenska Handelsbanken AB (A Shares)	306,900	2,851,419
TOTAL SWEDEN		12,048,554
Switzerland - 8.8%
Lonza Group AG	5,467	2,814,325
Nestle SA (Reg. S)	170,805	18,593,623
Partners Group Holding AG	3,531	3,171,500
Roche Holding AG (participation certificate)	49,747	16,505,964
TOTAL SWITZERLAND		41,085,412
Taiwan - 1.0%
MediaTek, Inc.	101,732	1,860,913
Taiwan Semiconductor Manufacturing Co. Ltd.	221,415	2,659,298
TOTAL TAIWAN		4,520,211
United Kingdom - 11.0%
AstraZeneca PLC (United Kingdom)	108,288	12,705,668
BAE Systems PLC	413,702	3,869,591
Beazley PLC	241,765	1,731,464
Big Yellow Group PLC	140,969	1,820,328
Bunzl PLC	154,755	5,042,009
Bytes Technology Group PLC	60,071	247,451
Compass Group PLC	333,343	7,020,812
Dechra Pharmaceuticals PLC	36,839	1,106,870
Diageo PLC	179,462	7,385,313
Dr. Martens Ltd.	273,351	779,936
M&G PLC	756,491	1,519,937
Reckitt Benckiser Group PLC	96,634	6,413,021
Smart Metering Systems PLC	184,164	1,545,979
Starling Bank Ltd. Series D (a)(d)(e)	137,500	444,672
Zegona Communications PLC (a)	19,285	16,587
TOTAL UNITED KINGDOM		51,649,638
United States of America - 0.4%
Mobileye Global, Inc. (a)	8,300	218,954
NICE Ltd. sponsored ADR (a)	9,919	1,883,519
TOTAL UNITED STATES OF AMERICA		2,102,473
TOTAL COMMON STOCKS (Cost $507,049,567)		441,548,753

Preferred Stocks - 0.2%
	Shares	Value ($)
Convertible Preferred Stocks - 0.2%
China - 0.1%
ByteDance Ltd. Series E1 (a)(d)(e)	1,533	240,712
dMed Biopharmaceutical Co. Ltd. Series C (a)(d)(e)	8,434	75,653
		316,365
Estonia - 0.1%
Bolt Technology OU Series E (d)(e)	3,347	408,895
TOTAL CONVERTIBLE PREFERRED STOCKS		725,260
Nonconvertible Preferred Stocks - 0.0%
Sweden - 0.0%
Kry International AB Series E (a)(d)(e)	413	72,303
TOTAL PREFERRED STOCKS (Cost $1,346,117)		797,563

Money Market Funds - 6.2%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (f)	27,101,106	27,106,527
Fidelity Securities Lending Cash Central Fund 3.10% (f)(g)	1,938,597	1,938,791
TOTAL MONEY MARKET FUNDS (Cost $29,045,318)		29,045,318

TOTAL INVESTMENT IN SECURITIES - 100.7% (Cost $537,441,002)	471,391,634
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(3,339,228)
NET ASSETS - 100.0%	468,052,406

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,773,108 or 3.4% of net assets.

(d)	Level 3 security
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,323,002 or 0.3% of net assets.

(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Bolt Technology OU Series E	1/03/22	869,539

ByteDance Ltd. Series E1	11/18/20	167,977

Delhivery Private Ltd.	5/20/21	84,445

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	119,789

Kry International AB	5/14/21	30,836

Kry International AB Series E	5/14/21	188,812

Starling Bank Ltd. Series D	6/18/21 - 4/05/22	286,270

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	12,924,183	177,857,021	163,674,677	306,191	-	-	27,106,527	0.1%
Fidelity Securities Lending Cash Central Fund 3.10%	56,848	50,596,093	48,714,150	70,255	-	-	1,938,791	0.0%
Total	12,981,031	228,453,114	212,388,827	376,446	-	-	29,045,318

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	7,030,425	934,900	6,095,525	-
Consumer Discretionary	44,379,887	16,641,291	27,724,386	14,210
Consumer Staples	39,686,991	7,295,034	32,391,957	-
Energy	31,711,325	15,783,922	15,927,403	-
Financials	80,993,658	45,847,153	34,701,833	444,672
Health Care	77,187,965	35,871,965	41,240,347	75,653
Industrials	65,666,854	40,540,915	25,125,939	-
Information Technology	60,726,064	28,904,755	31,086,969	734,340
Materials	24,684,812	11,101,541	13,583,271	-
Real Estate	7,112,259	7,112,259	-	-
Utilities	3,166,076	-	3,166,076	-

Money Market Funds	29,045,318	29,045,318	-	-
Total Investments in Securities:	471,391,634	239,079,053	231,043,706	1,268,875
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $1,838,575) - See accompanying schedule:
Unaffiliated issuers (cost $508,395,684)	$442,346,316
Fidelity Central Funds (cost $29,045,318)	29,045,318

Total Investment in Securities (cost $537,441,002)		$471,391,634
Cash		3
Foreign currency held at value (cost $29,860)		29,855
Receivable for fund shares sold		466,328
Dividends receivable		669,896
Reclaims receivable		683,558
Distributions receivable from Fidelity Central Funds		79,358
Other receivables		214
Total assets		473,320,846
Liabilities
Payable for investments purchased	$2,520,394
Payable for fund shares redeemed	423,114
Accrued management fee	225,270
Other payables and accrued expenses	160,871
Collateral on securities loaned	1,938,791
Total Liabilities		5,268,440
Net Assets		$468,052,406
Net Assets consist of:
Paid in capital		$593,989,112
Total accumulated earnings (loss)		(125,936,706)
Net Assets		$468,052,406
Net Asset Value , offering price and redemption price per share ($468,052,406 ÷ 45,736,181 shares)		$10.23

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$11,832,018
Non-Cash dividends		1,314,280
Interest		234
Income from Fidelity Central Funds (including $70,255 from security lending)		376,446
Income before foreign taxes withheld		13,522,978
Less foreign taxes withheld		(1,383,852)
Total Income		12,139,126
Expenses
Management fee	$2,819,601
Independent trustees' fees and expenses	1,547
Total expenses before reductions	2,821,148
Expense reductions	(22)
Total expenses after reductions		2,821,126
Net Investment income (loss)		9,318,000
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $601)	(61,649,459)
Foreign currency transactions	(212,876)
Total net realized gain (loss)		(61,862,335)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $169,401)	(118,346,811)
Assets and liabilities in foreign currencies	(71,347)
Total change in net unrealized appreciation (depreciation)		(118,418,158)
Net gain (loss)		(180,280,493)
Net increase (decrease) in net assets resulting from operations		$(170,962,493)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,318,000	$2,727,816
Net realized gain (loss)	(61,862,335)	(664,469)
Change in net unrealized appreciation (depreciation)	(118,418,158)	43,685,166
Net increase (decrease) in net assets resulting from operations	(170,962,493)	45,748,513
Distributions to shareholders	(8,038,015)	(779,078)
Share transactions
Proceeds from sales of shares	304,547,005	350,979,730
Reinvestment of distributions	8,038,015	779,078
Cost of shares redeemed	(96,424,320)	(69,009,150)
Net increase (decrease) in net assets resulting from share transactions	216,160,700	282,749,658
Total increase (decrease) in net assets	37,160,192	327,719,093

Net Assets
Beginning of period	430,892,214	103,173,121
End of period	$468,052,406	$430,892,214

Other Information
Shares
Sold	24,327,055	24,312,789
Issued in reinvestment of distributions	555,879	60,865
Redeemed	(7,923,935)	(4,731,209)
Net increase (decrease)	16,958,999	19,642,445

Financial Highlights
Fidelity® International Discovery K6 Fund

Years ended October 31,	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$14.97	$11.29	$10.49	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.24	.16	.12	.06 D
Net realized and unrealized gain (loss)	(4.70)	3.60	.77	.43
Total from investment operations	(4.46)	3.76	.89	.49
Distributions from net investment income	(.28)	(.08)	(.04)	-
Distributions from net realized gain	-	-	(.05)	-
Total distributions	(.28)	(.08)	(.09)	-
Net asset value, end of period	$10.23	$14.97	$11.29	$10.49
Total Return E,F	(30.35)%	33.43%	8.51%	4.90%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.60%	.60%	.60%	.60% I
Expenses net of fee waivers, if any	.60%	.60%	.60%	.60% I
Expenses net of all reductions	.60%	.60%	.60%	.60% I
Net investment income (loss)	1.98%	1.11%	1.16%	1.67% D,I
Supplemental Data
Net assets, end of period (000 omitted)	$468,052	$430,892	$103,173	$61,421
Portfolio turnover rate J	50% K	58% K	42% K	59% K,L

A For the period June 13, 2019 (commencement of operations) through October 31, 2019.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .43%.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

L Amount not annualized.

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity International Discovery K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$19,029,918
Gross unrealized depreciation	(86,775,072)
Net unrealized appreciation (depreciation)	$(67,745,154)
Tax Cost	$539,136,788

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,831,606
Capital loss carryforward	$(62,786,514)
Net unrealized appreciation (depreciation) on securities and other investments	$(67,820,930)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(55,440,972)
Long-term	(7,345,542)
Total capital loss carryforward	$(62,786,514)

Due to large subscriptions in the period, approximately $52,335,987 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $11,985,573 of those capital losses per year to offset capital gains.   Additionally, the Fund is subject to an annual limit on its use of some of its unrealized capital losses to offset capital gains in future periods. If those losses are realized and the limitation prevents the Fund from using any of those losses in a future period, those capital losses will be available to offset capital gains in subsequent periods.

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$ 8,038,015	$779,078

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Discovery K6 Fund	228,723,368	212,541,160

Unaffiliated Exchanges In-Kind.   Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity International Discovery K6 Fund	15,540,854	197,763,447

Prior Year Unaffiliated Exchanges In-Kind.   Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity International Discovery K6 Fund	18,759,599	272,598,908

5. Fees and Other Transactions with Affiliates.
Management Fee.   Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Discovery K6 Fund	$166

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Discovery K6 Fund	4,590,055	6,794,531	(2,547,798)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Discovery K6 Fund	$7,547	$-	$-

8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $22.

9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery K6 Fund
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity International Discovery K6 Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as October 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of three years in the period then ended and for the period from June 13, 2019 (commencement of operations) through October 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from June 13, 2019 (commencement of operations) through October 31, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 15, 2022
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity® International Discovery K6 Fund	.60%
Actual		$ 1,000	$ 868.40	$ 2.83
Hypothetical- B		$ 1,000	$ 1,022.18	$ 3.06

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates 77% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.2217 and $0.0164 for the dividend paid December 13, 2021.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Discovery K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the fund compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Discovery K6 Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods ended September 30 (June 30 for the period ended 2019) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity International Discovery K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.9893917.103
IGI-K6-ANN-1222
Fidelity® International Capital Appreciation K6 Fund

Annual Report
October 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity® International Capital Appreciation K6 Fund	-30.83%	2.77%	4.38%

A     From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Capital Appreciation K6 Fund, on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

18,500
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
$8,900
2017
2018
2019
2020
2021
2022
Period Ending Values
$12,624 Fidelity® International Capital Appreciation K6 Fund
$10,587 MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Portfolio Manager Sammy Simnegar:
For the fiscal year ending October 31, 2022, the fund returned -30.83%, trailing the -24.61% result of the benchmark MSCI All Country World ex US Index (Net MA). By region, security selection in Europe ex U.K., the U.K. and Japan hurt the fund's relative result most this period. By sector, the largest detractors from performance versus the benchmark were an overweighting and picks in information technology, primarily within the semiconductors & semiconductor equipment industry. Investment choices and an underweighting in financials, along with smaller-than-benchmark exposure to energy stocks, hampered the portfolio's relative result as well. The fund's biggest individual relative detractor was an outsized stake in Kingspan Group, which returned -56% the past 12 months. We added to our investment in this company. An outsized stake in Evolution, which returned roughly -45% and was no longer held at period end, also hurt. Further weighing on performance was our overweighting in Recruit Holdings, which returned about -48%. In contrast, an underweighting in emerging markets, especially China, and an overweighting in France contributed most to the fund's relative return. By sector, the top contributors to performance versus the benchmark were an underweighting and stock picks in consumer discretionary. Smaller-than-benchmark exposure to communication services companies, primarily in the media & entertainment industry, helped as well. Further lifting the portfolio's relative performance was an overweighting in health care, particularly within the pharmaceuticals, biotechnology & life sciences industry. Lastly, the fund's position in cash was a notable contributor. Not owning Alibaba Group Holding, a benchmark component that returned about -63%, was the largest individual relative contributor the past 12 months. Our second-largest relative contributor was avoiding Tencent Holdings, a benchmark component that returned -56%. The portfolio's outsized stake in Wolters Kluwer (+3%) also proved beneficial. Notable changes in positioning include a higher allocation to the U.K. and Switzerland. By sector, meaningful shifts include greater exposure to health care and consumer discretionary firms.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Nestle SA (Reg. S) (Switzerland, Food Products)	3.0
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.7
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.7
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.6
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	2.5
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	2.5
L'Oreal SA (France, Personal Products)	2.2
Keyence Corp. (Japan, Electronic Equipment & Components)	2.2
Canadian Pacific Railway Ltd. (Canada, Road & Rail)	2.1
Hermes International SCA (France, Textiles, Apparel & Luxury Goods)	2.0
24.5

Market Sectors (% of Fund's net assets)

Information Technology	28.7
Industrials	20.9
Health Care	14.5
Consumer Discretionary	11.7
Financials	10.5
Consumer Staples	7.1
Materials	5.3

Asset Allocation (% of Fund's net assets)

Foreign investments - 84.1%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 98.7%
	Shares	Value ($)
Canada - 9.1%
Canadian National Railway Co.	122,174	14,474,169
Canadian Pacific Railway Ltd.	216,886	16,168,343
Constellation Software, Inc.	9,521	13,766,890
Thomson Reuters Corp.	128,441	13,660,085
Waste Connections, Inc. (Canada)	87,088	11,494,325
TOTAL CANADA		69,563,812
Denmark - 4.3%
DSV A/S	101,679	13,765,390
Novo Nordisk A/S Series B	173,177	18,829,754
TOTAL DENMARK		32,595,144
France - 15.0%
Capgemini SA	77,900	12,767,097
Dassault Systemes SA	382,298	12,814,162
Hermes International SCA	12,029	15,578,778
Kering SA	26,820	12,282,523
L'Oreal SA	52,412	16,457,598
LVMH Moet Hennessy Louis Vuitton SE	32,863	20,736,385
Sartorius Stedim Biotech	37,377	11,864,428
Teleperformance	44,197	11,849,756
TOTAL FRANCE		114,350,727
Germany - 1.5%
Nemetschek SE	240,100	11,474,804
India - 3.7%
HDFC Bank Ltd. (a)	803,714	14,585,728
Infosys Ltd. sponsored ADR	715,600	13,403,188
TOTAL INDIA		27,988,916
Ireland - 4.9%
Accenture PLC Class A	44,240	12,559,736
Kingspan Group PLC (Ireland)	231,105	11,670,704
Linde PLC	44,268	13,163,090
TOTAL IRELAND		37,393,530
Japan - 6.9%
Hoya Corp.	140,363	13,097,526
Keyence Corp.	43,398	16,437,509
Recruit Holdings Co. Ltd.	371,100	11,419,181
Tokyo Electron Ltd.	43,612	11,474,170
TOTAL JAPAN		52,428,386
Luxembourg - 1.5%
Eurofins Scientific SA	181,403	11,613,209
Netherlands - 7.7%
ASM International NV (Netherlands)	49,271	10,945,976
ASML Holding NV (Netherlands)	41,759	19,588,611
Ferrari NV (Italy)	72,356	14,265,411
Wolters Kluwer NV	132,859	14,121,090
TOTAL NETHERLANDS		58,921,088
Sweden - 3.6%
Atlas Copco AB (A Shares) (b)	1,387,145	14,805,351
Hexagon AB (B Shares)	1,275,609	12,610,538
TOTAL SWEDEN		27,415,889
Switzerland - 10.2%
Compagnie Financiere Richemont SA Series A	139,360	13,620,148
Givaudan SA	4,148	12,385,799
Nestle SA (Reg. S)	211,770	23,053,026
Partners Group Holding AG	15,498	13,920,109
Sika AG	65,698	14,813,311
TOTAL SWITZERLAND		77,792,393
Taiwan - 2.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,702,640	20,449,503
United Kingdom - 13.0%
AstraZeneca PLC (United Kingdom)	159,900	18,761,417
Compass Group PLC	625,033	13,164,337
Diageo PLC	362,783	14,929,433
Halma PLC	502,200	12,180,771
London Stock Exchange Group PLC	151,400	13,123,662
RELX PLC (London Stock Exchange)	500,484	13,443,248
Rentokil Initial PLC	2,182,633	13,619,871
TOTAL UNITED KINGDOM		99,222,739
United States of America - 14.6%
Danaher Corp.	48,772	12,274,449
Marsh & McLennan Companies, Inc.	83,878	13,545,458
Moody's Corp.	48,047	12,726,209
NICE Ltd. sponsored ADR (a)(b)	66,703	12,666,233
NVIDIA Corp.	88,950	12,005,582
S&P Global, Inc.	38,386	12,331,503
Thermo Fisher Scientific, Inc.	24,180	12,427,795
Visa, Inc. Class A	58,540	12,127,146
Zoetis, Inc. Class A	78,362	11,815,422
TOTAL UNITED STATES OF AMERICA		111,919,797
TOTAL COMMON STOCKS (Cost $716,171,863)		753,129,937

Money Market Funds - 3.0%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (c)	9,864,119	9,866,092
Fidelity Securities Lending Cash Central Fund 3.10% (c)(d)	13,241,943	13,243,268
TOTAL MONEY MARKET FUNDS (Cost $23,109,360)		23,109,360

TOTAL INVESTMENT IN SECURITIES - 101.7% (Cost $739,281,223)	776,239,297
NET OTHER ASSETS (LIABILITIES) - (1.7)%	(13,121,565)
NET ASSETS - 100.0%	763,117,732

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	17,246,777	424,938,808	432,319,493	90,278	-	-	9,866,092	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	-	182,101,238	168,857,970	35,581	-	-	13,243,268	0.0%
Total	17,246,777	607,040,046	601,177,463	125,859	-	-	23,109,360

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Consumer Discretionary	89,647,582	29,844,189	59,803,393	-
Consumer Staples	54,440,057	-	54,440,057	-
Financials	80,232,669	52,523,279	27,709,390	-
Health Care	110,684,000	73,092,829	37,591,171	-
Industrials	160,491,513	107,203,862	53,287,651	-
Information Technology	217,271,916	127,567,835	89,704,081	-
Materials	40,362,200	25,548,889	14,813,311	-

Money Market Funds	23,109,360	23,109,360	-	-
Total Investments in Securities:	776,239,297	438,890,243	337,349,054	-
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $12,807,383) - See accompanying schedule:
Unaffiliated issuers (cost $716,171,863)	$753,129,937
Fidelity Central Funds (cost $23,109,360)	23,109,360

Total Investment in Securities (cost $739,281,223)		$776,239,297
Foreign currency held at value (cost $132,164)		131,123
Receivable for investments sold		38,195
Receivable for fund shares sold		731,332
Dividends receivable		557,320
Reclaims receivable		1,069,450
Distributions receivable from Fidelity Central Funds		24,249
Other receivables		162,754
Total assets		778,953,720
Liabilities
Payable for investments purchased	$1,664,353
Payable for fund shares redeemed	313,757
Accrued management fee	403,596
Other payables and accrued expenses	211,014
Collateral on securities loaned	13,243,268
Total Liabilities		15,835,988
Net Assets		$763,117,732
Net Assets consist of:
Paid in capital		$797,073,028
Total accumulated earnings (loss)		(33,955,296)
Net Assets		$763,117,732
Net Asset Value , offering price and redemption price per share ($763,117,732 ÷ 67,580,795 shares)		$11.29

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$9,998,380
Foreign Tax Reclaims		541,027
Income from Fidelity Central Funds (including $35,581 from security lending)		125,859
Income before foreign taxes withheld		10,665,266
Less foreign taxes withheld		(1,583,988)
Total Income		9,081,278
Expenses
Management fee	$5,421,271
Independent trustees' fees and expenses	2,888
Interest	8,271
Total expenses before reductions	5,432,430
Expense reductions	(41)
Total expenses after reductions		5,432,389
Net Investment income (loss)		3,648,889
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $399,427)	(72,379,946)
Foreign currency transactions	4,973
Total net realized gain (loss)		(72,374,973)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $825,626)	(233,694,303)
Assets and liabilities in foreign currencies	(143,941)
Total change in net unrealized appreciation (depreciation)		(233,838,244)
Net gain (loss)		(306,213,217)
Net increase (decrease) in net assets resulting from operations		$(302,564,328)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,648,889	$2,730,324
Net realized gain (loss)	(72,374,973)	87,802,527
Change in net unrealized appreciation (depreciation)	(233,838,244)	124,225,329
Net increase (decrease) in net assets resulting from operations	(302,564,328)	214,758,180
Distributions to shareholders	(75,709,685)	(3,677,736)
Share transactions
Proceeds from sales of shares	376,598,093	357,797,473
Reinvestment of distributions	75,709,685	3,677,736
Cost of shares redeemed	(234,149,001)	(410,282,639)
Net increase (decrease) in net assets resulting from share transactions	218,158,777	(48,807,430)
Total increase (decrease) in net assets	(160,115,236)	162,273,014

Net Assets
Beginning of period	923,232,968	760,959,954
End of period	$763,117,732	$923,232,968

Other Information
Shares
Sold	28,863,775	22,114,523
Issued in reinvestment of distributions	4,794,787	240,061
Redeemed	(17,893,097)	(24,934,580)
Net increase (decrease)	15,765,465	(2,579,996)

Financial Highlights
Fidelity® International Capital Appreciation K6 Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$17.82	$13.99	$12.40	$10.17	$11.01
Income from Investment Operations
Net investment income (loss) A,B	.06	.05	.08	.13 C	.11
Net realized and unrealized gain (loss)	(5.14)	3.85	1.62	2.18	(.92)
Total from investment operations	(5.08)	3.90	1.70	2.31	(.81)
Distributions from net investment income	(.04)	(.07)	(.11)	(.08)	(.02)
Distributions from net realized gain	(1.41)	-	-	-	(.01)
Total distributions	(1.45)	(.07)	(.11)	(.08)	(.03)
Net asset value, end of period	$11.29	$17.82	$13.99	$12.40	$10.17
Total Return D	(30.83)%	27.93%	13.82%	22.90%	(7.36)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.65%	.65%	.65%	.65%	.65%
Expenses net of fee waivers, if any	.65%	.65%	.65%	.65%	.65%
Expenses net of all reductions	.65%	.65%	.61%	.63%	.58%
Net investment income (loss)	.44%	.29%	.62%	1.16% C	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$763,118	$923,233	$760,960	$524,353	$360,963
Portfolio turnover rate G	119% H	149%	138%	144% H	158% H

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .75%.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity International Capital Appreciation K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, certain foreign taxes, capital loss carryforwards, and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$90,873,223
Gross unrealized depreciation	(66,385,280)
Net unrealized appreciation (depreciation)	$24,487,943
Tax Cost	$751,751,354

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,186,271
Capital loss carryforward	$(61,308,944)
Net unrealized appreciation (depreciation) on securities and other investments	$24,370,770

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(61,308,944)
Total capital loss carryforward	$(61,308,944)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$25,306,280	$3,677,736
Long-term Capital Gains	50,403,405	-
Total	$75,709,685	$3,677,736

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Capital Appreciation K6 Fund	1,034,841,338	977,446,813

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity International Capital Appreciation K6 Fund	6,790,346	84,381,011

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .65% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity International Capital Appreciation K6 Fund	$2,228

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Capital Appreciation K6 Fund	Borrower	$9,663,400	1.48%	$7,960

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity International Capital Appreciation K6 Fund	85,170,790	57,076,628	(4,511,009)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity International Capital Appreciation K6 Fund	$3,862	$-	$-

8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Capital Appreciation K6 Fund	$3,064,000.73%		$311

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $41.

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Capital Appreciation K6 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity International Capital Appreciation K6 Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 15, 2022
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity® International Capital Appreciation K6 Fund	.65%
Actual		$ 1,000	$ 870.50	$ 3.06
Hypothetical- B		$ 1,000	$ 1,021.93	$ 3.31

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund designates 99.87% of the short-term capital gain dividends distributed in December 2021 as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates 1% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 30% of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.1795 and $.0238 for the dividend paid December 6, 2021.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Capital Appreciation K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the fund compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity International Capital Appreciation K6 Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity International Capital Appreciation K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.9883991.105
IVFK6-ANN-1222
Fidelity® Diversified International K6 Fund

Annual Report
October 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Life of Fund A
Fidelity® Diversified International K6 Fund	-28.81%	1.41%	2.48%

A     From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Diversified International K6 Fund, on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

16,500
16,000
15,000
14,000
13,000
12,000
11,000
10,000
$8,900
2017
2018
2019
2020
2021
2022
Period Ending Values
$11,423 Fidelity® Diversified International K6 Fund
$10,740 MSCI EAFE Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).
Comments from Portfolio Manager Bill Bower:
For the fiscal year ending October 31, 2022, the fund returned -28.81%, trailing the -22.84% result of the benchmark MSCI EAFE Index (Net MA). By region, stock picks in Europe ex U.K. and Japan hindered the fund's performance versus the benchmark. By sector, security selection in health care notably detracted, as did choices in communication services and industrials, and an overweighting in information technology. Not owning Shell, a benchmark component that gained roughly 25%, was one of the biggest individual relative detractors. Also hampering performance was our overweighting in Schibsted, which returned about -69%. Schibsted was not held at period end. Avoiding TotalEnergies, a benchmark component that gained roughly 15%, also hurt relative performance. In contrast, non-benchmark allocations to the U.S. and Canada contributed meaningfully to the fund's relative result. By sector, the top contributor to performance versus the benchmark was an underweighting in consumer discretionary. Stock picks and an overweighting in energy and an underweighting in real estate also helped. Lastly, the fund's position in cash was a notable contributor. Canadian National Resources, the fund's top individual contributor, increased about 49% this period. This was among the fund's largest holdings. Our second-largest contributor was Schlumberger, which gained roughly 64% the past year. Both of these individual stock contributors were non-benchmark positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	3.3
Nestle SA (Reg. S) (Switzerland, Food Products)	3.1
ASML Holding NV (Netherlands, Semiconductors & Semiconductor Equipment)	2.6
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.3
Hoya Corp. (Japan, Health Care Equipment & Supplies)	2.0
Canadian Natural Resources Ltd. (Canada, Oil, Gas & Consumable Fuels)	1.8
AIA Group Ltd. (Hong Kong, Insurance)	1.7
RELX PLC (Euronext N.V.) (United Kingdom, Professional Services)	1.6
Linde PLC (Germany, Chemicals)	1.6
HDFC Bank Ltd. (India, Banks)	1.3
21.3

Market Sectors (% of Fund's net assets)

Industrials	19.9
Financials	19.4
Information Technology	14.7
Health Care	13.3
Consumer Discretionary	7.9
Consumer Staples	6.6
Materials	6.0
Energy	5.6
Communication Services	1.1
Real Estate	0.6

Asset Allocation (% of Fund's net assets)

Foreign investments - 89.8%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 94.6%
	Shares	Value ($)
Australia - 0.5%
Aristocrat Leisure Ltd.	381,471	9,045,374
Lynas Rare Earths Ltd. (a)	1,550,524	8,261,633
TOTAL AUSTRALIA		17,307,007
Bailiwick of Jersey - 2.8%
Experian PLC	520,283	16,589,367
Ferguson PLC	276,142	30,116,234
Glencore PLC	5,885,795	33,743,697
WPP PLC	1,832,723	16,128,239
TOTAL BAILIWICK OF JERSEY		96,577,537
Belgium - 0.9%
KBC Group NV	643,702	32,259,614
Bermuda - 0.5%
Hiscox Ltd.	1,659,508	17,112,889
Canada - 6.7%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	204,369	9,150,739
Canadian Natural Resources Ltd.	1,032,664	61,936,342
Canadian Pacific Railway Ltd.	151,284	11,269,145
Constellation Software, Inc.	21,109	30,522,559
Fairfax India Holdings Corp. (a)(b)	596,680	5,584,925
First Quantum Minerals Ltd.	888,252	15,667,556
Franco-Nevada Corp.	160,153	19,788,274
GFL Environmental, Inc. (c)	505,037	13,630,949
Imperial Oil Ltd.	292,266	15,898,876
Thomson Reuters Corp.	138,212	14,699,260
Tourmaline Oil Corp.	627,242	35,341,209
TOTAL CANADA		233,489,834
Cayman Islands - 0.9%
Anta Sports Products Ltd.	1,225,722	10,774,343
GlobalFoundries, Inc.	203,764	11,553,419
Li Ning Co. Ltd.	1,826,889	9,449,045
TOTAL CAYMAN ISLANDS		31,776,807
China - 0.3%
Kweichow Moutai Co. Ltd. (A Shares)	62,031	11,413,481
Curacao - 1.2%
Schlumberger Ltd.	774,757	40,310,607
Cyprus - 0.0%
Sunrisemezz Ltd. (a)	275,648	22,310
Denmark - 1.6%
Carlsberg A/S Series B	30,015	3,534,137
DSV A/S	261,619	35,418,205
Novo Nordisk A/S Series B	167,566	18,219,662
TOTAL DENMARK		57,172,004
France - 9.7%
Air Liquide SA	56,864	7,438,594
AXA SA	714,117	17,635,053
BNP Paribas SA	808,343	37,906,373
Capgemini SA	266,368	43,655,278
Dassault Systemes SA	304,422	10,203,853
Edenred SA	149,620	7,682,908
EssilorLuxottica SA	206,340	32,697,851
Legrand SA	286,413	21,826,018
LVMH Moet Hennessy Louis Vuitton SE	127,036	80,159,067
Pernod Ricard SA	222,137	39,009,929
Sartorius Stedim Biotech	33,933	10,771,213
Teleperformance	109,317	29,309,224
TOTAL FRANCE		338,295,361
Germany - 7.3%
Allianz SE	220,557	39,679,200
Bayer AG	253,076	13,307,008
Brenntag SE	153,320	9,302,899
Deutsche Borse AG	182,150	29,621,191
Deutsche Post AG	765,208	27,049,971
Hannover Reuck SE	127,814	20,816,248
Linde PLC	189,371	56,639,704
Merck KGaA	153,610	25,033,076
SAP SE	43,446	4,181,803
Siemens Healthineers AG (b)	359,360	16,463,209
Symrise AG	109,224	11,148,773
Synlab AG	148,166	1,907,918
TOTAL GERMANY		255,151,000
Greece - 0.1%
Piraeus Financial Holdings SA (a)	1,929,538	2,379,769
Hong Kong - 2.3%
AIA Group Ltd.	7,604,278	57,600,840
Chervon Holdings Ltd.	1,071,658	3,611,034
Hong Kong Exchanges and Clearing Ltd.	166,261	4,413,169
Techtronic Industries Co. Ltd.	1,460,738	13,831,390
TOTAL HONG KONG		79,456,433
India - 4.0%
Axis Bank Ltd.	1,447,673	15,844,307
HDFC Bank Ltd. (a)	2,549,994	46,277,058
Housing Development Finance Corp. Ltd.	1,030,263	30,738,627
Kotak Mahindra Bank Ltd.	550,670	12,652,172
Reliance Industries Ltd.	1,114,281	34,319,532
TOTAL INDIA		139,831,696
Indonesia - 1.0%
PT Bank Central Asia Tbk	30,722,709	17,333,537
PT Bank Rakyat Indonesia (Persero) Tbk	59,358,863	17,696,343
TOTAL INDONESIA		35,029,880
Ireland - 2.2%
Aon PLC	105,208	29,615,000
Flutter Entertainment PLC (a)	37,062	4,921,813
ICON PLC (a)	93,222	18,443,040
Kingspan Group PLC (Ireland)	298,633	15,080,840
Ryanair Holdings PLC sponsored ADR (a)	112,488	7,749,298
TOTAL IRELAND		75,809,991
Isle of Man - 0.2%
Entain PLC	580,521	8,398,155
Italy - 0.7%
FinecoBank SpA	1,416,619	19,095,642
Reply SpA	44,111	4,799,556
TOTAL ITALY		23,895,198
Japan - 15.7%
Daikin Industries Ltd.	105,789	15,845,836
FUJIFILM Holdings Corp.	544,786	24,983,327
Fujitsu Ltd.	64,925	7,470,175
Hitachi Ltd.	959,354	43,614,332
Hoya Corp.	731,289	68,237,902
Itochu Corp.	1,200,856	31,084,399
Keyence Corp.	102,494	38,820,822
Minebea Mitsumi, Inc.	1,840,077	27,274,150
Misumi Group, Inc.	709,637	15,176,339
Nomura Research Institute Ltd.	497,772	11,063,832
Olympus Corp.	787,052	16,620,218
ORIX Corp.	2,263,115	33,255,364
Persol Holdings Co. Ltd.	951,596	19,109,356
Recruit Holdings Co. Ltd.	352,339	10,841,883
Relo Group, Inc.	728,737	10,301,659
Seven & i Holdings Co. Ltd.	435,754	16,265,988
Shin-Etsu Chemical Co. Ltd.	351,425	36,523,585
SMC Corp.	69,617	27,944,422
Sony Group Corp.	591,577	39,892,794
Suzuki Motor Corp.	213,699	7,214,560
TIS, Inc.	882,024	23,816,042
Tokyo Electron Ltd.	83,513	21,971,988
TOTAL JAPAN		547,328,973
Korea (South) - 0.7%
Samsung Electronics Co. Ltd.	590,685	24,582,216
Luxembourg - 0.9%
B&M European Value Retail SA	4,852,132	17,950,835
Eurofins Scientific SA	230,889	14,781,245
TOTAL LUXEMBOURG		32,732,080
Netherlands - 7.1%
Adyen BV (a)(b)	8,044	11,483,610
Airbus Group NV	319,027	34,519,926
Argenx SE (a)	37,503	14,560,562
ASML Holding NV	190,808	90,141,515
IMCD NV	209,861	27,230,981
NXP Semiconductors NV	163,267	23,850,043
Wolters Kluwer NV	423,165	44,976,637
TOTAL NETHERLANDS		246,763,274
Spain - 1.6%
Amadeus IT Holding SA Class A (a)	73,652	3,841,342
Banco Santander SA (Spain) (c)	3,018,870	7,822,470
CaixaBank SA	4,185,349	13,878,806
Cellnex Telecom SA (b)	375,267	12,282,587
Industria de Diseno Textil SA (c)	860,314	19,503,710
TOTAL SPAIN		57,328,915
Sweden - 2.4%
Hexagon AB (B Shares)	2,325,175	22,986,439
Indutrade AB	1,459,428	25,557,041
Investor AB (B Shares)	1,733,406	28,315,501
Kry International AB (a)(d)(e)	663	116,070
Nibe Industrier AB (B Shares)	226,484	1,807,162
Nordnet AB	310,888	3,857,521
TOTAL SWEDEN		82,639,734
Switzerland - 8.5%
Julius Baer Group Ltd.	116,613	5,594,960
Lonza Group AG	10,576	5,444,358
Nestle SA (Reg. S)	993,224	108,121,175
Roche Holding AG (participation certificate)	351,463	116,614,785
Sika AG	113,019	25,483,053
Sonova Holding AG	83,962	19,847,012
Zurich Insurance Group Ltd.	33,511	14,281,516
TOTAL SWITZERLAND		295,386,859
Taiwan - 0.9%
ECLAT Textile Co. Ltd.	254,000	3,342,934
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	452,500	27,851,375
TOTAL TAIWAN		31,194,309
United Kingdom - 9.0%
AstraZeneca PLC (United Kingdom)	302,990	35,550,481
BAE Systems PLC	3,663,279	34,264,736
Beazley PLC	1,325,136	9,490,314
Big Yellow Group PLC	704,668	9,099,355
Compass Group PLC	1,246,366	26,250,744
Diageo PLC	988,119	40,663,583
Harbour Energy PLC	1,665,464	7,217,717
JD Sports Fashion PLC	7,904,582	8,832,911
Lloyds Banking Group PLC	37,983,748	18,242,377
Prudential PLC	1,085,073	10,079,971
RELX PLC (Euronext N.V.)	2,119,887	57,046,260
Rentokil Initial PLC	4,495,228	28,050,720
S4 Capital PLC (a)	2,239,222	4,511,870
Smith & Nephew PLC	836,685	9,887,035
Standard Chartered PLC (United Kingdom)	1,079,522	6,440,054
Starling Bank Ltd. Series D (a)(d)(e)	2,406,800	7,783,533
TOTAL UNITED KINGDOM		313,411,661
United States of America - 4.9%
Alphabet, Inc. Class C (a)	124,148	11,751,850
Booking Holdings, Inc. (a)	5,152	9,631,561
IQVIA Holdings, Inc. (a)	85,322	17,889,464
Kosmos Energy Ltd. (a)	256,889	1,667,210
Marsh & McLennan Companies, Inc.	191,055	30,853,472
Marvell Technology, Inc.	512,176	20,323,144
MasterCard, Inc. Class A	65,769	21,584,070
NICE Ltd. sponsored ADR (a)	127,667	24,242,687
ResMed, Inc.	24,867	5,562,499
S&P Global, Inc.	83,797	26,919,786
TOTAL UNITED STATES OF AMERICA		170,425,743
TOTAL COMMON STOCKS (Cost $3,184,932,366)		3,297,483,337

Preferred Stocks - 0.5%
	Shares	Value ($)
Convertible Preferred Stocks - 0.5%
Estonia - 0.1%
Bolt Technology OU Series E (d)(e)	21,668	2,647,125
United States of America - 0.4%
Wasabi Holdings, Inc.:
Series C (a)(d)(e)	743,562	8,588,141
Series D (d)(e)	304,085	4,257,190
		12,845,331
TOTAL CONVERTIBLE PREFERRED STOCKS		15,492,456
Nonconvertible Preferred Stocks - 0.0%
Sweden - 0.0%
Kry International AB Series E (a)(d)(e)	3,828	670,162
TOTAL PREFERRED STOCKS (Cost $19,777,817)		16,162,618

Money Market Funds - 5.9%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (f)	165,385,776	165,418,854
Fidelity Securities Lending Cash Central Fund 3.10% (f)(g)	39,186,948	39,190,867
TOTAL MONEY MARKET FUNDS (Cost $204,609,098)		204,609,721

TOTAL INVESTMENT IN SECURITIES - 101.0% (Cost $3,409,319,281)	3,518,255,676
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(34,838,428)
NET ASSETS - 100.0%	3,483,417,248

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $45,814,331 or 1.3% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $24,062,221 or 0.7% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Bolt Technology OU Series E	1/03/22	5,629,271

Kry International AB	5/14/21	287,945

Kry International AB Series E	5/14/21	1,750,058

Starling Bank Ltd. Series D	6/18/21 - 4/05/22	4,642,638

Wasabi Holdings, Inc. Series C	3/31/21	8,078,504

Wasabi Holdings, Inc. Series D	9/09/22	4,319,984

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	161,131,920	854,189,824	849,902,891	1,563,976	-	1	165,418,854	0.3%
Fidelity Securities Lending Cash Central Fund 3.10%	33,872,696	485,775,260	480,457,089	282,508	-	-	39,190,867	0.1%
Total	195,004,616	1,339,965,084	1,330,359,980	1,846,484	-	1	204,609,721

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	44,674,546	16,263,720	28,410,826	-
Consumer Discretionary	271,824,211	104,278,120	154,700,760	12,845,331
Consumer Staples	228,159,032	59,574,149	168,584,883	-
Energy	196,691,493	196,691,493	-	-
Financials	671,099,912	335,846,251	327,470,128	7,783,533
Health Care	461,838,538	206,758,362	255,080,176	-
Industrials	690,216,980	450,149,812	240,067,168	-
Information Technology	515,045,360	385,817,515	125,794,488	3,433,357
Materials	214,694,869	100,357,167	114,337,702	-
Real Estate	19,401,014	19,401,014	-	-

Money Market Funds	204,609,721	204,609,721	-	-
Total Investments in Securities:	3,518,255,676	2,079,747,324	1,414,446,131	24,062,221
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $36,129,479) - See accompanying schedule:
Unaffiliated issuers (cost $3,204,710,183)	$3,313,645,955
Fidelity Central Funds (cost $204,609,098)	204,609,721

Total Investment in Securities (cost $3,409,319,281)		$3,518,255,676
Foreign currency held at value (cost $1,852)		1,836
Receivable for investments sold		5,843,958
Receivable for fund shares sold		1,407,784
Dividends receivable		6,003,446
Reclaims receivable		8,299,488
Distributions receivable from Fidelity Central Funds		421,387
Total assets		3,540,233,575
Liabilities
Payable to custodian bank	$6,499
Payable for investments purchased	11,239,789
Payable for fund shares redeemed	1,690,139
Accrued management fee	1,697,347
Deferred taxes	2,991,686
Collateral on securities loaned	39,190,867
Total Liabilities		56,816,327
Net Assets		$3,483,417,248
Net Assets consist of:
Paid in capital		$3,632,335,116
Total accumulated earnings (loss)		(148,917,868)
Net Assets		$3,483,417,248
Net Asset Value , offering price and redemption price per share ($3,483,417,248 ÷ 319,950,339 shares)		$10.89

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$75,740,285
Foreign Tax Reclaims		4,625,557
Income from Fidelity Central Funds (including $282,508 from security lending)		1,846,484
Income before foreign taxes withheld		82,212,326
Less foreign taxes withheld		(12,981,506)
Total Income		69,230,820
Expenses
Management fee	$22,994,046
Independent trustees' fees and expenses	13,056
Total expenses before reductions	23,007,102
Expense reductions	(210)
Total expenses after reductions		23,006,892
Net Investment income (loss)		46,223,928
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $2,339,325)	(174,542,221)
Foreign currency transactions	(1,338,096)
Total net realized gain (loss)		(175,880,317)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $3,728,229)	(1,164,175,989)
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	(1,031,783)
Total change in net unrealized appreciation (depreciation)		(1,165,207,771)
Net gain (loss)		(1,341,088,088)
Net increase (decrease) in net assets resulting from operations		$(1,294,864,160)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$46,223,928	$26,974,857
Net realized gain (loss)	(175,880,317)	291,669,537
Change in net unrealized appreciation (depreciation)	(1,165,207,771)	602,926,094
Net increase (decrease) in net assets resulting from operations	(1,294,864,160)	921,570,488
Distributions to shareholders	(40,087,762)	(22,064,152)
Share transactions
Proceeds from sales of shares	1,845,177,962	1,357,060,441
Reinvestment of distributions	40,087,762	22,064,152
Cost of shares redeemed	(1,028,832,082)	(1,418,989,092)
Net increase (decrease) in net assets resulting from share transactions	856,433,642	(39,864,499)
Total increase (decrease) in net assets	(478,518,280)	859,641,837

Net Assets
Beginning of period	3,961,935,528	3,102,293,691
End of period	$3,483,417,248	$3,961,935,528

Other Information
Shares
Sold	141,560,986	93,633,650
Issued in reinvestment of distributions	2,683,250	1,661,457
Redeemed	(80,800,526)	(98,214,817)
Net increase (decrease)	63,443,710	(2,919,710)

Financial Highlights
Fidelity® Diversified International K6 Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$15.45	$11.96	$11.08	$9.69	$10.65
Income from Investment Operations
Net investment income (loss) A,B	.15	.10	.08	.16	.18
Net realized and unrealized gain (loss)	(4.56)	3.47	.98	1.36	(1.12)
Total from investment operations	(4.41)	3.57	1.06	1.52	(.94)
Distributions from net investment income	(.15)	(.08)	(.15)	(.13)	(.02)
Distributions from net realized gain	-	-	(.03)	-	(.01)
Total distributions	(.15)	(.08)	(.18)	(.13)	(.02) C
Net asset value, end of period	$10.89	$15.45	$11.96	$11.08	$9.69
Total Return D	(28.81)%	30.00%	9.70%	15.89%	(8.83)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.60%	.60%	.60%	.60%	.60%
Expenses net of fee waivers, if any	.60%	.60%	.60%	.60%	.60%
Expenses net of all reductions	.60%	.60%	.59%	.59%	.58%
Net investment income (loss)	1.21%	.73%	.73%	1.59%	1.67%
Supplemental Data
Net assets, end of period (000 omitted)	$3,483,417	$3,961,936	$3,102,294	$2,977,388	$2,207,355
Portfolio turnover rate G	31% H	30% H	34%	48% H	48% H

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Diversified International K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, capital loss carryforwards, and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$478,822,033
Gross unrealized depreciation	(377,639,633)
Net unrealized appreciation (depreciation)	$101,182,400
Tax Cost	$3,417,073,276

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$30,481,749
Capital loss carryforward	$(276,639,443)
Net unrealized appreciation (depreciation) on securities and other investments	$100,231,513

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(264,515,026)
Long-term	(12,124,417)
Total capital loss carryforward	$ (276,639,443)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$ 40,087,762	$ 22,064,152

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Diversified International K6 Fund	1,103,017,967	1,112,866,182

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Diversified International K6 Fund	4,786,586	30,753,342	72,038,115

Unaffiliated Exchanges In-Kind.   Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Diversified International K6 Fund	75,623,497	961,127,384

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Diversified International K6 Fund	8,576,678	54,044,218	128,650,169

Prior Year Unaffiliated Exchanges In-Kind.   Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Diversified International K6 Fund	29,580,433	434,308,676

5. Fees and Other Transactions with Affiliates.
Management Fee.   Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Diversified International K6 Fund	$2,298

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Diversified International K6 Fund	32,637,153	44,363,138	(10,293,574)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Diversified International K6 Fund	1,043
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7.Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Diversified International K6 Fund	$30,688	$1	$-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $210.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Diversified International K6 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International K6 Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 15, 2022
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity® Diversified International K6 Fund	.60%
Actual		$ 1,000	$ 871.90	$ 2.83
Hypothetical- B		$ 1,000	$ 1,022.18	$ 3.06

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .
The fund designates 1% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.
The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be considered as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.1749 and $0.0249 for the dividend paid 12/06/2021.
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Diversified International K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

I nvestment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the fund compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, and three-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, and three-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Fidelity Diversified International K6 Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.   The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Diversified International K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.   The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.   In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.9883987.105
DIFK6-ANN-1222
Fidelity® Enduring Opportunities Fund

Annual Report
October 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Life of Fund A
Fidelity® Enduring Opportunities Fund	-32.65%	4.02%

A     From November 05, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Enduring Opportunities Fund, on November 05, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
$8,200
2020
2021
2022
Period Ending Values
$11,252 Fidelity® Enduring Opportunities Fund
$11,489 MSC ACWI (All Country World Index) Index

Management's Discussion of Fund Performance
Market Recap:
Global equities returned -19.69% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index). After gaining 18.90% in 2021, global stocks retreated to begin the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -20.91% year to date through October. For the full 12 months, emerging markets (-31%) lagged most, followed by Europe ex U.K. (-25%) and Japan (-24%). In contrast, the U.K. (-12%), Canada (-13%) and the U.S. (-17%) all outperformed. By sector, communication services (-39%) and consumer discretionary (-33%) fared worst, whereas energy (+30%) rode a surge in commodity prices and topped the market by a wide margin.
Comments from Co-Manager Michael Kim:
For the fiscal year ending October 31, 2022, the fund returned -32.65%, underperforming the -19.69% result of the benchmark MSCI ACWI (All Country World Index). Versus the benchmark, stock selection in the U.S. and Europe ex U.K. was the primary detractor, with our picks in information technology hurting most. Stock picking and an underweighting in the health care sector, especially within the pharmaceuticals, biotechnology & life sciences industry, also detracted. Further hampering performance was security selection in industrials. Not owning Apple, a sizable benchmark component that gained 3%, was the biggest individual relative detractor. Another notable relative detractor was an outsized stake in Carvana (-96%). Avoiding Exxon Mobil, a benchmark component that gained roughly 80%, also hurt relative performance. Conversely, an underweighting in emerging markets and an overweighting in Japan contributed most to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was an underweighting in information technology. Stock selection in utilities and an overweighting in industrials also lifted the fund's relative performance. Lastly, the fund's small position in cash contributed. Not owning Nvidia, a benchmark component that returned -47%, was the biggest individual relative contributor. Also boosting value were our overweight positions in energy names Hess (+72%) and Cheniere Energy (+74%). This period we reduced our position in Cheniere but maintained a good-sized stake.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	3.5
Amazon.com, Inc.	2.0
Alphabet, Inc. Class A	1.4
Tesla, Inc.	1.4
Alphabet, Inc. Class C	1.4
UnitedHealth Group, Inc.	1.3
JPMorgan Chase & Co.	1.1
The Home Depot, Inc.	1.0
Bank of America Corp.	0.9
Costco Wholesale Corp.	0.9
14.9

Market Sectors (% of Fund's net assets)

Information Technology	21.2
Consumer Discretionary	18.8
Industrials	13.8
Financials	11.3
Health Care	9.0
Communication Services	7.3
Consumer Staples	6.8
Real Estate	4.5
Materials	4.1
Energy	2.1
Utilities	1.2

Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (0.1)%*
Foreign investments - 38.6%
*Short-Term Investments and Net Other Assets (Liabilities) are not available in the pie chart.

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 99.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 0.2%
Elisa Corp. (A Shares)	443	21,413
Entertainment - 1.6%
Netflix, Inc. (a)	256	74,721
Sea Ltd. ADR (a)	288	14,308
The Walt Disney Co. (a)	608	64,776
Universal Music Group NV	1,045	20,519
		174,324
Interactive Media & Services - 4.7%
Adevinta ASA Class B (a)	2,741	18,772
Alphabet, Inc.:
Class A (a)	1,635	154,524
Class C (a)	1,603	151,740
Hemnet Group AB	1,213	15,073
Kakao Corp.	398	14,137
Match Group, Inc. (a)	623	26,914
Meta Platforms, Inc. Class A (a)	671	62,510
NAVER Corp.	101	11,994
Rightmove PLC	2,316	13,042
Tencent Holdings Ltd.	1,684	44,250
Yandex NV Series A (a)(b)	472	1,619
Z Holdings Corp.	5,179	13,366
		527,941
Media - 0.8%
Cable One, Inc.	21	18,048
Liberty Media Corp. Liberty Media Class A (a)	717	37,298
S4 Capital PLC (a)	11,815	23,806
Schibsted ASA (A Shares)	957	14,738
		93,890
TOTAL COMMUNICATION SERVICES		817,568
CONSUMER DISCRETIONARY - 18.8%
Auto Components - 0.6%
Aptiv PLC (a)	367	33,423
DENSO Corp.	537	26,644
		60,067
Automobiles - 2.4%
Ferrari NV (Italy)	151	29,771
Maruti Suzuki India Ltd.	299	34,414
Tesla, Inc. (a)	668	151,997
Toyota Motor Corp.	3,892	54,000
		270,182
Hotels, Restaurants & Leisure - 3.6%
Chipotle Mexican Grill, Inc. (a)	32	47,947
Churchill Downs, Inc.	222	46,156
Compass Group PLC	1,236	26,032
Domino's Pizza, Inc.	103	34,221
Evolution AB (c)	184	17,164
Hilton Worldwide Holdings, Inc.	397	53,698
Jubilant Foodworks Ltd.	2,564	18,892
Oriental Land Co. Ltd.	202	27,102
Restaurant Brands Asia Ltd. (a)	12,252	17,998
Vail Resorts, Inc.	141	30,897
Wingstop, Inc.	270	42,765
Yum! Brands, Inc.	356	42,097
		404,969
Household Durables - 0.6%
Berkeley Group Holdings PLC	397	15,803
Maytronics Ltd.	1,154	12,456
NVR, Inc. (a)	10	42,378
		70,637
Internet & Direct Marketing Retail - 3.3%
Amazon.com, Inc. (a)	2,239	229,363
Doordash, Inc. (a)	544	23,680
Meituan Class B (a)(c)	1,961	31,397
MercadoLibre, Inc. (a)	29	26,147
Prosus NV	295	12,763
Wayfair LLC Class A (a)	605	22,942
Zomato Ltd. (a)	32,462	24,745
		371,037
Leisure Products - 0.4%
Roland Corp.	647	18,406
SHIMANO, Inc.	129	19,962
		38,368
Multiline Retail - 0.9%
B&M European Value Retail SA	4,042	14,954
Dollarama, Inc.	393	23,352
Next PLC	328	18,540
Target Corp.	268	44,019
		100,865
Specialty Retail - 4.6%
Carvana Co. Class A (a)	893	12,082
Fast Retailing Co. Ltd.	49	27,348
Five Below, Inc. (a)	243	35,563
Floor & Decor Holdings, Inc. Class A (a)	460	33,750
JD Sports Fashion PLC	10,731	11,991
Lowe's Companies, Inc.	354	69,012
National Vision Holdings, Inc. (a)	773	28,632
Nitori Holdings Co. Ltd.	184	16,674
The Home Depot, Inc.	381	112,826
TJX Companies, Inc.	702	50,614
Ulta Beauty, Inc. (a)	114	47,808
Warby Parker, Inc. (a)	2,721	43,672
WH Smith PLC (a)	1,154	15,577
Workman Co. Ltd.	350	11,981
		517,530
Textiles, Apparel & Luxury Goods - 2.4%
adidas AG	108	10,542
Hermes International SCA	25	32,378
lululemon athletica, Inc. (a)	192	63,176
LVMH Moet Hennessy Louis Vuitton SE	94	59,314
Moncler SpA	590	25,474
NIKE, Inc. Class B	557	51,623
PVH Corp.	349	17,911
Shenzhou International Group Holdings Ltd.	1,715	11,907
		272,325
TOTAL CONSUMER DISCRETIONARY		2,105,980
CONSUMER STAPLES - 6.8%
Beverages - 1.5%
Ambev SA	10,110	31,315
China Resources Beer Holdings Co. Ltd.	3,609	17,011
Davide Campari Milano NV	2,686	24,139
Kweichow Moutai Co. Ltd. (A Shares)	115	21,160
Monster Beverage Corp. (a)	458	42,924
Pernod Ricard SA	178	31,259
		167,808
Food & Staples Retailing - 3.6%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	809	36,223
Avenue Supermarts Ltd. (a)(c)	498	25,994
Casey's General Stores, Inc.	191	44,448
Clicks Group Ltd.	1,652	27,992
Cosmos Pharmaceutical Corp.	150	14,526
Costco Wholesale Corp.	190	95,285
Ocado Group PLC (a)	1,951	10,577
Wal-Mart de Mexico SA de CV Series V	9,745	37,641
Walmart, Inc.	665	94,649
Welcia Holdings Co. Ltd.	782	16,356
		403,691
Food Products - 0.8%
Barry Callebaut AG	12	22,697
Freshpet, Inc. (a)	503	29,652
McCormick & Co., Inc. (non-vtg.)	426	33,501
		85,850
Household Products - 0.2%
Unicharm Corp.	693	21,061
Personal Products - 0.7%
Hindustan Unilever Ltd.	924	28,471
L'Oreal SA	113	35,482
Shiseido Co. Ltd.	471	16,329
		80,282
TOTAL CONSUMER STAPLES		758,692
ENERGY - 2.1%
Oil, Gas & Consumable Fuels - 2.1%
Cheniere Energy, Inc.	307	54,158
Hess Corp.	510	71,951
Parkland Corp.	761	15,384
PrairieSky Royalty Ltd.	3,064	47,590
Reliance Industries Ltd.	1,450	44,660
		233,743
FINANCIALS - 11.3%
Banks - 3.9%
Bank of America Corp.	2,719	97,993
Credicorp Ltd. (United States)	270	39,517
FinecoBank SpA	1,536	20,705
First Republic Bank	271	32,547
JPMorgan Chase & Co.	1,013	127,516
KBC Group NV	431	21,600
PNC Financial Services Group, Inc.	293	47,416
PT Bank Central Asia Tbk	55,143	31,111
SVB Financial Group (a)	96	22,172
		440,577
Capital Markets - 4.5%
Avanza Bank Holding AB	742	14,818
Banca Generali SpA	585	17,494
Bolsa Mexicana de Valores S.A.B. de CV	13,232	24,096
Brookfield Asset Management, Inc. (Canada) Class A	823	32,591
Charles Schwab Corp.	916	72,978
CME Group, Inc.	243	42,112
Houlihan Lokey	442	39,479
HUB24 Ltd.	1,140	18,478
Moody's Corp.	141	37,347
Morningstar, Inc.	159	36,917
MSCI, Inc.	97	45,479
Netwealth Group Ltd.	1,886	14,670
Partners Group Holding AG	19	17,066
S&P Global, Inc.	175	56,219
St. James's Place PLC	1,319	16,110
VZ Holding AG	239	16,469
		502,323
Consumer Finance - 0.3%
Bajaj Finance Ltd.	341	29,429
Diversified Financial Services - 0.2%
Zenkoku Hosho Co. Ltd.	657	21,695
Insurance - 2.4%
Arthur J. Gallagher & Co.	321	60,053
Assurant, Inc.	249	33,829
Chubb Ltd.	397	85,311
Hannover Reuck SE	148	24,104
Lifenet Insurance Co. (a)	3,090	20,656
Linea Directa Aseguradora SA Compania de Seguros y Reaseguros	11,333	10,623
Qualitas Controladora S.A.B. de CV	5,626	22,106
Steadfast Group Ltd.	5,820	18,837
		275,519
TOTAL FINANCIALS		1,269,543
HEALTH CARE - 8.8%
Biotechnology - 0.5%
Abcam PLC (a)	1,158	17,925
Repligen Corp. (a)	159	29,016
Zai Lab Ltd. (a)	4,853	11,178
		58,119
Health Care Equipment & Supplies - 3.7%
Align Technology, Inc. (a)	146	28,368
Boston Scientific Corp. (a)	1,214	52,336
Coloplast A/S Series B	165	18,393
Fisher & Paykel Healthcare Corp.	1,258	14,321
Hoya Corp.	287	26,780
IDEXX Laboratories, Inc. (a)	92	33,091
Inspire Medical Systems, Inc. (a)	177	34,506
Intuitive Surgical, Inc. (a)	197	48,555
Masimo Corp. (a)	285	37,506
ResMed, Inc.	195	43,620
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	486	21,658
Straumann Holding AG	192	18,273
The Cooper Companies, Inc.	117	31,987
		409,394
Health Care Providers & Services - 2.5%
Apollo Hospitals Enterprise Ltd.	437	23,848
Chemed Corp.	85	39,684
Humana, Inc.	118	65,853
UnitedHealth Group, Inc.	271	150,446
		279,831
Health Care Technology - 0.2%
Veeva Systems, Inc. Class A (a)	159	26,702
Life Sciences Tools & Services - 1.7%
10X Genomics, Inc. (a)	568	15,438
Danaher Corp.	268	67,448
Lonza Group AG	47	24,195
Maravai LifeSciences Holdings, Inc. (a)	1,081	17,945
Sartorius Stedim Biotech	66	20,950
West Pharmaceutical Services, Inc.	148	34,055
Wuxi Biologics (Cayman), Inc. (a)(c)	3,155	14,196
		194,227
Pharmaceuticals - 0.2%
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	3,959	21,793
TOTAL HEALTH CARE		990,066
INDUSTRIALS - 13.8%
Aerospace & Defense - 1.1%
HEICO Corp.	248	40,335
INVISIO AB	1,159	17,215
Northrop Grumman Corp.	130	71,371
		128,921
Air Freight & Logistics - 1.3%
C.H. Robinson Worldwide, Inc.	506	49,446
Deutsche Post AG	779	27,538
DSV A/S	145	19,630
Expeditors International of Washington, Inc.	381	37,281
ZTO Express, Inc. sponsored ADR	960	16,214
		150,109
Airlines - 0.1%
Ryanair Holdings PLC sponsored ADR (a)	221	15,225
Building Products - 0.6%
ASSA ABLOY AB (B Shares)	1,297	26,189
Belimo Holding AG (Reg.)	49	19,965
Kingspan Group PLC (Ireland)	315	15,907
		62,061
Commercial Services & Supplies - 1.5%
Casella Waste Systems, Inc. Class A (a)	525	42,950
Cintas Corp.	87	37,197
Copart, Inc. (a)	345	39,682
GFL Environmental, Inc.	625	16,869
Sunny Friend Environmental Technology Co. Ltd.	3,528	14,712
Waste Connections, Inc. (Canada)	135	17,818
		169,228
Construction & Engineering - 0.1%
Sweco AB (B Shares)	1,610	12,103
Electrical Equipment - 1.1%
AMETEK, Inc.	325	42,140
Eaton Corp. PLC	312	46,822
Generac Holdings, Inc. (a)	123	14,257
Nidec Corp.	346	19,024
		122,243
Industrial Conglomerates - 0.6%
Honeywell International, Inc.	327	66,715
Machinery - 2.8%
Atlas Copco AB (A Shares)	2,383	25,434
Fortive Corp.	645	41,216
Haitian International Holdings Ltd.	8,136	16,293
IDEX Corp.	200	44,462
Indutrade AB	942	16,496
Kone OYJ (B Shares)	371	15,191
Minebea Mitsumi, Inc.	935	13,859
Misumi Group, Inc.	855	18,285
Rational AG	22	12,414
Schindler Holding AG (participation certificate)	87	14,184
Shenzhen Inovance Technology Co. Ltd. (A Shares)	3,413	31,172
SMC Corp.	48	19,267
Spirax-Sarco Engineering PLC	136	16,766
Tocalo Co. Ltd.	1,606	12,853
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	4,467	12,998
		310,890
Professional Services - 3.1%
BayCurrent Consulting, Inc.	540	15,216
Centre Testing International Group Co. Ltd. (A Shares)	4,438	11,382
CoStar Group, Inc. (a)	599	49,549
Equifax, Inc.	215	36,451
Experian PLC	903	28,792
Funai Soken Holdings, Inc.	852	15,201
Headhunter Group PLC ADR (b)	622	1,693
Recruit Holdings Co. Ltd.	902	27,756
RELX PLC (London Stock Exchange)	1,384	37,175
Sporton International, Inc.	3,374	21,131
Thomson Reuters Corp.	252	26,801
TriNet Group, Inc. (a)	474	30,801
Verisk Analytics, Inc.	229	41,868
		343,816
Road & Rail - 0.9%
Localiza Rent a Car SA	2,219	30,303
Old Dominion Freight Lines, Inc.	177	48,604
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	7,033	21,948
		100,855
Trading Companies & Distributors - 0.6%
AddTech AB (B Shares)	1,555	18,816
Ashtead Group PLC	501	26,142
IMCD NV	158	20,502
		65,460
TOTAL INDUSTRIALS		1,547,626
INFORMATION TECHNOLOGY - 21.2%
Communications Equipment - 0.3%
Lumentum Holdings, Inc. (a)	468	34,843
Electronic Equipment & Components - 2.4%
Amphenol Corp. Class A	633	48,000
Azbil Corp.	666	18,117
CDW Corp.	257	44,412
Cognex Corp.	628	29,032
Keyence Corp.	87	32,952
Lagercrantz Group AB (B Shares)	2,284	19,600
Murata Manufacturing Co. Ltd.	476	22,534
Sunny Optical Technology Group Co. Ltd.	1,278	11,079
Teledyne Technologies, Inc. (a)	102	40,594
		266,320
IT Services - 3.6%
Adyen BV (a)(c)	13	18,559
Amadeus IT Holding SA Class A (a)	495	25,817
Capgemini SA	177	29,009
Cloudflare, Inc. (a)	417	23,485
Edenred SA	403	20,694
FDM Group Holdings PLC	1,642	11,882
GMO Internet, Inc.	1,007	17,411
Kainos Group PLC	981	13,916
Keywords Studios PLC	863	23,851
Maximus, Inc.	526	32,438
Nagarro SE (a)	139	13,847
Reply SpA	122	13,274
SHIFT, Inc. (a)	109	17,087
Shopify, Inc. Class A (a)	364	12,460
Softcat PLC	1,050	13,486
Toast, Inc. (a)	2,176	48,068
Twilio, Inc. Class A (a)	328	24,393
VeriSign, Inc. (a)	220	44,101
		403,778
Semiconductors & Semiconductor Equipment - 3.6%
ASM International NV (Netherlands)	88	19,550
ASML Holding NV (Netherlands)	124	58,167
BE Semiconductor Industries NV	276	14,107
Disco Corp.	105	25,209
eMemory Technology, Inc.	518	17,265
Entegris, Inc.	375	29,753
Monolithic Power Systems, Inc.	101	34,284
Silergy Corp.	930	10,784
Silicon Laboratories, Inc. (a)	339	38,958
Taiwan Semiconductor Manufacturing Co. Ltd.	7,001	84,085
Teradyne, Inc.	382	31,076
Tokyo Electron Ltd.	93	24,468
Universal Display Corp.	193	18,377
		406,083
Software - 11.3%
Adobe, Inc. (a)	171	54,464
ANSYS, Inc. (a)	137	30,299
Atlassian Corp. PLC (a)	76	15,407
ATOSS Software AG	139	16,951
Bill.Com Holdings, Inc. (a)	227	30,273
Black Knight, Inc. (a)	583	35,254
Cadence Design Systems, Inc. (a)	299	45,266
Ceridian HCM Holding, Inc. (a)	692	45,803
Confluent, Inc. (a)	1,110	29,837
Constellation Software, Inc.	17	24,581
Coupa Software, Inc. (a)	429	22,836
CyberArk Software Ltd. (a)	200	31,382
Dassault Systemes SA	788	26,413
Fortnox AB	3,520	14,985
HubSpot, Inc. (a)	111	32,918
Microsoft Corp.	1,681	390,210
Money Forward, Inc. (a)	614	17,508
Nemetschek SE	276	13,191
Netcompany Group A/S (a)(c)	353	12,116
Paycom Software, Inc. (a)	128	44,288
Procore Technologies, Inc. (a)	635	34,709
Roper Technologies, Inc.	101	41,869
Salesforce.com, Inc. (a)	350	56,907
SAP SE	391	37,635
ServiceNow, Inc. (a)	103	43,336
SimCorp A/S	205	12,244
Synopsys, Inc. (a)	169	49,441
Topicus.Com, Inc. (a)	266	13,804
Workday, Inc. Class A (a)	194	30,229
Xero Ltd. (a)	304	15,181
		1,269,337
TOTAL INFORMATION TECHNOLOGY		2,380,361
MATERIALS - 4.1%
Chemicals - 3.2%
Aica Kogyo Co. Ltd.	938	20,186
Air Products & Chemicals, Inc.	177	44,321
Asian Paints Ltd.	663	24,890
Ecolab, Inc.	245	38,482
Givaudan SA	8	23,888
Linde PLC	187	55,604
NOF Corp.	431	14,841
Quaker Houghton	173	28,137
Sherwin-Williams Co.	182	40,955
Shin-Etsu Chemical Co. Ltd.	225	23,384
Sika AG	129	29,086
Symrise AG	185	18,883
		362,657
Metals & Mining - 0.9%
First Quantum Minerals Ltd.	931	16,422
Freeport-McMoRan, Inc.	1,313	41,609
Lynas Rare Earths Ltd. (a)	4,253	22,661
Press Metal Bhd	19,537	17,975
		98,667
TOTAL MATERIALS		461,324
REAL ESTATE - 4.5%
Equity Real Estate Investment Trusts (REITs) - 3.6%
American Tower Corp.	218	45,167
ARGAN SA	181	13,576
Big Yellow Group PLC	1,115	14,398
Embassy Office Parks (REIT)	6,513	27,095
Equinix, Inc.	73	41,350
Equity Lifestyle Properties, Inc.	589	37,672
Extra Space Storage, Inc.	226	40,101
Irish Residential Properties REIT PLC	13,468	14,561
National Storage REIT unit	16,314	27,236
Prologis (REIT), Inc.	457	50,613
Safestore Holdings PLC	1,481	15,345
Segro PLC	1,591	14,323
Summit Industrial Income REIT	1,233	15,757
Sun Communities, Inc.	264	35,600
Warehouses de Pauw	525	13,479
		406,273
Real Estate Management & Development - 0.9%
Ayala Land, Inc.	36,338	16,078
CBRE Group, Inc. (a)	484	34,335
Colliers International Group, Inc.	176	16,518
Oberoi Realty Ltd.	2,789	31,153
		98,084
TOTAL REAL ESTATE		504,357
UTILITIES - 1.2%
Electric Utilities - 0.7%
NextEra Energy, Inc.	954	73,935
Gas Utilities - 0.2%
Nippon Gas Co. Ltd.	1,244	18,079
Water Utilities - 0.3%
American Water Works Co., Inc.	254	36,916
TOTAL UTILITIES		128,930
TOTAL COMMON STOCKS (Cost $11,405,807)		11,198,190

Nonconvertible Preferred Stocks - 0.2%
	Shares	Value ($)
HEALTH CARE - 0.2%
Life Sciences Tools & Services - 0.2%
Sartorius AG (non-vtg.) (Cost $13,707)	63	22,233

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $11,419,514)	11,220,423
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(12,241)
NET ASSETS - 100.0%	11,208,182

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $119,426 or 1.1% of net assets.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	97,273	3,000,909	3,098,182	1,442	-	-	-	0.0%
Total	97,273	3,000,909	3,098,182	1,442	-	-	-

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	817,568	724,772	91,177	1,619
Consumer Discretionary	2,105,980	1,832,344	273,636	-
Consumer Staples	758,692	691,572	67,120	-
Energy	233,743	233,743	-	-
Financials	1,269,543	1,247,943	21,600	-
Health Care	1,012,299	919,317	92,982	-
Industrials	1,547,626	1,319,567	226,366	1,693
Information Technology	2,380,361	2,053,674	326,687	-
Materials	461,324	389,971	71,353	-
Real Estate	504,357	488,279	16,078	-
Utilities	128,930	128,930	-	-
Total Investments in Securities:	11,220,423	10,030,112	1,186,999	3,312
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $11,419,514):		$11,220,423
Cash		3,882
Foreign currency held at value (cost $718)		713
Receivable for fund shares sold		4,782
Dividends receivable		10,175
Distributions receivable from Fidelity Central Funds		409
Prepaid expenses		22
Receivable from investment adviser for expense reductions		19,246
Total assets		11,259,652
Liabilities
Accrued management fee	$5,152
Transfer agent fee payable	2,975
Other affiliated payables	361
Deferred taxes	5,380
Audit fee payable	31,629
Other payables and accrued expenses	5,973
Total Liabilities		51,470
Net Assets		$11,208,182
Net Assets consist of:
Paid in capital		$12,448,653
Total accumulated earnings (loss)		(1,240,471)
Net Assets		$11,208,182
Net Asset Value , offering price and redemption price per share ($11,208,182 ÷ 1,024,481 shares)		$10.94

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$182,236
Income from Fidelity Central Funds		1,442
Income before foreign taxes withheld		183,678
Less foreign taxes withheld		(12,598)
Total Income		171,080
Expenses
Management fee
Basic fee	$100,620
Performance adjustment	5,247
Transfer agent fees	40,857
Accounting fees and expenses	6,248
Custodian fees and expenses	11,884
Independent trustees' fees and expenses	58
Registration fees	21,224
Audit	47,343
Legal	17
Miscellaneous	212
Total expenses before reductions	233,710
Expense reductions	(71,436)
Total expenses after reductions		162,274
Net Investment income (loss)		8,806
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $4,324)	(930,336)
Foreign currency transactions	(3,604)
Total net realized gain (loss)		(933,940)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $9,880)	(6,032,643)
Assets and liabilities in foreign currencies	(481)
Total change in net unrealized appreciation (depreciation)		(6,033,124)
Net gain (loss)		(6,967,064)
Net increase (decrease) in net assets resulting from operations		$(6,958,258)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,806	$(42,567)
Net realized gain (loss)	(933,940)	611,309
Change in net unrealized appreciation (depreciation)	(6,033,124)	4,480,723
Net increase (decrease) in net assets resulting from operations	(6,958,258)	5,049,465
Distributions to shareholders	(572,700)	-
Share transactions
Proceeds from sales of shares	3,817,785	11,858,773
Reinvestment of distributions	537,633	-
Cost of shares redeemed	(7,108,348)	(5,470,813)
Net increase (decrease) in net assets resulting from share transactions	(2,752,930)	6,387,960
Total increase (decrease) in net assets	(10,283,888)	11,437,425

Net Assets
Beginning of period	21,492,070	10,054,645
End of period	$11,208,182	$21,492,070

Other Information
Shares
Sold	278,587	815,088
Issued in reinvestment of distributions	33,571	-
Redeemed	(575,644)	(371,566)
Net increase (decrease)	(263,486)	443,522

Financial Highlights
Fidelity® Enduring Opportunities Fund

Years ended October 31,	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$16.69	$11.91	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.01	(.04)	(.01)
Net realized and unrealized gain (loss)	(5.32)	4.82	1.93
Total from investment operations	(5.31)	4.78	1.92
Distributions from net investment income	(.03)	-	- D
Distributions from net realized gain	(.41)	-	-
Tax return of capital	-	-	(.01)
Total distributions	(.44)	-	(.01)
Net asset value, end of period	$10.94	$16.69	$11.91
Total Return E,F	(32.65)%	40.13%	19.22%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.41%	1.70%	2.63% I
Expenses net of fee waivers, if any	.98%	1.08%	1.10% I
Expenses net of all reductions	.98%	1.08%	1.09% I
Net investment income (loss)	.05%	(.25)%	(.10)% I
Supplemental Data
Net assets, end of period (000 omitted)	$11,208	$21,492	$10,055
Portfolio turnover rate J	15%	23%	17% I

A For the period November 5, 2019 (commencement of operations) through October 31, 2020.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Amount represents less than $.005 per share.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Enduring Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.
Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.
A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:
Gross unrealized appreciation	$1,715,140
Gross unrealized depreciation	(1,958,641)
Net unrealized appreciation (depreciation)	$(243,501)
Tax Cost	$11,463,924

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(981,040)
Net unrealized appreciation (depreciation) on securities and other investments	$(243,907)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(440,776)
Long-term	(540,264)
Total capital loss carryforward	$(981,040)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$161,718	$-
Long-term Capital Gains	410,982	-
Total	$572,700	$-

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.
	Purchases ($)	Sales ($)
Fidelity Enduring Opportunities Fund	2,531,708	5,684,835
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease.   During January 2022 the Board approved a change in the individual fund fee rate from .45% to .35% effective February 1, 2022. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the MSCI ACWI (All Country World Index) Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .25% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:
% of Average Net Assets
Fidelity Enduring Opportunities Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:
Amount
Fidelity Enduring Opportunities Fund	$9

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.
	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Enduring Opportunities Fund	80,538	55,672	(7,489)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.
Amount
Fidelity Enduring Opportunities Fund	$29
7. Expense Reductions.
Effective February 1, 2022, the investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .95% of average net assets.   This reimbursement will remain in place through February 29, 2024. The expense limitation prior to February 1, 2022 was 1.05%. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $70,870.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $17.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $549.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Enduring Opportunities Fund.	19%
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Enduring Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Enduring Opportunities Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2022 and for the period November 5, 2019 (commencement of operations) through October 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the two years in the period ended October 31, 2022 and for the period November 5, 2019 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity® Enduring Opportunities Fund	.95%
Actual		$ 1,000	$ 881.50	$ 4.51
Hypothetical- B		$ 1,000	$ 1,020.42	$ 4.84

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund designates 100% of the short-term capital gain dividends distributed December 10, 2021 as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates 36% and 41% of the dividends distributed December 10, 2021, and December 28, 2021, respectively, as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 74% and 76% of the dividends distributed December 10, 2021, and December 28, 2021, respectively, as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 3% dividends distributed in December, during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Enduring Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that the fund had portfolio manager changes in July 2020 and November 2020. The Board will continue to monitor closely the fund's performance, taking into account the portfolio manager changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the fund, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Enduring Opportunities Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and was considered by the Board.

Fidelity Enduring Opportunities Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.95% through February 28, 2023.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.9896221.102
IDF-ANN-1222
Fidelity® Global Equity Income Fund

Annual Report
October 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Global Equity Income Fund	-11.45%	7.03%	9.06%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Global Equity Income Fund on October 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

30,000
27,500
25,000
22,500
20,000
17,500
15,000
12,500
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$23,809 Fidelity® Global Equity Income Fund
$22,381 MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance
Market Recap:
Global equities returned -19.69% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) Index. After gaining 18.90% in 2021, global stocks retreated to begin the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -20.91% year to date through October. For the full 12 months, emerging markets (-31%) lagged most, followed by Europe ex U.K. (-25%) and Japan (-24%). In contrast, the U.K. (-12%), Canada (-13%) and the U.S. (-17%) all outperformed. By sector, communication services (-39%) and consumer discretionary (-33%) fared worst, whereas energy (+30%) rode a surge in commodity prices and topped the market by a wide margin.
Comments from Portfolio Manager Ramona Persaud:
For the fiscal year, the fund returned -11.45%, outperforming the -19.69% result of the benchmark, the MSCI All Country World Index. By region, security selection in the U.S. and Canada contributed to the fund's performance versus the benchmark. By sector, security selection was the primary contributor, led by communication services. Security selection in information technology and health care also helped. Not owning Meta Platforms, a benchmark component that returned -71%, was the biggest individual relative contributor. Also lifting performance was our overweighting in Eli Lilly, which gained 46%. Eli Lilly was among the largest holdings at period end. Avoiding Amazon.com, a benchmark component that returned -39%, also helped relative performance. In contrast, stock picks in the U.K. and Japan detracted from the fund's relative result. By sector, the largest detractors versus the benchmark were stock selection and an overweighting in industrials. Stock selection and an underweighting in materials and an underweighting in financials also hurt the fund's relative result. Not owning Chevron, a benchmark component that gained approximately 64%, was the biggest individual relative detractor. Also hurting performance was our outsized stake in Sony, which returned -42%. Also hindering performance was our overweighting in Taiwan Semiconductor, which returned -42%. Taiwan Semiconductor was one of the fund's largest holdings this period. Notable changes in positioning include a lower allocation to the U.K. and Japan. By sector, meaningful changes in positioning include a higher allocation to energy and health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	5.0
Microsoft Corp. (United States of America, Software)	3.6
UnitedHealth Group, Inc. (United States of America, Health Care Providers & Services)	2.0
Exxon Mobil Corp. (United States of America, Oil, Gas & Consumable Fuels)	1.8
Eli Lilly & Co. (United States of America, Pharmaceuticals)	1.8
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.6
Bristol-Myers Squibb Co. (United States of America, Pharmaceuticals)	1.6
Bank of America Corp. (United States of America, Banks)	1.6
JPMorgan Chase & Co. (United States of America, Banks)	1.5
Danaher Corp. (United States of America, Life Sciences Tools & Services)	1.5
22.0

Market Sectors (% of Fund's net assets)

Information Technology	19.7
Health Care	15.0
Financials	11.9
Consumer Staples	10.7
Industrials	8.8
Consumer Discretionary	7.7
Energy	7.4
Communication Services	7.0
Materials	4.0
Utilities	3.7
Real Estate	1.3

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 97.2%
	Shares	Value ($)
Bailiwick of Guernsey - 0.5%
Amdocs Ltd.	8,493	733,031
Bailiwick of Jersey - 0.1%
Experian PLC	5,228	166,696
Belgium - 0.5%
KBC Group NV	8,600	430,996
UCB SA	3,431	258,777
TOTAL BELGIUM		689,773
Brazil - 0.8%
Equatorial Energia SA	196,008	1,139,506
Canada - 4.7%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	31,270	1,400,132
Canadian Natural Resources Ltd.	17,127	1,027,230
Constellation Software, Inc.	362	523,434
Imperial Oil Ltd.	17,491	951,487
Nutrien Ltd.	3,829	323,526
Open Text Corp.	23,949	693,675
Shaw Communications, Inc. Class B	25,441	653,415
Suncor Energy, Inc.	27,372	941,500
TOTAL CANADA		6,514,399
Cayman Islands - 0.6%
HKBN Ltd.	1,167,630	788,371
SITC International Holdings Co. Ltd.	59,088	96,803
TOTAL CAYMAN ISLANDS		885,174
China - 0.5%
Kweichow Moutai Co. Ltd. (A Shares)	2,833	521,262
TravelSky Technology Ltd. (H Shares)	174,253	253,067
TOTAL CHINA		774,329
Denmark - 0.2%
DSV A/S	1,700	230,147
Finland - 1.1%
Elisa Corp. (A Shares)	25,757	1,244,973
Neste OYJ	7,306	320,142
TOTAL FINLAND		1,565,115
France - 4.4%
Capgemini SA	8,583	1,406,675
Edenred SA	20,520	1,053,691
LVMH Moet Hennessy Louis Vuitton SE	2,494	1,573,701
Sanofi SA	14,133	1,216,256
Teleperformance	1,180	316,372
VINCI SA	5,828	536,392
TOTAL FRANCE		6,103,087
Germany - 1.2%
Deutsche Telekom AG	34,465	650,544
Rheinmetall AG	2,245	364,963
Siemens AG	5,600	611,571
TOTAL GERMANY		1,627,078
Hong Kong - 0.5%
AIA Group Ltd.	102,168	773,902
India - 1.1%
HDFC Bank Ltd. sponsored ADR	5,539	345,135
Redington (India) Ltd.	113,772	187,879
Reliance Industries Ltd.	32,110	988,979
TOTAL INDIA		1,521,993
Indonesia - 0.4%
PT Bank Central Asia Tbk	906,148	511,242
Ireland - 3.1%
Accenture PLC Class A	6,587	1,870,049
Johnson Controls International PLC	8,942	517,205
Linde PLC	6,439	1,914,637
TOTAL IRELAND		4,301,891
Japan - 5.2%
Capcom Co. Ltd.	10,216	284,780
Daiichikosho Co. Ltd.	22,442	644,456
FUJIFILM Holdings Corp.	5,938	272,311
Fujitsu Ltd.	2,624	301,914
Hitachi Ltd.	12,848	584,098
Hoya Corp.	16,014	1,494,295
Inaba Denki Sangyo Co. Ltd.	32,906	614,768
Minebea Mitsumi, Inc.	29,066	430,825
Renesas Electronics Corp. (a)	43,482	363,760
Roland Corp.	10,889	309,765
Shin-Etsu Chemical Co. Ltd.	2,009	208,795
Sony Group Corp.	16,062	1,083,136
Toyota Motor Corp.	47,823	663,526
TOTAL JAPAN		7,256,429
Kenya - 0.5%
Safaricom Ltd.	3,669,546	759,008
Korea (South) - 1.3%
Samsung Electronics Co. Ltd.	43,394	1,805,904
Luxembourg - 0.4%
B&M European Value Retail SA	144,440	534,367
Netherlands - 1.4%
Airbus Group NV	6,173	667,942
NXP Semiconductors NV	9,085	1,327,137
TOTAL NETHERLANDS		1,995,079
New Zealand - 0.3%
Auckland International Airport Ltd. (a)	84,946	380,285
Spain - 1.2%
Aena SME SA (a)(b)	2,985	350,832
Amadeus IT Holding SA Class A (a)	24,502	1,277,909
TOTAL SPAIN		1,628,741
Sweden - 0.4%
EQT AB	3,600	70,949
HEXPOL AB (B Shares)	44,826	442,527
TOTAL SWEDEN		513,476
Switzerland - 3.5%
Chubb Ltd.	3,599	773,389
Nestle SA (Reg. S)	11,525	1,254,598
Roche Holding AG (participation certificate)	6,944	2,304,007
Sika AG	2,566	578,571
TOTAL SWITZERLAND		4,910,565
Taiwan - 1.7%
MediaTek, Inc.	28,796	526,745
Taiwan Semiconductor Manufacturing Co. Ltd.	149,722	1,798,231
TOTAL TAIWAN		2,324,976
United Kingdom - 6.0%
Anglo American PLC (United Kingdom)	19,200	575,121
AstraZeneca PLC sponsored ADR	22,986	1,351,807
BAE Systems PLC	93,678	876,224
Bunzl PLC	11,900	387,709
Compass Group PLC	37,351	786,680
Diageo PLC	22,057	907,701
JD Sports Fashion PLC	252,197	281,816
Reckitt Benckiser Group PLC	12,291	815,680
RELX PLC (London Stock Exchange)	30,705	824,751
RS GROUP PLC	30,705	337,512
Starling Bank Ltd. Series D (a)(c)(d)	62,800	203,094
Unilever PLC	14,541	660,952
WH Smith PLC (a)	23,517	317,429
TOTAL UNITED KINGDOM		8,326,476
United States of America - 55.6%
AbbVie, Inc.	10,675	1,562,820
Activision Blizzard, Inc.	6,595	480,116
Albertsons Companies, Inc.	10,539	216,155
Ameren Corp.	10,129	825,716
American Tower Corp.	3,323	688,492
Amgen, Inc.	7,723	2,087,913
Apple, Inc.	45,172	6,926,666
AT&T, Inc.	19,383	353,352
Ball Corp.	6,100	301,279
Bank of America Corp.	61,932	2,232,029
BJ's Wholesale Club Holdings, Inc. (a)	14,328	1,108,987
BlackRock, Inc. Class A	1,251	808,033
Bristol-Myers Squibb Co.	29,606	2,293,577
Capital One Financial Corp.	14,488	1,536,018
Cisco Systems, Inc.	25,211	1,145,336
Comcast Corp. Class A	29,855	947,598
Costco Wholesale Corp.	1,882	943,823
Crane Holdings Co.	3,993	400,658
Crown Holdings, Inc.	9,400	644,746
Danaher Corp.	8,304	2,089,868
Dollar Tree, Inc. (a)	4,772	756,362
Dominion Energy, Inc.	10,101	706,767
Eli Lilly & Co.	6,834	2,474,523
Exxon Mobil Corp.	23,121	2,562,038
Freeport-McMoRan, Inc.	22,172	702,631
General Electric Co.	12,456	969,201
H&R Block, Inc.	13,397	551,287
Hartford Financial Services Group, Inc.	7,121	515,632
Hess Corp.	10,406	1,468,078
JPMorgan Chase & Co.	16,957	2,134,547
KBR, Inc.	10,123	503,822
Keurig Dr. Pepper, Inc.	21,739	844,343
Lamar Advertising Co. Class A	11,463	1,057,232
Lowe's Companies, Inc.	2,481	483,671
M&T Bank Corp.	6,978	1,174,886
McDonald's Corp.	3,989	1,087,641
Merck & Co., Inc.	9,220	933,064
Microsoft Corp.	21,766	5,052,542
Mondelez International, Inc.	15,146	931,176
MSCI, Inc.	927	434,633
NextEra Energy, Inc.	14,681	1,137,778
Northrop Grumman Corp.	1,700	933,317
PG&E Corp. (a)	17,858	266,620
Philip Morris International, Inc.	5,032	462,189
Phillips 66 Co.	10,570	1,102,345
PNC Financial Services Group, Inc.	7,752	1,254,506
Procter & Gamble Co.	10,649	1,434,101
T-Mobile U.S., Inc. (a)	12,560	1,903,594
Target Corp.	7,692	1,263,411
The Coca-Cola Co.	28,154	1,685,017
The Travelers Companies, Inc.	7,185	1,325,345
TJX Companies, Inc.	14,635	1,055,184
United Parcel Service, Inc. Class B	5,322	892,872
UnitedHealth Group, Inc.	5,021	2,787,408
Valero Energy Corp.	8,064	1,012,435
Verizon Communications, Inc.	26,895	1,005,066
Vistra Corp.	31,350	720,110
Walmart, Inc.	12,172	1,732,441
Watsco, Inc.	387	104,862
WEC Energy Group, Inc.	5,050	461,217
Wells Fargo & Co.	43,240	1,988,608
TOTAL UNITED STATES OF AMERICA		77,465,684
TOTAL COMMON STOCKS (Cost $120,784,348)		135,438,353

Money Market Funds - 3.0%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (e) (Cost $4,132,184)	4,131,357	4,132,184

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $124,916,532)	139,570,537
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(215,505)
NET ASSETS - 100.0%	139,355,032

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $350,832 or 0.3% of net assets.

(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $203,094 or 0.1% of net assets.

(d)	Level 3 security
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Starling Bank Ltd. Series D	6/18/21 - 4/05/22	130,682

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	3,966,178	131,681,053	131,515,047	89,176	4	(4)	4,132,184	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	659,698	7,403,550	8,063,248	4,960	-	-	-	0.0%
Total	4,625,876	139,084,603	139,578,295	94,136	4	(4)	4,132,184

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	9,715,273	9,064,729	650,544	-
Consumer Discretionary	10,747,976	6,640,933	4,107,043	-
Consumer Staples	14,918,557	11,279,626	3,638,931	-
Energy	10,374,234	10,374,234	-	-
Financials	16,512,944	15,104,952	1,204,898	203,094
Health Care	20,854,315	17,334,052	3,520,263	-
Industrials	12,099,827	8,065,419	4,034,408	-
Information Technology	27,519,956	22,371,467	5,148,489	-
Materials	5,691,833	4,329,346	1,362,487	-
Real Estate	1,745,724	1,745,724	-	-
Utilities	5,257,714	5,257,714	-	-

Money Market Funds	4,132,184	4,132,184	-	-
Total Investments in Securities:	139,570,537	115,700,380	23,667,063	203,094
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $120,784,348)	$135,438,353
Fidelity Central Funds (cost $4,132,184)	4,132,184

Total Investment in Securities (cost $124,916,532)		$139,570,537
Cash		1,565
Foreign currency held at value (cost $7,381)		8,961
Receivable for fund shares sold		30,849
Dividends receivable		295,919
Reclaims receivable		105,157
Distributions receivable from Fidelity Central Funds		10,377
Prepaid expenses		321
Other receivables		100
Total assets		140,023,786
Liabilities
Payable for fund shares redeemed	$477,708
Accrued management fee	77,126
Other affiliated payables	29,320
Audit fee payable	45,058
Other payables and accrued expenses	39,542
Total Liabilities		668,754
Net Assets		$139,355,032
Net Assets consist of:
Paid in capital		$134,769,503
Total accumulated earnings (loss)		4,585,529
Net Assets		$139,355,032
Net Asset Value , offering price and redemption price per share ($139,355,032 ÷ 8,944,281 shares)		$15.58

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$3,853,953
Income from Fidelity Central Funds (including $4,960 from security lending)		94,136
Income before foreign taxes withheld		3,948,089
Less foreign taxes withheld		(222,568)
Total Income		3,725,521
Expenses
Management fee	$1,145,940
Transfer agent fees	289,422
Accounting fees	86,317
Custodian fees and expenses	22,831
Independent trustees' fees and expenses	551
Registration fees	50,434
Audit	64,444
Legal	3,195
Interest	411
Miscellaneous	731
Total expenses before reductions	1,664,276
Expense reductions	(5,196)
Total expenses after reductions		1,659,080
Net Investment income (loss)		2,066,441
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $71,566)	(10,134,353)
Fidelity Central Funds	4
Foreign currency transactions	(33,665)
Total net realized gain (loss)		(10,168,014)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $67,845)	(14,266,623)
Fidelity Central Funds	(4)
Assets and liabilities in foreign currencies	(14,130)
Total change in net unrealized appreciation (depreciation)		(14,280,757)
Net gain (loss)		(24,448,771)
Net increase (decrease) in net assets resulting from operations		$(22,382,330)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,066,441	$710,148
Net realized gain (loss)	(10,168,014)	10,997,567
Change in net unrealized appreciation (depreciation)	(14,280,757)	11,786,658
Net increase (decrease) in net assets resulting from operations	(22,382,330)	23,494,373
Distributions to shareholders	(11,336,009)	(2,418,051)
Share transactions
Proceeds from sales of shares	189,149,366	23,383,926
Reinvestment of distributions	10,521,484	2,268,914
Cost of shares redeemed	(119,515,550)	(20,526,418)
Net increase (decrease) in net assets resulting from share transactions	80,155,300	5,126,422
Total increase (decrease) in net assets	46,436,961	26,202,744

Net Assets
Beginning of period	92,918,071	66,715,327
End of period	$139,355,032	$92,918,071

Other Information
Shares
Sold	10,942,111	1,260,411
Issued in reinvestment of distributions	597,381	131,869
Redeemed	(7,288,853)	(1,109,823)
Net increase (decrease)	4,250,639	282,457

Financial Highlights
Fidelity® Global Equity Income Fund

Years ended October 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$19.80	$15.12	$14.64	$13.53	$14.21
Income from Investment Operations
Net investment income (loss) A,B	.20	.15	.16	.23	.25
Net realized and unrealized gain (loss)	(2.21)	5.07	.48	1.63	(.50)
Total from investment operations	(2.01)	5.22	.64	1.86	(.25)
Distributions from net investment income	(.17)	(.16)	(.15)	(.24)	(.25)
Distributions from net realized gain	(2.04)	(.38)	(.01)	(.51)	(.18)
Total distributions	(2.21)	(.54)	(.16)	(.75)	(.43)
Redemption fees added to paid in capital A	-	-	-	-	- C
Net asset value, end of period	$15.58	$19.80	$15.12	$14.64	$13.53
Total Return D	(11.45)%	35.09%	4.44%	14.60%	(1.88)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.98%	1.02%	1.09%	1.09%	1.06%
Expenses net of fee waivers, if any	.98%	1.02%	1.09%	1.09%	1.06%
Expenses net of all reductions	.98%	1.02%	1.09%	1.08%	1.05%
Net investment income (loss)	1.22%	.84%	1.08%	1.72%	1.75%
Supplemental Data
Net assets, end of period (000 omitted)	$139,355	$92,918	$66,715	$67,764	$68,532
Portfolio turnover rate G	61%	43%	48%	20% H	34%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Amount represents less than $.005 per share.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

H Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Global Equity Income Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, certain foreign taxes, capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 26,933,942
Gross unrealized depreciation	(12,926,712)
Net unrealized appreciation (depreciation)	$14,007,230
Tax Cost	$125,563,307

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$193,578
Capital loss carryforward	$(9,572,799)
Net unrealized appreciation (depreciation) on securities and other investments	$13,996,527

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(9,095,365)
Long-term	(477,434)
Total capital loss carryforward	$(9,572,799)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$1,785,513	$742,673
Long-term Capital Gains	9,550,496	1,675,378
Total	$11,336,009	$2,418,051

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Global Equity Income Fund	167,307,643	96,322,143

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Global Equity Income Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Global Equity Income Fund	$863

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Global Equity Income Fund	7,224,419	2,216,771	(88,037)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Global Equity Income Fund	$285

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Global Equity Income Fund	$522	$-	$-

8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Global Equity Income Fund	$ 25,517,000.58%		$411

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $45.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $5,151.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Global Equity Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Global Equity Income Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 14, 2022
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity® Global Equity Income Fund	.96%
Actual		$ 1,000	$ 931.80	$ 4.67
Hypothetical- B		$ 1,000	$ 1,020.37	$ 4.89

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .
A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The fund designates 94%, 93%, 93% and 93% of the dividends distributed in December, April, July and October, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.
The fund designates 100% of the dividends distributed in during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel.  The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the fund compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2021, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.
Fidelity Global Equity Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.
Fidelity Global Equity Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 1.05% through February 28, 2023.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.938162.110
GED-ANN-1222
Fidelity® SAI International SMA Completion Fund

Annual Report
October 31, 2022

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ®   SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Life of Fund A
Fidelity® SAI International SMA Completion Fund	-34.09%	0.87%

A     From April 11, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI International SMA Completion Fund, on April 11, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
$8,400
2019
2020
2021
2022
Period Ending Values
$10,313 Fidelity® SAI International SMA Completion Fund
$10,103 MSCI EAFE Index

Management's Discussion of Fund Performance
Market Recap:
International equities returned -24.61% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) ex USA Index. After gaining 7.98% in 2021, non-U.S. stocks retreated in the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -24.20% year to date through October. For the full 12 months, emerging markets (-31%) and Europe ex U.K. (-25%) notably lagged. Conversely, Canada (-13%) and the U.K. (-12%) held up best. Among the 11 sectors, information technology and consumer discretionary (-37% each) fared worst. Communication services (-34%) also trailed the broader market. In contrast, energy gained 2% amid high prices for oil and natural gas. The defensive-oriented utilities (-16%) sector also outperformed, as did financials and consumer staples (-18% each).

Comments from Co-Managers Bill Bower and Tim Gannon:
For the fiscal year ending October 31, 2022, the fund returned -34.09%, underperforming the -22.84% result of the benchmark MSCI EAFE Index (Net MA). By region, stock picks in Europe ex U.K. and Japan notably hurt the fund's performance relative to the benchmark. From a sector perspective, security selection within industrials also detracted, as did stock choices in communication services and consumer discretionary. The biggest individual relative detractor was an overweight position in Schibsted (-65%), which was a position that was not held at the end of this period. Another notable relative detractor was an overweighting in Recruit Holdings (-53%), which was among the fund's biggest holdings this period. The fund's non-benchmark stake in B&M European Value Retail returned about -54%. Conversely, an underweighting in Asia Pacific ex Japan (specifically Hong Kong) and Europe ex U.K. (primarily driven by Netherlands), contributed meaningfully to the fund's relative result. By sector, the primary contributor to performance versus the benchmark was our stock picks in information technology, especially within the software & services industry. An overweighting in energy also lifted the fund's relative result. Also helping the fund's relative performance was security selection in financials, primarily driven by the insurance industry. Lastly, the fund's position in cash was a notable contributor this period. Our non-benchmark position in Tourmaline Oil, a position we established this period, was the fund's largest individual relative contributor, driven by a gain of roughly 56%. The fund's non-benchmark investment in Reliance Industries, one of our largest holdings, returned approximately -9%. We reduced the fund's position in Reliance. Another notable relative contributor was an outsized stake in Hannover Rueckversicherungs Se (-8%), which was one of the fund's biggest holdings. Notable changes in positioning include increased exposure to the U.K. and a lower allocation to Japan. By sector, meaningful changes in positioning include increased exposure to energy and a lower allocation to communication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Hannover Reuck SE (Germany, Insurance)	5.2
Keyence Corp. (Japan, Electronic Equipment & Components)	5.2
Itochu Corp. (Japan, Trading Companies & Distributors)	4.4
Teleperformance (France, Professional Services)	4.3
Minebea Mitsumi, Inc. (Japan, Machinery)	4.2
Reliance Industries Ltd. (India, Oil, Gas & Consumable Fuels)	4.0
Tourmaline Oil Corp. (Canada, Oil, Gas & Consumable Fuels)	3.8
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	3.6
Constellation Software, Inc. (Canada, Software)	3.5
Indutrade AB (Sweden, Machinery)	3.2
41.4

Market Sectors (% of Fund's net assets)

Industrials	23.8
Financials	21.4
Information Technology	17.8
Energy	9.3
Consumer Discretionary	8.1
Communication Services	4.7
Materials	3.8
Health Care	3.2
Consumer Staples	0.9

Asset Allocation (% of Fund's net assets)

Foreign investments - 93%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 93.0%
	Shares	Value ($)
Australia - 2.3%
Aristocrat Leisure Ltd.	431,781	10,238,316
Canada - 9.3%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	37,500	1,679,084
Constellation Software, Inc.	10,652	15,402,260
First Quantum Minerals Ltd.	381,868	6,735,632
Tourmaline Oil Corp.	297,751	16,776,428
TOTAL CANADA		40,593,404
Cayman Islands - 2.5%
Anta Sports Products Ltd.	556,949	4,895,694
Li Ning Co. Ltd.	1,188,581	6,147,585
TOTAL CAYMAN ISLANDS		11,043,279
China - 0.5%
Kweichow Moutai Co. Ltd. (A Shares)	11,000	2,023,960
France - 8.2%
Capgemini SA	50,808	8,326,966
Sartorius Stedim Biotech	27,701	8,793,015
Teleperformance	70,558	18,917,462
TOTAL FRANCE		36,037,443
Germany - 5.2%
Hannover Reuck SE	141,052	22,972,236
India - 8.4%
Axis Bank Ltd.	509,700	5,578,500
Housing Development Finance Corp. Ltd.	363,629	10,849,129
Kotak Mahindra Bank Ltd.	117,300	2,695,080
Reliance Industries Ltd.	574,005	17,679,188
TOTAL INDIA		36,801,897
Indonesia - 4.8%
PT Bank Central Asia Tbk	21,239,433	11,983,139
PT Bank Rakyat Indonesia (Persero) Tbk	30,642,861	9,135,394
TOTAL INDONESIA		21,118,533
Ireland - 1.9%
Kingspan Group PLC (Ireland)	163,195	8,241,278
Italy - 1.8%
FinecoBank SpA	566,176	7,631,900
Japan - 20.3%
Itochu Corp.	750,737	19,432,978
Keyence Corp.	59,794	22,647,689
Minebea Mitsumi, Inc.	1,245,096	18,455,171
Misumi Group, Inc.	199,574	4,268,101
Nomura Research Institute Ltd.	102,700	2,282,683
Recruit Holdings Co. Ltd.	269,478	8,292,153
TIS, Inc.	505,191	13,640,955
TOTAL JAPAN		89,019,730
Korea (South) - 3.6%
Samsung Electronics Co. Ltd.	373,850	15,558,312
Luxembourg - 3.5%
B&M European Value Retail SA	2,750,021	10,173,914
Eurofins Scientific SA	82,276	5,267,214
TOTAL LUXEMBOURG		15,441,128
Netherlands - 2.9%
IMCD NV	98,810	12,821,311
Spain - 3.6%
CaixaBank SA	1,521,700	5,046,026
Cellnex Telecom SA (a)	333,193	10,905,494
TOTAL SPAIN		15,951,520
Sweden - 6.0%
Indutrade AB	800,413	14,016,579
Investor AB (B Shares)	626,908	10,240,656
Nordnet AB	164,268	2,038,249
TOTAL SWEDEN		26,295,484
Switzerland - 2.2%
Sika AG	42,865	9,665,021
United Kingdom - 6.0%
Beazley PLC	426,100	3,051,628
Bridgepoint Group Holdings Ltd. (a)	1,086,642	2,483,599
Harbour Energy PLC	1,497,362	6,489,203
JD Sports Fashion PLC	3,938,303	4,400,825
S4 Capital PLC (b)	4,933,577	9,940,800
TOTAL UNITED KINGDOM		26,366,055
TOTAL COMMON STOCKS (Cost $467,733,150)		407,820,807

Money Market Funds - 9.9%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (c) (Cost $43,600,978)	43,592,260	43,600,978

TOTAL INVESTMENT IN SECURITIES - 102.9% (Cost $511,334,128)	451,421,785
NET OTHER ASSETS (LIABILITIES) - (2.9)%	(12,714,743)
NET ASSETS - 100.0%	438,707,042

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,389,093 or 3.1% of net assets.

(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	27,138,764	196,795,945	180,333,731	371,463	-	-	43,600,978	0.1%
Total	27,138,764	196,795,945	180,333,731	371,463	-	-	43,600,978

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	20,846,294	9,940,800	10,905,494	-
Consumer Discretionary	35,856,334	35,856,334	-	-
Consumer Staples	3,703,044	3,703,044	-	-
Energy	40,944,819	40,944,819	-	-
Financials	93,705,536	88,659,510	5,046,026	-
Health Care	14,060,229	14,060,229	-	-
Industrials	104,445,033	96,152,880	8,292,153	-
Information Technology	77,858,865	69,531,899	8,326,966	-
Materials	16,400,653	6,735,632	9,665,021	-

Money Market Funds	43,600,978	43,600,978	-	-
Total Investments in Securities:	451,421,785	409,186,125	42,235,660	-
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $467,733,150)	$407,820,807
Fidelity Central Funds (cost $43,600,978)	43,600,978

Total Investment in Securities (cost $511,334,128)		$451,421,785
Foreign currency held at value (cost $449)		444
Receivable for investments sold		13,930,523
Receivable for fund shares sold		1,311,918
Dividends receivable		702,394
Reclaims receivable		576,557
Distributions receivable from Fidelity Central Funds		127,331
Total assets		468,070,952
Liabilities
Payable for investments purchased	$26,635,561
Payable for fund shares redeemed	2,532,062
Other payables and accrued expenses	196,287
Total Liabilities		29,363,910
Net Assets		$438,707,042
Net Assets consist of:
Paid in capital		$537,296,896
Total accumulated earnings (loss)		(98,589,854)
Net Assets		$438,707,042
Net Asset Value , offering price and redemption price per share ($438,707,042 ÷ 45,669,408 shares)		$9.61

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$8,537,101
Income from Fidelity Central Funds		371,463
Income before foreign taxes withheld		8,908,564
Less foreign taxes withheld		(1,081,248)
Total Income		7,827,316
Expenses
Independent trustees' fees and expenses	1,727
Total expenses before reductions	1,727
Expense reductions	(1)
Total expenses after reductions		1,726
Net Investment income (loss)		7,825,590
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $147,878)	(43,307,465)
Foreign currency transactions	(109,635)
Futures contracts	207,889
Total net realized gain (loss)		(43,209,211)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $506,538)	(177,039,065)
Assets and liabilities in foreign currencies	(95,825)
Futures contracts	168,516
Total change in net unrealized appreciation (depreciation)		(176,966,374)
Net gain (loss)		(220,175,585)
Net increase (decrease) in net assets resulting from operations		$(212,349,995)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,825,590	$5,894,966
Net realized gain (loss)	(43,209,211)	31,448,140
Change in net unrealized appreciation (depreciation)	(176,966,374)	58,954,071
Net increase (decrease) in net assets resulting from operations	(212,349,995)	96,297,177
Distributions to shareholders	(34,086,499)	(3,364,042)
Share transactions
Proceeds from sales of shares	318,466,891	227,915,926
Reinvestment of distributions	10,192,289	919,885
Cost of shares redeemed	(227,226,081)	(56,420,352)
Net increase (decrease) in net assets resulting from share transactions	101,433,099	172,415,459
Total increase (decrease) in net assets	(145,003,395)	265,348,594

Net Assets
Beginning of period	583,710,437	318,361,843
End of period	$438,707,042	$583,710,437

Other Information
Shares
Sold	28,001,783	15,944,652
Issued in reinvestment of distributions	704,861	68,140
Redeemed	(20,788,845)	(3,970,533)
Net increase (decrease)	7,917,799	12,042,259

Financial Highlights
Fidelity® SAI International SMA Completion Fund

Years ended October 31,	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$15.46	$12.38	$10.47	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.18	.19	.17 D	.08
Net realized and unrealized gain (loss)	(5.16)	3.01	1.77	.39
Total from investment operations	(4.98)	3.20	1.94	.47
Distributions from net investment income	(.16)	(.12)	(.03)	-
Distributions from net realized gain	(.71)	-	-	-
Total distributions	(.87)	(.12)	(.03)	-
Net asset value, end of period	$9.61	$15.46	$12.38	$10.47
Total Return E,F	(34.09)%	26.03%	18.57%	4.70%
Ratios to Average Net Assets C,G,H
Expenses before reductions I	-%	-%	-%	-% J
Expenses net of fee waivers, if any I	-%	-%	-%	-% J
Expenses net of all reductions I	-%	-%	-%	-% J
Net investment income (loss)	1.56%	1.30%	1.45% D	1.41% J
Supplemental Data
Net assets, end of period (000 omitted)	$438,707	$583,710	$318,362	$46,836
Portfolio turnover rate K	40%	37%	17%	24% J

A For the period April 11, 2019 (commencement of operations) through October 31, 2019.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.28%.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount represents less than .005%.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity SAI International SMA Completion Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$31,182,586
Gross unrealized depreciation	(96,171,242)
Net unrealized appreciation (depreciation)	$(64,988,656)
Tax Cost	$516,410,441

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,979,582
Capital loss carryforward	$(38,272,092)
Net unrealized appreciation (depreciation) on securities and other investments	$(65,101,081)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

October 31, 2022
Short-term	$(14,508,749)
Long-term	(23,763,343)
Total capital loss carryforward	$(38,272,092)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$16,945,636	$3,364,042
Long-term Capital Gains	17,140,863	-
Total	$34,086,499	$3,364,042

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI International SMA Completion Fund	265,985,791	192,640,734
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI International SMA Completion Fund	7,357,108	528,908	(77,185)
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity SAI International SMA Completion Fund
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI International SMA Completion Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from April 11, 2019 (commencement of operations) through October 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from April 11, 2019 (commencement of operations) through October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 15, 2022
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity® SAI International SMA Completion Fund	-%- D
Actual		$ 1,000	$ 846.70	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates 43% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividend distributed during the fiscal year as a section 199A dividend.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.1787 and $0.0280 for the dividend paid December 13, 2021.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI International SMA Completion Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also considered that the fund is available through fee-based programs and products offered by Fidelity and that FMR is compensated for its services out of such fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund with limited exceptions.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with limited exceptions.

Economies of Scale . The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation  of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.9893098.103
ISM-ANN-1222
Fidelity® Infrastructure Fund

Annual Report
October 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended October 31, 2022	Past 1 year	Life of Fund A
Fidelity® Infrastructure Fund	-9.95%	4.81%

A     From November 05, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Infrastructure Fund, on November 05, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI All Country World Index (Net MA) performed over the same period.

15,000
14,000
13,000
12,000
11,000
10,000
9,000
$8,200
2020
2021
2022
Period Ending Values
$11,509 Fidelity® Infrastructure Fund
$11,489 MSCI All Country World Index (Net MA)

Management's Discussion of Fund Performance
Market Recap:
Global equities returned -19.69% for the 12 months ending October 31, 2022, according to the MSCI ACWI (All Country World Index) Index. After gaining 18.90% in 2021, global stocks retreated to begin the new year, as a multitude of risk factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in roughly a decade, stoking recession fears and sending stocks into bear market territory. Other factors influencing equities abroad included surging global commodity prices, rising sovereign bond yields in some markets, ongoing global supply-chain disruption, a broadly strong U.S. dollar and the potential for variants of the coronavirus to upend global economic growth. Against this backdrop, the index returned -20.91% year to date through October. For the full 12 months, emerging markets (-31%) lagged most, followed by Europe ex U.K. (-25%) and Japan (-24%). In contrast, the U.K. (-12%), Canada (-13%) and the U.S. (-17%) all outperformed. By sector, communication services (-39%) and consumer discretionary (-33%) fared worst, whereas energy (+30%) rode a surge in commodity prices and topped the market by a wide margin.
Comments from Portfolio Manager Pranay Kirpalani:
For the fiscal year ending October 31, 2022, the fund returned -9.95%, trailing the -4.68% result of the S&P Global Infrastructure Index, but outperforming the broad-based MSCI All Country World Index (Net MA). By industry, the largest relative detractors from performance were stock selection in real estate and the telecommunication services segment of communication services. Stock and market selection in industrials also hurt. Our non-benchmark investment in Cellnex Telecom was the fund's biggest individual relative detractor, due to its roughly -47% result. This was among our largest holdings. Another key detractor was our out-of-benchmark position in GFL Environmental (-33%). We pared our stake here. Also hampering performance was an underweighting in Atlantia SpA, which gained 19%. Atlantia SpA was not held at period end. In contrast, by sector, the top contributor to performance versus the benchmark was security selection in energy. Stock and industry selection in the transportation segment of industrials also modestly helped the fund's relative result. The fund's largest individual relative contributor was an overweighting in Cheniere Energy, which gained 72% the past 12 months. The company was among our biggest holdings. Also bolstering performance was our overweighting in Constellation Energy, which gained about 66%. This was an investment we established the past year. Another notable relative contributor was an outsized stake in Grupo Aeroportuario del Centro Norte (+51%), which was one of our largest holdings at period end. Meaningful changes in positioning include a reduced allocation to energy and an increase in utilities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary October 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

NextEra Energy, Inc.	7.8
Cheniere Energy, Inc.	6.0
Aena SME SA	5.7
Waste Connections, Inc. (United States)	4.2
Iberdrola SA	4.1
Grupo Aeroportuario del Pacifico S.A.B. de CV sponsored ADR	3.9
The Williams Companies, Inc.	3.8
Cellnex Telecom SA	3.7
Grupo Aeroportuario Norte S.A.B. de CV ADR	3.5
Getlink SE	3.2
45.9

Market Sectors (% of Fund's net assets)

Utilities	34.7
Industrials	31.9
Energy	15.6
Real Estate	8.9
Communication Services	5.8

Asset Allocation (% of Fund's net assets)

Foreign investments - 46.5%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments October 31, 2022
Showing Percentage of Net Assets
Common Stocks - 96.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 5.8%
Diversified Telecommunication Services - 4.7%
Cellnex Telecom SA (a)	42,188	1,380,824
Helios Towers PLC (b)	269,576	387,983
		1,768,807
Media - 1.1%
Charter Communications, Inc. Class A (b)	1,087	399,603
TOTAL COMMUNICATION SERVICES		2,168,410
ENERGY - 15.6%
Oil, Gas & Consumable Fuels - 15.6%
Cheniere Energy, Inc.	12,672	2,235,468
DT Midstream, Inc.	6,158	367,633
Enterprise Products Partners LP	9,168	231,492
ONEOK, Inc.	6,791	402,842
Targa Resources Corp.	16,843	1,151,556
The Williams Companies, Inc.	43,514	1,424,213
		5,813,204
INDUSTRIALS - 31.9%
Commercial Services & Supplies - 10.3%
GFL Environmental, Inc. (c)	22,533	608,166
Republic Services, Inc.	9,055	1,200,874
Waste Connections, Inc. (United States)	11,732	1,547,568
Waste Management, Inc.	3,056	483,979
		3,840,587
Construction & Engineering - 3.0%
Ferrovial SA	29,277	714,934
VINCI SA	4,636	426,684
		1,141,618
Road & Rail - 0.8%
Union Pacific Corp.	1,449	285,656
Transportation Infrastructure - 17.8%
Aena SME SA (a)(b)	18,009	2,116,625
Flughafen Zuerich AG (b)	3,640	564,893
Getlink SE	76,078	1,205,201
Grupo Aeroportuario del Pacifico S.A.B. de CV sponsored ADR	9,417	1,460,200
Grupo Aeroportuario Norte S.A.B. de CV ADR (c)	20,658	1,317,361
		6,664,280
TOTAL INDUSTRIALS		11,932,141
REAL ESTATE - 8.9%
Equity Real Estate Investment Trusts (REITs) - 8.9%
American Tower Corp.	3,510	727,237
Crown Castle International Corp.	4,549	606,200
Digital Realty Trust, Inc.	3,423	343,156
Equinix, Inc.	1,002	567,573
Prologis (REIT), Inc.	2,643	292,712
SBA Communications Corp. Class A	2,179	588,112
Segro PLC	11,444	103,023
Warehouses de Pauw	3,272	84,008
		3,312,021
UTILITIES - 34.7%
Electric Utilities - 20.7%
Constellation Energy Corp.	9,870	933,110
Enel SpA	143,799	642,400
Exelon Corp.	28,162	1,086,772
Iberdrola SA	149,504	1,520,348
NextEra Energy, Inc.	37,486	2,905,163
ORSTED A/S (a)	7,935	654,683
		7,742,476
Independent Power and Renewable Electricity Producers - 9.3%
Brookfield Renewable Partners LP	20,284	591,887
EDP Renovaveis SA	26,623	560,670
NextEra Energy Partners LP	10,137	750,848
RWE AG	25,264	973,469
The AES Corp.	23,444	613,295
		3,490,169
Multi-Utilities - 4.7%
Engie SA	37,442	486,498
Veolia Environnement SA	3,300	73,643
WEC Energy Group, Inc.	12,859	1,174,412
		1,734,553
TOTAL UTILITIES		12,967,198
TOTAL COMMON STOCKS (Cost $35,054,390)		36,192,974

Money Market Funds - 4.5%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (d)	1,292,196	1,292,455
Fidelity Securities Lending Cash Central Fund 3.10% (d)(e)	377,137	377,175
TOTAL MONEY MARKET FUNDS (Cost $1,669,630)		1,669,630

TOTAL INVESTMENT IN SECURITIES - 101.4% (Cost $36,724,020)	37,862,604
NET OTHER ASSETS (LIABILITIES) - (1.4)%	(506,574)
NET ASSETS - 100.0%	37,356,030

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,152,132 or 11.1% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 3.10%	2,707,951	30,681,115	32,096,611	15,328	-	-	1,292,455	0.0%
Fidelity Securities Lending Cash Central Fund 3.10%	870,800	15,923,488	16,417,113	1,776	-	-	377,175	0.0%
Total	3,578,751	46,604,603	48,513,724	17,104	-	-	1,669,630

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	2,168,410	787,586	1,380,824	-
Energy	5,813,204	5,813,204	-	-
Industrials	11,932,141	9,388,832	2,543,309	-
Real Estate	3,312,021	3,312,021	-	-
Utilities	12,967,198	9,589,626	3,377,572	-

Money Market Funds	1,669,630	1,669,630	-	-
Total Investments in Securities:	37,862,604	30,560,899	7,301,705	-
Financial Statements
Statement of Assets and Liabilities
		October 31, 2022

Assets
Investment in securities, at value (including securities loaned of $370,661) - See accompanying schedule:
Unaffiliated issuers (cost $35,054,390)	$36,192,974
Fidelity Central Funds (cost $1,669,630)	1,669,630

Total Investment in Securities (cost $36,724,020)		$37,862,604
Foreign currency held at value (cost $17)		17
Receivable for investments sold		53,108
Receivable for fund shares sold		23,105
Dividends receivable		34,044
Distributions receivable from Fidelity Central Funds		3,244
Prepaid expenses		75
Receivable from investment adviser for expense reductions		18,863
Total assets		37,995,060
Liabilities
Payable for fund shares redeemed	$186,553
Accrued management fee	21,847
Other affiliated payables	11,119
Registration fee payable	40,194
Other payables and accrued expenses	2,142
Collateral on securities loaned	377,175
Total Liabilities		639,030
Net Assets		$37,356,030
Net Assets consist of:
Paid in capital		$39,802,185
Total accumulated earnings (loss)		(2,446,155)
Net Assets		$37,356,030
Net Asset Value , offering price and redemption price per share ($37,356,030 ÷ 3,329,772 shares)		$11.22

Statement of Operations
		Year ended October 31, 2022
Investment Income
Dividends		$910,797
Non-Cash dividends		78,945
Special dividends		112,676
Income from Fidelity Central Funds (including $1,776 from security lending)		17,104
Income before foreign taxes withheld		1,119,522
Less foreign taxes withheld		(73,274)
Total Income		1,046,248
Expenses
Management fee	$343,097
Transfer agent fees	132,173
Accounting fees	19,059
Custodian fees and expenses	5,544
Independent trustees' fees and expenses	172
Registration fees	26,448
Audit	46,155
Legal	46
Miscellaneous	333
Total expenses before reductions	573,027
Expense reductions	(74,868)
Total expenses after reductions		498,159
Net Investment income (loss)		548,089
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(2,130,182)
Foreign currency transactions	12,739
Total net realized gain (loss)		(2,117,443)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(4,460,321)
Assets and liabilities in foreign currencies	(2,093)
Total change in net unrealized appreciation (depreciation)		(4,462,414)
Net gain (loss)		(6,579,857)
Net increase (decrease) in net assets resulting from operations		$(6,031,768)
Statement of Changes in Net Assets

	Year ended October 31, 2022	Year ended October 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$548,089	$228,039
Net realized gain (loss)	(2,117,443)	(642,084)
Change in net unrealized appreciation (depreciation)	(4,462,414)	5,174,571
Net increase (decrease) in net assets resulting from operations	(6,031,768)	4,760,526
Distributions to shareholders	(639,029)	(149,403)
Share transactions
Proceeds from sales of shares	27,766,378	55,669,179
Reinvestment of distributions	598,670	140,331
Cost of shares redeemed	(30,384,461)	(27,136,405)
Net increase (decrease) in net assets resulting from share transactions	(2,019,413)	28,673,105
Total increase (decrease) in net assets	(8,690,210)	33,284,228

Net Assets
Beginning of period	46,046,240	12,762,012
End of period	$37,356,030	$46,046,240

Other Information
Shares
Sold	2,232,445	4,660,061
Issued in reinvestment of distributions	51,607	12,118
Redeemed	(2,600,860)	(2,248,442)
Net increase (decrease)	(316,808)	2,423,737

Financial Highlights
Fidelity® Infrastructure Fund

Years ended October 31,	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$12.63	$10.44	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.13 D	.07	.17
Net realized and unrealized gain (loss)	(1.38)	2.21	.31
Total from investment operations	(1.25)	2.28	.48
Distributions from net investment income	(.16)	(.09)	(.04)
Total distributions	(.16)	(.09)	(.04)
Net asset value, end of period	$11.22	$12.63	$10.44
Total Return E,F	(9.95)%	21.96%	4.79%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.13%	1.24%	2.24% I
Expenses net of fee waivers, if any	.98%	1.00%	1.00% I
Expenses net of all reductions	.98%	1.00%	.98% I
Net investment income (loss)	1.08% D	.61%	1.67% I
Supplemental Data
Net assets, end of period (000 omitted)	$37,356	$46,046	$12,762
Portfolio turnover rate J	91%	46%	50% I

A For the period November 5, 2019 (commencement of operations) through October 31, 2020.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .86%.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2022

1. Organization.
Fidelity Infrastructure Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, partnerships, capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,534,988
Gross unrealized depreciation	(3,627,751)
Net unrealized appreciation (depreciation)	$907,237
Tax Cost	$36,955,367

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$136,313
Capital loss carryforward	$(3,401,550)
Net unrealized appreciation (depreciation) on securities and other investments	$ 819,082

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(3,401,550)

The tax character of distributions paid was as follows:

	October 31, 2022	October 31, 2021
Ordinary Income	$639,029	$149,403

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Infrastructure Fund	43,865,936	44,331,055

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .26% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Infrastructure Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Infrastructure Fund	$282

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Infrastructure Fund	300,521	944,862	94,018

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Infrastructure Fund	$87

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Infrastructure Fund	$198	$-	$-

8. Expense Reductions.
Effective June 1, 2022, the investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .95% of average net assets. The expense limitation prior to June 1, 2022 was 1.00%. This reimbursement will remain in place through February 29, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $73,207.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $9.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $1,652.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Infrastructure Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Infrastructure Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2022 and for the period November 5, 2019 (commencement of operations) through October 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the two years in the period ended October 31, 2022 and for the period November 5, 2019 (commencement of operations) through October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2022
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 316 funds. Mr. Chiel oversees 184 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Bettina Doulton (1964)
Year of Election or Appointment: 2021
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
Garnett A. Smith (1947)
Year of Election or Appointment: 2018
Trustee
Mr. Smith also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity ® funds (2012-2013).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2020
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2022 to October 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period- C May 1, 2022 to October 31, 2022

Fidelity® Infrastructure Fund	.97%
Actual		$ 1,000	$ 911.80	$ 4.67
Hypothetical- B		$ 1,000	$ 1,020.32	$ 4.94

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .
A total of 0.01% of the dividend distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The fund designates 48%, 100%, 100%, and 100% of the dividends distributed in December, April, July, and October, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.
The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0834 and $0.0120 for the dividend paid December 13, 2021.
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Infrastructure Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and classes and index funds; (vii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of the fund, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net total return information for the fund and an appropriate benchmark index for the most recent one-year period ended September 30, 2021, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Infrastructure Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods ended September 30 shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Infrastructure Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2021.

The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total net expense ratio ranked above the similar sales load structure group competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2021. The Board considered that, in general, various factors can affect total expense ratios. The fund's total expense ratio was above the similar sales load structure group competitive median primarily as a result of higher fixed other expenses due to lower asset levels.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 1.00% through February 28, 2023.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.9896235.102
ISF-ANN-1222

Item 2.

Code of Ethics

As of the end of the period, October 31, 2022, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Diversified International Fund, Fidelity Diversified International K6 Fund, Fidelity Global Equity Income Fund, Fidelity International Capital Appreciation Fund, Fidelity International Capital Appreciation K6 Fund, Fidelity International Discovery K6 Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity SAI International SMA Completion Fund, Fidelity SAI Sustainable Emerging Markets Equity Fund, Fidelity SAI Sustainable International Equity Fund, Fidelity Series Emerging Markets Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Series International Small Cap Fund, Fidelity Series International Value Fund, Fidelity Series Overseas Fund, Fidelity Sustainable International Equity Fund, Fidelity Total International Equity Fund and Fidelity Worldwide Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

October 31, 2022 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$71,100	$-	$11,400	$1,300
Fidelity Diversified International K6 Fund	$65,200	$-	$11,400	$1,200
Fidelity Global Equity Income Fund	$44,100	$-	$9,300	$1,100
Fidelity International Capital Appreciation Fund	$49,100	$-	$11,200	$1,200
Fidelity International Capital Appreciation K6 Fund	$49,400	$-	$11,100	$1,200
Fidelity International Discovery K6 Fund	$59,200	$-	$11,200	$1,100
Fidelity International Small Cap Fund	$55,500	$-	$11,200	$1,300
Fidelity International Small Cap Opportunities Fund	$50,100	$-	$8,800	$1,200
Fidelity International Value Fund	$51,200	$-	$8,800	$1,100
Fidelity SAI International SMA Completion Fund	$45,700	$-	$11,400	$1,200
Fidelity SAI Sustainable Emerging Markets Equity Fund	$33,700	$-	$9,000	$500
Fidelity SAI Sustainable International Equity Fund	$28,600	$-	$9,000	$400
Fidelity Series Emerging Markets Fund	$44,300	$-	$11,200	$1,100
Fidelity Series Emerging Markets Opportunities Fund	$42,900	$-	$11,200	$1,100
Fidelity Series International Small Cap Fund	$41,800	$-	$8,800	$1,000
Fidelity Series International Value Fund	$41,800	$-	$8,800	$1,000
Fidelity Series Overseas Fund	$44,100	$-	$9,300	$1,100
Fidelity Sustainable International Equity Fund	$39,300	$-	$11,200	$700
Fidelity Total International Equity Fund	$52,400	$-	$10,700	$1,300
Fidelity Worldwide Fund	$49,700	$-	$8,800	$1,200

October 31, 2021 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$52,300	$-	$11,600	$1,300
Fidelity Diversified International K6 Fund	$48,600	$-	$11,100	$1,200
Fidelity Global Equity Income Fund	$42,800	$-	$9,000	$1,100
Fidelity International Capital Appreciation Fund	$47,600	$-	$11,100	$1,200
Fidelity International Capital Appreciation K6 Fund	$47,600	$-	$11,000	$1,200
Fidelity International Discovery K6 Fund	$47,100	$-	$11,100	$1,200
Fidelity International Small Cap Fund	$53,900	$-	$11,100	$1,400
Fidelity International Small Cap Opportunities Fund	$48,300	$-	$8,700	$1,200
Fidelity International Value Fund	$46,500	$-	$8,700	$1,200
Fidelity SAI International SMA Completion Fund	$44,600	$-	$11,100	$1,200
Fidelity SAI Sustainable Emerging Markets Equity Fund	$-	$-	$-	$-
Fidelity SAI Sustainable International Equity Fund	$-	$-	$-	$-
Fidelity Series Emerging Markets Fund	$45,400	$-	$11,200	$1,100
Fidelity Series Emerging Markets Opportunities Fund	$43,800	$-	$11,200	$1,100
Fidelity Series International Small Cap Fund	$43,100	$-	$8,700	$1,000
Fidelity Series International Value Fund	$43,000	$-	$8,700	$1,000
Fidelity Series Overseas Fund	$42,800	$-	$9,000	$1,100
Fidelity Sustainable International Equity Fund	$-	$-	$-	$-
Fidelity Total International Equity Fund	$50,500	$-	$10,600	$1,300
Fidelity Worldwide Fund	$48,000	$-	$9,000	$1,200

A Amounts may reflect rounding
B Fidelity Sustainable International Equity Fund commenced operations on February 10,

2022.  Fidelity SAI Sustainable Emerging Markets Equity Fund and Fidelity SAI Sustainable International Equity Fund and commenced operations on April 14, 2022.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Emerging Markets Discovery Fund, Fidelity Emerging Markets Fund, Fidelity Enduring Opportunities Fund, Fidelity Europe Fund, Fidelity Global Commodity Stock Fund, Fidelity Infrastructure Fund, Fidelity International Discovery Fund, Fidelity International Growth Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Series Canada Fund, Fidelity Series International Growth Fund, Fidelity Sustainable Emerging Markets Equity Fund, and Fidelity Total Emerging Markets Fund (the “Fund(s)”):

Services Billed by PwC

October 31, 2022 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$48,900	$4,500	$10,900	$1,500
Fidelity China Region Fund	$60,300	$5,400	$10,900	$1,800
Fidelity Emerging Asia Fund	$52,800	$4,800	$11,800	$1,600
Fidelity Emerging Markets Discovery Fund	$46,300	$4,300	$10,900	$1,500
Fidelity Emerging Markets Fund	$77,300	$5,800	$13,300	$2,000
Fidelity Enduring Opportunities Fund	$28,400	$2,600	$6,500	$900
Fidelity Europe Fund	$58,400	$5,100	$12,300	$1,700
Fidelity Global Commodity Stock Fund	$35,500	$3,100	$6,000	$1,100
Fidelity Infrastructure Fund	$36,700	$3,300	$7,600	$1,100
Fidelity International Discovery Fund	$102,300	$5,600	$39,100	$1,900
Fidelity International Growth Fund	$50,800	$4,400	$11,400	$1,500
Fidelity Japan Fund	$51,800	$4,800	$10,900	$1,600
Fidelity Japan Smaller Companies Fund	$43,300	$4,100	$10,900	$1,400
Fidelity Latin America Fund	$54,000	$4,900	$10,900	$1,700
Fidelity Nordic Fund	$42,700	$4,000	$12,300	$1,400
Fidelity Overseas Fund	$77,600	$5,100	$15,400	$1,700
Fidelity Pacific Basin Fund	$52,500	$4,900	$12,700	$1,700
Fidelity Series Canada Fund	$43,400	$4,100	$11,000	$1,400
Fidelity Series International Growth Fund	$52,600	$3,700	$13,200	$1,300
Fidelity Sustainable Emerging Markets Equity Fund	$40,600	$2,900	$11,300	$1,000
Fidelity Total Emerging Markets Fund	$53,200	$4,800	$10,100	$1,600

October 31, 2021 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$47,600	$4,800	$10,600	$1,600
Fidelity China Region Fund	$58,700	$5,700	$10,600	$1,900
Fidelity Emerging Asia Fund	$51,400	$5,100	$11,400	$1,700
Fidelity Emerging Markets Discovery Fund	$45,000	$4,600	$10,600	$1,500
Fidelity Emerging Markets Fund	$72,400	$5,800	$10,900	$2,000
Fidelity Enduring Opportunities Fund	$27,700	$2,700	$10,300	$900
Fidelity Europe Fund	$54,600	$5,300	$10,600	$1,800
Fidelity Global Commodity Stock Fund	$35,100	$3,300	$5,800	$1,100
Fidelity Infrastructure Fund	$35,700	$3,400	$9,000	$1,200
Fidelity International Discovery Fund	$67,300	$5,900	$20,500	$2,000
Fidelity International Growth Fund	$46,500	$4,700	$10,600	$1,600
Fidelity Japan Fund	$50,600	$5,200	$10,600	$1,700
Fidelity Japan Smaller Companies Fund	$42,100	$4,300	$10,600	$1,500
Fidelity Latin America Fund	$52,500	$5,200	$10,600	$1,700
Fidelity Nordic Fund	$41,600	$4,300	$10,600	$1,400
Fidelity Overseas Fund	$53,000	$5,300	$13,200	$1,800
Fidelity Pacific Basin Fund	$51,100	$5,200	$12,300	$1,700
Fidelity Series Canada Fund	$42,200	$4,300	$10,700	$1,500
Fidelity Series International Growth Fund	$40,300	$3,900	$10,900	$1,300
Fidelity Sustainable Emerging Markets Equity Fund	$-	$-	$-	$-
Fidelity Total Emerging Markets Fund	$51,800	$5,000	$9,800	$1,700

A Amounts may reflect rounding.
B Fidelity Sustainable Emerging Markets Equity Fund commenced operations on February 10, 2022

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2022A,B	October 31, 2021A,B
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity SAI Sustainable Emerging Markets Equity Fund, Fidelity SAI Sustainable International Equity Fund, and Fidelity Sustainable International Equity Funds’ commencement of operations.

Services Billed by PwC

	October 31, 2022A,B	October 31, 2021A,B
Audit-Related Fees	$7,914,600	$8,830,600
Tax Fees	$1,000	$354,200
All Other Fees	$-	$-

A Amounts may reflect rounding
B May include amounts billed prior to the Fidelity Sustainable Emerging Markets Equity Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	October 31, 2022A,B	October 31, 2021A,B
Deloitte Entities	$694,200	$726,100
PwC	$13,266,000	$14,833,300

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity SAI Sustainable Emerging Markets Equity Fund, Fidelity SAI Sustainable International Equity Fund, Fidelity Sustainable Emerging Markets Equity Fund, and Fidelity Sustainable International Equity Funds’ commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 21, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	December 21, 2022